UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 through October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

October 31, 2020

JPMorgan Macro Opportunities Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

DECEMBER 10, 2020 (Unaudited)

Dear Shareholders,

Even as the pandemic fueled deep uncertainty over the past year, global financial markets proved to be resilient with unprecedented support from central banks and broad investor optimism over advances in global efforts to end the pandemic. Over the twelve months ended October 31, 2020, equity prices in the U.S. and emerging markets generally led a broad but uneven recovery from lows reached in the first quarter of 2020. For the period, the S&P 500 Index returned 9.71%, the MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%.

“We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment.” — Andrea L. Lisher

The period began with upward momentum in global equity markets but by the end of March 2020, investors responded to the emerging pandemic with a broad sell-off that fed a sharp spike in financial market volatility. The swift response of leading central banks to seek to ensure market liquidity brought some calm to financial markets and in the following months equity prices began to recover. Though the full economic impact of the pandemic remains unknown, investors have appeared to focus on specific efforts to contain Covid-19 and the timeline for the potential availability of vaccines against the virus.

Throughout this period, J.P. Morgan Asset Management has quickly adapted to unique challenges and has continued to operate utilizing the same fundamental practices and principles that have driven our success. We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment. On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

While global financial markets largely entered the reporting period with support from an improving economic and trade outlook, the economic shock of the pandemic response sparked a drop in global asset prices and a spike in market volatility in the first quarter of 2020. Rapid interventions by the world’s central banks helped to calm investors and set the stage for general but uneven recovery in financial markets.

The final months of 2019 were marked by rising prices for global equity — led by U.S. markets — driven partly by gains in U.S. and European manufacturing and an initial U.S.-China agreement to lower trade barriers. Amid already low interest rates, the U.S. Federal Reserve declined to cut rates further at its December meeting.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets across the globe. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices generally fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

For the twelve months ended October 31, 2020, the S&P 500 Index returned a total of 9.71%, MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%. Among bond market indexes, the Bloomberg Barclays U.S. Aggregate Index returned 6.19% and the Bloomberg Barclays Emerging Markets Index returned 3.38%

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

FOR THE PERIOD APRIL 15, 2020 (INCEPTION DATE) THROUGH OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.60%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.06%

Net Assets as of 10/31/2020 (In Thousands)	$15,432

INVESTMENT OBJECTIVE**

The JPMorgan Macro Opportunities Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the period from inception on April 15, 2020 to October 31, 2020.

The Fund’s long equity strategies were leading contributors to absolute performance during the reporting period. The Fund’s fixed income strategies also contributed to absolute performance, while the Fund’s short bias equity strategies and currency positioning detracted from absolute performance.

In equity, the Fund’s security selections in the technology and European utilities sectors were leading contributors to absolute performance. The technology companies in which the Fund was invested benefitted from continued growth in online retail sales and the increased adoption of cloud computing during the period. Shares of select European utilities rose following the EU’s announcement of a 750 billion euro pandemic recovery fund that included an emphasis on investment in renewable energy.

In fixed income, the Fund’s long position in Italian treasury bonds versus its short position in German government bonds also contributed to absolute performance as the EU’s pandemic recovery fund announcement led to narrowing of yield spreads between the two countries’ sovereign debt.

The leading detractors from absolute performance were the Fund’s short positions in U.S. and emerging markets equity via futures and options contracts as better-than-expected global economic data provided support for global equity. The Fund’s long position in the U.S. dollar, obtained through foreign exchange forward contracts, also detracted from absolute performance as improved economic growth held down the relative value of the dollar.

The Fund’s allocation to equity was the leading contributor to performance relative to the Benchmark, which is a fixed-income index that contains no equity.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund maintained a modest level of portfolio risk and tilted exposures to benefit from the recovery environment, while being mindful of the ongoing risk of pandemic resurgence. The Fund maintained a modest level of net equity risk, achieved through long and short exposures, a low level of duration across developed and emerging markets, as well as defensive positioning in currencies, and exposure to the gold price through equity holdings in gold mining companies. Duration measures the price sensitivity of bonds relative to changes in interest rates. Generally, bonds of shorter duration will experience a smaller decrease in price when interest rates decline.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

FOR THE PERIOD APRIL 15, 2020 (INCEPTION DATE) THROUGH OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	2.7%
2.	Amazon.com, Inc.	2.3
3.	Alphabet, Inc., Class A	2.3
4.	Microsoft Corp.	2.1
5.	Visa, Inc., Class A	2.0
6.	Enel SpA (Italy)	1.9
7.	Orsted A/S (Denmark)	1.8
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.7
9.	Mastercard, Inc., Class A	1.7
10.	PayPal Holdings, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	15.5%
Financials	14.1
Consumer Discretionary	11.6
Utilities	6.9
Health Care	5.4
Industrials	3.9
Communication Services	3.3
Materials	3.1
Consumer Staples	1.0
Others (each less than 1.0%)	0.4
Short-Term Investments	34.8

***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	April 15, 2020
With Sales Charge**		(2.91)%
Without Sales Charge		2.47
CLASS C SHARES	April 15, 2020
With CDSC***		1.20
Without CDSC		2.20
CLASS I SHARES	April 15, 2020	2.60
CLASS R6 SHARES	September 30, 2020	2.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (04/15/20 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 15, 2020.

Returns for Class R6 Shares prior to its inception are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Macro Opportunities Fund and the ICE BofAML 3-Month U.S. Treasury Bill Index from April 15, 2020 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	18.65%
S&P 500 Index	9.71%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.92%

Net Assets as of 10/31/2020 (In Thousands)	$485,516

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2020.

The Fund’s long positions in the consumer discretionary and communications services sectors were leading contributors to performance relative to the Benchmark. The Fund’s long position in the information technology sector and its short positions in the health care sector were leading detractors from relative performance.

Leading individual contributors to absolute performance included the Fund’s long positions in Tesla Inc., Nvidia Corp. and Alibaba Group Holding Ltd. Shares of Tesla, a maker of electric automobiles and energy generation and storage systems, rose on growth in quarterly earnings and investor demand for large cap technology stocks. Shares of Nvidia, a semiconductor manufacturer, rose as the company increased market share in key businesses and expanded into other technology businesses. Shares of Alibaba Group Holding, an electronic commerce platform provider, rose amid increased demand for digital services.

Leading individual detractors from absolute performance included the Fund’s long position in Berkshire Hathaway Inc. and short positions in Square Inc. and Simon Property Group Inc. Shares of Berkshire Hathaway, a holding company conglomerate, fell after the company reported lower-than-expected results for the first quarter of 2020, largely due to the impact of the pandemic on the company’s insurance business. Shares of Square, a credit-card processing company, rose amid an increase in cashless transactions driven by the pandemic. Shares of Simon Property Group, a retail sector real estate investment trust, rebounded from the broad sell-off in in the first quarter of 2020 amid investor expectations that it would emerge from pandemic lockdowns in a better competitive position than its peers.

HOW WAS THE FUND POSITIONED?

During the twelve months ended October 31, 2020, the Fund invested an average of 109% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or the Benchmark. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the twelve month reporting period, the Fund’s average gross exposure was 109% and its average net exposure was 63%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	7.1%
2.	Charter Communications, Inc., Class A	6.5
3.	Cigna Corp.	6.2
4.	NXP Semiconductors NV (Netherlands)	5.7
5.	Fiserv, Inc.	5.5
6.	Best Buy Co., Inc.	4.4
7.	Tesla, Inc.	3.9
8.	Altice USA, Inc., Class A	3.5
9.	NextEra Energy, Inc.	3.3
10.	NVIDIA Corp.	3.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Varian Medical Systems, Inc.	19.6%
2.	National General Holdings Corp.	16.4
3.	SPDR S&P 500 ETF Trust	16.0
4.	Sirius XM Holdings, Inc.	13.8
5.	Acacia Communications, Inc.	13.5
6.	Walgreens Boots Alliance, Inc.	5.4
7.	Host Hotels & Resorts, Inc.	5.0
8.	CVS Health Corp.	3.1
9.	Exelon Corp.	1.5
10.	Consolidated Edison, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.3%
Communication Services	17.7
Consumer Discretionary	16.8
Health Care	10.2
Materials	4.8
Utilities	3.3
Financials	2.3
Industrials	1.3
Others (each less than 1.0%)	0.9
Short-Term Investments	22.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Health Care	22.6%
Financials	16.4
Exchange-Traded Fund	16.0
Communication Services	13.8
Information Technology	13.5
Real Estate	7.2
Consumer Staples	5.7
Utilities	4.4
Others (each less than 1.0%)	0.4

***	Percentages indicated are based on total long investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge*		12.19%	4.57%	6.25%
Without Sales Charge		18.40	5.70	7.18
CLASS C SHARES	August 29, 2014
With CDSC**		16.78	5.17	6.65
Without CDSC		17.78	5.17	6.65
CLASS I SHARES	August 29, 2014	18.65	5.96	7.44
CLASS R6 SHARES	August 29, 2014	18.96	6.22	7.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 29, 2014 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the

U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.26%
ICE BofAML 3-Month US Treasury Bill Index	0.92%

Net Assets as of 10/31/2020 (In Thousands)	$141,439

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2020.

The Fund’s security selection in the software & hardware sector and its overweight position in the semiconductors sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer stable and the pharmaceutical & health care sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s long position in Amazon.com Inc. and its short positions in Cinemark Holdings Inc. and Boeing Co. Shares of Amazon.com, a provider of online retail shopping and related services, rose amid consumer demand for online shopping and services. Shares of Cinemark Holdings, an operator of movie theaters, fell amid the closure of cinemas and other entertainment venues in response to the pandemic. Shares of Boeing, an airplane manufacturing and aerospace company, fell amid a sharp global decrease in air travel.

Leading individual detractors from relative performance included the Fund’s short positions in Spotify Technology SA,

and Kroger Co. and its long position in Diamondback Energy Inc. Shares of Spotify Technology, a provider of digital music streaming services, rose after the company reported better-than-expected user growth during the third quarter of 2020. Shares of Kroger, a grocery supermarket chain, rose after the company reported better-than-expected sales and earnings for the second quarter of 2020 and unveiled a $1 billion share repurchase plan. Shares of Diamondback Energy, an oil and gas company focused on U.S. shale deposits, fell amid consecutive quarters of lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	2.0%
2.	NXP Semiconductors NV (Netherlands)	2.0
3.	Netflix, Inc.	1.7
4.	Trane Technologies plc	1.5
5.	Truist Financial Corp.	1.3
6.	Stanley Black & Decker, Inc.	1.3
7.	Mastercard, Inc., Class A	1.3
8.	Analog Devices, Inc.	1.1
9.	O’Reilly Automotive, Inc.	1.1
10.	Norfolk Southern Corp.	1.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Cisco Systems, Inc.	3.1%
2.	Broadcom, Inc.	2.4
3.	ViacomCBS, Inc.	2.4
4.	Walt Disney Co. (The)	2.1
5.	Spotify Technology SA	1.9
6.	Kroger Co. (The)	1.9
7.	Clorox Co. (The)	1.8
8.	Take-Two Interactive Software, Inc.	1.8
9.	General Electric Co.	1.7
10.	Gilead Sciences, Inc.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Industrials	11.9
Consumer Discretionary	10.5
Health Care	9.0
Communication Services	7.8
Financials	6.7
Materials	4.6
Energy	4.3
Real Estate	3.8
Consumer Staples	2.9
Utilities	2.9
Short-Term Investments	17.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	15.9%
Communication Services	14.3
Industrials	13.6
Health Care	10.0
Financials	9.3
Consumer Staples	8.1
Consumer Discretionary	7.8
Energy	6.5
Materials	5.4
Real Estate	5.3
Utilities	3.8

***	Percentages indicated are based on total long investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		6.06%	2.21%	0.64%
Without Sales Charge		11.97	3.32	1.19
CLASS C SHARES	November 2, 2009
With CDSC**		10.36	2.80	0.78
Without CDSC		11.36	2.80	0.78
CLASS I SHARES	November 2, 2009	12.26	3.58	1.44

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofAML 3-Month U.S. Treasury Bill Index from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 56.6%

Banks — 5.5%

Bank Central Asia Tbk. PT (Indonesia)	64		126

Fifth Third Bancorp	3		68

First Republic Bank	1		172

HDFC Bank Ltd., ADR (India) *	3		179

PNC Financial Services Group, Inc. (The)	1		73

Sberbank of Russia PJSC, ADR (Russia)	11		114

Sberbank of Russia PJSC, ADR (Russia)	5		47

Signature Bank	1		70

			849

Capital Markets — 0.9%

S&P Global, Inc.	—	(a)	136

Electric Utilities — 5.5%

EDP — Energias de Portugal SA (Portugal)	24		121

Enel SpA (Italy)	34		271

Iberdrola SA (Spain)	17		204

Orsted A/S (Denmark) (b)	2		257

			853

Electrical Equipment — 1.7%

Rockwell Automation, Inc.	—	(a)	107

Schneider Electric SE (France)	1		150

			257

Entertainment — 1.0%

Walt Disney Co. (The)	1		147

Health Care Equipment & Supplies — 0.7%

Abbott Laboratories	1		114

Hotels, Restaurants & Leisure — 0.9%

Compass Group plc (United Kingdom)	11		145

Insurance — 3.4%

AIA Group Ltd. (Hong Kong)	17		162

Aon plc, Class A	1		125

Ping An Insurance Group Co. of China Ltd., Class H (China)	24		243

			530

Interactive Media & Services — 2.1%

Alphabet, Inc., Class A *	—	(a)	327

Internet & Direct Marketing Retail — 4.6%

Alibaba Group Holding Ltd., ADR (China) *	1		381

Amazon.com, Inc. *	—	(a)	334

			715

INVESTMENTS	SHARES (000)		VALUE ($000)

IT Services — 4.9%

Mastercard, Inc., Class A	1		241

PayPal Holdings, Inc. *	1		238

Visa, Inc., Class A	2		282

			761

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific, Inc.	—	(a)	136

Machinery — 1.9%

Stanley Black & Decker, Inc.	1		155

Volvo AB, Class B (Sweden) *	7		139

			294

Metals & Mining — 2.9%

Barrick Gold Corp. (Canada)	8		215

Newmont Corp.	4		224

			439

Multi-Utilities — 0.8%

RWE AG (Germany)	3		129

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	1		141

Pharmaceuticals — 3.4%

AstraZeneca plc (United Kingdom)	1		119

Johnson & Johnson	1		121

Novo Nordisk A/S, Class B (Denmark)	2		141

Roche Holding AG (Switzerland)	—	(a)	143

			524

Semiconductors & Semiconductor Equipment — 4.1%

Analog Devices, Inc.	1		165

Microchip Technology, Inc.	1		152

NVIDIA Corp.	—	(a)	135

Texas Instruments, Inc.	1		173

			625

Software — 5.3%

Adobe, Inc. *	—	(a)	94

Atlassian Corp. plc, Class A *	—	(a)	91

Microsoft Corp.	1		297

salesforce.com, Inc. *	1		230

ServiceNow, Inc. *	—	(a)	103

			815

Specialty Retail — 1.9%

Burlington Stores, Inc. *	1		109

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)			VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

TJX Cos., Inc. (The)		4		180

				289

Textiles, Apparel & Luxury Goods — 3.3%

Lululemon Athletica, Inc. *		—	(a)	80

LVMH Moet Hennessy Louis Vuitton SE (France)		—	(a)	225

NIKE, Inc., Class B		2		200

				505

Total Common Stocks (Cost $7,587)				8,731

	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 3.2%

Bonos de la Tesoreria (Peru) 5.94%, 2/12/2029	PEN	332		109

Romania Government Bond (Romania)

2.75%, 2/26/2026 (b)	EUR	60		76

3.62%, 5/26/2030 (b)	EUR	58		77

United Mexican States (Mexico) 4.50%, 4/22/2029		200		226

Total Foreign Government Securities (Cost $483)				488

	NO. OF CONTRACTS
Options Purchased — 0.4%

Call Options Purchased — 0.3%

Aerospace & Defense — 0.0% (c)

Airbus SE (France) 12/17/2021 at EUR 100.00, American Style Notional Amount: EUR 69 Exchange-Traded *	EUR	11		3

Boeing Co. (The) 1/21/2022 at USD 300.00, American Style Notional Amount: USD 58 Exchange-Traded *		4		2

				5

Airlines — 0.0% (c)

American Airlines Group, Inc. 1/21/2022 at USD 37.00, American Style Notional Amount: USD 36 Exchange-Traded *		32		2

United Airlines Holdings, Inc. 1/21/2022 at USD 90.00, American Style Notional Amount: USD 41 Exchange-Traded *		12		1

				3

Automobiles — 0.0% (c)

Renault SA (France) 12/17/2021 at EUR 40.00, American Style Notional Amount: EUR 36 Exchange-Traded *	EUR	17		1

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)

Banks — 0.1%

Natwest Group plc (United Kingdom) 12/17/2021 at GBP 160.00, American Style Notional Amount: GBP 0 Exchange-Traded *	GBP	33	4

Signature Bank 9/17/2021 at USD 100.00, American Style Notional Amount: USD 81 Exchange-Traded *		10	6

Societe Generale SA (France) 12/17/2021 at EUR 20.00, American Style Notional Amount: EUR 42 Exchange-Traded *		EUR 36	2

Wells Fargo & Co. 1/21/2022 at USD 40.00, American Style Notional Amount: USD 51 Exchange-Traded *		24	1

			13

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Simon Property Group, Inc. 1/21/2022 at USD 135.00, American Style Notional Amount: USD 50 Exchange-Traded *		8	2

Hotels, Restaurants & Leisure — 0.0% (c)

Carnival Corp. 1/21/2022 at USD 40.00, American Style Notional Amount: USD 34 Exchange-Traded *		25	3

MGM Resorts International 1/21/2022 at USD 40.00, American Style Notional Amount: USD 51 Exchange-Traded *		25	3

Norwegian Cruise Line Holdings Ltd. 1/21/2022 at USD 75.00, American Style Notional Amount: USD 37 Exchange-Traded *		22	1

			7

Index Funds — 0.2%

Russell 2000 Index 3/19/2021 at USD 1,750.00, European Style Notional Amount: USD 1,077 Exchange-Traded *		7	23

STOXX Europe 600 Utilities Index (Germany) 12/18/2020 at EUR 370.00, European Style Notional Amount: EUR 359 Exchange-Traded *	EUR	21	3

12/18/2020 at EUR 400.00, European Style Notional Amount: EUR 360 Exchange-Traded *	EUR	21	—	(a)

			26

Total Call Options Purchased			57

Put Options Purchased — 0.1%

Index Funds — 0.1%

S&P 500 Index 11/2/2020 at USD 3,240.00, European Style Notional Amount: USD 2,394 Exchange-Traded *		7	13

Total Options Purchased (Cost $139)			70

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Short-Term Investments — 32.2%

Foreign Government Treasury Bills — 16.9%

Japan Treasury Discount Bills (Japan)

(0.08)%, 11/2/2020 (d)	JPY	64,250	614

(0.09)%, 11/16/2020 (d)	JPY	64,850	620

(0.09)%, 1/18/2021 (d)	JPY	34,950	334

(0.09)%, 2/1/2021 (d)	JPY	62,000	592

Letras do Tesouro Nacional (Brazil) 4.32%, 7/1/2023 (d)	BRL	3,000	449

Total Foreign Government Treasury Bills (Cost $2,640)			2,609

	SHARES (000)
Investment Companies — 15.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.11% (e) (f) (Cost $2,356)		2,355	2,356

Total Short-Term Investments (Cost $4,996)			4,965

Total Investments — 92.4% (Cost $13,205)			14,254
Other Assets Less Liabilities — 7.6%			1,178

NET ASSETS — 100.0%			15,432

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
PT	Limited liability company
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	The rate shown is the effective yield as of October 31, 2020.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini Industrial Select Sector	4	12/2020	USD	305	(10)
Euro-BTP	5	12/2020	EUR	870	21
Russell 2000 E-Mini Index	3	12/2020	USD	231	1
U.S. Treasury 10 Year Note	5	12/2020	USD	691	(6)

					6

Short Contracts
EURO STOXX 50 Index	(24)	12/2020	EUR	(827)	96
Euro-Bund	(4)	12/2020	EUR	(821)	(11)
MSCI Emerging Markets E-Mini Index	(3)	12/2020	USD	(165)	1
S&P 500 E-Mini Index	(16)	12/2020	USD	(2,612)	103
E-mini Consumer Staples Select Sector	(5)	12/2020	USD	(312)	14
E-mini Utilities Select Sector	(2)	12/2020	USD	(126)	4
E-mini Health Care Select Sector	(1)	12/2020	USD	(103)	5

					212

					218

Abbreviations
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

Forward foreign currency exchange contracts outstanding as of October 31, 2020 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
MXN	8,166	USD	380	Barclays Bank plc	11/24/2020	4
USD	470	BRL	2,609	Citibank, NA**	11/24/2020	16
USD	36	DKK	225	Merrill Lynch International	11/24/2020	1
USD	454	DKK	2,873	TD Bank Financial Group	11/24/2020	4
USD	430	HKD	3,330	Citibank, NA	11/24/2020	— (a)
USD	431	HKD	3,339	TD Bank Financial Group	11/24/2020	— (a)
USD	159	INR	11,690	Citibank, NA**	11/24/2020	1
USD	34	INR	2,507	Goldman Sachs International**	11/24/2020	— (a)
USD	113	PEN	404	Citibank, NA**	11/24/2020	1
USD	201	RUB	15,658	Goldman Sachs International**	11/24/2020	5
JPY	31,386	USD	298	Goldman Sachs International	1/25/2021	2
USD	182	CHF	166	Goldman Sachs International	1/25/2021	1
USD	1,621	EUR	1,377	Goldman Sachs International	1/25/2021	14
USD	972	GBP	748	Goldman Sachs International	1/25/2021	2
USD	166	SEK	1,460	Goldman Sachs International	1/25/2021	1

Total unrealized appreciation						52

CNY	2,649	USD	396	Barclays Bank plc**	11/24/2020	(1)
DKK	308	USD	49	Goldman Sachs International	11/24/2020	— (a)
DKK	293	USD	47	Merrill Lynch International	11/24/2020	(1)
HKD	231	USD	30	TD Bank Financial Group	11/24/2020	— (a)
RUB	2,418	USD	31	Goldman Sachs International**	11/24/2020	— (a)
USD	34	CNY	229	Barclays Bank plc**	11/24/2020	— (a)
USD	358	CNY	2,420	Merrill Lynch International**	11/24/2020	(2)
USD	110	IDR	1,633,287	Citibank, NA**	11/24/2020	(1)
USD	387	ZAR	6,420	Citibank, NA	11/24/2020	(7)
CHF	33	USD	36	Goldman Sachs International	1/25/2021	— (a)
EUR	595	USD	705	Goldman Sachs International	1/25/2021	(10)
GBP	173	USD	226	Goldman Sachs International	1/25/2021	(2)
USD	1,857	JPY	194,949	Goldman Sachs International	1/25/2021	(8)

Total unrealized depreciation						(32)

Net unrealized appreciation						20

Abbreviations
BRL	Brazilian Real
CHF	Swiss Franc
CNY	China Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 105.6%

Common Stocks — 82.0%

Automobiles — 4.1%

Tesla, Inc. *	51		19,761

Banks — 0.6%

Comerica, Inc.	68		3,097

Chemicals — 5.1%

Air Products and Chemicals, Inc. (a)	61		16,718

Sherwin-Williams Co. (The) (a)	12		7,952

			24,670

Consumer Finance — 1.8%

LendingTree, Inc. *	27		8,797

Electric Utilities — 3.5%

NextEra Energy, Inc.	232		16,980

Entertainment — 2.4%

Netflix, Inc. * (a)	25		11,672

Food Products — 1.0%

Beyond Meat, Inc. * (a)	32		4,596

Health Care Providers & Services — 9.8%

Cigna Corp. (a)	192		32,043

UnitedHealth Group, Inc. (a)	50		15,341

			47,384

Interactive Media & Services — 1.5%

Alphabet, Inc., Class A *	—	(b)	522

Zillow Group, Inc., Class C * (a)	78		6,923

			7,445

Internet & Direct Marketing Retail — 8.5%

Alibaba Group Holding Ltd., ADR (China) * (a)	120		36,626

Amazon.com, Inc. *	2		4,840

			41,466

IT Services — 6.7%

Fidelity National Information Services, Inc. (a)	3		406

Fiserv, Inc. * (a)	296		28,280

Mastercard, Inc., Class A	2		441

Twilio, Inc., Class A *	11		3,043

Visa, Inc., Class A(a)	2		414

			32,584

Life Sciences Tools & Services — 1.1%

Thermo Fisher Scientific, Inc.	11		5,123

Media — 14.7%

Altice USA, Inc., Class A * (a)	661		17,810

Charter Communications, Inc., Class A * (a)	55		33,386

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Liberty Media Corp.-Liberty SiriusXM, Class A *	316	10,929

Liberty Media Corp.-Liberty SiriusXM, Class C *	273	9,432

		71,557

Road & Rail — 1.4%

Canadian Pacific Railway Ltd. (Canada)	21	6,196

Lyft, Inc., Class A *	9	196

Uber Technologies, Inc. *	7	230

		6,622

Semiconductors & Semiconductor Equipment — 9.5%

NVIDIA Corp. (a)	34	16,834

NXP Semiconductors NV (Netherlands)	217	29,317

		46,151

Software — 3.3%

Microsoft Corp.	35	7,056

RingCentral, Inc., Class A *	35	8,925

		15,981

Specialty Retail — 5.1%

Best Buy Co., Inc.	202	22,545

Lowe’s Cos., Inc.	15	2,328

		24,873

Technology Hardware, Storage & Peripherals — 1.9%

Apple, Inc.	85	9,250

Total Common Stocks (Cost $334,770)		398,009

Short-Term Investments — 23.6%

Investment Companies — 23.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $114,889)	114,820	114,889

Total Long Positions (Cost $449,659)		512,898

Short Positions — (31.1)%

Common Stocks — (26.1)%

Beverages — (0.1)%

Molson Coors Beverage Co., Class B	(15)	(518)

Communications Equipment — (4.2)%

Acacia Communications, Inc. *	(300)	(20,334)

Electric Utilities — (0.7)%

Exelon Corp.	(57)	(2,280)

Pinnacle West Capital Corp.	(13)	(1,087)

		(3,367)

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Energy Equipment & Services — (0.1)%

Schlumberger NV	(43)	(649)

Equity Real Estate Investment Trusts (REITs) — (2.2)%

AvalonBay Communities, Inc.	(14)	(1,976)

Host Hotels & Resorts, Inc.	(722)	(7,565)

Vornado Realty Trust	(42)	(1,291)

		(10,832)

Food & Staples Retailing — (1.7)%

Walgreens Boots Alliance, Inc.	(239)	(8,146)

Health Care Equipment & Supplies — (6.1)%

Varian Medical Systems, Inc. *	(171)	(29,552)

Health Care Providers & Services — (0.9)%

CVS Health Corp.	(83)	(4,664)

Insurance — (5.1)%

National General Holdings Corp.	(728)	(24,729)

Media — (4.3)%

Sirius XM Holdings, Inc.	(3,631)	(20,803)

Multi-Utilities — (0.7)%

Consolidated Edison, Inc.	(29)	(2,255)

DTE Energy Co.	(9)	(1,054)

		(3,309)

Total Common Stocks (Proceeds $(127,400))		(126,903)

Exchange-traded Funds — (5.0)%

U.S. Equity — (5.0)%

SPDR S&P 500 ETF Trust(Proceeds $(24,614))	(74)	(24,243)

Total Short Positions (Proceeds $(152,014))		(151,146)

Total Investments — 74.5% (Cost $297,645)		361,752
Other Assets Less Liabilities — 25.5%		123,764

NET ASSETS — 100.0%		485,516

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depository Receipts

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $110,619,000 and $186,652,000 respectively.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 95.0%

Common Stocks — 78.2%

Aerospace & Defense — 1.0%

Northrop Grumman Corp.	3		813

Raytheon Technologies Corp.	10		542

			1,355

Air Freight & Logistics — 0.2%

FedEx Corp.	1		260

United Parcel Service, Inc., Class B	1		81

			341

Auto Components — 0.7%

Aptiv plc	4		352

BorgWarner, Inc.	1		41

Magna International, Inc. (Canada)	12		604

			997

Automobiles — 0.1%

General Motors Co.	4		151

Banks — 2.0%

Regions Financial Corp.	37		494

SVB Financial Group *	1		340

Truist Financial Corp.	43		1,806

Wells Fargo & Co.	10		221

			2,861

Beverages — 0.9%

Coca-Cola Co. (The)	5		232

Constellation Brands, Inc., Class A	3		467

PepsiCo, Inc.	5		635

			1,334

Biotechnology — 2.2%

AbbVie, Inc.	12		1,032

Alexion Pharmaceuticals, Inc. *	5		601

Biogen, Inc. *	4		915

Vertex Pharmaceuticals, Inc. *	2		516

			3,064

Building Products — 1.8%

Allegion plc	1		102

Masco Corp.	7		389

Trane Technologies plc	15		2,043

			2,534

Capital Markets — 1.3%

Ameriprise Financial, Inc.	—	(a)	61

Charles Schwab Corp. (The)	12		507

Intercontinental Exchange, Inc.	3		310

INVESTMENTS	SHARES (000)		VALUE ($000)

Capital Markets — continued

Morgan Stanley	13		637

MSCI, Inc.	—	(a)	174

State Street Corp.	3		182

			1,871

Chemicals — 4.1%

Air Products and Chemicals, Inc. (b)	1		363

Celanese Corp.	6		707

Corteva, Inc.	15		483

DuPont de Nemours, Inc.	15		877

Eastman Chemical Co. (b)	13		1,047

FMC Corp.	3		342

Linde plc (United Kingdom)	6		1,242

PPG Industries, Inc.	5		680

Sherwin-Williams Co. (The)	—	(a)	91

			5,832

Consumer Finance — 0.8%

Capital One Financial Corp.	16		1,141

Containers & Packaging — 0.2%

Crown Holdings, Inc. *	4		303

Diversified Financial Services — 0.4%

Voya Financial, Inc.	10		496

Electric Utilities — 1.9%

Entergy Corp.	2		251

NextEra Energy, Inc.	18		1,331

Xcel Energy, Inc. (b)	15		1,062

			2,644

Electrical Equipment — 1.3%

AMETEK, Inc.	7		679

Eaton Corp. plc	6		643

Rockwell Automation, Inc.	—	(a)	71

Sensata Technologies Holding plc *	11		495

			1,888

Electronic Equipment, Instruments & Components — 0.6%

TE Connectivity Ltd.	8		821

Energy Equipment & Services — 0.3%

Baker Hughes Co.	27		398

Entertainment — 2.9%

Electronic Arts, Inc. *	7		873

Netflix, Inc. * (b)	5		2,272

Warner Music Group Corp., Class A	38		1,005

			4,150

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 3.6%

Brixmor Property Group, Inc.	43		470

Camden Property Trust	6		599

Equity LifeStyle Properties, Inc.	17		987

Host Hotels & Resorts, Inc.	5		56

Kimco Realty Corp.	23		235

Prologis, Inc.	6		603

Realty Income Corp.	2		107

SBA Communications Corp.	1		236

Sun Communities, Inc.	1		89

UDR, Inc.	11		331

Ventas, Inc.	20		775

WP Carey, Inc.	9		573

			5,061

Food & Staples Retailing — 0.4%

Albertsons Cos., Inc., Class A	26		376

Costco Wholesale Corp.	1		196

			572

Food Products — 0.6%

Conagra Brands, Inc.	9		324

Mondelez International, Inc., Class A	9		484

			808

Health Care Equipment & Supplies — 2.4%

Baxter International, Inc.	1		97

Becton Dickinson and Co.	1		128

Boston Scientific Corp. *	19		666

Intuitive Surgical, Inc. *	1		853

Medtronic plc	6		609

Zimmer Biomet Holdings, Inc.	7		989

			3,342

Health Care Providers & Services — 1.6%

Centene Corp. *	5		294

Cigna Corp.(b)	4		705

McKesson Corp.	7		1,055

UnitedHealth Group, Inc. (b)	—	(a)	151

			2,205

Hotels, Restaurants & Leisure — 1.7%

Choice Hotels International, Inc.	2		179

Hilton Worldwide Holdings, Inc.	3		270

Las Vegas Sands Corp.	7		340

McDonald’s Corp.	1		188

Yum! Brands, Inc. (b)	15		1,421

			2,398

INVESTMENTS	SHARES (000)		VALUE ($000)

Household Durables — 0.5%

KB Home	14		436

Lennar Corp., Class A	1		62

Mohawk Industries, Inc. *	1		68

Toll Brothers, Inc.	4		173

			739

Household Products — 0.6%

Kimberly-Clark Corp.	2		227

Procter & Gamble Co. (The)	5		637

			864

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	4		618

Insurance — 1.8%

American International Group, Inc.	4		125

Arthur J Gallagher & Co.	4		379

Chubb Ltd.	9		1,110

Marsh & McLennan Cos., Inc.	4		405

Progressive Corp. (The)	6		530

RenaissanceRe Holdings Ltd. (Bermuda)	—	(a)	48

			2,597

Interactive Media & Services — 1.4%

Alphabet, Inc., Class C * (b)	1		1,357

Facebook, Inc., Class A *	2		566

			1,923

Internet & Direct Marketing Retail — 2.1%

Amazon.com, Inc. * (b)	1		2,730

Booking Holdings, Inc. *	—	(a)	258

			2,988

IT Services — 4.9%

Booz Allen Hamilton Holding Corp.	4		321

DXC Technology Co.	6		115

Fiserv, Inc. * (b)	11		1,016

FleetCor Technologies, Inc. *	4		808

Leidos Holdings, Inc. (b)	14		1,150

Mastercard, Inc., Class A (b)	6		1,754

PayPal Holdings, Inc. * (b)	5		998

WEX, Inc. *	6		726

			6,888

Life Sciences Tools & Services — 0.8%

Thermo Fisher Scientific, Inc.	2		1,094

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Machinery — 2.3%

Deere & Co.	2	365

Parker-Hannifin Corp. (b)	5	1,081

Stanley Black & Decker, Inc. (b)	11	1,757

		3,203

Media — 2.2%

Altice USA, Inc., Class A *	2	60

Charter Communications, Inc., Class A *	2	1,119

Comcast Corp., Class A	15	629

Discovery, Inc., Class A *	57	1,146

Discovery, Inc., Class C *	8	147

		3,101

Multiline Retail — 0.4%

Dollar Tree, Inc. *	7	613

Multi-Utilities — 0.9%

Ameren Corp.	9	712

CMS Energy Corp.	4	261

Public Service Enterprise Group, Inc.	6	338

		1,311

Oil, Gas & Consumable Fuels — 3.8%

Cheniere Energy, Inc. *	8	399

Chevron Corp.(b)	6	397

Concho Resources, Inc.	2	83

Diamondback Energy, Inc.	41	1,053

EOG Resources, Inc.	5	164

Kinder Morgan, Inc.	56	669

Parsley Energy, Inc., Class A	57	571

Pioneer Natural Resources Co. (b)	7	569

TC Energy Corp. (Canada)	21	832

Williams Cos., Inc. (The)	31	594

		5,331

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	2	398

Pharmaceuticals — 1.7%

Bristol-Myers Squibb Co.	16	959

Elanco Animal Health, Inc. *	7	204

Eli Lilly and Co.	7	909

Merck & Co., Inc.	4	313

		2,385

Road & Rail — 4.1%

Canadian Pacific Railway Ltd. (Canada)	2	483

CSX Corp.	11	883

INVESTMENTS	SHARES (000)		VALUE ($000)

Road & Rail — continued

Lyft, Inc., Class A *	46		1,041

Norfolk Southern Corp. (b)	7		1,446

Old Dominion Freight Line, Inc.	2		447

Uber Technologies, Inc. *	36		1,204

Union Pacific Corp.	2		312

			5,816

Semiconductors & Semiconductor Equipment — 7.2%

Advanced Micro Devices, Inc. * (b)	17		1,267

Analog Devices, Inc. (b)	12		1,463

Applied Materials, Inc.	3		172

ASML Holding NV (Registered), NYRS (Netherlands)	—	(a)	145

Lam Research Corp.	3		1,189

Microchip Technology, Inc.	4		374

Micron Technology, Inc. *	20		987

NXP Semiconductors NV (Netherlands)	20		2,677

ON Semiconductor Corp. *	19		488

Qorvo, Inc. *	4		452

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	11		903

Texas Instruments, Inc. (b)	1		121

			10,238

Software — 3.8%

Ceridian HCM Holding, Inc. *	10		832

Coupa Software, Inc. *	3		778

Intuit, Inc. (b)	1		464

Microsoft Corp. (b)	4		882

Paylocity Holding Corp. *	5		884

salesforce.com, Inc. *	4		923

ServiceNow, Inc. *	1		259

Workday, Inc., Class A *	2		332

			5,354

Specialty Retail — 3.9%

AutoZone, Inc. *	1		1,136

Best Buy Co., Inc.	8		937

Home Depot, Inc. (The)	1		322

Lowe’s Cos., Inc. (b)	8		1,278

O’Reilly Automotive, Inc. * (b)	3		1,458

Ross Stores, Inc.	—	(a)	29

TJX Cos., Inc. (The)	6		327

			5,487

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Technology Hardware, Storage & Peripherals — 0.5%

Seagate Technology plc	16	763

Textiles, Apparel & Luxury Goods — 0.5%

Carter’s, Inc.	7	574

NIKE, Inc., Class B	1	169

		743

Trading Companies & Distributors — 0.2%

WW Grainger, Inc.	1	273

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	12	1,271

Total Common Stocks (Cost $97,714)		110,565

Short-Term Investments — 16.8%

Investment Companies — 16.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $23,767)	23,759	23,773

Total Long Positions (Cost $121,481)		134,338

Short Positions — (70.6)%

Common Stocks — (70.6)%

Aerospace & Defense — (1.4)%

Boeing Co. (The)	(3)	(447)

HEICO Corp.	(3)	(336)

Huntington Ingalls Industries, Inc.	(3)	(396)

Lockheed Martin Corp.	(1)	(476)

TransDigm Group, Inc.	(1)	(357)

		(2,012)

Air Freight & Logistics — (0.9)%

CH Robinson Worldwide, Inc.	(8)	(668)

Expeditors International of Washington, Inc.	(7)	(594)

		(1,262)

Auto Components — (0.1)%

Autoliv, Inc. (Sweden)	(1)	(105)

Automobiles — (0.6)%

Ford Motor Co.	(97)	(752)

Harley-Davidson, Inc.	(4)	(141)

		(893)

Banks — (1.9)%

Associated Banc-Corp.	(7)	(92)

Bank of Hawaii Corp.	(4)	(269)

Citizens Financial Group, Inc.	(13)	(362)

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Republic Bank	(3)	(323)

Huntington Bancshares, Inc.	(30)	(315)

KeyCorp	(39)	(511)

PNC Financial Services Group, Inc. (The)	(7)	(749)

		(2,621)

Beverages — (0.1)%

Brown-Forman Corp., Class B	(2)	(129)

Biotechnology — (2.1)%

Amgen, Inc.	(6)	(1,222)

Gilead Sciences, Inc.	(29)	(1,685)

		(2,907)

Building Products — (0.4)%

Fortune Brands Home & Security, Inc.	(2)	(181)

Johnson Controls International plc	(10)	(429)

		(610)

Capital Markets — (2.7)%

BlackRock, Inc.	— (a)	(244)

CME Group, Inc.	(1)	(111)

Franklin Resources, Inc.	(40)	(750)

Moody’s Corp.	(1)	(222)

Nasdaq, Inc.	(7)	(867)

Northern Trust Corp.	(11)	(888)

T. Rowe Price Group, Inc.	(1)	(91)

Waddell & Reed Financial, Inc., Class A	(41)	(630)

		(3,803)

Chemicals — (1.0)%

Albemarle Corp.	(11)	(1,009)

Ecolab, Inc.	(2)	(449)

		(1,458)

Commercial Services & Supplies — (0.3)%

Republic Services, Inc.	(5)	(447)

Communications Equipment — (2.8)%

Cisco Systems, Inc.	(86)	(3,099)

Juniper Networks, Inc.	(47)	(924)

		(4,023)

Construction Materials — (0.7)%

Martin Marietta Materials, Inc.	(1)	(367)

Vulcan Materials Co.	(4)	(569)

		(936)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Consumer Finance — (0.2)%

American Express Co.	(3)	(245)

Containers & Packaging — (2.1)%

Avery Dennison Corp.	(1)	(200)

Ball Corp.	(9)	(805)

International Paper Co.	(29)	(1,251)

Sealed Air Corp.	(4)	(148)

Sonoco Products Co.	(13)	(631)

		(3,035)

Diversified Telecommunication Services — (2.0)%

AT&T, Inc.	(62)	(1,662)

CenturyLink, Inc.	(93)	(800)

Verizon Communications, Inc.	(7)	(427)

		(2,889)

Electric Utilities — (1.4)%

American Electric Power Co., Inc.	(6)	(570)

Duke Energy Corp.	(4)	(339)

FirstEnergy Corp.	(7)	(201)

PPL Corp.	(8)	(216)

Southern Co. (The)	(11)	(660)

		(1,986)

Electrical Equipment — (0.8)%

Acuity Brands, Inc.	(12)	(1,043)

Hubbell, Inc.	(1)	(89)

		(1,132)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(5)	(331)

Energy Equipment & Services — (1.2)%

Halliburton Co.	(78)	(940)

Schlumberger NV	(46)	(685)

		(1,625)

Entertainment — (4.2)%

Cinemark Holdings, Inc.	(11)	(94)

Spotify Technology SA *	(8)	(1,948)

Take-Two Interactive Software, Inc. *	(12)	(1,787)

Walt Disney Co. (The)	(17)	(2,053)

		(5,882)

Equity Real Estate Investment Trusts (REITs) — (3.7)%

AvalonBay Communities, Inc.	(3)	(358)

Crown Castle International Corp.	(1)	(97)

Duke Realty Corp.	(7)	(262)

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Equity Residential	(10)	(470)

Essex Property Trust, Inc.	(2)	(408)

Extra Space Storage, Inc.	(3)	(391)

Iron Mountain, Inc.	(42)	(1,100)

National Retail Properties, Inc.	(13)	(403)

Simon Property Group, Inc.	(17)	(1,071)

Vornado Realty Trust	(10)	(316)

Welltower, Inc.	(8)	(419)

		(5,295)

Food & Staples Retailing — (2.9)%

Kroger Co. (The)	(60)	(1,929)

Sysco Corp.	(7)	(363)

Walgreens Boots Alliance, Inc.	(15)	(521)

Walmart, Inc.	(9)	(1,225)

		(4,038)

Food Products — (1.5)%

Campbell Soup Co.	(17)	(806)

General Mills, Inc.	(9)	(538)

Kellogg Co.	(12)	(732)

		(2,076)

Health Care Equipment & Supplies — (1.6)%

Abbott Laboratories	(5)	(478)

Dentsply Sirona, Inc.	(2)	(81)

Edwards Lifesciences Corp. *	(3)	(217)

Stryker Corp.	(7)	(1,437)

		(2,213)

Health Care Providers & Services — (1.4)%

AmerisourceBergen Corp.	(11)	(1,022)

Henry Schein, Inc. *	(15)	(935)

Patterson Cos., Inc.	(3)	(84)

		(2,041)

Health Care Technology — (0.6)%

Cerner Corp.	(12)	(815)

Hotels, Restaurants & Leisure — (1.8)%

Chipotle Mexican Grill, Inc. *	(1)	(762)

Darden Restaurants, Inc.	(7)	(651)

Marriott International, Inc., Class A	(1)	(91)

Starbucks Corp.	(12)	(1,010)

		(2,514)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Household Durables — (0.2)%

NVR, Inc. *	— (a)	(59)

PulteGroup, Inc.	(4)	(151)

		(210)

Household Products — (1.3)%

Clorox Co. (The)	(9)	(1,823)

Industrial Conglomerates — (2.0)%

3M Co.	(7)	(1,189)

General Electric Co.	(229)	(1,696)

		(2,885)

Insurance — (1.9)%

Aflac, Inc.	(6)	(194)

Allstate Corp. (The)	(7)	(592)

Aon plc, Class A	(2)	(385)

Axis Capital Holdings Ltd.	(4)	(191)

MetLife, Inc.	(6)	(240)

Principal Financial Group, Inc.	(9)	(338)

Travelers Cos., Inc. (The)	(6)	(689)

		(2,629)

Interactive Media & Services — (0.5)%

Twitter, Inc. *	(18)	(740)

Internet & Direct Marketing Retail — (0.8)%

eBay, Inc.	(25)	(1,170)

IT Services — (3.3)%

EPAM Systems, Inc. *	(1)	(218)

Global Payments, Inc.	(2)	(350)

Infosys Ltd., ADR (India)	(34)	(483)

Jack Henry & Associates, Inc.	(5)	(815)

Paychex, Inc.	(16)	(1,328)

Western Union Co. (The)	(72)	(1,406)

		(4,600)

Life Sciences Tools & Services — (0.6)%

Agilent Technologies, Inc.	(3)	(328)

Waters Corp. *	(3)	(576)

		(904)

Machinery — (2.0)%

Caterpillar, Inc.	(8)	(1,197)

Illinois Tool Works, Inc.	(6)	(1,267)

PACCAR, Inc.	(4)	(317)

		(2,781)

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — (3.4)%

Fox Corp., Class A	(34)	(889)

Omnicom Group, Inc.	(22)	(1,038)

Sirius XM Holdings, Inc.	(74)	(426)

ViacomCBS, Inc.	(84)	(2,386)

		(4,739)

Multiline Retail — (1.1)%

Kohl’s Corp.	(14)	(295)

Macy’s, Inc.	(83)	(514)

Nordstrom, Inc.	(37)	(452)

Target Corp.	(2)	(321)

		(1,582)

Multi-Utilities — (1.2)%

Consolidated Edison, Inc.	(18)	(1,414)

NiSource, Inc.	(15)	(352)

		(1,766)

Oil, Gas & Consumable Fuels — (3.4)%

Apache Corp.	(19)	(158)

Devon Energy Corp.	(58)	(514)

Enbridge, Inc. (Canada)	(51)	(1,406)

Exxon Mobil Corp.	(22)	(732)

Hess Corp.	(22)	(823)

HollyFrontier Corp.	(13)	(240)

Marathon Oil Corp.	(72)	(285)

Occidental Petroleum Corp.	(58)	(531)

Valero Energy Corp.	(4)	(150)

		(4,839)

Personal Products — 0.0% (e)

Coty, Inc., Class A	(23)	(68)

Pharmaceuticals — (0.8)%

Johnson & Johnson	(4)	(514)

Pfizer, Inc.	(17)	(604)

		(1,118)

Professional Services — (0.4)%

Robert Half International, Inc.	(6)	(294)

TransUnion	(3)	(259)

		(553)

Road & Rail — (0.9)%

Canadian National Railway Co. (Canada)	(5)	(450)

Heartland Express, Inc.	(17)	(315)

JB Hunt Transport Services, Inc.	(2)	(257)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	23

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Road & Rail — continued

Werner Enterprises, Inc.	(8)	(295)

		(1,317)

Semiconductors & Semiconductor Equipment — (2.3)%

Broadcom, Inc.	(7)	(2,391)

Intel Corp.	(20)	(894)

		(3,285)

Software — (1.3)%

Adobe, Inc. *	(2)	(739)

Oracle Corp.	(9)	(487)

Splunk, Inc. *	(3)	(547)

		(1,773)

Specialty Retail — (0.5)%

Gap, Inc. (The)	(5)	(90)

Ulta Beauty, Inc. *	(1)	(236)

Williams-Sonoma, Inc.	(4)	(359)

		(685)

Technology Hardware, Storage & Peripherals — (1.3)%

HP, Inc.	(54)	(970)

NetApp, Inc.	(17)	(758)

Xerox Holdings Corp.	(9)	(152)

		(1,880)

Textiles, Apparel & Luxury Goods — (0.4)%

Canada Goose Holdings, Inc. (Canada) *	(2)	(54)

VF Corp.	(8)	(555)

		(609)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.4)%

Fastenal Co.	(10)	(448)

HD Supply Holdings, Inc. *	(5)	(187)

		(635)

Total Common Stocks (Proceeds $(108,392))		(99,914)

Total Short Positions (Proceeds $(108,392))		(99,914)

Total Investments — 24.4% (Cost $13,089)		34,424
Other Assets Less Liabilities — 75.6%		107,015

NET ASSETS — 100.0%		141,439

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	Amount rounds to less than one thousand.
(b)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $18,239,000 and $96,488,000 respectively.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
(e)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(12)	12/2020	USD	(1,959)	85

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$11,828		$398,009		$110,565
Investments in affiliates, at value	2,356		114,889		23,773
Options purchased, at value	70		—		—
Restricted cash for exchange-traded options	676		—		—
Cash	390		—		1
Foreign currency, at value	93		—		—
Deposits at broker for futures contracts	—		—		284
Deposits at broker for securities sold short	—		186,652		96,488
Deferred offering costs (See Note 2.G.)	10		—		—
Receivables:
Investment securities sold	62		66,125		5,689
Fund shares sold	—		683		11,298
Interest and dividends from non-affiliates	21		124		62
Dividends from affiliates	—	(a)	1		2
Tax reclaims	1		—		—
Variation margin on futures contracts	589		—		23
Unrealized appreciation on forward foreign currency exchange contracts	52		—		—
Due from adviser	77		—		—

Total Assets	16,225		766,483		248,185

LIABILITIES:
Payables:
Due to broker	—		33		—
Securities sold short, at value	—		151,146		99,914
Dividend expense to non-affiliates on securities sold short	—		38		104
Investment securities purchased	614		128,688		6,507
Interest expense to non-affiliates on securities sold short	—		143		12
Fund shares redeemed	—		181		34
Unrealized depreciation on forward foreign currency exchange contracts	32		—		—
Accrued liabilities:
Investment advisory fees	—		507		7
Administration fees	—		32		—
Distribution fees	—	(a)	8		5
Service fees	3		55		25
Custodian and accounting fees	6		7		23
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	1
Other	138		129		114

Total Liabilities	793		280,967		106,746

Net Assets	$15,432		$485,516		$141,439

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$14,791	$417,687	$152,893
Total distributable earnings (loss)	641	67,829	(11,454)

Total Net Assets	$15,432	$485,516	$141,439

Net Assets:
Class A	$27	$20,914	$18,205
Class C	20	4,596	1,949
Class I	15,365	226,048	121,285
Class R6	20	233,958	—

Total	$15,432	$485,516	$141,439

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2	1,018	1,399
Class C	1	231	166
Class I	998	10,845	8,778
Class R6	1	11,073	—

Net Asset Value (a):
Class A — Redemption price per share	$15.38	$20.54	$13.01
Class C — Offering price per share (b)	15.34	19.88	11.77
Class I — Offering and redemption price per share	15.40	20.84	13.82
Class R6 — Offering and redemption price per share	15.41	21.13	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.23	$21.68	$13.73

Cost of investments in non-affiliates	$10,710	$334,770	$97,714
Cost of investments in affiliates	2,356	114,889	23,767
Cost of options purchased	139	—	—
Cost of foreign currency	93	—	—
Proceeds from securities sold short	—	152,014	108,392

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund (a)		JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$12		$— (b)	$— (b)
Interest income from affiliates	—		—	— (b)
Interest income from non-affiliates on securities sold short	—		—	136
Dividend income from non-affiliates	65		1,884	999
Dividend income from affiliates	5		589	90
Non-cash dividend income from non-affiliates	6		—	—
Foreign taxes withheld (net)	(4)		—	—

Total investment income	84		2,473	1,225

EXPENSES:
Investment advisory fees	50		4,376	359
Administration fees	6		274	58
Distribution fees:
Class A	—	(b)	40	39
Class C	—	(b)	23	21
Service fees:
Class A	—	(b)	40	39
Class C	—	(b)	8	7
Class I	21		387	116
Class L (c)	—		—	12
Custodian and accounting fees	21		35	64
Interest expense to affiliates	—	(b)	— (b)	— (b)
Professional fees	175		99	74
Trustees’ and Chief Compliance Officer’s fees	10		26	26
Printing and mailing costs	14		9	36
Registration and filing fees	44		104	65
Transfer agency fees (See Note 2.I.)	—	(b)	9	12
Offering costs (See Note 2.G.)	11		—	—
Dividend expense to non-affiliates on securities sold short	—		1,597	1,652
Interest expense to non-affiliates on securities sold short	—		109	—
Other	5		13	8

Total expenses	357		7,149	2,588

Less fees waived	(75)		(149)	(271)
Less expense reimbursements	(204)		—	—

Net expenses	78		7,000	2,317

Net investment income (loss)	6		(4,527)	(1,092)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	377		48,661	11,039
Investments in affiliates	2		25	6
Options purchased	(215)		(1,345)	—
Futures contracts	(751)		—	(178)
Securities sold short	—		(18,631)	(6,573)
Foreign currency transactions	(5)		—	—
Forward foreign currency exchange contracts	(300)		—	—
Options written	—	(b)	467	—

Net realized gain (loss)	(892)		29,177	4,294

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,118		39,536	924
Investments in affiliates	—	(b)	(14)	3
Options purchased	(69)		—	—
Futures contracts	218		—	84
Securities sold short	—		1,030	3,252
Foreign currency translations	—	(b)	—	—
Forward foreign currency exchange contracts	20		—	—

Change in net unrealized appreciation/depreciation	1,287		40,552	4,263

Net realized/unrealized gains (losses)	395		69,729	8,557

Change in net assets resulting from operations	$401		$65,202	$7,465

(a)	Commencement of operations was April 15, 2020.
(b)	Amount rounds to less than one thousand.
(c)	On July 2, 2020, Class L Shares for JPMorgan Research Market Neutral Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund
	Period Ended October 31, 2020 (a)	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6	$(4,527)	$1,539
Net realized gain (loss)	(892)	29,177	(16,144)
Change in net unrealized appreciation/depreciation	1,287	40,552	6,014

Change in net assets resulting from operations	401	65,202	(8,591)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—	(720)
Class C	—	—	(66)
Class I	—	(191)	(2,975)
Class R2 (b)	—	—	— (c)
Class R5 (b)	—	—	— (c)
Class R6 (d)	—	(727)	(1,030)

Total distributions to shareholders	—	(918)	(4,791)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,031	102,197	70,324

NET ASSETS:
Change in net assets	15,432	166,481	56,942
Beginning of period	—	319,035	262,093

End of period	$15,432	$485,516	$319,035

(a)	Commencement of operations was April 15, 2020.
(b)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,092)	$108
Net realized gain (loss)	4,294	26,257
Change in net unrealized appreciation/depreciation	4,263	(23,376)

Change in net assets resulting from operations	7,465	2,989

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,559)	(1,481)
Class C	(450)	(543)
Class I	(2,527)	(3,249)
Class L (a)	(1,689)	(8,556)

Total distributions to shareholders	(6,225)	(13,829)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	77,802	(111,968)

NET ASSETS:
Change in net assets	79,042	(122,808)
Beginning of period	62,397	185,205

End of period	$141,439	$62,397

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund
	Period Ended October 31, 2020 (a)	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$33	$10,155	$4,832
Distributions reinvested	—	—	717
Cost of shares redeemed	(7)	(11,256)	(35,501)

Change in net assets resulting from Class A capital transactions	$26	$(1,101)	$(29,952)

Class C
Proceeds from shares issued	$20	$2,177	$825
Distributions reinvested	—	—	66
Cost of shares redeemed	—	(684)	(1,660)

Change in net assets resulting from Class C capital transactions	$20	$1,493	$(769)

Class I
Proceeds from shares issued	$14,965	$180,729	$145,908
Distributions reinvested	—	185	2,820
Cost of shares redeemed	—	(115,513)	(159,718)

Change in net assets resulting from Class I capital transactions	$14,965	$65,401	$(10,990)

Class R2 (b)
Proceeds from shares issued	$—	$—	$4
Distributions reinvested	—	—	— (c)
Cost of shares redeemed	—	—	(28)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(24)

Class R5 (b)
Distributions reinvested	—	—	— (c)
Cost of shares redeemed	—	—	(24)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(24)

Class R6 (d)
Proceeds from shares issued	$20	$93,501	$125,697
Distributions reinvested	—	131	375
Cost of shares redeemed	—	(57,228)	(13,989)

Change in net assets resulting from Class R6 capital transactions	$20	$36,404	$112,083

Total change in net assets resulting from capital transactions	$15,031	$102,197	$70,324

(a)	Commencement of operations was April 15, 2020.
(b)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund
	Period Ended October 31, 2020 (a)		Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	2		515	273
Reinvested	—		—	40
Redeemed	—	(b)	(613)	(1,985)

Change in Class A Shares	2		(98)	(1,672)

Class C
Issued	1		115	47
Reinvested	—		—	4
Redeemed	—		(38)	(96)

Change in Class C Shares	1		77	(45)

Class I
Issued	998		9,392	8,147
Reinvested	—		11	156
Redeemed	—		(6,104)	(8,966)

Change in Class I Shares	998		3,299	(663)

Class R2 (c)
Issued	—		—	— (b)
Reinvested	—		—	— (b)
Redeemed	—		—	(1)

Change in Class R2 Shares	—		—	(1)

Class R5 (c)
Reinvested	—		—	— (b)
Redeemed	—		—	(1)

Change in Class R5 Shares	—		—	(1)

Class R6 (d)
Issued	1		4,846	6,949
Reinvested	—		7	20
Redeemed	—		(3,003)	(775)

Change in Class R6 Shares	1		1,850	6,194

(a)	Commencement of operations was April 15, 2020.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(d)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,274	$3,101
Distributions reinvested	1,461	1,394
Cost of shares redeemed	(7,858)	(4,003)

Change in net assets resulting from Class A capital transactions	$3,877	$492

Class C
Proceeds from shares issued	$1,554	$446
Distributions reinvested	426	506
Cost of shares redeemed	(3,621)	(2,914)

Change in net assets resulting from Class C capital transactions	$(1,641)	$(1,962)

Class I
Proceeds from shares issued	$128,845	$11,144
Distributions reinvested	2,418	3,139
Cost of shares redeemed	(65,906)	(18,992)
Conversion from Class L Shares	26,571	—

Change in net assets resulting from Class I capital transactions	$91,928	$(4,709)

Class L (a)
Proceeds from shares issued	$17,165	$2,711
Distributions reinvested	1,660	8,526
Cost of shares redeemed	(8,616)	(117,026)
Conversion to Class I Shares	(26,571)	—

Change in net assets resulting from Class L capital transactions	$(16,362)	$(105,789)

Total change in net assets resulting from capital transactions	$77,802	$(111,968)

SHARE TRANSACTIONS:
Class A
Issued	812	225
Reinvested	126	106
Redeemed	(628)	(290)

Change in Class A Shares	310	41

Class C
Issued	136	34
Reinvested	40	42
Redeemed	(319)	(229)

Change in Class C Shares	(143)	(153)

Class I
Issued	9,519	765
Reinvested	197	228
Redeemed	(4,916)	(1,325)
Conversion from Class L Shares	1,971	—

Change in Class I Shares	6,771	(332)

Class L (a)
Issued	1,254	183
Reinvested	132	603
Redeemed	(651)	(8,081)
Conversion to Class I Shares	(1,917)	—

Change in Class L Shares	(1,182)	(7,295)

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations
JPMorgan Macro Opportunities Fund
Class A
April 15, 2020 (g) through October 31, 2020	$15.00	$(0.01)	$0.39	$0.38

Class C
April 15, 2020 (g) through October 31, 2020	15.00	(0.06)	0.40	0.34

Class I
April 15, 2020 (g) through October 31, 2020	15.00	— (h)	0.40	0.40

Class R6
September 30, 2020 (i) through October 31, 2020	15.35	0.01	0.05	0.06

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$15.38	2.53%	$27	1.20%	(0.18)%	5.12%	49%

15.34	2.27	20	1.70	(0.70)	5.76	49

15.40	2.67	15,365	0.95	0.05	4.24	49

15.41	0.39	20	0.77	0.84	7.24	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2020	$17.34	$(0.29)	$3.49	$3.20	$—	$—	$—
Year Ended October 31, 2019	18.22	— (e)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	—	(0.16)	(0.16)

Class C
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	—	(0.16)	(0.16)

Class I
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	—	(0.16)	(0.16)

Class R6
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	—	(0.16)	(0.16)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.81% and 1.86% for the year ended October 31, 2020, 1.79% and 1.90% for the year ended October 31, 2019, 1.82% and 1.90% for the year ended October 31, 2018, 1.83% and 2.02% for the year ended October 31, 2017 and 1.80% and 2.07% for the year ended October 31, 2016; for Class C are 2.32% and 2.38% for the year ended October 31, 2020, 2.28% and 2.39% for the year ended October 31, 2019, 2.32% and 2.40% for the year ended October 31, 2018, 2.31% and 2.52% for the year ended October 31, 2017 and 2.29% and 2.52% for the year ended October 31, 2016; for Class I are 1.57% and 1.61% for the year ended October 31, 2020, 1.53% and 1.64% for the year ended October 31, 2019, 1.57% and 1.65% for the year ended October 31, 2018, 1.56% and 1.73% for the year ended October 31, 2017 and 1.54% and 1.71% for the year ended October 31, 2016; for Class R6 are 1.31% and 1.35% for the year ended October 31, 2020, 1.29% and 1.39% for the year ended October 31, 2019, 1.32% and 1.38% for the year ended October 31, 2018, 1.31% and 1.47% for the year ended October 31, 2017 and 1.29% and 1.60% for the year ended October 31, 2016, respectively.

(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$20.54	18.45%	$20,914	2.28%	(1.54)%	2.33%	511%	1,058%
17.34	(3.10)	19,352	2.25	0.00 (f)	2.36	636	1,232
18.22	1.80	50,803	2.55	(1.11)	2.63	548	995
18.13	13.58	49,338	2.42	(1.05)	2.61	493	795
17.12	(0.53)	43,298	2.26	(0.96)	2.53	463	749

19.88	17.84	4,596	2.79	(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74	(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05	(1.61)	3.13	548	995
17.83	13.00	2,594	2.90	(1.53)	3.11	493	795
16.94	(1.00)	3,273	2.75	(1.46)	2.98	463	749

20.84	18.71	226,048	2.04	(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99	0.40	2.10	636	1,232
18.43	2.12	151,261	2.30	(0.87)	2.38	548	995
18.28	13.86	103,091	2.15	(0.81)	2.32	493	795
17.21	(0.29)	158,589	2.00	(0.69)	2.17	463	749

21.13	19.01	233,958	1.78	(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75	0.91	1.85	636	1,232
18.63	2.32	56,436	2.05	(0.66)	2.11	548	995
18.44	14.13	6,350	1.90	(0.56)	2.06	493	795
17.31	(0.06)	8,432	1.75	(0.45)	2.06	463	749

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2020	$13.11	$(0.20)	$1.59	$1.39	$(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—

Class C
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—

Class I
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	— (e)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.08% and 1.46% for the year ended October 31, 2020, 1.22% and 1.62% for the year ended October 31, 2019, 1.22% and 1.55% for the year ended October 31, 2018, 1.24% and 1.53% for the year ended October 31, 2017 and 1.22% and 1.53% for the year ended October 31, 2016; for Class C are 1.60% and 1.95% for the year ended October 31, 2020, 1.73% and 2.09% for the year ended October 31, 2019, 1.73% and 2.02% for the year ended October 31, 2018, 1.72% and 2.07% for the year ended October 31, 2017 and 1.72% and 2.02% for the year ended October 31, 2016; for Class I are 0.76% and 1.13% for the year ended October 31, 2020, 0.96% and 1.32% for the year ended October 31, 2019, 0.96% and 1.25% for the year ended October 31, 2018, 0.96% and 1.25% for the year ended October 31, 2017 and 0.96% and 1.27% for the year ended October 31, 2016, respectively.

(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$13.01	11.97%	$18,205	3.23%	(1.57)%	3.61%	224%	531%
13.11	2.01	14,276	3.69	(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50	(0.73)	3.83	131	252
14.69	6.14	17,932	3.66	(1.51)	3.95	109	278
13.84	(2.88)	25,393	3.33	(2.07)	3.64	133	298

11.77	11.36	1,949	3.75	(2.00)	4.10	224	531
12.06	1.52	3,731	4.20	(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252
13.79	5.59	10,920	4.14	(2.01)	4.49	109	278
13.06	(3.33)	15,003	3.83	(2.53)	4.13	133	298

13.82	12.26	121,285	2.91	(1.42)	3.28	224	531
13.80	2.27	27,694	3.43	0.01	3.79	125	356
14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
15.30	6.47	44,219	3.37	(1.24)	3.68	109	278
14.37	(2.64)	53,221	3.07	(1.82)	3.38	133	298

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020

1. Organization

JPMorgan Trust I (the “JPM I”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 3 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Macro Opportunities Fund(1)	Class A, Class C and Class I, Class R6(2)	JPM IV	Diversified
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I, Class R2(3), Class R5(3) and Class R6	JPM I	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C, Class I(4)	JPM I	Diversified

(1)	The Fund commenced operations on April 15, 2020.
(2)	Class R6 commenced operations on September 30, 2020.
(3)	On February 26, 2019, Class R2 and Class R5 Shares were liquidated.
(4)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, Class L Shares are no longer offered.

The investment objective of the JPMorgan Macro Opportunities Fund (“Macro Opportunities Fund”) is to seek to provide long-term capital appreciation.

The investment objective of the JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of the JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Macro Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$676	$173	$—	$849
Capital Markets	136	—	—	136
Electric Utilities	257	596	—	853
Electrical Equipment	107	150	—	257
Entertainment	147	—	—	147
Health Care Equipment & Supplies	114	—	—	114
Hotels, Restaurants & Leisure	—	145	—	145
Insurance	125	405	—	530
Interactive Media & Services	327	—	—	327
Internet & Direct Marketing Retail	715	—	—	715
IT Services	761	—	—	761
Life Sciences Tools & Services	136	—	—	136
Machinery	155	139	—	294
Metals & Mining	439	—	—	439
Multi-Utilities	—	129	—	129
Personal Products	141	—	—	141
Pharmaceuticals	121	403	—	524
Semiconductors & Semiconductor Equipment	625	—	—	625
Software	815	—	—	815
Specialty Retail	289	—	—	289
Textiles, Apparel & Luxury Goods	280	225	—	505

Total Common Stocks	6,366	2,365	—	8,731

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Macro Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$488	$—	$488
Options Purchased
Call Options Purchased	47	10	—	57
Put Options Purchased	13	—	—	13

Total Options Purchased	60	10	—	70

Short-Term Investments
Foreign Government Treasury Bills	—	2,609	—	2,609
Investment Companies	2,356	—	—	2,356

Total Short-Term Investments	2,356	2,609	—	4,965

Total Investments in Securities	$8,782	$5,472	$—	$14,254

Appreciation in Other Financial Instruments
Forward Currency Contracts	$—	$52	$—	$52
Futures Contracts	245	—	—	245

Total Appreciation in Other Financial Instruments	$245	$52	$—	$297

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(32)	$—	$(32)
Futures Contracts	(27)	—	—	(27)

Total Depreciation in Other Financial Instruments	$(27)	$(32)	$—	$(59)

Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$512,898	$—	$—	$512,898

Total Liabilities for Securities Sold Short (a)	$(151,146)	$—	$—	$(151,146)

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$134,338	$—	$—	$134,338

Total Liabilities for Securities Sold Short (a)	$(99,914)	$—	$—	$(99,914)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$85	$—	$—	$85

(a)	Please refer to the SOI’s for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the year ended October 31, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Macro Opportunities Fund

	For the period ended October 31, 2020
Security Description	Value at April 15, 2020 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2020	Shares at October 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.11% (b) (c)	$—	$9,714	$7,360	$2	$—	(d)	$2,356	2,355	$5	$—

Opportunistic Equity Long/Short Fund

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (b) (c)	$94,829	$933,656	$913,607	$25	$(14)	$114,889	114,820	$589	$—

Research Market Neutral Fund

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (b) (c)	$9,419	$238,986	$224,641	$6	$3	$23,773	23,759	$90	$—

(a)	Commencement of operations was April 15, 2020.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2020.
(d)	Amount rounds to less than one thousand.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

D. Foreign Currency Translation — The books and records of Macro Opportunities Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Derivatives — The Funds used derivative instruments including options, futures and forward foreign currency exchange contracts, in connection with its respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

Macro Opportunities Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes E(1) — E(3) below describe the various derivatives used by the Fund.

(1). Options — Macro Opportunities Fund and Opportunistic Equity Long/Short Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Funds’ over-the-counter (“OTC”) options are subject to master netting agreements.

The Funds may be required to post or receive collateral for OTC options and exchange-traded options. Cash collateral posted by the Funds is considered restricted.

(2). Futures Contracts — Macro Opportunities Fund and Research Market Neutral Fund used index and treasury financial futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds (excluding Macro Opportunities Fund) are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Macro Opportunities Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2020 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Macro Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$70	$224	$—	$294
Foreign exchange contracts	Receivables	—	—	52	52
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	21	—	21

Total		$70	$245	$52	$367

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(10)	$—	$(10)
Foreign exchange contracts	Payables	—	—	(32)	(32)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(17)	—	(17)

Total		$—	$(27)	$(32)	$(59)

Research Market Neutral Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$85

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2020, by primary underlying risk exposure:

Macro Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(206)	$(773)	$—	$(979)
Foreign exchange contracts	(9)	—	(300)	(309)
Interest rate contracts	—	22	—	22

Total	$(215)	$(751)	$(300)	$(1,266)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(69)	$214	$—	$145
Foreign exchange contracts	—	—	20	20
Interest rate contracts	—	4	—	4

Total	$(69)	$218	$20	$169

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

Opportunistic Equity Long/Short Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options
Equity contracts	$(878)

Research Market Neutral Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(178)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$84

The Fund’s derivatives contracts held at October 31, 2020 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and options activity during the year ended October 31, 2020. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Macro Opportunities Fund		Opportunistic Equity Long/ Short Fund		Research Market Neutral Fund
Futures Contracts — Equity:
Average Notional Balance Long	$494	(a)	—		$900	(d)
Average Notional Balance Short	4,601	(a)	—		2,878
Ending Notional Balance Long	536		—		—
Ending Notional Balance Short	4,145		—		1,959

Futures Contracts — Interest Rate:
Average Notional Balance Long	$1,100	(a)	—		—
Average Notional Balance Short	698	(b)	—		—
Ending Notional Balance Long	1,561		—		—
Ending Notional Balance Short	821		—		—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$3,262	(a)	—		—
Average Settlement Value Sold	9,523	(a)	—		—
Ending Settlement Value Purchased	2,198		—		—
Ending Settlement Value Sold	8,015		—		—

Exchange-Traded Options:
Average Number of Contracts Purchased	225	(a)	21		—
Average Number of Contracts Written	2		156	(c)	—
Ending Number of Contracts Purchased	315		—		—

(a)	For the period April 15, 2020 through October 31, 2020.
(b)	For the period June 1, 2020 through October 31, 2020.
(c)	For the period June 1, 2020 through June 30, 2020.
(d)	For the period March 1, 2020 through March 31, 2020.

Macro Opportunities Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

F. Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2020, the Funds had outstanding short sales as listed on their SOIs.

G. Offering and Organization Costs — Macro Opportunities Fund’s total offering costs of approximately $21,000 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statements of Operations. For the year ended October 31, 2020, total offering costs amortized were approximately $11,000.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L	Class R6		Total
Macro Opportunities Fund
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	n/a	$—	(a)	$—	(a)
Opportunistic Equity Long/Short Fund
Transfer agency fees	1		1		7		n/a	—	(a)	9
Research Market Neutral Fund
Transfer agency fees	8		—	(a)	3		$1	n/a		12

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund’s and Research Market Neutral Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. When filed, Macro Opportunities Fund’s Federal tax return since inception will be subject to examination by the Internal Revenue Service.

K. Foreign Taxes — Macro Opportunities Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually for the Funds and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Macro Opportunities Fund	$(240)	$(39)	$279
Opportunistic Equity Long/Short Fund	—	4,524	(4,524)
Research Market Neutral Fund	(36)	1,088	(1,052)

The reclassifications for the Funds relate primarily to dividend expense for securities sold short, foreign currency gain/loss and net operating losses.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Macro Opportunities Fund	0.60%
Opportunistic Equity Long/Short Fund	1.20
Research Market Neutral Fund	0.35	(1)

(1)	Prior to June 1, 2020, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Macro Opportunities	0.25%	0.75%
Opportunistic Equity Long/Short Fund	0.25	0.75
Research Market Neutral Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Opportunistic Equity Long/Short Fund	$4	$—	(a)
Research Market Neutral Fund	1	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Macro Opportunities	0.25%	0.25%	0.25%
Opportunistic Equity Long/Short Fund	0.25	0.25	0.25
Research Market Neutral Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Macro Opportunities Fund(1)	1.20%	1.70%	0.95%	0.70%
Opportunistic Equity Long/Short Fund(2)	1.85	2.35	1.60	1.35
Research Market Neutral Fund(3)	0.95	1.45	0.69	n/a

(1)	The expense limitation agreements were in effect for the year ended October 31, 2020 and are in place until at least February 28, 2022.
(2)	The expense limitation agreements were in effect for the year ended October 31, 2020 and are in place until at least February 28, 2021.
(3)

Prior to June 1, 2020, the contractual expense limitations were 1.25%, 1.75% and 0.99% for Class A, Class C and Class I Shares, respectively. Effective June 1, 2020, the contractual expense percentages in the table above were extended and are in place until at least May 31, 2021 for Class A and Class C Shares, and May 31, 2022 for Class I Shares.

50	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

For the year ended October 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Macro Opportunities Fund	$50	$6	$18	$74	$204
Opportunistic Equity Long/Short Fund	19	13	5	37	—
Research Market Neutral Fund	177	51	19	247	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2020 were as follows (amounts in thousands):

Macro Opportunities Fund	$1
Opportunistic Equity Long/Short Fund	112
Research Market Neutral Fund	24

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2020, Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Macro Opportunities Fund	$12,936	$4,642	$—	$—
Opportunistic Equity Long/Short Fund	1,716,138	1,622,132	1,736,773	1,655,926
Research Market Neutral Fund	193,699	147,574	201,859	157,358

During the year ended October 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$13,426	$1,382	$316	$1,066
Opportunistic Equity Long/Short Fund*	315,077	48,838	2,164	46,674
Research Market Neutral Fund*	22,551	17,456	5,499	11,957

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of options contracts and wash sale loss deferrals.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The tax character of distributions paid during the year ended October 31, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$918	$—	$918
Research Market Neutral Fund	—	6,225	6,225

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*		Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$—	(a)	$4,791	$4,791
Research Market Neutral Fund	—		13,829	13,829

(a)	Amount rounds to less than one thousand.
*	Short-term gain distributions are treated as ordinary income for income tax purposes.

At October 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	(Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$—	$—	$(408)	$1,048
Opportunistic Equity Long/Short Fund	17,960	3,382	—	46,513
Research Market Neutral Fund	1,667	6,517	(31,380)	11,783

For the Funds the cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of options contracts, straddle loss deferral and wash sale loss deferrals.

As of October 31, 2020, the following Funds had post-enactment capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward
	Short-Term		Long-Term
Macro Opportunities Fund	$—		$408
Research Market Neutral Fund	31,380	*	—

*	Amount includes capital loss carry forwards which are limited in future years under Internal Revenue Code sections 381-384.

During the year ended October 31, 2020, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Opportunistic Equity Long/Short Fund	$14,015	$—
Research Market Neutral Fund	2,302	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended October 31, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

52	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended October 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2020, the Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund
China	—%	10.1%
Japan	15.1	—

As of October 31, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Macro Opportunities Fund	1	99.9%	—	—%
Opportunistic Equity Long/Short Fund	—	—	2	53.2
Research Market Neutral Fund	—	—	3	55.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Macro Opportunities Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

Macro Opportunities Fund and Opportunistic Equity Long/Short Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of October 31, 2020, the Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

54	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust IV and Shareholders of JPMorgan Macro Opportunities Fund, JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Macro Opportunities Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Macro Opportunities Fund (1)
JPMorgan Opportunistic Equity Long/Short Fund (2)
JPMorgan Research Market Neutral Fund (2)
(1) Statement of operations and statement of changes in net assets for the period April 15, 2020 (commencement of operations) through October 31, 2020.
(2) Statement of operations for the year ended October 31, 2020 and statement of changes in net assets for the years ended October 31, 2020 and 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	55

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

56	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	57

TRUSTEES

(Unaudited) (continued)

(1)

Mr. Marshall is retiring from the Board of Trustees effective the close of business on December 31, 2020. The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

58	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	59

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2020, and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Macro Opportunities Fund
Class A
Actual*	$1,000.00	$1,022.60	$6.46	1.27%
Hypothetical*	1,000.00	1,018.75	6.44	1.27
Class C
Actual*	1,000.00	1,020.60	9.29	1.83
Hypothetical*	1,000.00	1,015.94	9.27	1.83
Class I
Actual*	1,000.00	1,023.90	5.19	1.02
Hypothetical*	1,000.00	1,020.01	5.18	1.02
Class R6
Actual**	1,000.00	1,003.90	0.65	0.77
Hypothetical*	1,000.00	1,021.27	3.91	0.77

JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual*	1,000.00	1,123.60	11.97	2.24
Hypothetical*	1,000.00	1,013.87	11.35	2.24
Class C
Actual*	1,000.00	1,120.00	14.61	2.74
Hypothetical*	1,000.00	1,011.35	13.86	2.74
Class I
Actual*	1,000.00	1,124.70	10.69	2.00
Hypothetical*	1,000.00	1,015.07	10.14	2.00
Class R6
Actual*	1,000.00	1,126.30	9.36	1.75
Hypothetical*	1,000.00	1,016.33	8.88	1.75

JPMorgan Research Market Neutral Fund
Class A
Actual*	1,000.00	1,028.60	15.20	2.98
Hypothetical*	1,000.00	1,010.16	15.06	2.98
Class C
Actual*	1,000.00	1,025.40	17.77	3.49
Hypothetical*	1,000.00	1,007.59	17.61	3.49
Class I
Actual*	1,000.00	1,030.00	13.83	2.71
Hypothetical*	1,000.00	1,011.51	13.70	2.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/366 (to reflect the one-half year period). Commencement of operations was September 30, 2020.

60	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for the JPMorgan Opportunistic Equity Long Short Fund and JPMorgan Research Market Neutral Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to each Fund’s objectives and peer group. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	61

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The

Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for

62	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s performance for Class A shares was in the fifth, third and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the fifth, third and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fifth, third and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the fifth, third and second quintiles based upon the Universe for the one-,three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Peer Group for the one-year period ended December 31, 2019, and in the fifth, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Research Market Neutral Fund’s performance for Class A shares was in the first, first and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	63

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each

Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee for Class A shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the fourth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the third quintile, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective June 1, 2020, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

64	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

JPMorgan Opportunistic Equity Long/Short Fund had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2020.

Long Term Capital Gain

JPMorgan Research Market Neutral Fund distributed approximately $6,225,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2020.

Qualified Dividend Income (QDI)

JPMorgan Opportunistic Long/Short Fund had approximately $918,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2020.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	65

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. October 2020.	AN-SPEC-1020

Annual Report

J.P. Morgan International Equity Funds

October 31, 2020

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan International Advantage Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

DECEMBER 10, 2020 (Unaudited)

Dear Shareholders,

Even as the pandemic fueled deep uncertainty over the past year, global financial markets proved to be resilient with unprecedented support from central banks and broad investor optimism over advances in global efforts to end the pandemic. Over the twelve months ended October 31, 2020, equity prices in the U.S. and emerging markets generally led a broad but uneven recovery from lows reached in the first quarter of 2020. For the period, the S&P 500 Index returned 9.71%, the MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%.

“We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment.” — Andrea L. Lisher

The period began with upward momentum in global equity markets but by the end of March 2020, investors responded to the emerging pandemic with a broad sell-off that fed a sharp spike in financial market volatility. The swift response of leading central banks to seek to ensure market liquidity brought some calm to financial markets and in the following months equity prices began to recover. Though the full economic impact of the pandemic remains unknown, investors have appeared to focus on specific efforts to contain Covid-19 and the timeline for the potential availability of vaccines against the virus.

Throughout this period, J.P. Morgan Asset Management has quickly adapted to unique challenges and has continued to operate utilizing the same fundamental practices and principles that have driven our success. We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment. On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

While global financial markets largely entered the reporting period with support from an improving economic and trade outlook, the economic shock of the pandemic response sparked a drop in global asset prices and a spike in market volatility in the first quarter of 2020. Rapid interventions by the world’s central banks helped to calm investors and set the stage for general but uneven recovery in financial markets.

The final months of 2019 were marked by rising prices for global equity - led by U.S. markets - driven partly by gains in U.S. and European manufacturing and an initial U.S.-China agreement to lower trade barriers. Amid already low interest rates, the U.S. Federal Reserve declined to cut rates further at its December meeting.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets across the globe. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices generally fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

For the twelve months ended October 31, 2020, the S&P 500 Index returned a total of 9.71%, MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%. Among bond market indexes, the Bloomberg Barclays U.S. Aggregate Index returned 6.19% and the Bloomberg Barclays Emerging Markets Index returned 3.38%

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	22.29%
MSCI Emerging Markets Index (net of foreign withholding taxes)	8.25%

Net Assets as of 10/31/2020 (In Thousands)	$11,220,225

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection in the communications services sector and its underweight position and security selection in the energy sector were leading contributors to relative to the Benchmark. The Fund’s overweight positions in the consumer staples and financials sectors were leading detractors from relative performance.

By country, the Fund’s security selection and overweight position in China and its out-of-Benchmark allocation to Singapore were leading contributors to performance relative performance. The Fund’s security selection and overweight position in India and its out-of-Benchmark allocation to Panama were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Sea Ltd. and MercadoLibre Inc. and its overweight position in Meituan Dianping . Shares of Sea, a Singapore online gaming and electronic commerce provider with a presence in Southeast Asia, Taiwan and Latin America, rose amid growth in consumer demand for online services and entertainment. Shares of MercadoLibre, an electronic commerce platform operator based in Argentina, rose amid growth in consumer demand for online services. Shares of Meituan Dianping, a Chinese provider of an electronic commerce platform, rose amid growth in consumer demand for online services.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in IndusInd Bank Ltd., HDFC Bank Ltd., and Copa Holdings SA. Shares of IndusInd Bank and HDFC Bank, both Indian banking and financial services providers, fell amid investor expectations for a sharp contraction in the India’s economy due to Covid-19. Shares of Copa Holdings, an airline based in Panama, fell amid a decline in demand for passenger air travel.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark were in the financials and consumer staples sectors and its largest relative underweight allocations were in the energy and materials sectors. The Fund’s largest country overweight allocations relative to the Benchmark were in India and China and its largest relative underweight allocations were in South Korea and Taiwan.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	6.8%
2.	Tencent Holdings Ltd. (China)	4.6
3.	Alibaba Group Holding Ltd., ADR (China)	4.4
4.	Samsung Electronics Co. Ltd., GDR (South Korea)	3.7
5.	Meituan Dianping, Class B (China)	3.0
6.	Sea Ltd., ADR (Taiwan)	3.0
7.	EPAM Systems, Inc. (United States)	3.0
8.	Wuxi Biologics Cayman, Inc. (China)	2.7
9.	Alibaba Group Holding Ltd. (China)	2.7
10.	MercadoLibre, Inc. (Argentina)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
China	37.1%
India	15.9
Taiwan	10.2
Brazil	6.3
Hong Kong	5.7
South Korea	5.0
United States	3.0
Argentina	2.4
Mexico	2.2
Indonesia	1.7
South Africa	1.4
Portugal	1.0
Others (each less than 1.0%)	4.2
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		15.43%	12.59%	4.37%
Without Sales Charge		21.84	13.81	4.94
CLASS C SHARES	February 28, 2006
With CDSC**		20.24	13.24	4.52
Without CDSC		21.24	13.24	4.52
CLASS I SHARES	September 10, 2001	22.16	14.08	5.20
CLASS L SHARES	November 15, 1993	22.29	14.22	5.34
CLASS R2 SHARES	July 31, 2017	21.47	13.52	4.80
CLASS R3 SHARES	July 31, 2017	21.80	13.78	4.93
CLASS R4 SHARES	July 31, 2017	22.09	14.04	5.18
CLASS R5 SHARES	September 9, 2016	22.29	14.23	5.34
CLASS R6 SHARES	December 23, 2013	22.39	14.35	5.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	8.28%
MSCI Emerging Markets Index (net of foreign withholding taxes)	8.25%

Net Assets as of 10/31/2020 (In Thousands)	$2,840,342

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection in the financials and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

By country, the Fund’s underweight allocation to Brazil and its security selection in Saudi Arabia were leading contributors to relative performance, while the Fund’s security selection in China and its overweight allocation to Mexico were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Taiwan Semiconductor Manufacturing Co., Wuxi Biologics (Cayman) Inc. and Alibaba Group Holding Ltd. Shares of Taiwan Semiconductor Manufacturing rose after the company reported consecutive quarters of better-than-expected earnings amid growth in demand for advanced semiconductors. Shares of Wuxi Biologics (Cayman), a Chinese developer of biological testing and drug research, rose amid investor expectations of increased demand for its products and services in response to the pandemic. Shares of Alibaba Group Holding, an electronic commerce platform provider, rose amid growth in demand for digital services.

Leading individual detractors from relative performance included the Fund’s underweight positions in Nio Inc., BYD Co. and Pinduoduo Inc. Shares of Nio, a Chinese maker of electric vehicles, rose after the company reported better-than-expected revenue for the second quarter of 2020 and raised its third quarter forecast amid continued growth in vehicle sales. Shares of BYD, a Chinese maker of electronic vehicles that was not held in the Fund, rose after the company won a contract to supply electric vehicle batteries to Ford Motor Corp. Shares of Pinduoduo, a Chinese electronic commerce platform provider, rose amid growth in consumer demand for online shopping.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of disciplined portfolio construction with in-depth fundamental research conducted by a global network of research analysts to identify what they believed to be overvalued and undervalued stocks.

As a result of this process, by sector, the Fund’s sole overweight allocation relative to the Benchmark was in the information technology sector and its largest underweight allocations were in the financials and materials sectors. By country, the Fund’s largest overweight allocations relative to the Benchmark were in Mexico and Russia and its largest relative underweight allocations were in Taiwan and Malaysia.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd. (China)	8.2%
2.	Tencent Holdings Ltd. (China)	7.0
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.7
4.	Samsung Electronics Co. Ltd. (South Korea)	4.5
5.	Meituan Dianping, Class B (China)	2.3
6.	Reliance Industries Ltd. (India)	1.4
7.	Naspers Ltd., Class N (South Africa)	1.3
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.3
9.	China Construction Bank Corp., Class H (China)	1.2
10.	Infosys Ltd., ADR (India)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
China	43.7%
South Korea	12.3
Taiwan	11.9
India	8.6
Brazil	4.3
South Africa	3.8
Russia	3.0
Mexico	2.3
Saudi Arabia	2.0
Indonesia	1.3
Thailand	1.2
Others (each less than 1.0%)	4.6
Short-Term Investments	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	8.15%	10.93%
CLASS R6 SHARES	December 11, 2018	8.28	11.07

LIFE OF FUND PERFORMANCE (12/11/18 TO 10/31/2020)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from December 11, 2018 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.

Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(8.21)%
MSCI Europe Index (net of foreign withholding taxes)	(9.29)%

Net Assets as of 10/31/2020 (In Thousands)	$438,828

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection and underweight position in the energy services sector and its security selection in the software & services sector were leading contributors to relative performance. The Fund’s underweight position and security selection in the food, beverages & tobacco sector and its security selection and overweight position in the automobiles & components sector were leading detractors from performance relative to the Benchmark.

Leading individual contributors to relative performance included the Fund’s overweight position in Evolution Gaming Group AB, its out-of-Benchmark position in HelloFresh SE and its underweight position in Royal Dutch Shell PLC. Shares of Evolution Gaming Group, a Swedish provider of online casino games, rose amid strong demand for at-home entertainment during 2020. Shares of HelloFresh, a German provider of delivery meal kits, rose amid continued growth in consumer demand for at-home meals in 2020. Shares of Royal Dutch Shell, an Anglo/Dutch integrated oil and gas company not held by the Fund, fell amid a sharp decline in energy demand in 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Nestle SA and OMV AG and its underweight position in ASML Holdings NV

Shares of Nestle, a Swiss maker of prepared foods and beverages, fell after the company lowered its 2020 earnings and sales forecast at the end of July 2020, citing the impact of at-home quarantines across Europe and North America. Shares of OMV, an Austrian integrated oil and gas company, fell amid a sharp decline in energy demand during 2020. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020 and confirmed its positive outlook for fourth quarter 2020 results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.9%
2.	Roche Holding AG (Switzerland)	2.9
3.	Novartis AG (Registered) (Switzerland)	2.8
4.	Deutsche Telekom AG (Registered) (Germany)	2.0
5.	Deutsche Post AG (Registered) (Germany)	2.0
6.	Sanofi (France)	1.9
7.	Schneider Electric SE (France)	1.8
8.	Enel SpA (Italy)	1.8
9.	Orsted A/S (Denmark)	1.7
10.	ASM International NV (Netherlands)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
Switzerland	18.2%
United Kingdom	17.1
Germany	14.2
France	11.1
Sweden	7.7
Netherlands	7.1
Denmark	4.3
Italy	3.7
Ireland	3.1
Australia	2.9
Austria	2.4
Finland	2.2
China	1.3
Spain	1.1
United States	1.1
Jordan	1.0
Others (each less than 1.0%)	0.4
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge*		(13.02)%	(1.48)%	3.16%
Without Sales Charge		(8.21)	(0.42)	3.71
CLASS C SHARES	November 1, 1998
With CDSC**		(9.64)	(0.91)	3.30
Without CDSC		(8.64)	(0.91)	3.30
CLASS I SHARES	September 10, 2001	(7.98)	(0.15)	3.99
CLASS L SHARES	September 10, 2001	(7.86)	(0.01)	4.18
CLASS R6 SHARES	October 1, 2018	(7.75)	0.03	4.20

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan International Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(9.11)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.86)%

Net Assets as of 10/31/2020 (In Thousands)	$1,509,015

INVESTMENT OBJECTIVE**

The JPMorgan International Advantage Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection in the industrials sector, and its security selection and underweight position in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the communication services sector were leading contributors to relative performance.

By country, the Fund’s security selection in Germany and Japan was a leading detractor from relative performance, while the Fund’s security selection in the U.K. and France was a leading contributor to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on proprietary multifactor screens that are used to rank securities in the Fund’s investment universe on the basis of value, quality and momentum characteristics.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.1%
2.	Roche Holding AG (Switzerland)	2.7
3.	BHP Group Ltd. (Australia)	1.8
4.	Sanofi (France)	1.7
5.	Novo Nordisk A/S, Class B (Denmark)	1.7
6.	Toyota Motor Corp. (Japan)	1.7
7.	Rio Tinto plc (Australia)	1.6
8.	Schneider Electric SE (France)	1.5
9.	Allianz SE (Registered) (Germany)	1.4
10.	Sony Corp. (Japan)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	26.0%
Switzerland	10.6
United Kingdom	10.5
Australia	8.8
Germany	8.7
France	8.2
Netherlands	6.4
Sweden	3.1
Denmark	2.6
Singapore	1.7
Hong Kong	1.7
Belgium	1.6
Norway	1.4
South Africa	1.2
Italy	1.1
Spain	1.0
United States	1.0
Others (each less than 1.0%)	3.7
Short-Term Investments	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(13.87)%	(0.85)%	1.76%
Without Sales Charge		(9.11)	0.22	2.32
CLASS C SHARES	February 28, 2006
With CDSC**		(10.54)	(0.28)	1.90
Without CDSC		(9.54)	(0.28)	1.90
CLASS I SHARES	February 28, 2006	(8.84)	0.51	2.59
CLASS R2 SHARES	November 3, 2008	(9.37)	(0.06)	2.04
CLASS R6 SHARES	May 29, 2015	(8.71)	0.69	2.81

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares (liquidated on December 8, 2016). The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Advantage Fund and the MSCI EAFE Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.64)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.86)%

Net Assets as of 10/31/2020 (In Thousands)	$2,930,922

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection and overweight position in the industrials and information technology sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the health care sector and its security selection in the consumer staples sector were leading detractors from relative performance.

By region, the Fund’s out-of-Benchmark position in emerging markets and its security selection in Japan were leading contributors to performance relative to the Benchmark, while the Fund’s overweight positions in the U.K. and Continental Europe were the smallest contributors to relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s out-of-Benchmark positions in Taiwan Semiconductor Manufacturing Co., Tencent Holdings Ltd. and Alibaba Group Holding Ltd. Shares of Taiwan Semiconductor Manufacturing, a maker of semiconductors, rose after the company reported consecutive quarters of better-than-

expected earnings amid growth in demand for advanced semiconductors during the period. Shares of Tencent Holdings, a Hong Kong online gaming, advertising and services company, rose amid growth in consumer demand for the company’s services. Shares of Alibaba Group Holding, an electronic commerce platform provider, rose amid increased demand for digital services for the period.

Leading individual detractors from the Fund’s relative performance included its out of Benchmark position in Itaú Unibanco Holding SA, its underweight position in Softbank Group Corp. and its overweight position in Royal Dutch Shell PLC. Shares of Itau Unibanco Holding, a Brazilian banking and financial services company, fell amid several consecutive quarters for lower-than-expected earnings in 2020. Shares of Softbank Group, a Japanese technology and investment company not held by the Fund, rose after it agreed to sell its Arm unit to Nvidia Corp. for $40 billion. Shares of Royal Dutch Shell, an Anglo/Dutch integrated oil and gas company, fell amid a sharp decline in energy demand in 2020. Shares of Royal Dutch Shell, a British/Dutch oil and natural gas producer and retailer, fell as global energy demand contracted and global oil prices fell sharply in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.6%
2.	Roche Holding AG (Switzerland)	2.9
3.	ASML Holding NV (Netherlands)	2.3
4.	Novartis AG (Registered) (Switzerland)	2.1
5.	Sony Corp. (Japan)	2.1
6.	Keyence Corp. (Japan)	2.1
7.	AIA Group Ltd. (Hong Kong)	2.1
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.0
9.	Unilever plc (United Kingdom)	2.0
10.	Novo Nordisk A/S, Class B (Denmark)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	19.8%
United Kingdom	13.1
France	12.1
Switzerland	11.7
Germany	8.0
Denmark	4.1
China	4.0
Australia	3.9
Hong Kong	3.3
Netherlands	3.1
Spain	3.0
Sweden	2.2
Taiwan	1.6
South Korea	1.6
India	1.4
Finland	1.2
United States	1.1
Others (each less than 1.0%)	2.7
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(7.05)%	3.11%	3.36%
Without Sales Charge		(1.88)	4.23	3.92
CLASS C SHARES	January 31, 2003
With CDSC**		(3.38)	3.70	3.51
Without CDSC		(2.38)	3.70	3.51
CLASS I SHARES	January 1, 1997	(1.64)	4.49	4.18
CLASS R2 SHARES	November 3, 2008	(2.21)	3.93	3.64
CLASS R5 SHARES	May 15, 2006	(1.52)	4.63	4.36
CLASS R6 SHARES	November 30, 2010	(1.46)	4.72	4.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.71%
MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes)	(2.61)%

Net Assets as of 10/31/2020 (In Thousands)	$2,801,670

INVESTMENT OBJECTIVE**

The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the health care and materials sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in continental Europe and the U.K. was a leading contributor to relative performance, while the Fund’s underweight position in Japan was the sole regional detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Delivery Hero AG, Tencent Holdings Ltd. and Alibaba Group Holding Ltd. Shares of Delivery Hero, a German online food delivery service, rose amid increased consumer demand during 2020. Shares of Tencent

Holdings, a Hong Kong online gaming, advertising and services company, rose amid growth in consumer demand for the company’s services. Shares of Alibaba Group Holding, an electronic commerce platform provider, rose amid increased demand for digital services during the period.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Airbus SE, Continental AG and Erste Group Bank AG. Shares of Airbus, a French airplanes and aerospace company, fell after the company slashed production due to decreased demand throughout the global response to the pandemic. Shares of Continental, a German automotive parts manufacturer, fell amid a sharp decline in auto production in 2020. Shares of Erste Group Bank, an Austrian regional bank, fell amid a sharp drop in earnings due to the pandemic.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	4.4%
2.	Alibaba Group Holding Ltd., (China)	4.4
3.	HDFC Bank Ltd., ADR (India)	3.6
4.	Nestle SA (Registered) (Switzerland)	3.6
5.	Samsung Electronics Co. Ltd. (South Korea)	3.2
6.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3.2
7.	AIA Group Ltd. (Hong Kong)	3.1
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.8
9.	Unilever NV (United Kingdom)	2.7
10.	ASML Holding NV (Netherlands)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	17.2%
China	11.7
Switzerland	10.5
Germany	7.0
Canada	6.2
Japan	5.3
Taiwan	4.5
Hong Kong	4.5
France	4.2
India	3.6
South Korea	3.2
Spain	3.0
Sweden	2.8
Netherlands	2.3
Denmark	2.1
Australia	1.9
Finland	1.6
United States	1.6
Indonesia	1.4
Belgium	1.2
Short-Term Investments	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		(1.04)%	4.56%	6.60%
Without Sales Charge		4.43	5.70	7.24
CLASS C SHARES	November 30, 2011
With CDSC**		2.93	5.16	6.76
Without CDSC		3.93	5.16	6.76
CLASS I SHARES	November 30, 2011	4.71	6.00	7.54
CLASS R2 SHARES	November 30, 2011	4.14	5.40	6.95
CLASS R5 SHARES	November 30, 2011	4.79	6.10	7.68
CLASS R6 SHARES	November 30, 2011	4.89	6.19	7.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) from November 30, 2011 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(7.78)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.86)%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.92%

Net Assets as of 10/31/2020 (In Thousands)	$137,268

INVESTMENT OBJECTIVE**

The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed both the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) and the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2020. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 50% of the Benchmark’s volatility.

By sector, the Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and the utilities sector was a leading contributor to relative performance.

By country, the Fund’s security selection in Japan and the U.K. was a leading detractor from performance relative to the Benchmark, while the Fund’s security in Italy and Germany was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in BP PLC and Standard Chartered PLC and its underweight position in Softbank Group Corp. Shares of BP, a U.K. integrated oil and natural gas company, fell amid a sharp decline in energy demand in 2020 as a result of the global response to the pandemic. Shares of Standard Chartered, a U.K. banking and financial services company, fell amid declining earnings due to low interest rates and reduced business activity as a result of the pandemic. Shares of Softbank Group, a Japanese technology and investment company, rose after it agreed to sell its Arm unit to Nvidia Corp. for $40 billion.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Nintendo Ltd., ASML Holdings NV and Daikin Industries Ltd. Shares of Nintendo, a Japanese developer of home entertainment products, rose amid increased consumer demand during as a result of the pandemic. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020 and confirmed its positive outlook for fourth quarter 2020 results. Shares of Daikin Industries, a Japanese manufacturer of air conditioning equipment, rose amid increased demand for its products as a result of the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	MSCI EAFE Index 12/18/2020 (United States)	4.4%
2.	Nestle SA (Registered) (Switzerland)	3.0
3.	Roche Holding AG (Switzerland)	2.4
4.	Novartis AG (Registered) (Switzerland)	1.9
5.	ASML Holding NV (Netherlands)	1.7
6.	Novo Nordisk A/S, Class B (Denmark)	1.5
7.	Toyota Motor Corp. (Japan)	1.4
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.3
9.	Iberdrola SA (Spain)	1.3
10.	Unilever NV (United Kingdom)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	25.2%
United Kingdom	11.1
Switzerland	10.3
France	9.9
Germany	9.2
Australia	5.2
Netherlands	5.1
United States	4.8
Denmark	2.9
Spain	2.2
Hong Kong	2.2
Sweden	2.1
Italy	1.4
Others (each less than 1.0%)	3.6
Short-Term Investments	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge*		(12.83)%	(5.92)%
Without Sales Charge		(8.02)	(2.76)
CLASS C SHARES	March 15, 2019
With CDSC**		(9.47)	(3.24)
Without CDSC		(8.47)	(3.24)
CLASS I SHARES	March 15, 2019	(7.78)	(2.49)
CLASS R5 SHARES	March 15, 2019	(7.68)	(2.39)
CLASS R6 SHARES	March 15, 2019	(7.53)	(2.25)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/15/19 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the ICE BofAML 3-Month U.S. Treasury Bill Index from March 15, 2019 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.05)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.86)%

Net Assets as of 10/31/2020 (In Thousands)	$4,862,349

INVESTMENT OBJECTIVE

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection in the consumer cyclical & services sector and the retail sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the utilities and technology–semiconductors & hardware sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Japan and Europe was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the Pacific, excluding Japan, was the sole regional contributor to relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.1%
2.	Roche Holding AG (Switzerland)	2.5
3.	Novartis AG (Registered) (Switzerland)	2.0
4.	ASML Holding NV (Netherlands)	1.7
5.	Novo Nordisk A/S, Class B (Denmark)	1.6
6.	Toyota Motor Corp. (Japan)	1.4
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.4
8.	Iberdrola SA (Spain)	1.3
9.	Unilever NV (United Kingdom)	1.3
10.	SAP SE (Germany)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	26.1%
United Kingdom	11.7
Switzerland	10.9
France	10.5
Germany	9.6
Australia	5.5
Netherlands	5.3
Denmark	3.0
Spain	2.4
Hong Kong	2.2
Sweden	2.2
Italy	1.5
Others (each less than 1.0%)	4.1
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge*		(14.00)%	0.75%	2.14%
Without Sales Charge		(9.26)	1.85	2.69
CLASS I SHARES	October 28, 1992	(9.05)	2.09	2.94
CLASS R6 SHARES	November 1, 2017	(8.96)	2.16	2.98

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(19.25)%
MSCI EAFE Value Index (net of foreign withholding taxes)	(18.42)%

Net Assets as of 10/31/2020 (In Thousands)	$267,864

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s underweight position in the utilities sectors and its underweight position and security selection in the industrial cyclical sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the basic industries and retail sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in continental Europe and its underweight position in Japan were leading detractors from relative performance, while the Fund’s security selection in the Pacific, excluding Japan, and its underweight position in the U.K. were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Softbank Group Corp., Commonwealth Bank of Australia and Z Holdings Corp. Shares of Softbank Group, a Japanese technology and investment company not held by the Fund, rose after it agreed to sell its Arm unit to Nvidia Corp. for $40 billion. Shares of Commonwealth Bank of Australia, which were not held in the Fund, fell by a smaller magnitude than the Benchmark during the reporting period. Shares of Z Holdings, a provider of online advertising and business services as Yahoo Japan, rose in late 2019 after the company announced its planned acquisition of messaging application provider Line Corp.

Leading individual contributors to relative performance included the Fund’s underweight positions in HSBC Holdings PLC, Banco Santander SA and BASF SE. Shares of HSBC Holdings, a U.K. banking and financial services company, fell amid low interest rates and the impact of the pandemic. Shares of Banco Santander, a Spanish banking company not held in the Fund, fell amid low interest rates and the impact of the pandemic. Shares of BASF, a German chemicals company, fell amid investor uncertainty over the impact of the pandemic on the company’s businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark were in the insurance and banks sectors, while the largest underweight sector positions were in the utilities and industrial cyclical sectors.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Novartis AG (Registered) (Switzerland)	2.8%
2.	Toyota Motor Corp. (Japan)	2.2
3.	BHP Group Ltd. (Australia)	2.0
4.	Royal Dutch Shell plc, Class A (Netherlands)	1.7
5.	Siemens AG (Registered) (Germany)	1.5
6.	GlaxoSmithKline plc (United Kingdom)	1.4
7.	British American Tobacco plc (United Kingdom)	1.3
8.	Allianz SE (Registered) (Germany)	1.3
9.	TOTAL SE (France)	1.2
10.	Rio Tinto plc (Australia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.2%
United Kingdom	12.8
Germany	9.8
France	8.0
Switzerland	7.3
Australia	7.1
Netherlands	4.7
Sweden	3.3
Norway	2.6
Hong Kong	2.5
Italy	2.3
Finland	2.2
Spain	1.9
Denmark	1.6
Belgium	1.5
Singapore	1.2
Austria	1.1
Others (each less than 1.0%)	3.1
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(23.75)%	(4.02)%	(0.88)%
Without Sales Charge		(19.51)	(2.98)	(0.35)
CLASS C SHARES	July 11, 2006
With CDSC**		(20.94)	(3.49)	(0.75)
Without CDSC		(19.94)	(3.49)	(0.75)
CLASS I SHARES	September 10, 2001	(19.31)	(2.72)	(0.08)
CLASS L SHARES	November 4, 1993	(19.25)	(2.61)	0.04
CLASS R2 SHARES	November 3, 2008	(19.81)	(3.26)	(0.61)
CLASS R5 SHARES	September 9, 2016	(19.17)	(2.60)	0.05
CLASS R6 SHARES	November 30, 2010	(19.13)	(2.48)	0.16

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Value Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Argentina — 2.5%

MercadoLibre, Inc. *	229	278,586

Brazil — 6.4%

B3 SA—Brasil Bolsa Balcao	11,978	106,068

Localiza Rent a Car SA *	8,674	91,832

Lojas Renner SA *	11,073	72,312

Magazine Luiza SA	35,196	150,465

Pagseguro Digital Ltd., Class A * (a)	4,205	153,959

Raia Drogasil SA	10,063	42,337

XP, Inc., Class A *	2,376	95,234

		712,207

China — 37.6%

Alibaba Group Holding Ltd., ADR *	1,652	503,404

Alibaba Group Holding Ltd. *	8,088	306,478

Budweiser Brewing Co. APAC Ltd. (a) (b)	57,850	170,606

China Gas Holdings Ltd.	29,783	91,523

Foshan Haitian Flavouring & Food Co. Ltd., Class A	7,485	179,241

JD.com, Inc., ADR *	1,423	116,017

JD.com, Inc., Class A *	2,789	113,753

Kweichow Moutai Co. Ltd., Class A	406	101,411

Meituan Dianping, Class B * (b)	9,290	346,336

Midea Group Co. Ltd., Class A	11,045	128,970

NetEase, Inc.	6,366	111,348

NetEase, Inc., ADR	1,446	125,481

New Oriental Education & Technology Group, Inc., ADR * (a)	1,069	171,376

Ping An Bank Co. Ltd., Class A	72,223	191,769

Ping An Insurance Group Co. of China Ltd., Class H	16,328	168,821

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,943	112,558

Shenzhou International Group Holdings Ltd.	8,409	146,313

Sichuan Swellfun Co. Ltd., Class A	4,921	48,758

Sunny Optical Technology Group Co. Ltd.	6,886	114,334

Tencent Holdings Ltd.	6,771	517,305

Wuxi Biologics Cayman, Inc. * (b)	11,020	309,469

Yum China Holdings, Inc.	2,589	137,793

		4,213,064

Egypt — 0.4%

Commercial International Bank Egypt SAE (Registered), GDR (b)	11,635	44,879

Hong Kong — 5.8%

AIA Group Ltd.	25,884	246,344

AIA Group Ltd.	795	7,524

Hong Kong Exchanges & Clearing Ltd.	2,524	120,923

Techtronic Industries Co. Ltd.	20,673	278,445

		653,236

INVESTMENTS	SHARES (000)	VALUE ($000)

Hungary — 1.0%

OTP Bank Nyrt. *	3,427	106,892

India — 16.1%

Asian Paints Ltd.	1,773	52,883

Britannia Industries Ltd.	1,686	78,948

HDFC Bank Ltd., ADR *	3,322	190,810

HDFC Bank Ltd. *	11,598	185,213

HDFC Life Insurance Co. Ltd. * (b)	13,421	106,755

Hindustan Unilever Ltd.	3,738	104,525

Housing Development Finance Corp. Ltd.	9,651	250,375

IndusInd Bank Ltd. *	3,941	31,029

ITC Ltd.	39,908	89,184

Kotak Mahindra Bank Ltd. *	8,811	183,875

Maruti Suzuki India Ltd.	726	68,174

Reliance Industries Ltd.	7,590	210,419

Tata Consultancy Services Ltd.	7,107	256,139

		1,808,329

Indonesia — 1.7%

Bank Central Asia Tbk. PT	53,178	104,635

Bank Rakyat Indonesia Persero Tbk. PT	401,578	90,906

		195,541

Macau — 0.8%

Sands China Ltd.	26,224	92,037

Mexico — 2.2%

Grupo Financiero Banorte SAB de CV, Class O *	24,159	107,747

Wal-Mart de Mexico SAB de CV	56,576	136,989

		244,736

Panama — 0.4%

Copa Holdings SA, Class A (a)	910	44,859

Poland — 0.8%

Allegro.eu SA * (b)	4,568	92,826

Portugal — 1.1%

Jeronimo Martins SGPS SA	7,531	119,612

South Africa — 1.4%

Bid Corp. Ltd.	4,381	60,324

Capitec Bank Holdings Ltd. *	1,310	92,098

Mr Price Group Ltd.	949	7,176

		159,598

South Korea — 5.0%

NCSoft Corp.	204	139,985

Samsung Electronics Co. Ltd.	8,417	423,095

		563,080

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — (continued)

Taiwan — 10.3%

President Chain Store Corp.	4,522	40,815

Sea Ltd., ADR * (a)	2,186	344,736

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,163	768,530

		1,154,081

Turkey — 0.9%

BIM Birlesik Magazalar A/S	10,764	85,106

Ford Otomotiv Sanayi A/S	1,087	14,066

		99,172

United States — 3.0%

EPAM Systems, Inc. *	1,105	341,325

Total Common Stocks (Cost $7,187,443)		10,924,060

Short-Term Investments — 3.9%

Investment Companies — 2.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $313,835)	313,630	313,818

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	117,532	117,544

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	12,077	12,077

Total Investment of Cash Collateral from Securities Loaned (Cost $129,634)		129,621

Total Short-Term Investments (Cost $443,469)		443,439

Total Investments — 101.3% (Cost $7,630,912)		11,367,499
Liabilities in Excess of Other Assets — (1.3)%		(147,274)

NET ASSETS — 100.0%		11,220,225

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet & Direct Marketing Retail	15.5%

Banks	11.7

Semiconductors & Semiconductor Equipment	6.8

IT Services	6.6

Entertainment	6.3

Insurance	4.7

Interactive Media & Services	4.5

Food & Staples Retailing	4.3

Technology Hardware, Storage & Peripherals	3.7

Capital Markets	2.8

Beverages	2.8

Life Sciences Tools & Services	2.7

Machinery	2.4

Food Products	2.3

Thrifts & Mortgage Finance	2.2

Hotels, Restaurants & Leisure	2.0

Multiline Retail	2.0

Oil, Gas & Consumable Fuels	1.9

Diversified Consumer Services	1.5

Textiles, Apparel & Luxury Goods	1.3

Household Durables	1.1

Electronic Equipment, Instruments & Components	1.0

Health Care Equipment & Supplies	1.0

Others (each less than 1.0%)	5.0

Short-Term Investments	3.9

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PT	Limited liability company
SGPS	Holding company

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $121,899,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.5%
Argentina — 0.2%

MercadoLibre, Inc. *	4	5,140

Brazil — 4.4%

Atacadao SA *	1,743	5,560

B3 SA — Brasil Bolsa Balcao	850	7,524

Banco Bradesco SA (Preference)	1,620	5,676

Cia Brasileira de Distribuicao	259	2,796

Gerdau SA (Preference)	1,919	7,294

Itau Unibanco Holding SA (Preference)	3,078	12,601

Itausa SA (Preference)	2,811	4,454

Localiza Rent a Car SA *	649	6,868

Lojas Renner SA *	1,299	8,481

Magazine Luiza SA	1,802	7,702

Petroleo Brasileiro SA (Preference)	3,749	12,362

Raia Drogasil SA	1,995	8,395

Suzano SA *	954	8,225

Telefonica Brasil SA (Preference)	313	2,319

TIM SA, ADR *	449	4,623

Vale SA, ADR	1,935	20,449

		125,329

Chile — 0.3%

Banco Santander Chile, ADR	299	4,144

Cencosud SA	1,393	1,937

Cia Cervecerias Unidas SA, ADR	114	1,225

		7,306

China — 44.3%

51job, Inc., ADR *	70	4,904

Alibaba Group Holding Ltd., ADR *	80	24,302

Alibaba Group Holding Ltd. *	6,217	235,582

Amoy Diagnostics Co. Ltd., Class A	250	3,147

Anhui Conch Cement Co. Ltd., Class H	584	3,650

ANTA Sports Products Ltd.	667	7,404

Baidu, Inc., ADR *	29	3,909

Bank of China Ltd., Class H	34,394	10,864

Baoshan Iron & Steel Co. Ltd., Class A	9,526	7,612

BeiGene Ltd., ADR *	13	3,841

Bilibili, Inc., ADR * (a)	163	7,295

BOE Technology Group Co. Ltd., Class A	6,710	4,755

CGN Power Co. Ltd., Class H (b)	20,470	4,390

China Conch Venture Holdings Ltd.	1,463	6,514

China Construction Bank Corp., Class H	50,415	34,742

China CYTS Tours Holding Co. Ltd., Class A	1,691	2,492

China Gas Holdings Ltd.	3,564	10,951

China Lesso Group Holdings Ltd.	2,948	4,779

China Life Insurance Co. Ltd., Class H	5,962	13,009

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Merchants Bank Co. Ltd., Class H	3,799	19,789

China Mobile Ltd.	3,132	19,154

China Molybdenum Co. Ltd., Class H	11,775	4,285

China Oilfield Services Ltd., Class H	10,098	6,098

China Overseas Land & Investment Ltd.	3,597	9,035

China Pacific Insurance Group Co. Ltd., Class H	3,829	11,984

China Resources Land Ltd.	2,498	10,216

China Shenhua Energy Co. Ltd., Class H	4,387	7,600

China State Construction Engineering Corp. Ltd., Class A	7,445	5,694

China State Construction International Holdings Ltd.	5,336	3,702

China Unicom Hong Kong Ltd.	8,168	5,035

China Vanke Co. Ltd., Class H	2,246	6,972

China Yangtze Power Co. Ltd., Class A	2,511	7,127

CNOOC Ltd.	13,963	12,776

Contemporary Amperex Technology Co. Ltd., Class A	130	4,773

Country Garden Holdings Co. Ltd.	2,198	2,716

Country Garden Services Holdings Co. Ltd.	1,214	7,645

CSPC Pharmaceutical Group Ltd.	5,259	5,585

Dada Nexus Ltd., ADR * (a)	124	4,098

Dongfeng Motor Group Co. Ltd., Class H	7,790	5,487

ENN Energy Holdings Ltd.	653	8,266

GDS Holdings Ltd., ADR * (a)	70	5,911

Greentown Service Group Co. Ltd. (b)	3,134	3,441

Hangzhou Tigermed Consulting Co. Ltd., Class H * (b)	375	6,025

Huazhu Group Ltd.*	97	4,109

Industrial & Commercial Bank of China Ltd., Class H	30,606	17,380

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	697	4,146

Innovent Biologics, Inc. * (b)	1,336	9,903

iQIYI, Inc., ADR *	254	6,276

JD.com, Inc., ADR *	220	17,894

JD.com, Inc., Class A*	487	19,880

Jiangsu Hengrui Medicine Co. Ltd., Class A	626	8,326

Kingdee International Software Group Co. Ltd. *	3,288	8,681

Kingsoft Corp. Ltd.	1,633	8,784

Kunlun Energy Co. Ltd.	5,852	3,789

Kweichow Moutai Co. Ltd., Class A	63	15,751

Laobaixing Pharmacy Chain JSC, Class A	153	1,637

Longfor Group Holdings Ltd. (b)	2,007	10,994

Luxshare Precision Industry Co. Ltd., Class A	515	4,225

Meituan Dianping, Class B * (b)	1,777	66,249

Momo, Inc., ADR	147	2,207

NetEase, Inc., ADR	254	22,123

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

China — continued

New Oriental Education & Technology Group, Inc., ADR *	113	18,149

NIO, Inc., ADR *	277	8,484

Pharmaron Beijing Co. Ltd., Class H (b)	235	3,397

PICC Property & Casualty Co. Ltd., Class H	7,422	5,037

Pinduoduo, Inc., ADR *	60	5,417

Ping An Bank Co. Ltd., Class A	3,684	9,783

Ping An Insurance Group Co. of China Ltd., Class H	3,597	37,187

Poly Developments and Holdings Group Co. Ltd., Class A	2,804	6,449

Postal Savings Bank of China Co. Ltd., Class H (b)	11,966	5,872

Sangfor Technologies, Inc., Class A	91	2,594

Shanghai Liangxin Electrical Co. Ltd., Class A	737	2,990

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	154	8,896

Shenzhou International Group Holdings Ltd.	720	12,522

Silergy Corp.	93	5,734

Sunny Optical Technology Group Co. Ltd.	785	13,037

Suofeiya Home Collection Co. Ltd., Class A	1,220	5,151

Tencent Holdings Ltd.	2,635	201,329

Tianma Microelectronics Co. Ltd., Class A	1,942	4,151

Trip.com Group Ltd., ADR *	123	3,526

Wanhua Chemical Group Co. Ltd., Class A	636	7,483

WuXi AppTec Co. Ltd., Class H (b)	429	6,860

Wuxi Biologics Cayman, Inc. * (b)	770	21,610

Xiaomi Corp., Class B * (b)	6,592	18,747

Yum China Holdings, Inc.	256	13,609

Yunnan Energy New Material Co. Ltd.	296	4,433

Zai Lab Ltd., ADR *	90	7,376

Zhejiang Chint Electrics Co. Ltd., Class A	1,071	4,700

Zhejiang Expressway Co. Ltd., Class H	3,432	2,343

		1,256,776

Colombia — 0.1%

Ecopetrol SA, ADR (a)	443	4,099

Czech Republic — 0.1%

Moneta Money Bank A/S (b)	1,188	2,696

Greece — 0.3%

Hellenic Telecommunications Organization SA	370	4,901

OPAP SA	447	3,618

		8,519

Hong Kong — 0.3%

Hutchison China MediTech Ltd., ADR *	124	3,655

Techtronic Industries Co. Ltd.	478	6,432

		10,087

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued

Hungary — 0.4%

OTP Bank Nyrt. *	257	8,030

Richter Gedeon Nyrt.	108	2,212

		10,242

India — 8.8%

Ashok Leyland Ltd.	3,035	3,224

Axis Bank Ltd. *	2,067	13,699

Britannia Industries Ltd.	110	5,165

Eicher Motors Ltd.	119	3,351

HDFC Bank Ltd., ADR *	123	7,086

Hindalco Industries Ltd.	1,529	3,528

Hindustan Unilever Ltd.	603	16,850

Housing Development Finance Corp. Ltd.	994	25,779

Infosys Ltd., ADR	2,062	29,430

ITC Ltd.	3,258	7,281

Kotak Mahindra Bank Ltd. *	281	5,861

Larsen & Toubro Ltd.	531	6,651

Maruti Suzuki India Ltd.	114	10,732

NTPC Ltd.	4,585	5,417

Oil & Natural Gas Corp. Ltd.	3,767	3,298

Petronet LNG Ltd.	2,143	6,677

Power Grid Corp. of India Ltd.	3,204	7,393

Reliance Industries Ltd.	1,430	39,651

Shriram Transport Finance Co. Ltd.	356	3,329

Tata Consultancy Services Ltd.	623	22,447

UltraTech Cement Ltd.	168	10,375

United Spirits Ltd. *	853	5,801

UPL Ltd.	1,033	6,313

		249,338

Indonesia — 1.4%

Astra International Tbk. PT	14,274	5,213

Bank Central Asia Tbk. PT	7,445	14,649

Bank Rakyat Indonesia Persero Tbk. PT	43,731	9,899

Telekomunikasi Indonesia Persero Tbk. PT	49,920	8,839

		38,600

Malaysia — 0.8%

CIMB Group Holdings Bhd.	3,680	2,612

Petronas Chemicals Group Bhd.	3,849	5,424

Public Bank Bhd.	1,933	7,012

Tenaga Nasional Bhd.	2,125	4,877

Top Glove Corp. Bhd.	1,339	2,761

		22,686

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Mexico — 2.3%

America Movil SAB de CV, Series L (a)	23,416	14,230

Fomento Economico Mexicano SAB de CV, ADR	137	7,345

Grupo Aeroportuario del Sureste SAB de CV, Class B * (a)	410	4,754

Grupo Financiero Banorte SAB de CV, Class O *	3,152	14,057

Grupo Mexico SAB de CV, Series B	2,722	7,761

Kimberly-Clark de Mexico SAB de CV, Class A	3,424	5,114

Wal-Mart de Mexico SAB de CV	5,234	12,674

		65,935

Peru — 0.3%

Credicorp Ltd.	77	8,817

Philippines —0.4%

Ayala Corp.	243	3,832

Ayala Land, Inc.	5,702	3,881

International Container Terminal Services, Inc.	1,444	3,424

		11,137

Poland — 0.4%

CD Projekt SA *	85	7,212

Dino Polska SA * (b)	96	5,292

		12,504

Qatar — 0.3%

Qatar National Bank QPSC	1,878	9,119

Russia — 3.1%

Alrosa PJSC	7,228	6,505

Gazprom PJSC, ADR	1,712	6,560

LUKOIL PJSC, ADR	271	13,881

Magnitogorsk Iron & Steel Works PJSC	6,487	3,079

MMC Norilsk Nickel PJSC, ADR	266	6,336

Moscow Exchange MICEX-RTS PJSC	4,377	7,392

Moscow Exchange MICEX-RTS PJSC	56	95

Novolipetsk Steel PJSC	1,409	3,305

Sberbank of Russia PJSC, ADR	1,762	17,810

Severstal PAO, GDR (b)	556	7,599

Tatneft PJSC, ADR	222	6,867

X5 Retail Group NV, GDR (b)	226	7,960

		87,389

Saudi Arabia — 2.0%

Al Rajhi Bank	978	17,158

Alinma Bank *	1,551	6,302

Almarai Co. JSC	366	5,032

Bupa Arabia for Cooperative Insurance Co. *	87	2,654

National Commercial Bank	790	8,206

INVESTMENTS	SHARES (000)	VALUE ($000)

Saudi Arabia — continued

Saudi Basic Industries Corp.	374	8,966

Saudi Telecom Co.	221	5,859

Savola Group (The)	303	3,704

		57,881

Singapore — 0.1%

BOC Aviation Ltd. (b)	333	2,063

South Africa — 3.9%

Absa Group Ltd.	1,060	5,697

Bid Corp. Ltd.	412	5,678

Bidvest Group Ltd. (The)	782	6,431

Capitec Bank Holdings Ltd. *	113	7,947

Clicks Group Ltd.	482	6,987

FirstRand Ltd. (a)	4,130	9,587

Gold Fields Ltd., ADR	206	2,247

Impala Platinum Holdings Ltd.	508	4,523

Mr Price Group Ltd.	564	4,264

MTN Group Ltd.	1,287	4,597

Naspers Ltd., Class N *	198	38,733

Pick n Pay Stores Ltd.	990	3,118

SPAR Group Ltd. (The)	597	6,335

Vodacom Group Ltd.	620	4,674

		110,818

South Korea — 12.5%

BGF retail Co. Ltd.	17	1,754

Celltrion, Inc. *	20	4,244

Hana Financial Group, Inc.	349	9,421

Hankook Tire & Technology Co. Ltd.	200	5,613

Hanon Systems	397	3,937

Hyundai Glovis Co. Ltd.	31	4,541

Hyundai Mobis Co. Ltd.	61	12,287

Hyundai Motor Co.	56	8,190

Kia Motors Corp.	288	12,931

KIWOOM Securities Co. Ltd.	39	3,606

KT&G Corp.	119	8,511

LG Chem Ltd.	34	18,652

LG Household & Health Care Ltd.	9	12,576

Lotte Chemical Corp.	15	3,173

Mando Corp.	137	4,368

NAVER Corp.	78	19,926

NCSoft Corp.	16	11,036

POSCO	70	12,864

Samsung Electronics Co. Ltd.	2,562	128,777

Samsung Fire & Marine Insurance Co. Ltd.	61	9,615

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

Samsung SDI Co. Ltd.	12	4,627

Shinhan Financial Group Co. Ltd.	359	9,741

SK Holdings Co. Ltd.	22	3,521

SK Hynix, Inc.	320	22,703

SK Innovation Co. Ltd.	60	6,671

SK Telecom Co. Ltd.	28	5,264

S-Oil Corp.	119	5,756

		354,305

Taiwan — 12.1%

Accton Technology Corp.	1,148	8,341

Advantech Co. Ltd.	803	8,125

ASE Technology Holding Co. Ltd.	4,788	10,747

Chailease Holding Co. Ltd.	2,164	10,514

CTBC Financial Holding Co. Ltd.	4,550	2,873

Delta Electronics, Inc.	1,824	12,136

E.Sun Financial Holding Co. Ltd.	8,994	7,647

Eclat Textile Co. Ltd.	563	7,491

Feng TAY Enterprise Co. Ltd.	542	3,288

Formosa Petrochemical Corp.	2,331	6,417

Formosa Plastics Corp.	2,307	6,386

Fubon Financial Holding Co. Ltd.	6,973	9,933

Global Unichip Corp.	350	3,177

Globalwafers Co. Ltd.	384	5,592

Hiwin Technologies Corp.	830	7,243

Hon Hai Precision Industry Co. Ltd.	1,106	3,000

Inventec Corp.	2,999	2,374

MediaTek, Inc.	422	10,031

Nanya Technology Corp.	1,767	3,581

Realtek Semiconductor Corp.	766	9,542

Taiwan Semiconductor Manufacturing Co. Ltd.	750	11,347

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,972	165,357

Uni-President Enterprises Corp.	4,381	9,391

Vanguard International Semiconductor Corp.	2,084	6,808

Wiwynn Corp.	225	5,725

Yuanta Financial Holding Co. Ltd.	11,786	7,328

		344,394

Tanzania, United Republic of — 0.2%

AngloGold Ashanti Ltd., ADR	236	5,468

Thailand — 1.2%

Airports of Thailand PCL	3,874	6,424

Kasikornbank PCL	1,676	4,037

Minor International PCL*	5,399	2,889

PTT Exploration & Production PCL	2,218	5,603

INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — continued

PTT PCL	5,110	5,044

Siam Cement PCL (The) (Registered)	666	7,213

Thai Oil PCL	3,925	4,311

		35,521

Turkey — 0.2%

BIM Birlesik Magazalar A/S	802	6,337

United Arab Emirates — 0.1%

Emaar Properties PJSC*	4,149	2,973

Total Common Stocks (Cost $2,526,600)		2,855,479

Short-Term Investments — 1.1%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $12,125)	12,118	12,125

Investment of Cash Collateral from Securities Loaned—0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	15,994	15,995

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	2,093	2,093

Total Investment of Cash Collateral from Securities Loaned (Cost $18,089)		18,088

Total Short-Term Investments (Cost $30,214)		30,213

Total Investments — 101.6% (Cost $2,556,814)		2,885,692
Liabilities in Excess of Other Assets — (1.6)%		(45,350)

NET ASSETS — 100.0%		2,840,342

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet & Direct Marketing Retail	14.6%

Banks	11.3

Semiconductors & Semiconductor Equipment	8.8

Interactive Media & Services	7.9

Technology Hardware, Storage & Peripherals	5.7

Oil, Gas & Consumable Fuels	5.1

Metals & Mining	3.6

Insurance	3.1

Food & Staples Retailing	2.6

IT Services	2.0

Chemicals	2.0

Automobiles	1.9

Entertainment	1.9

Real Estate Management & Development	1.8

Wireless Telecommunication Services	1.8

Electronic Equipment, Instruments & Components	1.6

Life Sciences Tools & Services	1.3

Textiles, Apparel & Luxury Goods	1.1

Beverages	1.0

Biotechnology	1.0

Food Products	1.0

Others (each less than 1.0%)	17.9

Short-Term Investments	1.0

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $17,283,000.
(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Australia — 2.9%

BHP Group plc	306	5,934

Rio Tinto plc	116	6,556

		12,490

Austria — 2.4%

ams AG *	193	4,130

Erste Group Bank AG	212	4,355

Wienerberger AG	86	2,169

		10,654

China — 1.3%

Prosus NV *	58	5,808

Denmark — 4.3%

AP Moller—Maersk A/S, Class B	2	3,946

Orsted A/S (a)	46	7,308

Pandora A/S	27	2,166

Royal Unibrew A/S	22	2,166

Vestas Wind Systems A/S	20	3,440

		19,026

Finland — 2.2%

Cargotec OYJ, Class B (b)	94	3,231

Neste OYJ	124	6,480

		9,711

France — 11.1%

BNP Paribas SA *	191	6,646

Capgemini SE	40	4,667

Credit Agricole SA *	416	3,292

Eiffage SA *	29	2,082

La Francaise des Jeux SAEM (a)	129	4,855

Peugeot SA *	178	3,198

Publicis Groupe SA	61	2,125

Safran SA *	52	5,474

Sanofi	93	8,386

Schneider Electric SE	64	7,816

		48,541

Germany — 14.2%

Allianz SE (Registered)	35	6,178

Daimler AG (Registered)	105	5,412

Delivery Hero SE * (a)	34	3,933

Deutsche Post AG (Registered)	196	8,691

Deutsche Telekom AG (Registered)	588	8,933

DWS Group GmbH & Co. KGaA * (a)	98	3,323

GEA Group AG	130	4,340

Schaeffler AG (Preference)	509	3,098

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

Siemens AG (Registered)	41	4,827

Softwareone Holding AG *	115	2,831

Volkswagen AG (Preference)	36	5,311

Zalando SE * (a)	59	5,459

		62,336

Ireland — 3.1%

AIB Group plc *	2,337	2,607

Bank of Ireland Group plc *	1,444	3,579

Ryanair Holdings plc, ADR *	47	3,824

Smurfit Kappa Group plc	99	3,724

		13,734

Italy — 3.7%

Enel SpA	972	7,730

Falck Renewables SpA	355	1,926

Intesa Sanpaolo SpA *	2,708	4,496

Poste Italiane SpA (a)	229	1,866

		16,018

Jordan — 1.0%

Hikma Pharmaceuticals plc	139	4,504

Netherlands — 7.1%

Adyen NV * (a)	2	2,662

ASM International NV	50	7,192

ASR Nederland NV	97	2,955

BE Semiconductor Industries NV	67	2,716

Euronext NV (a)	18	1,862

Koninklijke Ahold Delhaize NV	252	6,899

Shop Apotheke Europe NV * (a)	17	2,776

Signify NV* (a)	115	4,075

		31,137

Norway — 0.4%

Scatec Solar ASA (a)	75	1,656

Spain — 1.1%

Endesa SA	177	4,739

Sweden — 7.7%

Embracer Group AB *	215	4,328

Evolution Gaming Group AB (a)	72	5,314

Recipharm AB, Class B *	151	2,426

Sinch AB * (a)	55	5,199

SKF AB, Class B	247	5,063

Stillfront Group AB *	16	1,910

Swedish Match AB	49	3,669

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden — continued

Volvo AB, Class B*	298	5,791

		33,700

Switzerland — 18.2%

ALSO Holding AG (Registered)*	12	2,761

Credit Suisse Group AG (Registered)	491	4,634

LafargeHolcim Ltd. (Registered)*	133	5,711

Logitech International SA (Registered)	38	3,170

Nestle SA (Registered)	154	17,294

Novartis AG (Registered)	157	12,256

Roche Holding AG	39	12,633

Schindler Holding AG	15	3,891

Sonova Holding AG (Registered)*	19	4,498

Swissquote Group Holding SA (Registered)	30	2,369

Zur Rose Group AG*	15	4,196

Zurich Insurance Group AG	20	6,559

		79,972

United Kingdom — 17.1%

3i Group plc	325	4,063

AstraZeneca plc	28	2,802

Berkeley Group Holdings plc	59	3,092

boohoo Group plc*	855	2,995

Centrica plc	8,181	3,940

Computacenter plc	106	3,117

Dialog Semiconductor plc*	101	3,840

Dunelm Group plc	151	2,554

Games Workshop Group plc	18	2,419

Informa plc	459	2,491

Intermediate Capital Group plc	207	3,146

Kingfisher plc*	711	2,646

Linde plc	22	4,891

M&G plc	878	1,670

National Express Group plc	2,001	3,883

Next plc	81	6,118

Persimmon plc	150	4,530

Pets at Home Group plc	308	1,546

Prudential plc	250	3,059

Reckitt Benckiser Group plc	52	4,623

Segro plc, REIT	378	4,418

Spirent Communications plc	887	3,332

		75,175

United States — 1.1%

Ferguson plc	46	4,573

Total Common Stocks (Cost $421,472)		433,774

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.1%

Investment Companies — 0.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $2,182)	2,180	2,182

Investment of Cash Collateral from Securities Loaned — 0.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d) (Cost $2,662)	2,662	2,662

Total Short-Term Investments (Cost $4,844)		4,844

Total Investments — 100.0% (Cost $426,316)		438,618
Other Assets Less Liabilities — 0.0% (e)		210

NET ASSETS — 100.0%		438,828

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	9.8%

Banks	5.7

Machinery	5.1

Internet & Direct Marketing Retail	4.8

Insurance	4.7

Electric Utilities	4.5

Capital Markets	4.4

Semiconductors & Semiconductor Equipment	4.1

Food Products	3.9

Electrical Equipment	3.5

Automobiles	3.2

Metals & Mining	2.8

Food & Staples Retailing	2.5

IT Services	2.4

Hotels, Restaurants & Leisure	2.3

Diversified Telecommunication Services	2.0

Air Freight & Logistics	2.0

Construction Materials	1.8

Household Durables	1.7

Specialty Retail	1.5

Oil, Gas & Consumable Fuels	1.5

Entertainment	1.4

Multiline Retail	1.4

Electronic Equipment, Instruments & Components	1.3

Aerospace & Defense	1.2

Software	1.2

Chemicals	1.1

Industrial Conglomerates	1.1

Household Products	1.1

Media	1.1

Trading Companies & Distributors	1.0

Health Care Equipment & Supplies	1.0

Equity Real Estate Investment Trusts (REITs)	1.0

Others (each less than 1.0%)	10.8

Short-Term Investments	1.1

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $2,626,000.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
(e)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Australia — 8.7%

AGL Energy Ltd.	386	3,379

Ansell Ltd.	485	13,702

Austal Ltd.	975	1,859

BHP Group Ltd.	1,099	26,353

Coles Group Ltd.	559	6,989

CSL Ltd.	53	10,651

CSR Ltd.	1,951	6,038

Fortescue Metals Group Ltd.	710	8,688

IOOF Holdings Ltd.	470	965

JB Hi-Fi Ltd.	179	5,995

Premier Investments Ltd.	124	1,858

Qantas Airways Ltd.	1,198	3,526

Rio Tinto plc	417	23,603

Silver Lake Resources Ltd. *	4,165	6,237

Super Retail Group Ltd.	629	4,949

Wesfarmers Ltd.	221	7,155

		131,947

Austria — 0.9%

ANDRITZ AG	142	4,779

BAWAG Group AG (a)	58	2,119

Wienerberger AG	256	6,449

		13,347

Belgium — 1.6%

Ageas SA	337	13,553

bpost SA	333	2,950

D’ieteren SA/NV	84	4,222

KBC Group NV	60	2,945

		23,670

China — 0.8%

BOC Hong Kong Holdings Ltd.	3,687	10,241

SITC International Holdings Co. Ltd.	1,040	1,606

		11,847

Denmark — 2.6%

AP Moller — Maersk A/S, Class B	8	12,113

Novo Nordisk A/S, Class B	388	24,769

Scandinavian Tobacco Group A/S (a)	200	2,829

		39,711

Finland — 0.7%

Neste OYJ	97	5,069

Uponor OYJ	65	1,216

Valmet OYJ	186	4,441

		10,726

INVESTMENTS	SHARES (000)	VALUE ($000)

France — 8.1%

Atos SE *	164	11,233

BNP Paribas SA *	92	3,214

Capgemini SE	57	6,562

Cie de Saint-Gobain *	204	7,944

L’Oreal SA	10	3,199

LVMH Moet Hennessy Louis Vuitton SE	33	15,324

Peugeot SA *	757	13,607

Sanofi	282	25,494

Schneider Electric SE	185	22,432

Sopra Steria Group *	40	4,770

SPIE SA	350	5,510

TOTAL SE	103	3,107

		122,396

Germany — 8.6%

Allianz SE (Registered)	122	21,412

Daimler AG (Registered) (b)	101	5,203

Deutsche Post AG (Registered)	247	10,964

DWS Group GmbH & Co. KGaA * (a)	131	4,442

Encavis AG (b)	279	5,477

Fresenius Medical Care AG & Co. KGaA	85	6,454

Hornbach Holding AG & Co. KGaA	62	5,967

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	68	15,987

RWE AG (b)	343	12,702

SAP SE	85	9,024

Schaeffler AG (Preference)	1,310	7,976

Siemens AG (Registered)	145	17,060

Siemens Energy AG *	73	1,592

Softwareone Holding AG *	231	5,690

		129,950

Hong Kong — 1.7%

AIA Group Ltd.	852	8,107

VTech Holdings Ltd.	558	3,700

WH Group Ltd. (a)	7,227	5,692

Xinyi Glass Holdings Ltd.	3,664	8,046

		25,545

Ireland — 0.3%

Ryanair Holdings plc, ADR *	31	2,477

Smurfit Kappa Group plc	54	2,035

		4,512

Israel — 0.3%

Bezeq The Israeli Telecommunication Corp. Ltd. *	4,191	4,726

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Italy — 1.1%

Enel SpA	1,355	10,774

GVS SpA * (a)	131	1,845

Prysmian SpA	127	3,462

		16,081

Japan — 25.8%

Advantest Corp.	150	8,700

Astellas Pharma, Inc.	664	9,108

Brother Industries Ltd.	157	2,421

Capcom Co. Ltd.	141	7,728

Fujitsu Ltd.	84	9,950

GungHo Online Entertainment, Inc.	155	3,854

Hitachi Ltd.	241	8,136

Iida Group Holdings Co. Ltd.	304	5,504

Internet Initiative Japan, Inc.	95	4,268

ITOCHU Corp.	456	10,955

Iwatani Corp.	119	5,386

Kandenko Co. Ltd.	118	884

KDDI Corp.	432	11,693

Keyence Corp.	6	2,587

Kinden Corp.	242	3,788

Komeri Co. Ltd.	112	3,283

K’s Holdings Corp.	210	2,686

Kyudenko Corp.	86	2,344

Medipal Holdings Corp.	158	2,816

Meitec Corp.	49	2,414

Mitsubishi UFJ Financial Group, Inc.	3,297	12,996

Mitsubishi UFJ Lease & Finance Co. Ltd.	1,011	4,284

Mixi, Inc.	122	3,360

MS&AD Insurance Group Holdings, Inc.	227	6,217

NEC Corp.	103	5,203

Nexon Co. Ltd.	348	9,707

Nihon Unisys Ltd.	181	5,326

Nintendo Co. Ltd.	13	6,975

Nippo Corp.	99	2,543

Nippon Telegraph & Telephone Corp.	424	8,921

Nomura Holdings, Inc.	2,031	9,097

Nomura Real Estate Holdings, Inc.	398	6,943

Obayashi Corp.	742	6,212

Okinawa Electric Power Co., Inc. (The)	53	777

Ono Pharmaceutical Co. Ltd.	280	7,993

Open House Co. Ltd.	163	5,540

ORIX Corp.	652	7,621

Osaka Gas Co. Ltd.	82	1,550

Otsuka Corp.	101	4,650

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Rengo Co. Ltd.	530	4,075

Sekisui House Ltd.	480	7,971

Seven Bank Ltd.	1,263	2,899

Shinsei Bank Ltd.	508	6,110

Shionogi & Co. Ltd.	155	7,288

Ship Healthcare Holdings, Inc.	37	1,760

SoftBank Corp.	714	8,305

SoftBank Group Corp.	54	3,504

Sony Corp.	249	20,717

Sugi Holdings Co. Ltd.	87	5,712

Sumitomo Mitsui Financial Group, Inc.	429	11,884

Sumitomo Mitsui Trust Holdings, Inc.	283	7,596

Teijin Ltd.	176	2,702

TIS, Inc.	342	6,531

Tokuyama Corp.	230	5,121

Tokyo Electron Ltd.	48	12,750

Tokyo Tatemono Co. Ltd.	511	5,876

Tokyu Fudosan Holdings Corp.	1,281	5,599

Toyobo Co. Ltd.	141	1,881

Toyota Motor Corp.	377	24,749

Toyota Tsusho Corp.	167	4,652

TS Tech Co. Ltd.	119	3,305

Valor Holdings Co. Ltd.	90	2,210

Wacom Co. Ltd.	290	1,908

		389,525

Netherlands — 6.3%

ASM International NV	58	8,297

ASML Holding NV	34	12,276

BE Semiconductor Industries NV	81	3,256

Euronext NV (a)	128	13,341

ING Groep NV	506	3,463

Koninklijke Ahold Delhaize NV	592	16,230

PostNL NV *	1,875	6,218

Randstad NV *	249	12,438

Royal Dutch Shell plc, Class B	518	6,247

Signify NV * (a)	337	11,974

Wolters Kluwer NV	23	1,900

		95,640

New Zealand — 0.3%

Spark New Zealand Ltd.	1,408	4,179

Norway — 1.4%

DNB ASA	657	8,873

Fjordkraft Holding ASA (a)	227	1,872

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Norway — continued

Norwegian Finans Holding ASA*	552	3,980

Scatec Solar ASA (a)	291	6,439

		21,164

Portugal — 0.1%

Jeronimo Martins SGPS SA	95	1,507

Russia — 0.4%

Polymetal International plc	308	6,555

Singapore — 1.7%

DBS Group Holdings Ltd.	1,100	16,380

United Overseas Bank Ltd.	691	9,601

		25,981

South Africa — 1.2%

Anglo American plc	753	17,675

Spain — 1.0%

Endesa SA	568	15,251

Sweden — 3.1%

Betsson AB*	643	4,900

Getinge AB, Class B (b)	361	7,076

Skandinaviska Enskilda Banken AB, Class A*	881	7,563

SKF AB, Class B	578	11,826

Swedish Match AB	194	14,621

		45,986

Switzerland — 10.6%

Adecco Group AG (Registered)	204	9,997

DKSH Holding AG	62	3,983

Galenica AG (a)	81	5,132

Julius Baer Group Ltd.	163	7,275

Kuehne + Nagel International AG (Registered)	38	7,578

LafargeHolcim Ltd. (Registered)*	106	4,530

Nestle SA (Registered)	419	47,089

Novartis AG (Registered)	131	10,175

Roche Holding AG	125	40,102

Swissquote Group Holding SA (Registered)	55	4,345

UBS Group AG (Registered)	1,361	15,841

Zurich Insurance Group AG	11	3,755

		159,802

United Kingdom — 10.5%

3i Group plc	585	7,307

Ashtead Group plc	443	16,015

AstraZeneca plc	91	9,141

Avast plc (a)	2,049	12,592

B&M European Value Retail SA	1,012	6,350

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

Balfour Beatty plc	1,508	4,167

Berkeley Group Holdings plc	168	8,811

British American Tobacco plc	174	5,521

CMC Markets plc (a)	301	1,302

Computacenter plc	183	5,396

Dialog Semiconductor plc*	186	7,100

Dunelm Group plc	547	9,250

GlaxoSmithKline plc	841	14,040

Legal & General Group plc	4,012	9,620

Next plc	113	8,501

Persimmon plc	97	2,950

Pets at Home Group plc	445	2,233

Savills plc	83	893

Tate & Lyle plc	497	3,834

TP ICAP plc	97	241

Ultra Electronics Holdings plc	172	4,205

Unilever plc	322	18,346

		157,815

United States — 1.0%

Ferguson plc	150	14,898

Total Common Stocks (Cost $1,436,870)		1,490,436

Short-Term Investments — 0.6%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $5,325)	5,322	5,325

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	3,007	3,007

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	1,394	1,394

Total Investment of Cash Collateral from Securities Loaned (Cost $4,401)		4,401

Total Short-Term Investments (Cost $9,726)		9,726

Total Investments — 99.4% (Cost $1,446,596)		1,500,162
Other Assets Less Liabilities — 0.6%		8,853

NET ASSETS — 100.0%		1,509,015

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	9.9%

Banks	7.3

Metals & Mining	5.9

Insurance	5.2

Capital Markets	4.3

IT Services	4.0

Food Products	3.8

Semiconductors & Semiconductor Equipment	3.5

Trading Companies & Distributors	3.1

Household Durables	3.1

Automobiles	2.9

Electrical Equipment	2.6

Specialty Retail	2.4

Food & Staples Retailing	2.2

Professional Services	2.1

Electric Utilities	1.9

Entertainment	1.9

Real Estate Management & Development	1.7

Wireless Telecommunication Services	1.6

Tobacco	1.5

INDUSTRY	PERCENTAGE

Health Care Equipment & Supplies	1.5%

Diversified Telecommunication Services	1.5

Multiline Retail	1.5

Software	1.4

Personal Products	1.4

Marine	1.4

Machinery	1.4

Air Freight & Logistics	1.3

Construction & Engineering	1.3

Oil, Gas & Consumable Fuels	1.3

Auto Components	1.3

Industrial Conglomerates	1.1

Construction Materials	1.1

Electronic Equipment, Instruments & Components	1.1

Health Care Providers & Services	1.1

Multi-Utilities	1.1

Textiles, Apparel & Luxury Goods	1.0

Others (each less than 1.0%)	6.6

Short-Term Investments	0.7

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SGPS	Holding company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $4,226,000.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(amounts in thousands, except number of contracts)

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	55	12/2020	EUR	1,895	(152)
FTSE 100 Index	22	12/2020	GBP	1,586	(85)

					(237)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%

Australia — 3.9%

BHP Group Ltd.	1,355	32,484

BHP Group plc	783	15,163

Commonwealth Bank of Australia	758	36,783

Rio Tinto plc	537	30,396

		114,826

Austria — 0.5%

Erste Group Bank AG	644	13,245

Belgium — 0.6%

KBC Group NV	378	18,700

China — 4.1%

Alibaba Group Holding Ltd.*	860	32,599

Ping An Insurance Group Co. of China Ltd., Class H	2,948	30,481

Prosus NV *	222	22,146

Tencent Holdings Ltd.	438	33,443

		118,669

Denmark — 4.1%

Carlsberg A/S, Class B	252	31,930

Novo Nordisk A/S, Class B	904	57,628

Orsted A/S (a) (b)	196	31,115

		120,673

Finland — 1.3%

Kone OYJ, Class B	459	36,526

France — 12.2%

Accor SA *	599	15,271

AXA SA	1,294	20,786

Capgemini SE	306	35,368

Kering SA	53	32,132

Legrand SA	365	27,019

L’Oreal SA	125	40,270

LVMH Moet Hennessy Louis Vuitton SE	127	59,544

Pernod Ricard SA	181	29,120

Safran SA *	259	27,366

Schneider Electric SE	376	45,744

TOTAL SE	815	24,706

		357,326

Germany — 8.0%

adidas AG *	113	33,594

Allianz SE (Registered)	205	36,035

Delivery Hero SE * (b)	181	20,808

Deutsche Boerse AG	180	26,565

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	121	28,360

SAP SE	369	39,320

INVESTMENTS	SHARES (000)		VALUE ($000)

Germany — continued

Symrise AG	183		22,517

Vonovia SE	439		28,028

			235,227

Hong Kong — 3.3%

AIA Group Ltd.	6,377		60,691

Hong Kong Exchanges & Clearing Ltd.	759		36,346

			97,037

India — 1.4%

HDFC Bank Ltd., ADR *	732		42,069

Japan — 19.9%

Daikin Industries Ltd.	217		40,608

FANUC Corp.	138		29,128

Hoya Corp.	410		46,260

Kao Corp.	623		44,371

Keyence Corp.	135		61,130

Komatsu Ltd.	1,342		30,261

Kubota Corp.	2,105		36,577

Makita Corp.	577		25,488

Nidec Corp.	377		38,037

Recruit Holdings Co. Ltd.	1,088		41,414

Shin-Etsu Chemical Co. Ltd.	332		44,304

SMC Corp.	52		27,659

Sony Corp.	747		62,275

Sysmex Corp.	224		21,012

Tokyo Electron Ltd.	129		34,598

			583,122

Macau — 0.6%

Sands China Ltd.	5,394		18,932

Netherlands — 3.1%

ASML Holding NV	191		69,097

ING Groep NV	3,034		20,783

			89,880

Singapore — 0.9%

DBS Group Holdings Ltd.	1,847		27,507

South Korea — 1.6%

Samsung Electronics Co. Ltd., GDR (b)	36		45,497

Samsung Electronics Co. Ltd., GDR (b)	—	(c)	13

			45,510

Spain — 3.0%

Cellnex Telecom SA (b)	354		22,727

Iberdrola SA	3,460		40,859

Industria de Diseno Textil SA (a)	1,033		25,499

			89,085

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden—2.2%

Atlas Copco AB, Class A	862	38,050

Svenska Handelsbanken AB, Class A *	3,219	26,080

		64,130

Switzerland — 11.7%

LafargeHolcim Ltd. (Registered) *	781	33,506

Lonza Group AG (Registered)	48	29,187

Nestle SA (Registered)	949	106,782

Novartis AG (Registered)	809	63,045

Roche Holding AG	267	85,898

SGS SA (Registered)	10	25,847

		344,265

Taiwan — 1.6%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	561	47,021

United Kingdom — 13.2%

Diageo plc	1,539	49,742

GlaxoSmithKline plc	2,863	47,813

Legal & General Group plc	11,017	26,414

Linde plc	147	32,161

London Stock Exchange Group plc	257	27,753

Persimmon plc	919	27,831

Prudential plc	1,976	24,166

Reckitt Benckiser Group plc	409	36,031

RELX plc	1,652	32,689

Smith & Nephew plc	1,306	22,675

Unilever plc	1,020	58,140

		385,415

United States — 1.1%

Ferguson plc	336	33,395

Total Common Stocks (Cost $2,162,316)		2,882,560

Short-Term Investments — 2.1%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (d) (e) (Cost $40,184)	40,159	40,182

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	17,995	17,997

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (d) (e)	2,359	2,359

Total Investment of Cash Collateral from Securities loaned (Cost $20,356)		20,356

Total Short-Term Investments (Cost $60,540)		60,538

Total Investments — 100.4% (Cost $2,222,856)		2,943,098
Liabilities in Excess of Other Assets — (0.4)%		(12,176)

NET ASSETS — 100.0%		2,930,922

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	8.6%

Insurance	7.7

Machinery	7.6

Banks	6.3

Semiconductors & Semiconductor Equipment	5.1

Personal Products	4.8

Textiles, Apparel & Luxury Goods	4.3

Electrical Equipment	3.8

Beverages	3.8

Food Products	3.6

Professional Services	3.4

Chemicals	3.4

Capital Markets	3.1

Household Durables	3.1

Health Care Equipment & Supplies	3.1

Metals & Mining	2.6

Internet & Direct Marketing Retail	2.6

Electric Utilities	2.4

Electronic Equipment, Instruments & Components	2.1

Technology Hardware, Storage & Peripherals	1.5

Building Products	1.4

Software	1.3

Household Products	1.2

IT Services	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INDUSTRY	PERCENTAGE

Hotels, Restaurants & Leisure	1.2%

Construction Materials	1.1

Interactive Media & Services	1.1

Trading Companies & Distributors	1.1

Life Sciences Tools & Services	1.0

Real Estate Management & Development	1.0

Others (each less than 1.0%)	3.4

Short-Term Investments	2.1

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $19,188,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Australia — 2.0%

BHP Group plc	2,846	55,135

Belgium — 1.2%

KBC Group NV	677	33,462

Canada — 6.4%

Alimentation Couche-Tard, Inc., Class B	1,322	40,710

Canadian National Railway Co.	510	50,628

Canadian Pacific Railway Ltd.	160	47,946

Toronto-Dominion Bank (The)	898	39,636

		178,920

China — 12.0%

Alibaba Group Holding Ltd.*	3,347	126,826

Ping An Insurance Group Co. of China Ltd., Class H	7,866	81,332

Tencent Holdings Ltd.	1,675	127,964

		336,122

Denmark — 2.1%

Novo Nordisk A/S, Class B	941	60,019

Finland — 1.6%

Kone OYJ, Class B	580	46,185

France — 4.3%

LVMH Moet Hennessy Louis Vuitton SE	136	63,603

Schneider Electric SE	463	56,211

		119,814

Germany — 7.1%

Allianz SE (Registered)	312	54,944

Delivery Hero SE* (a) (b)	464	53,210

SAP SE	456	48,656

Vonovia SE	677	43,206

		200,016

Hong Kong — 4.7%

AIA Group Ltd.	9,488	90,297

Hong Kong Exchanges & Clearing Ltd.	836	40,070

		130,367

India — 3.7%

HDFC Bank Ltd., ADR*	1,817	104,355

Indonesia — 1.4%

Bank Central Asia Tbk. PT	20,392	40,123

Japan — 5.4%

Keyence Corp.	116	52,689

SMC Corp.	72	38,403

Sony Corp.	726	60,516

		151,608

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 2.3%

ASML Holding NV	181	65,626

South Korea — 3.3%

Samsung Electronics Co. Ltd.	1,836	92,295

Spain — 3.1%

Cellnex Telecom SA (b)	538	34,530

Iberdrola SA	4,406	52,019

		86,549

Sweden — 2.9%

Atlas Copco AB, Class A (a)	991	43,760

Svenska Handelsbanken AB, Class A*	4,570	37,029

		80,789

Switzerland — 10.8%

LafargeHolcim Ltd. (Registered)*	1,187	50,950

Lonza Group AG (Registered)	72	43,662

Nestle SA (Registered)	928	104,327

Roche Holding AG	198	63,488

SGS SA (Registered)	16	39,860

		302,287

Taiwan — 4.7%

Sea Ltd., ADR*	251	39,603

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,083	90,809

		130,412

United Kingdom — 17.8%

Diageo plc	1,960	63,352

GlaxoSmithKline plc	3,202	53,476

InterContinental Hotels Group plc	731	37,155

Legal & General Group plc	17,336	41,565

Linde plc	258	56,507

London Stock Exchange Group plc	382	41,131

Persimmon plc	1,448	43,852

Reckitt Benckiser Group plc	450	39,669

RELX plc	2,161	42,757

Unilever NV (a)	1,395	78,658

		498,122

United States — 1.6%

Ferguson plc	449	44,546

Total Common Stocks (Cost $2,393,208)		2,756,752

Short-Term Investments — 4.3%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $41,456)	41,427	41,452

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 2.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	70,229	70,236

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	8,292	8,292

Total Investment of Cash Collateral from Securities Loaned (Cost $78,528)		78,528

Total Short-Term Investments (Cost $119,984)		119,980

Total Investments — 102.7% (Cost $2,513,192)		2,876,732
Liabilities in Excess of Other Assets — (2.7)%		(75,062)

NET ASSETS — 100.0%		2,801,670

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	9.3%

Banks	8.9

Internet & Direct Marketing Retail	6.3

Pharmaceuticals	6.2

Semiconductors & Semiconductor Equipment	5.4

Machinery	4.5

Interactive Media & Services	4.4

Household Durables	3.6

Food Products	3.6

Road & Rail	3.4

Technology Hardware, Storage & Peripherals	3.2

Professional Services	2.9

Capital Markets	2.8

Personal Products	2.7

Textiles, Apparel & Luxury Goods	2.2

Beverages	2.2

Chemicals	2.0

Electrical Equipment	2.0

Metals & Mining	1.9

Electronic Equipment, Instruments & Components	1.8

Electric Utilities	1.8

Construction Materials	1.8

Software	1.7

INDUSTRY	PERCENTAGE

Trading Companies & Distributors	1.5%

Life Sciences Tools & Services	1.5

Real Estate Management & Development	1.5

Food & Staples Retailing	1.4

Household Products	1.4

Entertainment	1.4

Hotels, Restaurants & Leisure	1.3

Diversified Telecommunication Services	1.2

Short-Term Investments	4.2

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
PT	Limited liability company

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $73,681,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 90.6%

Australia — 5.2%

Australia & New Zealand Banking Group Ltd.	40	532

BHP Group Ltd.	46	1,097

Commonwealth Bank of Australia	9	426

CSL Ltd.	5	933

Dexus, REIT	60	363

Goodman Group, REIT	59	769

GPT Group (The), REIT	23	64

Macquarie Group Ltd.	1	132

National Australia Bank Ltd.	9	113

Newcrest Mining Ltd.	8	157

Rio Tinto Ltd.	18	1,153

Rio Tinto plc	6	348

Wesfarmers Ltd.	6	209

Westpac Banking Corp.	50	634

Woolworths Group Ltd.	8	210

		7,140

Austria — 0.4%

Erste Group Bank AG	24	492

Belgium — 0.1%

KBC Group NV	4	175

China — 0.7%

BOC Hong Kong Holdings Ltd.	50	137

Prosus NV*	8	767

		904

Denmark — 2.9%

Carlsberg A/S, Class B	5	651

Chr Hansen Holding A/S	2	169

Novo Nordisk A/S, Class B	33	2,087

Orsted A/S (a)	7	1,071

		3,978

Finland — 0.4%

Nokia OYJ*	63	212

UPM-Kymmene OYJ	12	345

		557

France — 9.9%

Accor SA*	10	258

Air Liquide SA	8	1,168

Airbus SE*	11	780

Alstom SA*	13	586

AXA SA	17	275

BNP Paribas SA*	26	905

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Capgemini SE	7	841

Kering SA	1	509

L’Oreal SA	3	825

LVMH Moet Hennessy Louis Vuitton SE	4	1,773

Orange SA	49	548

Pernod Ricard SA	1	173

Safran SA*	8	825

Sanofi	11	974

Schneider Electric SE	12	1,474

Thales SA	3	183

TOTAL SE	30	905

Vinci SA	8	642

		13,644

Germany — 9.1%

adidas AG*	4	1,169

Allianz SE (Registered)	7	1,185

BASF SE	4	232

Bayer AG (Registered)	8	385

Brenntag AG	4	238

Daimler AG (Registered)	4	200

Deutsche Boerse AG	2	255

Deutsche Post AG (Registered)	21	912

Deutsche Telekom AG (Registered)	67	1,015

Deutsche Wohnen SE	4	198

Henkel AG & Co. KGaA (Preference)	3	246

Infineon Technologies AG	38	1,056

Merck KGaA	2	232

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2	517

RWE AG	21	786

SAP SE	15	1,585

Siemens AG (Registered)	9	1,010

Siemens Energy AG*	5	112

Volkswagen AG (Preference)	5	709

Vonovia SE	8	515

		12,557

Hong Kong — 2.2%

AIA Group Ltd.	157	1,492

CK Asset Holdings Ltd.	49	225

CLP Holdings Ltd.	19	171

Hong Kong Exchanges & Clearing Ltd.	19	925

Sun Hung Kai Properties Ltd.	13	167

		2,980

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Ireland — 0.7%

CRH plc	16	558

Kerry Group plc, Class A	2	227

Kingspan Group plc	2	178

		963

Italy — 1.4%

Enel SpA	57	457

FinecoBank Banca Fineco SpA*	53	725

Snam SpA	153	748

		1,930

Japan — 25.1%

Advantest Corp.	3	191

Asahi Group Holdings Ltd.	14	427

Asahi Kasei Corp.	48	419

Bridgestone Corp.	7	218

Central Japan Railway Co.	5	580

Daicel Corp.	27	191

Daiichi Sankyo Co. Ltd.	13	351

Daikin Industries Ltd.	6	1,085

Daiwa House Industry Co. Ltd.	13	342

Denso Corp.	10	471

Electric Power Development Co. Ltd.	19	258

ENEOS Holdings, Inc.	132	444

Fast Retailing Co. Ltd.	1	349

Hitachi Ltd.	28	940

Honda Motor Co. Ltd.	12	277

Hoya Corp.	10	1,072

ITOCHU Corp.	22	528

Japan Airlines Co. Ltd.	15	269

Japan Tobacco, Inc.	11	215

Kao Corp.	13	911

Keyence Corp.	4	1,588

Konami Holdings Corp.	10	387

Kubota Corp.	28	485

Kyowa Kirin Co. Ltd.	17	420

Mabuchi Motor Co. Ltd.	6	252

Marui Group Co. Ltd.	19	334

Mitsubishi Corp.	41	919

Mitsubishi UFJ Financial Group, Inc.	140	551

Mitsui Fudosan Co. Ltd.	22	373

Murata Manufacturing Co. Ltd.	11	764

Nabtesco Corp.	10	374

Nichirei Corp.	7	171

Nidec Corp.	5	465

Nintendo Co. Ltd.	2	1,298

Nippon Express Co. Ltd.	7	393

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Nippon Telegraph & Telephone Corp.	31	642

Nitori Holdings Co. Ltd.	4	884

Nomura Research Institute Ltd.	16	469

Ono Pharmaceutical Co. Ltd.	19	542

ORIX Corp.	34	395

Otsuka Corp.	12	547

Otsuka Holdings Co. Ltd.	1	19

Panasonic Corp.	20	182

Recruit Holdings Co. Ltd.	7	255

Renesas Electronics Corp.*	23	188

Seven & i Holdings Co. Ltd.	14	410

Shimadzu Corp.	14	403

Shin-Etsu Chemical Co. Ltd.	6	748

Shiseido Co. Ltd.	8	471

SMC Corp.	1	532

SoftBank Group Corp.	9	560

Sony Corp.	16	1,351

Square Enix Holdings Co. Ltd.	8	482

Sumitomo Electric Industries Ltd.	22	241

Sumitomo Metal Mining Co. Ltd.	17	535

Sumitomo Mitsui Financial Group, Inc.	31	864

Sumitomo Realty & Development Co. Ltd.	13	345

Suzuki Motor Corp.	9	391

T&D Holdings, Inc.	33	330

Takeda Pharmaceutical Co. Ltd.	4	111

Tokio Marine Holdings, Inc.	20	894

Tokyo Electron Ltd.	2	617

Tokyo Gas Co. Ltd.	8	172

Tokyu Corp.	27	325

Toyota Motor Corp.	29	1,910

West Japan Railway Co.	5	210

Yamato Holdings Co. Ltd.	5	135

		34,472

Luxembourg — 0.2%

ArcelorMittal SA*	16	214

Netherlands — 5.1%

Akzo Nobel NV	10	996

ASML Holding NV	6	2,345

Heineken NV	3	285

ING Groep NV	83	569

Koninklijke Ahold Delhaize NV	16	438

Koninklijke KPN NV	214	578

Koninklijke Philips NV*	5	241

NN Group NV	17	594

Royal Dutch Shell plc, Class A	40	502

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except number of contracts)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Netherlands—continued

Royal Dutch Shell plc, Class B	17		205

Wolters Kluwer NV	3		258

			7,011

Norway — 0.5%

Telenor ASA	43		658

Singapore — 0.7%

DBS Group Holdings Ltd.	44		655

Oversea-Chinese Banking Corp. Ltd.	33		203

United Overseas Bank Ltd.	7		103

			961

Spain — 2.2%

Banco Bilbao Vizcaya Argentaria SA	96		277

Banco Santander SA	146		292

Iberdrola SA	146		1,724

Industria de Diseno Textil SA	27		660

Telefonica SA	37		122

			3,075

Sweden — 2.1%

Atlas Copco AB, Class A	8		335

Lundin Energy AB	20		380

SKF AB, Class B	32		648

Svenska Handelsbanken AB, Class A *	93		751

Volvo AB, Class B *	36		708

			2,822

Switzerland — 10.3%

Adecco Group AG (Registered)	7		326

Cie Financiere Richemont SA (Registered)	4		271

Credit Suisse Group AG (Registered)	43		408

Givaudan SA (Registered)	—	(b)	188

LafargeHolcim Ltd. (Registered) *	12		536

Lonza Group AG (Registered)	2		1,241

Nestle SA (Registered)	36		4,049

Novartis AG (Registered)	33		2,597

Roche Holding AG	10		3,236

Swiss Re AG	8		561

UBS Group AG (Registered)	23		271

Zurich Insurance Group AG	1		490

			14,174

United Kingdom — 11.0%

3i Group plc	76		955

AstraZeneca plc	9		948

Barratt Developments plc	29		182

Beazley plc	67		255

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

BP plc	369	942

British American Tobacco plc	23	721

CK Hutchison Holdings Ltd.	37	224

DCC plc	2	108

Diageo plc	43	1,400

GlaxoSmithKline plc	46	774

HSBC Holdings plc	120	501

InterContinental Hotels Group plc	14	688

Lloyds Banking Group plc	1,684	613

London Stock Exchange Group plc	4	476

M&G plc	109	207

Persimmon plc	6	191

Prudential plc	42	511

Reckitt Benckiser Group plc	12	1,052

RELX plc	42	830

Standard Chartered plc	117	534

Taylor Wimpey plc	379	519

Tesco plc	276	735

Unilever NV	29	1,646

Whitbread plc	6	154

		15,166

United States — 0.4%

Ferguson plc	6	566

Total Common Stocks (Cost $122,221)		124,439

	NO. OF CONTRACTS

Options Purchased — 4.4%

Put Options Purchased — 4.4%

United States — 4.4%

MSCI EAFE Index 12/18/2020 at USD 1,810.00, European Style Notional Amount: USD 139,256 Exchange-Traded * (Cost $3,594)	739	5,997

	SHARES (000)
Short-Term Investments — 4.8%

Investment Companies — 4.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (c) (d) (Cost $6,584)	6,584	6,584

Total Investments — 99.8% (Cost $132,399)		137,020

Other Assets Less Liabilities — 0.2%		248

NET ASSETS — 100.0%		137,268

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	9.2%

Banks	7.3

Insurance	5.2

Index Funds	4.4

Food Products	3.2

Semiconductors & Semiconductor Equipment	3.2

Chemicals	3.0

Personal Products	2.8

Textiles, Apparel & Luxury Goods	2.7

Electronic Equipment, Instruments & Components	2.7

Machinery	2.7

Diversified Telecommunication Services	2.6

Metals & Mining	2.6

Automobiles	2.5

Capital Markets	2.5

Electric Utilities	2.5

Oil, Gas & Consumable Fuels	2.5

Beverages	2.1

Household Durables	1.8

Electrical Equipment	1.7

Trading Companies & Distributors	1.6

Entertainment	1.6

Real Estate Management & Development	1.6

Specialty Retail	1.4

INDUSTRY	PERCENTAGE

IT Services	1.3%

Food & Staples Retailing	1.3

Aerospace & Defense	1.3

Professional Services	1.2

Software	1.2

Road & Rail	1.1

Industrial Conglomerates	1.0

Health Care Equipment & Supplies	1.0

Others (each less than 1.0%)	12.4

Short-Term Investments	4.8

Abbreviations

EAFE	Europe, Australasia and Far East
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

FTSE 100 Index	5	12/2020	GBP	361	(32)

MSCI EAFE E-Mini Index	29	12/2020	USD	2,588	(133)

SPI 200 Index	39	12/2020	AUD	4,072	40

					(125)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except number of contracts)

Abbreviations

AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of October 31, 2020:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	739	USD 139,256	USD 1,990.00	12/18/2020	(231)

Written Put Options Contracts as of October 31, 2020:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	739	USD 139,256	USD 1,520.00	12/18/2020	(1,108)

Total Written Options Contracts (Premiums Received $3,066)						(1,339)

Abbreviations

EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Australia — 5.6%

Australia & New Zealand Banking Group Ltd.	1,527	20,271

BHP Group Ltd.	1,740	41,699

Commonwealth Bank of Australia	333	16,154

CSL Ltd.	175	35,355

Dexus, REIT	2,274	13,759

Goodman Group, REIT	2,266	29,323

GPT Group (The), REIT	863	2,445

Macquarie Group Ltd.	60	5,336

National Australia Bank Ltd.	351	4,594

Newcrest Mining Ltd.	281	5,817

Rio Tinto Ltd.	672	43,745

Rio Tinto plc	239	13,540

Wesfarmers Ltd.	242	7,834

Westpac Banking Corp.	1,902	24,072

Woolworths Group Ltd.	294	7,900

		271,844

Austria — 0.4%

Erste Group Bank AG	916	18,821

Belgium — 0.1%

KBC Group NV	134	6,610

China — 0.7%

BOC Hong Kong Holdings Ltd.	1,856	5,155

Prosus NV*	288	28,722

		33,877

Denmark — 3.1%

Carlsberg A/S, Class B	194	24,574

Chr Hansen Holding A/S (a)	54	5,411

Novo Nordisk A/S, Class B	1,249	79,624

Orsted A/S (b)	256	40,671

		150,280

Finland — 0.4%

Nokia OYJ*	2,401	8,093

UPM-Kymmene OYJ	470	13,285

		21,378

France — 10.7%

Accor SA* (a)	385	9,812

Air Liquide SA	305	44,572

Airbus SE* (a)	407	29,805

Alstom SA*	496	22,162

AXA SA	654	10,495

BNP Paribas SA*	993	34,614

Capgemini SE	278	32,046

Kering SA	32	19,252

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

L’Oreal SA	97	31,200

LVMH Moet Hennessy Louis Vuitton SE	146	68,423

Orange SA	1,867	20,970

Pernod Ricard SA	40	6,503

Safran SA*	299	31,525

Sanofi	421	38,042

Schneider Electric SE	465	56,465

Thales SA	107	6,991

TOTAL SE	1,140	34,528

Vinci SA	312	24,645

		522,050

Germany — 9.8%

adidas AG*	151	45,003

Allianz SE (Registered)	256	45,011

BASF SE	165	9,036

Bayer AG (Registered)	317	14,879

Brenntag AG	151	9,628

Daimler AG (Registered)	145	7,516

Deutsche Boerse AG	68	9,957

Deutsche Post AG (Registered)	793	35,176

Deutsche Telekom AG (Registered)	2,543	38,655

Deutsche Wohnen SE	150	7,555

Henkel AG & Co. KGaA (Preference)	86	8,412

Infineon Technologies AG	1,378	38,356

Merck KGaA	59	8,721

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	82	19,285

RWE AG	800	29,604

SAP SE	571	60,883

Siemens AG (Registered)	330	38,679

Siemens Energy AG*	195	4,274

Volkswagen AG (Preference)	186	27,056

Vonovia SE	304	19,423

		477,109

Hong Kong — 2.3%

AIA Group Ltd.	5,907	56,220

CK Asset Holdings Ltd.	1,737	8,064

CLP Holdings Ltd.	649	5,980

Hong Kong Exchanges & Clearing Ltd.	709	33,970

Sun Hung Kai Properties Ltd.	487	6,268

		110,502

Ireland — 0.8%

CRH plc	614	21,491

Kerry Group plc, Class A	72	8,546

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Ireland — continued

Kingspan Group plc	77	6,671

		36,708

Italy — 1.5%

Enel SpA	2,237	17,785

FinecoBank Banca Fineco SpA* (a)	2,021	27,745

Snam SpA (a)	5,759	28,080

		73,610

Japan — 26.7%

Advantest Corp.	122	7,090

Asahi Group Holdings Ltd.	497	15,378

Asahi Kasei Corp.	1,818	15,751

Bridgestone Corp.	242	7,885

Central Japan Railway Co.	159	19,178

Daicel Corp.	1,013	7,229

Daiichi Sankyo Co. Ltd.	498	13,152

Daikin Industries Ltd.	205	38,342

Daiwa House Industry Co. Ltd.	485	12,741

Denso Corp.	383	17,837

Electric Power Development Co. Ltd.	722	9,758

ENEOS Holdings, Inc.	4,976	16,789

Fast Retailing Co. Ltd.	22	14,997

Hitachi Ltd.	1,068	35,983

Honda Motor Co. Ltd.	426	10,086

Hoya Corp.	342	38,597

ITOCHU Corp.	831	19,962

Japan Airlines Co. Ltd.	580	10,130

Japan Tobacco, Inc.	392	7,377

Kao Corp.	486	34,610

Keyence Corp.	121	55,049

Konami Holdings Corp.	374	14,649

Kubota Corp.	1,052	18,280

Kyowa Kirin Co. Ltd.	635	15,764

Mabuchi Motor Co. Ltd.	219	9,025

Marui Group Co. Ltd.	681	12,298

Mitsubishi Corp.	1,539	34,335

Mitsubishi UFJ Financial Group, Inc.	5,239	20,652

Mitsui Fudosan Co. Ltd.	833	14,175

Murata Manufacturing Co. Ltd.	410	28,781

Nabtesco Corp.	373	13,938

Nichirei Corp.	251	6,335

Nidec Corp.	171	17,271

Nintendo Co. Ltd.	91	49,311

Nippon Express Co. Ltd.	263	14,771

Nippon Telegraph & Telephone Corp.	1,427	30,022

Nitori Holdings Co. Ltd.	158	32,437

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Nomura Research Institute Ltd.	596	17,563

Ono Pharmaceutical Co. Ltd.	713	20,350

ORIX Corp.	1,272	14,875

Otsuka Corp.	527	24,226

Otsuka Holdings Co. Ltd.	142	5,252

Panasonic Corp.	699	6,456

Recruit Holdings Co. Ltd.	248	9,444

Renesas Electronics Corp.*	854	7,049

Seven & i Holdings Co. Ltd.	502	15,249

Shimadzu Corp.	536	15,320

Shin-Etsu Chemical Co. Ltd.	213	28,436

Shiseido Co. Ltd.	286	17,718

SMC Corp.	39	20,744

SoftBank Group Corp.	315	20,530

Sony Corp.	609	50,785

Square Enix Holdings Co. Ltd.	318	18,483

Sumitomo Electric Industries Ltd.	822	9,079

Sumitomo Metal Mining Co. Ltd.	644	20,002

Sumitomo Mitsui Financial Group, Inc.	1,159	32,086

Sumitomo Realty & Development Co. Ltd.	488	13,051

Suzuki Motor Corp.	346	14,843

T&D Holdings, Inc.	1,229	12,279

Takeda Pharmaceutical Co. Ltd.	138	4,258

Tokio Marine Holdings, Inc.	748	33,432

Tokyo Electron Ltd.	89	23,835

Tokyo Gas Co. Ltd.	278	6,304

Tokyu Corp.	1,025	12,166

Toyota Motor Corp.	1,084	71,175

West Japan Railway Co.	162	6,945

Yamato Holdings Co. Ltd.	181	4,796

		1,296,696

Luxembourg — 0.2%

ArcelorMittal SA*	614	8,329

Malta — 0.0% (c)

BGP Holdings plc*‡	449	1

Netherlands — 5.4%

Akzo Nobel NV	396	38,137

ASML Holding NV	236	85,473

Heineken NV	123	10,909

ING Groep NV	3,178	21,769

Koninklijke Ahold Delhaize NV	602	16,515

Koninklijke KPN NV	8,085	21,837

Koninklijke Philips NV*	200	9,284

NN Group NV	642	22,336

Royal Dutch Shell plc, Class A	1,525	19,184

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Netherlands — continued

Royal Dutch Shell plc, Class B	657	7,920

Wolters Kluwer NV	120	9,693

		263,057

Norway — 0.6%

Telenor ASA	1,736	26,829

Singapore — 0.7%

DBS Group Holdings Ltd.	1,649	24,570

Oversea-Chinese Banking Corp. Ltd.	1,236	7,623

United Overseas Bank Ltd.	276	3,836

		36,029

Spain — 2.4%

Banco Bilbao Vizcaya Argentaria SA	3,559	10,269

Banco Santander SA	5,582	11,177

Iberdrola SA	5,567	65,737

Industria de Diseno Textil SA (a)	1,041	25,693

Telefonica SA	1,487	4,837

		117,713

Sweden — 2.2%

Atlas Copco AB, Class A	287	12,689

Lundin Energy AB (a)	766	14,638

SKF AB, Class B	1,207	24,701

Svenska Handelsbanken AB, Class A*	3,544	28,715

Volvo AB, Class B*	1,376	26,738

		107,481

Switzerland — 11.1%

Adecco Group AG (Registered)	260	12,768

Cie Financiere Richemont SA (Registered)	168	10,511

Credit Suisse Group AG (Registered)	1,653	15,587

Givaudan SA (Registered)	2	7,161

LafargeHolcim Ltd. (Registered)*	484	20,771

Lonza Group AG (Registered)	77	46,879

Nestle SA (Registered)	1,370	154,108

Novartis AG (Registered)	1,255	97,808

Roche Holding AG	384	123,268

Swiss Re AG (a)	299	21,455

UBS Group AG (Registered)	878	10,222

Zurich Insurance Group AG	56	18,552

		539,090

United Kingdom — 11.9%

3i Group plc	2,949	36,829

AstraZeneca plc	360	36,194

Barratt Developments plc	1,135	7,097

Beazley plc	2,352	8,967

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

BP plc	14,130	36,040

British American Tobacco plc	898	28,447

CK Hutchison Holdings Ltd.	1,391	8,399

DCC plc	63	4,080

Diageo plc	1,671	53,996

GlaxoSmithKline plc	1,795	29,974

HSBC Holdings plc	4,527	18,972

InterContinental Hotels Group plc	500	25,388

Lloyds Banking Group plc	64,243	23,391

London Stock Exchange Group plc	166	17,897

M&G plc	4,235	8,055

Persimmon plc	239	7,239

Prudential plc	1,595	19,513

Reckitt Benckiser Group plc	447	39,371

RELX plc	1,605	31,767

Standard Chartered plc	4,455	20,359

Taylor Wimpey plc	14,430	19,771

Tesco plc	10,510	27,972

Unilever NV (a)	1,120	63,159

Whitbread plc	223	6,204

		579,081

United States — 0.5%

Ferguson plc	218	21,658

Total Common Stocks (Cost $4,657,260)		4,718,753

Short-Term Investments — 5.1%

Investment Companies — 3.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (d) (e) (Cost $160,816)	160,800	160,896

Investment of Cash Collateral from Securities loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	77,348	77,355

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (d) (e)	10,220	10,220

Total Investment of Cash Collateral from Securities loaned (Cost $87,577)		87,575

Total Short-Term Investments (Cost $248,393)		248,471

Total Investments — 102.2% (Cost $4,905,653)		4,967,224
Liabilities in Excess of Other Assets — (2.2)%		(104,875)

NET ASSETS — 100.0%		4,862,349

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	9.8%

Banks	7.7

Insurance	5.4

Food Products	3.4

Semiconductors & Semiconductor Equipment	3.3

Chemicals	3.1

Personal Products	3.0

Textiles, Apparel & Luxury Goods	2.9

Diversified Telecommunication Services	2.9

Machinery	2.8

Electronic Equipment, Instruments & Components	2.7

Metals & Mining	2.7

Automobiles	2.6

Electric Utilities	2.6

Capital Markets	2.6

Oil, Gas & Consumable Fuels	2.6

Beverages	2.2

Household Durables	1.8

Electrical Equipment	1.7

Trading Companies & Distributors	1.7

Entertainment	1.7

Real Estate Management & Development	1.6

IT Services	1.5

Specialty Retail	1.5

Aerospace & Defense	1.4

Food & Staples Retailing	1.4

Professional Services	1.3

INDUSTRY	PERCENTAGE

Software	1.2%

Road & Rail	1.1

Industrial Conglomerates	1.0

Health Care Equipment & Supplies	1.0

Household Products	1.0

Others (each less than 1.0%)	11.8

Short-Term Investments	5.0

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $82,369,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
SPI 200 Index	1,437	12/2020	AUD	150,045	890

Abbreviations

AUD	Australian Dollar
SPI	Australian Securities Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Australia — 7.1%

AGL Energy Ltd.	65	566

Alumina Ltd.	319	322

Ampol Ltd.	17	313

Australia & New Zealand Banking Group Ltd.	137	1,824

Beach Energy Ltd.	324	269

BHP Group Ltd.	222	5,319

BlueScope Steel Ltd.	48	499

CSR Ltd.	97	300

Fortescue Metals Group Ltd.	118	1,442

Harvey Norman Holdings Ltd. (a)	148	462

JB Hi-Fi Ltd.	12	396

Macquarie Group Ltd.	17	1,508

Metcash Ltd.	142	295

Origin Energy Ltd.	165	465

Qantas Airways Ltd.	120	352

Rio Tinto plc	56	3,189

South32 Ltd.	466	665

Super Retail Group Ltd.	65	509

Worley Ltd.	42	280

		18,975

Austria — 1.1%

ams AG*	14	306

ANDRITZ AG	13	433

BAWAG Group AG (b)	15	552

Erste Group Bank AG	26	532

Raiffeisen Bank International AG*	25	363

Telekom Austria AG	62	415

Vienna Insurance Group AG Wiener Versicherung Gruppe	17	338

		2,939

Belgium — 1.4%

Ageas SA	21	860

Bekaert SA	20	423

bpost SA	58	515

KBC Group NV	21	1,046

Orange Belgium SA	23	381

Sofina SA	1	294

Telenet Group Holding NV	9	361

		3,880

Brazil — 0.2%

Yara International ASA	18	639

China — 0.5%

BOC Hong Kong Holdings Ltd.	331	919

Yangzijiang Shipbuilding Holdings Ltd.	545	367

		1,286

INVESTMENTS	SHARES (000)		VALUE ($000)

Denmark — 1.6%

AP Moller—Maersk A/S, Class B	—	(c)	450

H+H International A/S, Class B*	25		485

Jyske Bank A/S (Registered)*	12		345

Matas A/S*	40		448

Pandora A/S	5		407

Scandinavian Tobacco Group A/S (b)	39		554

Solar A/S, Class B	9		437

Spar Nord Bank A/S*	46		394

Sydbank A/S*	24		410

TCM Group A/S * (b)	24		463

			4,393

Finland — 2.2%

Cargotec OYJ, Class B	13		438

Caverion OYJ	42		277

Fortum OYJ	22		407

Kemira OYJ	30		370

Konecranes OYJ	14		440

Nordea Bank Abp	211		1,586

Sanoma OYJ	21		316

TietoEVRY OYJ	11		268

UPM-Kymmene OYJ	32		903

Uponor OYJ	22		417

Valmet OYJ	19		455

			5,877

France — 8.0%

Arkema SA	5		502

Atos SE*	9		644

AXA SA	100		1,601

BNP Paribas SA*	60		2,110

Carrefour SA	48		750

Cie de Saint-Gobain*	36		1,403

Cie Generale des Etablissements Michelin SCA	10		1,036

CNP Assurances*	32		358

Coface SA*	43		337

Credit Agricole SA*	96		757

Eutelsat Communications SA	30		307

Faurecia SE*	19		702

Fnac Darty SA*	9		401

Groupe Crit*	9		532

IPSOS	19		466

Kaufman & Broad SA	9		312

Metropole Television SA*	34		369

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
France — continued

Peugeot SA*	50	903

Publicis Groupe SA	21	732

Quadient SA	28	359

Rexel SA*	34	354

Sopra Steria Group*	3	350

SPIE SA	27	418

Tarkett SA*	32	390

Television Francaise 1*	59	344

TOTAL SE	110	3,324

Valeo SA	19	581

Veolia Environnement SA	39	733

Vicat SA	8	250

		21,325

Germany — 9.8%

1&1 Drillisch AG	14	293

Allianz SE (Registered)	20	3,481

Aurubis AG	8	484

Bayerische Motoren Werke AG	19	1,322

CECONOMY AG*	62	274

Continental AG	7	766

Daimler AG (Registered)	42	2,151

Deutsche Post AG (Registered)	47	2,069

Deutsche Telekom AG (Registered)	172	2,617

DWS Group GmbH & Co. KGaA * (b)	10	350

Freenet AG	22	390

Fresenius SE & Co. KGaA	29	1,085

HeidelbergCement AG	13	726

HOCHTIEF AG	5	340

Hornbach Holding AG & Co. KGaA	5	480

JOST Werke AG (b)	16	583

Jungheinrich AG (Preference)	7	266

Kloeckner & Co. SE*	74	418

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,651

ProSiebenSat.1 Media SE*	28	314

Schaeffler AG (Preference)	51	310

Siemens AG (Registered)	33	3,924

Talanx AG	10	301

Volkswagen AG (Preference)	11	1,578

		26,173

Hong Kong — 2.5%

CK Asset Holdings Ltd.	199	922

CK Infrastructure Holdings Ltd.	90	422

Haitong International Securities Group Ltd.	1,484	338

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued

Hang Lung Properties Ltd.	221	538

Johnson Electric Holdings Ltd.	147	303

Kerry Properties Ltd.	151	371

Luk Fook Holdings International Ltd.	125	306

New World Development Co. Ltd.	145	692

Shun Tak Holdings Ltd.	976	286

Sun Hung Kai Properties Ltd.	78	1,004

Swire Properties Ltd.	167	448

VTech Holdings Ltd.	60	395

WH Group Ltd. (b)	775	610

		6,635

India — 0.1%

RHI Magnesita NV	9	307

Ireland — 0.2%

Smurfit Kappa Group plc	17	643

Italy — 2.3%

Anima Holding SpA (b)	109	409

Assicurazioni Generali SpA	67	902

Azimut Holding SpA	23	384

Intesa Sanpaolo SpA*	981	1,628

Mediobanca Banca di Credito Finanziario SpA	77	546

Poste Italiane SpA (b)	52	427

Telecom Italia SpA (a)	1,598	543

UniCredit SpA*	127	948

Unipol Gruppo SpA*	97	353

		6,140

Japan — 24.1%

77 Bank Ltd. (The)	28	394

Acom Co. Ltd.	103	461

Aiful Corp. * (a)	145	430

Aozora Bank Ltd.	24	388

Bridgestone Corp.	37	1,216

Brother Industries Ltd.	42	644

Chiba Bank Ltd. (The)	103	533

Concordia Financial Group Ltd.	155	511

Dai-ichi Life Holdings, Inc.	64	948

Daiwa Securities Group, Inc.	131	532

DIC Corp.	13	324

Dowa Holdings Co. Ltd.	11	321

ENEOS Holdings, Inc.	214	723

Fujitsu Ltd.	11	1,301

Fuyo General Lease Co. Ltd.	8	442

GS Yuasa Corp.	21	361

Gunma Bank Ltd. (The)	115	365

Hachijuni Bank Ltd. (The)	101	371

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Hirogin Holdings, Inc.	133	725

Hitachi Ltd.	33	1,109

Hokuriku Electric Power Co.	55	391

Honda Motor Co. Ltd.	82	1,928

Iida Group Holdings Co. Ltd.	23	411

ITOCHU Corp.	52	1,237

Itoham Yonekyu Holdings, Inc.	66	443

Iwatani Corp.	7	327

Iyo Bank Ltd. (The)	50	312

Japan Post Insurance Co. Ltd.	38	598

Japan Tobacco, Inc.	74	1,384

Kaken Pharmaceutical Co. Ltd.	6	252

Kamigumi Co. Ltd.	24	429

Kandenko Co. Ltd.	43	324

KDDI Corp.	89	2,416

Kinden Corp.	24	368

Kintetsu World Express, Inc.	14	304

K’s Holdings Corp.	43	554

Kyudenko Corp.	15	398

Kyushu Financial Group, Inc.	85	395

Mebuki Financial Group, Inc.	199	400

Medipal Holdings Corp.	24	431

Mitsubishi Corp.	49	1,087

Mitsubishi Gas Chemical Co., Inc.	23	412

Mitsubishi UFJ Financial Group, Inc.	614	2,420

Mitsui & Co. Ltd.	99	1,554

Mixi, Inc.	20	545

Mizuho Financial Group, Inc.	133	1,635

MS&AD Insurance Group Holdings, Inc.	25	692

Nichias Corp.	15	321

Nichiha Corp.	10	303

Nippon Light Metal Holdings Co. Ltd.	22	352

Nippon Telegraph & Telephone Corp.	82	1,716

Nippon Television Holdings, Inc.	29	305

Nomura Holdings, Inc.	214	957

Nomura Real Estate Holdings, Inc.	21	374

Obayashi Corp.	67	556

Open House Co. Ltd.	9	300

ORIX Corp.	100	1,164

Prima Meat Packers Ltd.	11	305

Rengo Co. Ltd.	38	293

Resona Holdings, Inc.	200	658

Sanwa Holdings Corp.	38	437

Sawai Pharmaceutical Co. Ltd.	6	275

SBI Holdings, Inc.	24	562

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Sekisui House Ltd.	47	787

Senko Group Holdings Co. Ltd.	45	402

Shizuoka Bank Ltd. (The)	95	641

SoftBank Corp.	144	1,676

Sompo Holdings, Inc.	24	911

Sony Corp.	8	675

Sumitomo Bakelite Co. Ltd.	11	317

Sumitomo Forestry Co. Ltd.	31	488

Sumitomo Mitsui Financial Group, Inc.	75	2,073

Sumitomo Mitsui Trust Holdings, Inc.	31	839

T&D Holdings, Inc.	68	677

Taiheiyo Cement Corp.	17	406

Taikisha Ltd.	12	299

Taisei Corp.	19	576

Teijin Ltd.	37	559

Toda Corp.	58	333

Tohoku Electric Power Co., Inc.	53	467

Tokuyama Corp.	26	579

Tokyo Steel Manufacturing Co. Ltd.	56	355

Tokyo Tatemono Co. Ltd.	26	298

Tosoh Corp.	39	639

Toyota Motor Corp.	91	5,954

Toyota Tsusho Corp.	20	547

TS Tech Co. Ltd.	12	338

Ube Industries Ltd.	17	294

Ulvac, Inc.	9	315

Yamaguchi Financial Group, Inc.	64	414

		64,483

Luxembourg — 0.4%

ArcelorMittal SA*	50	684

RTL Group SA	8	297

		981

Malta — 0.2%

Kindred Group plc, SDR	68	519

Netherlands — 4.7%

Arcadis NV*	14	315

ASR Nederland NV	17	527

Flow Traders (b)	10	336

ING Groep NV	222	1,518

Intertrust NV (b)	24	366

Koninklijke Ahold Delhaize NV	67	1,824

NIBC Holding NV (a) (b)	42	363

NN Group NV	28	960

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Netherlands — continued

PostNL NV*	122	405

Randstad NV*	17	859

Royal Dutch Shell plc, Class A	359	4,510

Signify NV* (b)	19	658

		12,641

Norway — 2.6%

DNB ASA	79	1,067

Equinor ASA	63	805

Europris ASA (b)	62	322

Fjordkraft Holding ASA (b)	47	389

Norsk Hydro ASA*	178	501

Norwegian Finans Holding ASA*	71	512

Olav Thon Eiendomsselskap ASA*	26	356

Selvaag Bolig ASA	100	499

SpareBank 1 Nord Norge	84	564

SpareBank 1 SMN	45	385

SpareBank 1 SR-Bank ASA	48	386

Storebrand ASA*	63	330

Telenor ASA	50	766

		6,882

Portugal — 0.1%

Sonae SGPS SA	481	284

Russia — 0.5%

Evraz plc	132	612

Polymetal International plc	29	620

		1,232

Singapore — 1.2%

DBS Group Holdings Ltd.	100	1,496

Oversea-Chinese Banking Corp. Ltd.	217	1,338

United Overseas Bank Ltd.	37	513

		3,347

South Africa — 0.6%

Anglo American plc	64	1,511

Spain — 1.9%

ACS Actividades de Construccion y Servicios SA	35	822

Banco Bilbao Vizcaya Argentaria SA	377	1,088

CaixaBank SA	307	561

ContourGlobal plc (b)	141	352

Enagas SA	24	510

Mediaset Espana Comunicacion SA*	101	338

INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued

Tecnicas Reunidas SA*	24	189

Telefonica SA	284	924

Unicaja Banco SA* (b)	567	363

		5,147

Sweden — 3.3%

Betsson AB*	54	408

Bilia AB, Class A	25	332

Bravida Holding AB (b)	25	285

Clas Ohlson AB, Class B*	44	390

Dustin Group AB (b)	61	385

Intrum AB	25	609

Inwido AB*	60	638

LeoVegas AB (b)	136	455

Lindab International AB	17	269

Mekonomen AB*	36	346

Nordic Waterproofing Holding A/S* (b)	28	388

Resurs Holding AB (b)	59	270

Scandi Standard AB*	46	313

Securitas AB, Class B* (a)	27	382

Skandinaviska Enskilda Banken AB, Class A*	131	1,126

Skanska AB, Class B	18	341

SKF AB, Class B	30	613

Svenska Handelsbanken AB, Class A*	110	895

Volvo AB, Class B*	15	293

		8,738

Switzerland — 7.3%

Adecco Group AG (Registered)	18	903

BKW AG	4	376

Credit Suisse Group AG (Registered)	107	1,006

Julius Baer Group Ltd.	10	425

LafargeHolcim Ltd. (Registered)*	31	1,330

Novartis AG (Registered)	95	7,410

Roche Holding AG	2	656

Sulzer AG (Registered)	5	362

Swiss Life Holding AG (Registered)*	3	953

Swisscom AG (Registered)	2	1,041

UBS Group AG (Registered)	202	2,349

Zurich Insurance Group AG	8	2,619

		19,430

Ukraine — 0.1%

Ferrexpo plc	165	408

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — 12.9%

3i Group plc	62	776

Aviva plc	290	967

Barclays plc	977	1,354

Barratt Developments plc	93	581

Bellway plc	11	342

Berkeley Group Holdings plc	11	604

BP plc	939	2,395

British American Tobacco plc	113	3,580

Close Brothers Group plc	21	297

Crest Nicholson Holdings plc	110	313

Dialog Semiconductor plc*	8	295

Dixons Carphone plc	223	278

Drax Group plc	155	594

Fiat Chrysler Automobiles NV*	81	989

GlaxoSmithKline plc	224	3,741

Halfords Group plc	144	449

Imperial Brands plc	75	1,185

Inchcape plc	89	569

ITV plc*	600	561

J Sainsbury plc	248	647

Just Group plc*	554	302

Keller Group plc	47	306

Kingfisher plc*	190	705

Legal & General Group plc	478	1,146

Lloyds Banking Group plc	3,695	1,345

M&G plc	318	606

Morgan Sindall Group plc	21	295

OneSavings Bank plc	99	394

Paragon Banking Group plc	78	301

Phoenix Group Holdings plc	48	416

Playtech plc	104	457

Premier Foods plc*	586	702

Prudential plc	148	1,814

Reach plc	365	497

Redrow plc	70	375

Royal Mail plc	153	452

ScS Group plc	125	309

Serco Group plc	220	368

Standard Chartered plc	188	861

TP ICAP plc	87	215

Tyman plc*	111	385

Vesuvius plc	81	417

Vistry Group plc	44	310

WPP plc	124	987

		34,482

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — 0.2%

Samsonite International SA* (b)	197	201

TI Fluid Systems plc (b)	180	447

		648

Total Common Stocks (Cost $305,104)		259,945

Short-Term Investments — 2.8%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (d) (e) (Cost $5,627)	5,623	5,627

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	1,000	1,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (d) (e)	956	956

Total Investment of Cash Collateral from Securities Loaned (Cost $1,956)		1,956

Total Short-Term Investments (Cost $7,583)		7,583

Total Investments — 99.9% (Cost $312,687)		267,528
Other Assets Less Liabilities — 0.1%		336

NET ASSETS — 100.0%		267,864

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	16.1%

Insurance	9.1

Metals & Mining	6.6

Automobiles	5.5

Oil, Gas & Consumable Fuels	4.9

Pharmaceuticals	4.6

Capital Markets	3.8

Diversified Telecommunication Services	3.0

Tobacco	2.5

Media	2.3

Specialty Retail	2.3

Real Estate Management & Development	2.2

Auto Components	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(amounts in thousands, except number of contracts)

INDUSTRY	PERCENTAGE

Household Durables	2.1%

Trading Companies & Distributors	2.1

Construction & Engineering	2.0

Wireless Telecommunication Services	1.9

Building Products	1.9

Machinery	1.7

Chemicals	1.7

Industrial Conglomerates	1.6

INDUSTRY	PERCENTAGE

Construction Materials	1.4%

Food & Staples Retailing	1.4

Air Freight & Logistics	1.4

Professional Services	1.0

IT Services	1.0

Others (each less than 1.0%)	11.0

Short-Term Investments	2.8

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGPS	Holding company

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $1,527,000.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	66	12/2020	EUR	2,275	(156)

FTSE 100 Index	16	12/2020	GBP	1,153	(57)

TOPIX Index	14	12/2020	JPY	2,132	(27)

					(240)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$10,924,060	$2,855,479		$433,774
Investments in affiliates, at value	313,818	12,125		2,182
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	129,621	18,088		2,662
Cash	264	60		100
Foreign currency, at value	1	202		—
Receivables:
Investment securities sold	—	—		4,481
Fund shares sold	35,641	5		7
Dividends from non-affiliates	4,303	3,368		77
Dividends from affiliates	14	—	(a)	—	(a)
Tax reclaims	320	50		3,628
Securities lending income (See Note 2.C.)	21	7		—	(a)

Total Assets	11,408,063	2,889,384		446,911

LIABILITIES:
Payables:
Investment securities purchased	—	—	(a)	4,721
Collateral received on securities loaned (See Note 2.C.)	129,621	18,088		2,662
Fund shares redeemed	30,428	23,812		249
Accrued liabilities:
Investment advisory fees	6,264	536		236
Administration fees	595	131		30
Distribution fees	170	—		23
Service fees	949	—		28
Custodian and accounting fees	871	122		2
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Deferred foreign capital gains tax	18,545	6,195		—
Other	395	158		132

Total Liabilities	187,838	49,042		8,083

Net Assets	$11,220,225	$2,840,342		$438,828

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$7,643,498	$2,594,498	$552,071
Total distributable earnings (loss)	3,576,727	245,844	(113,243)

Total Net Assets	$11,220,225	$2,840,342	$438,828

Net Assets:
Class A	$578,112	$—	$68,882
Class C	72,364	—	11,082
Class I	4,016,180	33	52,841
Class L	1,877,489	—	55,597
Class R2	414	—	—
Class R3	5,797	—	—
Class R4	2,962	—	—
Class R5	57,909	—	—
Class R6	4,608,998	2,840,309	250,426

Total	$11,220,225	$2,840,342	$438,828

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,863	—	3,183
Class C	2,056	—	580
Class I	107,571	2	2,391
Class L	49,879	—	2,484
Class R2	11	—	—
Class R3	160	—	—
Class R4	80	—	—
Class R5	1,542	—	—
Class R6	122,547	157,673	11,235

Net Asset Value (a):
Class A — Redemption price per share	$36.44	$—	$21.64
Class C — Offering price per share (b)	35.20	—	19.10
Class I — Offering and redemption price per share	37.34	18.11	22.10
Class L — Offering and redemption price per share	37.64	—	22.38
Class R2 — Offering and redemption price per share	36.06	—	—
Class R3 — Offering and redemption price per share	36.25	—	—
Class R4 — Offering and redemption price per share	37.20	—	—
Class R5 — Offering and redemption price per share	37.56	—	—
Class R6 — Offering and redemption price per share	37.61	18.01	22.29
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.46	$—	$22.84

Cost of investments in non-affiliates	$7,187,443	$2,526,600	$421,472
Cost of investments in affiliates	313,835	12,125	2,182
Cost of foreign currency	1	203	—
Investment securities on loan, at value (See Note 2.C.)	121,899	17,283	2,626
Cost of investment of cash collateral (See Note 2.C.)	129,634	18,089	2,662

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Advantage Fund	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
ASSETS:
Investments in non-affiliates, at value	$1,490,436	$2,882,560		$2,756,752
Investments in affiliates, at value	5,325	40,182		41,452
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	4,401	20,356		78,528
Cash	50	54		50
Foreign currency, at value	176	15,650		453
Deposits at broker for futures contracts	584	—		—
Receivables:
Investment securities sold	88	—		—
Fund shares sold	27	5,707		1,902
Dividends from non-affiliates	5,397	2,974		1,450
Dividends from affiliates	1	2		2
Tax reclaims	7,830	7,546		1,923
Securities lending income (See Note 2.C.)	5	3		3
Variation margin on futures contracts	15	—		—

Total Assets	1,514,335	2,975,034		2,882,515

LIABILITIES:
Payables:
Investment securities purchased	—	21,267		—
Collateral received on securities loaned (See Note 2.C.)	4,401	20,356		78,528
Fund shares redeemed	31	913		705
Accrued liabilities:
Investment advisory fees	600	1,121		1,257
Administration fees	48	82		34
Distribution fees	11	67		41
Service fees	10	103		90
Custodian and accounting fees	119	94		69
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Other	100	109		121

Total Liabilities	5,320	44,112		80,845

Net Assets	$1,509,015	$2,930,922		$2,801,670

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
NET ASSETS:
Paid-in-Capital	$1,816,846	$2,284,123	$2,600,157
Total distributable earnings (loss)	(307,831)	646,799	201,513

Total Net Assets	$1,509,015	$2,930,922	$2,801,670

Net Assets:
Class A	$5,976	$263,791	$135,527
Class C	778	9,358	15,463
Class I	21,640	339,416	372,068
Class R2	5,061	21,379	1,441
Class R5	—	6,970	2,772
Class R6	1,475,560	2,290,008	2,274,399

Total	$1,509,015	$2,930,922	$2,801,670

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	348	16,018	6,140
Class C	45	603	713
Class I	1,206	20,249	16,618
Class R2	299	1,311	66
Class R5	—	414	124
Class R6	83,533	136,222	101,552

Net Asset Value (a):
Class A — Redemption price per share	$17.20	$16.47	$22.07
Class C — Offering price per share (b)	17.44	15.53	21.68
Class I — Offering and redemption price per share	17.94	16.76	22.39
Class R2 — Offering and redemption price per share	16.91	16.31	21.85
Class R5 — Offering and redemption price per share	—	16.85	22.38
Class R6 — Offering and redemption price per share	17.66	16.81	22.40
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.15	$17.38	$23.30

Cost of investments in non-affiliates	$1,436,870	$2,162,316	$2,393,208
Cost of investments in affiliates	5,325	40,184	41,456
Cost of foreign currency	176	15,652	453
Investment securities on loan, at value (See Note 2.C.)	4,226	19,188	73,681
Cost of investment of cash collateral (See Note 2.C.)	4,401	20,356	78,528

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$124,439		$4,718,753	$259,945
Investments in affiliates, at value	6,584		160,896	5,627
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		87,575	1,956
Options purchased, at value	5,997		—	—
Cash	793		50	50
Foreign currency, at value	—		1,238	—
Deposits at broker for futures contracts	645		13,886	676
Deposits at broker for options contracts	228		—	—
Receivables:
Investment securities sold	2,744		50,349	983
Fund shares sold	91		3,790	386
Dividends from non-affiliates	291		13,192	1,045
Dividends from affiliates	—	(a)	9	1
Tax reclaims	234		12,211	2,187
Securities lending income (See Note 2.C.)	—		130	2
Due from adviser	39		—	—

Total Assets	142,085		5,062,079	272,858

LIABILITIES:
Payables:
Due to custodian	—		—	428
Foreign currency due to custodian, at value	1,290		—	349
Investment securities purchased	1,897		67,753	1,149
Collateral received on securities loaned (See Note 2.C.)	—		87,575	1,956
Fund shares redeemed	7		40,319	567
Variation margin on futures contracts	82		2,601	12
Outstanding options written, at fair value	1,339		—	—
Accrued liabilities:
Investment advisory fees	—		709	95
Administration fees	—		236	—
Distribution fees	—	(a)	12	31
Service fees	30		49	28
Custodian and accounting fees	58		137	32
Trustees’ and Chief Compliance Officer’s fees	1		2	—
Other	113		337	347

Total Liabilities	4,817		199,730	4,994

Net Assets	$137,268		$4,862,349	$267,864

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$145,322	$5,316,492	$392,149
Total distributable earnings (loss)	(8,054)	(454,143)	(124,285)

Total Net Assets	$137,268	$4,862,349	$267,864

Net Assets:
Class A	$1,573	$52,118	$125,744
Class C	115	—	4,202
Class I	135,542	472,455	26,805
Class L	—	—	5,585
Class R2	—	—	412
Class R5	19	—	77
Class R6	19	4,337,776	105,039

Total	$137,268	$4,862,349	$267,864

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	111	3,290	13,295
Class C	8	—	460
Class I	9,559	29,435	2,759
Class L	—	—	578
Class R2	—	—	44
Class R5	1	—	8
Class R6	2	271,140	10,916

Net Asset Value (a):
Class A — Redemption price per share	$14.12	$15.84	$9.46
Class C — Offering price per share (b)	14.06	—	9.14
Class I — Offering and redemption price per share	14.18	16.05	9.72
Class L — Offering and redemption price per share	—	—	9.66
Class R2 — Offering and redemption price per share	—	—	9.29
Class R5 — Offering and redemption price per share	14.20	—	9.60
Class R6 — Offering and redemption price per share	14.22	16.00	9.62
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.90	$16.72	$9.98

Cost of investments in non-affiliates	$122,221	$4,657,260	$305,104
Cost of investments in affiliates	6,584	160,816	5,627
Cost of options purchased	3,594	—	—
Cost of foreign currency	—	1,230	—
Investment securities on loan, at value (See Note 2.C.)	—	82,369	1,527
Cost of investment of cash collateral (See Note 2.C.)	—	87,577	1,956
Premiums received from options written	3,066	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6		$18		$5
Interest income from affiliates	4		5		—
Dividend income from non-affiliates	106,721		63,349		12,584
Dividend income from affiliates	1,325		432		113
Income from securities lending (net) (See Note 2.C.)	306		152		122
Foreign taxes withheld (net)	(10,562)		(5,951)		(1,522)

Total investment income	97,800		58,005		11,302

EXPENSES:
Investment advisory fees	57,753		6,527		2,890
Administration fees	6,355		1,958		361
Distribution fees:
Class A	1,395		—		204
Class C	473		—		112
Class R2	1		—		—
Class R3	10		—		—
Service fees:
Class A	1,395		—		204
Class C	158		—		37
Class I	6,927		—	(a)	168
Class L	1,307		—		60
Class R2	1		—		—
Class R3	10		—		—
Class R4	5		—		—
Class R5	46		—		—
Custodian and accounting fees	3,427		1,408		113
Interest expense to affiliates	7		20		2
Professional fees	184		106		120
Trustees’ and Chief Compliance Officer’s fees	52		33		27
Printing and mailing costs	612		25		26
Registration and filing fees	755		416		75
Transfer agency fees (See Note 2.J.)	345		18		26
Offering costs (See Note 2.H.)	—		5		—
Other	137		60		22

Total expenses	81,355		10,576		4,447

Less fees waived	(4,287)		(1,502)		(65)
Less expense reimbursements	(189)		(5)		—

Net expenses	76,879		9,069		4,382

Net investment income (loss)	20,921		48,936		6,920

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(22,243	)(b)	(120,993	)(c)	(19,469)
Investments in affiliates	45		24		20
Futures contracts	—		7,435		3,355
Foreign currency transactions	706		(1,858)		15

Net realized gain (loss)	(21,492)		(115,392)		(16,079)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,995,195	(d)	281,867	(e)	(33,078)
Investments in affiliates	(47)		(5)		— (a)
Futures contracts	—		—		12
Foreign currency translations	2		(35)		181

Change in net unrealized appreciation/depreciation	1,995,150		281,827		(32,885)

Net realized/unrealized gains (losses)	1,973,658		166,435		(48,964)

Change in net assets resulting from operations	$1,994,579		$215,371		$(42,044)

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $854,000.
(c)	Net of foreign capital gains tax of approximately $(1,184,000).
(d)	Net of change in foreign capital gains tax of approximately $873,000.
(e)	Net of change in foreign capital gains tax of approximately $(6,127,000).

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$21	$5	$3
Interest income from affiliates	— (a)	—	5
Dividend income from non-affiliates	51,731	64,401	54,865
Dividend income from affiliates	350	426	379
Income from securities lending (net) (See Note 2.C.)	177	377	238
Foreign taxes withheld (net)	(4,077)	(4,737)	(4,103)

Total investment income	48,202	60,472	51,387

EXPENSES:
Investment advisory fees	8,705	14,712	16,637
Administration fees	1,306	2,207	2,080
Distribution fees:
Class A	163	746	316
Class C	8	92	126
Class R2	132	13	7
Service fees:
Class A	163	746	316
Class C	3	31	42
Class I	122	613	627
Class R2	66	7	4
Class R5	—	5	3
Custodian and accounting fees	369	413	454
Interest expense to affiliates	25	16	31
Professional fees	155	149	125
Trustees’ and Chief Compliance Officer’s fees	32	36	33
Printing and mailing costs	12	67	77
Registration and filing fees	103	133	121
Transfer agency fees (See Note 2.J.)	75	70	49
Other	62	66	50

Total expenses	11,501	20,122	21,098

Less fees waived	(2,213)	(3,502)	(4,641)
Less expense reimbursements	(6)	(6)	(19)

Net expenses	9,282	16,614	16,438

Net investment income (loss)	38,920	43,858	34,949

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(99,245)	(49,329)	(141,755)
Investments in affiliates	(29)	(23)	51
Futures contracts	(2,171)	—	—
Foreign currency transactions	560	(22)	(1,551)

Net realized gain (loss)	(100,885)	(49,374)	(143,255)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(131,836)	(40,170)	231,268
Investments in affiliates	(7)	(11)	(13)
Futures contracts	(2,254)	—	—
Foreign currency translations	488	535	120

Change in net unrealized appreciation/depreciation	(133,609)	(39,646)	231,375

Net realized/unrealized gains (losses)	(234,494)	(89,020)	88,120

Change in net assets resulting from operations	$(195,574)	$(45,162)	$123,069

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020 (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$40	$3
Interest income from affiliates	— (a)	—	—
Dividend income from non-affiliates	2,943	138,197	11,191
Dividend income from affiliates	19	1,646	67
Non-cash dividend income from non-affiliates	—	—	1,401
Income from securities lending (net) (See Note 2.C.)	—	760	94
Foreign taxes withheld (net)	(256)	(12,043)	(1,092)

Total investment income	2,708	128,600	11,664

EXPENSES:
Investment advisory fees	249	9,906	1,755
Administration fees	75	3,715	239
Distribution fees:
Class A	2	400	375
Class C	1	—	48
Class R2	—	—	3
Service fees:
Class A	2	400	375
Class C	— (a)	—	16
Class I	246	860	88
Class L	—	—	19
Class R2	—	—	1
Class R5	— (a)	—	— (a)
Custodian and accounting fees	162	708	130
Interest expense to affiliates	3	23	2
Professional fees	105	198	127
Trustees’ and Chief Compliance Officer’s fees	26	43	26
Printing and mailing costs	1	253	17
Registration and filing fees	104	15	104
Transfer agency fees (See Note 2.J.)	1	86	17
Offering costs (See Note 2.H.)	39	—	—
Other	10	179	10

Total expenses	1,026	16,786	3,352

Less fees waived	(317)	(3,779)	(774)
Less expense reimbursements	(111)	—	— (a)

Net expenses	598	13,007	2,578

Net investment income (loss)	2,110	115,593	9,086

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,089)	(373,247)	(38,974)
Investments in affiliates	— (a)	(66)	5
Options purchased	14,645	—	—
Futures contracts	47	(10,026)	(879)
Foreign currency transactions	56	(1,102)	(99)
Options written	(21,823)	—	—

Net realized gain (loss)	(16,164)	(384,441)	(39,947)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	678	(159,238)	(39,946)
Investments in affiliates	—	60	(1)
Options purchased	2,788	—	—
Futures contracts	(121)	(667)	(283)
Foreign currency translations	12	790	156
Options written	1,807	—	—

Change in net unrealized appreciation/depreciation	5,164	(159,055)	(40,074)

Net realized/unrealized gains (losses)	(11,000)	(543,496)	(80,021)

Change in net assets resulting from operations	$(8,890)	$(427,903)	$(70,935)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Period Ended October 31, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,921	$55,860	$48,936	$11,213
Net realized gain (loss)	(21,492)	(2,141)	(115,392)	2,423
Change in net unrealized appreciation/depreciation	1,995,150	1,186,420	281,827	40,909

Change in net assets resulting from operations	1,994,579	1,240,139	215,371	54,545

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,084)	(1,554)	—	—
Class C	(79)	(59)	—	—
Class I (b)	(15,303)	(6,646)	— (c)	—
Class L	(8,491)	(4,471)	—	—
Class R2	(1)	(1)	—	—
Class R3	(21)	(1)	—	—
Class R4	(11)	(11)	—	—
Class R5	(349)	(296)	—	—
Class R6	(29,101)	(30,900)	(24,046)	(26)

Total distributions to shareholders	(56,440)	(43,939)	(24,046)	(26)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,968,409	516,272	558,443	2,036,055

NET ASSETS:
Change in net assets	4,906,548	1,712,472	749,768	2,090,574
Beginning of period	6,313,677	4,601,205	2,090,574	—

End of period	$11,220,225	$6,313,677	$2,840,342	$2,090,574

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,920	$16,941	$38,920	$104,540
Net realized gain (loss)	(16,079)	(56,539)	(100,885)	(246,836)
Change in net unrealized appreciation/depreciation	(32,885)	83,325	(133,609)	254,655

Change in net assets resulting from operations	(42,044)	43,727	(195,574)	112,359

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,780)	(2,841)	(8,620)	(3,427)
Class C	(497)	(583)	(54)	(25)
Class I	(2,605)	(3,245)	(5,381)	(1,458)
Class L	(2,069)	(2,456)	—	—
Class R2	—	—	(1,467)	(638)
Class R6	(8,878)	(7,813)	(92,520)	(82,457)

Total distributions to shareholders	(16,829)	(16,938)	(108,042)	(88,005)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(44,544)	(169,891)	1,282	(1,616,261)

NET ASSETS:
Change in net assets	(103,417)	(143,102)	(302,334)	(1,591,907)
Beginning of period	542,245	685,347	1,811,349	3,403,256

End of period	$438,828	$542,245	$1,509,015	$1,811,349

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43,858	$101,506	$34,949	$8,884
Net realized gain (loss)	(49,374)	(46,740)	(143,255)	(22,506)
Change in net unrealized appreciation/depreciation	(39,646)	522,611	231,375	157,799

Change in net assets resulting from operations	(45,162)	577,377	123,069	144,177

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,505)	(8,158)	(46)	(1,618)
Class C	(344)	(520)	—	(296)
Class I	(6,207)	(5,904)	(431)	(3,745)
Class R2	(65)	(56)	—	(15)
Class R5	(124)	(691)	(9)	(72)
Class R6	(80,146)	(140,365)	(10,047)	(4,394)

Total distributions to shareholders	(96,391)	(155,694)	(10,533)	(10,140)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	75,469	(1,693,771)	89,493	1,990,374

NET ASSETS:
Change in net assets	(66,084)	(1,272,088)	202,029	2,124,411
Beginning of period	2,997,006	4,269,094	2,599,641	475,230

End of period	$2,930,922	$2,997,006	$2,801,670	$2,599,641

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund
	Year Ended October 31, 2020	Period Ended October 31, 2019 (a)	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,110	$1,122	$115,593	$151,040
Net realized gain (loss)	(16,164)	10	(384,441)	(161,154)
Change in net unrealized appreciation/depreciation	5,164	1,073	(159,055)	483,831

Change in net assets resulting from operations	(8,890)	2,205	(427,903)	473,717

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5)	—	(5,482)	(6,271)
Class C	(1)	—	—	—
Class I	(1,362)	—	(6,829)	(5,060)
Class R5	— (b)	—	—	—
Class R6	(1)	—	(143,050)	(149,729)

Total distributions to shareholders	(1,369)	—	(155,361)	(161,060)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	87,285	58,037	611,139	(178,801)

NET ASSETS:
Change in net assets	77,026	60,242	27,875	133,856
Beginning of period	60,242	—	4,834,474	4,700,618

End of period	$137,268	$60,242	$4,862,349	$4,834,474

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,086	$16,269
Net realized gain (loss)	(39,947)	(46,232)
Change in net unrealized appreciation/depreciation	(40,074)	36,164

Change in net assets resulting from operations	(70,935)	6,201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,133)	(7,451)
Class C	(299)	(419)
Class I	(1,823)	(2,481)
Class L	(1,237)	(2,611)
Class R2	(21)	(40)
Class R5	(4)	(3)
Class R6	(5,532)	(5,309)

Total distributions to shareholders	(16,049)	(18,314)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(38,424)	(116,184)

NET ASSETS:
Change in net assets	(125,408)	(128,297)
Beginning of period	393,272	521,569

End of period	$267,864	$393,272

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Period Ended October 31, 2019 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$396,625	$312,341	$—	$—
Distributions reinvested	3,026	1,529	—	—
Cost of shares redeemed	(433,578)	(252,175)	—	—

Change in net assets resulting from Class A capital transactions	$(33,927)	$61,695	$—	$—

Class C
Proceeds from shares issued	$25,207	$19,144	$—	$—
Distributions reinvested	76	58	—	—
Cost of shares redeemed	(21,149)	(17,205)	—	—

Change in net assets resulting from Class C capital transactions	$4,134	$1,997	$—	$—

Class I (b)
Proceeds from shares issued	$2,957,574	$1,177,539	$32	$12,188
Distributions reinvested	13,741	5,945	— (c)	—
Cost of shares redeemed	(1,376,247)	(465,628)	(6)	(11,910)

Change in net assets resulting from Class I capital transactions	$1,595,068	$717,856	$26	$278

Class L
Proceeds from shares issued	$1,047,160	$534,452	$—	$—
Distributions reinvested	8,347	3,845	—	—
Cost of shares redeemed	(412,630)	(228,859)	—	—

Change in net assets resulting from Class L capital transactions	$642,877	$309,438	$—	$—

Class R2
Proceeds from shares issued	$281	$51	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(78)	(26)	—	—

Change in net assets resulting from Class R2 capital transactions	$204	$26	$—	$—

Class R3
Proceeds from shares issued	$3,952	$2,108	$—	$—
Distributions reinvested	21	1	—	—
Cost of shares redeemed	(1,457)	(478)	—	—

Change in net assets resulting from Class R3 capital transactions	$2,516	$1,631	$—	$—

Class R4
Proceeds from shares issued	$2,143	$1,602	$—	$—
Distributions reinvested	11	11	—	—
Cost of shares redeemed	(1,072)	(608)	—	—

Change in net assets resulting from Class R4 capital transactions	$1,082	$1,005	$—	$—

Class R5
Proceeds from shares issued	$24,137	$42,685	$—	$—
Distributions reinvested	349	296	—	—
Cost of shares redeemed	(18,654)	(9,680)	—	—

Change in net assets resulting from Class R5 capital transactions	$5,832	$33,301	$—	$—

Class R6
Proceeds from shares issued	$2,138,500	$1,266,740	$1,073,935	$2,052,510
Distributions reinvested	28,461	30,363	24,046	26
Cost of shares redeemed	(1,416,338)	(1,907,780)	(539,564)	(16,759)

Change in net assets resulting from Class R6 capital transactions	$750,623	$(610,677)	$558,417	$2,035,777

Total change in net assets resulting from capital transactions	$2,968,409	$516,272	$558,443	$2,036,055

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020		Period Ended October 31, 2019 (a)
SHARE TRANSACTIONS:
Class A
Issued	12,772	11,352	—		—
Reinvested	95	64	—		—
Redeemed	(14,443)	(9,475)	—		—

Change in Class A Shares	(1,576)	1,941	—		—

Class C
Issued	824	712	—		—
Reinvested	2	3	—		—
Redeemed	(725)	(650)	—		—

Change in Class C Shares	101	65	—		—

Class I (b)
Issued	95,381	41,001	2		744
Reinvested	423	243	—	(c)	—
Redeemed	(44,282)	(16,821)	—	(c)	(744)

Change in Class I Shares	51,522	24,423	2		— (c)

Class L
Issued	33,441	18,682	—		—
Reinvested	255	156	—		—
Redeemed	(13,684)	(8,295)	—		—

Change in Class L Shares	20,012	10,543	—		—

Class R2
Issued	8	2	—		—
Reinvested	— (c)	— (c)	—		—
Redeemed	(2)	(1)	—		—

Change in Class R2 Shares	6	1	—		—

Class R3
Issued	133	75	—		—
Reinvested	1	— (c)	—		—
Redeemed	(46)	(17)	—		—

Change in Class R3 Shares	88	58	—		—

Class R4
Issued	70	62	—		—
Reinvested	— (c)	— (c)	—		—
Redeemed	(32)	(21)	—		—

Change in Class R4 Shares	38	41	—		—

Class R5
Issued	754	1,616	—		—
Reinvested	11	12	—		—
Redeemed	(575)	(344)	—		—

Change in Class R5 Shares	190	1,284	—		—

Class R6
Issued	67,487	43,818	63,278		125,486
Reinvested	871	1,233	1,356		2
Redeemed	(43,707)	(66,518)	(31,422)		(1,027)

Change in Class R6 Shares	24,651	(21,467)	33,212		124,461

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,883	$5,583	$54,786	$38,451
Distributions reinvested	2,695	2,751	8,609	3,422
Cost of shares redeemed	(24,956)	(39,739)	(175,827)	(45,280)

Change in net assets resulting from Class A capital transactions	$(18,378)	$(31,405)	$(112,432)	$(3,407)

Class C
Proceeds from shares issued	$157	$246	$149	$175
Distributions reinvested	476	552	54	25
Cost of shares redeemed	(7,338)	(12,991)	(457)	(662)

Change in net assets resulting from Class C capital transactions	$(6,705)	$(12,193)	$(254)	$(462)

Class I
Proceeds from shares issued	$5,175	$10,005	$46,199	$19,041
Distributions reinvested	2,443	3,023	5,375	1,457
Cost of shares redeemed	(31,660)	(69,458)	(73,498)	(15,652)

Change in net assets resulting from Class I capital transactions	$(24,042)	$(56,430)	$(21,924)	$4,846

Class L
Proceeds from shares issued	$11,572	$13,398	$—	$—
Distributions reinvested	2,057	2,405	—	—
Cost of shares redeemed	(16,771)	(346,212)	—	—

Change in net assets resulting from Class L capital transactions	$(3,142)	$(330,409)	$—	$—

Class R2
Proceeds from shares issued	$—	$—	$5,889	$6,565
Distributions reinvested	—	—	1,448	631
Cost of shares redeemed	—	—	(30,168)	(8,605)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(22,831)	$(1,409)

Class R6
Proceeds from shares issued	$7,681	$294,863	$227,822	$108,992
Distributions reinvested	8,878	7,813	92,498	82,457
Cost of shares redeemed	(8,836)	(42,130)	(161,597)	(1,807,278)

Change in net assets resulting from Class R6 capital transactions	$7,723	$260,546	$158,723	$(1,615,829)

Total change in net assets resulting from capital transactions	$(44,544)	$(169,891)	$1,282	$(1,616,261)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	171	248	2,745	2,015
Reinvested	110	131	438	193
Redeemed	(1,151)	(1,745)	(10,687)	(2,379)

Change in Class A Shares	(870)	(1,366)	(7,504)	(171)

Class C
Issued	8	12	8	8
Reinvested	22	30	3	2
Redeemed	(372)	(646)	(26)	(34)

Change in Class C Shares	(342)	(604)	(15)	(24)

Class I
Issued	220	440	2,218	962
Reinvested	97	141	262	79
Redeemed	(1,425)	(3,038)	(4,516)	(792)

Change in Class I Shares	(1,108)	(2,457)	(2,036)	249

Class L
Issued	539	577	—	—
Reinvested	81	111	—	—
Redeemed	(758)	(14,510)	—	—

Change in Class L Shares	(138)	(13,822)	—	—

Class R2
Issued	—	—	339	348
Reinvested	—	—	75	36
Redeemed	—	—	(1,690)	(455)

Change in Class R2 Shares	—	—	(1,276)	(71)

Class R6
Issued	382	12,295	11,248	5,671
Reinvested	352	363	4,595	4,558
Redeemed	(394)	(1,764)	(8,582)	(91,586)

Change in Class R6 Shares	340	10,894	7,261	(81,357)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$169,254	$125,560	$45,058	$47,607
Distributions reinvested	9,447	8,068	45	1,609
Cost of shares redeemed	(221,474)	(76,633)	(28,905)	(32,948)

Change in net assets resulting from Class A capital transactions	$(42,773)	$56,995	$16,198	$16,268

Class C
Proceeds from shares issued	$1,292	$2,176	$2,592	$2,738
Distributions reinvested	324	495	—	294
Cost of shares redeemed	(6,218)	(8,733)	(5,887)	(10,067)

Change in net assets resulting from Class C capital transactions	$(4,602)	$(6,062)	$(3,295)	$(7,035)

Class I
Proceeds from shares issued	$268,211	$77,428	$291,678	$86,285
Distributions reinvested	6,146	5,819	415	3,656
Cost of shares redeemed	(119,723)	(90,398)	(100,152)	(125,224)

Change in net assets resulting from Class I capital transactions	$154,634	$(7,151)	$191,941	$(35,283)

Class R2
Proceeds from shares issued	$21,952	$1,194	$851	$494
Distributions reinvested	59	29	—	15
Cost of shares redeemed	(1,444)	(1,136)	(499)	(377)

Change in net assets resulting from Class R2 capital transactions	$20,567	$87	$352	$132

Class R5
Proceeds from shares issued	$5,313	$744	$506	$603
Distributions reinvested	123	691	9	72
Cost of shares redeemed	(1,904)	(18,958)	(962)	(1,414)

Change in net assets resulting from Class R5 capital transactions	$3,532	$(17,523)	$(447)	$(739)

Class R6
Proceeds from shares issued	$357,449	$458,174	$289,243	$2,126,631
Distributions reinvested	80,145	140,364	10,047	4,394
Cost of shares redeemed	(493,483)	(2,318,655)	(414,546)	(113,994)

Change in net assets resulting from Class R6 capital transactions	$(55,889)	$(1,720,117)	$(115,256)	$2,017,031

Total change in net assets resulting from capital transactions	$75,469	$(1,693,771)	$89,493	$1,990,374

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	10,373	7,833	2,122	2,430
Reinvested	541	554	2	93
Redeemed	(13,903)	(4,832)	(1,405)	(1,724)

Change in Class A Shares	(2,989)	3,555	719	799

Class C
Issued	87	147	121	141
Reinvested	20	36	—	17
Redeemed	(397)	(577)	(292)	(527)

Change in Class C Shares	(290)	(394)	(171)	(369)

Class I
Issued	16,370	4,793	13,175	4,374
Reinvested	346	394	18	209
Redeemed	(7,334)	(5,690)	(4,869)	(6,516)

Change in Class I Shares	9,382	(503)	8,324	(1,933)

Class R2
Issued	1,274	74	42	25
Reinvested	3	2	—	1
Redeemed	(88)	(73)	(26)	(19)

Change in Class R2 Shares	1,189	3	16	7

Class R5
Issued	306	45	23	30
Reinvested	7	47	1	4
Redeemed	(114)	(1,108)	(44)	(71)

Change in Class R5 Shares	199	(1,016)	(20)	(37)

Class R6
Issued	21,701	27,715	13,486	102,465
Reinvested	4,510	9,522	444	252
Redeemed	(29,522)	(137,801)	(18,953)	(5,610)

Change in Class R6 Shares	(3,311)	(100,564)	(5,023)	97,107

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund			JPMorgan International Research Enhanced Equity Fund
	Year Ended October 31, 2020		Period Ended October 31, 2019 (a)	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,699		$321	$204,761	$51,799
Distributions reinvested	5		—	5,420	6,196
Cost of shares redeemed	(397)		—	(359,092)	(62,547)

Change in net assets resulting from Class A capital transactions	$1,307		$321	$(148,911)	$(4,552)

Class C
Proceeds from shares issued	$7		$118	$—	$—
Distributions reinvested	1		—	—	—
Cost of shares redeemed	(1)		—	—	—

Change in net assets resulting from Class C capital transactions	$7		$118	$—	$—

Class I
Proceeds from shares issued	$109,266		$57,561	$542,183	$82,525
Distributions reinvested	1,362		—	6,822	5,050
Cost of shares redeemed	(24,658)		(3)	(236,810)	(66,489)

Change in net assets resulting from Class I capital transactions	$85,970		$57,558	$312,195	$21,086

Class R5
Proceeds from shares issued	$—	(b)	$20	$—	$—
Distributions reinvested	—	(b)	—	—	—
Cost of shares redeemed	—	(b)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$20	$—	$—

Class R6
Proceeds from shares issued	$—	(b)	$20	$899,967	$567,656
Distributions reinvested	1		—	143,050	149,727
Cost of shares redeemed	—	(b)	—	(595,162)	(912,718)

Change in net assets resulting from Class R6 capital transactions	$1		$20	$447,855	$(195,335)

Total change in net assets resulting from capital transactions	$87,285		$58,037	$611,139	$(178,801)

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Hedged Equity Fund				JPMorgan International Research Enhanced Equity Fund
	Year Ended October 31, 2020		Period Ended October 31, 2019 (a)		Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	117		21		13,389	3,097
Reinvested	—	(b)	—		298	402
Redeemed	(27)		—		(22,291)	(3,722)

Change in Class A Shares	90		21		(8,604)	(223)

Class C
Issued	—	(b)	8		—	—
Reinvested	—	(b)	—		—	—
Redeemed	—	(b)	—		—	—

Change in Class C Shares	—	(b)	8		—	—

Class I
Issued	7,402		3,829		33,409	4,837
Reinvested	86		—		371	324
Redeemed	(1,758)		—	(b)	(14,565)	(3,915)

Change in Class I Shares	5,730		3,829		19,215	1,246

Class R5
Issued	—		1		—	—
Reinvested	—	(b)	—		—	—

Change in Class R5 Shares	—	(b)	1		—	—

Class R6
Issued	—		1		53,807	32,819
Reinvested	1		—		7,817	9,647
Redeemed	—		—		(35,464)	(53,561)

Change in Class R6 Shares	1		1		26,160	(11,095)

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,982	$27,178
Distributions reinvested	7,043	7,349
Cost of shares redeemed	(43,855)	(90,605)

Change in net assets resulting from Class A capital transactions	$(14,830)	$(56,078)

Class C
Proceeds from shares issued	$250	$419
Distributions reinvested	270	378
Cost of shares redeemed	(3,916)	(5,138)

Change in net assets resulting from Class C capital transactions	$(3,396)	$(4,341)

Class I
Proceeds from shares issued	$5,772	$8,440
Distributions reinvested	1,679	2,109
Cost of shares redeemed	(15,094)	(29,305)

Change in net assets resulting from Class I capital transactions	$(7,643)	$(18,756)

Class L
Proceeds from shares issued	$1,161	$2,046
Distributions reinvested	569	762
Cost of shares redeemed	(20,800)	(42,881)

Change in net assets resulting from Class L capital transactions	$(19,070)	$(40,073)

Class R2
Proceeds from shares issued	$151	$312
Distributions reinvested	17	15
Cost of shares redeemed	(319)	(590)

Change in net assets resulting from Class R2 capital transactions	$(151)	$(263)

Class R5
Proceeds from shares issued	$42	$16
Distributions reinvested	4	3
Cost of shares redeemed	(36)	— (a)

Change in net assets resulting from Class R5 capital transactions	$10	$19

Class R6
Proceeds from shares issued	$45,862	$40,286
Distributions reinvested	5,075	4,629
Cost of shares redeemed	(44,281)	(41,607)

Change in net assets resulting from Class R6 capital transactions	$6,656	$3,308

Total change in net assets resulting from capital transactions	$(38,424)	$(116,184)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,106	2,279
Reinvested	572	663
Redeemed	(4,229)	(7,568)

Change in Class A Shares	(1,551)	(4,626)

Class C
Issued	24	37
Reinvested	23	35
Redeemed	(379)	(449)

Change in Class C Shares	(332)	(377)

Class I
Issued	509	695
Reinvested	133	186
Redeemed	(1,512)	(2,449)

Change in Class I Shares	(870)	(1,568)

Class L
Issued	105	184
Reinvested	46	67
Redeemed	(2,000)	(3,624)

Change in Class L Shares	(1,849)	(3,373)

Class R2
Issued	15	27
Reinvested	1	1
Redeemed	(32)	(52)

Change in Class R2 Shares	(16)	(24)

Class R5
Issued	5	2
Reinvested	— (a)	— (a)
Redeemed	(4)	— (a)

Change in Class R5 Shares	1	2

Class R6
Issued	4,448	3,351
Reinvested	407	412
Redeemed	(4,069)	(3,438)

Change in Class R6 Shares	786	325

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2020	$30.07	$(0.02)	$6.56	$6.54	$(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09	5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09	2.28	2.37	(0.11)

Class C
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	— (f)
Year Ended October 31, 2017	21.18	(0.04)	5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)	2.23	2.22	—

Class I
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16	5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13	2.35	2.48	(0.13)

Class L
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21	5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17	2.35	2.52	(0.18)

Class R2
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)
July 31, 2017 (g) through October 31, 2017	26.40	(0.01)	1.18	1.17	—

Class R3
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)
July 31, 2017 (g) through October 31, 2017	26.40	0.01	1.18	1.19	—

Class R4
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)
July 31, 2017 (g) through October 31, 2017	27.05	0.02	1.21	1.23	—

Class R5
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15	6.01	6.16	(0.18)
September 9, 2016 (g) through October 31, 2016	22.40	0.01	0.08	0.09	—

Class R6
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21	5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19	2.35	2.54	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$36.44	21.84%	$578,112	1.24%	(0.06)%	1.33%	15%
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13
27.58	27.22	525,451	1.35	0.36	1.58	22
21.79	12.25	411,713	1.44	0.44	1.76	23

35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13
26.80	26.58	48,497	1.85	(0.15)	2.09	22
21.18	11.71	39,568	1.95	(0.06)	2.26	23

37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13
28.29	27.54	629,451	1.10	0.62	1.30	22
22.33	12.51	301,959	1.20	0.66	1.43	23

37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13
28.49	27.72	430,860	0.95	0.84	1.14	22
22.49	12.71	390,647	1.04	0.84	1.22	23

36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13
27.57	4.43	21	1.60	(0.17)	1.80	22

36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
27.59	4.51	21	1.35	0.08	1.55	22

37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
28.28	4.55	21	1.10	0.33	1.30	22

37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13
28.47	27.72	217	0.95	0.58	3.36	22
22.49	0.40	20	0.90	0.28	1.08	23

37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
28.46	27.87	2,813,349	0.85	0.85	1.01	22
22.46	12.83	1,980,671	0.94	0.96	1.08	23

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Year Ended October 31, 2020	$16.78	$0.33	$1.04	$1.37	$—	$(0.04)	$(0.04)
January 30, 2019 (f) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—

Class R6
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$18.11	8.15%	$33	0.45%		1.98%		1.39%		47%
16.78	3.45	5	0.44	(g)	2.52	(g)	0.70	(g)	28

18.01	8.22	2,840,309	0.35		1.87		0.41		47
16.80	12.60	2,090,569	0.34	(g)	2.90	(g)	0.46	(g)	28

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Year Ended October 31, 2020	$24.25	$0.25	$(2.16)	$(1.91)	$(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)

Class C
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)

Class I
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)

Class L
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)

Class R6
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$21.64	(8.21)%	$68,882	1.24%	1.09%	1.28%	159%
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142

19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142

22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142

22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142

22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Advantage Fund
Class A
Year Ended October 31, 2020	$19.90	$0.14		$(1.83)	$(1.69)	$(1.01)
Year Ended October 31, 2019	19.49	0.52		0.31	0.83	(0.42)
Year Ended October 31, 2018	22.22	0.44		(2.77)	(2.33)	(0.40)
Year Ended October 31, 2017	18.44	0.33		3.83	4.16	(0.38)
Year Ended October 31, 2016	19.36	0.40	(d)	(0.99)	(0.59)	(0.33)

Class C
Year Ended October 31, 2020	20.13	0.24		(2.05)	(1.81)	(0.88)
Year Ended October 31, 2019	19.70	0.43		0.31	0.74	(0.31)
Year Ended October 31, 2018	22.40	0.37		(2.83)	(2.46)	(0.24)
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(d)	(0.97)	(0.69)	(0.26)

Class I
Year Ended October 31, 2020	20.71	0.29		(1.99)	(1.70)	(1.07)
Year Ended October 31, 2019	20.30	0.60		0.29	0.89	(0.48)
Year Ended October 31, 2018	23.12	0.54		(2.90)	(2.36)	(0.46)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(d)	(1.01)	(0.55)	(0.38)

Class R2
Year Ended October 31, 2020	19.57	0.27		(1.98)	(1.71)	(0.95)
Year Ended October 31, 2019	19.21	0.46		0.29	0.75	(0.39)
Year Ended October 31, 2018	22.01	0.52		(2.88)	(2.36)	(0.44)
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(d)	(1.01)	(0.65)	(0.27)

Class R6
Year Ended October 31, 2020	20.40	0.43		(2.07)	(1.64)	(1.10)
Year Ended October 31, 2019	20.00	0.64		0.28	0.92	(0.52)
Year Ended October 31, 2018	22.78	0.58		(2.87)	(2.29)	(0.49)
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(d)	(1.01)	(0.52)	(0.41)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$17.20	(9.11)%	$5,976	0.95%	0.70%		1.15%	71%
19.90	4.51	156,230	0.96	2.72		1.20	74
19.49	(10.69)	156,382	1.00	2.02		1.22	51
22.22	22.98	232,530	1.21	1.66		1.22	82
18.44	(3.07)	164,327	1.25	2.21	(d)	1.29	38

17.44	(9.54)	778	1.45	1.32		1.78	71
20.13	3.92	1,210	1.47	2.19		1.72	74
19.70	(11.08)	1,652	1.50	1.69		1.74	51
22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(d)	1.87	38

17.94	(8.84)	21,640	0.70	1.51		0.87	71
20.71	4.70	67,146	0.71	3.02		0.94	74
20.30	(10.43)	60,739	0.75	2.37		0.96	51
23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(d)	1.08	38

16.91	(9.37)	5,061	1.25	1.54		1.54	71
19.57	4.15	30,819	1.26	2.44		1.66	74
19.21	(10.93)	31,619	1.30	2.45		1.69	51
22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(d)	1.75	38

17.66	(8.71)	1,475,560	0.50	2.33		0.62	71
20.40	4.94	1,555,944	0.52	3.27		0.69	74
20.00	(10.26)	3,152,864	0.55	2.59		0.71	51
22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(d)	0.72	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2020	$17.27	$0.19	$(0.49)	$(0.30)	$(0.50)	$—	$(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22	3.39	3.61	(0.04)	—	(0.04)
Year Ended October 31, 2016	14.75	0.22	(0.51)	(0.29)	(0.22)	—	(0.22)

Class C
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12	3.22	3.34	(0.01)	—	(0.01)
Year Ended October 31, 2016	14.02	0.13	(0.47)	(0.34)	(0.18)	—	(0.18)

Class I
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26	3.44	3.70	(0.06)	—	(0.06)
Year Ended October 31, 2016	14.95	0.24	(0.48)	(0.24)	(0.26)	—	(0.26)

Class R2
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17	3.38	3.55	(0.02)	—	(0.02)
Year Ended October 31, 2016	14.69	0.18	(0.50)	(0.32)	(0.20)	—	(0.20)

Class R5
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21	3.52	3.73	(0.07)	—	(0.07)
Year Ended October 31, 2016	14.97	0.27	(0.49)	(0.22)	(0.28)	—	(0.28)

Class R6
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29	3.46	3.75	(0.08)	—	(0.08)
Year Ended October 31, 2016	14.97	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.47	(1.88)%	$263,791	0.95%	1.17%	1.12%	28%
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33
17.81	25.43	302,130	1.23	1.39	1.35	17
14.24	(1.83)	216,932	1.31	1.62	1.49	11

15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33
16.83	24.79	24,281	1.74	0.83	1.88	17
13.50	(2.31)	22,235	1.81	0.97	2.06	11

16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33
18.09	25.69	139,715	0.99	1.59	1.10	17
14.45	(1.50)	94,362	1.06	1.69	1.24	11

16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33
17.70	25.12	2,096	1.49	1.07	1.71	17
14.17	(2.08)	1,461	1.56	1.28	1.95	11

16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
18.13	25.88	21,891	0.84	1.36	0.93	17
14.47	(1.34)	58,836	0.86	1.93	1.02	11

16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
18.13	26.04	3,516,978	0.74	1.84	0.81	17
14.46	(1.36)	3,030,640	0.81	2.05	0.91	11

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
Class A
Year Ended October 31, 2020	$21.15	$0.18		$0.75	$0.93	$(0.01)
Year Ended October 31, 2019	18.24	0.26		3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36		(3.13)	(2.77)	(0.13)
Year Ended October 31, 2017	17.24	0.16		4.09	4.25	(0.35)
Year Ended October 31, 2016	17.61	0.22	(d)	(0.55)	(0.33)	(0.04)

Class C
Year Ended October 31, 2020	20.86	0.07		0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16		2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26		(3.09)	(2.83)	(0.09)
Year Ended October 31, 2017	17.04	0.05		4.06	4.11	(0.25)
Year Ended October 31, 2016	17.45	0.13	(d)	(0.53)	(0.40)	(0.01)

Class I
Year Ended October 31, 2020	21.43	0.23		0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31		3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44		(3.19)	(2.75)	(0.17)
Year Ended October 31, 2017	17.45	0.23		4.13	4.36	(0.40)
Year Ended October 31, 2016	17.71	0.24	(d)	(0.50)	(0.26)	—

Class R2
Year Ended October 31, 2020	20.99	0.13		0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21		2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35		(3.17)	(2.82)	(0.15)
Year Ended October 31, 2017	17.21	0.06		4.14	4.20	(0.30)
Year Ended October 31, 2016	17.57	0.15	(d)	(0.51)	(0.36)	—

Class R5
Year Ended October 31, 2020	21.42	0.25		0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34		3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53		(3.25)	(2.72)	(0.18)
Year Ended October 31, 2017	17.44	0.20		4.17	4.37	(0.42)
Year Ended October 31, 2016	17.75	0.27	(d)	(0.52)	(0.25)	(0.06)

Class R6
Year Ended October 31, 2020	21.44	0.28		0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27		3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44		(3.16)	(2.72)	(0.18)
Year Ended October 31, 2017	17.45	0.26		4.12	4.38	(0.43)
Year Ended October 31, 2016	17.76	0.29	(d)	(0.52)	(0.23)	(0.08)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$22.07	4.39%	$135,527	1.00%	0.86%		1.22%	38%
21.15	18.41	114,629	1.00	1.33		1.32	34
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(d)	1.61	51

21.68	3.93	15,463	1.50	0.32		1.73	38
20.86	17.73	18,447	1.50	0.83		1.84	34
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(d)	2.14	51

22.39	4.71	372,068	0.75	1.05		0.96	38
21.43	18.62	177,764	0.75	1.57		1.08	34
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(d)	1.35	51

21.85	4.10	1,441	1.30	0.61		1.51	38
20.99	18.01	1,049	1.30	1.05		1.74	34
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(d)	4.37	51

22.38	4.79	2,772	0.65	1.16		0.88	38
21.42	18.76	3,082	0.65	1.71		1.04	34
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(d)	3.59	51

22.40	4.89	2,274,399	0.55	1.31		0.71	38
21.44	18.95	2,284,670	0.55	1.32		0.77	34
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(d)	1.02	51

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Year Ended October 31, 2020	$15.58	$0.27	$(1.49)	$(1.22)	$(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.19	0.39	0.58	—

Class C
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (f) through October 31, 2019	15.00	0.16	0.37	0.53	—

Class I
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.32	0.29	0.61	—

Class R5
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (f) through October 31, 2019	15.00	0.34	0.28	0.62	—

Class R6
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (f) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$14.12	(8.02)%	$1,573	0.85%		1.84%		1.30%		85%
15.58	3.87	330	0.85	(g)	1.95	(g)	1.31	(g)	9

14.06	(8.47)	115	1.35		1.34		1.81		85
15.53	3.53	119	1.35	(g)	1.73	(g)	1.92	(g)	9

14.18	(7.78)	135,542	0.60		2.12		1.03		85
15.61	4.07	59,751	0.60	(g)	3.38	(g)	1.19	(g)	9

14.20	(7.68)	19	0.45		2.08		1.04		85
15.62	4.13	21	0.45	(g)	3.59	(g)	1.03	(g)	9

14.22	(7.53)	19	0.35		2.33		0.94		85
15.63	4.20	21	0.35	(g)	3.69	(g)	0.93	(g)	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2020	$17.93	$0.36		$(1.96)	$(1.60)	$(0.49)	$—	$(0.49)
Year Ended October 31, 2019	16.79	0.51		1.15	1.66	(0.52)	—	(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)

Class I
Year Ended October 31, 2020	18.17	0.36		(1.94)	(1.58)	(0.54)	—	(0.54)
Year Ended October 31, 2019	17.01	0.56		1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)

Class R6
Year Ended October 31, 2020	18.11	0.39		(1.94)	(1.55)	(0.56)	—	(0.56)
Year Ended October 31, 2019	16.97	0.57		1.16	1.73	(0.59)	—	(0.59)
November 1, 2017 (g) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.84	(9.26)%	$52,118	0.60%	2.21%		0.83%	52%
17.93	10.39	213,256	0.60	3.00		0.83	22
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24

16.05	(9.05)	472,455	0.34	2.15		0.56	52
18.17	10.65	185,680	0.35	3.28		0.56	22
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24

16.00	(8.96)	4,337,776	0.24	2.35		0.30	52
18.11	10.78	4,435,538	0.25	3.37		0.31	22
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund

Class A
Year Ended October 31, 2020	$12.22	$0.28	$(2.55)	$(2.27)	$(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36	(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22	2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23	(0.88)	(0.65)	(0.14)

Class C
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28	(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15	2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17	(0.87)	(0.70)	(0.07)

Class I
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41	(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28	2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28	(0.91)	(0.63)	(0.17)

Class L
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41	(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27	2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31	(0.93)	(0.62)	(0.17)

Class R2
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31	(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19	2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19	(0.87)	(0.68)	(0.11)

Class R5
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42	(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23	2.59	2.82	(0.82)
September 9, 2016 (f) through October 31, 2016	12.55	0.03	(0.07)	(0.04)	—

Class R6
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43	(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31	2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37	(0.96)	(0.59)	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.46	(19.51)%	$125,744	1.00%	2.66%	1.26%	59%
12.22	2.30	181,458	1.00	3.69	1.28	61
12.44	(10.88)	242,231	1.00	2.59	1.27	90
14.26	23.30	316,510	1.35	1.71	1.35	31
12.23	(5.01)	573,449	1.35	1.91	1.43	61

9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61
12.02	(11.37)	14,055	1.50	2.06	1.78	90
13.78	22.67	20,997	1.85	1.21	1.87	31
11.88	(5.54)	24,453	1.85	1.43	1.91	61

9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61
12.76	(10.62)	66,291	0.75	2.84	1.02	90
14.62	23.66	144,875	1.04	2.07	1.04	31
12.57	(4.74)	157,867	1.01	2.28	1.02	61

9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61
12.70	(10.57)	73,651	0.65	2.84	0.87	90
14.55	23.88	201,672	0.87	2.03	0.88	31
12.50	(4.63)	523,251	0.90	2.53	0.91	61

9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61
12.20	(11.19)	1,025	1.30	2.27	1.59	90
14.01	23.02	1,369	1.58	1.52	1.73	31
12.04	(5.28)	1,182	1.59	1.65	1.91	61

9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
12.65	(10.58)	70	0.65	2.97	0.91	90
14.51	23.81	62	0.93	1.69	4.00	31
12.51	(0.32)	20	0.79	1.52	0.79	61

9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
12.67	(10.49)	124,246	0.55	3.06	0.77	90
14.53	23.99	108,302	0.80	2.28	0.82	31
12.51	(4.45)	27,998	0.72	3.00	0.73	61

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund(1)	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Advantage Fund	Class A, Class C, Class I, Class R2 and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund(2)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM II	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

(1)	Effective as of the close of business on December 31, 2020, JPMorgan Emerging Markets Equity Fund will be publicly offered on a limited basis.
(2)	Effective April 20, 2020, JPMorgan International Unconstrained Equity Fund changed its name to JPMorgan International Focus Fund.

Class L Shares of the JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) and JPMorgan International Value Fund (“International Value Fund”) are publicly offered on a limited basis. As of October 9, 2017, Class A Shares of the JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Emerging Markets Equity Fund, Europe Dynamic Fund and International Value Fund and Class A Shares of International Research Enhanced Equity Fund unless they meet certain requirements as described in the Funds’ prospectus.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan International Focus Fund (“International Focus Fund”), International Research Enhanced Equity Fund and International Value Fund is to seek to provide long-term capital appreciation.

The investment objective of Europe Dynamic Fund is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Advantage Fund (“International Advantage Fund”) is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$278,586	$–	$–	$278,586
Brazil	712,207	–	–	712,207
China	1,054,071	3,158,993	–	4,213,064
Egypt	–	44,879	–	44,879
Hong Kong	–	653,236	–	653,236
Hungary	–	106,892	–	106,892
India	190,810	1,617,519	–	1,808,329
Indonesia	–	195,541	–	195,541
Macau	–	92,037	–	92,037
Mexico	244,736	–	–	244,736
Panama	44,859	–	–	44,859
Poland	92,826	–	–	92,826
Portugal	–	119,612	–	119,612
South Africa	–	159,598	–	159,598
South Korea	–	563,080	–	563,080
Taiwan	1,113,266	40,815	–	1,154,081
Turkey	–	99,172	–	99,172
United States	341,325	–	–	341,325

Total Common Stocks	4,072,686	6,851,374	–	10,924,060

Short-Term Investments
Investment Companies	313,818	–	–	313,818
Investment of cash collateral from securities loaned	129,621	–	–	129,621

Total Short-Term Investments	443,439	–	–	443,439

Total Investments in Securities	$4,516,125	$6,851,374	$–	$11,367,499

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$5,140	$–	$–	$5,140
Brazil	125,329	–	–	125,329
Chile	7,306	–	–	7,306
China	172,445	1,084,331	–	1,256,776
Colombia	4,099	–	–	4,099
Czech Republic	–	2,696	–	2,696
Greece	–	8,519	–	8,519
Hong Kong	3,655	6,432	–	10,087
Hungary	–	10,242	–	10,242
India	39,867	209,471	–	249,338
Indonesia	–	38,600	–	38,600
Malaysia	–	22,686	–	22,686
Mexico	65,935	–	–	65,935
Peru	8,817	–	–	8,817
Philippines	–	11,137	–	11,137
Poland	–	12,504	–	12,504
Qatar	–	9,119	–	9,119

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Emerging Markets Research Enhanced Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Russia	$44,958	$42,431	$–	$87,389
Saudi Arabia	17,158	40,723	–	57,881
Singapore	–	2,063	–	2,063
South Africa	18,687	92,131	–	110,818
South Korea	–	354,305	–	354,305
Taiwan	165,357	179,037	–	344,394
Tanzania, United Republic of	5,468	–	–	5,468
Thailand	14,916	20,605	–	35,521
Turkey	–	6,337	–	6,337
United Arab Emirates	–	2,973	–	2,973

Total Common Stocks	699,137	2,156,342	–	2,855,479

Short-Term Investments
Investment Companies	12,125	–	–	12,125
Investment of cash collateral from securities loaned	18,088	–	–	18,088

Total Short-Term Investments	30,213	–	–	30,213

Total Investments in Securities	$729,350	$2,156,342	$–	$2,885,692

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$12,490	$–	$12,490
Austria	2,169	8,485	–	10,654
China	–	5,808	–	5,808
Denmark	7,308	11,718	–	19,026
Finland	–	9,711	–	9,711
France	–	48,541	–	48,541
Germany	3,323	59,013	–	62,336
Ireland	6,431	7,303	–	13,734
Italy	–	16,018	–	16,018
Jordan	–	4,504	–	4,504
Netherlands	–	31,137	–	31,137
Norway	–	1,656	–	1,656
Spain	–	4,739	–	4,739
Sweden	–	33,700	–	33,700
Switzerland	–	79,972	–	79,972
United Kingdom	–	75,175	–	75,175
United States	–	4,573	–	4,573

Total Common Stocks	19,231	414,543	–	433,774

Short-Term Investments
Investment Companies	2,182	–	–	2,182
Investment of cash collateral from securities loaned	2,662	–	–	2,662

Total Short-Term Investments	4,844	–	–	4,844

Total Investments in Securities	$24,075	$414,543	$–	$438,618

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

International Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$131,947	$–	$131,947
Austria	6,449	6,898	–	13,347
Belgium	–	23,670	–	23,670
China	–	11,847	–	11,847
Denmark	–	39,711	–	39,711
Finland	–	10,726	–	10,726
France	–	122,396	–	122,396
Germany	12,001	117,949	–	129,950
Hong Kong	–	25,545	–	25,545
Ireland	2,477	2,035	–	4,512
Israel	–	4,726	–	4,726
Italy	1,845	14,236	–	16,081
Japan	–	389,525	–	389,525
Netherlands	–	95,640	–	95,640
New Zealand	–	4,179	–	4,179
Norway	–	21,164	–	21,164
Portugal	–	1,507	–	1,507
Russia	–	6,555	–	6,555
Singapore	–	25,981	–	25,981
South Africa	–	17,675	–	17,675
Spain	–	15,251	–	15,251
Sweden	–	45,986	–	45,986
Switzerland	–	159,802	–	159,802
United Kingdom	1,302	156,513	–	157,815
United States	–	14,898	–	14,898

Total Common Stocks	24,074	1,466,362	–	1,490,436

Short-Term Investments
Investment Companies	5,325	–	–	5,325
Investment of cash collateral from securities loaned	4,401	–	–	4,401

Total Short-Term Investments	9,726	–	–	9,726

Total Investments in Securities	$33,800	$1,466,362	$–	$1,500,162

Depreciation in Other Financial Instruments
Futures Contracts	$(237)	$–	$–	$(237)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$114,826	$–	$114,826
Austria	–	13,245	–	13,245
Belgium	–	18,700	–	18,700
China	–	118,669	–	118,669
Denmark	31,115	89,558	–	120,673
Finland	–	36,526	–	36,526
France	–	357,326	–	357,326
Germany	–	235,227	–	235,227
Hong Kong	–	97,037	–	97,037
India	42,069	–	–	42,069
Japan	–	583,122	–	583,122

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

International Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Macau	$–	$18,932	$–	$18,932
Netherlands	–	89,880	–	89,880
Singapore	–	27,507	–	27,507
South Korea	13	45,497	–	45,510
Spain	–	89,085	–	89,085
Sweden	–	64,130	–	64,130
Switzerland	–	344,265	–	344,265
Taiwan	47,021	–	–	47,021
United Kingdom	–	385,415	–	385,415
United States	–	33,395	–	33,395

Total Common Stocks	120,218	2,762,342	–	2,882,560

Short-Term Investments
Investment Companies	40,182	–	–	40,182
Investment of cash collateral from
securities loaned	20,356	–	–	20,356

Total Short-Term Investments	60,538	–	–	60,538

Total Investments in Securities	$180,756	$2,762,342	$–	$2,943,098

International Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$55,135	$–	$55,135
Belgium	–	33,462	–	33,462
Canada	178,920	–	–	178,920
China	–	336,122	–	336,122
Denmark	–	60,019	–	60,019
Finland	–	46,185	–	46,185
France	–	119,814	–	119,814
Germany	–	200,016	–	200,016
Hong Kong	–	130,367	–	130,367
India	104,355	–	–	104,355
Indonesia	–	40,123	–	40,123
Japan	–	151,608	–	151,608
Netherlands	–	65,626	–	65,626
South Korea	–	92,295	–	92,295
Spain	–	86,549	–	86,549
Sweden	–	80,789	–	80,789
Switzerland	–	302,287	–	302,287
Taiwan	130,412	–	–	130,412
United Kingdom	–	498,122	–	498,122
United States	–	44,546	–	44,546

Total Common Stocks	413,687	2,343,065	–	2,756,752

Short-Term Investments
Investment Companies	41,452	–	–	41,452
Investment of cash collateral from
securities loaned	78,528	–	–	78,528

Total Short-Term Investments	119,980	–	–	119,980

Total Investments in Securities	$533,667	$2,343,065	$–	$2,876,732

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$7,140	$–	$7,140
Austria	–	492	–	492
Belgium	–	175	–	175
China	–	904	–	904
Denmark	1,071	2,907	–	3,978
Finland	–	557	–	557
France	–	13,644	–	13,644
Germany	112	12,445	–	12,557
Hong Kong	–	2,980	–	2,980
Ireland	–	963	–	963
Italy	–	1,930	–	1,930
Japan	–	34,472	–	34,472
Luxembourg	–	214	–	214
Netherlands	–	7,011	–	7,011
Norway	–	658	–	658
Singapore	–	961	–	961
Spain	–	3,075	–	3,075
Sweden	–	2,822	–	2,822
Switzerland	–	14,174	–	14,174
United Kingdom	–	15,166	–	15,166
United States	–	566	–	566

Total Common Stocks	1,183	123,256	–	124,439

Options Purchased
Put Options Purchased	5,997	–	–	5,997
Short-Term Investments
Investment Companies	6,584	–	–	6,584

Total Investments in Securities	$13,764	$123,256	$–	$137,020

Appreciation in Other Financial Instruments
Futures Contracts	$40	$–	$–	$40

Depreciation in Other Financial Instruments
Futures Contracts	$(165)	$–	$–	$(165)
Options Written
Call Options Written	(231)	–	–	(231)
Put Options Written	(1,108)	–	–	(1,108)

Total Depreciation in Other Financial Instruments	$(1,504)	$–	$–	$(1,504)

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$271,844	$–	$271,844
Austria	–	18,821	–	18,821
Belgium	–	6,610	–	6,610
China	–	33,877	–	33,877
Denmark	40,671	109,609	–	150,280
Finland	–	21,378	–	21,378
France	–	522,050	–	522,050
Germany	4,274	472,835	–	477,109
Hong Kong	–	110,502	–	110,502
Ireland	–	36,708	–	36,708
Italy	–	73,610	–	73,610
Japan	–	1,296,696	–	1,296,696
Luxembourg	–	8,329	–	8,329
Malta	–	–	1	1
Netherlands	–	263,057	–	263,057
Norway	–	26,829	–	26,829
Singapore	–	36,029	–	36,029
Spain	–	117,713	–	117,713
Sweden	–	107,481	–	107,481
Switzerland	–	539,090	–	539,090
United Kingdom	–	579,081	–	579,081
United States	–	21,658	–	21,658

Total Common Stocks	44,945	4,673,807	1	4,718,753

Short-Term Investments
Investment Companies	160,896	–	–	160,896
Investment of cash collateral from
securities loaned	87,575	–	–	87,575

Total Short-Term Investments	248,471	–	–	248,471

Total Investments in Securities	$293,416	$4,673,807	$1	$4,967,224

Appreciation in Other Financial Instruments
Futures Contracts	$890	$–	$–	$890

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$18,975	$–	$18,975
Austria	753	2,186	–	2,939
Belgium	–	3,880	–	3,880
Brazil	–	639	–	639
China	–	1,286	–	1,286
Denmark	911	3,482	–	4,393
Finland	316	5,561	–	5,877
France	1,126	20,199	–	21,325
Germany	1,413	24,760	–	26,173
Hong Kong	–	6,635	–	6,635
India	–	307	–	307
Ireland	–	643	–	643

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

International Value Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Italy	$–	$6,140	$–	$6,140
Japan	–	64,483	–	64,483
Luxembourg	–	981	–	981
Malta	–	519	–	519
Netherlands	–	12,641	–	12,641
Norway	499	6,383	–	6,882
Portugal	–	284	–	284
Russia	–	1,232	–	1,232
Singapore	–	3,347	–	3,347
South Africa	–	1,511	–	1,511
Spain	–	5,147	–	5,147
Sweden	673	8,065	–	8,738
Switzerland	–	19,430	–	19,430
Ukraine	–	408	–	408
United Kingdom	2,745	31,737	–	34,482
United States	447	201	–	648

Total Common Stocks	8,883	251,062	–	259,945

Short-Term Investments
Investment Companies	5,627	–	–	5,627
Investment of cash collateral from
securities loaned	1,956	–	–	1,956

Total Short-Term Investments	7,583	–	–	7,583

Total Investments in Securities	$16,466	$251,062	$–	$267,528

Depreciation in Other Financial Instruments
Futures Contracts	$(240)	$–	$–	$(240)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and/or the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$121,899	$(121,899)	$—
Emerging Markets Research Enhanced Equity Fund	17,283	(17,283)	—
Europe Dynamic Fund	2,626	(2,626)	—
International Advantage Fund	4,226	(4,226)	—
International Equity Fund	19,188	(19,188)	—
International Focus Fund	73,681	(73,681)	—
International Research Enhanced Equity Fund	82,369	(82,369)	—
International Value Fund	1,527	(1,527)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended October 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Emerging Markets Equity Fund	$9
Emerging Markets Research Enhanced Equity Fund	4
Europe Dynamic Fund	3
International Advantage Fund	5
International Equity Fund	7
International Focus Fund	8
International Research Enhanced Equity Fund	11
International Value Fund	2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

International Hedged Equity Fund did not lend out any securities during the year ended October 31, 2020.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Emerging Markets Equity Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$168,369	$2,757,635	$2,612,197	$45		$(34)	$313,818	313,630	$1,325		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	8,001	586,000	476,500	56	*	(13)	117,544	117,532	310	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	5,485	584,002	$577,410	—		—	12,077	12,077	48	*	—

Total	$181,855	$3,927,637	$3,666,107	$101		$(47)	$443,439		$1,683		$—

Emerging Markets Research Enhanced Equity Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$22,226	$1,141,322	$1,151,443	$24		$(4)	$12,125	12,118	$432		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	—	324,000	307,992	(12	)*	(1)	15,995	15,994	118	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	2,216	269,065	269,188	—		—	2,093	2,093	30	*	—

Total	$24,442	$1,734,387	$1,728,623	$12		$(5)	$30,213		$580		$—

Europe Dynamic Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$130	$316,896	$314,864	$20		$— (c)	$2,182	2,180	$113		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	—	46,000	46,011	11	*	—	—	—	23	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	286	105,157	102,781	—		—	2,662	2,662	15	*	—

Total	$416	$468,053	$463,656	$31		$— (c)	$4,844		$151		$—

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

International Advantage Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$42,366	$621,773	$658,778	$(29)	$(7)	$5,325	5,322	$350		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	1,005	214,000	212,000	2 *	— (c)	3,007	3,007	98	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	966	240,051	239,623	—	—	1,394	1,394	38	*	—

Total	$44,337	$1,075,824	$1,110,401	$(27)	$(7)	$9,726		$486		$—

International Equity Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$49,197	$809,538	$818,519	$(23)	$(11)	$40,182	40,159	$426		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	40,003	480,000	502,028	22 *	—	17,997	17,995	282	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	12,516	398,832	408,989	—	—	2,359	2,359	52	*	—

Total	$101,716	$1,688,370	$1,729,536	$(1)	$(11)	$60,538		$760		$—

International Focus Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$48,921	$884,436	$891,943	$51	$(13)	$41,452	41,427	$379		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	55,000	589,000	573,800	36 *	—	70,236	70,229	301	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	20,853	515,856	528,417	—	—	8,292	8,292	71	*	—

Total	$124,774	$1,989,292	$1,994,160	$87	$(13)	$119,980		$751		$—

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

International Hedged Equity Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	$850	$127,625	$121,891	$—	(c)	$—	$6,584	6,584	$19		$—

International Research Enhanced Equity Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$154,151	$1,658,549	$1,651,800	$(66)		$62	$160,896	160,800	$1,646		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	76,005	727,500	726,200	52	*	(2)	77,355	77,348	314	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	30,261	646,729	666,770	—		—	10,220	10,220	86	*	—

Total	$260,417	$3,032,778	$3,044,770	$(14)		$60	$248,471		$2,046		$—

International Value Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$3,487	$80,563	$78,427	$5		$(1)	$5,627	5,623	$67		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	2,000	15,000	16,000	—	*(c)	— (c)	1,000	1,000	14	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	2,026	54,520	55,590	—		—	956	956	16	*	—

Total	$7,513	$150,083	$150,017	$5		$(1)	$7,583		$97		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the year ended October 31, 2020 (amounts in thousands, except number of contracts):

International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	544
Average Number of Contracts Written	1,088
Ending Number of Contracts Purchased	739
Ending Number of Contracts Written	1,478

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

G. Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Advantage Fund, International Hedged Equity Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2020 (amounts in thousands):

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund		International Advantage Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$20,178	$6,741		$28,639	$4,476	$167,146	$7,118
Average Notional Balance Short	—	7,291	(a)	—	—	—	—
Ending Notional Balance Long	—	—		3,481	7,021	150,045	5,560

(a)	For the period November 1, 2019 through November 30, 2019.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

H. Offering and Organization Costs — Total offering costs of approximately $48,000 and $103,000 incurred in connection with the offering of shares of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, if any, were recorded as an expense at the time it commenced operations. For the year ended October 31, 2020, total offering costs amortized were approximately $5,000 and $39,000 for the Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L		Class R2		Class R3	Class R4		Class R5		Class R6		Total
Emerging Markets Equity Fund
Transfer agency fees	$56		$8		$68		$16		$1		$1	$—	(a)	$7		$188		$345
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a		n/a		—	(a)	n/a		n/a		n/a	n/a		n/a		18		18
Europe Dynamic Fund
Transfer agency fees	16		2		6		—	(a)	n/a		n/a	n/a		n/a		2		26
International Advantage Fund
Transfer agency fees	18		2		1		n/a		45		n/a	n/a		n/a		9		75
International Equity Fund
Transfer agency fees	44		2		6		n/a		—	(a)	n/a	n/a		1		17		70
International Focus Fund
Transfer agency fees	11		4		11		n/a		1		n/a	n/a		2		20		49
International Hedged Equity Fund
Transfer agency fees	—	(a)	—	(a)	1		n/a		n/a		n/a	n/a		—	(a)	—	(a)	1
International Research Enhanced Equity Fund
Transfer agency fees	44		n/a		6		n/a		n/a		n/a	n/a		n/a		36		86
International Value Fund
Transfer agency fees	11		1		4		—	(a)	1		n/a	n/a		—	(a)	—	(a)	17

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Markets Equity Fund	$—		$1,559	$(1,559)
Emerging Markets Research Enhanced Equity Fund	—		(2,289)	2,289
Europe Dynamic Fund	—		74	(74)
International Advantage Fund	—		1,070	(1,070)
International Equity Fund	—		(22)	22
International Focus Fund	—		(1,551)	1,551
International Hedged Equity Fund	—	(a)	57	(57)
International Research Enhanced Equity Fund	—	(a)	(1,042)	1,042
International Value Fund	—		75	(75)

(a)	Amount rounds to less than one thousand.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

N. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Advantage Fund	0.50
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Value Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, with the exception of Emerging Markets Equity Fund which had an effective annualized rate of 0.07%.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Advantage Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$102	$—	(a)
Europe Dynamic Fund	2	—
International Advantage Fund	1	—
International Equity Fund	101	1
International Focus Fund	28	—	(a)
International Hedged Equity Fund	1	—
International Research Enhanced Equity Fund	1	—
International Value Fund	27	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	(1)	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a		n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a		n/a	n/a	n/a	n/a	n/a
International Advantage Fund	0.95	1.45	0.70	n/a		1.25	n/a	n/a	n/a	0.50
International Equity Fund	0.95	1.45	0.70	n/a		1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a		1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a		n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a		n/a	n/a	n/a	n/a	0.25
International Value Fund	1.00	1.50	0.75	n/a		1.30	n/a	n/a	0.65	0.55

(1)	Effective March 1, 2020, the contractual expense limitation for Class L Shares expired. Prior to March 1, 2020, the contractual expense limitation was 0.95% for Class L Shares.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2021.

For the year ended October 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Emerging Markets Equity Fund	$1,309	$870	$1,836		$4,015	$189
Emerging Markets Research Enhanced Equity Fund	845	564	—	(a)	1,409	5
Europe Dynamic Fund	—	—	45		45	—
International Advantage Fund	1,216	811	116		2,143	6
International Equity Fund	1,851	1,232	329		3,412	6
International Focus Fund	2,596	1,731	226		4,553	19
International Hedged Equity Fund	235	74	1		310	111
International Research Enhanced Equity Fund	1,559	1,040	802		3,401	—
International Value Fund	419	230	113		762	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2020 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$272
Emerging Markets Research Enhanced Equity Fund	93
Europe Dynamic Fund	20
International Advantage Fund	70
International Equity Fund	90
International Focus Fund	88
International Hedged Equity Fund	7
International Research Enhanced Equity Fund	378
International Value Fund	12

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2020, Europe Dynamic Fund, International Advantage Fund and International Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

4. Investment Transactions

During the year ended October 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$4,070,876	$1,264,356
Emerging Markets Research Enhanced Equity Fund	1,812,799	1,188,972
Europe Dynamic Fund	740,397	794,062
International Advantage Fund	1,187,253	1,206,602
International Equity Fund	856,205	812,958
International Focus Fund	1,142,607	1,036,859
International Hedged Equity Fund	153,610	79,815
International Research Enhanced Equity Fund	3,044,485	2,432,513
International Value Fund	181,934	229,969

During the year ended October 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$7,640,289	$4,013,001	$285,791	$3,727,210
Emerging Markets Research Enhanced Equity Fund	2,595,505	547,829	257,642	290,187
Europe Dynamic Fund	440,045	29,782	31,209	(1,427)
International Advantage Fund	1,459,044	168,546	127,665	40,881
International Equity Fund	2,226,130	845,017	128,049	716,968
International Focus Fund	2,519,667	459,889	102,824	357,065
International Hedged Equity Fund	138,997	7,962	11,403	(3,441)
International Research Enhanced Equity Fund	4,990,455	552,761	575,102	(22,341)
International Value Fund	315,132	12,010	59,854	(47,844)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs, mark to market of futures contracts, mark to market of options contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$56,440	$—	$56,440
Emerging Markets Research Enhanced Equity Fund	20,964	3,082	24,046
Europe Dynamic Fund	16,829	—	16,829
International Advantage Fund	108,042	—	108,042
International Equity Fund	96,391	—	96,391
International Focus Fund	10,533	—	10,533
International Hedged Equity Fund	1,369	—	1,369
International Research Enhanced Equity Fund	155,361	—	155,361
International Value Fund	16,049	—	16,049

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$43,939	$—	$43,939
Emerging Markets Research Enhanced Equity Fund	26	—	26
Europe Dynamic Fund	16,938	—	16,938
International Advantage Fund	88,005	—	88,005
International Equity Fund	107,522	48,172	155,694
International Focus Fund	10,140	—	10,140
International Research Enhanced Equity Fund	161,060	—	161,060
International Value Fund	18,314	—	18,314

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$19,142	$(151,019)	$3,708,674
Emerging Markets Research Enhanced Equity Fund	45,314	(83,502)	284,044
Europe Dynamic Fund	6,935	(118,860)	(1,280)
International Advantage Fund	34,987	(384,065)	41,293
International Equity Fund	40,418	(110,986)	717,466
International Focus Fund	31,621	(187,265)	357,185
International Hedged Equity Fund	2,064	(6,681)	(3,427)
International Research Enhanced Equity Fund	97,350	(529,814)	(21,619)
International Value Fund	8,463	(84,934)	(47,751)

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, mark to market of options contracts, investments in PFICs and wash sale loss deferrals.

At October 31, 2020, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Markets Equity Fund	$—		$151,019
Emerging Markets Research Enhanced Equity Fund	64,652		18,850
Europe Dynamic Fund	118,860		—
International Advantage Fund	306,805		77,260
International Equity Fund	56,024		54,962
International Focus Fund	165,558		21,707
International Hedged Equity Fund	2,619	*	4,062	*
International Research Enhanced Equity Fund	33,296		496,518
International Value Fund	53,664		31,270

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

During the year ended October 31, 2020, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$7,660	$—
Europe Dynamic Fund	—	2,935

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at October 31, 2020. Average borrowings from the Facility during the year ended October 31, 2020, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Research Enhanced Equity Fund	$15,646	0.97%	23	$9
Europe Dynamic Fund	2,350	1.59	4	—	(a)
International Advantage Fund	20,534	1.87	3	4
International Equity Fund	1,817	0.83	1	—	(a)
International Focus Fund	8,828	0.83	1	—	(a)
International Hedged Equity Fund	3,784	0.79	2	—	(a)

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended October 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

As of October 31, 2020, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/ or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/ or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	35.9%
Emerging Markets Research Enhanced Equity Fund	4	53.6	—	—
Europe Dynamic Fund	4	61.2	1	12.5
International Advantage Fund	5	74.6	—	—
International Equity Fund	2	36.4	1	12.2
International Focus Fund	4	63.4	—	—
International Hedged Equity Fund	1	35.0	4	57.2
International Research Enhanced Equity Fund	—	—	1	10.2
International Value Fund	—	—	1	74.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of October 31, 2020, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds and the SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	—%	60.4%	21.1%
Europe Dynamic Fund	54.6	—	—
International Advantage Fund	—	97.1	—
International Equity Fund	10.1	48.1	—
International Focus Fund	—	71.2	—
International Research Enhanced Equity Fund	17.2	58.5	—

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2020, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Advantage Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
China	37.5%	43.8%	—%	—%	—%	12.0%	—%	—%	—%
France	—	—	11.1	—	12.2	—	—	10.7	—
Germany	—	—	14.3	—	—	—	—	—	—
India	16.1	—	—	—	—	—	—	—	—
Japan	—	—	—	26.0	20.0	—	25.2	26.6	24.3
South Korea	—	12.4	—	—	—	—	—	—	—
Switzerland	—	—	18.3	10.7	11.8	10.8	10.3	11.0	—
Taiwan	10.3	12.0	—	—	—	—	—	—	—
United Kingdom	—	—	17.2	10.6	13.2	17.8	11.1	11.9	13.0

As of October 31, 2020, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Research Enhanced Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund, JPMorgan International Hedged Equity Fund, JPMorgan International Research Enhanced Equity Fund and JPMorgan International Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund) and JPMorgan International Value Fund (six of the funds constituting JPMorgan Trust I), JPMorgan International Research Enhanced Equity Fund (one of the funds constituting JPMorgan Trust II) and JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan International Hedged Equity Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020 and the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended and the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Emerging Markets Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan International Advantage Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)

JPMorgan International Value Fund

JPMorgan International Research Enhanced Equity Fund

Statements of changes in net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein

JPMorgan Emerging Markets Research Enhanced Equity Fund	Statement of changes in net assets and the financial highlights for the year ended October 31, 2020 and the period December 11, 2018 (commencement of operations) through October 31, 2019

JPMorgan International Hedged Equity Fund	Statement of changes in net assets and the financial highlights for the year ended October 31, 2020 and the period March 15, 2019 (commencement of operations) through October 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

TRUSTEES

AS OF OCTOBER 31, 2020

(1)

Mr. Marshall is retiring from the Board of Trustees effective the close of business on December 31, 2020. The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2020, and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,357.70	$7.35	1.24%
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,354.40	10.24	1.73
Hypothetical	1,000.00	1,016.44	8.77	1.73
Class I
Actual	1,000.00	1,359.80	5.87	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class L
Actual	1,000.00	1,359.80	5.28	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R2
Actual	1,000.00	1,355.60	9.12	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class R3
Actual	1,000.00	1,357.20	7.64	1.29
Hypothetical	1,000.00	1,018.65	6.55	1.29
Class R4
Actual	1,000.00	1,359.20	6.17	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class R5
Actual	1,000.00	1,359.90	5.28	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R6
Actual	1,000.00	1,360.70	4.69	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$1,226.10	$2.52	0.45%
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,226.00	1.96	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	1,101.30	6.55	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,099.00	9.18	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,102.80	5.23	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class L
Actual	1,000.00	1,103.60	4.55	0.86
Hypothetical	1,000.00	1,020.81	4.37	0.86
Class R6
Actual	1,000.00	1,104.00	4.02	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

JPMorgan International Advantage Fund
Class A
Actual	1,000.00	1,084.50	4.93	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,081.20	$7.59	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class I
Actual	1,000.00	1,086.00	3.67	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R2
Actual	1,000.00	1,082.60	6.54	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class R6
Actual	1,000.00	1,086.10	2.62	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

JPMorgan International Equity Fund
Class A
Actual	1,000.00	1,122.70	5.07	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class C
Actual	1,000.00	1,120.50	7.73	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class I
Actual	1,000.00	1,124.10	3.74	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R2
Actual	1,000.00	1,121.00	6.66	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class R5
Actual	1,000.00	1,124.80	3.20	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R6
Actual	1,000.00	1,125.20	2.67	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
Class A
Actual	$1,000.00	$1,156.70	$5.42	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class C
Actual	1,000.00	1,153.80	8.12	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class I
Actual	1,000.00	1,158.30	4.07	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R2
Actual	1,000.00	1,154.90	7.04	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class R5
Actual	1,000.00	1,159.00	3.53	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R6
Actual	1,000.00	1,159.40	2.99	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55

JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	1,007.10	4.29	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,005.00	6.80	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,008.50	3.03	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R5
Actual	1,000.00	1,008.50	2.22	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,009.90	1.77	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

JPMorgan International Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,070.30	3.12	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class I
Actual	1,000.00	1,071.40	1.77	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
Class R6
Actual	1,000.00	1,072.40	1.25	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24

JPMorgan International Value Fund
Class A
Actual	1,000.00	1,048.80	5.15	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class C
Actual	1,000.00	1,045.80	7.71	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class I
Actual	$1,000.00	$1,049.70	$3.86	0.75%
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class L
Actual	1,000.00	1,050.00	3.35	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R2
Actual	1,000.00	1,046.20	6.69	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class R5
Actual	1,000.00	1,050.30	3.35	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R6
Actual	1,000.00	1,050.20	2.83	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Boards’ investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Markets Equity Fund, Europe Dynamic Fund, International Advantage Fund, International Focus Fund and International Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by

Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for each of the one- and three-year periods ended December 31, 2019, and in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s performance for Class I and Class R6 shares was in the third quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the fifth, fourth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the fifth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that performance for Class I shares was in the fourth, fifth and fifth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that performance for Class R6 shares was in the fifth quintile based upon the Peer Group, and in the fourth quintile based upon the Universe, for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that the International Advantage Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the fifth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the fifth, fifth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the fifth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon both the Peer Group and Universe for both the one- and three-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that the International Equity Fund’s performance for Class A shares was in the third quintile for each of the one-, three- and five-year periods ended December 31, 2019 based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively.

The Trustees noted that the performance for the Class I shares was in the second, third and second quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, third and third quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the second, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the International Focus Fund’s performance for Class A shares was in the first, fourth and first quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, third and first quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the first, fourth and second quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted the performance of the International Hedged Equity Fund since its inception on March 15, 2019 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was satisfactory.

The Trustees noted that the International Research Enhanced Equity Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that performance for Class I shares was in the third, third and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

upon the Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the International Value Fund’s performance for Class A shares was in the fourth, fifth and fourth quintiles based upon both the Peer Group and Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third, fourth and fourth quintiles based upon the Peer Group, and in the fourth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each

Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first quintile based upon the Peer Group and both in the second quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintile based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both the Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Europe Dynamic Fund’s net advisory fee and actual total expenses for both the Class A and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile, and that the actual total expenses for Class I shares were in the second quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Advantage Fund’s net advisory fee and actual total expenses for Class A shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe and that the actual total expenses for the Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for each of the Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Focus Fund’s net advisory fee and total actual expenses for Class A shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Hedged Equity Fund’s net advisory fee and total actual expenses for both the Class A and Class I shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for each of the Class A, Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Value Fund’s net advisory fee and total actual expenses for each of the Class A, Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Emerging Markets Research Enhanced Equity Fund	$3,082

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Emerging Markets Equity Fund	$66,960
JPMorgan Emerging Markets Research Enhanced Equity Fund	25,595
JPMorgan Europe Dynamic Fund	10,093
JPMorgan International Advantage Fund	51,797
JPMorgan International Equity Fund	54,253
JPMorgan International Focus Fund	14,063
JPMorgan International Hedged Equity Fund	1,623
JPMorgan International Research Enhanced Equity Fund	112,146
JPMorgan International Value Fund	9,794

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2020, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
JPMorgan Emerging Markets Equity Fund	$108,474	$10,520
JPMorgan Emerging Markets Research Enhanced Equity Fund	64,814	4,631
JPMorgan Europe Dynamic Fund	12,480	1,071
JPMorgan International Advantage Fund	51,695	3,503
JPMorgan International Equity Fund	65,325	3,682
JPMorgan International Focus Fund	55,594	3,530
JPMorgan International Hedged Equity Fund	2,946	254
JPMorgan International Research Enhanced Equity Fund	138,374	8,982
JPMorgan International Value Fund	12,678	780

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. October 2020.	AN-INTEQ-1020

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2020

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

DECEMBER 10, 2020 (Unaudited)

Dear Shareholders,

Even as the pandemic fueled deep uncertainty over the past year, global financial markets proved to be resilient with unprecedented support from central banks and broad investor optimism over advances in global efforts to end the pandemic. Over the twelve months ended October 31, 2020, equity prices in the U.S. and emerging markets generally led a broad but uneven recovery from lows reached in the first quarter of 2020. For the period, the S&P 500 Index returned 9.71%, the MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%.

“We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment.” — Andrea L. Lisher

The period began with upward momentum in global equity markets but by the end of March 2020, investors responded to the emerging pandemic with a broad sell-off that fed a sharp spike in financial market volatility. The swift response of leading central banks to seek to ensure market liquidity brought some calm to financial markets and in the following months equity prices began to recover. Though the full economic impact of the pandemic remains unknown, investors have appeared to focus on specific efforts to contain Covid-19 and the timeline for the potential availability of vaccines against the virus.

Throughout this period, J.P. Morgan Asset Management has quickly adapted to unique challenges and has continued to operate utilizing the same fundamental practices and principles that have driven our success. We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment. On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

While global financial markets largely entered the reporting period with support from an improving economic and trade outlook, the economic shock of the pandemic response sparked a drop in global asset prices and a spike in market volatility in the first quarter of 2020. Rapid interventions by the world’s central banks helped to calm investors and set the stage for general but uneven recovery in financial markets.

The final months of 2019 were marked by rising prices for global equity - led by U.S. markets – driven partly by gains in U.S. and European manufacturing and an initial U.S.-China agreement to lower trade barriers. Amid already low interest rates, the U.S. Federal Reserve declined to cut rates further at its December meeting.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets across the globe. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices generally fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

For the twelve months ended October 31, 2020, the S&P 500 Index returned 9.71% and the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned 3.66%.

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	17.47%
S&P 500 Index	9.71%

Net Assets as of 10/31/2020 (In Thousands)	$1,174,073

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2020.

The Fund’s overweight allocation to the media sector and its underweight allocation to the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology sector and its overweight allocation to the financial services sector were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Amazon.com Inc., PayPal Holdings Inc. and Danaher Corp. Shares of Amazon.com, a provider of online retail shopping and related services, rose amid consumer demand for online shopping and services. Shares of PayPal, Holdings, a digital payments platform provider, rose amid increased demand for online purchasing. Shares of Danaher, a provider of medical products and services, rose amid stability in sales and investor expectations that the company would benefit from expanded Covid-19 testing and vaccine development.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Boston Scientific Corp., WEX Inc. and Alphabet Inc. Shares of Boston Scientific, a medical device manufacturer, fell amid investor expectations that a decline in elective surgeries during the pandemic would reduce the company’s sales. Shares of WEX, a provider of payment processing for commercial and government vehicle fleets, fell amid a general decline in travel during the pandemic. Shares of Alphabet, the parent company of Google, Inc., fell amid investor concern about the company’s outlook for revenue from small and mid-sized businesses impacted by the pandemic.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what the portfo-

lio managers believed to be the companies’ underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	9.1%
2.	Amazon.com, Inc.	8.0
3.	Apple, Inc.	5.5
4.	Alphabet, Inc., Class C	4.2
5.	Mastercard, Inc., Class A	3.5
6.	Alphabet, Inc., Class A	3.4
7.	UnitedHealth Group, Inc.	2.8
8.	Home Depot, Inc. (The)	2.5
9.	PayPal Holdings, Inc.	2.5
10.	NextEra Energy, Inc.	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	33.3%
Consumer Discretionary	15.9
Communication Services	13.8
Health Care	13.3
Industrials	11.4
Financials	5.0
Consumer Staples	3.1
Utilities	2.5
Materials	1.7
Short-Term Investments	0.0	(a)

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.1%.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge*		10.82%	9.16%	7.37%	11.19%	9.78%	8.58%	12.52%	11.63%	10.25%
Without Sales Charge		16.96	15.20	11.06	12.40	10.97	9.57	13.13	12.23	10.80
CLASS C SHARES	March 22, 2011
With CDSC**		15.40	13.75	10.09	11.85	10.51	9.15	12.68	11.86	10.42
Without CDSC		16.40	14.75	10.68	11.85	10.51	9.15	12.68	11.86	10.42
CLASS I SHARES	January 30, 1997	17.47	15.61	11.41	12.88	11.35	9.94	13.60	12.61	11.18
CLASS R6 SHARES	October 1, 2018	17.57	15.67	11.48	12.93	11.38	9.98	13.62	12.62	11.20

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A, Class C and Class R6 Shares would have been different than those shown because Class A, Class C and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund and the S&P 500 Index from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if appli-

cable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.82%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	3.66%
Tax Aware Real Return Composite Benchmark**	3.78%

Net Assets as of 10/31/2020 (In Thousands)	$274,893

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive absolute return and underperformed both the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and the Tax Aware Real Return Composite Benchmark for the twelve months ended October 31, 2020.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, detracted from absolute performance. During the reporting period, the Fund was not fully hedged and five-year inflation swaps had a positive return amid investor expectations for an acceleration in U.S. inflation due to massive fiscal and monetary stimulus in response to the pandemic.

Relative to the Benchmark, the Fund’s overweight allocation to bonds rated single-A and BBB detracted from performance as lower rated bonds generally underperformed higher quality bonds. The Fund’s underweight allocation to general obligation bonds and its overweight to leasing sector bonds also detracted from relative performance. The Fund’s bias toward higher quality bonds in industrial development revenue/pollution control revenue sector was a leading contributor to relative performance. The Fund had no allocation to the housing sector, which contributed to relative performance as housing bonds underperformed the broader municipal bond market.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers decreased the hedge ratio to 89% from 92%.

INVESTMENT APPROACH

The Fund uses inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

PORTFOLIO COMPOSITION****
Municipal Bonds	97.5%
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge*		(3.20)%	(3.23)%	(1.11)%	0.83%	0.78%	1.14%	1.06%	1.04%	1.34%
Without Sales Charge		0.57	0.53	1.15	1.61	1.56	1.75	1.45	1.42	1.65
CLASS C SHARES	August 31, 2005
With CDSC**		(0.96)	(0.98)	0.04	1.06	1.03	1.23	0.95	0.94	1.17
Without CDSC		0.04	0.02	0.63	1.06	1.03	1.23	0.95	0.94	1.17
CLASS I SHARES	August 31, 2005	0.82	0.78	1.39	1.86	1.80	1.99	1.71	1.68	1.90
CLASS R6 SHARES	August 16, 2013	0.92	0.88	1.49	1.96	1.94	2.13	1.78	1.77	2.00

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable.

The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.8%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	33	9,593

Banks — 3.2%

Bank of America Corp.	653	15,484

Citigroup, Inc.	272	11,259

First Republic Bank	82	10,356

		37,099

Beverages — 1.8%

PepsiCo, Inc.	160	21,339

Biotechnology — 2.2%

AbbVie, Inc.	225	19,164

Vertex Pharmaceuticals, Inc. *	32	6,684

		25,848

Building Products — 0.7%

Allegion plc	87	8,550

Capital Markets — 1.8%

Morgan Stanley	438	21,108

Chemicals — 1.7%

Air Products and Chemicals, Inc.	25	6,768

Linde plc (United Kingdom)	61	13,433

		20,201

Commercial Services & Supplies — 1.3%

Waste Connections, Inc.	158	15,653

Electric Utilities — 2.5%

NextEra Energy, Inc.	396	28,967

Entertainment — 0.8%

Netflix, Inc. *	21	9,753

Food Products — 1.3%

Mondelez International, Inc., Class A	281	14,919

Health Care Equipment & Supplies — 4.8%

Boston Scientific Corp. *	460	15,774

Danaher Corp.	113	26,007

Zimmer Biomet Holdings, Inc.	111	14,697

		56,478

Health Care Providers & Services — 2.8%

UnitedHealth Group, Inc.	109	33,182

Hotels, Restaurants & Leisure — 1.7%

Hilton Worldwide Holdings, Inc.	83	7,262

Yum! Brands, Inc.	137	12,769

		20,031

INVESTMENTS	SHARES (000)	VALUE ($000)

Industrial Conglomerates — 2.3%

Honeywell International, Inc.	164	26,993

Interactive Media & Services — 9.5%

Alphabet, Inc., Class A *	25	40,259

Alphabet, Inc., Class C *	30	48,705

Facebook, Inc., Class A *	84	22,222

		111,186

Internet & Direct Marketing Retail — 8.5%

Amazon.com, Inc. *	31	94,060

Booking Holdings, Inc. *	3	5,598

		99,658

IT Services — 9.2%

Fidelity National Information Services, Inc.	106	13,192

Fiserv, Inc. *	121	11,561

Leidos Holdings, Inc.	83	6,864

Mastercard, Inc., Class A	141	40,638

PayPal Holdings, Inc. *	157	29,305

WEX, Inc. *	55	7,011

		108,571

Machinery — 1.7%

Stanley Black & Decker, Inc.	119	19,828

Media — 3.5%

Charter Communications, Inc., Class A *	41	24,898

Comcast Corp., Class A	370	15,632

		40,530

Pharmaceuticals — 3.4%

Bristol-Myers Squibb Co.	166	9,673

Eli Lilly and Co.	130	16,944

Merck & Co., Inc.	179	13,463

		40,080

Road & Rail — 4.6%

Norfolk Southern Corp.	118	24,708

Union Pacific Corp.	163	28,882

		53,590

Semiconductors & Semiconductor Equipment — 8.1%

Analog Devices, Inc.	77	9,079

ASML Holding NV (Registered), NYRS (Netherlands)	23	8,254

Broadcom, Inc.	59	20,751

NVIDIA Corp.	35	17,598

NXP Semiconductors NV (Netherlands)	89	12,026

Texas Instruments, Inc.	187	27,082

		94,790

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 10.5%

Microsoft Corp.	528	106,947

salesforce.com, Inc. *	68	15,804

		122,751

Specialty Retail — 5.7%

AutoZone, Inc. *	10	11,031

Home Depot, Inc. (The)	111	29,640

Lowe’s Cos., Inc.	164	25,851

		66,522

Technology Hardware, Storage & Peripherals — 5.4%

Apple, Inc.	587	63,903

Total Common Stocks (Cost $456,563)		1,171,123

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.0% (a)

Investment Companies — 0.0% (a)

JPMorgan Prime Money Market Fund Class IM Shares, 0.11% (b) (c) (Cost $123)	123	123

Total Investments — 99.8% (Cost $456,686)		1,171,246
Other Assets Less Liabilities — 0.2%		2,827

Net Assets — 100.0%		1,174,073

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 94.4% (a)

Alabama — 0.0% (b)

Alabama Public School and College Authority Series 2016-A, Rev., 4.00%, 6/1/2031	35	40

Alaska — 1.5%

Borough of Matanuska-Susitna, Goose Creek Correctional Center Project

Series 2016, Rev., 5.00%, 9/1/2024	15	17

Rev., 5.25%, 9/1/2029	3,490	4,086

Total Alaska		4,103

Arizona — 0.1%

City of San Luis Series A, Rev., AGM, 5.00%, 7/1/2025	50	60

County of Pima Rev., 3.00%, 7/1/2023	5	6

Pima County Regional Transportation Authority Series 2014, Rev., 5.00%, 6/1/2025	20	22

Pima County Unified School District No. 16 Catalina Foothills, School Improvement Projects Series 2018-B, GO, 5.00%, 7/1/2028	10	12

Salt River Project Agricultural Improvement & Power District, Electric System Series A, Rev., 5.00%, 1/1/2028	185	240

Town of Queen Creek, Excise Tax Series 2016, Rev., 4.00%, 8/1/2026	25	30

Rev., 5.00%, 8/1/2029	10	12

Total Arizona		382

Arkansas — 0.0% (b)

City of Springdale Public Facilities Board Hospital, Arkansas Children’s Northwest Project Series 2016, Rev., 5.00%, 3/1/2030	10	12

California — 19.5%

Briggs Elementary School District, Election of 2014 Series B, GO, 4.00%, 8/1/2030	5	6

California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	1,000	1,130

California Infrastructure and Economic Development Bank, Bay Area Toll Bridges, First Lien Series 2003A, Rev., AGM, 5.00%, 7/1/2022 (c)	340	367

California Municipal Finance Authority, Lutheran University

Rev., 5.00%, 10/1/2029	225	267

Rev., 5.00%, 10/1/2030	225	266

Rev., 5.00%, 10/1/2031	225	265

City of Culver City, Wastewater Facilities

Series A, Rev., 4.00%, 9/1/2035	25	30

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

City of Los Angeles, Department of Water and Power, Power System

Series A, Rev., 5.00%, 1/1/2023 (c)	15	17

Series B, Rev., 5.00%, 7/1/2031	2,100	2,388

Series A, Rev., 5.00%, 7/1/2032	2,550	3,156

Series B, Rev., 5.00%, 7/1/2032	1,925	2,186

Series D, Rev., 5.00%, 7/1/2032	3,300	3,818

Series 2019-C, Rev., 5.00%, 7/1/2034	5	7

Series A, Rev., 5.00%, 7/1/2034	710	873

City of Santa Rosa, Wastewater, Capital Appreciation Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	4,750	4,674

Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-Backed Bonds Series 2015A, Rev., 5.00%, 6/1/2034	4,950	5,769

Lompoc Valley Medical Center GO, 5.00%, 8/1/2024	15	18

Long Beach Bond Finance Authority, Natural Gas Series 2007A, Rev., 5.25%, 11/15/2021	5,000	5,234

Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 8/1/2039	145	162

Los Angeles Department of Water and Power System

Series B, Rev., 5.00%, 7/1/2029	3,580	4,493

Series 2017A, Rev., 5.00%, 7/1/2033	5,000	6,163

Los Angeles Unified School District, Headquarters Building Projects Series B, COP, 5.00%, 10/1/2031	80	86

Sacramento Municipal Utility District Financing Authority, Cosumnes Project Rev., 5.00%, 7/1/2028	1,290	1,564

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2025	395	478

Series A, Rev., 5.00%, 7/1/2026	225	270

San Francisco City and County, Airport Commission, San Francisco International Airport Series 2019A, Rev., AMT, 5.00%, 5/1/2034	25	30

San Joaquin County Transportation Authority, Measure K Sales Tax Rev., 5.00%, 3/1/2030	2,000	2,503

South Placer Wastewater Authority Rev., 5.00%, 11/1/2024	10	12

State Center Community College District GO, 5.00%, 8/1/2022 (c)	1,000	1,083

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — Continued

California — continued

State of California, Various Purpose GO, 5.00%, 8/1/2030	5,370	6,323

Turlock Irrigation District, First Priority Rev., 5.00%, 1/1/2022	10	11

Westminster School District Series 2016, GO, 5.00%, 8/1/2030	5	6

Total California		53,655

Colorado — 0.9%

City of Aurora COP, 5.00%, 12/1/2031	15	19

City of Greeley COP, 4.00%, 12/1/2034	10	12

Denver Health and Hospital Authority, Healthcare

Series 2019-A, Rev., 4.00%, 12/1/2038	1,250	1,365

Series 2019-A, Rev., 4.00%, 12/1/2039	1,000	1,087

Pueblo County School District No. 70 Series 2014, COP, 3.30%, 1/15/2027	15	15

Total Colorado		2,498

Connecticut — 0.0% (b)

Town of Stafford GO, 3.00%, 8/1/2026	10	10

Delaware — 0.0% (b)

County of New Castle Series 2012B, GO, 5.00%, 7/15/2021	20	21

District of Columbia — 0.9%

District of Columbia

Series 2017A, GO, 5.00%, 6/1/2029	290	367

Series 2017A, GO, 5.00%, 6/1/2030	400	504

Series 2017A, GO, 5.00%, 6/1/2031	600	752

Series 2017A, GO, 5.00%, 6/1/2032	665	830

Total District of Columbia		2,453

Florida — 4.0%

Broward County, Water and Sewer Utility Series 2015B, Rev., 5.00%, 10/1/2030	5,000	6,042

JEA Electric System Series 2017B, Rev., 5.00%, 10/1/2033	4,000	4,859

Total Florida		10,901

Georgia — 1.2%

Albany-Dougherty Inner City Authority, Albany State University Projects Rev., 5.00%, 7/1/2032	2,000	2,522

Henry County, Water & Sewerage Authority Rev., 5.00%, 2/1/2029	125	132

Polk School District, Sales Tax GO, 5.00%, 3/1/2025	325	391

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued

State of Georgia Series 2015A, GO, 5.00%, 2/1/2025	130	156

Total Georgia		3,201

Illinois — 2.2%

City of Chicago, Motor Fuel Tax Rev., 5.00%, 1/1/2022	105	106

City of Chicago, Second Lien Waterworks Project

Rev., 5.00%, 11/1/2022	400	432

Rev., 5.00%, 11/1/2029	1,000	1,140

Du Page & Will Counties Community School District No. 204 Indian Prairie Series A, GO, AGM-CR, FGIC, 6.25%, 12/30/2021	140	150

Illinois State Toll Highway Authority Series A, Rev., 5.00%, 12/1/2022	3,000	3,279

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	750	889

Total Illinois		5,996

Indiana — 2.1%

Fort Wayne Redevelopment Authority, Harrison Square Project Rev., 5.00%, 2/1/2026	1,110	1,268

Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2026	4,050	4,464

Lake Ridge School Building Corp., First Mortgage Rev., 4.00%, 7/15/2028	125	138

Total Indiana		5,870

Iowa — 0.0% (b)

City of Bondurant Series 2020A, GO, 3.00%, 6/1/2029	100	113

Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2032	20	24

Total Iowa		137

Louisiana — 1.4%

City of Alexandria, Utilities Series 2013A, Rev., 5.00%, 5/1/2023 (c)	1,250	1,395

Lafayette Public Power Authority Rev., 5.00%, 11/1/2025	15	18

Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project Rev., 5.00%, 10/1/2027	25	32

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — Continued

Louisiana — continued

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project

Series 2020A, Rev., 5.00%, 5/15/2035	650	803

Series 2020A, Rev., 5.00%, 5/15/2036	775	953

Series 2020A, Rev., 5.00%, 5/15/2037	500	613

St. Tammany Parish Hospital Service District No. 1 Series 2018-A, Rev., 5.00%, 7/1/2032	15	19

State of Louisiana, State Highway Improvement Series 2013-A, Rev., 5.00%, 6/15/2023	40	45

Terrebonne Parish Recreation District No. 5 GO, 5.00%, 3/1/2027	20	25

Total Louisiana		3,903

Maryland — 0.0% (b)

County of Howard Series 2019-B, GO, 5.00%, 8/15/2027	15	19

County of Montgomery, Consolidated Public Improvements Series A, GO, 4.00%, 12/1/2033	5	6

Total Maryland		25

Massachusetts — 0.9%

Commonwealth of Massachusetts Series C, GO, AGM, 5.50%, 12/1/2022	200	221

Massachusetts Bay Transportation Authority Series 2006-A, Rev., 5.25%, 7/1/2031	1,500	2,120

Total Massachusetts		2,341

Michigan — 0.5%

Avondale School District GO, Q-SBLF, 5.00%, 11/1/2027	15	19

Eastern Michigan University, Board of Regents Series 2017A, Rev., 5.00%, 3/1/2033	1,000	1,188

Grand Rapids Public Schools, Unlimited Tax GO, AGM, 5.00%, 11/1/2029	5	7

Lakeview School District, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2028	10	12

Onekama Consolidated Schools GO, AGM, 4.00%, 5/1/2025	15	17

Watervliet Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2025	10	12

Wayne-Westland Community Schools Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	10	12

Total Michigan		1,267

Missouri — 1.2%

City of Springfield, Public Utility Rev., 5.00%, 8/1/2022	100	108

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Health System, Inc.

Rev., 5.00%, 11/15/2026	750	933

Rev., 5.00%, 11/15/2027	150	190

Rev., 5.00%, 11/15/2028	500	641

Rev., 5.00%, 11/15/2029	1,000	1,294

Total Missouri		3,166

Montana — 0.0% (b)

Silver Bow County School District No. 1 GO, 5.00%, 7/1/2029	5	7

Nebraska — 1.3%

Central Plains Energy Project, Gas Project, Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2042	2,550	3,465

Nevada — 0.0% (b)

County of Clark, Nevada Improvement District No. 158 5.00%, 8/1/2034	10	12

New Jersey — 5.6%

County of Morris GO, 3.00%, 2/1/2030	20	22

New Jersey Economic Development Authority, School Facilities Construction Series PP, Rev., 5.00%, 6/15/2029	5,000	5,455

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2028	3,000	3,482

New Jersey Transportation Trust Fund Authority, Transportation Program Series 2013AA, Rev., 5.00%, 6/15/2036	2,500	2,656

New Jersey Turnpike Authority Series 2017B, Rev., 4.00%, 1/1/2035	5	6

Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation Series B, Rev., AGM, Zero Coupon, 12/1/2020	195	195

Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	2,800	3,487

Township of Branchburg GO, 3.00%, 9/1/2028	40	44

Total New Jersey		15,347

New Mexico — 0.0% (b)

State of New Mexico Severance Tax Permanent Fund Series 2018A, Rev., 5.00%, 7/1/2022	25	27

New York — 21.2%

Battery Park City Authority Series 2019 B, Rev., 5.00%, 11/1/2039	3,010	3,870

City of New York, Fiscal Year 2018 Series 2018-1, GO, 5.00%, 8/1/2030	20	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — Continued

New York — continued

Corning City School District Series 2016, GO, 5.00%, 6/15/2021	15	16

County of St. Lawrence GO, AGM, 3.00%, 5/15/2034	10	11

County of Suffolk

Series B, GO, AGM, 4.00%, 10/15/2024	50	56

Series B, GO, AGM, 5.00%, 10/15/2026	25	31

East Moriches Union Free School District GO, AGM, 3.13%, 7/1/2029	25	27

Hudson Yards Infrastructure Corp., Second Indenture, Fiscal Year 2017

Series A, Rev., 5.00%, 2/15/2033	1,500	1,768

Series A, Rev., 5.00%, 2/15/2034	40	47

Island Park Union Free School District Series 2019, GO, 4.00%, 7/15/2033	40	46

Long Island Power Authority Series 2019-A, Rev., 3.00%, 9/1/2036	10	10

Metropolitan Transportation Authority

Series 2015F, Rev., 5.00%, 11/15/2025	15	16

Subseries C-1, Rev., 5.25%, 11/15/2028	5,000	5,370

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	3,000	3,574

New York City Transitional Finance Authority Building Aid, Fiscal Year 2019 Series S-2A, Rev., 5.00%, 7/15/2032	40	50

New York Convention Center Development Corp., Subordinated Lien Series 2016B, Rev., AGM-CR, Zero Coupon, 11/15/2052	10,000	3,161

New York State Dormitory Authority

Series 2018A, Rev., 5.00%, 10/1/2030	875	1,047

Series 2018A, Rev., 5.00%, 7/1/2038	3,500	4,280

New York State Dormitory Authority, State Sales Tax

Series 2017-A, Rev., 5.00%, 3/15/2028	5	6

Series 2014A, Rev., 5.00%, 3/15/2033	1,000	1,136

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution

Series 2017A, Rev., 5.00%, 6/15/2027	3,500	4,488

Series 2017A, Rev., 5.00%, 6/15/2028	2,000	2,557

New York State Thruway Authority

Series J, Rev., 5.00%, 1/1/2025	5	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York State Thruway Authority, Junior Lien Series 2016-A, Rev., 5.00%, 1/1/2025	25	29

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2017C, Rev., 5.00%, 3/15/2027	5,475	6,871

Port Authority of New York & New Jersey, Consolidated Series 194, Rev., 5.00%, 10/15/2041	6,500	7,520

Rensselaer City School District Series 2016, COP, AGM, 5.00%, 6/1/2028	400	490

Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series A, Rev., 5.00%, 10/15/2031	1,890	2,213

Syracuse Industrial Development Agency, School District Series 2019-A, Rev., 4.00%, 5/1/2034	10	12

Utility Debt Securitization Authority

Series 2013TE, Rev., 5.00%, 12/15/2028	4,000	4,561

Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,792

Village of Stewart Manor, Public Improvement

GO, 5.00%, 8/1/2026	20	25

GO, 4.00%, 8/1/2028	20	24

Wellsville Central School District GO, AGM, 5.00%, 6/15/2023	20	22

West Genesee Central School District Series 2013-A, GO, 3.00%, 6/15/2021	15	15

Total New York		58,172

North Carolina — 0.6%

City of Sanford, Enterprise System Rev., 5.00%, 6/1/2031	570	743

Mecklenburg County Public Facilities Corp. Rev., 5.00%, 2/1/2026	10	12

North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien Rev., AGM, 5.00%, 1/1/2029	700	850

University of North Carolina at Greensboro Rev., 4.00%, 4/1/2035	10	12

Total North Carolina		1,617

Ohio — 0.5%

City of Washington Court House, Various Purpose GO, 4.00%, 12/1/2020	15	15

State of Ohio, Capital Facilities Lease Appropriation Series 2018A, Rev., 5.00%, 4/1/2028	1,020	1,323

Total Ohio		1,338

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — Continued

Oklahoma — 1.5%

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	250	272

Rev., 5.00%, 10/1/2023	180	203

Rev., 5.00%, 10/1/2025	500	606

Rev., 5.00%, 10/1/2026	500	621

Oklahoma Turnpike Authority, Turnpike System, Second Senior Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,360

Total Oklahoma		4,062

Oregon—1.4%

City of Portland, Second Lien Sewer System Series B, Rev., 4.00%, 10/1/2036	2,180	2,372

County of Marion GO, AMBAC, 5.50%, 6/1/2023	100	113

Linn & Benton Counties, School District No. 8J, Greater Albany GO, 5.00%, 6/15/2030	500	630

Tri-County Metropolitan Transportation District of Oregon Series 2017-A, Rev., 5.00%, 10/1/2023	50	57

Washington Counties, Hillsborough School District No. 1J GO, 5.00%, 6/15/2027	570	730

Total Oregon		3,902

Pennsylvania — 3.5%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2027	350	394

Rev., 5.00%, 11/1/2028	450	502

Rev., 5.00%, 11/1/2029	150	166

Rev., 5.00%, 11/1/2030	150	166

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Rev., 5.00%, 6/1/2024	500	578

Rev., 5.00%, 6/1/2025	630	753

Rev., 5.00%, 6/1/2026	380	467

Rev., 5.00%, 6/1/2027	500	629

Rev., 5.00%, 6/1/2028	880	1,130

Rev., 5.00%, 6/1/2029	380	483

County of Lancaster Series 2016-A, GO, 4.00%, 5/1/2026	15	17

County of Montgomery Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2043	2,000	2,140

Fairview School District Series A, GO, 4.00%, 2/1/2028	10	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Sayre Health Care Facilities Authority, Guthrie Health Issue Rev., (ICE LIBOR USD 3 Month + 0.78%), 0.95%, 12/1/2020 (d)	2,275	2,263

Total Pennsylvania		9,699

Rhode Island — 0.0% (b)

Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2016A, Rev., 5.00%, 10/1/2029	10	12

South Carolina — 0.0% (b)

City of Charleston, Waterworks & Sewer System Rev., 5.00%, 1/1/2028	15	18

Spartanburg County Tourist Public Facilities Corp.

COP, 4.00%, 4/1/2028	10	12

Total South Carolina		30

Tennessee — 3.8%

Metropolitan Government Nashville and Davidson County Health and Educational Facilities, The Blakeford at Green Hills Corp. Series 2020A, Rev., 4.00%, 11/1/2038 (e)	1,305	1,305

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (f)	8,000	9,094

Total Tennessee		10,399

Texas — 11.8%

Bexar County Hospital District GO, 4.00%, 2/15/2035	10	11

City of Houston, Airport System Subordinate Lien Series 2011B, Rev., 5.00%, 7/1/2021 (c)	3,000	3,093

City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (c)	5,550	8,318

City of Houston, Public Improvement Series 2014A, GO, 5.00%, 3/1/2030	4,000	4,569

City of Portland GO, 3.00%, 8/15/2029	100	113

City of San Antonio, General Improvement GO, 5.00%, 8/1/2021 (c)	700	725

County of El Paso GO, 5.00%, 2/15/2032	1,490	1,834

Crandall Independent School District Series 2012A, GO, PSF-GTD, Zero Coupon, 8/15/2026	2,140	1,847

North Texas Tollway Authority System, First Tier

Series 2017A, Rev., 5.00%, 1/1/2026	200	219

Series 2017A, Rev., 5.00%, 1/1/2027	550	668

Series 2017A, Rev., 5.00%, 1/1/2030	360	430

Series 2017A, Rev., 5.00%, 1/1/2035	600	720

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — Continued

Texas — continued

North Texas Tollway Authority System, Second Tier

Series 2017B, Rev., 5.00%, 1/1/2026	150	164

Series 2017B, Rev., 5.00%, 1/1/2027	300	364

Series 2017B, Rev., 5.00%, 1/1/2030	400	475

San Jacinto College District, Limited Tax Series 2019-A, GO, 5.00%, 2/15/2029	120	157

Trinity River Authority, Walker-Calloway System

Rev., 5.00%, 2/1/2026	275	337

Rev., 5.00%, 2/1/2027	290	364

Rev., 5.00%, 2/1/2028	305	392

Rev., 5.00%, 2/1/2029	320	408

Rev., 5.00%, 2/1/2030	340	430

Rev., 5.00%, 2/1/2031	355	446

Tyler Independent School District GO, PSF-GTD, 5.00%, 2/15/2028	175	220

University of Texas System (The), Board of Regents, Financing System Series 2014B, Rev., 5.00%, 8/15/2026	5,000	6,268

Total Texas		32,572

Utah — 0.7%

University of Utah (The) Series 2019-A, Rev., 5.00%, 8/1/2035	500	645

Utah Infrastructure Agency Telecommunications and Franchise Tax Rev., 4.00%, 10/15/2025 (c)	250	294

Weber Basin Water Conservancy District

Series 2017B, Rev., 5.00%, 10/1/2030	250	316

Series 2017B, Rev., 5.00%, 10/1/2031	470	590

Total Utah		1,845

Virginia — 0.6%

Henrico County Economic Development Authority, Westminster Canterbury Richmond Rev., 4.00%, 10/1/2040 (e)	330	358

Virginia Small Business Financing Authority, The Obligated Group of National Senior Campuses, Inc. Series 2020A, Rev., 5.00%, 1/1/2034	1,200	1,423

Total Virginia		1,781

Washington — 5.2%

Energy Northwest Rev., 5.00%, 7/1/2026	10	12

Port of Seattle, Intermediate Lien

Series 2015B, Rev., 5.00%, 3/1/2033	3,750	4,229

Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,125

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

State of Washington Series R-2018C, GO, 5.00%, 8/1/2034	900	1,128

Washington Health Care Facilities Authority, Providence St. Joseph Health

Series 2018B, Rev., 5.00%, 10/1/2025	1,250	1,501

Series 2018B, Rev., 5.00%, 10/1/2026	1,500	1,840

Series 2018B, Rev., 5.00%, 10/1/2027	2,500	3,140

Washington State Housing Finance Commission, Rockwood Retirement Communities Project, Tax-Exempt Series 2020A, Rev., 5.00%, 1/1/2041	1,415	1,423

Total Washington		14,398

Wisconsin — 0.3%

Public Finance Authority, The Carmelite System, Inc., Obligated Group Rev., 3.25%, 1/1/2029 (e)	860	910

Total Municipal Bonds (Cost $240,547)		259,576

	SHARES (000)
Short-Term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.07% (g) (h) (Cost $6,610)	6,606	6,610

Total Investments — 96.8% (Cost $247,157)		266,186
Other Assets Less Liabilities — 3.2%		8,707

NET ASSETS — 100.0%		274,893

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2020.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2020.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of October 31, 2020.

Futures contracts outstanding as of October 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury Long Bond	49	12/2020	USD	8,430	(202)

Short Contracts
U.S. Treasury 10 Year Note	(59)	12/2020	USD	(8,149)	74
U.S. Treasury Ultra Bond	(12)	12/2020	USD	(2,567)	97

					171

					(31)

Abbreviations
USD	United States Dollar

Centrally Cleared Inflation-linked swap contracts outstanding as of October 31, 2020 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	0.36% at termination	Receive	3/24/2025	USD	57,000	3,521
CPI-U at termination	0.57% at termination	Receive	4/1/2025	USD	12,700	649
CPI-U at termination	0.83% at termination	Receive	4/7/2025	USD	9,717	369
CPI-U at termination	1.23% at termination	Receive	3/17/2030	USD	7,438	505
CPI-U at termination	1.24% at termination	Receive	3/17/2030	USD	20,709	1,396
CPI-U at termination	1.39% at termination	Receive	6/29/2025	USD	6,376	173
CPI-U at termination	1.74% at termination	Receive	11/3/2025	USD	3,830	—
CPI-U at termination	1.75% at termination	Receive	11/2/2025	USD	14,831	8
CPI-U at termination	1.76% at termination	Receive	10/30/2025	USD	29,273	2
CPI-U at termination	1.78% at termination	Receive	10/2/2025	USD	6,459	6
CPI-U at termination	1.78% at termination	Receive	11/3/2025	USD	3,031	—
CPI-U at termination	1.86% at termination	Receive	8/10/2030	USD	1,218	26
CPI-U at termination	1.93% at termination	Receive	10/2/2030	USD	5,592	36

						6,691

CPI-U at termination	1.78% at termination	Receive	10/28/2025	USD	12,921	(10)
CPI-U at termination	1.79% at termination	Receive	10/28/2025	USD	10,873	(14)
CPI-U at termination	1.81% at termination	Receive	10/27/2025	USD	8,788	(20)
CPI-U at termination	1.84% at termination	Receive	10/26/2025	USD	10,283	(41)
CPI-U at termination	2.00% at termination	Receive	3/11/2025	USD	13,293	(269)

						(354)

						6,337

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a)	Value of floating rate index at October 31, 2020 was 2.60%.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,171,123		$259,576
Investments in affiliates, at value	123		6,610
Cash	827		65
Deposits at broker for futures contracts	—		87
Deposits at broker for centrally cleared swaps	—		8,763
Receivables:
Investment securities sold	1,638		—
Fund shares sold	935		35
Interest and dividends from non-affiliates	1,048		2,915
Dividends from affiliates	—	(a)	1

Total Assets	1,175,694		278,052

LIABILITIES:
Payables:
Investment securities purchased — delayed delivery securities	—		2,573
Fund shares redeemed	996		102
Variation margin on futures contracts	—		14
Variation margin on centrally cleared swaps	—		237
Accrued liabilities:
Investment advisory fees	362		32
Administration fees	75		—
Distribution fees	15		10
Service fees	70		25
Custodian and accounting fees	6		40
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)
Other	97		126

Total Liabilities	1,621		3,159

Net Assets	$1,174,073		$274,893

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$302,221	$385,605
Total distributable earnings (loss)	871,852	(110,712)

Total Net Assets	$1,174,073	$274,893

Net Assets:
Class A	$29,515	$35,094
Class C	12,499	2,859
Class I	634,799	214,709
Class R6	497,260	22,231

Total	$1,174,073	$274,893

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	731	3,851
Class C	314	315
Class I	15,621	23,509
Class R6	12,235	2,435
Net Asset Value (a):
Class A — Redemption price per share	$40.37	$9.11
Class C — Offering price per share (b)	39.86	9.09
Class I — Offering and redemption price per share	40.64	9.13
Class R6 — Offering and redemption price per share	40.64	9.13
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$42.61	$9.46

Cost of investments in non-affiliates	$456,563	$240,547
Cost of investments in affiliates	123	6,610

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$13,491
Interest income from affiliates	— (a)	10
Dividend income from non-affiliates	16,825	—
Dividend income from affiliates	42	47

Total investment income	16,867	13,548

EXPENSES:
Investment advisory fees	4,196	1,714
Administration fees	899	367
Distribution fees:
Class A	66	91
Class C	92	44
Service fees:
Class A	66	91
Class C	31	15
Class I	1,537	805
Custodian and accounting fees	38	119
Interest expense to affiliates	—	6
Professional fees	68	111
Trustees’ and Chief Compliance Officer’s fees	29	27
Printing and mailing costs	89	8
Registration and filing fees	82	74
Transfer agency fees (See Note 2.H.)	22	9
Other	27	17

Total expenses	7,242	3,498

Less fees waived	(1,034)	(1,044)
Less expense reimbursements	(5)	—

Net expenses	6,203	2,454

Net investment income (loss)	10,664	11,094

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	192,586	29,274
Investments in affiliates	(6)	(3)
Swaps	—	(44,134)

Net realized gain (loss)	192,580	(14,863)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	355	(29,443)
Investments in affiliates	—	— (a)
Futures contracts	—	(31)
Swaps	—	27,677

Change in net unrealized appreciation/depreciation	355	(1,797)

Net realized/unrealized gains (losses)	192,935	(16,660)

Change in net assets resulting from operations	$203,599	$(5,566)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,664	$14,058	$11,094	$22,506
Net realized gain (loss)	192,580	88,126	(14,863)	(20,583)
Change in net unrealized appreciation/depreciation	355	66,019	(1,797)	27,565

Change in net assets resulting from operations	203,599	168,203	(5,566)	29,488

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,704)	(899)	(765)	(838)
Class C	(712)	(362)	(92)	(260)
Class I	(40,616)	(43,309)	(7,584)	(10,392)
Class R6	(43,866)	(5,174)	(3,012)	(11,582)

Total distributions to shareholders	(86,898)	(49,744)	(11,453)	(23,072)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(217,118)	(245,851)	(456,922)	(309,257)

NET ASSETS:
Change in net assets	(100,417)	(127,392)	(473,941)	(302,841)
Beginning of period	1,274,490	1,401,882	748,834	1,051,675

End of period	$1,174,073	$1,274,490	$274,893	$748,834

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,701	$5,356	$10,870	$19,087
Distributions reinvested	1,701	898	717	811
Cost of shares redeemed	(7,837)	(8,379)	(15,395)	(13,239)

Change in net assets resulting from Class A capital transactions	$1,565	$(2,125)	$(3,808)	$6,659

Class C
Proceeds from shares issued	$2,778	$1,868	$410	$1,028
Distributions reinvested	711	362	71	199
Cost of shares redeemed	(3,562)	(4,064)	(5,805)	(11,318)

Change in net assets resulting from Class C capital transactions	$(73)	$(1,834)	$(5,324)	$(10,091)

Class I
Proceeds from shares issued	$172,254	$104,970	$77,698	$152,860
Distributions reinvested	39,560	42,748	5,598	7,702
Cost of shares redeemed	(227,978)	(932,134)	(243,517)	(189,974)

Change in net assets resulting from Class I capital transactions	$(16,164)	$(784,416)	$(160,221)	$(29,412)

Class R6
Proceeds from shares issued	$37,291	$698,978	$11,319	$14,869
Distributions reinvested	43,746	5,168	2,990	11,527
Cost of shares redeemed	(283,483)	(161,622)	(301,878)	(302,809)

Change in net assets resulting from Class R6 capital transactions	$(202,446)	$542,524	$(287,569)	$(276,413)

Total change in net assets resulting from capital transactions	$(217,118)	$(245,851)	$(456,922)	$(309,257)

SHARE TRANSACTIONS:
Class A
Issued	207	159	1,186	2,056
Reinvested	47	28	79	88
Redeemed	(219)	(255)	(1,722)	(1,431)

Change in Class A Shares	35	(68)	(457)	713

Class C
Issued	78	54	45	112
Reinvested	20	12	8	21
Redeemed	(96)	(122)	(644)	(1,225)

Change in Class C Shares	2	(56)	(591)	(1,092)

Class I
Issued	4,986	3,100	8,488	16,503
Reinvested	1,082	1,324	615	830
Redeemed	(6,285)	(29,095)	(27,090)	(20,535)

Change in Class I Shares	(217)	(24,671)	(17,987)	(3,202)

Class R6
Issued	1,011	22,042	1,206	1,596
Reinvested	1,196	146	321	1,244
Redeemed	(7,529)	(4,631)	(33,179)	(32,639)

Change in Class R6 Shares	(5,322)	17,557	(31,652)	(29,799)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Year Ended October 31, 2020	$36.83	$0.17		$5.79	$5.96	$(0.18)	$(2.24)	$(2.42)
Year Ended October 31, 2019	33.50	0.23		4.28	4.51	(0.25)	(0.93)	(1.18)
Year Ended October 31, 2018	34.41	0.17		1.46	1.63	(0.18)	(2.36)	(2.54)
Year Ended October 31, 2017	28.82	0.17		6.87	7.04	(0.19)	(1.26)	(1.45)
Year Ended October 31, 2016	29.60	0.20		0.47	0.67	(0.22)	(1.23)	(1.45)

Class C
Year Ended October 31, 2020	36.42	(0.02)		5.74	5.72	(0.04)	(2.24)	(2.28)
Year Ended October 31, 2019	33.17	0.07		4.22	4.29	(0.11)	(0.93)	(1.04)
Year Ended October 31, 2018	34.13	—	(f)	1.44	1.44	(0.04)	(2.36)	(2.40)
Year Ended October 31, 2017	28.62	0.01		6.83	6.84	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2016	29.43	0.06		0.46	0.52	(0.10)	(1.23)	(1.33)

Class I
Year Ended October 31, 2020	37.05	0.32		5.84	6.16	(0.33)	(2.24)	(2.57)
Year Ended October 31, 2019	33.67	0.40		4.28	4.68	(0.37)	(0.93)	(1.30)
Year Ended October 31, 2018	34.57	0.32		1.45	1.77	(0.31)	(2.36)	(2.67)
Year Ended October 31, 2017	28.94	0.31		6.91	7.22	(0.33)	(1.26)	(1.59)
Year Ended October 31, 2016	29.70	0.34		0.46	0.80	(0.33)	(1.23)	(1.56)

Class R6
Year Ended October 31, 2020	37.06	0.37		5.82	6.19	(0.37)	(2.24)	(2.61)
Year Ended October 31, 2019	33.68	0.38		4.33	4.71	(0.40)	(0.93)	(1.33)
October 1, 2018 (g) through October 31, 2018	37.04	0.01		(3.37)	(3.36)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$40.37	16.96%	$29,515	0.95%	0.45%	0.96%	19%
36.83	13.99	25,640	0.96	0.67	0.98	14
33.50	4.83	25,594	0.96	0.50	0.96	38
34.41	25.25	20,140	0.99	0.53	0.99	28
28.82	2.47	13,971	1.03	0.71	1.03	41

39.86	16.40	12,499	1.45	(0.05)	1.46	19
36.42	13.42	11,345	1.44	0.19	1.46	14
33.17	4.31	12,197	1.46	(0.01)	1.47	38
34.13	24.65	8,988	1.48	0.04	1.48	28
28.62	1.95	5,729	1.52	0.21	1.52	41

40.64	17.47	634,799	0.55	0.85	0.71	19
37.05	14.45	586,825	0.55	1.16	0.71	14
33.67	5.26	1,364,073	0.55	0.91	0.70	38
34.57	25.82	1,244,869	0.55	0.99	0.65	28
28.94	2.94	1,068,546	0.55	1.19	0.56	41

40.64	17.57	497,260	0.44	0.98	0.45	19
37.06	14.55	650,680	0.44	1.08	0.46	14
33.68	(9.07)	18	0.44	0.31	0.48	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)
JPMorgan Tax Aware Real Return Fund
Class A
Year Ended October 31, 2020	$9.25	$0.18	$(0.13)	$0.05	$(0.19)	$9.11	0.57%
Year Ended October 31, 2019	9.19	0.22	0.07	0.29	(0.23)	9.25	3.14
Year Ended October 31, 2018	9.46	0.23	(0.26)	(0.03)	(0.24)	9.19	(0.36)
Year Ended October 31, 2017	9.59	0.23	(0.13)	0.10	(0.23)	9.46	1.12
Year Ended October 31, 2016	9.49	0.24	0.10	0.34	(0.24)	9.59	3.64

Class C
Year Ended October 31, 2020	9.23	0.14	(0.14)	— (d)	(0.14)	9.09	0.04
Year Ended October 31, 2019	9.17	0.17	0.07	0.24	(0.18)	9.23	2.60
Year Ended October 31, 2018	9.43	0.18	(0.25)	(0.07)	(0.19)	9.17	(0.76)
Year Ended October 31, 2017	9.57	0.19	(0.14)	0.05	(0.19)	9.43	0.50
Year Ended October 31, 2016	9.47	0.18	0.10	0.28	(0.18)	9.57	2.98

Class I
Year Ended October 31, 2020	9.27	0.20	(0.13)	0.07	(0.21)	9.13	0.82
Year Ended October 31, 2019	9.21	0.24	0.07	0.31	(0.25)	9.27	3.38
Year Ended October 31, 2018	9.48	0.26	(0.27)	(0.01)	(0.26)	9.21	(0.10)
Year Ended October 31, 2017	9.61	0.26	(0.13)	0.13	(0.26)	9.48	1.35
Year Ended October 31, 2016	9.51	0.26	0.11	0.37	(0.27)	9.61	3.89

Class R6
Year Ended October 31, 2020	9.27	0.23	(0.15)	0.08	(0.22)	9.13	0.92
Year Ended October 31, 2019	9.21	0.25	0.07	0.32	(0.26)	9.27	3.49
Year Ended October 31, 2018	9.48	0.27	(0.27)	— (d)	(0.27)	9.21	0.00 (e)
Year Ended October 31, 2017	9.61	0.26	(0.12)	0.14	(0.27)	9.48	1.47
Year Ended October 31, 2016	9.51	0.27	0.11	0.38	(0.28)	9.61	3.99

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$35,094	0.75%	1.96%	1.01%	12%
39,846	0.76	2.32	0.99	4
33,051	0.74	2.47	0.98	30
56,720	0.73	2.47	0.97	20
47,268	0.75	2.50	0.98	7

2,859	1.25	1.50	1.51	12
8,353	1.26	1.85	1.48	4
18,315	1.24	1.97	1.48	30
26,545	1.23	1.98	1.49	20
33,016	1.40	1.85	1.50	7

214,709	0.50	2.24	0.75	12
384,626	0.51	2.58	0.73	4
411,760	0.49	2.72	0.73	30
323,320	0.48	2.74	0.65	20
1,144,534	0.50	2.75	0.57	7

22,231	0.40	2.48	0.49	12
316,009	0.41	2.70	0.48	4
588,549	0.39	2.82	0.48	30
1,112,857	0.38	2.75	0.47	20
197,981	0.40	2.84	0.46	7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,171,246	$—	$—	$1,171,246

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$259,576	$—	$259,576
Short-Term Investments
Investment Companies	6,610	—	—	6,610

Total Investments in Securities	$6,610	$259,576	$—	$266,186

Appreciation in Other Financial Instruments
Futures Contracts	$171	$—	$—	$171
Swaps	—	6,691	—	6,691

Total Appreciation in Other Financial Instruments	$171	$6,691	$—	$6,862

Depreciation in Other Financial Instruments
Futures Contracts	$(202)	$—	$—	$(202)
Swaps	—	(354)	—	(354)

Total Depreciation in Other Financial Instruments	$(202)	$(354)	$—	$(556)

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Tax Aware Real Return Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

Tax Aware Real Return Fund had delayed delivery securities outstanding as of October 31, 2020, which are shown as a Payable for Investment securities purchased — delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at October 31, 2020 are detailed on the SOI.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the year ended October 31, 2020.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Tax Aware Equity Fund

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.11% (a)(b)	$1,620	$219,832	$221,323	$(6)	$—	$123	123	$42	$—

Tax Aware Real Return Fund

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2020	Shares at October 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.07% (a)(b)	$9,622	$381,986	$384,995	$(3)	$—	(c)	$6,610	6,606	$47	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2020.
(c)	Amount rounds to less than one thousand.

E. Futures Contracts — Tax Aware Real Return Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2020 (amounts in thousands):

	Tax Aware Real Return Fund
Futures Contracts — Interest Rate:
Average Notional Balance Long	$8,531	(a)
Average Notional Balance Short	10,802	(a)
Ending Notional Balance Long	8,430
Ending Notional Balance Short	10,716

(a)	For the period September 1, 2020 through October 31, 2020.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s OTC swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Inflation-Linked Swaps

Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2020 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$414,388
Ending Notional Balance — Pays Fixed Rate	234,332

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2020 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class R6	Total
Tax Aware Equity Fund
Transfer agency fees	$2	$1		$14	$5	$22
Tax Aware Real Return Fund
Transfer agency fees	1	—	(a)	4	4	9

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Tax Aware Equity Fund	$32,269	$—	$(32,269)
Tax Aware Real Return Fund	255	415	(670)

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

The reclassifications for the Funds relate primarily to tax equalization and investments in swaps.

K. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$9	$—	(a)
Tax Aware Real Return Fund	1	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	n/a	n/a	0.55%	0.44%
Tax Aware Real Return Fund	0.75%	1.25%	0.50	0.40

The expense limitation agreements were in effect for the year ended October 31, 2020 and are in place until at least February 28, 2021.

For the year ended October 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Tax Aware Equity Fund	$92	$61	$875	$1,028	$5
Tax Aware Real Return Fund	314	195	524	1,033	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2020 were as follows (amounts in thousands):

Tax Aware Equity Fund	$6
Tax Aware Real Return Fund	11

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$230,687	$525,288
Tax Aware Real Return Fund	58,047	509,747

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

During the year ended October 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$457,880	$716,328	$2,962	$713,366
Tax Aware Real Return Fund	247,125	26,295	928	25,367

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$10,872	$—	$76,026	$86,898
Tax Aware Real Return Fund	128	11,325	—	11,453

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$13,909	$—	$35,835	$49,744
Tax Aware Real Return Fund	3	23,069	—	23,072

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Tax Exempt Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$944	—	$157,607	$713,366
Tax Aware Real Return Fund	—	60	(136,069)	25,367

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31, 2020, the following Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$136,069	$—
6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The Funds had no borrowings outstanding from another fund at October 31, 2020. Average borrowings from the Facility during the year ended October 31, 2020, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Tax Aware Real Return Fund	$3,258	1.83%	5	$1

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended October 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	51.3%	1	27.0%
Tax Aware Real Return Fund	1	26.5	2	43.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	39

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

(1)

Mr. Marshall is retiring from the Board of Trustees effective the close of business on December 31, 2020. The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	41

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2020, and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,166.80	$5.12	0.94%
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,163.90	7.89	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class I
Actual	1,000.00	1,169.30	3.00	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	1,169.60	2.40	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,074.40	3.91	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	1,071.70	6.51	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class I
Actual	1,000.00	1,075.60	2.61	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R6
Actual	1,000.00	1,077.40	2.04	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc. , independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of the Tax Aware Real Return Fund, as compared to the Fund’s objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase

Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For the Tax Aware Real Return Fund, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of the Fund across various risk and return metrics including tracking error, volatility, total/excess return versus various indices and customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/ performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2019, and in the third, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that performance for the Class I shares was in the third, second and first quintiles based upon both the Peer Group and Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that performance for Class R6 shares was in the third quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Tax Aware Real Return Fund’s performance for Class A shares was in the fifth quintile for each of the one-, three-, and five-year periods ended December 31, 2019, based upon both the Peer Group and Universe. The Trustees noted that performance for Class I shares was in the fifth quintile based upon the Universe for the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that performance for Class R6 shares was in the fifth quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2019, and in the fourth, fifth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019,

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon the Universe, and that the actual total expenses for Class I shares were in the fourth quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2020	J.P. MORGAN TAX AWARE FUNDS	47

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2020:

Dividends Received Deduction
JPMorgan Tax Aware Equity Fund	100.00%

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2020 (amounts in thousands):

Long-Term Capital Gain
JPMorgan Tax Aware Equity Fund	$108,295

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Tax Aware Equity Fund	$10,872

Tax-Exempt Income

The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2019 (amount in thousands):

Exempt Distributions Paid
JPMorgan Tax Aware Real Return Fund	11,325

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. October 2020.	AN-TA-1020

Annual Report

J.P. Morgan Funds

October 31, 2020

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

DECEMBER 10, 2020 (Unaudited)

Dear Shareholders,

Even as the pandemic fueled deep uncertainty over the past year, global financial markets proved to be resilient with unprecedented support from central banks and broad investor optimism over advances in global efforts to end the pandemic. Over the twelve months ended October 31, 2020, equity prices in the U.S. and emerging markets generally led a broad but uneven recovery from lows reached in the first quarter of 2020. For the period, the S&P 500 Index returned 9.71%, the MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%.

“We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment.” — Andrea L. Lisher

The period began with upward momentum in global equity markets but by the end of March 2020, investors responded to the emerging pandemic with a broad sell-off that fed a sharp spike in financial market volatility. The swift response of leading central banks to seek to ensure market liquidity brought some calm to financial markets and in the following months equity prices began to recover. Though the full economic impact of the pandemic remains unknown, investors have appeared to focus on specific efforts to contain Covid-19 and the timeline for the potential availability of vaccines against the virus.

Throughout this period, J.P. Morgan Asset Management has quickly adapted to unique challenges and has continued to operate utilizing the same fundamental practices and principles that have driven our success. We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment. On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2020	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

While global financial markets largely entered the reporting period with support from an improving economic and trade outlook, the economic shock of the pandemic response sparked a drop in global asset prices and a spike in market volatility in the first quarter of 2020. Rapid interventions by the world’s central banks helped to calm investors and set the stage for general but uneven recovery in financial markets.

The final months of 2019 were marked by rising prices for global equity - led by U.S. markets – driven partly by gains in U.S. and European manufacturing and an initial U.S.-China agreement to lower trade barriers. Amid already low interest rates, the U.S. Federal Reserve (the “Fed”) declined to cut rates further at its December meeting.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets across the globe. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices generally fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets. For the twelve months ended October 31, 2020, MSCI World Index returned 4.36%, the Bloomberg Barclays Global Aggregate Index returned 5.63% and the Bloomberg Barclays US Aggregate returned 6.19%.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2020

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.19%
MSCI World Index (net of foreign withholding taxes)	4.36%
Bloomberg Barclays Global Aggregate Index (Unhedged USD)	5.63%
Global Allocation Composite Benchmark	5.39%

Net Assets as of 10/31/2020 (In Thousands)	$3,629,166

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2020, the Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”), the Bloomberg Barclays Global Aggregate Index (Unhedged USD) and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index.

During the reporting period, the Fund’s allocation to government bonds in the U.S. and elsewhere was a leading contributor to performance relative to the Benchmark, which is an equity index and holds no bonds.

Relative to the Composite Benchmark, the Fund’s allocations to corporate and non-corporate bonds, including U.S. high yield bonds (also known as “junk bonds”) and non-agency securitized credit, were leading detractors from performance, mainly due to sharp sell-offs in those assets in March 2020.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers increased the overall equity allocation, specifically preferring emerging markets equity. Following the U.S. Federal Reserve’s commitment in February to purchase debt securities in primary and secondary markets to bolster liquidity and the continued flow of credit, the portfolio managers increased the Fund’s allocation to U.S. investment grade corporate bonds, which generally provided higher yields than government bonds. The Fund also continued to hold non-U.S. government bonds and U.S. Treasury futures.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO***
1.	U.S. Treasury Notes, 2.50%, 1/31/2021	1.8%
2.	Microsoft Corp.	1.0
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1.0
4.	Tencent Holdings Ltd. (China)	0.9
5.	Amazon.com, Inc.	0.9
6.	Alibaba Group Holding Ltd. (China)	0.9
7.	Apple, Inc.	0.8
8.	Nestle SA (Registered) (Switzerland)	0.8
9.	Samsung Electronics Co. Ltd. (South Korea)	0.8
10.	Alphabet, Inc., Class C	0.6

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO****
1.	Varian Medical Systems, Inc.	19.8%
2.	National General Holdings Corp.	16.3
3.	SPDR S&P 500 ETF Trust	16.0
4.	Sirius XM Holdings, Inc.	13.7
5.	Acacia Communications, Inc.	13.5
6.	Walgreens Boots Alliance, Inc.	5.4
7.	Host Hotels & Resorts, Inc.	5.0
8.	CVS Health Corp.	3.1
9.	Exelon Corp.	1.5
10.	Consolidated Edison, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	50.9%
Corporate Bonds	26.6
Foreign Government Securities	6.9
Commercial Mortgage-Backed Securities	2.7
Collateralized Mortgage Obligations	2.3
U.S. Treasury Obligations	1.8
Asset-Backed Securities	1.1
Others (each less than 1.0%)	0.7
Short-Term Investments	7.0

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	84.0%
Exchange-Traded Funds	16.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge*		(0.76)%	4.57%	4.98%
Without Sales Charge		3.94	5.54	5.50
CLASS C SHARES	May 31, 2011
With CDSC**		2.39	5.02	5.05
Without CDSC		3.39	5.02	5.05
CLASS I SHARES	May 31, 2011	4.19	5.81	5.77
CLASS R2 SHARES	May 31, 2011	3.55	5.21	5.20
CLASS R3 SHARES	October 1, 2018	3.85	5.49	5.47
CLASS R4 SHARES	October 1, 2018	4.13	5.76	5.74
CLASS R5 SHARES	October 1, 2018	4.23	5.82	5.77
CLASS R6 SHARES	November 1, 2017	4.34	5.89	5.81

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark from May 31, 2011 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged

OCTOBER 31, 2020	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD). The Bloomberg Barclays Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2020

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(0.91)%
MSCI World Index (net of foreign withholding taxes)	4.36%
Bloomberg Barclays U.S. Aggregate Index	6.19%
Income Builder Composite Benchmark	5.72%

Net Assets as of 10/31/2020 (In Thousands)	$12,069,418

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2020, the Fund’s Class A Shares, without a sales charge, underperformed the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index.

The Fund’s allocations to global equity and non-government bonds were leading detractors from performance relative to the MSCI World Index, which is an equity index and holds no bonds.

Relative to the Bloomberg Barclays U.S. Aggregate Index, which primarily contains U.S. government bonds, the Fund’s allocations to U.S. high yield bonds (also known as “junk bonds”) and non-agency securitized credit detracted from performance due sharp sell-offs in those sectors in March 2020.

Relative to the Composite Index, the Fund’s higher allocations to international developed market equity and global real estate investment trusts detracted from performance. The Fund’s allocation to both corporate and non-corporate credit, including high yield and non-agency securitized credit, helped relative performance over the reporting period.

HOW WAS THE FUND POSITIONED?

From the start of 2020, the Fund’s portfolio managers reduced the Fund’s overall equity exposure but maintained a bias toward U.S. equity. In March 2020, the Fund’s managers initiated a covered call position in the form of an equity-linked note for the S&P 500 in an effort to increase Fund income amid record high volatility in U.S. equity markets. The Fund’s managers also expanded the U.S. equity allocation to the Russell 2000 Index. Following the U.S. Federal Reserve’s commitment to purchase debt securities in primary and secondary markets, the portfolio managers increased the Fund’s allocation to U.S. investment grade corporate bonds, which generally provided higher yields than government bonds during the reporting period. The Fund also continued to hold non-U.S. government bonds and U.S. Treasury futures.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	UBS AG, ELN, 7.00%, 11/20/2020, (linked to Russell 2000 Index)	2.1%
2.	Goldman Sachs International, ELN, 8.00%, 12/11/2020, (linked to Russell 2000 Index)	2.1
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	0.7
4.	Prologis, Inc., REIT.	0.6
5.	Texas Instruments, Inc.	0.5
6.	Verizon Communications, Inc.	0.5
7.	Bristol-Myers Squibb Co.	0.5
8.	Roche Holding AG (Switzerland)	0.5
9.	Coca-Cola Co. (The)	0.5
10.	Merck & Co., Inc.	0.4

PORTFOLIO COMPOSITION***
Corporate Bonds	38.1%
Common Stocks	32.7
Collateralized Mortgage Obligations	6.1
Equity-Linked Notes	4.2
Asset-Backed Securities	3.5
Commercial Mortgage-Backed Securities	2.3
Loan Assignments	2.3
Convertible Bonds	1.6
Foreign Government Securities	1.5
Others (each less than 1.0%)	2.1
Short-Term Investments	5.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge*		(5.40)%	3.71%	4.95%
Without Sales Charge		(0.91)	4.67	5.43
CLASS C SHARES	May 31, 2007
With CDSC**		(2.42)	4.15	5.01
Without CDSC		(1.42)	4.15	5.01
CLASS I SHARES	May 31, 2007	(0.76)	4.81	5.59
CLASS R6 SHARES	November 1, 2017	(0.68)	4.87	5.62

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2020

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 101.5%
Common Stocks — 51.6%

Australia — 1.0%

Afterpay Ltd. *	6	404

AGL Energy Ltd.	18	155

AMP Ltd.	95	102

Ampol Ltd.	7	125

APA Group	33	242

Aristocrat Leisure Ltd.	16	321

ASX Ltd.	5	300

Aurizon Holdings Ltd.	54	143

AusNet Services	52	72

Australia & New Zealand Banking Group Ltd.	79	1,045

BHP Group Ltd.	82	1,961

BHP Group plc	341	6,604

BlueScope Steel Ltd.	14	144

Brambles Ltd.	43	288

CIMIC Group Ltd. *	3	41

Coca-Cola Amatil Ltd.	14	123

Cochlear Ltd.	2	272

Coles Group Ltd.	37	463

Commonwealth Bank of Australia	49	2,386

Computershare Ltd.	13	115

Crown Resorts Ltd.	10	60

CSL Ltd.	13	2,552

Dexus, REIT	30	183

Evolution Mining Ltd.	45	176

Fortescue Metals Group Ltd.	47	575

Glencore plc *	277	560

Goodman Group, REIT	46	591

GPT Group (The), REIT	54	153

Insurance Australia Group Ltd.	64	215

LendLease Corp. Ltd.	18	154

Macquarie Group Ltd.	9	833

Magellan Financial Group Ltd.	4	137

Medibank Pvt Ltd.	76	143

Mirvac Group, REIT	109	162

National Australia Bank Ltd.	89	1,161

Newcrest Mining Ltd.	22	465

Northern Star Resources Ltd.	21	217

Oil Search Ltd.	617	1,114

Orica Ltd.	11	120

Origin Energy Ltd.	49	138

Qantas Airways Ltd.	25	74

QBE Insurance Group Ltd.	41	236

Ramsay Health Care Ltd.	5	223

INVESTMENTS	SHARES (000)	VALUE ($000)

Australia — continued

REA Group Ltd.	1	121

Rio Tinto Ltd.	10	671

Rio Tinto plc	93	5,280

Santos Ltd.	49	163

Scentre Group, REIT	145	214

SEEK Ltd.	9	140

Sonic Healthcare Ltd.	12	306

South32 Ltd.	135	193

Stockland, REIT	66	178

Suncorp Group Ltd.	35	201

Sydney Airport	37	140

Tabcorp Holdings Ltd.	67	154

Telstra Corp. Ltd.	115	217

TPG Telecom Ltd. *	10	52

Transurban Group	76	719

Treasury Wine Estates Ltd.	20	128

Vicinity Centres, REIT	107	91

Washington H Soul Pattinson & Co. Ltd. (a)	3	55

Wesfarmers Ltd.	31	1,019

Westpac Banking Corp.	100	1,269

WiseTech Global Ltd.	4	83

Woodside Petroleum Ltd.	26	327

Woolworths Group Ltd.	35	943

		38,212

Austria — 0.2%

ams AG *	30	647

ANDRITZ AG	2	68

BAWAG Group AG (b)	15	550

Erste Group Bank AG	199	4,094

OMV AG	4	95

Raiffeisen Bank International AG *	4	59

Verbund AG (a)	2	109

voestalpine AG	3	89

Wienerberger AG	13	339

		6,050

Belgium — 0.2%

Ageas SA	5	199

Anheuser-Busch InBev SA/NV (a)	21	1,094

Elia Group SA/NV	1	83

Etablissements Franz Colruyt NV	2	91

Galapagos NV *	1	138

Groupe Bruxelles Lambert SA	3	262

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Belgium — continued

KBC Group NV	74		3,655

Proximus SADP	4		82

Sofina SA	—	(c)	111

Solvay SA	2		166

Telenet Group Holding NV	1		49

UCB SA	3		345

Umicore SA	5		210

			6,485

Brazil — 0.2%

Gerdau SA, ADR	341		1,299

Itau Unibanco Holding SA (Preference)	338		1,385

Localiza Rent a Car SA *	137		1,453

Lojas Renner SA *	367		2,399

Magazine Luiza SA	285		1,220

Raia Drogasil SA	284		1,195

Yara International ASA	5		172

			9,123

Canada — 0.6%

Advanz Pharma Corp. Ltd. *	17		83

Alimentation Couche-Tard, Inc., Class B	139		4,274

Canadian National Railway Co.	53		5,312

Canadian Pacific Railway Ltd. (a)	17		5,030

Canadian Pacific Railway Ltd.	3		987

Fairfax Financial Holdings Ltd.	4		931

Toronto-Dominion Bank (The)	93		4,118

			20,735

Chile — 0.0% (d)

Antofagasta plc	11		145

China — 4.8%

51job, Inc., ADR *	25		1,785

Alibaba Group Holding Ltd. *	950		36,002

Alibaba Group Holding Ltd., ADR *	29		8,804

Ant Group Co. Ltd., Class H * (b)	48		495

BeiGene Ltd., ADR * (a)	1		332

BOC Hong Kong Holdings Ltd.	102		283

BOE Technology Group Co. Ltd., Class A	2,299		1,629

Budweiser Brewing Co. APAC Ltd. (b)	670		1,975

China Gas Holdings Ltd.	526		1,617

China Lesso Group Holdings Ltd.	1,189		1,928

China Merchants Bank Co. Ltd., Class H	783		4,079

China Mobile Ltd.	269		1,642

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Oilfield Services Ltd., Class H	2,172	1,312

China Pacific Insurance Group Co. Ltd., Class H	383	1,199

China Vanke Co. Ltd., Class H	385	1,194

CNOOC Ltd.	3,563	3,260

Foshan Haitian Flavouring & Food Co. Ltd., Class A	53	1,267

Haidilao International Holding Ltd. (b)	241	1,596

Hangzhou Tigermed Consulting Co. Ltd., Class H * (b)	76	1,227

Huazhu Group Ltd. *	26	1,116

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	197	1,170

JD.com, Inc., ADR *	24	1,958

JD.com, Inc., Class A *	48	1,966

Jiangsu Hengrui Medicine Co. Ltd., Class A	167	2,224

Kingdee International Software Group Co. Ltd. *	846	2,234

Kingsoft Corp. Ltd.	391	2,103

Kunlun Energy Co. Ltd.	1,328	860

Kweichow Moutai Co. Ltd., Class A	9	2,132

Longfor Group Holdings Ltd. (b)	214	1,170

Luxshare Precision Industry Co. Ltd., Class A	145	1,189

Meituan Dianping, Class B * (b)	187	6,971

Microport Scientific Corp.	20	71

NetEase, Inc., ADR	25	2,175

New Oriental Education & Technology Group, Inc., ADR *	10	1,616

Ping An Bank Co. Ltd., Class A	1,307	3,471

Ping An Insurance Group Co. of China Ltd., Class H	1,411	14,589

Prosus NV *	23	2,278

Shanghai Liangxin Electrical Co. Ltd., Class A	289	1,174

Shenzhou International Group Holdings Ltd.	79	1,376

Silergy Corp.	20	1,233

Sunny Optical Technology Group Co. Ltd.	100	1,662

Suofeiya Home Collection Co. Ltd., Class A	561	2,369

Tencent Holdings Ltd.	455	34,780

Wanhua Chemical Group Co. Ltd., Class A	109	1,281

Wilmar International Ltd.	53	158

Wuxi Biologics Cayman, Inc. * (b)	166	4,662

Yangzijiang Shipbuilding Holdings Ltd.	71	48

Yum China Holdings, Inc.	25	1,345

Zai Lab Ltd. *	14	1,123

Zhejiang Chint Electrics Co. Ltd., Class A	269	1,182

		173,312

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Denmark — 0.8%

Ambu A/S, Class B	5		137

AP Moller — Maersk A/S, Class A	—	(c)	133

AP Moller — Maersk A/S, Class B	1		917

Carlsberg A/S, Class B	28		3,504

Chr Hansen Holding A/S (a)	3		294

Coloplast A/S, Class B	3		481

Danske Bank A/S * (a)	19		254

Demant A/S * (a)	3		96

DSV Panalpina A/S	6		937

Genmab A/S *	2		605

GN Store Nord A/S	4		255

H Lundbeck A/S (a)	2		54

Novo Nordisk A/S, Class B	207		13,222

Novozymes A/S, Class B	6		348

Orsted A/S (b)	30		4,726

Pandora A/S	7		549

Royal Unibrew A/S	4		350

Tryg A/S	3		93

Vestas Wind Systems A/S (a)	9		1,464

			28,419

Finland — 0.3%

Cargotec OYJ, Class B	15		513

Elisa OYJ	4		193

Fortum OYJ	12		232

Kone OYJ, Class B	70		5,563

Neste OYJ	32		1,649

Nokia OYJ *	157		529

Nordea Bank Abp	90		675

Orion OYJ, Class B	3		124

Sampo OYJ, Class A	13		493

Stora Enso OYJ, Class R	16		236

UPM-Kymmene OYJ	15		419

Wartsila OYJ Abp	12		98

			10,724

France — 2.5%

Accor SA *	5		134

Adevinta ASA *	7		103

Aeroports de Paris	1		80

Air Liquide SA	13		1,922

Airbus SE * (a)	62		4,513

Alstom SA *	60		2,674

Amundi SA * (b)	2		110

INVESTMENTS	SHARES (000)		VALUE ($000)

France — continued

Arkema SA	2		188

Atos SE *	3		186

AXA SA	54		862

BioMerieux (a)	1		171

BNP Paribas SA *	113		3,926

Bollore SA	24		88

Bouygues SA	6		208

Bureau Veritas SA *	8		179

Capgemini SE	50		5,738

Carrefour SA	17		261

Cie de Saint-Gobain *	14		560

Cie Generale des Etablissements Michelin SCA	5		509

CNP Assurances *	5		54

Covivio, REIT	1		86

Credit Agricole SA *	101		797

Danone SA	17		951

Dassault Aviation SA * (a)	—	(c)	59

Dassault Systemes SE	4		626

Edenred	7		315

Eiffage SA *	7		526

Electricite de France SA	17		200

Engie SA *	51		613

EssilorLuxottica SA *	8		975

Eurazeo SE *	1		49

Faurecia SE *	2		80

Gecina SA, REIT	1		158

Getlink SE * (a)	12		164

Hermes International (a)	1		819

ICADE, REIT (a)	1		42

Iliad SA	—	(c)	79

Ipsen SA	1		95

JCDecaux SA *	2		36

Kering SA	2		1,271

Klepierre SA, REIT (a)	5		69

La Francaise des Jeux SAEM (b)	22		823

Legrand SA	7		548

L’Oreal SA	7		2,258

LVMH Moet Hennessy Louis Vuitton SE	34		15,712

Natixis SA *	26		61

Orange SA	55		622

Orpea * (a)	1		143

Pernod Ricard SA	6		950

Peugeot SA *	47		842

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

France — continued

Publicis Groupe SA	16	567

Remy Cointreau SA	1	105

Renault SA *	5	132

Safran SA *	59	6,217

Sanofi	46	4,132

Sartorius Stedim Biotech (a)	1	291

Schneider Electric SE	127	15,429

SCOR SE *	4	106

SEB SA	1	102

Societe Generale SA *	23	306

Sodexo SA	2	158

Suez SA	10	176

Teleperformance	2	490

Thales SA (a)	3	193

TOTAL SE	69	2,079

Ubisoft Entertainment SA * (a)	3	223

Unibail-Rodamco-Westfield, REIT (a)	4	156

Valeo SA	6	192

Veolia Environnement SA	15	278

Vinci SA	54	4,295

Vivendi SA	23	665

Wendel SE (a)	1	64

Worldline SA * (b)	7	490

		89,281

Germany — 2.1%

adidas AG *	20	5,985

Allianz SE (Registered)	74	13,107

Aroundtown SA *	28	132

BASF SE	25	1,396

Bayer AG (Registered)	27	1,282

Bayerische Motoren Werke AG	9	628

Bayerische Motoren Werke AG (Preference)	2	81

Beiersdorf AG	3	292

Brenntag AG	4	273

Carl Zeiss Meditec AG	1	144

Commerzbank AG *	28	131

Continental AG	3	323

Covestro AG (b)	5	242

Daimler AG (Registered)	40	2,052

Delivery Hero SE * (b)	58	6,623

Deutsche Bank AG (Registered) * (a)	55	504

Deutsche Boerse AG	5	777

Deutsche Lufthansa AG (Registered) * (a)	8	71

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

Deutsche Post AG (Registered)	58	2,575

Deutsche Telekom AG (Registered)	183	2,778

Deutsche Wohnen SE	9	477

DWS Group GmbH & Co. KGaA * (b)	15	520

E.ON SE	62	649

Evonik Industries AG	6	140

Fraport AG Frankfurt Airport Services Worldwide * (a)	1	42

Fresenius Medical Care AG & Co. KGaA	6	450

Fresenius SE & Co. KGaA	12	431

FUCHS PETROLUB SE (Preference)	2	99

GEA Group AG	25	846

Hannover Rueck SE	2	242

HeidelbergCement AG	4	235

Henkel AG & Co. KGaA	3	259

Henkel AG & Co. KGaA (Preference)	5	479

HOCHTIEF AG	1	50

Infineon Technologies AG	35	967

Just Eat Takeaway.com NV * (b)	4	390

KION Group AG	2	140

Knorr-Bremse AG	2	233

LANXESS AG	2	116

LEG Immobilien AG	2	258

Merck KGaA	4	532

METRO AG	5	49

MTU Aero Engines AG (a)	1	251

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4	935

Nemetschek SE	2	116

Porsche Automobil Holding SE (Preference)	4	227

Puma SE * (a)	3	238

RWE AG	68	2,525

SAP SE	80	8,536

Sartorius AG (Preference)	1	418

Schaeffler AG (Preference)	75	457

Scout24 AG (b)	3	243

Siemens AG (Registered)	28	3,264

Siemens Energy AG *	11	233

Siemens Healthineers AG (b)	7	320

Softwareone Holding AG *	18	449

Symrise AG	4	439

TeamViewer AG * (b)	4	183

Telefonica Deutschland Holding AG	29	73

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Germany — continued

thyssenkrupp AG * (a)	11	53

Uniper SE	6	167

United Internet AG (Registered)	3	104

Volkswagen AG	1	140

Volkswagen AG (Preference)	28	4,017

Vonovia SE	84	5,378

Zalando SE * (b)	13	1,245

		77,011

Hong Kong — 0.8%

AIA Group Ltd.	1,598	15,207

ASM Pacific Technology Ltd.	8	85

Bank of East Asia Ltd. (The)	36	65

CK Asset Holdings Ltd.	72	334

CK Infrastructure Holdings Ltd.	19	87

CLP Holdings Ltd.	46	424

Dairy Farm International Holdings Ltd.	9	35

Hang Lung Properties Ltd.	55	134

Hang Seng Bank Ltd.	21	328

Henderson Land Development Co. Ltd.	41	145

HK Electric Investments & HK Electric Investments Ltd. (b)	73	74

HKT Trust & HKT Ltd.	104	134

Hong Kong & China Gas Co. Ltd.	295	426

Hong Kong Exchanges & Clearing Ltd.	118	5,645

Hongkong Land Holdings Ltd.	32	119

Jardine Matheson Holdings Ltd.	6	270

Jardine Strategic Holdings Ltd.	6	134

Kerry Properties Ltd.	19	45

Link, REIT	57	437

Melco Resorts & Entertainment Ltd., ADR	6	97

MTR Corp. Ltd.	43	211

New World Development Co. Ltd.	44	208

PCCW Ltd.	117	70

Power Assets Holdings Ltd.	39	201

Sino Land Co. Ltd.	86	102

Sun Hung Kai Properties Ltd.	37	470

Swire Pacific Ltd., Class A	15	66

Swire Properties Ltd.	32	86

Techtronic Industries Co. Ltd.	219	2,943

Vitasoy International Holdings Ltd.	364	1,472

WH Group Ltd. (b)	265	209

Wharf Real Estate Investment Co. Ltd.	48	185

		30,448

INVESTMENTS	SHARES (000)		VALUE ($000)

Hungary — 0.0% (d)

OTP Bank Nyrt. *	42		1,314

India — 0.6%

HDFC Bank Ltd., ADR *	315		18,072

ICICI Bank Ltd., ADR *	255		2,686

			20,758

Indonesia — 0.2%

Bank Central Asia Tbk. PT	3,727		7,333

Telekomunikasi Indonesia Persero Tbk. PT	5,713		1,011

			8,344

Ireland — 0.2%

AerCap Holdings NV *	4		90

CRH plc	22		763

Flutter Entertainment plc	4		749

Kerry Group plc, Class A	4		474

Kerry Group plc, Class A	—	(c)	54

Kingspan Group plc	4		334

Kingspan Group plc	—	(c)	38

Ryanair Holdings plc, ADR *	40		3,190

Smurfit Kappa Group plc	6		237

			5,929

Israel — 0.1%

Azrieli Group Ltd.	1		55

Bank Hapoalim BM *	31		183

Bank Leumi Le-Israel BM	41		191

Check Point Software Technologies Ltd. *	3		366

Elbit Systems Ltd.	1		83

ICL Group Ltd.	19		71

Isracard Ltd.	—	(c)	—	(c)

Israel Discount Bank Ltd., Class A	32		90

Mizrahi Tefahot Bank Ltd.	4		76

Nice Ltd. *	2		394

Teva Pharmaceutical Industries Ltd., ADR *	30		265

Wix.com Ltd. *	1		353

			2,127

Italy — 0.3%

Assicurazioni Generali SpA	31		411

Atlantia SpA * (a)	14		210

Davide Campari-Milano NV (a)	16		168

DiaSorin SpA	1		153

Enel SpA	379		3,015

Eni SpA	71		495

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Italy — continued

Falck Renewables SpA (a)	56	305

Ferrari NV	4	624

FinecoBank Banca Fineco SpA *	17	232

Infrastrutture Wireless Italiane SpA (a) (b)	7	72

Intesa Sanpaolo SpA *	879	1,459

Leonardo SpA (a)	11	53

Mediobanca Banca di Credito Finanziario SpA	17	122

Moncler SpA *	5	215

Nexi SpA * (b)	12	188

Pirelli & C SpA * (b)	11	46

Poste Italiane SpA (b)	51	418

Prysmian SpA	7	182

Recordati Industria Chimica e Farmaceutica SpA	3	150

Snam SpA	56	275

Telecom Italia SpA	231	78

Telecom Italia SpA (Savings)	167	61

Terna Rete Elettrica Nazionale SpA	39	264

UniCredit SpA *	59	442

		9,638

Japan — 3.2%

ABC-Mart, Inc.	1	51

Acom Co. Ltd.	11	49

Advantest Corp.	6	324

Aeon Co. Ltd.	18	462

Aeon Mall Co. Ltd.	3	44

AGC, Inc.	5	169

Air Water, Inc.	5	71

Aisin Seiki Co. Ltd.	5	136

Ajinomoto Co., Inc.	13	261

Alfresa Holdings Corp.	5	93

Amada Co. Ltd.	9	80

ANA Holdings, Inc.	3	70

Aozora Bank Ltd.	3	53

Asahi Group Holdings Ltd.	13	387

Asahi Intecc Co. Ltd.	5	167

Asahi Kasei Corp.	35	301

Astellas Pharma, Inc.	52	706

Bandai Namco Holdings, Inc.	5	404

Bank of Kyoto Ltd. (The)	2	71

Benesse Holdings, Inc.	2	47

Bridgestone Corp.	15	486

Brother Industries Ltd.	6	96

Calbee, Inc.	2	74

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Canon, Inc.	28		482

Casio Computer Co. Ltd.	5		81

Central Japan Railway Co.	4		484

Chiba Bank Ltd. (The)	15		75

Chubu Electric Power Co., Inc.	18		200

Chugai Pharmaceutical Co. Ltd.	19		718

Chugoku Electric Power Co., Inc. (The)	8		102

Coca-Cola Bottlers Japan Holdings, Inc.	3		48

Concordia Financial Group Ltd.	29		97

Cosmos Pharmaceutical Corp.	1		102

CyberAgent, Inc.	3		176

Dai Nippon Printing Co. Ltd.	7		127

Daicel Corp.	7		49

Daifuku Co. Ltd.	3		299

Dai-ichi Life Holdings, Inc.	30		445

Daiichi Sankyo Co. Ltd.	47		1,243

Daikin Industries Ltd.	7		1,272

Daito Trust Construction Co. Ltd.	2		164

Daiwa House Industry Co. Ltd.	16		412

Daiwa House REIT Investment Corp., REIT	—	(c)	125

Daiwa Securities Group, Inc.	40		162

Denso Corp.	12		559

Dentsu Group, Inc.	6		170

Disco Corp.	1		216

East Japan Railway Co.	8		434

Eisai Co. Ltd.	7		552

Electric Power Development Co. Ltd.	4		50

ENEOS Holdings, Inc.	85		286

FamilyMart Co. Ltd.	5		110

FANUC Corp.	5		1,141

Fast Retailing Co. Ltd.	2		1,116

Fuji Electric Co. Ltd.	4		109

FUJIFILM Holdings Corp.	10		510

Fujitsu Ltd.	6		651

Fukuoka Financial Group, Inc.	5		79

GLP J-REIT, REIT	—	(c)	154

GMO Payment Gateway, Inc.	1		147

Hakuhodo DY Holdings, Inc.	6		82

Hamamatsu Photonics KK	4		191

Hankyu Hanshin Holdings, Inc.	6		195

Hikari Tsushin, Inc.	1		164

Hino Motors Ltd.	8		61

Hirose Electric Co. Ltd.	1		154

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Hisamitsu Pharmaceutical Co., Inc.	1		67

Hitachi Construction Machinery Co. Ltd.	3		72

Hitachi Ltd.	27		907

Hitachi Metals Ltd.	6		80

Honda Motor Co. Ltd.	45		1,071

Hoshizaki Corp.	1		112

Hoya Corp.	11		1,185

Hulic Co. Ltd.	8		77

Idemitsu Kosan Co. Ltd.	5		109

Iida Group Holdings Co. Ltd.	4		72

Inpex Corp.	28		135

Isetan Mitsukoshi Holdings Ltd.	9		45

Isuzu Motors Ltd.	15		124

Ito En Ltd.	2		95

ITOCHU Corp.	37		896

Itochu Techno-Solutions Corp.	3		92

Japan Airlines Co. Ltd.	3		54

Japan Airport Terminal Co. Ltd.	1		61

Japan Exchange Group, Inc.	14		342

Japan Post Bank Co. Ltd.	11		89

Japan Post Holdings Co. Ltd.	44		299

Japan Post Insurance Co. Ltd.	6		100

Japan Prime Realty Investment Corp., REIT	—	(c)	59

Japan Real Estate Investment Corp., REIT	—	(c)	181

Japan Retail Fund Investment Corp., REIT	—	(c)	104

Japan Tobacco, Inc.	33		625

JFE Holdings, Inc.	14		95

JGC Holdings Corp.	6		50

JSR Corp.	6		127

JTEKT Corp.	6		45

Kajima Corp.	13		134

Kakaku.com, Inc.	4		100

Kamigumi Co. Ltd.	2		43

Kansai Electric Power Co., Inc. (The)	20		178

Kansai Paint Co. Ltd.	5		126

Kao Corp.	14		961

Kawasaki Heavy Industries Ltd.	4		48

KDDI Corp.	45		1,220

Keihan Holdings Co. Ltd.	3		99

Keikyu Corp.	6		87

Keio Corp.	3		163

Keisei Electric Railway Co. Ltd.	4		98

Keyence Corp.	17		7,760

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Kikkoman Corp.	4	194

Kintetsu Group Holdings Co. Ltd.	5	192

Kirin Holdings Co. Ltd.	23	411

Kobayashi Pharmaceutical Co. Ltd.	1	136

Kobe Bussan Co. Ltd.	3	96

Koito Manufacturing Co. Ltd.	3	140

Komatsu Ltd.	24	548

Konami Holdings Corp.	3	98

Kose Corp.	1	140

Kubota Corp.	29	499

Kuraray Co. Ltd.	9	82

Kurita Water Industries Ltd.	3	80

Kyocera Corp.	9	490

Kyowa Kirin Co. Ltd.	7	184

Kyushu Electric Power Co., Inc.	10	87

Kyushu Railway Co.	4	89

Lasertec Corp.	2	173

Lawson, Inc.	1	64

LINE Corp. *	1	51

Lion Corp.	6	126

LIXIL Group Corp.	7	161

M3, Inc.	12	824

Makita Corp.	6	270

Marubeni Corp.	46	238

Marui Group Co. Ltd.	5	96

Maruichi Steel Tube Ltd.	2	37

Mazda Motor Corp.	16	82

McDonald’s Holdings Co. Japan Ltd.	2	85

Mebuki Financial Group, Inc.	26	52

Medipal Holdings Corp.	5	89

MEIJI Holdings Co. Ltd.	3	225

Mercari, Inc. *	2	101

MINEBEA MITSUMI, Inc.	10	182

MISUMI Group, Inc.	8	232

Mitsubishi Chemical Holdings Corp.	35	199

Mitsubishi Corp.	37	834

Mitsubishi Electric Corp.	51	650

Mitsubishi Estate Co. Ltd.	33	488

Mitsubishi Gas Chemical Co., Inc.	4	80

Mitsubishi Heavy Industries Ltd.	9	191

Mitsubishi Materials Corp.	3	57

Mitsubishi Motors Corp.	19	34

Mitsubishi UFJ Financial Group, Inc.	339	1,337

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Mitsubishi UFJ Lease & Finance Co. Ltd.	11		47

Mitsui & Co. Ltd.	46		717

Mitsui Chemicals, Inc.	5		131

Mitsui Fudosan Co. Ltd.	26		439

Miura Co. Ltd.	3		118

Mizuho Financial Group, Inc.	67		821

MonotaRO Co. Ltd.	3		188

MS&AD Insurance Group Holdings, Inc.	12		337

Murata Manufacturing Co. Ltd.	16		1,115

Nabtesco Corp.	3		116

Nagoya Railroad Co. Ltd.	5		139

NEC Corp.	7		343

Nexon Co. Ltd.	13		371

NGK Insulators Ltd.	7		104

NGK Spark Plug Co. Ltd.	4		76

NH Foods Ltd.	2		90

Nidec Corp.	13		1,263

Nihon M&A Center, Inc.	4		241

Nikon Corp.	8		51

Nintendo Co. Ltd.	3		1,676

Nippon Building Fund, Inc., REIT	—	(c)	212

Nippon Express Co. Ltd.	2		118

Nippon Paint Holdings Co. Ltd.	4		369

Nippon Prologis REIT, Inc., REIT	—	(c)	191

Nippon Sanso Holdings Corp.	4		62

Nippon Shinyaku Co. Ltd.	1		93

Nippon Steel Corp. *	22		217

Nippon Telegraph & Telephone Corp.	36		749

Nippon Yusen KK	4		79

Nissan Chemical Corp.	3		180

Nissan Motor Co. Ltd.	64		227

Nisshin Seifun Group, Inc.	5		81

Nissin Foods Holdings Co. Ltd.	2		156

Nitori Holdings Co. Ltd.	2		452

Nitto Denko Corp.	4		309

Nomura Holdings, Inc.	87		390

Nomura Real Estate Holdings, Inc.	3		54

Nomura Real Estate Master Fund, Inc., REIT	—	(c)	141

Nomura Research Institute Ltd.	9		259

NSK Ltd.	10		79

NTT Data Corp.	18		197

NTT DOCOMO, Inc.	31		1,169

Obayashi Corp.	18		151

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Obic Co. Ltd.	2		354

Odakyu Electric Railway Co. Ltd.	8		198

Oji Holdings Corp.	24		100

Olympus Corp.	32		618

Omron Corp.	5		375

Ono Pharmaceutical Co. Ltd.	10		294

Oracle Corp.	1		110

Oriental Land Co. Ltd.	6		784

ORIX Corp.	37		429

Orix JREIT, Inc., REIT	—	(c)	101

Osaka Gas Co. Ltd.	10		196

Otsuka Corp.	3		129

Otsuka Holdings Co. Ltd.	11		393

Pan Pacific International Holdings Corp.	11		240

Panasonic Corp.	61		564

Park24 Co. Ltd. *	3		42

PeptiDream, Inc. *	3		120

Persol Holdings Co. Ltd.	5		74

Pigeon Corp.	3		143

Pola Orbis Holdings, Inc.	2		43

Rakuten, Inc.	24		232

Recruit Holdings Co. Ltd.	35		1,343

Renesas Electronics Corp. *	21		175

Resona Holdings, Inc.	58		191

Ricoh Co. Ltd.	19		122

Rinnai Corp.	1		99

Rohm Co. Ltd.	2		185

Ryohin Keikaku Co. Ltd.	7		139

Santen Pharmaceutical Co. Ltd.	10		178

SBI Holdings, Inc.	7		152

SCSK Corp.	1		70

Secom Co. Ltd.	6		498

Sega Sammy Holdings, Inc.	5		59

Seibu Holdings, Inc.	6		59

Seiko Epson Corp.	8		89

Sekisui Chemical Co. Ltd.	10		157

Sekisui House Ltd.	17		286

Seven & i Holdings Co. Ltd.	21		632

Seven Bank Ltd.	16		37

SG Holdings Co. Ltd.	9		217

Sharp Corp.	6		68

Shimadzu Corp.	6		177

Shimamura Co. Ltd.	1		64

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Shimano, Inc.	2	480

Shimizu Corp.	15	106

Shin-Etsu Chemical Co. Ltd.	10	1,309

Shinsei Bank Ltd.	4	51

Shionogi & Co. Ltd.	7	349

Shiseido Co. Ltd.	11	681

Shizuoka Bank Ltd. (The)	12	79

Showa Denko KK	4	65

SMC Corp.	9	4,894

SoftBank Corp.	80	926

SoftBank Group Corp.	44	2,840

Sohgo Security Services Co. Ltd.	2	89

Sompo Holdings, Inc.	9	343

Sony Corp.	111	9,245

Square Enix Holdings Co. Ltd.	3	151

Stanley Electric Co. Ltd.	4	105

Subaru Corp.	17	314

SUMCO Corp.	7	110

Sumitomo Chemical Co. Ltd.	41	135

Sumitomo Corp.	33	360

Sumitomo Dainippon Pharma Co. Ltd.	5	59

Sumitomo Electric Industries Ltd.	21	231

Sumitomo Heavy Industries Ltd.	3	64

Sumitomo Metal Mining Co. Ltd.	7	202

Sumitomo Mitsui Financial Group, Inc.	36	1,002

Sumitomo Mitsui Trust Holdings, Inc.	9	250

Sumitomo Realty & Development Co. Ltd.	9	233

Sumitomo Rubber Industries Ltd.	5	41

Sundrug Co. Ltd.	2	74

Suntory Beverage & Food Ltd.	4	131

Suzuken Co. Ltd.	2	72

Suzuki Motor Corp.	10	438

Sysmex Corp.	5	441

T&D Holdings, Inc.	15	148

Taiheiyo Cement Corp.	3	80

Taisei Corp.	5	165

Taisho Pharmaceutical Holdings Co. Ltd.	1	54

Takeda Pharmaceutical Co. Ltd.	44	1,350

TDK Corp.	4	435

Teijin Ltd.	5	77

Terumo Corp.	18	659

THK Co. Ltd.	3	90

TIS, Inc.	6	117

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Tobu Railway Co. Ltd.	5		150

Toho Co. Ltd.	3		119

Toho Gas Co. Ltd.	2		108

Tohoku Electric Power Co., Inc.	12		104

Tokio Marine Holdings, Inc.	18		787

Tokyo Century Corp.	1		64

Tokyo Electric Power Co. Holdings, Inc. *	40		103

Tokyo Electron Ltd.	4		1,127

Tokyo Gas Co. Ltd.	10		236

Tokyu Corp.	14		165

Tokyu Fudosan Holdings Corp.	17		74

Toppan Printing Co. Ltd.	7		93

Toray Industries, Inc.	38		174

Toshiba Corp.	11		271

Tosoh Corp.	7		117

TOTO Ltd.	4		183

Toyo Suisan Kaisha Ltd.	3		124

Toyoda Gosei Co. Ltd.	2		46

Toyota Industries Corp.	4		265

Toyota Motor Corp.	122		8,002

Toyota Tsusho Corp.	6		165

Trend Micro, Inc.	4		207

Tsuruha Holdings, Inc.	1		140

Unicharm Corp.	11		509

United Urban Investment Corp., REIT	—	(c)	88

USS Co. Ltd.	6		110

Welcia Holdings Co. Ltd.	3		102

West Japan Railway Co.	5		193

Yakult Honsha Co. Ltd.	3		165

Yamada Holdings Co. Ltd.	20		97

Yamaha Corp.	4		185

Yamaha Motor Co. Ltd.	8		112

Yamato Holdings Co. Ltd.	9		228

Yamazaki Baking Co. Ltd.	3		56

Yaskawa Electric Corp.	7		261

Yokogawa Electric Corp.	6		94

Yokohama Rubber Co. Ltd. (The)	3		47

Z Holdings Corp.	73		512

ZOZO, Inc.	3		76

			116,965

Jordan — 0.0% (d)

Hikma Pharmaceuticals plc	5		155

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Luxembourg — 0.0% (d)

ArcelorMittal SA *	20		269

Eurofins Scientific SE *	—	(c)	292

SES SA, FDR	11		85

			646

Macau — 0.1%

Galaxy Entertainment Group Ltd.	60		397

Sands China Ltd.	404		1,418

SJM Holdings Ltd.	54		56

Wynn Macau Ltd. *	43		59

			1,930

Mexico — 0.3%

America Movil SAB de CV, Series L (a)	1,844		1,120

Grupo Aeroportuario del Pacifico SAB de CV, Class B (a)	159		1,321

Grupo Aeroportuario del Sureste SAB de CV, ADR *	10		1,111

Grupo Financiero Banorte SAB de CV, Class O *	820		3,659

Grupo Mexico SAB de CV, Series B	549		1,566

Wal-Mart de Mexico SAB de CV	553		1,338

			10,115

Netherlands — 1.4%

ABN AMRO Bank NV, CVA (b)	12		96

Adyen NV * (b)	1		1,274

Aegon NV	49		133

Akzo Nobel NV	67		6,432

Altice Europe NV * (a)	17		85

Argenx SE *	1		309

ASM International NV	8		1,155

ASML Holding NV	50		18,040

ASR Nederland NV	16		473

BE Semiconductor Industries NV	11		436

Euronext NV (b)	3		331

EXOR NV	3		156

Heineken Holding NV	3		246

Heineken NV	7		634

ING Groep NV	335		2,292

Koninklijke Ahold Delhaize NV	64		1,744

Koninklijke DSM NV	5		762

Koninklijke KPN NV	99		267

Koninklijke Philips NV *	25		1,177

Koninklijke Vopak NV	2		101

NN Group NV	8		281

NXP Semiconductors NV	73		9,852

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

Randstad NV *	3	164

Royal Dutch Shell plc, Class A	114	1,432

Royal Dutch Shell plc, Class B	103	1,242

Shop Apotheke Europe NV * (b)	3	444

Signify NV * (b)	18	628

Wolters Kluwer NV	8	611

		50,797

New Zealand — 0.0% (d)

a2 Milk Co. Ltd. (The) *	21	199

Auckland International Airport Ltd.	35	162

Fisher & Paykel Healthcare Corp. Ltd.	16	369

Mercury NZ Ltd.	19	67

Meridian Energy Ltd.	35	124

Ryman Healthcare Ltd.	11	102

Spark New Zealand Ltd.	51	151

		1,174

Norway — 0.1%

DNB ASA	26	356

Equinor ASA	28	355

Gjensidige Forsikring ASA	6	105

Kongsberg Gruppen ASA	19	315

Mowi ASA	12	192

Norsk Hydro ASA *	37	105

Orkla ASA	21	197

Scatec Solar ASA (b)	11	253

Schibsted ASA, Class B *	3	98

Telenor ASA	20	309

		2,285

Peru — 0.1%

Credicorp Ltd.	44	4,993

Poland — 0.1%

Allegro.eu SA * (b)	81	1,642

CD Projekt SA *	27	2,262

Dino Polska SA * (b)	26	1,455

		5,359

Portugal — 0.0% (d)

EDP — Energias de Portugal SA	77	381

Galp Energia SGPS SA	14	113

Jeronimo Martins SGPS SA	7	111

		605

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Russia — 0.4%

Alrosa PJSC	1,273	1,146

Evraz plc	14	65

LUKOIL PJSC, ADR	43	2,218

Magnitogorsk Iron & Steel Works PJSC	3,232	1,534

Moscow Exchange MICEX-RTS PJSC	811	1,368

Sberbank of Russia PJSC	1,371	3,475

Severstal PAO, GDR (b)	122	1,667

X5 Retail Group NV, GDR (b)	41	1,434

		12,907

Singapore — 0.1%

Ascendas, REIT	85	180

CapitaLand Ltd.	71	134

CapitaLand Mall Trust, REIT	125	159

City Developments Ltd.	13	59

DBS Group Holdings Ltd.	50	742

Genting Singapore Ltd.	167	79

Jardine Cycle & Carriage Ltd.	3	35

Keppel Corp. Ltd.	40	129

Mapletree Commercial Trust, REIT	59	75

Mapletree Logistics Trust, REIT	74	105

Oversea-Chinese Banking Corp. Ltd.	92	569

Singapore Airlines Ltd.	37	93

Singapore Exchange Ltd.	22	141

Singapore Technologies Engineering Ltd.	43	110

Singapore Telecommunications Ltd.	227	337

Suntec, REIT	54	53

United Overseas Bank Ltd.	33	453

UOL Group Ltd.	13	59

Venture Corp. Ltd.	8	109

		3,621

South Africa — 0.3%

Anglo American plc	34	799

Bid Corp. Ltd.	60	821

Bidvest Group Ltd. (The)	208	1,708

Capitec Bank Holdings Ltd. *	35	2,428

Clicks Group Ltd.	165	2,392

Mr Price Group Ltd.	82	619

Naspers Ltd., Class N *	17	3,303

		12,070

South Korea — 1.3%

Hanon Systems	203	2,013

Kia Motors Corp.	34	1,507

INVESTMENTS	SHARES (000)	VALUE ($000)

South Korea — continued

Korea Electric Power Corp. *	48	843

LG Chem Ltd.	3	1,833

LG Household & Health Care Ltd.	1	1,269

Mando Corp.	54	1,705

NCSoft Corp.	2	1,668

POSCO	13	2,428

Samsung Electronics Co. Ltd.	559	28,122

Shinhan Financial Group Co. Ltd.	64	1,748

SK Hynix, Inc.	43	3,028

S-Oil Corp.	20	987

		47,151

Spain — 0.6%

ACS Actividades de Construccion y Servicios SA	8	178

Aena SME SA * (b)	2	252

Amadeus IT Group SA	13	596

Banco Bilbao Vizcaya Argentaria SA	185	534

Banco Santander SA	462	925

Bankinter SA	19	70

CaixaBank SA	99	181

Cellnex Telecom SA (b)	63	4,041

Enagas SA	7	149

Endesa SA	32	862

Ferrovial SA	13	291

Grifols SA (a)	8	224

Iberdrola SA	862	10,181

Industria de Diseno Textil SA	143	3,536

Mapfre SA	30	45

Naturgy Energy Group SA	8	152

Red Electrica Corp. SA	12	211

Repsol SA	41	259

Siemens Gamesa Renewable Energy SA	7	187

Telefonica SA	135	440

		23,314

Sweden — 0.9%

Alfa Laval AB *	9	177

Assa Abloy AB, Class B	28	594

Atlas Copco AB, Class A (a)	124	5,474

Atlas Copco AB, Class B	11	415

Boliden AB	8	206

Electrolux AB, Series B (a)	6	141

Embracer Group AB *	34	669

Epiroc AB, Class A	18	272

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Sweden — continued

Epiroc AB, Class B	11		154

EQT AB	7		125

Essity AB, Class B (a)	17		487

Evolution Gaming Group AB (a) (b)	14		1,071

Hennes & Mauritz AB, Class B	22		361

Hexagon AB, Class B	8		573

Husqvarna AB, Class B	12		119

ICA Gruppen AB	3		132

Industrivarden AB, Class C * (a)	4		112

Investment AB Latour, Class B	4		95

Investor AB, Class B	13		755

Kinnevik AB, Class B	7		274

L E Lundbergforetagen AB, Class B *	2		94

Lundin Energy AB (a)	5		98

Nibe Industrier AB, Class B *	9		208

Recipharm AB, Class B *	25		395

Sandvik AB *	31		559

Securitas AB, Class B *	9		122

Sinch AB * (b)	8		804

Skandinaviska Enskilda Banken AB, Class A *	45		388

Skanska AB, Class B	9		177

SKF AB, Class B	273		5,589

Stillfront Group AB *	3		303

Svenska Cellulosa AB SCA, Class B *	17		227

Svenska Handelsbanken AB, Class A *	476		3,858

Swedbank AB, Class A *	25		392

Swedish Match AB	12		931

Tele2 AB, Class B	14		164

Telefonaktiebolaget LM Ericsson, Class B	81		905

Telia Co. AB	70		267

Volvo AB, Class B *	238		4,629

			32,316

Switzerland — 2.6%

ABB Ltd. (Registered)	51		1,241

Adecco Group AG (Registered)	4		209

Alcon, Inc. *	14		776

ALSO Holding AG (Registered) *	2		485

Baloise Holding AG (Registered)	1		175

Banque Cantonale Vaudoise (Registered)	1		81

Barry Callebaut AG (Registered)	—	(c)	173

Chocoladefabriken Lindt & Spruengli AG	—	(c)	238

Chocoladefabriken Lindt & Spruengli AG (Registered)	—	(c)	259

INVESTMENTS	SHARES (000)		VALUE ($000)

Switzerland — continued

Cie Financiere Richemont SA (Registered)	14		906

Clariant AG (Registered) (a)	6		94

Coca-Cola HBC AG	6		126

Credit Suisse Group AG (Registered)	143		1,348

EMS-Chemie Holding AG (Registered)	—	(c)	199

Geberit AG (Registered)	1		586

Givaudan SA (Registered)	—	(c)	1,048

Julius Baer Group Ltd.	6		275

Kuehne + Nagel International AG (Registered)	1		300

LafargeHolcim Ltd. (Registered) *	153		6,578

Logitech International SA (Registered)	11		891

Lonza Group AG (Registered)	9		5,595

Nestle SA (Registered)	255		28,730

Novartis AG (Registered)	87		6,750

Partners Group Holding AG	1		466

Roche Holding AG	46		14,623

Schindler Holding AG	4		906

Schindler Holding AG (Registered)	1		143

SGS SA (Registered)	2		4,578

Sika AG (Registered)	4		969

Sonova Holding AG (Registered) *	5		1,103

STMicroelectronics NV	18		540

Straumann Holding AG (Registered) (a)	—	(c)	300

Swatch Group AG (The)	1		169

Swatch Group AG (The) (Registered)	1		59

Swiss Life Holding AG (Registered) *	1		297

Swiss Prime Site AG (Registered)	2		177

Swiss Re AG	8		585

Swisscom AG (Registered)	1		364

Swissquote Group Holding SA (Registered)	5		388

Temenos AG (Registered) (a)	2		198

UBS Group AG (Registered)	102		1,185

Vifor Pharma AG	1		142

Wizz Air Holdings plc * (b)	35		1,441

Zur Rose Group AG *	2		656

Zurich Insurance Group AG	20		6,547

			92,899

Taiwan — 1.4%

Accton Technology Corp.	139		1,010

Advantech Co. Ltd.	171		1,734

Chailease Holding Co. Ltd.	525		2,549

Feng TAY Enterprise Co. Ltd.	227		1,377

Global Unichip Corp.	158		1,434

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Taiwan — continued

Hiwin Technologies Corp.	119	1,043

Sea Ltd., ADR *	36	5,730

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	417	34,993

Wiwynn Corp.	50	1,272

		51,142

Tanzania, United Republic of — 0.0% (d)

AngloGold Ashanti Ltd.	36	838

Thailand — 0.1%

Siam Cement PCL (The) (Registered)	116	1,261

Thai Oil PCL	1,343	1,474

		2,735

United Arab Emirates — 0.0%

NMC Health plc * ‡	3	—

United Kingdom — 3.0%

3i Group plc	27	337

Admiral Group plc	5	189

Ashtead Group plc	12	451

Associated British Foods plc	10	217

AstraZeneca plc	36	3,658

Auto Trader Group plc (b)	27	202

AVEVA Group plc	2	99

Aviva plc	109	364

BAE Systems plc	89	459

Barclays plc	481	667

Barratt Developments plc	28	177

Berkeley Group Holdings plc	3	183

BP plc	2,123	5,416

British American Tobacco plc	64	2,019

British Land Co. plc (The), REIT	24	110

BT Group plc	247	324

Bunzl plc	9	291

Burberry Group plc	11	197

CK Hutchison Holdings Ltd.	75	452

CNH Industrial NV *	28	220

Coca-Cola European Partners plc	6	203

Compass Group plc	50	678

Croda International plc	4	280

DCC plc	3	178

Diageo plc	368	11,885

Dialog Semiconductor plc *	16	601

Direct Line Insurance Group plc	38	130

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

Experian plc	25	924

Fiat Chrysler Automobiles NV *	30	374

GlaxoSmithKline plc	460	7,676

GVC Holdings plc	16	203

Halma plc	11	323

Hargreaves Lansdown plc	9	161

HSBC Holdings plc	565	2,369

Imperial Brands plc	26	416

Informa plc	42	226

InterContinental Hotels Group plc (a)	80	4,083

Intertek Group plc	4	323

J Sainsbury plc	49	128

JD Sports Fashion plc	12	117

Johnson Matthey plc	5	149

Kingfisher plc *	58	217

Land Securities Group plc, REIT	19	129

Legal & General Group plc	1,825	4,375

Linde plc	30	6,683

Linde plc	18	3,998

Lloyds Banking Group plc	1,964	715

London Stock Exchange Group plc	49	5,282

M&G plc	72	137

Melrose Industries plc *	135	209

Mondi plc	13	255

National Express Group plc	151	293

National Grid plc	97	1,159

Natwest Group plc	134	216

Next plc	4	279

Ocado Group plc *	13	377

Pearson plc	21	140

Persimmon plc	155	4,706

Prudential plc	72	886

Reckitt Benckiser Group plc	65	5,739

RELX plc	221	4,367

RELX plc	54	1,061

Rentokil Initial plc	51	350

Rolls-Royce Holdings plc *	53	49

RSA Insurance Group plc	29	157

Sage Group plc (The)	30	248

Schroders plc	3	116

Segro plc, REIT	37	435

Severn Trent plc	7	207

Smith & Nephew plc	24	422

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United Kingdom — continued

Smiths Group plc	11		189

Spirax-Sarco Engineering plc	2		299

SSE plc	29		473

St James’s Place plc	15		174

Standard Chartered plc	75		343

Standard Life Aberdeen plc	64		188

Taylor Wimpey plc	2,302		3,153

Tesco plc	272		723

Unilever NV (a)	182		10,284

Unilever plc	32		1,849

United Utilities Group plc	19		212

Vodafone Group plc (a)	743		991

Whitbread plc	6		156

Wm Morrison Supermarkets plc	67		142

WPP plc	34		273

			110,115

United States — 20.7%

AbbVie, Inc.	93		7,915

Advanced Micro Devices, Inc. *	96		7,209

Air Products and Chemicals, Inc.	10		2,678

Alexion Pharmaceuticals, Inc. *	28		3,238

Alleghany Corp.	2		1,135

Alnylam Pharmaceuticals, Inc. *	7		823

Alphabet, Inc., Class A *	—	(c)	86

Alphabet, Inc., Class C * (e)	14		22,462

Altice USA, Inc., Class A *	105		2,839

Altria Group, Inc.	38		1,366

Amazon.com, Inc. * (e)	11		32,994

American Electric Power Co., Inc.	29		2,627

American Express Co.	16		1,446

American Homes 4 Rent, Class A, REIT	45		1,278

American International Group, Inc.	29		908

AmerisourceBergen Corp.	14		1,325

AMETEK, Inc.	14		1,381

Amgen, Inc.	21		4,614

Amphenol Corp., Class A	11		1,269

Analog Devices, Inc.	58		6,924

Apple, Inc. (e)	278		30,267

Arrow Electronics, Inc. *	14		1,067

AutoZone, Inc. *	2		2,310

Avaya Holdings Corp. *	7		117

Ball Corp.	17		1,484

Bank of America Corp.	264		6,257

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Berkshire Hathaway, Inc., Class B *	22		4,461

Best Buy Co., Inc.	69		7,707

Beyond Meat, Inc. * (a)	5		732

BlackRock, Inc.	3		1,804

Blackstone Group, Inc. (The), Class A	23		1,180

Booking Holdings, Inc. *	5		7,601

Booz Allen Hamilton Holding Corp.	28		2,222

Boston Properties, Inc., REIT	7		533

Boston Scientific Corp. *	199		6,814

Bristol-Myers Squibb Co.	165		9,653

Brixmor Property Group, Inc., REIT	84		924

Cabot Oil & Gas Corp.	39		699

Cadence Design Systems, Inc. *	13		1,379

California Resources Corp. * (a)	56		751

Capital One Financial Corp. (e)	98		7,151

Carlisle Cos., Inc.	8		1,036

CarMax, Inc. *	17		1,473

Catalent, Inc. *	21		1,838

CBRE Group, Inc., Class A * (e)	32		1,626

Ceridian HCM Holding, Inc. *	18		1,587

Charles Schwab Corp. (The)	107		4,418

Charter Communications, Inc., Class A *	23		14,058

Chevron Corp.	59		4,126

Chubb Ltd.	39		5,110

Cigna Corp.	63		10,540

Cisco Systems, Inc. (e)	32		1,150

Citigroup, Inc.	35		1,462

Citizens Financial Group, Inc.	68		1,841

Claire’s Stores, Inc. * ‡	—	(c)	179

Clear Channel Outdoor Holdings, Inc. * (a)	61		55

CNA Financial Corp.	14		421

Coca-Cola Co. (The)	144		6,911

Columbia Sportswear Co.	13		986

Comcast Corp., Class A	173		7,300

Comerica, Inc.	11		500

CommScope Holding Co., Inc. *	108		961

ConocoPhillips	63		1,790

Constellation Brands, Inc., Class A	19		3,073

Copart, Inc. *	14		1,545

Coty, Inc., Class A	99		286

Coupa Software, Inc. *	5		1,302

Crowdstrike Holdings, Inc., Class A *	14		1,713

CyberArk Software Ltd. *	1		104

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Denbury, Inc. *	6	96

DexCom, Inc. *	4	1,431

Diamondback Energy, Inc.	17	432

Discovery, Inc., Class A * (a)	99	1,997

Discovery, Inc., Class C *	51	938

DISH Network Corp., Class A *	41	1,039

Dover Corp.	22	2,407

Duke Energy Corp.	11	1,015

EastGroup Properties, Inc., REIT	6	768

Eastman Chemical Co.	68	5,498

Edison International	17	963

Eli Lilly and Co.	32	4,118

Energizer Holdings, Inc. (a)	37	1,441

Enphase Energy, Inc. *	20	1,991

Entegris, Inc.	25	1,889

Entergy Corp.	10	1,006

EP Energy Corp. *	5	133

EPAM Systems, Inc. *	11	3,378

EQT Corp.	55	839

Equitrans Midstream Corp.	107	776

Estee Lauder Cos., Inc. (The), Class A	10	2,278

Exact Sciences Corp. *	18	2,174

Exelixis, Inc. *	55	1,133

Facebook, Inc., Class A * (e)	12	3,177

Federal Realty Investment Trust, REIT	13	920

Ferguson plc	53	5,246

Fidelity National Information Services, Inc.	1	66

Fifth Third Bancorp	42	986

First Republic Bank	19	2,384

Fiserv, Inc. * (e)	47	4,506

FleetCor Technologies, Inc. *	14	3,083

Fortune Brands Home & Security, Inc.	25	2,031

FTI Consulting, Inc. *	16	1,586

Garmin Ltd.	20	2,113

Generac Holdings, Inc. *	13	2,631

General Dynamics Corp.	10	1,313

Global Payments, Inc.	15	2,300

Goodman Networks, Inc. * ‡	2	—

GoodRx Holdings, Inc., Class A *	7	324

Graphic Packaging Holding Co.	96	1,279

Hartford Financial Services Group, Inc. (The)	32	1,236

HCA Healthcare, Inc.	6	708

Home Depot, Inc. (The)	20	5,284

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Honeywell International, Inc.	53	8,743

Horizon Therapeutics plc *	18	1,382

iHeartMedia, Inc., Class A * (a)	1	5

IHS Markit Ltd.	19	1,548

Illinois Tool Works, Inc. (e)	5	1,006

Ingersoll Rand, Inc. *	33	1,151

Insulet Corp. *	4	927

Intuitive Surgical, Inc. *	4	2,365

Invesco Ltd.	51	672

ITT, Inc.	18	1,094

James Hardie Industries plc, CHDI	12	299

Jazz Pharmaceuticals plc *	10	1,498

Johnson & Johnson	23	3,142

KB Home	30	966

Keurig Dr Pepper, Inc.	32	850

Keysight Technologies, Inc. *	18	1,926

Kimco Realty Corp., REIT	90	923

Kinder Morgan, Inc.	124	1,480

Kohl’s Corp.	21	446

Kraft Heinz Co. (The)	15	465

Lam Research Corp.	7	2,473

Las Vegas Sands Corp.	46	2,209

LendingTree, Inc. * (a)	4	1,401

Liberty Media Corp.-Liberty SiriusXM, Class A *	52	1,782

Liberty Media Corp.-Liberty SiriusXM, Class C *	69	2,374

Loews Corp. (e)	97	3,352

Lowe’s Cos., Inc.	31	4,917

Lyft, Inc., Class A * (a)	89	2,040

M&T Bank Corp.	20	2,033

Marathon Petroleum Corp.	46	1,349

Marsh & McLennan Cos., Inc.	8	805

Martin Marietta Materials, Inc.	10	2,664

Mastercard, Inc., Class A	42	12,241

McKesson Corp.	9	1,255

Medtronic plc	18	1,782

Merck & Co., Inc.	17	1,259

Mettler-Toledo International, Inc. *	2	2,173

Microchip Technology, Inc.	13	1,387

Microsoft Corp. (e)	180	36,459

Mid-America Apartment Communities, Inc., REIT	14	1,588

Middleby Corp. (The) *	10	964

Mohawk Industries, Inc. *	13	1,318

MongoDB, Inc. *	5	1,226

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Moran Foods Backstop Equity * ‡	24		24

Morgan Stanley	160		7,693

Murphy USA, Inc. *	9		1,104

MYT Holding Co. * ‡	23		21

National Vision Holdings, Inc. *	21		842

Neiman Marcus Group Restricted Equity * ‡	—	(c)	10

Neiman Marcus Group Unrestricted Equity * ‡	1		80

Netflix, Inc. *	20		9,629

New York Times Co. (The), Class A	29		1,153

Newell Brands, Inc.	63		1,112

Nexstar Media Group, Inc., Class A	16		1,314

NextEra Energy, Inc.	185		13,580

NIKE, Inc., Class B	23		2,747

NMG, Inc. * ‡	—	(c)	7

Nordson Corp.	6		1,092

Nordstrom, Inc. (a)	43		524

Norfolk Southern Corp.	53		11,003

Northern Trust Corp.	17		1,318

NVIDIA Corp. (e)	16		7,889

Old Dominion Freight Line, Inc.	9		1,794

O’Reilly Automotive, Inc. *	19		8,506

Otis Worldwide Corp.	9		563

Outfront Media, Inc., REIT	36		477

Packaging Corp. of America	15		1,751

Paylocity Holding Corp. *	6		1,074

PayPal Holdings, Inc. *	50		9,296

Penn Virginia Corp. * (a)	1		4

Pfizer, Inc.	70		2,470

Philip Morris International, Inc.	24		1,671

Phillips 66	25		1,167

Pioneer Natural Resources Co.	34		2,680

PNC Financial Services Group, Inc. (The)	25		2,796

Post Holdings, Inc. *	18		1,586

Procter & Gamble Co. (The)	20		2,805

Progressive Corp. (The)	26		2,376

Prologis, Inc., REIT	72		7,098

Public Storage, REIT	9		2,001

QIAGEN NV *	6		303

QUALCOMM, Inc. (e)	35		4,269

Ralph Lauren Corp.	15		992

Rayonier, Inc., REIT	51		1,298

Raytheon Technologies Corp.	33		1,819

Regeneron Pharmaceuticals, Inc. *	9		4,932

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Remington Outdoor Co., Inc. * ‡	2		—

RingCentral, Inc., Class A *	6		1,434

Rocket Cos., Inc., Class A * (a)	40		722

Royalty Pharma plc, Class A	40		1,470

S&P Global, Inc.	5		1,711

salesforce.com, Inc. *	31		7,145

ServiceNow, Inc. *	4		2,233

Sherwin-Williams Co. (The)	2		1,287

Snowflake, Inc., Class A * (a)	3		675

SolarEdge Technologies, Inc. *	9		2,208

Southwest Airlines Co.	12		475

Splunk, Inc. *	11		2,148

Spotify Technology SA *	5		1,272

Stanley Black & Decker, Inc.	51		8,522

State Street Corp.	54		3,166

Synopsys, Inc. *	9		1,840

Sysco Corp.	14		749

T. Rowe Price Group, Inc.	11		1,377

Take-Two Interactive Software, Inc. *	11		1,638

Teladoc Health, Inc. * (a)	5		1,041

Tenaris SA	13		63

Tesla, Inc. *	36		14,035

Texas Instruments, Inc. (e)	18		2,625

Thermo Fisher Scientific, Inc.	16		7,720

Thor Industries, Inc.	13		1,078

T-Mobile US, Inc. *	12		1,359

Toll Brothers, Inc.	25		1,062

Tractor Supply Co.	19		2,544

Trade Desk, Inc. (The), Class A *	5		2,820

Trane Technologies plc	72		9,600

Travelers Cos., Inc. (The)	26		3,090

Truist Financial Corp.	173		7,296

Twilio, Inc., Class A *	5		1,463

Uber Technologies, Inc. *	89		2,957

UnitedHealth Group, Inc. (e)	54		16,535

US Bancorp	45		1,747

Verizon Communications, Inc. (e)	64		3,647

Vertex Pharmaceuticals, Inc. *	11		2,385

ViacomCBS, Inc.	38		1,072

Visa, Inc., Class A (e)	—	(c)	67

Vistra Corp.	17		297

Walgreens Boots Alliance, Inc.	18		623

Waste Connections, Inc.	16		1,581

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Wells Fargo & Co. (e)	125	2,673

WestRock Co.	37	1,395

Weyerhaeuser Co., REIT	39	1,057

Whiting Petroleum Corp. *	9	135

Williams Cos., Inc. (The)	64	1,229

Xcel Energy, Inc.	36	2,486

Yum! Brands, Inc.	50	4,620

Zebra Technologies Corp., Class A *	6	1,705

Zillow Group, Inc., Class C *	12	1,092

Zimmer Biomet Holdings, Inc.	50	6,567

Zscaler, Inc. *	10	1,413

		751,894

Total Common Stocks (Cost $1,514,329)		1,874,081

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 27.0%

Australia — 0.0% (d)

FMG Resources August 2006 Pty. Ltd.

5.13%, 5/15/2024 (f)	230	246

4.50%, 9/15/2027 (f)	275	295

Glencore Funding LLC 2.50%, 9/1/2030 (f)	620	602

Scentre Group Trust 1 REIT, 2.38%, 4/28/2021 (f)	239	240

		1,383

Belgium — 0.2%

Anheuser-Busch InBev Worldwide, Inc.

4.38%, 4/15/2038	1,715	2,000

5.45%, 1/23/2039	355	458

4.60%, 4/15/2048	875	1,037

4.44%, 10/6/2048	630	729

4.50%, 6/1/2050	2,300	2,717

		6,941

Brazil — 0.0% (d)

Vale Overseas Ltd.

6.88%, 11/21/2036	301	405

6.88%, 11/10/2039	526	719

Vale SA 5.63%, 9/11/2042	511	628

		1,752

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Canada — 0.8%

1011778 BC ULC

4.25%, 5/15/2024 (f)		1,102	1,124

5.00%, 10/15/2025 (f)		65	67

Bell Canada, Inc. 4.30%, 7/29/2049		365	444

Bombardier, Inc.

6.00%, 10/15/2022 (a) (f)		506	459

7.50%, 3/15/2025 (f)		93	68

Canadian National Railway Co. 3.20%, 8/2/2046		415	458

Cenovus Energy, Inc.

5.38%, 7/15/2025 (a)		1,312	1,383

4.25%, 4/15/2027 (a)		430	437

5.25%, 6/15/2037		704	687

6.75%, 11/15/2039		388	430

5.40%, 6/15/2047 (a)		700	690

Emera US Finance LP 4.75%, 6/15/2046		1,240	1,493

GFL Environmental, Inc. 3.75%, 8/1/2025 (f)		1,290	1,290

MEG Energy Corp.

7.00%, 3/31/2024 (f)		181	172

6.50%, 1/15/2025 (f)		690	671

7.13%, 2/1/2027 (f)		557	501

Methanex Corp.

5.25%, 12/15/2029		398	403

5.65%, 12/1/2044		2,718	2,613

National Bank of Canada 2.10%, 2/1/2023		250	258

NOVA Chemicals Corp.

5.25%, 8/1/2023 (f)		430	428

4.88%, 6/1/2024 (f)		250	248

5.00%, 5/1/2025 (f)		913	902

5.25%, 6/1/2027 (f)		331	323

Open Text Holdings, Inc. 4.13%, 2/15/2030 (f)		882	915

Province of Ontario

1.10%, 10/19/2027 (f)	CAD	773	578

1.25%, 9/27/2030 (f)		3,000	2,946

Quebecor Media, Inc. 5.75%, 1/15/2023		81	87

Rogers Communications, Inc.

(ICE LIBOR USD 3 Month + 0.60%), 0.83%, 3/22/2022 (g)		81	82

3.70%, 11/15/2049		885	973

Royal Bank of Canada (SOFR + 0.45%), 0.54%, 10/26/2023 (g)		84	84

Stars Group Holdings BV 7.00%, 7/15/2026 (f)		555	587

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

Canada — continued

Suncor Energy Ventures Corp. 6.00%, 4/1/2042 (f)		650	646

Teck Resources Ltd.

6.13%, 10/1/2035		154	178

6.00%, 8/15/2040		350	393

6.25%, 7/15/2041		343	391

5.20%, 3/1/2042		380	388

5.40%, 2/1/2043		350	362

TransAlta Corp. 6.50%, 3/15/2040		835	868

Videotron Ltd.

5.38%, 6/15/2024 (f)		116	126

5.13%, 4/15/2027 (f)		2,195	2,321

			27,474

Cayman Islands — 0.0% (d)

Global Aircraft Leasing Co. Ltd. 13.75% (Blend (cash 6.50% + PIK 7.25%)), 9/15/2024 (f) (h)		254	168

Chile — 0.0% (d)

Celulosa Arauco y Constitucion SA 5.50%, 11/2/2047		355	399

China — 0.1%

China Development Bank

0.38%, 11/16/2021 (b)	EUR	1,270	1,487

2.63%, 1/24/2022 (b)		3,000	3,060

			4,547

Finland — 0.1%

Nokia OYJ

4.38%, 6/12/2027		372	397

6.63%, 5/15/2039		2,065	2,575

			2,972

France — 0.4%

Altice France SA 7.38%, 5/1/2026 (f)		3,064	3,198

Banque Federative du Credit Mutuel SA 2.13%, 11/21/2022 (f)		245	253

BPCE SA (SOFR + 0.44%), 0.53%, 2/17/2022 (f) (g)		590	590

Dexia Credit Local SA

0.75%, 1/25/2023 (b)		EUR 3,500	4,189

1.63%, 12/8/2023 (b)	GBP	2,800	3,775

1.25%, 11/26/2024 (b)	EUR	2,100	2,607

Total Capital International SA

2.88%, 2/17/2022 (a)		241	249

2.99%, 6/29/2041		770	787

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

France — continued

3.46%, 7/12/2049		415	440

3.13%, 5/29/2050		330	330

			16,418

Germany — 0.1%

BMW US Capital LLC 3.10%, 4/12/2021 (f)		380	385

Daimler Finance North America LLC (ICE LIBOR USD 3 Month + 0.45%), 0.71%, 2/22/2021 (f) (g)		250	250

Kreditanstalt fuer Wiederaufbau 0.00%, 12/15/2022	EUR	3,000	3,544

Vertical US Newco, Inc. 5.25%, 7/15/2027 (f)		400	412

Volkswagen Group of America Finance LLC 2.70%, 9/26/2022 (f)		200	207

			4,798

Italy — 0.3%

Enel Finance International NV 6.00%, 10/7/2039 (f)		570	764

Telecom Italia Capital SA

6.38%, 11/15/2033		1,930	2,283

6.00%, 9/30/2034		1,498	1,743

7.20%, 7/18/2036		1,709	2,156

7.72%, 6/4/2038		2,202	2,983

			9,929

Japan — 0.2%

Development Bank of Japan, Inc. 3.13%, 9/6/2023 (a) (f)		1,850	1,989

Mitsubishi UFJ Financial Group, Inc. 2.62%, 7/18/2022		240	249

Mizuho Financial Group, Inc.

2.60%, 9/11/2022		250	260

(ICE LIBOR USD 3 Month + 1.27%), 1.98%, 9/8/2031 (g)		438	432

Sumitomo Mitsui Financial Group, Inc.

2.78%, 7/12/2022		250	260

2.13%, 7/8/2030		690	697

Takeda Pharmaceutical Co. Ltd.

3.03%, 7/9/2040		795	815

3.18%, 7/9/2050		1,150	1,155

			5,857

Luxembourg — 0.2%

Altice Financing SA

7.50%, 5/15/2026 (f)		1,375	1,435

5.00%, 1/15/2028 (f)		1,115	1,082

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

Luxembourg — continued

Altice France Holding SA 10.50%, 5/15/2027 (f)		723	797

ArcelorMittal SA

7.25%, 10/15/2039 (i)		686	838

7.00%, 3/1/2041 (i)		707	852

Intelsat Jackson Holdings SA

5.50%, 8/1/2023 (j)		773	453

8.00%, 2/15/2024 (f) (i) (j)		716	727

8.50%, 10/15/2024 (f) (j)		680	420

			6,604

Macau — 0.0% (d)

Sands China Ltd. 4.38%, 6/18/2030 (f)		830	854

Netherlands — 0.2%

BNG Bank NV 4.75%, 3/6/2023 (b)	AUD	602	466

NXP BV

4.30%, 6/18/2029 (f)		958	1,110

3.40%, 5/1/2030 (f)		578	636

OCI NV 5.25%, 11/1/2024 (f)		365	373

Shell International Finance BV

3.13%, 11/7/2049		1,250	1,255

3.25%, 4/6/2050		555	569

Trivium Packaging Finance BV

5.50%, 8/15/2026 (f) (i)		1,039	1,088

8.50%, 8/15/2027 (f) (i)		227	243

UPC Holding BV 5.50%, 1/15/2028 (f)		200	207

			5,947

New Zealand — 0.0% (d)

ANZ New Zealand Int’l Ltd. 2.88%, 1/25/2022 (f)		239	246

Singapore — 0.3%

Temasek Financial I Ltd.

0.50%, 3/1/2022 (b)	EUR	2,000	2,343

3.63%, 8/1/2028 (f)		6,158	7,188

			9,531

South Korea — 0.2%

Korea Development Bank (The)

3.00%, 3/19/2022		1,087	1,122

1.75%, 12/15/2022 (b)	GBP	2,450	3,236

2.13%, 10/1/2024		1,826	1,911

			6,269

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Spain — 0.0% (d)

Banco Santander SA 3.49%, 5/28/2030	200	216

Telefonica Emisiones SA 4.90%, 3/6/2048	630	717

		933

Sweden — 0.0% (d)

Skandinaviska Enskilda Banken AB 2.20%, 12/12/2022 (a) (f)	250	259

Switzerland — 0.1%

ABB Finance USA, Inc. 2.88%, 5/8/2022	240	249

Credit Suisse AG 2.80%, 4/8/2022	250	259

Glencore Finance Canada Ltd. 5.55%, 10/25/2042 (f) (i)	300	348

Novartis Capital Corp. 2.75%, 8/14/2050	730	770

UBS AG 1.75%, 4/21/2022 (f)	245	250

UBS Group AG (ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (f) (g)	940	1,031

		2,907

United Kingdom — 0.5%

Ashtead Capital, Inc. 4.00%, 5/1/2028 (f)	600	626

AstraZeneca plc

2.38%, 6/12/2022	87	90

2.13%, 8/6/2050 (a)	1,330	1,191

BAE Systems plc 3.00%, 9/15/2050 (f)	620	617

Barclays Bank plc 1.70%, 5/12/2022	250	255

BAT Capital Corp.

4.91%, 4/2/2030	545	634

4.39%, 8/15/2037	1,240	1,323

4.54%, 8/15/2047	595	624

CK Hutchison International 16 Ltd. 1.88%, 10/3/2021 (f)	250	252

CK Hutchison International 19 II Ltd. 3.38%, 9/6/2049 (f)	750	812

HSBC Holdings plc

(SOFR + 1.73%), 2.01%, 9/22/2028 (a) (g)	2,320	2,305

(SOFR + 1.95%), 2.36%, 8/18/2031 (g)	660	654

Marks & Spencer plc 7.13%, 12/1/2037 (a) (f)	2,475	2,586

Rolls-Royce plc 5.75%, 10/15/2027 (f)	321	325

Standard Chartered plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 4.64%, 4/1/2031 (f) (g)	895	1,040

Virgin Media Secured Finance plc

5.50%, 5/15/2029 (f)	1,450	1,549

4.50%, 8/15/2030 (f)	846	860

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United Kingdom — continued

Vodafone Group plc

5.00%, 5/30/2038	255	316

4.38%, 2/19/2043	200	236

4.25%, 9/17/2050	1,655	1,898

		18,193

United States — 23.3%

Abbott Laboratories 4.90%, 11/30/2046	640	897

AbbVie, Inc.

2.15%, 11/19/2021 (f)	250	254

4.50%, 5/14/2035	1,075	1,305

4.05%, 11/21/2039 (f)	865	988

4.45%, 5/14/2046	1,075	1,277

4.25%, 11/21/2049 (f)	840	977

Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	430	432

ACCO Brands Corp. 5.25%, 12/15/2024 (f)	219	224

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a) (f)	930	890

Adient US LLC

9.00%, 4/15/2025 (f)	450	495

7.00%, 5/15/2026 (f)	1,095	1,168

ADT Security Corp. (The) 4.88%, 7/15/2032 (f)	305	314

Advance Auto Parts, Inc. 3.90%, 4/15/2030	550	618

AECOM 5.13%, 3/15/2027	718	785

AEP Transmission Co. LLC Series M, 3.65%, 4/1/2050	505	585

AES Corp. (The)

5.50%, 4/15/2025	250	257

6.00%, 5/15/2026	550	576

Aetna, Inc.

4.13%, 11/15/2042	460	519

3.88%, 8/15/2047	615	681

Aflac, Inc. 4.00%, 10/15/2046 (a)	1,005	1,141

Ahern Rentals, Inc. 7.38%, 5/15/2023 (f)	918	590

AIG Global Funding (ICE LIBOR USD 3 Month + 0.65%), 0.87%, 1/22/2021 (f) (g)	281	281

Air Products and Chemicals, Inc. 2.80%, 5/15/2050	235	244

Albemarle Corp. 5.45%, 12/1/2044	358	409

Albertsons Cos., Inc.

3.25%, 3/15/2026 (f)	383	376

4.63%, 1/15/2027 (f)	2,590	2,687

5.88%, 2/15/2028 (f)	206	218

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

3.50%, 3/15/2029 (f)	421	408

4.88%, 2/15/2030 (f)	770	818

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (f)	402	414

7.00%, 9/30/2026 (f)	750	789

5.50%, 12/15/2027 (f)	450	474

6.13%, 5/15/2028 (f)	500	537

Alexandria Real Estate Equities, Inc.

REIT, 4.90%, 12/15/2030	890	1,108

REIT, 1.88%, 2/1/2033	510	495

Allegion plc 3.50%, 10/1/2029 (a)	550	602

Allied Universal Holdco LLC

6.63%, 7/15/2026 (f)	170	178

9.75%, 7/15/2027 (f)	175	186

Allison Transmission, Inc.

4.75%, 10/1/2027 (f)	1,313	1,352

5.88%, 6/1/2029 (f)	500	546

Ally Financial, Inc. 5.75%, 11/20/2025	2,270	2,580

Alphabet, Inc.

1.90%, 8/15/2040	690	649

2.05%, 8/15/2050	500	451

2.25%, 8/15/2060 (a)	290	260

Altria Group, Inc.

4.25%, 8/9/2042	750	804

3.88%, 9/16/2046 (a)	1,245	1,255

Amazon.com, Inc.

3.88%, 8/22/2037	950	1,161

2.50%, 6/3/2050	375	369

2.70%, 6/3/2060	1,100	1,118

AMC Entertainment Holdings, Inc.

10.50%, 4/24/2026 (f)	191	98

12.00% (cash 10.00% or 12.00% PIK or Blend (cash 5.00% + PIK 6.00%)), 6/15/2026 (f) (h)	508	12

AMC Networks, Inc.

5.00%, 4/1/2024	60	60

4.75%, 8/1/2025 (a)	348	348

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025 (a)	2,225	2,255

6.25%, 3/15/2026	833	835

6.50%, 4/1/2027	347	349

American Express Co. 2.50%, 8/1/2022	160	166

American Honda Finance Corp. 0.88%, 7/7/2023	186	187

American International Group, Inc. 3.88%, 1/15/2035	1,425	1,643

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

American Tower Corp.

REIT, 2.90%, 1/15/2030	459	489

REIT, 2.10%, 6/15/2030	503	504

REIT, 1.88%, 10/15/2030	280	276

REIT, 3.70%, 10/15/2049	610	655

REIT, 3.10%, 6/15/2050	1,215	1,183

American Water Capital Corp. 3.45%, 5/1/2050	945	1,066

AmeriGas Partners LP

5.63%, 5/20/2024	635	675

5.50%, 5/20/2025	1,015	1,086

Amgen, Inc.

2.30%, 2/25/2031	230	238

3.15%, 2/21/2040	700	732

3.38%, 2/21/2050	720	759

2.77%, 9/1/2053 (f)	500	473

Antero Midstream Partners LP 5.38%, 9/15/2024	1,115	1,043

Antero Resources Corp.

5.13%, 12/1/2022	196	182

5.63%, 6/1/2023 (a)	149	125

Anthem, Inc.

4.63%, 5/15/2042	215	267

3.13%, 5/15/2050	500	513

Apache Corp.

4.63%, 11/15/2025 (a)	1,497	1,422

4.88%, 11/15/2027	554	520

Apple, Inc.

3.45%, 2/9/2045	215	251

2.95%, 9/11/2049	1,750	1,867

2.65%, 5/11/2050	765	768

2.40%, 8/20/2050	420	409

2.55%, 8/20/2060	450	431

Aramark Services, Inc.

5.00%, 4/1/2025 (f)	408	414

5.00%, 2/1/2028 (a) (f)	680	686

Archrock Partners LP 6.88%, 4/1/2027 (f)	90	88

Arconic Corp.

6.00%, 5/15/2025 (f)	655	693

6.13%, 2/15/2028 (f)	535	564

Ardagh Packaging Finance plc

6.00%, 2/15/2025 (f)	1,486	1,536

4.13%, 8/15/2026 (f)	1,435	1,464

5.25%, 8/15/2027 (f)	1,079	1,111

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Ashland LLC 6.88%, 5/15/2043	840	1,076

AT&T, Inc.

2.75%, 6/1/2031	1,715	1,776

2.25%, 2/1/2032	470	460

3.50%, 6/1/2041	1,050	1,060

3.10%, 2/1/2043	940	892

3.30%, 2/1/2052	500	459

3.55%, 9/15/2055 (f)	2,275	2,151

3.65%, 9/15/2059 (f)	2,332	2,207

AutoNation, Inc. 4.75%, 6/1/2030	1,885	2,208

AutoZone, Inc. 3.70%, 4/15/2022	150	156

Avantor Funding, Inc. 4.63%, 7/15/2028 (f)	1,342	1,391

Avantor, Inc. 6.00%, 10/1/2024 (f)	750	784

Avis Budget Car Rental LLC

5.25%, 3/15/2025 (f)	395	372

5.75%, 7/15/2027 (f)	132	125

Axalta Coating Systems LLC 4.75%, 6/15/2027 (f)	860	901

B&G Foods, Inc. 5.25%, 4/1/2025	435	448

Baker Hughes Holdings LLC 5.13%, 9/15/2040	380	448

Ball Corp.

4.88%, 3/15/2026	275	306

2.88%, 8/15/2030	2,713	2,682

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (g)	206	207

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (g)	5,800	6,511

(SOFR + 1.93%), 2.68%, 6/19/2041 (g)	1,270	1,282

(SOFR + 1.88%), 2.83%, 10/24/2051 (g)	2,000	1,975

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (f)	3,028	3,338

8.50%, 1/31/2027 (f)	1,440	1,575

Bausch Health Cos., Inc.

5.50%, 3/1/2023 (f)	8	8

5.88%, 5/15/2023 (f)	41	41

6.13%, 4/15/2025 (f)	1,333	1,370

5.50%, 11/1/2025 (f)	570	586

9.00%, 12/15/2025 (f)	720	787

7.00%, 1/15/2028 (f)	172	182

5.00%, 1/30/2028 (f)	3,557	3,516

7.25%, 5/30/2029 (f)	170	183

5.25%, 1/30/2030 (f)	332	326

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Becton Dickinson and Co.

2.82%, 5/20/2030	532	567

4.69%, 12/15/2044	322	393

4.67%, 6/6/2047	505	622

3.79%, 5/20/2050	635	704

Berkshire Hathaway Energy Co.

4.50%, 2/1/2045	290	361

2.85%, 5/15/2051 (f)	485	472

Berkshire Hathaway Finance Corp. 4.20%, 8/15/2048	1,305	1,633

Berry Global, Inc. 4.88%, 7/15/2026 (f)	863	904

Biogen, Inc.

3.63%, 9/15/2022	100	106

3.15%, 5/1/2050	872	840

Blue Racer Midstream LLC 6.13%, 11/15/2022 (f)	995	968

Boeing Co. (The)

3.63%, 2/1/2031	1,305	1,299

3.25%, 2/1/2035	1,000	927

5.71%, 5/1/2040	1,185	1,363

Boise Cascade Co. 4.88%, 7/1/2030 (f)	473	506

Boston Scientific Corp. 4.55%, 3/1/2039	345	427

Boyd Gaming Corp.

6.38%, 4/1/2026	355	369

6.00%, 8/15/2026	212	217

Boyne USA, Inc. 7.25%, 5/1/2025 (f)	282	295

BP Capital Markets America, Inc.

3.00%, 2/24/2050	655	615

2.77%, 11/10/2050	445	399

Brink’s Co. (The)

5.50%, 7/15/2025 (f)	375	390

4.63%, 10/15/2027 (f)	370	378

Broadcom, Inc.

4.11%, 9/15/2028	335	373

4.75%, 4/15/2029	427	495

5.00%, 4/15/2030	428	505

4.15%, 11/15/2030	1,530	1,714

4.30%, 11/15/2032	530	605

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (f)	247	205

Buckeye Partners LP

4.13%, 3/1/2025 (f)	2,059	1,951

5.85%, 11/15/2043	288	255

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Builders FirstSource, Inc. 6.75%, 6/1/2027 (f)	225	241

Burlington Northern Santa Fe LLC

4.95%, 9/15/2041	495	648

4.38%, 9/1/2042	320	398

3.05%, 2/15/2051	1,395	1,492

BWX Technologies, Inc. 5.38%, 7/15/2026 (f)	225	233

Caesars Resort Collection LLC

5.75%, 7/1/2025 (f)	506	519

5.25%, 10/15/2025 (f)	185	176

Calpine Corp. 5.25%, 6/1/2026 (f)	1,345	1,381

Cameron LNG LLC 3.30%, 1/15/2035 (f)	350	388

Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.95%), 1.19%, 3/9/2022 (g)	150	151

Carrier Global Corp. 3.38%, 4/5/2040 (f)	560	592

Caterpillar, Inc. 3.25%, 4/9/2050	500	555

CCO Holdings LLC

5.75%, 2/15/2026 (f)	1,751	1,815

5.50%, 5/1/2026 (f)	1,605	1,669

5.13%, 5/1/2027 (f)	3,095	3,250

5.00%, 2/1/2028 (f)	2,092	2,203

4.75%, 3/1/2030 (f)	2,257	2,374

4.25%, 2/1/2031 (f)	2,039	2,085

4.50%, 5/1/2032 (f)	2,532	2,614

CDK Global, Inc.

4.88%, 6/1/2027	1,035	1,072

5.25%, 5/15/2029 (f)	313	336

CDW LLC

4.25%, 4/1/2028	917	948

3.25%, 2/15/2029	399	399

Cedar Fair LP 5.38%, 4/15/2027	331	307

Centene Corp.

5.38%, 6/1/2026 (f)	1,685	1,773

4.25%, 12/15/2027	1,192	1,255

4.63%, 12/15/2029	2,604	2,835

3.38%, 2/15/2030	365	379

3.00%, 10/15/2030	3,095	3,214

CenturyLink, Inc.

Series Y, 7.50%, 4/1/2024	220	243

5.63%, 4/1/2025	500	525

5.13%, 12/15/2026 (f)	1,710	1,748

CF Industries, Inc.

5.15%, 3/15/2034	160	187

4.95%, 6/1/2043	2,202	2,640

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

5.38%, 3/15/2044	2,156	2,646

Charter Communications Operating LLC

6.48%, 10/23/2045	291	390

4.80%, 3/1/2050	3,249	3,686

3.70%, 4/1/2051	1,110	1,069

6.83%, 10/23/2055	281	396

Chemours Co. (The)

7.00%, 5/15/2025 (a)	2,265	2,282

Cheniere Energy Partners LP

5.25%, 10/1/2025	268	273

5.63%, 10/1/2026	988	1,012

Cheniere Energy, Inc. 4.63%, 10/15/2028 (f)	950	981

Chevron Corp. 2.98%, 5/11/2040	540	570

Chevron USA, Inc. 2.34%, 8/12/2050	220	199

Choice Hotels International, Inc.

3.70%, 12/1/2029	1,964	2,050

3.70%, 1/15/2031	580	600

Cigna Corp.

3.20%, 3/15/2040	340	356

3.40%, 3/15/2050	580	607

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (f)	680	703

Cinemark USA, Inc.

4.88%, 6/1/2023	765	641

8.75%, 5/1/2025 (f)	495	511

CIT Group, Inc.

4.75%, 2/16/2024	1,025	1,102

6.13%, 3/9/2028	550	668

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 2/15/2021 (g) (k) (l)	359	355

2.75%, 4/25/2022	200	206

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (g) (k) (l)	210	235

(SOFR + 1.42%), 2.98%, 11/5/2030 (g)	1,595	1,713

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (g)	1,325	1,519

Clarios Global LP

6.75%, 5/15/2025 (f)	850	899

6.25%, 5/15/2026 (f)	925	967

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024	1,305	1,129

5.13%, 8/15/2027 (f)	3,076	2,984

Coca-Cola Co. (The)

2.50%, 6/1/2040	545	564

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

2.60%, 6/1/2050	855	855

Colfax Corp. 6.38%, 2/15/2026 (f)	120	126

Comcast Corp.

3.20%, 7/15/2036	1,700	1,888

3.75%, 4/1/2040	1,556	1,815

2.45%, 8/15/2052	3,090	2,818

Commercial Metals Co. 4.88%, 5/15/2023	84	88

Commonwealth Edison Co.

Series 123, 3.75%, 8/15/2047 (a)	500	583

3.00%, 3/1/2050	365	381

CommScope, Inc.

6.00%, 3/1/2026 (f)	2,235	2,319

8.25%, 3/1/2027 (f)	2,265	2,344

Community Health Systems, Inc.

6.25%, 3/31/2023	972	963

8.00%, 3/15/2026 (f)	154	155

Comstock Resources, Inc. 9.75%, 8/15/2026	1,425	1,501

Conagra Brands, Inc.

8.25%, 9/15/2030	143	214

5.30%, 11/1/2038	304	394

5.40%, 11/1/2048	290	397

Concho Resources, Inc.

4.88%, 10/1/2047	795	976

4.85%, 8/15/2048	350	427

Connecticut Light and Power Co. (The) 4.30%, 4/15/2044	600	760

Consolidated Edison Co. of New York, Inc. Series 12-A, 4.20%, 3/15/2042	825	972

Constellation Brands, Inc.

3.15%, 8/1/2029	437	478

2.88%, 5/1/2030	413	444

4.50%, 5/9/2047	320	390

4.10%, 2/15/2048	330	382

5.25%, 11/15/2048	100	134

3.75%, 5/1/2050 (a)	850	943

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a) (f)	188	155

Constellium SE

5.75%, 5/15/2024 (f)	505	512

6.63%, 3/1/2025 (f)	750	761

Continental Resources, Inc.

5.00%, 9/15/2022	1,150	1,133

4.38%, 1/15/2028 (a)	458	412

4.90%, 6/1/2044	1,096	909

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Cottage Health Obligated Group Series 2020, 3.30%, 11/1/2049	160	168

Cox Communications, Inc. 4.80%, 2/1/2035 (f)	925	1,146

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (i)	19	19

5.75%, 4/1/2025	676	609

Crown Americas LLC 4.25%, 9/30/2026	385	409

Crown Castle International Corp.

REIT, 2.25%, 1/15/2031	483	486

REIT, 5.20%, 2/15/2049	371	478

REIT, 4.00%, 11/15/2049	400	443

REIT, 4.15%, 7/1/2050	640	729

REIT, 3.25%, 1/15/2051	1,125	1,116

CSC Holdings LLC

5.50%, 4/15/2027 (f)	1,100	1,158

5.38%, 2/1/2028 (f)	645	685

6.50%, 2/1/2029 (f)	760	843

5.75%, 1/15/2030 (f)	2,960	3,164

4.13%, 12/1/2030 (f)	849	863

3.38%, 2/15/2031 (f)	2,759	2,654

CSX Corp.

4.10%, 3/15/2044 (a)	755	888

3.80%, 4/15/2050 (a)	770	902

Cummins, Inc. 2.60%, 9/1/2050	290	275

CVS Health Corp.

4.30%, 3/25/2028	320	371

2.70%, 8/21/2040	2,765	2,639

4.25%, 4/1/2050	650	756

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (f)	725	752

Dana, Inc. 5.38%, 11/15/2027	500	516

Darden Restaurants, Inc. 4.55%, 2/15/2048	600	607

Darling Ingredients, Inc. 5.25%, 4/15/2027 (f)	1,000	1,060

DaVita, Inc.

4.63%, 6/1/2030 (f)	1,420	1,444

3.75%, 2/15/2031 (f)	633	609

DCP Midstream Operating LP

5.38%, 7/15/2025	1,423	1,494

8.13%, 8/16/2030	350	399

6.45%, 11/3/2036 (f)	406	392

5.60%, 4/1/2044	449	391

Dell International LLC

5.88%, 6/15/2021 (f)	128	128

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

7.13%, 6/15/2024 (f)	180	187

6.02%, 6/15/2026 (f)	750	888

6.20%, 7/15/2030 (f)	575	704

8.10%, 7/15/2036 (f)	300	404

8.35%, 7/15/2046 (f)	300	408

Dell, Inc.

7.10%, 4/15/2028 (a)	320	406

6.50%, 4/15/2038	480	574

Delta Air Lines, Inc.

4.50%, 10/20/2025 (f)	422	428

4.38%, 4/19/2028	958	825

4.75%, 10/20/2028 (f)	590	603

3.75%, 10/28/2029	2,807	2,343

Devon Energy Corp.

4.75%, 5/15/2042	56	52

5.00%, 6/15/2045	929	888

DH Europe Finance II SARL 3.25%, 11/15/2039	530	587

Diamond Sports Group LLC 5.38%, 8/15/2026 (f)	677	394

Diamondback Energy, Inc. 5.38%, 5/31/2025	525	543

Discovery Communications LLC

3.63%, 5/15/2030	1,140	1,260

5.20%, 9/20/2047	335	398

4.65%, 5/15/2050	340	382

4.00%, 9/15/2055 (f)	1,650	1,665

DISH DBS Corp.

5.88%, 7/15/2022	479	493

5.00%, 3/15/2023	198	199

5.88%, 11/15/2024	4,250	4,276

7.75%, 7/1/2026	1,609	1,705

Dow Chemical Co. (The) 2.10%, 11/15/2030	845	837

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (f)	372	346

Duke Energy Indiana LLC 2.75%, 4/1/2050	1,135	1,137

Duke Energy Progress LLC

Series A, (ICE LIBOR USD 3 Month + 0.18%), 0.43%, 2/18/2022 (g)	29	29

3.60%, 9/15/2047	275	313

2.50%, 8/15/2050	1,000	956

Duquesne Light Holdings, Inc. 2.53%, 10/1/2030 (f)	400	398

East Ohio Gas Co. (The) 3.00%, 6/15/2050 (f)	565	570

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Eastman Chemical Co.

4.80%, 9/1/2042	122	148

4.65%, 10/15/2044	450	539

Ecolab, Inc. 2.13%, 8/15/2050	225	201

Edgewell Personal Care Co. 5.50%, 6/1/2028 (f)	825	867

Edison International

5.75%, 6/15/2027 (a)	450	511

4.13%, 3/15/2028	450	471

Elanco Animal Health, Inc. 5.90%, 8/28/2028 (i)	694	808

Eli Lilly and Co. 2.25%, 5/15/2050	1,680	1,558

Embarq Corp. 8.00%, 6/1/2036	2,903	3,404

EMC Corp. 3.38%, 6/1/2023	403	411

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (f)	397	399

Enable Midstream Partners LP 5.00%, 5/15/2044 (i)	102	84

Encompass Health Corp.

5.75%, 11/1/2024	445	445

4.50%, 2/1/2028	1,110	1,137

Endo Dac

9.50%, 7/31/2027 (f)	163	175

6.00%, 6/30/2028 (f)	226	174

Energizer Holdings, Inc. 7.75%, 1/15/2027 (f)	1,090	1,183

Energy Transfer Operating LP

4.90%, 3/15/2035	570	559

5.15%, 2/1/2043	360	335

5.15%, 3/15/2045	670	621

5.30%, 4/15/2047	576	547

6.00%, 6/15/2048	160	163

6.25%, 4/15/2049	450	474

5.00%, 5/15/2050	677	630

EnerSys 4.38%, 12/15/2027 (f)	845	866

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (g) (k) (l)	760	319

4.40%, 4/1/2024	340	308

Entercom Media Corp. 7.25%, 11/1/2024 (a) (f)	230	191

Entergy Corp. 3.75%, 6/15/2050	210	237

Entergy Louisiana LLC 2.90%, 3/15/2051	705	727

Entergy Texas, Inc. 3.55%, 9/30/2049	585	644

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Enterprise Products Operating LLC

4.85%, 8/15/2042	300	342

4.45%, 2/15/2043	295	316

3.70%, 1/31/2051	1,010	1,001

3.20%, 2/15/2052	500	461

Envision Healthcare Corp. 8.75%, 10/15/2026 (f)	321	151

EQM Midstream Partners LP

6.00%, 7/1/2025 (f)	880	902

4.13%, 12/1/2026	515	486

6.50%, 7/15/2048	918	868

EQT Corp.

3.00%, 10/1/2022	525	524

7.88%, 2/1/2025 (i)	665	740

8.75%, 2/1/2030 (i)	335	416

Equinix, Inc.

REIT, 3.20%, 11/18/2029	443	481

REIT, 2.15%, 7/15/2030	571	573

REIT, 3.00%, 7/15/2050 (a)	600	584

REIT, 2.95%, 9/15/2051	600	574

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (f)	235	235

REIT, 4.63%, 10/1/2027 (f)	956	937

Essex Portfolio LP

REIT, 1.65%, 1/15/2031	430	414

REIT, 2.65%, 9/1/2050	430	390

Evergy Metro, Inc. 4.20%, 3/15/2048	395	482

Exela Intermediate LLC 10.00%, 7/15/2023 (f)	1,233	364

Exelon Corp. 4.70%, 4/15/2050 (a)	530	671

Expedia Group, Inc.

3.80%, 2/15/2028	174	175

3.25%, 2/15/2030	650	630

Exxon Mobil Corp.

2.61%, 10/15/2030 (a)	2,485	2,634

3.00%, 8/16/2039	840	846

3.10%, 8/16/2049	425	423

FedEx Corp. 4.40%, 1/15/2047	570	675

FirstEnergy Corp.

2.65%, 3/1/2030	477	466

Series B, 2.25%, 9/1/2030	374	352

Series C, 7.38%, 11/15/2031	101	134

Series C, 4.85%, 7/15/2047	329	357

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Series C, 3.40%, 3/1/2050	390	350

Fiserv, Inc. 3.50%, 7/1/2029	440	493

Florida Power & Light Co. 3.80%, 12/15/2042	555	664

Flowserve Corp. 3.50%, 10/1/2030	600	597

Fluor Corp. 4.25%, 9/15/2028 (a)	700	626

FMC Corp. 4.50%, 10/1/2049	1,800	2,161

Ford Motor Co.

8.50%, 4/21/2023	143	158

9.00%, 4/22/2025	1,248	1,468

9.63%, 4/22/2030	62	83

Ford Motor Credit Co. LLC

3.47%, 4/5/2021	1,285	1,283

3.37%, 11/17/2023	615	610

4.06%, 11/1/2024	1,375	1,379

5.13%, 6/16/2025	235	245

4.39%, 1/8/2026	3,975	4,005

4.27%, 1/9/2027	345	344

4.13%, 8/17/2027	615	606

Fox Corp. 5.58%, 1/25/2049 (a)	175	238

Freeport-McMoRan, Inc.

5.00%, 9/1/2027	1,005	1,049

4.13%, 3/1/2028	271	277

4.38%, 8/1/2028	691	721

4.25%, 3/1/2030	1,098	1,154

4.63%, 8/1/2030	112	119

5.40%, 11/14/2034	765	876

5.45%, 3/15/2043	3,103	3,541

Frontier Communications Corp.

8.50%, 4/1/2026 (f) (i) (j)	1,020	1,026

5.88%, 10/15/2027 (f)	422	430

Gap, Inc. (The)

8.38%, 5/15/2023 (a) (f)	470	525

8.88%, 5/15/2027 (f)	330	377

Gartner, Inc.

4.50%, 7/1/2028 (f)	435	454

3.75%, 10/1/2030 (f)	862	882

GE Capital Funding LLC 4.40%, 5/15/2030 (f)	465	507

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	2,405	2,600

General Electric Co.

3.63%, 5/1/2030	1,875	1,978

4.13%, 10/9/2042	270	279

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

General Motors Co.

6.60%, 4/1/2036	320	401

6.25%, 10/2/2043	320	392

5.20%, 4/1/2045	1,240	1,379

6.75%, 4/1/2046	325	419

5.40%, 4/1/2048	350	398

5.95%, 4/1/2049	67	82

Genesis Energy LP

6.25%, 5/15/2026	622	498

7.75%, 2/1/2028	369	306

Gilead Sciences, Inc.

(ICE LIBOR USD 3 Month + 0.15%), 0.37%, 9/17/2021 (g)	46	46

4.00%, 9/1/2036	945	1,118

2.60%, 10/1/2040	795	765

4.80%, 4/1/2044	185	234

2.80%, 10/1/2050 (a)	830	789

Global Payments, Inc.

3.20%, 8/15/2029	502	543

2.90%, 5/15/2030	594	631

4.15%, 8/15/2049	1,050	1,211

GLP Capital LP

REIT, 5.75%, 6/1/2028	480	546

REIT, 4.00%, 1/15/2030	1,368	1,423

REIT, 4.00%, 1/15/2031 (a)	609	637

Goldman Sachs Group, Inc. (The)

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (a) (g) (k) (l)	530	507

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (g)	2,530	2,850

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (g)	935	1,090

Goodyear Tire & Rubber Co. (The) 4.88%, 3/15/2027 (a)	73	71

Graphic Packaging International LLC 3.50%, 3/15/2028 (f)	400	400

Gray Television, Inc. 7.00%, 5/15/2027 (f)	540	583

Greif, Inc. 6.50%, 3/1/2027 (f)	349	366

Griffon Corp. 5.75%, 3/1/2028	815	846

Group 1 Automotive, Inc. 4.00%, 8/15/2028 (f)	1,490	1,492

Gulfport Energy Corp. 6.00%, 10/15/2024	515	281

H&E Equipment Services, Inc. 5.63%, 9/1/2025	345	358

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Hanesbrands, Inc. 4.88%, 5/15/2026 (f)	292	316

Hasbro, Inc.

3.90%, 11/19/2029	460	494

6.35%, 3/15/2040	320	385

5.10%, 5/15/2044	824	862

HAT Holdings I LLC REIT, 3.75%, 9/15/2030 (f)	2,645	2,642

HCA, Inc.

5.38%, 2/1/2025	1,013	1,122

5.88%, 2/15/2026	2,880	3,254

5.63%, 9/1/2028	3,221	3,749

5.88%, 2/1/2029	1,635	1,924

3.50%, 9/1/2030	7,686	7,850

5.13%, 6/15/2039	560	680

5.50%, 6/15/2047	375	465

7.50%, 11/15/2095 (a)	450	571

Healthcare Trust of America Holdings LP REIT, 2.00%, 3/15/2031	560	540

Healthpeak Properties, Inc.

REIT, 3.00%, 1/15/2030	1,090	1,170

REIT, 2.88%, 1/15/2031	440	461

Herc Holdings, Inc. 5.50%, 7/15/2027 (f)	1,045	1,074

Hershey Co. (The) 2.65%, 6/1/2050	310	313

Hertz Corp. (The)

7.13%, 8/1/2026 (f) (j)	410	162

6.00%, 1/15/2028 (f) (j)	500	201

Hess Corp. 5.80%, 4/1/2047	360	400

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	1,000	1,012

4.88%, 1/15/2030	656	675

Hilton Worldwide Finance LLC

4.63%, 4/1/2025 (a)	209	211

4.88%, 4/1/2027	1,027	1,039

Home Depot, Inc. (The)

3.30%, 4/15/2040	1,195	1,351

4.25%, 4/1/2046	265	337

3.13%, 12/15/2049	185	201

3.35%, 4/15/2050	475	536

Honeywell International, Inc.

0.48%, 8/19/2022 (a)	131	131

2.80%, 6/1/2050	160	171

Howmet Aerospace, Inc.

5.13%, 10/1/2024	1,058	1,111

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

5.90%, 2/1/2027	1,567	1,720

6.75%, 1/15/2028	769	878

5.95%, 2/1/2037	2,421	2,639

Hughes Satellite Systems Corp.

7.63%, 6/15/2021	85	87

5.25%, 8/1/2026	250	268

6.63%, 8/1/2026 (a)	300	325

Huntington Bancshares, Inc. 3.15%, 3/14/2021	145	146

Huntington Ingalls Industries, Inc. 4.20%, 5/1/2030 (f)	530	612

Hyatt Hotels Corp. 5.75%, 4/23/2030	759	857

Icahn Enterprises LP

6.38%, 12/15/2025	316	324

6.25%, 5/15/2026	791	821

5.25%, 5/15/2027	820	848

iHeartCommunications, Inc.

8.38%, 5/1/2027	233	228

5.25%, 8/15/2027 (f)	1,380	1,362

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 2.98%, 12/21/2065 (f) (g)	1,015	533

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 3.23%, 12/21/2065 (f) (g)	880	488

Intel Corp. 3.25%, 11/15/2049	1,250	1,369

International Business Machines Corp. 2.85%, 5/15/2040	2,185	2,248

International Game Technology plc 6.50%, 2/15/2025 (f)	900	963

IQVIA, Inc.

5.00%, 10/15/2026 (f)	200	207

5.00%, 5/15/2027 (f)	997	1,045

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (f)	370	377

REIT, 5.25%, 3/15/2028 (f)	218	223

REIT, 4.88%, 9/15/2029 (f)	500	503

REIT, 4.50%, 2/15/2031 (f)	2,676	2,664

ITC Holdings Corp. 2.95%, 5/14/2030 (f)	1,360	1,455

Jabil, Inc.

3.60%, 1/15/2030	822	871

3.00%, 1/15/2031	450	454

Jackson National Life Global Funding 3.30%, 2/1/2022 (f)	240	249

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

JBS USA LUX SA

5.75%, 6/15/2025 (f)	480	492

5.50%, 1/15/2030 (f)	363	395

Johnson & Johnson

3.40%, 1/15/2038	495	578

2.25%, 9/1/2050	305	296

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (f)	1,785	1,758

Keurig Dr Pepper, Inc. 4.50%, 11/15/2045	575	705

KFC Holding Co. 5.25%, 6/1/2026 (f)	470	486

Kinder Morgan, Inc.

2.00%, 2/15/2031	1,305	1,241

5.05%, 2/15/2046	505	566

3.25%, 8/1/2050	750	673

Kohl’s Corp. 5.55%, 7/17/2045	429	387

Kraft Heinz Foods Co.

3.95%, 7/15/2025	1,350	1,461

4.63%, 1/30/2029	2,055	2,290

4.63%, 10/1/2039 (f)	633	677

6.50%, 2/9/2040	480	608

5.00%, 6/4/2042	1,047	1,147

5.20%, 7/15/2045	738	815

4.38%, 6/1/2046	1,780	1,820

4.88%, 10/1/2049 (a) (f)	2,546	2,681

5.50%, 6/1/2050 (f)	758	860

Kroger Co. (The) 3.88%, 10/15/2046	800	898

L Brands, Inc.

7.50%, 6/15/2029	805	861

6.88%, 11/1/2035	455	462

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (f)	1,190	1,247

10.50%, 7/15/2027 (f)	315	339

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (f)	124	113

Lamar Media Corp. 4.00%, 2/15/2030	855	862

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (a) (f)	664	690

Las Vegas Sands Corp. 3.90%, 8/8/2029	550	549

Leidos, Inc. 4.38%, 5/15/2030 (f)	870	1,012

Lennar Corp.

4.75%, 5/30/2025	124	136

5.25%, 6/1/2026	760	863

5.00%, 6/15/2027	710	809

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Level 3 Financing, Inc.

5.25%, 3/15/2026	952	983

4.63%, 9/15/2027 (f)	3,965	4,044

3.63%, 1/15/2029 (f)	259	251

Liberty Interactive LLC 8.25%, 2/1/2030	550	595

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (f)	183	175

6.50%, 5/15/2027 (f)	1,380	1,477

4.75%, 10/15/2027 (f)	730	671

Lockheed Martin Corp.

4.07%, 12/15/2042	250	310

3.80%, 3/1/2045	575	688

2.80%, 6/15/2050	905	936

Lowe’s Cos., Inc.

3.70%, 4/15/2046	1,225	1,389

3.00%, 10/15/2050	485	495

Macy’s, Inc. 8.38%, 6/15/2025 (f)	1,370	1,430

Marathon Oil Corp. 5.20%, 6/1/2045	1,708	1,613

Marriott International, Inc.

Series EE, 5.75%, 5/1/2025	530	590

4.63%, 6/15/2030	206	220

Series GG, 3.50%, 10/15/2032	600	591

Marriott Ownership Resorts, Inc.

6.50%, 9/15/2026	1,222	1,259

4.75%, 1/15/2028	20	19

Masco Corp.

2.00%, 10/1/2030	600	599

4.50%, 5/15/2047	333	393

Mastercard, Inc. 3.85%, 3/26/2050	310	384

Mattel, Inc.

3.15%, 3/15/2023 (a)	173	172

6.75%, 12/31/2025 (f)	1,529	1,608

5.88%, 12/15/2027 (f)	1,755	1,904

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (f)	1,651	1,652

7.25%, 4/15/2025 (f)	1,315	1,268

McDonald’s Corp.

3.63%, 9/1/2049	565	627

4.20%, 4/1/2050	910	1,097

MDC Holdings, Inc.

3.85%, 1/15/2030	2,328	2,460

6.00%, 1/15/2043	2,098	2,624

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Merck & Co., Inc.

2.35%, 6/24/2040	200	203

3.70%, 2/10/2045	455	537

2.45%, 6/24/2050	155	153

Meredith Corp. 6.88%, 2/1/2026	1,210	1,003

MetLife, Inc. 4.13%, 8/13/2042	205	244

Metropolitan Life Global Funding I 3.00%, 1/10/2023 (f)	100	105

MGM Growth Properties Operating Partnership LP

REIT, 4.50%, 9/1/2026	392	402

REIT, 5.75%, 2/1/2027	2,026	2,186

REIT, 4.50%, 1/15/2028	350	355

MGM Resorts International

7.75%, 3/15/2022 (a)	860	903

6.75%, 5/1/2025 (a)	500	526

5.75%, 6/15/2025 (a)	1,689	1,754

4.63%, 9/1/2026	662	651

5.50%, 4/15/2027	2,080	2,100

Micron Technology, Inc.

5.33%, 2/6/2029	520	625

4.66%, 2/15/2030 (a)	520	612

Microsoft Corp.

3.50%, 2/12/2035	970	1,175

3.45%, 8/8/2036	1,060	1,272

3.70%, 8/8/2046	640	783

2.53%, 6/1/2050	855	867

2.68%, 6/1/2060	775	786

Molson Coors Beverage Co. 4.20%, 7/15/2046	350	365

Molson Coors Brewing Co. 5.00%, 5/1/2042	1,986	2,252

Mondelez International, Inc. 0.63%, 7/1/2022	55	55

Morgan Stanley

3.75%, 2/25/2023	150	161

(SOFR + 1.14%), 2.70%, 1/22/2031 (g)	2,270	2,423

(SOFR + 3.12%), 3.62%, 4/1/2031 (g)	1,325	1,519

Motorola Solutions, Inc.

4.60%, 5/23/2029	1,000	1,174

2.30%, 11/15/2030	400	397

5.50%, 9/1/2044	343	403

MPLX LP

4.50%, 4/15/2038	950	961

4.70%, 4/15/2048	285	281

MSCI, Inc.

5.38%, 5/15/2027 (f)	454	485

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

4.00%, 11/15/2029 (f)	375	391

3.88%, 2/15/2031 (f)	379	396

Murphy Oil Corp. 6.37%, 12/1/2042 (i)	1,083	807

Mylan, Inc. 5.20%, 4/15/2048	2,149	2,660

MYT Holding LLC 7.50% (cash 7.50% or PIK 7.50%), 9/25/2025 (f) (h)	58	57

Nabors Industries Ltd. 7.25%, 1/15/2026 (f)	235	92

Narragansett Electric Co. (The) 3.40%, 4/9/2030 (f)	435	490

National Securities Clearing Corp. 1.20%, 4/23/2023 (f)	250	255

Navient Corp.

6.50%, 6/15/2022	560	571

6.13%, 3/25/2024	455	461

5.00%, 3/15/2027	255	238

NCR Corp.

5.75%, 9/1/2027 (f)	1,240	1,278

5.00%, 10/1/2028 (f)	1,073	1,062

6.13%, 9/1/2029 (f)	365	383

Netflix, Inc.

4.88%, 4/15/2028	349	392

5.88%, 11/15/2028	1,194	1,427

6.38%, 5/15/2029	690	845

5.38%, 11/15/2029 (f)	2,468	2,891

4.88%, 6/15/2030 (f)	4,856	5,542

New Albertsons LP

7.75%, 6/15/2026	15	17

7.45%, 8/1/2029	40	45

8.00%, 5/1/2031	420	483

New York and Presbyterian Hospital (The)

2.26%, 8/1/2040	640	598

Newell Brands, Inc.

4.70%, 4/1/2026 (i)	2,015	2,146

5.87%, 4/1/2036 (i)	2,413	2,823

6.00%, 4/1/2046 (i)	567	670

Newmont Corp. 3.63%, 6/9/2021	225	228

Nexstar Broadcasting, Inc.

5.63%, 7/15/2027 (f)	1,219	1,271

4.75%, 11/1/2028 (f)	523	527

NextEra Energy Capital Holdings, Inc. 3.20%, 2/25/2022	120	124

NextEra Energy Operating Partners LP

3.88%, 10/15/2026 (f)	377	391

4.50%, 9/15/2027 (f)	371	405

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (a) (f)	175	180

Nielsen Finance LLC 5.00%, 4/15/2022 (f)	417	417

NIKE, Inc.

3.25%, 3/27/2040	830	936

3.38%, 3/27/2050	180	206

NiSource, Inc. 4.38%, 5/15/2047	550	670

NMG 12.00%, 9/18/2025 ‡	115	115

Noble Energy, Inc.

4.95%, 8/15/2047	717	935

4.20%, 10/15/2049 (a)	865	1,017

Nordstrom, Inc.

4.00%, 3/15/2027 (a)	1,020	854

6.95%, 3/15/2028	1,100	1,034

4.38%, 4/1/2030 (a)	1,071	821

5.00%, 1/15/2044	3,587	2,551

Norfolk Southern Corp. 3.05%, 5/15/2050	1,527	1,571

Northrop Grumman Corp. 3.85%, 4/15/2045	1,000	1,151

Novelis Corp.

5.88%, 9/30/2026 (f)	464	479

4.75%, 1/30/2030 (f)	470	476

NRG Energy, Inc. 6.63%, 1/15/2027	1,262	1,328

NuStar Logistics LP

5.75%, 10/1/2025	246	248

6.00%, 6/1/2026	186	184

5.63%, 4/28/2027	395	387

6.38%, 10/1/2030	246	247

NVIDIA Corp. 3.50%, 4/1/2050	343	393

Oasis Petroleum, Inc.

6.88%, 3/15/2022	908	179

6.25%, 5/1/2026 (f)	483	105

Occidental Petroleum Corp.

2.70%, 8/15/2022	1,138	1,052

8.00%, 7/15/2025 (a)	1,650	1,609

5.88%, 9/1/2025	287	253

8.50%, 7/15/2027	390	372

6.38%, 9/1/2028	287	251

8.88%, 7/15/2030	454	444

6.63%, 9/1/2030	287	252

Olin Corp. 5.13%, 9/15/2027	460	467

ON Semiconductor Corp. 3.88%, 9/1/2028 (f)	845	860

Oncor Electric Delivery Co. LLC

3.80%, 9/30/2047	265	316

3.70%, 5/15/2050 (a)	410	486

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

OneMain Finance Corp.

7.13%, 3/15/2026	1,087	1,205

6.63%, 1/15/2028	768	840

5.38%, 11/15/2029	3,621	3,721

ONEOK, Inc.

4.95%, 7/13/2047	487	464

5.20%, 7/15/2048	660	649

4.45%, 9/1/2049	600	527

4.50%, 3/15/2050	650	574

7.15%, 1/15/2051	404	471

Oracle Corp.

3.60%, 4/1/2040	2,075	2,305

3.60%, 4/1/2050	1,605	1,764

Oshkosh Corp. 3.10%, 3/1/2030	580	614

Outfront Media Capital LLC 5.00%, 8/15/2027 (f)	527	499

Owens Corning 4.30%, 7/15/2047 (a)	350	385

Pacific Gas and Electric Co.

3.30%, 8/1/2040 (a)	315	289

4.45%, 4/15/2042	975	985

4.60%, 6/15/2043	981	980

4.75%, 2/15/2044	386	398

4.30%, 3/15/2045	400	389

4.25%, 3/15/2046	350	340

4.00%, 12/1/2046 (a)	1,370	1,296

3.95%, 12/1/2047	911	858

4.95%, 7/1/2050	350	368

3.50%, 8/1/2050	430	387

PacifiCorp

4.13%, 1/15/2049 (a)	520	637

3.30%, 3/15/2051	1,335	1,451

Par Pharmaceutical, Inc.

7.50%, 4/1/2027 (f)	1,402	1,486

Parsley Energy LLC

5.25%, 8/15/2025 (f)	860	886

5.63%, 10/15/2027 (f)	618	657

PBF Holding Co. LLC

9.25%, 5/15/2025 (f)	306	271

6.00%, 2/15/2028 (f)	315	122

PECO Energy Co. 2.80%, 6/15/2050	234	239

Penske Automotive Group, Inc. 5.50%, 5/15/2026	597	616

Pentair Finance SARL 4.50%, 7/1/2029 (a)	550	634

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

PepsiCo, Inc. 3.50%, 3/19/2040	1,075	1,273

Performance Food Group, Inc.

5.50%, 6/1/2024 (f)	430	433

5.50%, 10/15/2027 (f)	768	787

Perrigo Finance Unlimited Co. 4.90%, 12/15/2044	2,476	2,633

PetSmart, Inc.

7.13%, 3/15/2023 (f)	2,429	2,399

5.88%, 6/1/2025 (f)	1,805	1,832

Pfizer, Inc.

2.55%, 5/28/2040	1,515	1,554

2.70%, 5/28/2050	850	865

PG&E Corp. 5.00%, 7/1/2028	1,580	1,584

Philip Morris International, Inc.

4.50%, 3/20/2042	500	609

3.88%, 8/21/2042	780	876

Phillips 66 2.15%, 12/15/2030	1,412	1,326

Phillips 66 Partners LP

4.68%, 2/15/2045	451	445

4.90%, 10/1/2046 (a)	370	371

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (f)	175	179

Pioneer Natural Resources Co. 1.90%, 8/15/2030	610	570

Plains All American Pipeline LP

3.80%, 9/15/2030 (a)	440	425

4.30%, 1/31/2043	1,105	915

4.90%, 2/15/2045	2,442	2,188

Plantronics, Inc. 5.50%, 5/31/2023 (f)	271	261

Post Holdings, Inc.

5.00%, 8/15/2026 (f)	1,178	1,222

5.63%, 1/15/2028 (f)	875	923

5.50%, 12/15/2029 (f)	735	793

PPL Electric Utilities Corp. (ICE LIBOR USD 3 Month + 0.25%), 0.47%, 9/28/2023 (g)	150	150

Prestige Brands, Inc. 5.13%, 1/15/2028 (f)	440	457

Prime Security Services Borrower LLC 5.75%, 4/15/2026 (f)	1,433	1,526

Prologis LP REIT, 2.13%, 10/15/2050	775	692

Protective Life Global Funding 0.63%, 10/13/2023 (f)	150	150

Prudential Financial, Inc.

3.00%, 3/10/2040	1,085	1,123

Public Service Co. of Colorado 4.05%, 9/15/2049	500	623

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Public Service Electric and Gas Co.

3.15%, 1/1/2050	500	547

2.70%, 5/1/2050	440	442

PulteGroup, Inc. 6.38%, 5/15/2033	677	863

QEP Resources, Inc. 5.63%, 3/1/2026	459	291

Qorvo, Inc.

4.38%, 10/15/2029	369	396

3.38%, 4/1/2031 (f)	2,659	2,692

QUALCOMM, Inc. 1.65%, 5/20/2032 (f)	1,150	1,123

Quicken Loans LLC

5.25%, 1/15/2028 (f)	445	465

3.63%, 3/1/2029 (f)	166	164

3.88%, 3/1/2031 (f)	166	163

QVC, Inc.

4.75%, 2/15/2027	387	395

4.38%, 9/1/2028	553	554

5.45%, 8/15/2034	2,693	2,659

5.95%, 3/15/2043	2,770	2,659

Radian Group, Inc. 4.88%, 3/15/2027	856	875

Range Resources Corp. 9.25%, 2/1/2026 (f)	650	689

Raytheon Technologies Corp.

4.13%, 11/16/2028	1,970	2,307

4.45%, 11/16/2038	195	238

3.13%, 7/1/2050	675	709

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (f)	421	450

8.25%, 11/15/2026 (f)	139	151

Regeneron Pharmaceuticals, Inc.

1.75%, 9/15/2030	600	578

2.80%, 9/15/2050	2,230	2,083

Reliance Standard Life Global Funding II 2.15%, 1/21/2023 (f)	83	85

Republic Services, Inc.

3.05%, 3/1/2050	465	480

Revlon Consumer Products Corp. 6.25%, 8/1/2024	260	25

RHP Hotel Properties LP

REIT, 5.00%, 4/15/2023	645	625

REIT, 4.75%, 10/15/2027	255	236

Rite Aid Corp.

7.50%, 7/1/2025 (f)	903	903

8.00%, 11/15/2026 (f)	913	915

Roper Technologies, Inc. 2.00%, 6/30/2030	370	376

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Royal Caribbean Cruises Ltd.

10.88%, 6/1/2023 (f)	406	443

11.50%, 6/1/2025 (f)	1,462	1,672

Royalty Pharma plc

3.30%, 9/2/2040 (f)	400	391

3.55%, 9/2/2050 (f)	300	285

RPM International, Inc. 4.25%, 1/15/2048	550	571

S&P Global, Inc. 2.30%, 8/15/2060	715	638

Sabine Pass Liquefaction LLC 4.50%, 5/15/2030 (a) (f)	340	380

Sabre GLBL, Inc. 9.25%, 4/15/2025 (a) (f)	390	430

San Diego Gas & Electric Co. Series UUU, 3.32%, 4/15/2050	505	537

SBA Communications Corp.

REIT, 4.88%, 9/1/2024	380	388

REIT, 3.88%, 2/15/2027 (f)	1,005	1,022

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (f)	630	673

Seagate HDD Cayman

4.09%, 6/1/2029 (f)	50	54

4.13%, 1/15/2031 (a) (f)	550	592

5.75%, 12/1/2034	550	625

Sealed Air Corp.

5.25%, 4/1/2023 (f)	100	105

4.00%, 12/1/2027 (f)	378	396

6.88%, 7/15/2033 (f)	492	635

Sensata Technologies BV 5.00%, 10/1/2025 (f)	1,578	1,723

Sensata Technologies, Inc.

4.38%, 2/15/2030 (f)	2,910	3,041

3.75%, 2/15/2031 (f)	3,324	3,291

Service Corp. International

8.00%, 11/15/2021	95	101

4.63%, 12/15/2027	520	550

5.13%, 6/1/2029	680	743

Sherwin-Williams Co. (The) 3.30%, 5/15/2050	539	571

Simon Property Group LP REIT, 3.25%, 9/13/2049	370	333

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (f)	769	768

5.88%, 3/15/2026 (f)	104	102

Sirius XM Radio, Inc.

4.63%, 7/15/2024 (f)	103	106

5.00%, 8/1/2027 (f)	1,700	1,781

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

5.50%, 7/1/2029 (f)	1,455	1,583

4.13%, 7/1/2030 (f)	2,172	2,233

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (f)	773	719

5.50%, 4/15/2027 (a) (f)	168	156

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (f)	975	1,032

SM Energy Co.

6.75%, 9/15/2026	250	96

6.63%, 1/15/2027 (a)	254	95

Southern California Edison Co.

2.25%, 6/1/2030 (a)	2,470	2,490

3.65%, 2/1/2050	210	218

Southern Co. Gas Capital Corp. Series 20-A, 1.75%, 1/15/2031	1,000	988

Southwestern Energy Co. 6.45%, 1/23/2025 (i)	1,400	1,403

Southwestern Public Service Co. 3.40%, 8/15/2046	440	474

Spectrum Brands, Inc.

5.75%, 7/15/2025	746	768

5.00%, 10/1/2029 (f)	889	942

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (f)	440	444

Sprint Capital Corp.

6.88%, 11/15/2028	313	396

8.75%, 3/15/2032	3,636	5,441

Sprint Corp.

7.13%, 6/15/2024	2,809	3,231

7.63%, 2/15/2025	4,599	5,427

7.63%, 3/1/2026	3,885	4,728

SS&C Technologies, Inc. 5.50%, 9/30/2027 (f)	1,191	1,266

Standard Industries, Inc.

5.00%, 2/15/2027 (f)	302	311

4.75%, 1/15/2028 (f)	1,685	1,761

3.38%, 1/15/2031 (a) (f)	228	222

Staples, Inc.

7.50%, 4/15/2026 (f)	3,335	3,118

10.75%, 4/15/2027 (a) (f)	600	477

Starbucks Corp.

3.75%, 12/1/2047	715	784

3.35%, 3/12/2050	290	301

Station Casinos LLC

5.00%, 10/1/2025 (f)	131	130

4.50%, 2/15/2028 (f)	190	180

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Steel Dynamics, Inc. 3.25%, 10/15/2050	434	419

Summit Materials LLC

5.13%, 6/1/2025 (f)	225	228

6.50%, 3/15/2027 (f)	40	42

Sunoco Logistics Partners Operations LP

5.30%, 4/1/2044	185	174

5.35%, 5/15/2045	325	307

5.40%, 10/1/2047	929	895

Sysco Corp. 3.30%, 2/15/2050	918	865

Targa Resources Partners LP

5.25%, 5/1/2023	430	430

5.13%, 2/1/2025	550	551

5.88%, 4/15/2026	2,378	2,426

5.50%, 3/1/2030 (f)	795	800

4.88%, 2/1/2031 (f)	435	424

Taylor Morrison Communities, Inc. 5.13%, 8/1/2030 (f)	807	876

Team Health Holdings, Inc. 6.38%, 2/1/2025 (f)	695	428

TEGNA, Inc.

5.50%, 9/15/2024 (f)	81	83

4.63%, 3/15/2028 (f)	407	403

5.00%, 9/15/2029	404	409

Teleflex, Inc. 4.63%, 11/15/2027	690	728

Tempur Sealy International, Inc. 5.50%, 6/15/2026	1,997	2,077

Tenet Healthcare Corp.

4.63%, 7/15/2024	600	610

4.63%, 9/1/2024 (f)	1,340	1,372

5.13%, 5/1/2025	750	742

4.88%, 1/1/2026 (f)	2,878	2,920

6.25%, 2/1/2027 (f)	2,100	2,180

5.13%, 11/1/2027 (f)	964	993

TerraForm Power Operating LLC

5.00%, 1/31/2028 (f)	362	398

4.75%, 1/15/2030 (f)	374	401

Texas Competitive Electric Holdings Co. LLC 11.50%, 10/1/2020 ‡ (j)	1,000	—	(c)

Texas Eastern Transmission LP 4.15%, 1/15/2048 (f)	495	514

Texas Health Resources 2.33%, 11/15/2050	160	141

Time Warner Cable LLC

6.55%, 5/1/2037	347	452

7.30%, 7/1/2038	335	467

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

6.75%, 6/15/2039	420	560

5.88%, 11/15/2040 (a)	450	555

5.50%, 9/1/2041	397	475

4.50%, 9/15/2042	1,221	1,323

T-Mobile USA, Inc.

6.00%, 4/15/2024	119	121

5.13%, 4/15/2025	760	779

4.75%, 2/1/2028	4,522	4,845

3.88%, 4/15/2030 (f)	253	284

2.55%, 2/15/2031 (f)	470	478

4.38%, 4/15/2040 (f)	695	803

3.00%, 2/15/2041 (f)	1,290	1,256

4.50%, 4/15/2050 (f)	328	382

3.30%, 2/15/2051 (f)	1,550	1,495

Topaz Solar Farms LLC 5.75%, 9/30/2039 (f)	2,325	2,628

Toyota Motor Credit Corp. 0.50%, 8/14/2023	236	237

Transcontinental Gas Pipe Line Co. LLC 3.25%, 5/15/2030 (f)	1,680	1,799

TransDigm, Inc. 6.25%, 3/15/2026 (f)	2,109	2,199

Transocean Pontus Ltd. 6.13%, 8/1/2025 (f)	519	457

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (f)	502	376

Travelers Cos., Inc. (The) 2.55%, 4/27/2050	675	661

TRI Pointe Group, Inc.

5.25%, 6/1/2027	367	394

5.70%, 6/15/2028	360	400

Tronox, Inc. 6.50%, 4/15/2026 (f)	563	571

Trustees of Boston University Series Ee, 3.17%, 10/1/2050	560	580

Tucson Electric Power Co. 4.00%, 6/15/2050	705	822

Twitter, Inc. 3.88%, 12/15/2027 (f)	380	399

Tyson Foods, Inc. 4.55%, 6/2/2047	190	236

UDR, Inc. REIT, 3.00%, 8/15/2031	209	225

Union Electric Co. 3.25%, 10/1/2049	270	293

Union Pacific Corp.

4.38%, 9/10/2038 (a)	1,040	1,269

3.55%, 8/15/2039	1,495	1,673

United Rentals North America, Inc.

5.50%, 5/15/2027	580	617

4.88%, 1/15/2028	1,990	2,089

5.25%, 1/15/2030	1,207	1,308

4.00%, 7/15/2030	385	393

3.88%, 2/15/2031 (a)	3,885	3,924

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	41

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

United States Cellular Corp. 6.70%, 12/15/2033 (a)	2,005	2,641

United States Steel Corp. 12.00%, 6/1/2025 (f)	203	224

UnitedHealth Group, Inc.

3.50%, 8/15/2039 (a)	955	1,092

2.75%, 5/15/2040	1,018	1,062

2.90%, 5/15/2050	785	816

Universal Health Services, Inc. 2.65%, 10/15/2030 (f)	1,340	1,336

Upjohn, Inc.

2.70%, 6/22/2030 (f)	1,235	1,274

3.85%, 6/22/2040 (a) (f)	696	746

4.00%, 6/22/2050 (f)	666	699

Valmont Industries, Inc.

5.00%, 10/1/2044	361	394

5.25%, 10/1/2054 (a)	550	616

Valvoline, Inc. 4.25%, 2/15/2030 (f)	608	620

Verizon Communications, Inc.

4.27%, 1/15/2036	2,205	2,688

3.85%, 11/1/2042	1,000	1,179

2.99%, 10/30/2056 (f)	1,250	1,263

ViacomCBS, Inc.

4.20%, 5/19/2032 (a)	1,290	1,482

4.60%, 1/15/2045	515	567

VICI Properties LP

REIT, 3.50%, 2/15/2025 (f)	145	145

REIT, 4.25%, 12/1/2026 (f)	251	255

REIT, 3.75%, 2/15/2027 (f)	200	200

REIT, 4.63%, 12/1/2029 (f)	451	469

REIT, 4.13%, 8/15/2030 (f)	1,095	1,109

Virginia Electric and Power Co.

2.95%, 1/15/2022 (a)	52	53

Series B, 4.20%, 5/15/2045	545	682

Visa, Inc. 2.70%, 4/15/2040	915	975

Vistra Operations Co. LLC

5.63%, 2/15/2027 (f)	550	573

5.00%, 7/31/2027 (f)	610	638

VMware, Inc. 4.70%, 5/15/2030	520	613

Vulcan Materials Co.

3.50%, 6/1/2030	429	481

4.50%, 6/15/2047	335	392

4.70%, 3/1/2048	326	395

W&T Offshore, Inc. 9.75%, 11/1/2023 (f)	925	601

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Walmart, Inc. 3.95%, 6/28/2038	1,555	1,939

Walt Disney Co. (The)

2.65%, 1/13/2031	1,505	1,615

3.50%, 5/13/2040	605	674

2.75%, 9/1/2049	350	337

Wells Fargo & Co.

2.63%, 7/22/2022	239	248

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (g)	2,140	2,374

(SOFR + 2.10%), 2.39%, 6/2/2028 (g)	655	679

(ICE LIBOR USD 3 Month + 1.00%), 2.57%, 2/11/2031 (g)	4,065	4,233

(SOFR + 2.53%), 3.07%, 4/30/2041 (g)	630	652

Welltower, Inc.

REIT, 3.10%, 1/15/2030	990	1,042

REIT, 2.75%, 1/15/2031	710	725

WESCO Distribution, Inc.

7.13%, 6/15/2025 (f)	812	875

7.25%, 6/15/2028 (f)	972	1,064

Western Digital Corp. 4.75%, 2/15/2026	243	262

Western Midstream Operating LP

4.00%, 7/1/2022	430	430

5.45%, 4/1/2044	997	847

5.30%, 3/1/2048	3,197	2,574

5.50%, 8/15/2048	700	564

6.25%, 2/1/2050 (i)	927	851

Williams Cos., Inc. (The)

5.40%, 3/4/2044	424	463

5.75%, 6/24/2044	398	458

4.90%, 1/15/2045	442	471

5.10%, 9/15/2045	567	629

4.85%, 3/1/2048	550	597

WMG Acquisition Corp.

3.88%, 7/15/2030 (f)	1,414	1,423

3.00%, 2/15/2031 (f)	2,742	2,605

Wolverine Escrow LLC 9.00%, 11/15/2026 (f)	940	717

WPX Energy, Inc.

5.25%, 10/15/2027	595	597

4.50%, 1/15/2030	1,345	1,291

Wyndham Destinations, Inc.

6.00%, 4/1/2027 (i)	887	914

4.63%, 3/1/2030 (f)	896	858

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Wynn Las Vegas LLC

4.25%, 5/30/2023 (f)		685	653

5.50%, 3/1/2025 (f)		1,113	1,066

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (f)		525	503

Xerox Holdings Corp. 5.50%, 8/15/2028 (f)		869	858

XPO Logistics, Inc.

6.75%, 8/15/2024 (f)		724	766

6.25%, 5/1/2025 (f)		600	638

Yum! Brands, Inc.

4.75%, 1/15/2030 (f)		475	510

3.63%, 3/15/2031		455	447

Zayo Group Holdings, Inc.

4.00%, 3/1/2027 (f)		1,290	1,266

6.13%, 3/1/2028 (f)		410	414

Zimmer Biomet Holdings, Inc.

5.75%, 11/30/2039		307	390

4.45%, 8/15/2045		565	641

Zoetis, Inc. 3.00%, 5/15/2050		445	465

			846,278

Venezuela, Bolivarian Republic of — 0.0% (d)

Petroleos de Venezuela SA

8.50%, 10/27/2020 (b) (j)		75	19

9.00%, 11/17/2021 (b) (j)		50	2

12.75%, 2/17/2022 (b) (j)		120	3

			24

Total Corporate Bonds (Cost $981,974)			980,683

Foreign Government Securities — 7.0%

Australia — 0.2%

Commonwealth of Australia

2.75%, 4/21/2024 (b)	AUD	504	386

3.25%, 4/21/2025 (b)	AUD	1,002	799

0.25%, 11/21/2025 (b)	AUD	4,170	2,926

2.75%, 6/21/2035 (b)	AUD	1,655	1,416

2.75%, 5/21/2041 (b)	AUD	360	306

3.00%, 3/21/2047 (b)	AUD	2,377	2,125

			7,958

Austria — 0.0% (d)

Republic of Austria 0.85%, 6/30/2120 (b)	EUR	421	643

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Belgium — 0.2%

Kingdom of Belgium

0.80%, 6/22/2027 (b)	EUR	845	1,076

0.10%, 6/22/2030 (b)	EUR	1,187	1,448

1.00%, 6/22/2031 (b)	EUR	1,255	1,670

1.90%, 6/22/2038 (b)	EUR	1,090	1,689

1.60%, 6/22/2047 (b)	EUR	185	288

1.70%, 6/22/2050 (b)	EUR	106	171

2.15%, 6/22/2066 (b)	EUR	247	493

			6,835

Canada — 0.1%

Canada Government Bond

5.00%, 6/1/2037	CAD	295	361

4.00%, 6/1/2041	CAD	285	330

3.50%, 12/1/2045	CAD	274	311

2.75%, 12/1/2048	CAD	198	204

2.00%, 12/1/2051	CAD	282	254

2.75%, 12/1/2064	CAD	130	148

			1,608

China — 0.1%

Export-Import Bank of China (The) 0.75%, 5/28/2023 (b)	EUR	3,800	4,488

Denmark — 0.1%

Kingdom of Denmark

0.25%, 11/15/2022 (b)	DKK	1,704	272

1.75%, 11/15/2025	DKK	2,373	417

0.50%, 11/15/2027	DKK	3,009	507

4.50%, 11/15/2039	DKK	2,847	858

			2,054

France — 0.3%

French Republic

1.50%, 5/25/2031 (b)	EUR	519	723

1.25%, 5/25/2036 (b)	EUR	2,845	4,005

1.75%, 6/25/2039 (b)	EUR	1,468	2,265

3.25%, 5/25/2045 (b)	EUR	514	1,039

2.00%, 5/25/2048 (b)	EUR	990	1,689

1.50%, 5/25/2050 (b)	EUR	366	571

0.75%, 5/25/2052 (b)	EUR	211	275

1.75%, 5/25/2066 (b)	EUR	380	684

			11,251

Germany — 0.0% (d)

Bundesrepublik Deutschland 4.00%, 1/4/2037 (b)	EUR	115	235

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	43

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Indonesia — 0.1%

Republic of Indonesia

2.88%, 7/8/2021 (b)	EUR	1,200	1,422

2.15%, 7/18/2024 (b)	EUR	1,120	1,371

			2,793

Italy — 1.2%

Buoni Poliennali del Tesoro

1.00%, 7/15/2022 (b)	EUR	438	522

0.05%, 1/15/2023 (b)	EUR	1,422	1,668

0.95%, 3/1/2023	EUR	879	1,053

0.60%, 6/15/2023 (b)	EUR	187	223

2.45%, 10/1/2023 (b)	EUR	1,738	2,181

0.65%, 10/15/2023	EUR	1,250	1,492

1.85%, 5/15/2024	EUR	879	1,095

0.35%, 2/1/2025 (b)	EUR	1,218	1,440

1.50%, 6/1/2025	EUR	1,281	1,590

1.85%, 7/1/2025 (b)	EUR	9,648	12,158

0.85%, 1/15/2027 (b)	EUR	3,740	4,499

1.65%, 3/1/2032 (b)	EUR	2,334	2,967

2.25%, 9/1/2036 (b)	EUR	2,032	2,760

1.80%, 3/1/2041 (b)	EUR	791	990

4.75%, 9/1/2044 (b)	EUR	610	1,181

2.70%, 3/1/2047 (b)	EUR	690	1,011

3.45%, 3/1/2048 (b)	EUR	704	1,170

2.45%, 9/1/2050 (b)	EUR	215	302

2.80%, 3/1/2067 (b)	EUR	252	380

Italian Republic Government Bond 2.38%, 10/17/2024		5,381	5,625

			44,307

Japan — 2.7%

Japan Finance Organization for Municipalities

0.88%, 9/22/2021 (b)	EUR	770	907

3.25%, 4/24/2023 (f)		1,890	2,015

Japan Government Bond

0.80%, 9/20/2022	JPY	568,150	5,522

0.10%, 12/20/2022	JPY	627,950	6,028

0.80%, 9/20/2023	JPY	245,450	2,407

0.10%, 6/20/2024	JPY	459,150	4,421

0.10%, 9/20/2024	JPY	636,400	6,131

0.50%, 9/20/2024	JPY	393,150	3,845

0.10%, 12/20/2024	JPY	119,250	1,150

0.10%, 6/20/2026	JPY	650,000	6,278

0.10%, 9/20/2027	JPY	36,200	350

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Japan — continued

0.10%, 12/20/2029	JPY	720,150	6,936

0.10%, 3/20/2030	JPY	76,050	732

0.10%, 6/20/2030	JPY	503,450	4,840

1.60%, 3/20/2032	JPY	435,300	4,856

1.50%, 6/20/2034	JPY	517,800	5,802

1.40%, 9/20/2034	JPY	416,700	4,622

0.70%, 3/20/2037	JPY	751,300	7,616

0.60%, 9/20/2037	JPY	929,750	9,273

0.30%, 12/20/2039	JPY	69,950	656

0.40%, 6/20/2040	JPY	81,900	780

1.50%, 3/20/2045	JPY	126,150	1,475

1.40%, 12/20/2045	JPY	330,050	3,791

0.80%, 12/20/2047	JPY	252,100	2,539

0.40%, 9/20/2049	JPY	29,350	264

0.40%, 12/20/2049	JPY	433,100	3,897

0.40%, 3/20/2050	JPY	9,150	82

0.90%, 3/20/2057	JPY	141,900	1,461

			98,676

Kuwait — 0.0% (d)

State of Kuwait 2.75%, 3/20/2022 (b)		700	719

Netherlands — 0.1%

Kingdom of Netherlands

0.25%, 7/15/2029 (b)	EUR	1,035	1,294

0.00%, 1/15/2052 (b)	EUR	1,155	1,396

			2,690

Qatar — 0.0% (d)

State of Qatar 3.88%, 4/23/2023 (f)		860	923

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia 2.38%, 10/26/2021 (b)		3,700	3,751

South Korea — 0.2%

Export-Import Bank of Korea

4.38%, 9/15/2021		2,900	2,992

0.75%, 9/21/2025		4,217	4,193

Republic of Korea 0.00%, 9/16/2025	EUR	1,276	1,500

			8,685

Spain — 0.7%

Bonos and Obligaciones del Estado

0.40%, 4/30/2022	EUR	1,369	1,618

0.45%, 10/31/2022	EUR	1,521	1,807

0.00%, 1/31/2025	EUR	679	804

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Spain — continued

1.60%, 4/30/2025 (b)	EUR	2,560	3,251

1.50%, 4/30/2027 (b)	EUR	2,179	2,823

1.40%, 7/30/2028 (b)	EUR	102	133

1.45%, 4/30/2029 (b)	EUR	184	241

0.60%, 10/31/2029 (b)	EUR	1,110	1,359

0.50%, 4/30/2030 (b)	EUR	1,833	2,220

1.95%, 7/30/2030 (b)	EUR	959	1,318

1.25%, 10/31/2030 (b)	EUR	1,455	1,881

2.35%, 7/30/2033 (b)	EUR	1,984	2,894

1.20%, 10/31/2040 (b)	EUR	780	994

4.70%, 7/30/2041 (b)	EUR	696	1,440

2.70%, 10/31/2048 (b)	EUR	665	1,121

1.00%, 10/31/2050 (b)	EUR	76	90

3.45%, 7/30/2066 (b)	EUR	311	648

			24,642

Sweden — 0.1%

Kingdom of Sweden

1.50%, 11/13/2023 (b)	SEK	4,690	558

0.75%, 5/12/2028	SEK	1,985	239

0.75%, 11/12/2029 (b)	SEK	945	115

3.50%, 3/30/2039	SEK	1,370	242

Svensk Exportkredit AB 2.88%, 3/14/2023		3,300	3,496

			4,650

United Arab Emirates — 0.1%

United Arab Emirates Government Bond 0.75%, 9/2/2023 (f)		1,569	1,567

United Kingdom — 0.7%

UK Treasury

0.75%, 7/22/2023 (b)	GBP	1,064	1,409

0.63%, 6/7/2025 (b)	GBP	1,119	1,494

1.25%, 7/22/2027 (b)	GBP	1,185	1,657

4.25%, 3/7/2036 (b)	GBP	895	1,783

1.75%, 9/7/2037 (b)	GBP	2,533	3,844

4.75%, 12/7/2038 (b)	GBP	1,018	2,240

4.25%, 12/7/2046 (b)	GBP	975	2,282

1.50%, 7/22/2047 (b)	GBP	1,265	1,905

1.75%, 1/22/2049 (b)	GBP	1,512	2,418

1.75%, 7/22/2057 (b)	GBP	1,869	3,169

2.50%, 7/22/2065 (b)	GBP	1,027	2,210

			24,411

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Venezuela, Bolivarian Republic of — 0.0% (d)

Bolivarian Republic of Venezuela

7.75%, 10/13/2019 (b) (j)	10	1

12.75%, 8/23/2022 (b) (j)	180	15

9.25%, 5/7/2028 (b) (j)	180	16

		32

Total Foreign Government Securities (Cost $238,609)		252,918

Commercial Mortgage-Backed Securities — 2.7%

Cayman Islands — 0.0% (d)

GPMT Ltd. Series 2018-FL1, Class AS, 1.34%, 11/21/2035 ‡ (f) (m)	1,000	982

United States — 2.7%

BX Commercial Mortgage Trust Series 2020-BXLP, Class F, 2.15%, 12/15/2036 ‡ (f) (m)	564	545

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class C, 1.60%, 12/15/2037 ‡ (f) (m)	2,900	2,899

Series 2019-LIFE, Class E, 2.30%, 12/15/2037 ‡ (f) (m)	2,845	2,802

Series 2019-LIFE, Class G, 3.40%, 12/15/2037 ‡ (f) (m)	2,560	2,426

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.74%, 1/10/2036 ‡ (f) (m)	3,160	3,226

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	960	1,053

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.29%, 7/25/2023 (m)	104,896	740

Series KC03, Class X1, IO, 0.49%, 11/25/2024 (m)	29,785	511

Series K734, Class X3, IO, 2.17%, 7/25/2026 (m)	7,480	764

Series KC04, Class X1, IO, 1.25%, 12/25/2026 (m)	12,999	728

Series K064, Class X3, IO, 2.13%, 5/25/2027 (m)	14,685	1,715

Series K078, Class X1, IO, 0.09%, 6/25/2028 (m)	63,604	571

Series K082, Class X1, IO, 0.01%, 9/25/2028 (m)	420,709	1,849

Series K083, Class X1, IO, 0.03%, 9/25/2028 (m)	134,030	772

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	45

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued

United States — continued

Series K082, Class X3, IO, 2.21%, 10/25/2028 (m)	9,250	1,306

Series K084, Class X3, IO, 2.24%, 11/25/2028 (m)	10,000	1,455

Series K094, Class X1, IO, 0.88%, 6/25/2029 (m)	40,594	2,681

Series K723, Class X3, IO, 1.92%, 10/25/2034 (m)	6,909	343

Series K153, Class X3, IO, 3.77%, 4/25/2035 (m)	5,395	1,587

Series K716, Class X3, IO, 1.79%, 8/25/2042 (m)	16,608	137

Series K721, Class X3, IO, 1.30%, 11/25/2042 (m)	22,604	521

Series K726, Class X3, IO, 2.14%, 7/25/2044 (m)	15,363	1,016

Series K059, Class X3, IO, 1.92%, 11/25/2044 (m)	15,200	1,489

Series K070, Class X3, IO, 2.04%, 12/25/2044 (m)	7,175	870

Series K065, Class X3, IO, 2.18%, 7/25/2045 (m)	16,900	2,046

Series K728, Class X3, IO, 1.95%, 11/25/2045 (m)	8,624	590

Series K071, Class X3, IO, 2.01%, 11/25/2045 (m)	8,000	956

Series K072, Class X3, IO, 2.14%, 12/25/2045 (m)	5,200	664

Series K087, Class X3, IO, 2.32%, 1/25/2046 (m)	11,320	1,721

Series K081, Class X3, IO, 2.23%, 9/25/2046 (m)	15,822	2,277

Series K088, Class X3, IO, 2.35%, 2/25/2047 (m)	16,690	2,697

Series K092, Class X3, IO, 2.25%, 5/25/2047 (m)	7,055	1,112

Series K094, Class X3, IO, 2.12%, 7/25/2047 (m)	14,794	2,196

FNMA ACES Series 2019-M21, Class X2, IO, 1.34%, 2/25/2031 (m)	3,717	389

FREMF Series 2018-KF46, Class B, 2.10%, 3/25/2028 (f) (m)	444	426

FREMF Mortgage Trust

Series 2015-KF09, Class B, 5.50%, 5/25/2022 (f) (m)	118	117

Series 2015-KF10, Class B, 6.25%, 7/25/2022 (f) (m)	429	427

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2018-KI01, Class B, 2.60%, 9/25/2022 (f) (m)	1,692	1,677

Series 2017-KF31, Class B, 3.05%, 4/25/2024 (f) (m)	141	138

Series 2017-KF32, Class B, 2.70%, 5/25/2024 (f) (m)	381	362

Series 2017-KF36, Class B, 2.80%, 8/25/2024 (f) (m)	438	427

Series 2017-KF38, Class B, 2.65%, 9/25/2024 (f) (m)	455	439

Series 2018-KF42, Class B, 2.35%, 12/25/2024 (f) (m)	372	360

Series 2018-K731, Class B, 3.93%, 2/25/2025 (f) (m)	1,450	1,576

Series 2018-KF45, Class B, 2.10%, 3/25/2025 (f) (m)	840	798

Series 2018-KF47, Class B, 2.15%, 5/25/2025 (f) (m)	564	536

Series 2018-KF49, Class B, 2.05%, 6/25/2025 (f) (m)	300	285

Series 2018-KC02, Class B, 4.09%, 7/25/2025 (f) (m)	1,530	1,544

Series 2018-KF53, Class B, 2.20%, 10/25/2025 (m)	2,018	1,908

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (f) (m)	1,325	1,361

Series 2019-KF62, Class B, 2.20%, 4/25/2026 (f) (m)	940	888

Series 2019-K736, Class C, 3.76%, 7/25/2026 (f) (m)	1,500	1,552

Series 2018-KF48, Class B, 2.20%, 6/25/2028 (f) (m)	1,437	1,356

Series 2018-KF50, Class B, 2.05%, 7/25/2028 (f) (m)	211	201

Series 2018-K82, Class B, 4.13%, 9/25/2028 (f) (m)	725	818

Series 2019-KG01, Class B, 4.16%, 4/25/2029 (f) (m)	1,675	1,705

Series 2019-KF63, Class B, 2.50%, 5/25/2029 (f) (m)	1,817	1,706

Series 2019-KF65, Class B, 2.55%, 7/25/2029 (f) (m)	1,125	1,060

Series 2012-K19, Class C, 4.02%, 5/25/2045 (f) (m)	480	495

Series 2017-K67, Class C, 3.94%, 9/25/2049 (f) (m)	770	815

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2016-K60, Class B, 3.54%, 12/25/2049 (f) (m)	355	384

Series 2017-K65, Class B, 4.07%, 7/25/2050 (f) (m)	2,000	2,225

Series 2018-K72, Class B, 3.99%, 12/25/2050 (f) (m)	650	725

Series 2018-K74, Class B, 4.09%, 2/25/2051 (f) (m)	930	1,039

Series 2018-K75, Class B, 3.97%, 4/25/2051 (f) (m)	600	670

Series 2019-K103, Class C, 3.45%, 12/25/2051 (f) (m)	235	234

Series 2019-K94, Class C, 3.97%, 7/25/2052 (f) (m)	2,257	2,321

Series 2020-K737, Class B, 3.30%, 1/25/2053 (f) (m)	400	431

Series 2019-K96, Class B, 3.81%, 8/25/2056 (f) (m)	1,110	1,231

GNMA

Series 2013-7, IO, 0.33%, 5/16/2053 (m)	14,783	230

Series 2013-178, IO, 0.42%, 6/16/2055 (m)	2,911	57

Series 2015-59, IO, 0.92%, 6/16/2056 (m)	5,082	221

Series 2015-172, IO, 0.79%, 3/16/2057 (m)	2,598	104

Series 2016-40, IO, 0.70%, 7/16/2057 (m)	9,793	396

Series 2016-157, IO, 0.92%, 11/16/2057 (m)	9,515	586

Series 2016-151, IO, 1.06%, 6/16/2058 (m)	19,129	1,263

Series 2017-54, IO, 0.62%, 12/16/2058 (m)	6,498	334

Series 2017-69, IO, 0.79%, 7/16/2059 (m)	2,492	138

Series 2018-119, IO, 0.68%, 5/16/2060 (m)	6,759	448

Series 2020-28, IO, 0.86%, 11/16/2061 (m)	8,909	655

GS Mortgage Securities Corp. Trust Series 2016-RENT, Class E, 4.07%, 2/10/2029 ‡ (f) (m)	2,500	2,479

KNDL Mortgage Trust Series 2019-KNSQ, Class E, 1.95%, 5/15/2036 ‡ (f) (m)	990	980

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.91%, 7/15/2044 (m)	331	327

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (m)	1,568	908

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class D, 4.91%, 4/15/2047 ‡ (f) (m)	385	327

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (f) (m)	770	634

Series 2006-T23, Class D, 6.19%, 8/12/2041 ‡ (f) (m)	797	800

MRCD MARK Mortgage Trust Series 2019-PARK, Class G, 2.72%, 12/15/2036 (f)	5,000	4,586

Multifamily Connecticut Avenue Securities Trust Series 2019-01, Class M7, 1.85%, 10/15/2049 ‡ (f) (m)	367	351

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates Series 1999-LTL1, Class E, 5.00%, 1/22/2026 ‡ (f)	1,285	1,299

Velocity Commercial Capital Loan Trust

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (f) (m)	331	333

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (f) (m)	479	476

Wells Fargo Commercial Mortgage Trust Series 2019-C52, Class XA, IO, 1.62%, 8/15/2052 (m)	3,970	425

		97,248

Total Commercial Mortgage-Backed Securities (Cost $100,584)		98,230

Collateralized Mortgage Obligations — 2.3%

Bermuda — 0.1%

Bellemeade Re Ltd.

Series 2018-3A, Class M1B, 2.00%, 10/25/2028 ‡ (f) (m)	906	900

Series 2018-3A, Class M2, 2.90%, 10/25/2028 ‡ (f) (m)	1,440	1,402

		2,302

United States — 2.2%

Alternative Loan Trust

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	333	334

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	82	83

Series 2005-11CB, Class 2A1, 5.50%, 6/25/2035	64	64

Series 2005-19CB, Class A2, IF, 16.61%, 6/25/2035 (m)	15	17

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	47

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-27, Class 1A6, 0.97%, 8/25/2035 (m)	768	693

Series 2005-28CB, Class 2A6, 5.00%, 8/25/2035	854	689

Series 2005-50CB, Class 1A1, 5.50%, 11/25/2035	758	727

Series 2006-4CB, Class 2A6, 5.50%, 4/25/2036	2,049	1,924

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	625	499

American Home Mortgage Investment Trust Series 2006-3, Class 22A1, 2.02%, 12/25/2036 (m)	2,011	1,805

Angel Oak Mortgage Trust Series 2019-3, Class B1, 4.10%, 5/25/2059 ‡ (f) (m)	2,203	2,207

Angel Oak Mortgage Trust I LLC

Series 2019-2, Class B1, 5.02%, 3/25/2049 ‡ (f) (m)	1,000	1,033

Series 2019-4, Class B1, 4.41%, 7/26/2049 (f) (m)	2,813	2,888

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (f)	386	386

Arroyo Mortgage Trust

Series 2019-3, Class M1, 4.20%, 10/25/2048 ‡ (f) (m)	2,000	2,055

Series 2019-2, Class A3, 3.80%, 4/25/2049 (f) (m)	2,398	2,458

Banc of America Funding Trust Series 2005-6, Class 1A2, 5.50%, 10/25/2035	48	46

Bear Stearns ALT-A Trust

Series 2003-6, Class 2A2, 3.57%, 1/25/2034 (m)	1,344	1,365

Series 2005-4, Class 23A1, 3.40%, 5/25/2035 (m)	47	47

Series 2005-4, Class 23A2, 3.40%, 5/25/2035 (m)	363	364

Series 2005-7, Class 12A3, 0.83%, 8/25/2035 (m)	10	10

Bear Stearns ARM Trust

Series 2005-9, Class A1, 2.41%, 10/25/2035 (m)	108	109

Series 2006-1, Class A1, 3.84%, 2/25/2036 (m)	197	200

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC3, Class M1, 0.97%, 6/25/2034 ‡ (m)	445	389

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Chase Mortgage Finance Trust

Series 2006-S4, Class A5, 6.00%, 12/25/2036	249	176

Series 2007-A1, Class 8A1, 2.88%, 2/25/2037 (m)	89	89

Series 2007-A1, Class 1A1, 3.44%, 2/25/2037 (m)	57	57

CHL GMSR Issuer Trust Series 2018-GT1, Class B, 3.65%, 5/25/2023 ‡ (f) (m)	840	779

CHL Mortgage Pass-Through Trust

Series 2004-9, Class A7, 5.25%, 6/25/2034	61	61

Series 2004-25, Class 2A1, 0.83%, 2/25/2035 (m)	336	310

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	454	386

Series 2005-31, Class 2A1, 3.27%, 1/25/2036 (m)	286	257

Series 2006-21, Class A14, 6.00%, 2/25/2037	152	117

Series 2007-10, Class A4, 5.50%, 7/25/2037	197	141

Series 2007-9, Class A11, 5.75%, 7/25/2037	1,639	1,241

Citigroup Mortgage Loan Trust

Series 2005-3, Class 2A2A, 3.15%, 8/25/2035 (m)	196	197

Series 2005-11, Class A2A, 2.53%, 10/25/2035 (m)	56	56

Citigroup Mortgage Loan Trust, Inc.

Series 2005-4, Class A, 3.03%, 8/25/2035 (m)	208	211

Series 2019-IMC1, Class B1, 3.97%, 7/25/2049 ‡ (f) (m)	2,123	2,136

Series 2019-IMC1, Class B2, 5.41%, 7/25/2049 ‡ (f) (m)	2,000	1,997

Connecticut Avenue Securities Trust Series 2019-R05, Class 1B1, 4.25%, 7/25/2039 (f) (m)	1,000	895

CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 5A1, 6.00%, 12/25/2034	329	352

Deephaven Residential Mortgage Trust

Series 2017-3A, Class B2, 6.25%, 10/25/2047 ‡ (f) (m)	2,000	1,958

Series 2019-2A, Class M1, 3.92%, 4/25/2059 ‡ (f) (m)	250	251

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

Series 2019-3A, Class B2, 5.66%, 7/25/2059 ‡ (f) (m)	2,000	2,019

Deutsche Alt-A Securities Mortgage Loan Trust

Series 2006-AF1, Class A4, 0.45%, 4/25/2036 (m)	530	514

Series 2007-3, Class 2A1, 0.90%, 10/25/2047 (m)	2,691	2,446

FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class B1, 5.30%, 10/25/2029 (m)	2,000	2,075

FNMA, Connecticut Avenue Securities Series 2017-C01, Class 1B1, 5.90%, 7/25/2029 (m)	2,000	2,055

GCAT Trust Series 2019-NQM2, Class M1, 3.31%, 9/25/2059 ‡ (f) (m)	2,337	2,353

GSR Mortgage Loan Trust Series 2004-11, Class 2A2, 3.36%, 9/25/2034 (m)	160	164

HarborView Mortgage Loan Trust Series 2006-14, Class 1A1A, 0.33%, 1/25/2047 (m)	1,797	1,716

Homeward Opportunities Fund I Trust

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (f) (m)	500	505

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (f) (m)	500	515

Impac CMB Trust

Series 2004-6, Class 1A2, 0.93%, 10/25/2034 (m)	45	45

Series 2005-2, Class 2A2, 0.95%, 4/25/2035 (m)	288	274

Series 2005-4, Class 2A2, 0.91%, 5/25/2035 (m)	264	250

Series 2005-4, Class 2M2, 1.27%, 5/25/2035 (m)	186	173

Series 2005-4, Class 2B1, 2.62%, 5/25/2035 ‡ (m)	279	270

IndyMac INDX Mortgage Loan Trust Series 2007-AR21, Class 6A1, 3.04%, 9/25/2037 (m)	2,024	1,677

JP Morgan Mortgage Trust

Series 2005-A8, Class 2A3, 2.90%, 11/25/2035 (m)	135	127

Series 2006-A7, Class 2A2, 3.46%, 1/25/2037 (m)	913	843

Lehman XS Trust Series 2006-16N, Class A4A, 0.34%, 11/25/2046 (m)	1,779	1,611

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

LHOME Mortgage Trust

Series 2019-RTL2, Class A2, 4.34%, 3/25/2024 (f) (i)	340	336

Series 2019-RTL3, Class A2, 4.34%, 7/25/2024 (f) (i)	740	729

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 3.36%, 4/21/2034 (m)	130	130

MASTR Alternative Loan Trust

Series 2003-5, Class 30B1, 5.92%, 8/25/2033 ‡ (m)	610	623

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	48	48

Merrill Lynch Mortgage Investors Trust

Series 2005-A2, Class A3, 3.79%, 2/25/2035 (m)	31	32

Series 2005-1, Class 2A1, 2.57%, 4/25/2035 (m)	37	36

Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A4, Class 3A, 3.87%, 5/25/2033 (m)	60	59

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 3.47%, 7/25/2034 (m)	62	63

Series 2004-7AR, Class 2A6, 2.92%, 9/25/2034 (m)	159	158

Series 2004-11AR, Class 1A2A, 0.46%, 1/25/2035 (m)	148	157

MortgageIT Mortgage Loan Trust Series 2006-1, Class 1A2, 0.35%, 4/25/2036 (m)	2,090	1,618

MortgageIT Trust Series 2005-1, Class 1B1, 1.65%, 2/25/2035 ‡ (m)	179	178

New Residential Mortgage Loan Trust

Series 2018-NQM1, Class B1, 5.28%, 11/25/2048 ‡ (f) (m)	1,184	1,185

Series 2019-NQM4, Class B2, 5.02%, 9/25/2059 ‡ (f) (m)	2,000	1,885

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-4, Class 1A2, 0.54%, 11/25/2035 (m)	145	145

Series 2005-5, Class 1APT, 0.43%, 12/25/2035 (m)	516	485

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	49

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

Opteum Mortgage Acceptance Corp. Trust

Series 2006-1, Class 1APT, 0.36%, 4/25/2036 (m)	622	596

Series 2006-1, Class 1AC1, 0.45%, 4/25/2036 (m)	444	423

PMT Credit Risk Transfer Trust Series 2019-2R, Class A, 2.90%, 5/27/2023 (f) (m)	286	269

RALI Trust Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	538	541

Residential Asset Securitization Trust Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,398	1,705

RFMSI Trust

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	495	475

Series 2007-S6, Class 2A5, 0.65%, 6/25/2037 (m)	1,585	1,287

Starwood Mortgage Residential Trust

Series 2019-1, Class M1, 3.76%, 6/25/2049 ‡ (f) (m)	2,000	2,019

Series 2019-INV1, Class M1, 3.06%, 9/27/2049 ‡ (f) (m)	500	478

Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 1A1, 1.00%, 5/25/2047 (m)	2,136	1,646

Verus Securitization Trust

Series 2018-2, Class B2, 5.18%, 6/1/2058 (f) (m)	4,000	3,906

Series 2019-INV2, Class M1, 3.50%, 7/25/2059 ‡ (f) (m)	2,000	2,024

Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (f) (m)	1,500	1,452

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 ‡ (f) (m)	1,000	1,001

Series 2020-1, Class B1, 3.62%, 1/25/2060 ‡ (f) (m)	1,177	1,171

WaMu Mortgage Pass-Through Certificates Series 2005-AR8, Class 2AB2, 0.99%, 7/25/2045 (m)	1,557	1,521

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 3.62%, 3/25/2035 (m)	371	379

Series 2005-AR5, Class A6, 3.62%, 5/25/2035 (m)	238	241

Series 2005-AR7, Class A3, 2.95%, 8/25/2035 (m)	200	204

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2005-AR10, Class 1A3, 3.03%, 9/25/2035 (m)	139	147

Series 2005-AR14, Class 1A4, 3.37%, 12/25/2035 (m)	190	188

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-K, Class 1A2, 3.01%, 7/25/2034 (m)	29	28

Series 2005-AR14, Class A1, 3.09%, 8/25/2035 (m)	170	171

		81,430

Total Collateralized Mortgage Obligations (Cost $85,590)		83,732

U.S. Treasury Obligations — 1.9%

U.S. Treasury Notes

2.50%, 1/31/2021 (n)	66,530	66,910

2.13%, 9/30/2021	250	255

Total U.S. Treasury Obligations (Cost $67,030)		67,165

Asset-Backed Securities — 1.1%

United States — 1.1%

ABFC Trust Series 2004-HE1, Class M1, 1.05%, 3/25/2034 ‡ (m)	280	277

ACE Securities Corp. Home Equity Loan Trust

Series 2002-HE3, Class M1, 1.95%, 10/25/2032 ‡ (m)	174	176

Series 2003-NC1, Class M1, 1.32%, 7/25/2033 ‡ (m)	172	171

Series 2003-OP1, Class M1, 1.20%, 12/25/2033 ‡ (m)	300	295

Series 2004-OP1, Class M3, 2.02%, 4/25/2034 (m)	189	184

Series 2004-HE4, Class M2, 1.12%, 12/25/2034 ‡ (m)	103	101

Ally Auto Receivables Trust

Series 2017-4, Class A3, 1.75%, 12/15/2021	13	13

Series 2017-5, Class A3, 1.99%, 3/15/2022	30	30

Series 2019-4, Class A2, 1.93%, 10/17/2022	241	242

American Credit Acceptance Receivables Trust

Series 2017-4, Class E, 5.02%, 12/10/2024 (f)	445	457

Series 2018-4, Class E, 5.38%, 1/13/2025 (f)	765	806

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

Series 2019-2, Class D, 3.41%, 6/12/2025 (f)	370	382

Series 2019-2, Class E, 4.29%, 6/12/2025 (f)	350	364

AmeriCredit Automobile Receivables Trust Series 2018-3, Class A3, 3.38%, 7/18/2023	444	451

Ameriquest Mortgage Securities, Inc. Series 2004-FR1W, Class A6, 4.13%, 5/25/2034 ‡ (i)	180	184

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE2, Class M1, 1.50%, 4/15/2033 ‡ (m)	826	821

Series 2004-HE2, Class M2, 2.02%, 4/25/2034 ‡ (m)	424	422

Series 2004-HE3, Class M2, 1.83%, 6/25/2034 ‡ (m)	817	817

Bear Stearns Asset-Backed Securities I Trust

Series 2004-FR2, Class M3, 1.95%, 6/25/2034 (m)	100	99

Series 2004-HE6, Class M2, 2.02%, 8/25/2034 ‡ (m)	367	366

Bear Stearns Asset-Backed Securities Trust

Series 2004-1, Class M1, 1.12%, 6/25/2034 ‡ (m)	324	326

Series 2004-2, Class M1, 1.35%, 8/25/2034 ‡ (m)	153	151

BMW Vehicle Lease Trust Series 2018-1, Class A3, 3.26%, 7/20/2021	142	142

CarMax Auto Owner Trust

Series 2017-2, Class A3, 1.93%, 3/15/2022	28	28

Series 2019-1, Class A2A, 3.02%, 7/15/2022	17	17

Chase Funding Trust Series 2003-2, Class 2M1, 0.97%, 11/25/2032 ‡ (m)	683	680

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (i)	610	634

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2005-OPT3, Class M3, 0.87%, 5/25/2035 ‡ (m)	167	167

Conn’s Receivables Funding LLC

Series 2018-A, Class B, 4.65%, 1/15/2023 ‡ (f)	82	82

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2019-B, Class B, 3.62%, 6/17/2024 ‡ (f)	540	535

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 1.27%, 12/25/2032 ‡ (m)	24	24

Series 2003-BC6, Class M2, 1.87%, 10/25/2033 ‡ (m)	5	5

Series 2004-2, Class M1, 0.90%, 5/25/2034 ‡ (m)	32	32

Series 2004-3, Class M1, 0.90%, 6/25/2034 ‡ (m)	57	55

Series 2005-12, Class M2, 0.64%, 2/25/2036 ‡ (m)	688	685

Countrywide Partnership Trust Series 2004-EC1, Class M2, 1.09%, 1/25/2035 ‡ (m)	398	387

Credit-Based Asset Servicing & Securitization LLC

Series 2005-CB1, Class M2, 1.24%, 1/25/2035 ‡ (m)	110	109

Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (i)	1,013	1,044

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M3, 1.87%, 7/25/2034 ‡ (m)	62	62

Series 2004-6, Class M1, 1.05%, 10/25/2034 (m)	177	166

Series 2004-6, Class M2, 1.12%, 10/25/2034 ‡ (m)	50	49

Drive Auto Receivables Trust Series 2019-4, Class A2A, 2.32%, 6/15/2022	30	30

DT Auto Owner Trust Series 2018-2A, Class E, 5.54%, 6/16/2025 (f)	725	749

Exeter Automobile Receivables Trust

Series 2019-2A, Class D, 3.71%, 3/17/2025 (f)	360	376

Series 2018-4A, Class E, 5.38%, 7/15/2025 (f)	1,110	1,153

Series 2019-3A, Class E, 4.00%, 8/17/2026 (f)	810	828

First Franklin Mortgage Loan Trust Series 2005-FF10, Class A1, 0.45%, 11/25/2035 ‡ (m)	298	290

Ford Credit Auto Owner Trust

Series 2017-C, Class A3, 2.01%, 3/15/2022	49	49

Series 2019-B, Class A3, 2.23%, 10/15/2023	154	157

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	51

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

Fremont Home Loan Trust

Series 2004-B, Class M7, 3.15%, 5/25/2034 (m)	43	43

Series 2004-2, Class M2, 1.08%, 7/25/2034 (m)	131	131

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class A, 2.47%, 11/15/2023 (f)	227	230

Series 2019-4A, Class C, 3.06%, 8/15/2025 (f)	620	638

Series 2019-1A, Class D, 4.94%, 12/15/2025 (f)	560	581

Series 2019-4A, Class D, 4.09%, 8/17/2026 (f)	900	919

GM Financial Automobile Leasing Trust Series 2018-3, Class A3, 3.18%, 6/21/2021	12	12

GSAMP Trust

Series 2004-OPT, Class M1, 1.02%, 11/25/2034 ‡ (m)	468	461

Series 2006-HE3, Class A2C, 0.31%, 5/25/2046 (m)	137	136

Home Equity Asset Trust Series 2004-7, Class M1, 1.08%, 1/25/2035 (m)	111	110

Home Equity Mortgage Loan Asset-Backed Trust SPMD

Series 2004-B, Class M3, 1.35%, 11/25/2034 ‡ (m)	176	174

Series 2004-B, Class M8, 3.45%, 11/25/2034 ‡ (m)	105	107

Series 2004-C, Class M1, 0.99%, 3/25/2035 ‡ (m)	1,925	1,867

Honda Auto Receivables Owner Trust

Series 2017-2, Class A3, 1.68%, 8/16/2021	23	23

Series 2017-2, Class A4, 1.87%, 9/15/2023	441	442

Hyundai Auto Receivables Trust Series 2019-B, Class A2, 1.93%, 7/15/2022	148	148

John Deere Owner Trust Series 2019-A, Class A2, 2.85%, 12/15/2021	29	29

Long Beach Mortgage Loan Trust

Series 2004-3, Class M2, 1.05%, 7/25/2034 ‡ (m)	656	644

Series 2004-3, Class M4, 1.76%, 7/25/2034 ‡ (m)	377	374

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2004-6, Class A3, 1.45%, 11/25/2034 ‡ (m)	152	152

MASTR Asset-Backed Securities Trust

Series 2003-NC1, Class M5, 6.15%, 4/25/2033 ‡ (m)	87	86

Series 2005-NC1, Class M2, 0.90%, 12/25/2034 ‡ (m)	165	163

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (f)	4,000	3,596

Mercedes-Benz Auto Lease Trust Series 2019-B, Class A2, 2.01%, 12/15/2021	186	186

MFA LLC Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (f) (i)	386	387

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-HE2, Class M2, 2.62%, 8/25/2033 ‡ (m)	6	6

Series 2004-NC5, Class M1, 1.05%, 5/25/2034 ‡ (m)	279	270

Series 2004-NC7, Class M2, 1.08%, 7/25/2034 ‡ (m)	73	71

Series 2004-NC6, Class M2, 2.02%, 7/25/2034 ‡ (m)	281	281

Series 2004-HE6, Class M1, 0.97%, 8/25/2034 (m)	247	245

Series 2004-HE8, Class M3, 1.27%, 9/25/2034 ‡ (m)	21	20

Series 2005-HE1, Class M3, 0.93%, 12/25/2034 ‡ (m)	37	34

Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 1.13%, 2/25/2033 ‡ (m)	248	245

New Century Home Equity Loan Trust Series 2004-2, Class M3, 1.15%, 8/25/2034 ‡ (m)	393	388

Nissan Auto Receivables Owner Trust Series 2017-B, Class A3, 1.75%, 10/15/2021	27	27

NovaStar Mortgage Funding Trust Series 2003-2, Class M3, 3.52%, 9/25/2033 ‡ (m)	510	528

NRZ Excess Spread-Collateralized Notes Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (f)	245	239

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (f)	250	250

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

OneMain Financial Issuance Trust

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (f)	965	967

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (f)	1,045	1,074

Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-4, Class M1, 1.17%, 7/25/2033 ‡ (m)	986	983

Option One Mortgage Loan Trust

Series 2004-1, Class M1, 1.05%, 1/25/2034 ‡ (m)	475	464

Series 2004-1, Class M2, 1.80%, 1/25/2034 ‡ (m)	451	447

Series 2004-3, Class M2, 1.00%, 11/25/2034 ‡ (m)	23	23

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-WWF1, Class M4, 1.80%, 12/25/2034 ‡ (m)	1,486	1,513

Prestige Auto Receivables Trust Series 2018-1A, Class E, 5.03%, 1/15/2026 (f)	680	705

Pretium Mortgage Credit Partners I LLC Series 2019-NPL2, Class A1, 3.84%, 12/27/2058 ‡ (f) (i)	866	868

PRPM LLC Series 2019-4A, Class A1, 3.35%, 11/25/2024 ‡ (f) (i)	526	528

Renaissance Home Equity Loan Trust

Series 2003-2, Class M1, 1.39%, 8/25/2033 ‡ (m)	232	228

Series 2004-1, Class M4, 2.85%, 5/25/2034 ‡ (m)	616	608

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (i)	24	25

Saxon Asset Securities Trust Series 2003-3, Class M1, 1.12%, 12/25/2033 ‡ (m)	277	271

Securitized Asset-Backed Receivables LLC Trust Series 2004-NC1, Class M2, 1.87%, 2/25/2034 ‡ (m)	369	369

Soundview Home Loan Trust Series 2005-OPT1, Class M2, 0.82%, 6/25/2035 ‡ (m)	293	291

Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1.05%, 11/25/2034 ‡ (m)	368	365

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 1.12%, 10/25/2033 ‡ (m)	76	76

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2004-7, Class M2, 1.27%, 8/25/2034 ‡ (m)	13	13

Series 2004-BNC1, Class A5, 1.39%, 9/25/2034 ‡ (m)	27	27

Series 2004-8, Class M9, 3.90%, 9/25/2034 (m)	644	634

Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC4, Class A4, 0.32%, 12/25/2036 ‡ (m)	241	236

Toyota Auto Receivables Owner Trust Series 2017-D, Class A3, 1.93%, 1/18/2022	80	80

Volvo Financial Equipment LLC Series 2019-2A, Class A2, 2.02%, 8/15/2022 (f)	250	252

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M6, 2.97%, 10/25/2034 (m)	100	99

Series 2004-2, Class M8A, 4.65%, 10/25/2034 ‡ (f) (m)	97	89

Westlake Automobile Receivables Trust Series 2019-2A, Class E, 4.02%, 4/15/2025 (f)	470	479

Total Asset-Backed Securities (Cost $40,320)		41,627

	SHARES (000)
Exchange-Traded Funds — 0.4%

United States — 0.4%

iShares MSCI India ETF (a) (Cost $11,127)	420	14,114

	PRINCIPAL AMOUNT ($000)
Loan Assignments — 0.3% (o)

Canada — 0.0% (d)

Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 3 Month + 5.50%), 6.50%, 9/6/2024 (g)	534	518

United States — 0.3%

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (g)	108	104

Buckeye Partners LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 11/1/2026 (g)	348	341

California Resources Corp., Term Loan B-2 (ICE LIBOR USD 3 Month + 9.00%), 10.00%, 10/27/2025 ‡ (g)	196	196

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	53

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Loan Assignments — continued

United States — continued

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.40%, 3/15/2027 (g)	238	229

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/2/2024 (g)	601	600

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.65%, 12/18/2026 (g) (p)	260	201

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 4/6/2024 (g)	396	387

Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 3.96%, 8/3/2026 (g)	71	70

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (g) (j)	21	11

FGI Operating Co. LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2100 (g) (j)	84	—

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 12/1/2023 (g)	250	224

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 12/1/2023 (g)	274	272

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 6.25%, 8/25/2023 (g)	484	340

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.65%, 1/31/2025 (g)	322	311

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.00%, 4/1/2024 ‡ (g)	555	555

Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 4/1/2025 ‡ (g)	351	274

PetSmart, Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 3/11/2022 (g)	921	910

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 2/5/2023 (g)	136	134

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 8/14/2024 (g)	997	926

Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 7.00%, 9/25/2026 (g)	344	317

INVESTMENTS	PRINCIPAL AMOUNT ($000)			VALUE ($000)

United States — continued

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 2/14/2025 (g)		116		111

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 4/29/2026 (g)		333		325

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.40%, 10/22/2025 (g)		244		239

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 6/2/2025 (g)		1,528		1,491

				8,568

Total Loan Assignments (Cost $9,177)				9,086

Supranational — 0.1%

European Investment Bank 0.50%, 6/21/2023	AUD	1,210		852

Inter-American Development Bank

0.50%, 5/23/2023	CAD	3,650		2,752

1.70%, 10/10/2024	CAD	800		627

4.40%, 1/26/2026	CAD	614		546

Total Supranational (Cost $4,737)				4,777

	SHARES (000)
Convertible Preferred Stocks — 0.0% (d)

United States — 0.0% (d)

Claire’s Stores, Inc. * ‡ (Cost $109)		—	(c)	415

	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% (d)

United States — 0.0% (d)

Liberty Interactive LLC

4.00%, 11/15/2029		55		40

3.75%, 2/15/2030		100		73

Whiting Petroleum Corp. 1.25%, 4/1/2021 ‡		168		—

Total Convertible Bonds (Cost $273)				113

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	NO. OF RIGHTS (000)	VALUE (000)
Long Positions — continued

Rights — 0.0%

Singapore — 0.0%

Mapletree Logistics Trust, expiring 11/10/2020 *	1	—

United Kingdom — 0.0% (d)

Rolls-Royce Holdings plc, expiring 11/11/2020 *	178	90

United States — 0.0% (d)

Media General, Inc., CVR * ‡	44	—	(c)

Vistra Corp., expiring 12/31/2049 * ‡	17	19

		19

Total Rights (Cost $291)		109

	SHARES (000)

Preferred Stocks — 0.0% (d)

United States — 0.0% (d)

GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 6.07%, 2/15/2040 ($25 par value) (g)	1	17

Goodman Networks, Inc. * ‡	3	—	(c)

MYT Holding LLC, Series A, 10.00%, 6/6/2029 ‡ (a)	47	45

Total Preferred Stocks (Cost $72)		62

	NO. OF WARRANTS (000)
Warrants — 0.0% (d)

United Kingdom — 0.0% (d)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD * ‡	1	—	(c)

United States — 0.0% (d)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡	4	31

Total Warrants (Cost $74)		31

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 7.1%

Certificates of Deposit — 0.0% (d)

Chiba Bank Ltd. 0.37%, 11/13/2020	154	154

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE (000)

Certificates of Deposit — continued

Lloyds Bank Corporate Markets plc 0.61%, 6/17/2021		250	251

Norinchukin Bank (The) 0.30%, 1/28/2021		250	250

Shinhan Bank 0.58%, 8/23/2021		48	48

Shizuoka Bank 0.39%, 2/5/2021		250	250

Societe Generale SA 0.32%, 9/17/2021		250	250

Woori Bank 0.30%, 2/25/2021 (f)		265	265

Total Certificates of Deposit (Cost $1,467)			1,468

Commercial Paper — 0.1%

Banco Santander SA 0.49%, 8/31/2021 (f) (q)		141	141

Eni Finance USA, Inc. 0.58%, 10/18/2021 (f) (q)		250	249

Entergy Corp. 0.30%, 11/19/2020 (f) (q)		250	250

First Abu Dhabi Bank PJSC 0.40%, 8/27/2021 (f) (q)		231	230

Glencore Funding LLC 0.59%, 3/19/2021 (f) (q)		250	249

Henkel of America, Inc. 0.25%, 4/27/2021 (f) (q)		250	250

Hyundai Capital America 0.45%, 11/3/2020 (f) (q)		250	250

KEB Hana Bank 0.40%, 3/16/2021 (f) (q)		130	130

Suncor Energy, Inc. 0.26%, 1/20/2021 (f) (q)		250	250

Telstra Corp Ltd. 0.40%, 10/27/2021 (f) (q)		250	249

Walt Disney Co. (The) 0.40%, 7/23/2021 (f) (q)		250	249

Total Commercial Paper (Cost $2,496)			2,497

Foreign Government Treasury Bills — 1.0%

Canadian Treasury Bills

0.26%, 3/4/2021 (q)	CAD	15,793	11,850

0.17%, 4/1/2021 (q)	CAD	15,796	11,850

0.19%, 4/29/2021 (q)	CAD	15,800	11,851

Total Foreign Government Treasury Bills (Cost $34,866)			35,551

	SHARES (000)

Investment Companies — 3.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (r) (s) (Cost $139,631)		139,606	139,690

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	55

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — 2.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (r) (s)	64,020	64,026

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (r) (s)	9,113	9,113

Total Investment of Cash Collateral from Securities Loaned (Cost $73,144)		73,139

	PRINCIPAL AMOUNT ($000)

U.S. Treasury Obligations — 0.1%

U.S. Treasury Bills

0.10%, 3/11/2021 (n) (q)	3,286	3,285

0.13%, 9/9/2021 (q)	350	349

Total U.S. Treasury Obligations (Cost $3,634)		3,634

Total Short-Term Investments (Cost $255,238)		255,979

Total Long Positions (Cost $3,309,534)		3,683,122

	SHARES (000)
Short Positions — (0.7)%

Common Stocks — (0.6)%

United States — (0.6)%

Acacia Communications, Inc. *	(48)	(3,257)

AvalonBay Communities, Inc., REIT	(2)	(320)

Consolidated Edison, Inc.	(5)	(361)

CVS Health Corp.	(13)	(747)

DTE Energy Co.	(1)	(169)

Exelon Corp.	(9)	(365)

Host Hotels & Resorts, Inc., REIT	(115)	(1,205)

Molson Coors Beverage Co., Class B	(2)	(83)

National General Holdings Corp.	(116)	(3,941)

Pinnacle West Capital Corp.	(2)	(176)

Schlumberger NV	(7)	(104)

Sirius XM Holdings, Inc.	(578)	(3,314)

Varian Medical Systems, Inc. *	(28)	(4,777)

Vornado Realty Trust, REIT	(7)	(206)

Walgreens Boots Alliance, Inc.	(38)	(1,299)

Total Common Stocks (Proceeds $(20,401))		(20,324)

INVESTMENTS	SHARES (000)	VALUE (000)

Exchange-Traded Funds — (0.1)%

United States — (0.1)%

SPDR S&P 500 ETF Trust (Proceeds $(3,922))	(12)	(3,863)

Total Short Positions (Proceeds $(24,323))		(24,187)

Total Investments — 100.8% (Cost $3,285,211)		3,658,935
Liabilities in Excess of Other Assets — (0.8)%		(29,769)

NET ASSETS — 100.0%		3,629,166

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Foreign Government Securities	6.9%

Banks	5.3

Oil, Gas & Consumable Fuels	3.7

Semiconductors & Semiconductor Equipment	3.5

Pharmaceuticals	3.4

Internet & Direct Marketing Retail	3.3

Media	2.8

Commercial Mortgage-Backed Securities	2.7

Software	2.5

Insurance	2.5

Health Care Providers & Services	2.4

Diversified Telecommunication Services	2.4

Collateralized Mortgage Obligations	2.3

Electric Utilities	2.1

Technology Hardware, Storage & Peripherals	2.1

U.S. Treasury Notes	1.8

Capital Markets	1.8

Chemicals	1.8

Interactive Media & Services	1.8

Specialty Retail	1.7

Machinery	1.7

IT Services	1.7

Food Products	1.6

Equity Real Estate Investment Trusts (REITs)	1.6

Hotels, Restaurants & Leisure	1.6

Metals & Mining	1.4

Beverages	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INDUSTRY	PERCENTAGE

Entertainment	1.4%

Biotechnology	1.2

Household Durables	1.2

Road & Rail	1.2

Automobiles	1.1

Wireless Telecommunication Services	1.1

Asset-Backed Securities	1.1

Aerospace & Defense	1.0

Health Care Equipment & Supplies	1.0

Textiles, Apparel & Luxury Goods	1.0

Foreign Government Treasury Bills	1.0

Others (each less than 1.0%)	14.1

Short-Term Investments	5.8

INDUSTRY(SHORT)	PERCENTAGE

Health Care Equipment & Supplies	19.7%

Insurance	16.3

Exchange-Traded Fund	16.0

Media	13.6

Communications Equipment	13.5

Equity Real Estate Investment Trusts (REITs)	7.2

Food & Staples Retailing	5.4

Health Care Providers & Services	3.1

Electric Utilities	2.2

Multi-Utilities	2.2

Others (each less than 1.0%)	0.8

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
APAC	Asia Pacific
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
CVR	Contingent Value Rights
DKK	Danish Krone
ETF	Exchange-Traded Fund
EUR	Euro
FDR	Fiduciary Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of October 31, 2020. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
RTS	Russian Trading System
SCA	Limited partnership with share capital
SEK	Swedish Krona
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depository Receipts
USD	United States Dollar

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $69,542,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than one thousand.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $25,566,000 and $30,084,000 respectively.
(f)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2020.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2020.
(j)	Defaulted security.
(k)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2020.
(l)	Security is an interest bearing note with preferred security characteristics.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	57

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2020.
(n)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(o)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.

(q)	The rate shown is the effective yield as of October 31, 2020.
(r)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(s)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Canada 10 Year Bond	23	12/2020	CAD	2,604	(15)
Canada 5 Year Bond	37	12/2020	CAD	3,596	(5)
Euro-BTP	40	12/2020	EUR	6,961	130
Euro-Bund	32	12/2020	EUR	6,564	89
Euro-Buxl	9	12/2020	EUR	2,394	51
Euro-OAT	58	12/2020	EUR	11,492	165
Foreign Exchange AUD/USD	513	12/2020	USD	36,064	(1,397)
Foreign Exchange CAD/USD	1,236	12/2020	USD	92,793	(1,051)
Foreign Exchange EUR/USD	2,007	12/2020	USD	292,445	(4,065)
Foreign Exchange GBP/USD	340	12/2020	USD	27,534	(120)
Foreign Exchange JPY/USD	2,008	12/2020	USD	239,856	3,355
Japan 10 Year Bond Mini	52	12/2020	JPY	7,541	(4)
Long Gilt	51	12/2020	GBP	8,958	(40)
MSCI EAFE E-Mini Index	36	12/2020	USD	3,213	(180)
Russell 2000 E-Mini Index	987	12/2020	USD	75,880	1,742
S&P 500 E-Mini Index	2,994	12/2020	USD	488,808	(9,737)
Short-Term Euro-BTP	4	12/2020	EUR	529	3
U.S. Treasury 10 Year Note	1,502	12/2020	USD	207,464	(1,371)
U.S. Treasury Long Bond	465	12/2020	USD	79,995	(1,635)
U.S. Treasury Ultra Bond	11	12/2020	USD	2,352	(44)
3 Month Sterling	286	09/2021	GBP	46,328	43

					(14,086)

Short Contracts
Australia 10 Year Bond	(2)	12/2020	AUD	(210)	(3)
Australia 3 Year Bond	(5)	12/2020	AUD	(413)	(2)
Euro-Bobl	(2)	12/2020	EUR	(317)	(2)
Euro-Schatz	(69)	12/2020	EUR	(9,038)	(16)
MSCI EAFE E-Mini Index	(139)	12/2020	USD	(12,405)	735
MSCI Emerging Markets E-Mini Index	(311)	12/2020	USD	(17,138)	(193)
MSCI Europe Equity Index	(2,860)	12/2020	EUR	(67,034)	5,533
U.S. Treasury 2 Year Note	(79)	12/2020	USD	(17,446)	1
U.S. Treasury 5 Year Note	(52)	12/2020	USD	(6,531)	23
U.S. Treasury 10 Year Note	(112)	12/2020	USD	(15,470)	153
U.S. Treasury 10 Year Ultra Note	(466)	12/2020	USD	(73,191)	994
U.S. Treasury Long Bond	(1,342)	12/2020	USD	(230,866)	2,465
U.S. Treasury Ultra Bond	(5)	12/2020	USD	(1,069)	41
3 Month Sterling	(286)	03/2021	GBP	(46,305)	(31)

					9,698

					(4,388)

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of October 31, 2020 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
CAD	2,036	USD	1,522	Royal Bank of Canada	11/4/2020	7
USD	11,542	AUD	16,231	Barclays Bank plc	11/4/2020	133
USD	580	CAD	767	Barclays Bank plc	11/4/2020	4
USD	2,848	EUR	2,415	Barclays Bank plc	11/4/2020	36
USD	50,934	EUR	43,404	HSBC Bank, NA	11/4/2020	382
USD	59,042	EUR	50,303	Merrill Lynch International	11/4/2020	456
USD	1,034	EUR	876	State Street Corp.	11/4/2020	14
USD	36,016	CAD	47,321	BNP Paribas	11/18/2020	496
USD	9,416	AUD	13,334	State Street Corp.	12/3/2020	42
USD	5,420	CAD	7,210	BNP Paribas	12/3/2020	8
USD	112,084	EUR	95,840	Goldman Sachs International	12/3/2020	391
USD	33,435	GBP	25,779	TD Bank Financial Group	12/3/2020	32
USD	1,965	JPY	205,410	State Street Corp.	12/3/2020	2
USD	94,317	JPY	9,862,227	TD Bank Financial Group	12/3/2020	85
USD	1,210	SEK	10,718	Barclays Bank plc	12/3/2020	5
CHF	701	EUR	654	BNP Paribas	12/29/2020	3
CHF	833	EUR	780	Merrill Lynch International	12/29/2020	1
CHF	244	USD	265	Barclays Bank plc	12/29/2020	2
CHF	326	USD	355	Royal Bank of Canada	12/29/2020	1
EUR	357	USD	416	BNP Paribas	12/29/2020	— (a)
EUR	374	USD	436	Citibank, NA	12/29/2020	— (a)
GBP	824	EUR	912	Merrill Lynch International	12/29/2020	5
GBP	418	EUR	460	State Street Corp.	12/29/2020	5
GBP	155	USD	199	Barclays Bank plc	12/29/2020	2
GBP	11,029	USD	14,050	Standard Chartered Bank	12/29/2020	245
SEK	3,856	USD	432	Barclays Bank plc	12/29/2020	1
SEK	5,180	USD	571	BNP Paribas	12/29/2020	11
USD	354	CHF	323	BNP Paribas	12/29/2020	2
USD	1,641	CHF	1,487	Royal Bank of Canada	12/29/2020	16
USD	277	DKK	1,758	Goldman Sachs International	12/29/2020	1
USD	609	DKK	3,849	Merrill Lynch International	12/29/2020	5
USD	495	DKK	3,133	State Street Corp.	12/29/2020	4
USD	69,397	EUR	59,444	Barclays Bank plc	12/29/2020	65
USD	633	EUR	539	Citibank, NA	12/29/2020	4
USD	2,323	EUR	1,986	Merrill Lynch International	12/29/2020	7
USD	828	EUR	700	State Street Corp.	12/29/2020	12
USD	643	SEK	5,675	Barclays Bank plc	12/29/2020	5
USD	910	SEK	7,952	State Street Corp.	12/29/2020	16

Total unrealized appreciation						2,506

AUD	1,857	USD	1,336	HSBC Bank, NA	11/4/2020	(30)
AUD	1,040	USD	747	Royal Bank of Canada	11/4/2020	(16)
AUD	13,334	USD	9,415	State Street Corp.	11/4/2020	(42)
CAD	7,210	USD	5,419	BNP Paribas	11/4/2020	(8)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	59

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
EUR	2,494	USD	2,930	BNP Paribas	11/4/2020	(25)
EUR	95,840	USD	112,014	Goldman Sachs International	11/4/2020	(392)
GBP	25,779	USD	33,429	TD Bank Financial Group	11/4/2020	(32)
SEK	10,718	USD	1,209	Barclays Bank plc	11/4/2020	(5)
USD	6,328	CAD	8,479	BNP Paribas	11/4/2020	(36)
USD	1,556	EUR	1,336	Merrill Lynch International	11/4/2020	— (a)
USD	31,413	GBP	24,473	BNP Paribas	11/4/2020	(291)
USD	1,691	GBP	1,306	Merrill Lynch International	11/4/2020	(1)
USD	1,822	JPY	192,316	Standard Chartered Bank	11/4/2020	(15)
USD	91,558	JPY	9,669,911	State Street Corp.	11/4/2020	(806)
USD	1,191	SEK	10,718	State Street Corp.	11/4/2020	(13)
AUD	1,364	USD	961	Royal Bank of Canada	12/3/2020	(2)
USD	795	JPY	83,377	Citibank, NA	12/3/2020	(1)
DKK	7,771	USD	1,219	Citibank, NA	12/29/2020	(1)
EUR	556	CHF	600	Citibank, NA	12/29/2020	(7)
EUR	515	GBP	468	Citibank, NA	12/29/2020	(6)
EUR	651	GBP	594	State Street Corp.	12/29/2020	(11)
EUR	2,123	USD	2,494	BNP Paribas	12/29/2020	(18)
EUR	2,527	USD	2,965	Citibank, NA	12/29/2020	(17)
EUR	1,822	USD	2,141	Royal Bank of Canada	12/29/2020	(16)
EUR	403	USD	473	Standard Chartered Bank	12/29/2020	(3)
GBP	388	USD	504	Goldman Sachs International	12/29/2020	(2)
NOK	3,482	USD	372	Royal Bank of Canada	12/29/2020	(8)
USD	1,119	CHF	1,029	Goldman Sachs International	12/29/2020	(6)
USD	1,047	CHF	960	Royal Bank of Canada	12/29/2020	(3)
USD	278	GBP	215	State Street Corp.	12/29/2020	— (a)
USD	364	NOK	3,482	BNP Paribas	12/29/2020	(1)
USD	338	SEK	3,006	Barclays Bank plc	12/29/2020	— (a)
USD	220	SEK	1,957	Merrill Lynch International	12/29/2020	— (a)
USD	424	SEK	3,843	State Street Corp.	12/29/2020	(8)

Total unrealized depreciation						(1,822)

Net unrealized appreciation						684

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound

JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at October 31, 2020 (amounts in thousands):
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE

Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in GBP based on the local currencies of the positions within the swaps.	4/29/2022	$13,609	$(897)	$3	$(894)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2020

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
United Kingdom
3i Group plc	52	650	(58)	0.0	(a)
AstraZeneca plc	5	464	(22)	0.0	(a)
Berkeley Group Holdings plc	9	495	(35)	0.0	(a)
boohoo Group plc *	137	480	(75)	0.0	(a)
Centrica plc	1,339	645	(42)	0.0	(a)
Computacenter plc	15	453	(40)	0.0	(a)
Dunelm Group plc	25	425	(58)	0.0	(a)
Games Workshop Group plc	3	393	(7)	0.0	(a)
Informa plc	74	404	16	0.0	(a)
Intermediate Capital Group plc	31	471	(60)	0.0	(a)
Kingfisher plc *	113	419	(31)	0.0	(a)
M&G plc	136	260	(31)	0.0	(a)
National Express Group plc *	140	271	4	0.0	(a)
Next plc	13	950	(11)	0.0	(a)
Persimmon plc	24	726	(59)	0.0	(a)
Pets at Home Group plc	49	244	(13)	0.0	(a)
Prudential plc	40	488	(70)	0.0	(a)
Reckitt Benckiser Group plc	9	752	(51)	0.0	(a)
Segro plc	59	684	(22)	0.0	(a)
Spirent Communications plc	153	576	(5)	0.0	(a)

	2,426	10,250	(670)	0.0	(a)

Australia
BHP Group plc	49	946	(86)	0.0	(a)
Rio Tinto plc	18	1,000	(67)	0.0	(a)

	67	1,946	(153)	0.0	(a)

Jordan
Hikma Pharmaceuticals plc	21	697	(46)	0.0	(a)

United States
Ferguson plc	7	716	(28)	0.0	(a)

Total Long Positions of Total Return Basket Swap	2,521	13,609	(897)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)		VALUE

Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month EURIBOR on long positions, plus or minus a specified spread of 0.15%, which is denominated in EUR based on the local currencies of the positions within the swaps.	10/29/2021	$1,590	$84	$—	(b)	$84

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	61

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
Ireland
AIB Group plc *	365	412	13	0.0	(a)
Bank of Ireland Group plc *	235	583	104	0.0	(a)
Smurfit Kappa Group plc	16	595	(33)	0.0	(a)

Total Long Positions of Total Return Basket Swap	616	1,590	84	0.0	(a)

The following reference rates, and their values as of period-end, are used for security descriptions:
VALUE
EURIBOR	(0.55)%
GBP LIBOR	0.04

Summary of total OTC swap contracts outstanding as of October 31, 2020 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS)($)	VALUE($)
Assets
OTC total return basket swap contracts outstanding	—	84

Liabilities
OTC total return basket swap contracts outstanding	—	(894)

Abbreviations

EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
LIBOR	London Interbank Offered Rate

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Amount rounds to less than one thousand.
(1)	Notional value represents market value as of October 31, 2020 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2020

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 38.4%

Australia — 0.1%

Australia & New Zealand Banking Group Ltd.

2.05%, 11/21/2022	405	419

(USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (b) (c) (d)	10,853	12,310

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (c)	1,290	1,320

5.13%, 5/15/2024 (c) (e)	1,089	1,165

Macquarie Bank Ltd. (ICE LIBOR USD 3 Month + 0.45%), 0.71%, 11/24/2021 (b) (c)	380	381

Newcrest Finance Pty. Ltd.

3.25%, 5/13/2030 (c)	430	468

4.20%, 5/13/2050 (c)	275	318

		16,381

Austria — 0.0% (f)

ams AG 7.00%, 7/31/2025 (c)	1,280	1,354

Azerbaijan — 0.1%

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (g)	950	1,082

State Oil Co. of the Azerbaijan Republic

4.75%, 3/13/2023 (g)	686	713

6.95%, 3/18/2030 (g)	2,180	2,572

		4,367

Bahrain — 0.0% (f)

Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027 (g)	1,150	1,211

Belarus — 0.0% (f)

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (c)	750	716

Belgium — 0.1%

Anheuser-Busch Cos. LLC 4.90%, 2/1/2046	1,760	2,154

Anheuser-Busch InBev Worldwide, Inc.

4.38%, 4/15/2038	1,225	1,429

4.60%, 4/15/2048	3,020	3,577

4.50%, 6/1/2050 (e)	2,690	3,178

KBC Group NV (EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (a) (b) (d) (g)	EUR 1,200	1,430

		11,768

Brazil — 0.1%

Klabin Austria GmbH 7.00%, 4/3/2049 (g)	1,150	1,314

MV24 Capital BV 6.75%, 6/1/2034 (c)	663	668

Petrobras Global Finance BV

6.90%, 3/19/2049	1,030	1,166

6.85%, 6/5/2115	300	322

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Brazil — continued

Suzano Austria GmbH 6.00%, 1/15/2029	900	1,045

Votorantim Cimentos International SA 7.25%, 4/5/2041 (g)	440	561

		5,076

Canada — 1.4%

1011778 BC ULC

4.25%, 5/15/2024 (c)	8,332	8,503

3.50%, 2/15/2029 (c)	1,546	1,534

4.00%, 10/15/2030 (c)	3,105	3,086

Advanz Pharma Corp. Ltd. 8.00%, 9/6/2024 (e)	2,095	2,053

Alimentation Couche-Tard, Inc.

4.50%, 7/26/2047 (c)	930	1,100

3.80%, 1/25/2050 (c)	135	146

Bank of Nova Scotia (The) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (a) (b) (d)	2,323	2,425

Baytex Energy Corp. 8.75%, 4/1/2027 (c)	2,925	1,287

Bell Canada, Inc. 4.30%, 7/29/2049	2,625	3,193

Bombardier, Inc.

6.00%, 10/15/2022 (c)	1,868	1,695

7.50%, 12/1/2024 (c)	3,887	2,925

7.50%, 3/15/2025 (c)	6,539	4,757

Cenovus Energy, Inc. 5.38%, 7/15/2025	4,837	5,097

Emera US Finance LP 4.75%, 6/15/2046	370	446

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (b)	24,158	26,755

Enbridge, Inc.

4.50%, 6/10/2044 (e)	340	375

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (b)	2,730	2,716

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (b)	5,421	5,485

Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (b)	11,041	11,254

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (c)	5,033	4,202

GFL Environmental, Inc.

4.25%, 6/1/2025 (c)	2,345	2,392

3.75%, 8/1/2025 (c)	1,688	1,688

MEG Energy Corp.

7.00%, 3/31/2024 (c)	944	897

6.50%, 1/15/2025 (c)	4,437	4,315

7.13%, 2/1/2027 (c)	6,579	5,919

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Canada — continued

National Bank of Canada 2.15%, 10/7/2022 (c)	250	258

NOVA Chemicals Corp. 4.88%, 6/1/2024 (c)	5,040	4,986

5.00%, 5/1/2025 (c)	3,340	3,300

5.25%, 6/1/2027 (c)	4,811	4,698

Open Text Corp. 5.88%, 6/1/2026 (c)	1,781	1,852

Precision Drilling Corp. 7.75%, 12/15/2023	1,540	1,140

5.25%, 11/15/2024	248	160

7.13%, 1/15/2026 (c)	5,484	3,455

Quebecor Media, Inc. 5.75%, 1/15/2023	6,263	6,723

Rogers Communications, Inc.

(ICE LIBOR USD 3 Month + 0.60%), 0.83%, 3/22/2022 (b)	129	130

4.35%, 5/1/2049	3,015	3,649

3.70%, 11/15/2049	1,340	1,473

Royal Bank of Canada (SOFR + 0.45%), 0.54%, 10/26/2023 (b)	126	126

Stars Group Holdings BV 7.00%, 7/15/2026 (c)	3,481	3,680

TransCanada PipeLines Ltd. 9.88%, 1/1/2021	476	483

4.75%, 5/15/2038 (e)	1,135	1,332

5.10%, 3/15/2049	895	1,124

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (b)	2,515	2,673

(ICE LIBOR USD 3 Month + 4.15%), 5.50%, 9/15/2079 (b)	9,787	10,026

Videotron Ltd. 5.38%, 6/15/2024 (c)	5,053	5,495

5.13%, 4/15/2027 (c)	4,520	4,780

		165,788

Cayman Islands — 0.0% (f)

Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (c)	417	305

Global Aircraft Leasing Co. Ltd. 13.75% (Blend (cash 6.50% + PIK 7.25%)), 9/15/2024 (c) (h)	5,171	3,415

		3,720

Chile — 0.0% (f)

Corp. Nacional del Cobre de Chile 4.88%, 11/4/2044 (g)	400	490

3.70%, 1/30/2050 (c)	1,400	1,459

Empresa Nacional del Petroleo 3.75%, 8/5/2026 (g)	1,000	1,054

		3,003

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

China — 0.0% (f)

China Evergrande Group 7.50%, 6/28/2023 (g)	800	602

8.75%, 6/28/2025 (g)	800	586

		1,188

Colombia — 0.0% (f)

Ecopetrol SA 5.88%, 9/18/2023	950	1,050

5.38%, 6/26/2026	1,160	1,279

7.38%, 9/18/2043	412	515

5.88%, 5/28/2045	730	792

		3,636

Costa Rica — 0.0% (f)

Instituto Costarricense de Electricidad 6.95%, 11/10/2021 (g)	790	775

Finland — 0.1%

Nordea Bank Abp (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (a) (b) (c) (d)	3,870	4,330

France — 0.6%

Altice France SA 7.38%, 5/1/2026 (c)	14,428	15,059

8.13%, 2/1/2027 (c)	4,609	5,012

Credit Agricole SA (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (c) (d)	15,767	18,501

Societe Generale SA

(USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (a) (b) (c) (d)	16,593	17,044

(USD Swap Semi 5 Year + 4.98%), 7.88%, 12/18/2023 (a) (b) (c) (d)	1,680	1,793

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (b) (c) (d)	9,053	10,173

(USD Swap Semi 5 Year + 3.93%), 6.75%, 4/6/2028 (a) (b) (c) (d)	2,035	2,139

Total Capital International SA 2.99%, 6/29/2041	2,995	3,061

3.13%, 5/29/2050	950	952

3.39%, 6/29/2060	830	841

		74,575

Germany — 0.1%

Bayer US Finance II LLC 4.88%, 6/25/2048 (c)	2,740	3,283

Deutsche Telekom AG 3.63%, 1/21/2050 (c) (e)	1,690	1,857

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Germany — continued

Deutsche Telekom International Finance BV 8.75%, 6/15/2030 (i)	4,340	6,744

Vertical US Newco, Inc. 5.25%, 7/15/2027 (c)	2,295	2,362

Volkswagen Group of America Finance LLC 2.50%, 9/24/2021 (c)	390	397

		14,643

Guatemala — 0.0% (f)

Energuate Trust 5.88%, 5/3/2027 (g)	1,147	1,184

India — 0.0% (f)

Reliance Industries Ltd. 5.40%, 2/14/2022 (g)	830	872

Indonesia — 0.1%

Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/2023 (c)	990	1,091

6.53%, 11/15/2028 (c)	2,380	2,878

6.76%, 11/15/2048 (c)	250	318

Minejesa Capital BV 4.63%, 8/10/2030 (c)	824	848

Pertamina Persero PT 4.30%, 5/20/2023 (g)	260	278

3.10%, 1/22/2030 (c) (e)	450	463

6.00%, 5/3/2042 (g)	880	1,070

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (g)	680	738

6.25%, 1/25/2049 (g)	810	1,049

		8,733

Ireland — 0.1%

AerCap Global Aviation Trust (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (b) (c)	7,463	6,605

AerCap Holdings NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (b)	4,045	3,203

Avolon Holdings Funding Ltd. 5.25%, 5/15/2024 (c) (e)	3,725	3,799

4.38%, 5/1/2026 (c)	1,765	1,713

Park Aerospace Holdings Ltd. 5.25%, 8/15/2022 (c)	992	1,022

5.50%, 2/15/2024 (c)	2	2

		16,344

Italy — 0.2%

Enel SpA (USD Swap Semi 5 Year + 5.88%), 8.75%, 9/24/2073 (b) (c)	2,430	2,807

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Italy — continued

Telecom Italia Capital SA 6.38%, 11/15/2033	3,907	4,621

6.00%, 9/30/2034	5,846	6,802

7.72%, 6/4/2038	1,500	2,032

Telecom Italia SpA 5.30%, 5/30/2024 (c)	3,510	3,798

		20,060

Japan — 0.1%

Mitsubishi UFJ Financial Group, Inc. 3.22%, 3/7/2022	304	315

Mizuho Financial Group, Inc. 2.60%, 9/11/2022	350	364

Nippon Life Insurance Co. (USD ICE Swap Rate 5 Year + 3.65%), 5.10%, 10/16/2044 (b) (c)	2,887	3,226

Sumitomo Mitsui Financial Group, Inc. 2.78%, 7/12/2022	240	250

2.13%, 7/8/2030	1,805	1,825

Takeda Pharmaceutical Co. Ltd. 3.03%, 7/9/2040	1,330	1,363

3.18%, 7/9/2050	940	944

3.38%, 7/9/2060 (e)	2,330	2,412

		10,699

Kazakhstan — 0.1%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (g)	1,545	2,114

KazMunayGas National Co. JSC 4.40%, 4/30/2023 (g)	700	749

4.75%, 4/24/2025 (c)	550	611

4.75%, 4/19/2027 (g)	500	563

6.38%, 10/24/2048 (g)	1,040	1,374

Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026 (g)	800	850

		6,261

Luxembourg — 0.5%

Altice Financing SA 7.50%, 5/15/2026 (c)	10,355	10,808

Altice France Holding SA 10.50%, 5/15/2027 (c)	8,469	9,337

6.00%, 2/15/2028 (c)	1,845	1,770

INEOS Group Holdings SA 5.63%, 8/1/2024 (c) (e)	9,470	9,612

Intelsat Jackson Holdings SA 5.50%, 8/1/2023 (j)	10,554	6,187

8.00%, 2/15/2024 (c) (i) (j)	8,800	8,932

8.50%, 10/15/2024 (c) (j)	16,148	9,973

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Luxembourg — continued

9.75%, 7/15/2025 (c) (j)	1,585	991

		57,610

Mexico — 0.1%

Alfa SAB de CV 6.88%, 3/25/2044 (c)	712	831

BBVA Bancomer SA 6.75%, 9/30/2022 (g)	900	969

Petroleos Mexicanos 5.38%, 3/13/2022	2,850	2,886

6.88%, 8/4/2026	505	485

6.49%, 1/23/2027	247	230

5.35%, 2/12/2028	1,900	1,623

5.63%, 1/23/2046	1,999	1,466

6.75%, 9/21/2047	850	658

6.35%, 2/12/2048	500	379

7.69%, 1/23/2050	1,102	915

6.95%, 1/28/2060	2,100	1,642

		12,084

Morocco — 0.0% (f)

OCP SA 5.63%, 4/25/2024 (g)	1,080	1,174

6.88%, 4/25/2044 (g)	1,030	1,290

		2,464

Netherlands — 0.2%

ABN AMRO Bank NV (ICE LIBOR USD 3 Month + 0.57%), 0.82%, 8/27/2021 (b) (c)	700	703

Cooperatieve Rabobank UA

(EUR Swap Annual 5 Year + 6.70%), 6.62%, 6/29/2021 (a) (b) (d) (g)	EUR 2,000	2,392

3.88%, 2/8/2022	473	494

ING Groep NV (USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (a) (b) (d) (g)	7,168	7,410

Nouryon Holding BV 8.00%, 10/1/2026 (c) (e)	4,815	5,068

Shell International Finance BV

4.00%, 5/10/2046	2,220	2,524

3.25%, 4/6/2050	3,515	3,607

Trivium Packaging Finance BV

5.50%, 8/15/2026 (c) (i)	2,741	2,871

8.50%, 8/15/2027 (c) (i)	2,181	2,334

		27,403

Norway — 0.0% (f)

DNB Bank ASA (USD Swap Semi 5 Year + 5.08%), 6.50%, 3/26/2022 (a) (b) (d) (g)	2,973	3,058

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Panama — 0.0% (f)

AES Panama Generation Holdings SRL 4.38%, 5/31/2030 (c)	960	1,013

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (c)	580	676

		1,689

Peru — 0.0% (f)

Banco BBVA Peru SA 5.00%, 8/26/2022 (g)	580	618

Hudbay Minerals, Inc. 7.63%, 1/15/2025 (c)	825	856

Nexa Resources SA 5.38%, 5/4/2027 (g)	580	613

Petroleos del Peru SA

4.75%, 6/19/2032 (c)	900	984

5.63%, 6/19/2047 (g)	600	688

Southern Copper Corp. 5.88%, 4/23/2045	185	253

		4,012

Qatar — 0.0% (f)

ABQ Finance Ltd.

3.63%, 4/13/2021 (g)	1,550	1,568

3.50%, 2/22/2022 (g)	720	736

		2,304

South Africa — 0.0% (f)

Eskom Holdings SOC Ltd.

5.75%, 1/26/2021 (g)	350	343

6.75%, 8/6/2023 (g)	430	407

7.13%, 2/11/2025 (g)	650	608

		1,358

South Korea — 0.0% (f)

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (a) (b) (d) (g)	1,150	1,150

Spain — 0.1%

Banco Bilbao Vizcaya Argentaria SA

(EUR Swap Annual 5 Year + 9.18%), 8.87%, 4/14/2021 (a) (b) (d) (g)	EUR 2,600	3,096

(EUR Swap Annual 5 Year + 6.04%), 6.00%, 3/29/2024 (a) (b) (d) (g)	EUR 2,000	2,292

Banco Santander SA 3.49%, 5/28/2030	800	865

Telefonica Emisiones SA 4.90%, 3/6/2048	1,960	2,230

		8,483

Sweden — 0.0% (f)

Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.69%), 6.25%, 3/1/2024 (a) (b) (d) (g)	600	647

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Switzerland — 0.6%

Alcon Finance Corp. 2.60%, 5/27/2030 (c)	1,140	1,191

Credit Suisse AG 1.00%, 5/5/2023	250	253

Credit Suisse Group AG

(USD Swap Semi 5 Year + 5.11%), 7.13%, 7/29/2022 (a) (b) (d) (g)	2,660	2,763

(USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (a) (b) (c) (d)	2,765	2,931

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (a) (b) (c) (d)	6,891	7,477

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (b) (c) (d)	7,005	7,460

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%, 8/21/2026 (a) (b) (c) (d)	11,234	12,063

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.89%), 5.25%, 2/11/2027 (a) (b) (c) (d)	5,130	5,165

(SOFR + 3.73%), 4.19%, 4/1/2031 (b) (c)	1,635	1,875

UBS AG 1.75%, 4/21/2022 (c)	330	336

UBS Group AG

(USD Swap Semi 5 Year + 5.50%), 6.87%, 3/22/2021 (a) (b) (d) (g)	4,355	4,407

(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (a) (b) (c) (d)	14,940	16,079

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (b) (d) (g)	8,000	8,915

(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (a) (b) (d) (g)	3,000	3,307

		74,222

Trinidad and Tobago — 0.0% (f)

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (c)	1,565	1,746

Turkey — 0.0% (f)

Turkcell Iletisim Hizmetleri A/S 5.80%, 4/11/2028 (g)	660	635

United Arab Emirates — 0.1%

DAE Funding LLC 4.50%, 8/1/2022 (c)	1,205	1,214

5.00%, 8/1/2024 (c)	1,489	1,493

MDGH — GMTN BV 3.70%, 11/7/2049 (g)	600	659

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (c)	3,596	1,151

Telford Offshore Ltd. 12.00% (PIK 12.00%), 12/31/2164 (a) (d) (h)	1,236	57

		4,574

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — 0.9%

Ashtead Capital, Inc. 4.13%, 8/15/2025 (c)	2,645	2,716

4.38%, 8/15/2027 (c)	500	524

AstraZeneca plc 2.13%, 8/6/2050 (e)	5,895	5,278

BAE Systems plc 3.40%, 4/15/2030 (c)	8,614	9,571

Barclays Bank plc 1.70%, 5/12/2022	350	357

Barclays plc 4.84%, 5/9/2028	1,277	1,393

(ICE LIBOR USD 3 Month + 3.05%), 5.09%, 6/20/2030 (b)	1,190	1,354

BAT Capital Corp.

4.39%, 8/15/2037	2,085	2,224

4.76%, 9/6/2049 (e)	3,930	4,240

BP Capital Markets plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (a) (b) (d)	5,789	5,977

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (a) (b) (d)	16,219	17,030

CK Hutchison International 16 Ltd. 1.88%, 10/3/2021 (c)	330	333

CK Hutchison International 20 Ltd. 3.38%, 5/8/2050 (c)	340	365

GlaxoSmithKline Capital plc 0.53%, 10/1/2023	450	450

HSBC Holdings plc

(USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 6/1/2021 (a) (b) (d)	1,556	1,579

(EUR Swap Annual 5 Year + 5.34%), 6.00%, 9/29/2023 (a) (b) (d) (g)	EUR 3,970	4,891

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (a) (b) (d)	6,350	6,612

(USD ICE Swap Rate 5 Year + 3.61%), 6.50%, 3/23/2028 (a) (b) (d)	8,180	8,757

(SOFR + 1.95%), 2.36%, 8/18/2031 (b)	380	377

Lloyds Banking Group plc (ICE LIBOR USD 3 Month + 0.80%), 1.03%, 6/21/2021 (b)	250	251

Nationwide Building Society (U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.39%), 5.87%, 12/20/2024 (a) (b) (d) (g)	GBP 200	267

Natwest Group plc

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (a) (b) (d)	1,566	1,616

6.00%, 12/19/2023	1,194	1,341

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (a) (b) (d)	2,641	2,733

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United Kingdom — continued

Rolls-Royce plc 5.75%, 10/15/2027 (c)	2,632	2,665

Virgin Media Secured Finance plc

5.50%, 8/15/2026 (c)	2,545	2,648

5.50%, 5/15/2029 (c)	6,525	6,971

Vodafone Group plc

5.00%, 5/30/2038	1,175	1,456

4.38%, 2/19/2043	3,355	3,967

5.25%, 5/30/2048	1,275	1,644

4.25%, 9/17/2050	1,880	2,156

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (b)	7,333	8,703

		110,446

United States — 32.7%

Abbott Laboratories 4.75%, 11/30/2036 (e)	8,505	11,302

AbbVie, Inc.

2.15%, 11/19/2021 (c)	160	163

4.05%, 11/21/2039 (c)	1,310	1,496

4.45%, 5/14/2046	1,395	1,657

4.25%, 11/21/2049 (c)	4,360	5,071

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	1,836	1,843

6.50%, 3/1/2024	3,004	3,071

5.00%, 4/15/2029 (c)	1,117	1,151

ACCO Brands Corp. 5.25%, 12/15/2024 (c)	6,624	6,790

ACI Worldwide, Inc. 5.75%, 8/15/2026 (c)	3,105	3,276

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (c) (e)	1,876	1,796

Adient US LLC

9.00%, 4/15/2025 (c)	1,155	1,270

7.00%, 5/15/2026 (c)	8,125	8,667

ADT Security Corp. (The)

4.13%, 6/15/2023	1,398	1,454

4.88%, 7/15/2032 (c)	4,823	4,966

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (c)	1,315	1,376

AECOM

5.88%, 10/15/2024	346	381

5.13%, 3/15/2027	3,641	3,982

AEP Texas, Inc. Series H, 3.45%, 1/15/2050	815	871

AEP Transmission Co. LLC Series M, 3.65%, 4/1/2050	745	863

AES Corp. (The)

5.50%, 4/15/2025	6,707	6,890

6.00%, 5/15/2026 (e)	1,765	1,849

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Aetna, Inc. 3.88%, 8/15/2047	3,230	3,574

Ahern Rentals, Inc. 7.38%, 5/15/2023 (c)	4,316	2,773

AIG Global Funding (ICE LIBOR USD 3 Month + 0.46%), 0.69%, 6/25/2021 (b) (c)	435	436

Air Lease Corp.

3.38%, 7/1/2025 (e)	780	799

3.75%, 6/1/2026	1,275	1,305

Albertsons Cos., Inc.

3.50%, 2/15/2023 (c)	2,005	2,038

5.75%, 3/15/2025	3,488	3,595

3.25%, 3/15/2026 (c)	3,540	3,478

7.50%, 3/15/2026 (c)	2,170	2,404

4.63%, 1/15/2027 (c)	7,060	7,325

5.88%, 2/15/2028 (c)	3,316	3,507

3.50%, 3/15/2029 (c)	3,532	3,426

4.88%, 2/15/2030 (c)	2,850	3,027

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (c)	7,576	7,813

7.00%, 9/30/2026 (c)	1,650	1,737

5.50%, 12/15/2027 (c)	2,635	2,773

Allegheny Technologies, Inc. 7.88%, 8/15/2023 (i)	500	505

5.88%, 12/1/2027 (e)	1,361	1,281

Allied Universal Holdco LLC 6.63%, 7/15/2026 (c)	1,996	2,088

9.75%, 7/15/2027 (c)	907	968

Allison Transmission, Inc. 5.00%, 10/1/2024 (c)	5,325	5,373

4.75%, 10/1/2027 (c)	2,545	2,621

5.88%, 6/1/2029 (c)	4,125	4,504

Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (b)	5,429	5,760

Ally Financial, Inc. 4.63%, 5/19/2022 (e)	4,061	4,285

5.13%, 9/30/2024 (e)	1,908	2,157

4.63%, 3/30/2025 (e)	6,278	7,021

5.75%, 11/20/2025	5,333	6,060

8.00%, 11/1/2031	2,055	2,835

Alphabet, Inc. 2.05%, 8/15/2050	2,145	1,935

2.25%, 8/15/2060 (e)	995	893

Altria Group, Inc. 3.88%, 9/16/2046	3,235	3,262

5.95%, 2/14/2049	215	284

4.45%, 5/6/2050	1,460	1,621

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Amazon.com, Inc. 4.95%, 12/5/2044	755	1,068

2.50%, 6/3/2050	514	507

2.70%, 6/3/2060	2,440	2,479

AMC Entertainment Holdings, Inc. 10.50%, 4/24/2026 (c)	2,786	1,421

12.00% (cash 10.00% or 12.00% PIK or Blend (cash 5.00% + PIK 6.00%)), 6/15/2026 (c) (h)	7,411	178

AMC Networks, Inc. 5.00%, 4/1/2024	3,240	3,256

4.75%, 8/1/2025 (e)	831	830

American Axle & Manufacturing, Inc. 6.25%, 4/1/2025 (e)	12,783	12,955

6.25%, 3/15/2026	8,893	8,912

6.50%, 4/1/2027 (e)	4,642	4,677

6.88%, 7/1/2028 (e)	1,272	1,294

American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (c)	4,195	4,267

American Express Co.

Series B, (ICE LIBOR USD 3 Month + 3.43%), 3.71%, 11/15/2020 (a) (b) (d)	1,818	1,735

Series C, (ICE LIBOR USD 3 Month + 3.29%), 3.54%, 12/15/2020 (a) (b) (d)	1,973	1,834

American Honda Finance Corp. 0.88%, 7/7/2023	186	188

American International Group, Inc.

3.88%, 1/15/2035	2,256	2,601

Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (b)	4,853	5,438

American Tower Corp.

REIT, 3.70%, 10/15/2049	625	671

REIT, 3.10%, 6/15/2050 (e)	5,310	5,171

American Water Capital Corp. 3.45%, 5/1/2050	410	463

American Woodmark Corp. 4.88%, 3/15/2026 (c)	4,775	4,799

AmeriGas Partners LP

5.63%, 5/20/2024	515	547

5.50%, 5/20/2025	5,898	6,311

5.88%, 8/20/2026	2,714	2,973

5.75%, 5/20/2027	1,024	1,122

Amgen, Inc.

3.63%, 5/15/2022	239	249

3.15%, 2/21/2040	805	842

3.38%, 2/21/2050	3,605	3,801

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Amkor Technology, Inc. 6.63%, 9/15/2027 (c)	3,941	4,217

AMN Healthcare, Inc. 5.13%, 10/1/2024 (c)	1,775	1,820

Amsted Industries, Inc. 5.63%, 7/1/2027 (c)	1,629	1,715

Antero Midstream Partners LP

5.38%, 9/15/2024	2,975	2,782

5.75%, 3/1/2027 (c)	490	441

5.75%, 1/15/2028 (c)	1,690	1,504

Antero Resources Corp.

5.13%, 12/1/2022 (e)	1,174	1,090

5.63%, 6/1/2023 (e)	6,797	5,710

Anthem, Inc. 3.13%, 5/15/2050	1,370	1,406

Apache Corp.

4.63%, 11/15/2025 (e)	737	700

4.88%, 11/15/2027	1,517	1,424

Apple, Inc.

4.50%, 2/23/2036	3,960	5,223

3.85%, 5/4/2043	2,125	2,593

4.65%, 2/23/2046	925	1,258

2.65%, 5/11/2050	2,435	2,444

2.40%, 8/20/2050	850	828

2.55%, 8/20/2060	480	459

Aramark Services, Inc. 5.00%, 2/1/2028 (c) (e)	8,335	8,409

Archrock Partners LP 6.88%, 4/1/2027 (c)	472	463

Arconic Corp.

6.00%, 5/15/2025 (c)	2,269	2,402

6.13%, 2/15/2028 (c)	1,910	2,013

Ardagh Packaging Finance plc

6.00%, 2/15/2025 (c)	4,132	4,271

5.25%, 8/15/2027 (c)	12,045	12,403

Asbury Automotive Group, Inc.

4.50%, 3/1/2028 (c)	412	419

4.75%, 3/1/2030 (c)	385	398

Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (c)	755	668

AT&T, Inc.

Series B, (EURIBOR ICE Swap Rate 5 Year + 3.14%), 2.88%, 3/2/2025 (a) (b) (d)	EUR 700	777

3.50%, 6/1/2041	2,410	2,432

4.50%, 3/9/2048	2,793	3,113

3.65%, 6/1/2051	1,075	1,053

3.30%, 2/1/2052	1,470	1,351

3.50%, 9/15/2053 (c)	1,179	1,116

3.65%, 9/15/2059 (c)	541	512

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

3.85%, 6/1/2060	2,470	2,426

3.50%, 2/1/2061	1,475	1,362

AutoZone, Inc. 3.70%, 4/15/2022 (e)	160	166

Avantor Funding, Inc. 4.63%, 7/15/2028 (c)	6,184	6,408

Avantor, Inc. 6.00%, 10/1/2024 (c)	3,880	4,054

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (c)	7,460	7,264

5.25%, 3/15/2025 (c)	8,155	7,686

10.50%, 5/15/2025 (c) (e)	4,025	4,614

5.75%, 7/15/2027 (c) (e)	5,358	5,083

Axalta Coating Systems LLC

4.88%, 8/15/2024 (c)	2,480	2,530

4.75%, 6/15/2027 (c)	1,983	2,077

B&G Foods, Inc. 5.25%, 4/1/2025	10,104	10,407

Baker Hughes a GE Co. LLC 4.08%, 12/15/2047	1,610	1,587

Baltimore Gas and Electric Co. 2.90%, 6/15/2050 (e)	315	318

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (b)	313	315

Series U, (ICE LIBOR USD 3 Month + 3.14%), 5.20%, 6/1/2023 (a) (b) (d)	7,114	7,085

Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (a) (b) (d)	2,341	2,403

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (a) (b) (d)	8,050	8,754

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (a) (b) (d)	7,182	8,030

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (a) (b) (d)	7,917	8,740

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (a) (b) (d)	15,217	17,271

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (a) (b) (d)	18,929	20,348

(SOFR + 1.93%), 2.68%, 6/19/2041 (b)	7,405	7,471

(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (b)	1,935	2,349

Bank of New York Mellon Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.42%), 3.65%, 12/20/2020 (a) (b) (d)	2,111	2,087

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (a) (b) (d)	6,160	6,090

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.70%, 9/20/2025 (a) (b) (d)	2,095	2,241

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 3.70%, 3/20/2026 (a) (b) (d)	2,910	2,888

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (a) (b) (d)	9,378	9,730

Bausch Health Americas, Inc. 9.25%, 4/1/2026 (c)	4,876	5,376

8.50%, 1/31/2027 (c)	5,791	6,332

Bausch Health Cos., Inc. 5.50%, 3/1/2023 (c)	58	58

5.88%, 5/15/2023 (c)	380	379

7.00%, 3/15/2024 (c)	12,827	13,292

6.13%, 4/15/2025 (c)	21,707	22,315

5.50%, 11/1/2025 (c)	10,586	10,875

9.00%, 12/15/2025 (c)	23,732	25,932

5.75%, 8/15/2027 (c)	965	1,035

7.00%, 1/15/2028 (c)	3,489	3,698

5.00%, 1/30/2028 (c)	3,460	3,420

7.25%, 5/30/2029 (c)	1,679	1,808

5.25%, 1/30/2030 (c)	3,476	3,415

Baxter International, Inc. 3.50%, 8/15/2046	1,385	1,536

Berkshire Hathaway Energy Co. 4.25%, 10/15/2050 (c)	1,060	1,306

2.85%, 5/15/2051 (c)	1,575	1,534

Berkshire Hathaway Finance Corp. 4.25%, 1/15/2049	705	892

2.85%, 10/15/2050	850	861

Berry Global, Inc. 5.13%, 7/15/2023 (e)	674	682

4.88%, 7/15/2026 (c)	6,914	7,243

Big River Steel LLC 6.63%, 1/31/2029 (c)	2,088	2,151

Biogen, Inc. 3.63%, 9/15/2022	120	127

3.15%, 5/1/2050	4,930	4,748

Black Knight InfoServ LLC 3.63%, 9/1/2028 (c)	1,892	1,916

Blue Racer Midstream LLC 6.13%, 11/15/2022 (c)	9,145	8,894

6.63%, 7/15/2026 (c)	1,510	1,355

Boise Cascade Co. 4.88%, 7/1/2030 (c)	487	521

Booz Allen Hamilton, Inc. 3.88%, 9/1/2028 (c)	1,882	1,910

BorgWarner, Inc. 5.00%, 10/1/2025 (c) (e)	6,660	7,734

Boston Scientific Corp. 4.55%, 3/1/2039	1,160	1,434

Boyd Gaming Corp. 6.38%, 4/1/2026	1,760	1,826

6.00%, 8/15/2026	3,419	3,504

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Boyne USA, Inc. 7.25%, 5/1/2025 (c)	5,157	5,389

BP Capital Markets America, Inc. 3.00%, 2/24/2050	2,355	2,211

2.77%, 11/10/2050	2,445	2,192

Brink’s Co. (The) 5.50%, 7/15/2025 (c)	1,890	1,966

4.63%, 10/15/2027 (c) (e)	5,525	5,637

Bristol-Myers Squibb Co. 4.13%, 6/15/2039	2,210	2,726

4.25%, 10/26/2049	1,695	2,154

Broadcom, Inc. 4.15%, 11/15/2030	1,670	1,870

4.30%, 11/15/2032	1,390	1,588

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (c)	4,531	3,761

Buckeye Partners LP 4.13%, 3/1/2025 (c)	3,620	3,430

3.95%, 12/1/2026	200	186

4.13%, 12/1/2027	2,947	2,770

4.50%, 3/1/2028 (c)	3,620	3,439

Builders FirstSource, Inc. 5.00%, 3/1/2030 (c)	1,720	1,815

Burlington Northern Santa Fe LLC 5.15%, 9/1/2043	790	1,071

3.05%, 2/15/2051	4,490	4,801

BWX Technologies, Inc. 5.38%, 7/15/2026 (c)	3,360	3,483

4.13%, 6/30/2028 (c)	1,453	1,468

BY Crown Parent LLC 4.25%, 1/31/2026 (c)	1,406	1,424

Caesars Resort Collection LLC 5.25%, 10/15/2025 (c)	985	937

Callon Petroleum Co. 6.25%, 4/15/2023	2,653	1,035

6.13%, 10/1/2024	568	204

6.38%, 7/1/2026	487	117

Calpine Corp. 5.25%, 6/1/2026 (c)	5,825	5,983

4.63%, 2/1/2029 (c)	1,122	1,133

5.00%, 2/1/2031 (c)	1,402	1,431

Cameron LNG LLC 2.90%, 7/15/2031 (c)	685	741

3.30%, 1/15/2035 (c)	570	633

Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.95%), 1.19%, 3/9/2022 (b)	250	252

Carnival Corp. 11.50%, 4/1/2023 (c)	1,228	1,357

10.50%, 2/1/2026 (c) (e)	742	807

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Carpenter Technology Corp. 6.38%, 7/15/2028	1,466	1,537

Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (c) (e)	2,188	2,232

5.00%, 7/15/2027 (c)	2,038	2,124

CCM Merger, Inc. 6.00%, 3/15/2022 (c) (e)	1,601	1,627

CCO Holdings LLC 5.38%, 5/1/2025 (c)	3,790	3,892

5.75%, 2/15/2026 (c)	20,736	21,496

5.50%, 5/1/2026 (c)	17,215	17,904

5.13%, 5/1/2027 (c)	29,047	30,499

5.00%, 2/1/2028 (c)	3,049	3,211

5.38%, 6/1/2029 (c)	1,758	1,903

4.75%, 3/1/2030 (c)	11,296	11,882

4.25%, 2/1/2031 (c)	10,261	10,492

CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (c)	503	531

CDK Global, Inc. 5.88%, 6/15/2026	1,115	1,161

5.25%, 5/15/2029 (c)	7,151	7,671

CDW LLC 5.50%, 12/1/2024	635	702

4.25%, 4/1/2028	7,526	7,784

3.25%, 2/15/2029	1,372	1,370

Cedar Fair LP 5.50%, 5/1/2025 (c)	1,455	1,473

5.38%, 4/15/2027	160	148

5.25%, 7/15/2029	1,395	1,266

Centene Corp. 4.75%, 1/15/2025	1,626	1,671

5.38%, 6/1/2026 (c)	2,389	2,514

4.25%, 12/15/2027	10,622	11,179

4.63%, 12/15/2029	12,950	14,099

3.38%, 2/15/2030	5,040	5,235

CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	975	1,187

CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (a) (b) (d)	5,558	5,623

Central Garden & Pet Co. 6.13%, 11/15/2023	4,700	4,778

5.13%, 2/1/2028	4,900	5,182

4.13%, 10/15/2030	1,594	1,612

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	3,290	3,422

Series Y, 7.50%, 4/1/2024 (e)	12,456	13,745

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

5.63%, 4/1/2025	6,409	6,729

5.13%, 12/15/2026 (c)	6,775	6,927

4.00%, 2/15/2027 (c) (e)	1,295	1,324

Series G, 6.88%, 1/15/2028 (e)	799	887

Charles Schwab Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.32%), 4.62%, 3/1/2022 (a) (b) (d)	1,433	1,437

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (a) (b) (d)	5,370	5,880

Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (a) (b) (d)	13,993	14,558

Chemours Co. (The) 6.63%, 5/15/2023 (e)	5,095	5,082

7.00%, 5/15/2025 (e)	7,650	7,708

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	2,960	3,350

5.13%, 6/30/2027	895	1,002

Cheniere Energy Partners LP 5.25%, 10/1/2025	1,258	1,281

5.63%, 10/1/2026	1,278	1,310

4.50%, 10/1/2029	4,325	4,409

Cheniere Energy, Inc. 4.63%, 10/15/2028 (c)	7,790	8,043

Chesapeake Energy Corp. 11.50%, 1/1/2025 (c) (j)	3,508	517

Chevron Corp. 2.98%, 5/11/2040 (e)	480	507

Chevron USA, Inc. 2.34%, 8/12/2050	825	745

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (c)	5,606	5,795

8.00%, 10/15/2025 (c)	2,388	2,531

Cinemark USA, Inc. 4.88%, 6/1/2023	5,466	4,583

8.75%, 5/1/2025 (c)	1,000	1,032

CIT Group, Inc. 4.75%, 2/16/2024	1,001	1,076

5.25%, 3/7/2025	4,078	4,547

6.13%, 3/9/2028	1,838	2,233

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 2/15/2021 (a) (b) (d)	1,670	1,650

2.75%, 4/25/2022	171	176

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (a) (b) (d)	15,818	16,353

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (a) (b) (d)	4,043	4,189

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (a) (b) (d)	1,410	1,441

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (a) (b) (d)	15,657	16,253

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (a) (b) (d)	18,810	18,891

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (a) (b) (d)	17,009	16,665

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (a) (b) (d)	11,822	12,389

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (a) (b) (d) (e)	9,594	10,717

(SOFR + 2.11%), 2.57%, 6/3/2031 (b)	3,000	3,122

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (b)	715	820

(SOFR + 4.55%), 5.32%, 3/26/2041 (b)	3,175	4,292

(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048 (b) (e)	442	546

Citizens Financial Group, Inc.

Series B, (ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/6/2023 (a) (b) (d)	2,549	2,457

Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (a) (b) (d)	4,158	4,163

Clarios Global LP 6.75%, 5/15/2025 (c)	1,323	1,399

6.25%, 5/15/2026 (c)	4,076	4,260

Clean Harbors, Inc. 4.88%, 7/15/2027 (c)	785	820

Clear Channel Worldwide Holdings, Inc. 9.25%, 2/15/2024	20,436	17,685

5.13%, 8/15/2027 (c) (e)	7,188	6,972

Clearway Energy Operating LLC 5.75%, 10/15/2025	20	21

5.00%, 9/15/2026	2,612	2,700

Cleveland Electric Illuminating Co. (The) 4.55%, 11/15/2030 (c)	1,390	1,569

CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (b)	3,130	3,346

Coca-Cola Co. (The) 2.60%, 6/1/2050	5,450	5,448

Cogent Communications Group, Inc. 5.38%, 3/1/2022 (c)	3,480	3,541

Colfax Corp. 6.00%, 2/15/2024 (c)	2,616	2,721

6.38%, 2/15/2026 (c)	483	509

Comcast Corp. 3.20%, 7/15/2036	2,950	3,275

3.75%, 4/1/2040	1,610	1,878

3.45%, 2/1/2050	3,720	4,130

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

4.05%, 11/1/2052	2,735	3,336

2.65%, 8/15/2062 (e)	1,675	1,576

Commercial Metals Co. 4.88%, 5/15/2023	627	654

5.38%, 7/15/2027	1,415	1,475

CommScope Technologies LLC 6.00%, 6/15/2025 (c)	7,185	7,123

5.00%, 3/15/2027 (c)	2,405	2,252

CommScope, Inc. 5.50%, 3/1/2024 (c)	1,923	1,966

6.00%, 3/1/2026 (c)	9,090	9,430

8.25%, 3/1/2027 (c) (e)	10,160	10,515

Community Health Systems, Inc. 6.25%, 3/31/2023	3,798	3,765

8.63%, 1/15/2024 (c)	7,722	7,838

8.00%, 3/15/2026 (c)	848	851

Comstock Resources, Inc. 7.50%, 5/15/2025 (c)	3,730	3,703

9.75%, 8/15/2026	666	702

Constellation Brands, Inc. 4.50%, 5/9/2047	1,125	1,369

5.25%, 11/15/2048	1,610	2,151

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c) (e)	2,652	2,188

Constellium SE 5.75%, 5/15/2024 (c)	466	472

6.63%, 3/1/2025 (c)	1,650	1,675

Cooper-Standard Automotive, Inc. 13.00%, 6/1/2024 (c)	2,655	2,887

5.63%, 11/15/2026 (c)	6,858	4,595

CoreCivic, Inc.

REIT, 5.00%, 10/15/2022	430	412

REIT, 4.63%, 5/1/2023 (e)	4,230	3,870

Corning, Inc. 5.35%, 11/15/2048	260	349

Coty, Inc. 6.50%, 4/15/2026 (c)	2,005	1,569

Covanta Holding Corp. 5.88%, 7/1/2025	379	392

Cox Communications, Inc. 4.80%, 2/1/2035 (c)	553	685

2.95%, 10/1/2050 (c)	1,145	1,096

Crestwood Midstream Partners LP 6.25%, 4/1/2023 (i)	3,404	3,300

5.75%, 4/1/2025 (e)	5,719	5,154

5.63%, 5/1/2027 (c) (e)	2,445	2,142

Crown Americas LLC 4.75%, 2/1/2026	681	707

Crown Castle International Corp.

REIT, 4.15%, 7/1/2050	3,125	3,560

REIT, 3.25%, 1/15/2051	810	804

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

CSC Holdings LLC 6.75%, 11/15/2021	2,089	2,183

5.88%, 9/15/2022	1,585	1,672

5.25%, 6/1/2024	1,349	1,440

5.50%, 5/15/2026 (c)	6,208	6,449

5.50%, 4/15/2027 (c)	5,420	5,705

5.38%, 2/1/2028 (c)	2,010	2,136

7.50%, 4/1/2028 (c)	2,260	2,474

6.50%, 2/1/2029 (c)	5,444	6,040

CSX Corp. 4.75%, 11/15/2048	1,678	2,189

3.35%, 9/15/2049	1,300	1,413

Cummins, Inc. 2.60%, 9/1/2050	1,935	1,838

Curo Group Holdings Corp. 8.25%, 9/1/2025 (c)	5,322	4,404

CVR Partners LP 9.25%, 6/15/2023 (c)	13,017	11,943

CVS Health Corp. 4.78%, 3/25/2038	1,225	1,475

4.13%, 4/1/2040	790	894

2.70%, 8/21/2040	1,895	1,809

5.30%, 12/5/2043	2,075	2,641

5.05%, 3/25/2048	1,090	1,377

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (c)	6,145	6,375

Dana, Inc. 5.38%, 11/15/2027	895	924

5.63%, 6/15/2028	604	634

Darling Ingredients, Inc. 5.25%, 4/15/2027 (c)	4,001	4,241

DaVita, Inc. 3.75%, 2/15/2031 (c)	6,066	5,831

DCP Midstream Operating LP 3.88%, 3/15/2023	2,613	2,600

5.38%, 7/15/2025	1,919	2,015

5.63%, 7/15/2027	2,481	2,571

6.75%, 9/15/2037 (c)	1,740	1,653

5.60%, 4/1/2044 (e)	525	458

Deere & Co. 3.75%, 4/15/2050 (e)	2,390	2,946

Delek Logistics Partners LP 6.75%, 5/15/2025	3,673	3,278

Dell International LLC 5.88%, 6/15/2021 (c)	939	941

7.13%, 6/15/2024 (c)	1,465	1,518

5.85%, 7/15/2025 (c)	340	399

6.02%, 6/15/2026 (c)	4,575	5,416

4.90%, 10/1/2026 (c)	625	712

6.10%, 7/15/2027 (c)	680	808

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

6.20%, 7/15/2030 (c)	680	832

Delta Air Lines, Inc.

4.50%, 10/20/2025 (c)	3,465	3,517

4.75%, 10/20/2028 (c)	4,851	4,954

DH Europe Finance II SARL 3.25%, 11/15/2039	1,730	1,918

Diamond Sports Group LLC 5.38%, 8/15/2026 (c)	10,853	6,322

Discovery Communications LLC 5.20%, 9/20/2047	385	457

5.30%, 5/15/2049	1,140	1,365

4.65%, 5/15/2050	1,380	1,552

DISH DBS Corp. 6.75%, 6/1/2021	8,412	8,574

5.88%, 7/15/2022	2,197	2,263

5.00%, 3/15/2023	12,079	12,124

5.88%, 11/15/2024	30,567	30,752

7.75%, 7/1/2026	12,861	13,632

Dole Food Co., Inc. 7.25%, 6/15/2025 (c)	3,818	3,818

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020 (e)	384	384

Dominion Energy, Inc.

Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (a) (b) (d)	3,636	3,721

(ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (b)	2,201	2,374

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)	5,611	5,218

Duke Energy Corp. 3.75%, 9/1/2046	1,370	1,540

3.95%, 8/15/2047	1,360	1,579

Duke Energy Progress LLC

Series A, (ICE LIBOR USD 3 Month + 0.18%), 0.43%, 2/18/2022 (b)	39	39

4.10%, 3/15/2043	895	1,063

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (c)	1,550	1,658

DuPont de Nemours, Inc. (ICE LIBOR USD 3 Month + 0.71%), 0.99%, 11/15/2020 (b) (e)	361	361

Duquesne Light Holdings, Inc. 3.62%, 8/1/2027 (c)	114	123

Ecolab, Inc. 2.13%, 8/15/2050 (e)	1,420	1,272

Edgewell Personal Care Co. 5.50%, 6/1/2028 (c)	1,815	1,908

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Element Solutions, Inc. 3.88%, 9/1/2028 (c)	696	687

Eli Lilly and Co. 2.25%, 5/15/2050	5,468	5,072

Embarq Corp. 8.00%, 6/1/2036	9,098	10,667

EMC Corp. 3.38%, 6/1/2023	2,029	2,069

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (c)	551	554

Encompass Health Corp. 5.75%, 11/1/2024	4,407	4,407

5.75%, 9/15/2025	4,690	4,842

4.50%, 2/1/2028	4,340	4,445

4.63%, 4/1/2031	1,161	1,196

Endeavor Energy Resources LP 6.63%, 7/15/2025 (c)	1,197	1,242

Endo Dac 5.88%, 10/15/2024 (c)	925	925

9.50%, 7/31/2027 (c) (e)	3,857	4,137

6.00%, 6/30/2028 (c)	5,029	3,885

Energizer Holdings, Inc. 7.75%, 1/15/2027 (c)	7,050	7,649

4.75%, 6/15/2028 (c)	2,772	2,853

4.38%, 3/31/2029 (c)	2,516	2,540

Energy Transfer Operating LP

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (a) (b) (d)	8,894	6,315

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (a) (b) (d)	4,455	3,641

EnLink Midstream LLC 5.38%, 6/1/2029	803	687

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (a) (b) (d)	2,797	1,175

4.40%, 4/1/2024	4,495	4,074

4.15%, 6/1/2025	1,600	1,377

4.85%, 7/15/2026	2,940	2,509

5.60%, 4/1/2044	522	322

EnPro Industries, Inc. 5.75%, 10/15/2026	2,337	2,454

Entegris, Inc. 4.63%, 2/10/2026 (c)	7,946	8,165

Entercom Media Corp. 7.25%, 11/1/2024 (c) (e)	4,240	3,519

6.50%, 5/1/2027 (c) (e)	3,564	3,101

Entergy Texas, Inc. 3.55%, 9/30/2049	1,435	1,581

Enterprise Development Authority (The) 12.00%, 7/15/2024 (c)	3,904	4,324

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Enterprise Products Operating LLC 4.80%, 2/1/2049	870	1,005

4.20%, 1/31/2050	1,415	1,511

3.70%, 1/31/2051	565	560

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (b)	4,380	4,133

Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	7,419	3,487

EOG Resources, Inc. 5.10%, 1/15/2036 (e)	865	1,017

EQM Midstream Partners LP 6.00%, 7/1/2025 (c)	1,770	1,814

6.50%, 7/1/2027 (c)	1,170	1,227

EQT Corp. 5.00%, 1/15/2029 (k)	1,550	1,550

8.75%, 2/1/2030 (i)	1,165	1,448

Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (a) (b) (d)	786	810

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (c)	4,424	4,424

REIT, 4.63%, 10/1/2027 (c)	2,343	2,296

Essex Portfolio LP REIT, 2.65%, 9/1/2050	990	899

Evergy, Inc. 2.90%, 9/15/2029	2,660	2,827

Evernorth Health, Inc. (ICE LIBOR USD 3 Month + 0.75%), 1.01%, 11/30/2020 (b)	106	106

Exela Intermediate LLC 10.00%, 7/15/2023 (c)	6,862	2,024

Expedia Group, Inc. 6.25%, 5/1/2025 (c)	1,432	1,574

7.00%, 5/1/2025 (c)	859	920

Exxon Mobil Corp. 4.23%, 3/19/2040	1,060	1,258

4.33%, 3/19/2050	950	1,142

3.45%, 4/15/2051 (e)	3,145	3,320

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (c) (e)	1,289	1,406

Florida Power & Light Co. 4.05%, 6/1/2042	2,140	2,619

Ford Motor Co. 8.50%, 4/21/2023	3,269	3,608

9.00%, 4/22/2025	3,539	4,163

9.63%, 4/22/2030	2,615	3,511

Ford Motor Credit Co. LLC 3.47%, 4/5/2021	1,205	1,204

2.98%, 8/3/2022	1,180	1,172

3.37%, 11/17/2023	4,109	4,073

4.06%, 11/1/2024	6,575	6,593

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

4.69%, 6/9/2025	6,845	7,009

5.13%, 6/16/2025	3,275	3,414

4.13%, 8/4/2025	786	781

4.39%, 1/8/2026	6,665	6,715

4.54%, 8/1/2026	1,725	1,755

4.27%, 1/9/2027	8,696	8,685

4.13%, 8/17/2027	5,190	5,112

Forterra Finance LLC 6.50%, 7/15/2025 (c)	1,465	1,547

Fox Corp. 5.58%, 1/25/2049	500	680

Freeport-McMoRan, Inc. 5.00%, 9/1/2027	1,000	1,044

4.13%, 3/1/2028	5,265	5,374

4.38%, 8/1/2028	3,530	3,684

5.40%, 11/14/2034	375	429

Frontier Communications Corp. 7.63%, 4/15/2024 (j)	882	353

6.88%, 1/15/2025 (j)	9,178	3,573

11.00%, 9/15/2025 (j)	6,729	2,801

8.50%, 4/1/2026 (c) (i) (j)	8,283	8,335

5.88%, 10/15/2027 (c)	3,478	3,543

Gap, Inc. (The) 8.38%, 5/15/2023 (c) (e)	4,990	5,571

8.88%, 5/15/2027 (c)	1,320	1,509

Gartner, Inc. 4.50%, 7/1/2028 (c)	410	428

3.75%, 10/1/2030 (c)	925	946

GCI LLC 4.75%, 10/15/2028 (c)	2,325	2,400

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (c)	6,630	6,796

General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 1/21/2021 (a) (b) (d)	23,330	19,064

General Motors Co. 6.13%, 10/1/2025	1,425	1,670

6.80%, 10/1/2027	1,425	1,748

Genesis Energy LP 6.00%, 5/15/2023	1,359	1,235

6.50%, 10/1/2025	180	149

6.25%, 5/15/2026	1,933	1,547

7.75%, 2/1/2028	3,721	3,089

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (c)	2,182	2,302

GEO Group, Inc. (The)

REIT, 5.88%, 1/15/2022	4,035	3,732

REIT, 5.88%, 10/15/2024 (e)	2,215	1,534

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Gilead Sciences, Inc.

(ICE LIBOR USD 3 Month + 0.15%), 0.37%, 9/17/2021 (b)	46	46

2.60%, 10/1/2040	1,150	1,107

4.15%, 3/1/2047	1,390	1,620

2.80%, 10/1/2050	2,960	2,814

Global Medical Response, Inc. 6.50%, 10/1/2025 (c)	2,285	2,256

Global Partners LP 7.00%, 8/1/2027	1,916	1,972

Global Payments, Inc. 4.15%, 8/15/2049	535	617

GLP Capital LP

REIT, 5.25%, 6/1/2025	2,780	3,037

REIT, 5.75%, 6/1/2028	2,320	2,639

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (c)	1,581	1,656

Goldman Sachs Capital II (ICE LIBOR USD 3 Month + 0.77%), 4.00%, 12/7/2020 (a) (b) (d)	2,351	2,208

Goldman Sachs Group, Inc. (The)

Series M, (ICE LIBOR USD 3 Month + 3.92%), 4.17%, 12/7/2020 (a) (b) (d)	17,101	16,844

5.75%, 1/24/2022	310	330

Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025 (a) (b) (d)	3,453	3,311

Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (a) (b) (d)	2,470	2,530

3.80%, 3/15/2030	1,130	1,302

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)	3,015	3,515

4.80%, 7/8/2044	1,690	2,210

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026 (e)	4,195	4,134

4.88%, 3/15/2027 (e)	532	516

Graham Packaging Co., Inc. 7.13%, 8/15/2028 (c)	676	706

Gray Television, Inc. 5.88%, 7/15/2026 (c)	2,102	2,188

7.00%, 5/15/2027 (c)	6,085	6,564

4.75%, 10/15/2030 (c)	1,945	1,916

Greif, Inc. 6.50%, 3/1/2027 (c)	5,836	6,121

Griffon Corp. 5.75%, 3/1/2028	3,475	3,605

Group 1 Automotive, Inc. 4.00%, 8/15/2028 (c)	226	226

Guardian Life Insurance Co. of America (The) 4.88%, 6/19/2064 (c)	621	800

3.70%, 1/22/2070 (c)	305	315

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Gulfport Energy Corp. 6.63%, 5/1/2023	745	415

6.00%, 10/15/2024	4,620	2,518

6.38%, 5/15/2025	1,458	809

6.38%, 1/15/2026	4,130	2,261

H&E Equipment Services, Inc. 5.63%, 9/1/2025	1,753	1,819

Hanesbrands, Inc. 4.88%, 5/15/2026 (c)	2,359	2,551

Harsco Corp. 5.75%, 7/31/2027 (c)	757	774

HAT Holdings I LLC REIT, 5.25%, 7/15/2024 (c)	973	1,002

HCA, Inc. 5.88%, 5/1/2023	3,940	4,275

5.38%, 2/1/2025	39,539	43,783

5.88%, 2/15/2026	16,880	19,075

5.38%, 9/1/2026	4,251	4,777

5.63%, 9/1/2028	10,285	11,971

3.50%, 9/1/2030	7,926	8,095

Healthpeak Properties, Inc.

REIT, 3.00%, 1/15/2030	685	735

REIT, 2.88%, 1/15/2031	710	744

Herc Holdings, Inc. 5.50%, 7/15/2027 (c)	9,623	9,894

Hertz Corp. (The) 7.63%, 6/1/2022 (c) (j)	1,824	1,632

6.25%, 10/15/2022 (j)	1,106	437

5.50%, 10/15/2024 (c) (j)	11,828	4,702

7.13%, 8/1/2026 (c) (j)	5,505	2,174

6.00%, 1/15/2028 (c) (j)	5,450	2,194

Hess Midstream Operations LP 5.63%, 2/15/2026 (c)	1,315	1,315

Hexion, Inc. 7.88%, 7/15/2027 (c)	2,444	2,536

Hilcorp Energy I LP 5.00%, 12/1/2024 (c)	1,369	1,266

5.75%, 10/1/2025 (c)	320	296

6.25%, 11/1/2028 (c)	2,000	1,832

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (c) (e)	865	854

Hill-Rom Holdings, Inc. 5.00%, 2/15/2025 (c)	3,197	3,273

4.38%, 9/15/2027 (c)	2,722	2,814

Hilton Domestic Operating Co., Inc. 4.25%, 9/1/2024	1,175	1,169

5.38%, 5/1/2025 (c)	584	603

5.13%, 5/1/2026	9,419	9,537

5.75%, 5/1/2028 (c)	876	918

4.88%, 1/15/2030	1,473	1,515

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	2,845	2,930

Hilton Worldwide Finance LLC 4.63%, 4/1/2025 (e)	1,665	1,681

4.88%, 4/1/2027	3,279	3,317

Holly Energy Partners LP 5.00%, 2/1/2028 (c)	1,435	1,342

Hologic, Inc. 3.25%, 2/15/2029 (c)	2,046	2,056

Home Depot, Inc. (The) 3.30%, 4/15/2040	170	192

4.25%, 4/1/2046 (e)	1,300	1,651

3.35%, 4/15/2050	1,560	1,762

Honeywell International, Inc. 0.48%, 8/19/2022	264	264

2.80%, 6/1/2050	580	618

Howmet Aerospace, Inc. 5.13%, 10/1/2024 (e)	5,601	5,884

6.88%, 5/1/2025	1,615	1,797

5.90%, 2/1/2027	4,185	4,593

6.75%, 1/15/2028	145	165

Hughes Satellite Systems Corp. 5.25%, 8/1/2026	4,580	4,909

6.63%, 8/1/2026 (e)	2,485	2,691

Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (a) (b) (d)	1,920	1,842

Hyatt Hotels Corp. 5.38%, 4/23/2025	685	743

5.75%, 4/23/2030	685	773

Icahn Enterprises LP 6.75%, 2/1/2024	800	816

4.75%, 9/15/2024	2,865	2,914

6.25%, 5/15/2026	3,065	3,180

iHeartCommunications, Inc. 6.38%, 5/1/2026	2,920	3,041

8.38%, 5/1/2027	6,548	6,386

5.25%, 8/15/2027 (c)	3,190	3,149

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 2.98%, 12/21/2065 (b) (c)	7,148	3,752

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 3.23%, 12/21/2065 (b) (c)	2,205	1,224

Intel Corp. 4.10%, 5/19/2046 (e)	1,300	1,613

3.10%, 2/15/2060	455	481

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

International Business Machines Corp. 4.15%, 5/15/2039	1,475	1,793

2.85%, 5/15/2040	470	484

4.25%, 5/15/2049	1,985	2,440

2.95%, 5/15/2050	850	849

International Game Technology plc 6.50%, 2/15/2025 (c)	9,488	10,152

6.25%, 1/15/2027 (c)	4,429	4,706

5.25%, 1/15/2029 (c)	936	927

IQVIA, Inc. 5.00%, 10/15/2026 (c)	7,463	7,735

5.00%, 5/15/2027 (c)	2,790	2,922

IRB Holding Corp. 7.00%, 6/15/2025 (c)	1,040	1,108

6.75%, 2/15/2026 (c)	4,363	4,374

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (c)	4,756	4,839

REIT, 5.25%, 3/15/2028 (c)	2,013	2,063

REIT, 4.50%, 2/15/2031 (c)	2,140	2,131

ITC Holdings Corp. 2.95%, 5/14/2030 (c)	650	695

Jackson National Life Global Funding (ICE LIBOR USD 3 Month + 0.31%), 0.55%, 3/16/2021 (b) (c)	530	530

Jagged Peak Energy LLC 5.88%, 5/1/2026	1,315	1,354

Jaguar Holding Co. II 4.63%, 6/15/2025 (c)	774	799

5.00%, 6/15/2028 (c)	775	808

James Hardie International Finance DAC 4.75%, 1/15/2025 (c)	1,080	1,107

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	1,631	1,733

JBS USA LUX SA 5.75%, 6/15/2025 (c)	4,557	4,671

6.75%, 2/15/2028 (c)	1,722	1,887

6.50%, 4/15/2029 (c)	3,938	4,426

JELD-WEN, Inc. 6.25%, 5/15/2025 (c)	1,197	1,278

4.63%, 12/15/2025 (c)	2,505	2,536

4.88%, 12/15/2027 (c)	1,375	1,420

John Deere Capital Corp. 0.55%, 7/5/2022	41	41

Johnson & Johnson 2.25%, 9/1/2050	1,320	1,283

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (c)	1,500	1,477

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	596	575

Keurig Dr Pepper, Inc. 4.42%, 12/15/2046	2,405	2,941

3.80%, 5/1/2050 (e)	2,235	2,535

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Kinder Morgan Energy Partners LP 4.70%, 11/1/2042	710	747

Kinder Morgan, Inc. 3.25%, 8/1/2050	1,590	1,427

Kraft Heinz Foods Co. 4.63%, 1/30/2029	1,350	1,504

4.63%, 10/1/2039 (c)	1,115	1,192

5.00%, 6/4/2042	2,891	3,167

Kroger Co. (The) 3.88%, 10/15/2046	1,432	1,607

L Brands, Inc. 6.88%, 7/1/2025 (c)	352	377

9.38%, 7/1/2025 (c) (e)	256	297

6.88%, 11/1/2035	32	33

6.75%, 7/1/2036	2,070	2,091

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (c)	9,270	9,718

10.50%, 7/15/2027 (c)	2,020	2,171

Ladder Capital Finance Holdings LLLP

REIT, 5.25%, 3/15/2022 (c)	1,514	1,469

REIT, 5.25%, 10/1/2025 (c)	1,937	1,770

Lamar Media Corp. 3.75%, 2/15/2028	895	889

4.00%, 2/15/2030	630	635

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (c) (e)	4,360	4,528

4.88%, 5/15/2028 (c)	1,115	1,208

Leidos, Inc. 4.38%, 5/15/2030 (c)	920	1,071

Lennar Corp. 8.38%, 1/15/2021 (e)	295	299

5.38%, 10/1/2022	600	639

4.50%, 4/30/2024 (e)	1,455	1,568

5.88%, 11/15/2024	2,770	3,109

5.25%, 6/1/2026	1,630	1,850

5.00%, 6/15/2027	535	610

Level 3 Financing, Inc. 5.38%, 1/15/2024	4,086	4,116

5.38%, 5/1/2025	10,443	10,741

5.25%, 3/15/2026	2,170	2,240

3.63%, 1/15/2029 (c)	1,404	1,358

Liberty Interactive LLC 8.25%, 2/1/2030	2,370	2,566

Lithia Motors, Inc. 4.38%, 1/15/2031 (c)	1,668	1,722

Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (c)	2,560	2,465

5.63%, 3/15/2026 (c)	4,047	3,865

6.50%, 5/15/2027 (c)	3,001	3,211

4.75%, 10/15/2027 (c)	1,340	1,233

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Lockheed Martin Corp. 2.80%, 6/15/2050	3,150	3,258

Lowe’s Cos., Inc. 3.70%, 4/15/2046	585	663

LPL Holdings, Inc. 5.75%, 9/15/2025 (c)	3,564	3,680

4.63%, 11/15/2027 (c)	1,400	1,435

Macy’s, Inc. 8.38%, 6/15/2025 (c)	4,208	4,394

Mallinckrodt International Finance SA 5.63%, 10/15/2023 (c) (j)	2,615	837

5.50%, 4/15/2025 (c) (j)	5,555	1,861

Manufacturers & Traders Trust Co. 2.50%, 5/18/2022 (e)	405	418

Marriott International, Inc.

Series EE, 5.75%, 5/1/2025	895	997

4.63%, 6/15/2030	1,034	1,103

Marriott Ownership Resorts, Inc. 6.13%, 9/15/2025 (c)	1,949	2,032

6.50%, 9/15/2026	8,393	8,644

4.75%, 1/15/2028	108	103

Masonite International Corp. 5.75%, 9/15/2026 (c)	2,988	3,122

5.38%, 2/1/2028 (c)	1,582	1,677

MasTec, Inc. 4.50%, 8/15/2028 (c)	2,861	2,940

Mastercard, Inc. 3.85%, 3/26/2050	1,155	1,431

Matador Resources Co. 5.88%, 9/15/2026	1,977	1,591

Mattel, Inc. 3.15%, 3/15/2023 (e)	1,000	995

6.75%, 12/31/2025 (c)	23,164	24,363

5.88%, 12/15/2027 (c)	1,034	1,122

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (c)	7,122	7,125

7.25%, 4/15/2025 (c) (e)	3,000	2,894

McDonald’s Corp. 3.70%, 2/15/2042	670	754

3.63%, 9/1/2049	1,190	1,319

Mellon Capital IV Series 1, (ICE LIBOR USD 3 Month + 0.57%), 4.00%, 12/7/2020 (a) (b) (d)	887	876

Merck & Co., Inc. 2.35%, 6/24/2040 (e)	580	587

4.00%, 3/7/2049	1,695	2,127

Meredith Corp. 6.88%, 2/1/2026	7,260	6,017

MetLife, Inc.

Series C, (ICE LIBOR USD 3 Month + 3.58%), 3.83%, 12/7/2020 (a) (b) (d)	2,615	2,589

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025 (a) (b) (d)	10,292	10,322

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (a) (b) (d)	8,635	9,572

6.40%, 12/15/2036	14,937	18,450

Metropolitan Life Global Funding I 2.40%, 6/17/2022 (c) (e)	322	332

3.00%, 1/10/2023 (c)	125	132

MGM Growth Properties Operating Partnership LP

REIT, 5.63%, 5/1/2024	1,490	1,569

REIT, 4.63%, 6/15/2025 (c)	2,116	2,155

REIT, 4.50%, 9/1/2026	995	1,020

REIT, 5.75%, 2/1/2027	4,882	5,268

REIT, 4.50%, 1/15/2028	555	563

MGM Resorts International 6.00%, 3/15/2023	11,330	11,755

5.75%, 6/15/2025	8,437	8,764

4.63%, 9/1/2026 (e)	2,640	2,595

5.50%, 4/15/2027	1,468	1,482

Microchip Technology, Inc. 4.25%, 9/1/2025 (c)	1,091	1,130

Microsoft Corp. 3.45%, 8/8/2036	4,860	5,831

4.10%, 2/6/2037	2,019	2,573

2.53%, 6/1/2050	1,196	1,212

MidAmerican Energy Co. 4.25%, 5/1/2046	1,945	2,419

Midcontinent Communications 5.38%, 8/15/2027 (c)	2,488	2,590

Mileage Plus Holdings LLC 6.50%, 6/20/2027 (c)	4,455	4,639

Mississippi Power Co. Series 12-A, 4.25%, 3/15/2042	1,485	1,753

Mondelez International, Inc. 0.63%, 7/1/2022	55	55

Moody’s Corp. 2.55%, 8/18/2060	965	858

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 3.85%, 1/15/2021 (a) (b) (d)	23,204	22,333

Series J, (ICE LIBOR USD 3 Month + 3.81%), 4.05%, 1/15/2021 (a) (b) (d)	24,710	24,122

2.75%, 5/19/2022	242	251

Series M, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (a) (b) (d)	1,997	2,199

Motors Liquidation Co. 6.75%, 5/1/2028 ‡ (j) (l)	10	—

8.38%, 7/15/2033 ‡ (j)	115	—

7.75%, 3/15/2036 ‡ (j)	11	—

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

MPLX LP 2.65%, 8/15/2030	1,550	1,491

4.50%, 4/15/2038	680	688

MSCI, Inc. 5.38%, 5/15/2027 (c)	4,395	4,692

MTS Systems Corp. 5.75%, 8/15/2027 (c)	2,772	2,793

Mueller Water Products, Inc. 5.50%, 6/15/2026 (c)	1,425	1,478

MYT Holding LLC 7.50% (cash 7.50% or PIK 7.50%), 9/25/2025 (c) (h)	3,002	2,964

Nabors Industries Ltd. 7.25%, 1/15/2026 (c)	2,395	934

Nabors Industries, Inc. 5.75%, 2/1/2025	3,930	1,041

National CineMedia LLC 5.88%, 4/15/2028 (c)	1,130	785

National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (b)	3,053	3,325

National Securities Clearing Corp. 1.20%, 4/23/2023 (c)	250	255

Nationstar Mortgage Holdings, Inc. 9.13%, 7/15/2026 (c)	2,360	2,524

6.00%, 1/15/2027 (c)	450	450

5.50%, 8/15/2028 (c)	1,633	1,629

Navient Corp. 6.50%, 6/15/2022	2,140	2,183

5.00%, 3/15/2027	1,330	1,242

NCR Corp. 8.13%, 4/15/2025 (c)	1,030	1,133

5.75%, 9/1/2027 (c)	6,319	6,513

5.00%, 10/1/2028 (c)	2,390	2,366

6.13%, 9/1/2029 (c)	5,370	5,625

Netflix, Inc. 4.88%, 4/15/2028	6,870	7,727

5.88%, 11/15/2028	7,453	8,905

5.38%, 11/15/2029 (c)	2,603	3,049

4.88%, 6/15/2030 (c)	5,731	6,540

New Albertsons LP 7.75%, 6/15/2026	1,535	1,696

6.63%, 6/1/2028	613	662

7.45%, 8/1/2029	392	443

8.00%, 5/1/2031	3,108	3,575

New York Life Global Funding (ICE LIBOR USD 3 Month + 0.28%), 0.49%, 1/21/2022 (b) (c)	460	461

New York Life Insurance Co. 3.75%, 5/15/2050 (c)	530	589

4.45%, 5/15/2069 (c)	205	251

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Newell Brands, Inc. 4.88%, 6/1/2025	365	395

4.70%, 4/1/2026 (i)	8,195	8,728

5.87%, 4/1/2036 (i)	4,455	5,212

Newfield Exploration Co.

5.63%, 7/1/2024	2,010	1,944

5.38%, 1/1/2026 (e)	1,515	1,424

Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (c)	10,142	10,573

4.75%, 11/1/2028 (c)	4,292	4,324

NextEra Energy Capital Holdings, Inc.

(ICE LIBOR USD 3 Month + 0.48%), 0.73%, 5/4/2021 (b)	345	345

(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (b)	4,282	4,821

NextEra Energy Operating Partners LP 4.25%, 7/15/2024 (c)	1,811	1,893

4.25%, 9/15/2024 (c)	637	667

4.50%, 9/15/2027 (c) (e)	986	1,077

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c) (e)	914	939

Nielsen Finance LLC 5.00%, 4/15/2022 (c)	4,908	4,910

NIKE, Inc. 3.88%, 11/1/2045	1,295	1,588

3.38%, 3/27/2050	205	234

NiSource, Inc.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (a) (b) (d)	4,485	4,485

4.80%, 2/15/2044	474	587

NMG 12.00%, 9/18/2025‡	4,180	4,180

Nordstrom, Inc. 8.75%, 5/15/2025 (c)	4,050	4,436

Norfolk Southern Corp. 3.40%, 11/1/2049	2,000	2,189

3.05%, 5/15/2050	2,925	3,010

Northern States Power Co. 3.40%, 8/15/2042	2,355	2,645

Northrop Grumman Corp. 5.15%, 5/1/2040	1,565	2,091

3.85%, 4/15/2045 (e)	4,608	5,302

Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047 (c)	320	362

Novelis Corp. 5.88%, 9/30/2026 (c)	3,615	3,730

4.75%, 1/30/2030 (c)	4,705	4,772

NRG Energy, Inc. 7.25%, 5/15/2026	2,340	2,473

6.63%, 1/15/2027	7,206	7,584

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

5.75%, 1/15/2028	704	757

5.25%, 6/15/2029 (c)	1,892	2,051

Nuance Communications, Inc. 5.63%, 12/15/2026	3,789	3,978

NuStar Logistics LP 5.75%, 10/1/2025	2,025	2,039

6.00%, 6/1/2026	992	979

5.63%, 4/28/2027	2,195	2,151

6.38%, 10/1/2030	2,025	2,038

Oasis Petroleum, Inc. 6.88%, 3/15/2022	5,782	1,139

6.88%, 1/15/2023	1,505	327

6.25%, 5/1/2026 (c)	4,347	946

Occidental Petroleum Corp. 2.70%, 8/15/2022	467	432

2.90%, 8/15/2024	475	395

3.50%, 6/15/2025 (e)	2,410	1,936

8.00%, 7/15/2025 (e)	5,030	4,904

5.88%, 9/1/2025	2,940	2,587

3.40%, 4/15/2026	2,835	2,218

8.50%, 7/15/2027	6,264	5,982

6.38%, 9/1/2028	2,425	2,122

8.88%, 7/15/2030	6,661	6,520

6.63%, 9/1/2030	2,425	2,125

Oceaneering International, Inc. 6.00%, 2/1/2028	1,175	869

ON Semiconductor Corp. 3.88%, 9/1/2028 (c)	3,376	3,435

Oncor Electric Delivery Co. LLC 4.10%, 11/15/2048	1,610	2,005

OneMain Finance Corp. 7.75%, 10/1/2021	854	895

6.13%, 5/15/2022	1,830	1,906

5.63%, 3/15/2023	3,088	3,215

6.13%, 3/15/2024	1,060	1,114

6.88%, 3/15/2025	2,110	2,321

7.13%, 3/15/2026	794	880

6.63%, 1/15/2028	4,188	4,580

5.38%, 11/15/2029	1,405	1,444

ONEOK, Inc. 3.40%, 9/1/2029	685	665

Oracle Corp. 2.50%, 5/15/2022	324	333

3.90%, 5/15/2035	3,390	4,052

3.85%, 7/15/2036	610	710

3.60%, 4/1/2040	4,360	4,842

3.60%, 4/1/2050	2,440	2,682

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Otis Worldwide Corp. 3.36%, 2/15/2050 (e)	765	826

Outfront Media Capital LLC 5.63%, 2/15/2024	1,650	1,662

5.00%, 8/15/2027 (c)	2,982	2,826

Owens-Brockway Glass Container, Inc. 6.38%, 8/15/2025 (c)	1,084	1,190

6.63%, 5/13/2027 (c)	2,358	2,529

Pacific Gas and Electric Co. 4.00%, 12/1/2046 (e)	2,190	2,072

PacifiCorp 4.10%, 2/1/2042	1,580	1,884

3.30%, 3/15/2051	1,732	1,883

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)	6,648	7,047

Parsley Energy LLC 5.38%, 1/15/2025 (c)	2,925	2,991

5.25%, 8/15/2025 (c)	4,950	5,098

5.63%, 10/15/2027 (c)	904	962

4.13%, 2/15/2028 (c)	3,565	3,710

PBF Holding Co. LLC 9.25%, 5/15/2025 (c)	1,743	1,547

6.00%, 2/15/2028 (c)	3,215	1,242

PBF Logistics LP 6.88%, 5/15/2023	1,254	984

PECO Energy Co. 2.80%, 6/15/2050	267	273

Penske Automotive Group, Inc. 5.50%, 5/15/2026	5,777	5,961

Performance Food Group, Inc. 6.88%, 5/1/2025 (c)	400	423

5.50%, 10/15/2027 (c)	4,211	4,316

PetSmart, Inc. 7.13%, 3/15/2023 (c)	12,385	12,230

5.88%, 6/1/2025 (c)	10,344	10,499

8.88%, 6/1/2025 (c)	2,365	2,377

Pfizer, Inc. 2.55%, 5/28/2040 (e)	1,330	1,364

2.70%, 5/28/2050	4,960	5,045

PG&E Corp. 5.00%, 7/1/2028	5,914	5,929

5.25%, 7/1/2030	503	503

PGT Innovations, Inc. 6.75%, 8/1/2026 (c)	2,080	2,200

Philip Morris International, Inc. 4.38%, 11/15/2041 (e)	1,195	1,435

4.13%, 3/4/2043	480	560

4.25%, 11/10/2044	2,570	3,064

Phillips 66 4.88%, 11/15/2044	1,215	1,337

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (c)	10,815	10,058

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Piedmont Natural Gas Co., Inc. 3.35%, 6/1/2050	1,175	1,251

Pike Corp. 5.50%, 9/1/2028 (c)	1,568	1,604

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (c)	5,329	5,456

5.88%, 9/30/2027 (c)	2,116	2,235

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (a) (b) (d)	825	509

Plantronics, Inc. 5.50%, 5/31/2023 (c)	6,369	6,130

PM General Purchaser LLC 9.50%, 10/1/2028 (c)	1,853	1,936

PNC Bank NA 2.63%, 2/17/2022	251	258

PNC Financial Services Group, Inc. (The)

Series O, (ICE LIBOR USD 3 Month + 3.68%), 6.75%, 8/1/2021 (a) (b) (d)	10,102	10,314

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (a) (b) (d)	8,712	8,777

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (a) (b) (d)	4,756	5,085

Post Holdings, Inc. 5.00%, 8/15/2026 (c)	2,728	2,829

5.75%, 3/1/2027 (c)	5,130	5,375

5.63%, 1/15/2028 (c)	1,900	2,004

5.50%, 12/15/2029 (c)	2,860	3,085

4.63%, 4/15/2030 (c)	2,427	2,491

PPL Electric Utilities Corp. (ICE LIBOR USD 3 Month + 0.25%), 0.47%, 9/28/2023 (b)	229	229

Presidio Holdings, Inc. 4.88%, 2/1/2027 (c) (e)	1,785	1,832

Prestige Brands, Inc. 6.38%, 3/1/2024 (c)	3,220	3,292

5.13%, 1/15/2028 (c)	900	935

Pricoa Global Funding I 2.20%, 6/3/2021 (c)	176	178

Prime Security Services Borrower LLC 5.25%, 4/15/2024 (c)	2,327	2,434

5.75%, 4/15/2026 (c)	8,426	8,974

3.38%, 8/31/2027 (c)	1,842	1,777

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (a) (b) (d)	10,800	10,800

Prologis LP REIT, 2.13%, 10/15/2050	3,070	2,739

Protective Life Global Funding 0.63%, 10/13/2023 (c)	150	150

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042 (b)	4,231	4,476

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (b)	19,489	20,778

4.35%, 2/25/2050	750	896

PTC, Inc. 3.63%, 2/15/2025 (c)	940	957

4.00%, 2/15/2028 (c)	820	848

Public Service Co. of Colorado

Series 36, 2.70%, 1/15/2051 (e)	405	407

Public Service Electric and Gas Co. 2.70%, 5/1/2050	785	788

QEP Resources, Inc. 5.38%, 10/1/2022	1,144	1,007

5.25%, 5/1/2023	1,072	852

5.63%, 3/1/2026	1,350	857

QUALCOMM, Inc. 3.25%, 5/20/2050	4,255	4,672

Quicken Loans LLC 5.25%, 1/15/2028 (c)	5,290	5,529

3.63%, 3/1/2029 (c)	1,356	1,336

3.88%, 3/1/2031 (c)	1,356	1,334

Qwest Corp. 7.25%, 9/15/2025	325	374

Radian Group, Inc. 4.50%, 10/1/2024	2,265	2,299

4.88%, 3/15/2027	1,859	1,901

Rain CII Carbon LLC 7.25%, 4/1/2025 (c)	4,225	4,167

Range Resources Corp. 4.88%, 5/15/2025 (e)	3,485	3,241

Raytheon Technologies Corp. 4.15%, 5/15/2045	4,355	5,176

3.13%, 7/1/2050	3,730	3,917

RBS Global, Inc. 4.88%, 12/15/2025 (c)	1,560	1,587

Refinitiv US Holdings, Inc. 6.25%, 5/15/2026 (c)	2,627	2,806

8.25%, 11/15/2026 (c)	3,869	4,217

Regeneron Pharmaceuticals, Inc. 2.80%, 9/15/2050	1,010	944

Reliance Standard Life Global Funding II 2.15%, 1/21/2023 (c)	295	302

Revlon Consumer Products Corp. 6.25%, 8/1/2024	1,359	131

Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (c)	2,056	2,087

RHP Hotel Properties LP

REIT, 5.00%, 4/15/2023	5,658	5,488

REIT, 4.75%, 10/15/2027	5,817	5,376

Rite Aid Corp. 7.50%, 7/1/2025 (c)	2,722	2,722

8.00%, 11/15/2026 (c)	3,886	3,896

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Royal Caribbean Cruises Ltd. 10.88%, 6/1/2023 (c)	2,590	2,824

9.13%, 6/15/2023 (c)	447	466

11.50%, 6/1/2025 (c)	7,504	8,583

S&P Global, Inc. 2.30%, 8/15/2060	3,140	2,804

Sabre GLBL, Inc. 5.25%, 11/15/2023 (c)	2,152	2,109

9.25%, 4/15/2025 (c) (e)	1,432	1,579

7.38%, 9/1/2025 (c)	2,875	2,932

SBA Communications Corp.

REIT, 4.00%, 10/1/2022	314	317

REIT, 4.88%, 9/1/2024	3,980	4,067

Science Applications International Corp. 4.88%, 4/1/2028 (c)	710	744

Scientific Games International, Inc. 5.00%, 10/15/2025 (c)	4,097	4,112

Scotts Miracle-Gro Co. (The) 5.25%, 12/15/2026	2,180	2,316

4.50%, 10/15/2029	640	680

Scripps Escrow, Inc. 5.88%, 7/15/2027 (c)	880	856

Sealed Air Corp. 5.25%, 4/1/2023 (c)	633	669

5.13%, 12/1/2024 (c)	355	387

Sempra Energy (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (a) (b) (d)	9,265	9,636

Sensata Technologies BV 4.88%, 10/15/2023 (c)	4,531	4,797

5.63%, 11/1/2024 (c)	1,825	2,003

5.00%, 10/1/2025 (c)	895	977

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (c)	12,061	12,483

Sensata Technologies, Inc. 3.75%, 2/15/2031 (c)	878	869

Service Corp. International 8.00%, 11/15/2021	1,240	1,314

7.50%, 4/1/2027	2,735	3,309

4.63%, 12/15/2027	825	873

5.13%, 6/1/2029	3,005	3,284

3.38%, 8/15/2030	1,412	1,432

Sherwin-Williams Co. (The) 4.55%, 8/1/2045	500	610

Simon Property Group LP REIT, 3.80%, 7/15/2050	1,555	1,525

Sinclair Television Group, Inc. 5.63%, 8/1/2024 (c)	3,933	3,925

5.88%, 3/15/2026 (c)	205	202

5.13%, 2/15/2027 (c)	2,890	2,718

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Sirius XM Radio, Inc. 4.63%, 7/15/2024 (c)	3,675	3,790

5.38%, 7/15/2026 (c)	7,266	7,567

5.00%, 8/1/2027 (c)	7,829	8,201

5.50%, 7/1/2029 (c)	1,642	1,787

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (c)	8,491	7,890

5.50%, 4/15/2027 (c) (e)	874	813

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (c)	1,390	1,472

SM Energy Co. 5.63%, 6/1/2025	3,980	1,563

6.75%, 9/15/2026	968	373

6.63%, 1/15/2027 (e)	3,281	1,230

Southern California Edison Co.

Series E, (ICE LIBOR USD 3 Month + 4.20%), 6.25%, 2/1/2022 (a) (b) (d)	2,040	2,003

3.65%, 2/1/2050	1,945	2,021

Southwestern Energy Co. 6.45%, 1/23/2025 (e) (i)	3,097	3,103

7.50%, 4/1/2026	477	485

7.75%, 10/1/2027 (e)	1,165	1,203

Southwestern Public Service Co. 3.40%, 8/15/2046	650	700

Spectrum Brands, Inc. 6.13%, 12/15/2024	3,812	3,898

5.75%, 7/15/2025	7,488	7,703

5.00%, 10/1/2029 (c)	2,486	2,635

5.50%, 7/15/2030 (c)	2,135	2,285

Spirit AeroSystems, Inc. 5.50%, 1/15/2025 (c)	1,147	1,167

7.50%, 4/15/2025 (c)	4,150	4,186

Spirit Loyalty Cayman Ltd. 8.00%, 9/20/2025 (c)	934	990

Sprint Capital Corp. 6.88%, 11/15/2028	140	177

8.75%, 3/15/2032	18,554	27,765

Sprint Communications, Inc. 11.50%, 11/15/2021	305	333

Sprint Corp.

7.25%, 9/15/2021	1,006	1,048

7.88%, 9/15/2023	18,616	21,246

7.13%, 6/15/2024	6,327	7,277

7.63%, 2/15/2025	33,116	39,077

7.63%, 3/1/2026	29,453	35,843

SPX FLOW, Inc. 5.88%, 8/15/2026 (c)	2,175	2,267

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	8,338	8,862

Standard Industries, Inc. 5.00%, 2/15/2027 (c)	1,647	1,698

4.75%, 1/15/2028 (c)	8,598	8,985

3.38%, 1/15/2031 (c) (e)	2,105	2,049

Stanley Black & Decker, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (b)	670	699

Staples, Inc. 7.50%, 4/15/2026 (c)	15,693	14,673

10.75%, 4/15/2027 (c) (e)	7,739	6,152

Starbucks Corp. 3.75%, 12/1/2047	955	1,048

4.45%, 8/15/2049	775	939

3.35%, 3/12/2050	830	860

State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 3.85%, 12/15/2020 (a) (b) (d)	5,881	5,859

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (a) (b) (d)	9,420	9,637

Station Casinos LLC 5.00%, 10/1/2025 (c)	2,945	2,930

4.50%, 2/15/2028 (c)	5,250	4,975

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (c)	1,940	2,073

Stryker Corp. 2.90%, 6/15/2050	1,180	1,182

Summit Materials LLC 5.13%, 6/1/2025 (c)	1,270	1,286

5.25%, 1/15/2029 (c)	952	980

Summit Midstream Holdings LLC 5.50%, 8/15/2022	799	643

5.75%, 4/15/2025	3,155	2,043

Sunoco Logistics Partners Operations LP 4.00%, 10/1/2027	1,315	1,344

Sunoco LP 4.88%, 1/15/2023	1,540	1,551

6.00%, 4/15/2027	2,015	2,083

5.88%, 3/15/2028	423	439

Switch Ltd. 3.75%, 9/15/2028 (c)	845	846

Sysco Corp. 3.30%, 2/15/2050	450	424

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (c)	2,040	1,960

7.50%, 10/1/2025 (c)	5,596	5,652

6.00%, 3/1/2027 (c)	1,000	945

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

5.50%, 1/15/2028 (c)	710	653

Targa Resources Partners LP 4.25%, 11/15/2023	2,888	2,888

5.13%, 2/1/2025	2,869	2,876

5.88%, 4/15/2026	4,488	4,578

6.50%, 7/15/2027 (e)	3,538	3,706

5.00%, 1/15/2028	1,745	1,723

6.88%, 1/15/2029	1,906	2,044

4.88%, 2/1/2031 (c)	4,010	3,913

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (c)	5,325	5,415

Team Health Holdings, Inc. 6.38%, 2/1/2025 (c) (e)	7,717	4,751

TEGNA, Inc. 5.50%, 9/15/2024 (c)	303	309

4.75%, 3/15/2026 (c)	563	578

4.63%, 3/15/2028 (c)	1,820	1,803

Teleflex, Inc. 4.88%, 6/1/2026	368	383

Tempur Sealy International, Inc. 5.63%, 10/15/2023 (e)	4,942	5,004

5.50%, 6/15/2026	9,236	9,605

Tenet Healthcare Corp. 6.75%, 6/15/2023	7,475	7,883

4.63%, 7/15/2024	4,053	4,121

4.63%, 9/1/2024 (c)	1,018	1,042

7.50%, 4/1/2025 (c)	1,374	1,480

5.13%, 5/1/2025	6,321	6,256

7.00%, 8/1/2025	4	4

4.88%, 1/1/2026 (c)	21,946	22,263

6.25%, 2/1/2027 (c)	19,083	19,814

5.13%, 11/1/2027 (c)	8,371	8,620

4.63%, 6/15/2028 (c)	562	570

Tennant Co. 5.63%, 5/1/2025	4,377	4,539

Tenneco, Inc. 5.00%, 7/15/2026	4,155	3,179

Terex Corp. 5.63%, 2/1/2025 (c) (e)	6,140	6,155

TerraForm Power Operating LLC 4.25%, 1/31/2023 (c)	1,869	1,902

5.00%, 1/31/2028 (c)	1,839	2,019

Texas Competitive Electric Holdings Co. LLC 8.50%, 10/1/2021 ‡ (j)	16,772	8

8.50%, 12/1/2021 ‡ (j)	12,477	13

T-Mobile USA, Inc. 6.00%, 3/1/2023	1,598	1,598

3.50%, 4/15/2025 (c)	2,240	2,454

5.13%, 4/15/2025	1,704	1,747

6.50%, 1/15/2026	17,580	18,318

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

4.50%, 2/1/2026	10,879	11,151

3.75%, 4/15/2027 (c)	2,250	2,507

4.75%, 2/1/2028	19,226	20,599

3.88%, 4/15/2030 (c)	2,250	2,527

2.25%, 11/15/2031 (c)	950	941

4.38%, 4/15/2040 (c)	4,025	4,649

3.00%, 2/15/2041 (c)	820	798

4.50%, 4/15/2050 (c)	2,075	2,416

3.30%, 2/15/2051 (c)	320	309

Toyota Motor Credit Corp. 0.50%, 8/14/2023 (e)	243	244

Transcontinental Gas Pipe Line Co. LLC 3.95%, 5/15/2050 (c) (e)	865	879

TransDigm, Inc. 6.25%, 3/15/2026 (c)	9,380	9,779

Transocean Guardian Ltd. 5.88%, 1/15/2024 (c)	1,604	978

Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	4,528	3,985

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	2,486	1,864

Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	400	352

Transocean, Inc. 11.50%, 1/30/2027 (c)	2,941	972

Travelers Cos., Inc. (The) 3.75%, 5/15/2046	815	957

2.55%, 4/27/2050	260	255

TreeHouse Foods, Inc. 6.00%, 2/15/2024 (c)	4,010	4,085

4.00%, 9/1/2028	325	326

TriMas Corp. 4.88%, 10/15/2025 (c)	2,315	2,350

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c) (e)	9,060	9,196

TripAdvisor, Inc. 7.00%, 7/15/2025 (c)	174	181

Triumph Group, Inc. 8.88%, 6/1/2024 (c)	277	294

6.25%, 9/15/2024 (c)	545	471

7.75%, 8/15/2025 (e)	1,670	1,077

Tronox, Inc. 6.50%, 4/15/2026 (c)	1,755	1,780

Truist Financial Corp.

Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (a) (b) (d)	4,320	4,355

Series L, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 12/15/2024 (a) (b) (d)	4,268	4,181

Series P, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.61%), 4.95%, 9/1/2025 (a) (b) (d)	2,950	3,127

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (a) (b) (d)	8,713	8,888

Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (a) (b) (d)	9,859	10,789

Tucson Electric Power Co. 4.00%, 6/15/2050	1,491	1,738

TWDC Enterprises 18 Corp. 2.55%, 2/15/2022	242	249

UDR, Inc. REIT, 3.00%, 8/15/2031 (e)	1,355	1,457

Union Electric Co. 4.00%, 4/1/2048	219	263

Union Pacific Corp. 3.25%, 2/5/2050	1,270	1,361

3.95%, 8/15/2059	1,785	2,040

United Airlines Holdings, Inc. 5.00%, 2/1/2024 (e)	2,404	2,101

4.88%, 1/15/2025	2,345	1,969

United Rentals North America, Inc. 5.88%, 9/15/2026	931	980

5.50%, 5/15/2027	10,010	10,642

4.88%, 1/15/2028	3,315	3,481

5.25%, 1/15/2030	2,500	2,709

3.88%, 2/15/2031 (e)	4,089	4,130

United States Cellular Corp. 6.70%, 12/15/2033 (e)	1,860	2,450

United States Steel Corp. 12.00%, 6/1/2025 (c)	3,436	3,791

UnitedHealth Group, Inc. 4.25%, 4/15/2047	2,587	3,293

3.13%, 5/15/2060	1,135	1,212

Uniti Group LP

REIT, 6.00%, 4/15/2023 (c) (e)	2,600	2,634

REIT, 8.25%, 10/15/2023	1,144	1,127

REIT, 7.13%, 12/15/2024 (c)	55	53

Upjohn, Inc. 3.85%, 6/22/2040 (c)	680	729

4.00%, 6/22/2050 (c)	1,460	1,531

US Bancorp

Series I, (ICE LIBOR USD 3 Month + 3.49%), 5.13%, 1/15/2021 (a) (b) (d)	2,940	2,922

Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (a) (b) (d)	1,414	1,539

US Renal Care, Inc. 10.63%, 7/15/2027 (c)	900	958

Vail Resorts, Inc. 6.25%, 5/15/2025 (c)	1,142	1,199

Valvoline, Inc. 4.25%, 2/15/2030 (c)	1,400	1,428

Venator Finance SARL 5.75%, 7/15/2025 (c)	3,375	2,902

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Verizon Communications, Inc. 4.40%, 11/1/2034	1,185	1,461

4.27%, 1/15/2036	2,265	2,760

3.85%, 11/1/2042	1,275	1,504

4.86%, 8/21/2046	4,405	5,830

4.52%, 9/15/2048	2,190	2,803

ViacomCBS, Inc. 5.90%, 10/15/2040	950	1,168

4.95%, 5/19/2050 (e)	2,970	3,476

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (b)	3,472	3,507

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (b)	8,879	9,656

VICI Properties LP

REIT, 3.50%, 2/15/2025 (c)	1,195	1,192

REIT, 4.25%, 12/1/2026 (c)	7,084	7,203

REIT, 3.75%, 2/15/2027 (c)	1,875	1,880

REIT, 4.63%, 12/1/2029 (c)	4,688	4,871

REIT, 4.13%, 8/15/2030 (c)	1,620	1,640

Virginia Electric and Power Co. 2.95%, 1/15/2022 (e)	104	106

Visa, Inc. 2.00%, 8/15/2050	2,960	2,695

Vista Outdoor, Inc. 5.88%, 10/1/2023 (e)	7,094	7,156

Vistra Operations Co. LLC 5.50%, 9/1/2026 (c)	212	219

5.63%, 2/15/2027 (c)	6,585	6,865

W&T Offshore, Inc. 9.75%, 11/1/2023 (c)	4,630	3,009

W.R. Grace & Co.-Conn. 5.63%, 10/1/2024 (c)	1,010	1,088

Wabash National Corp. 5.50%, 10/1/2025 (c) (e)	3,730	3,731

Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%), 5.57%, 12/7/2020 (a) (b) (d)	7,330	7,339

Walmart, Inc. 4.05%, 6/29/2048	1,855	2,395

2.95%, 9/24/2049	1,200	1,327

Weekley Homes LLC 4.88%, 9/15/2028 (c)	649	657

Welbilt, Inc. 9.50%, 2/15/2024 (e)	940	954

Wells Fargo & Co. 2.63%, 7/22/2022	121	126

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (a) (b) (d)	7,127	7,189

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (a) (b) (d)	2,207	2,368

(SOFR + 2.53%), 3.07%, 4/30/2041 (b)	2,790	2,888

(ICE LIBOR USD 3 Month + 4.24%), 5.01%, 4/4/2051 (b)	3,145	4,235

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Wells Fargo Bank NA (ICE LIBOR USD 3 Month + 0.65%), 2.08%, 9/9/2022 (b)	250	253

Welltower, Inc. REIT, 2.75%, 1/15/2031	1,415	1,445

WESCO Distribution, Inc. 5.38%, 6/15/2024	2,287	2,338

7.13%, 6/15/2025 (c)	5,708	6,150

7.25%, 6/15/2028 (c)	5,708	6,249

Western Digital Corp. 4.75%, 2/15/2026 (e)	4,512	4,860

William Carter Co. (The) 5.63%, 3/15/2027 (c)	7,290	7,650

Wisconsin Power and Light Co. 3.65%, 4/1/2050	975	1,110

WMG Acquisition Corp. 5.50%, 4/15/2026 (c)	3,018	3,131

3.00%, 2/15/2031 (c)	4,575	4,346

Wolverine Escrow LLC 9.00%, 11/15/2026 (c)	10,310	7,865

13.13%, 11/15/2027 (c) (e)	1,855	1,261

WPX Energy, Inc. 8.25%, 8/1/2023	720	808

5.75%, 6/1/2026	3,249	3,337

5.88%, 6/15/2028 (e)	2,496	2,552

4.50%, 1/15/2030	2,345	2,251

Wyndham Destinations, Inc. 4.25%, 3/1/2022	162	162

6.60%, 10/1/2025 (i)	1,258	1,340

6.00%, 4/1/2027 (i)	1,602	1,650

Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)	11,657	11,162

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (c)	6,555	6,276

Xcel Energy, Inc. 3.50%, 12/1/2049	380	419

Xerox Corp. 4.38%, 3/15/2023 (i)	2,347	2,443

XPO Logistics, Inc. 6.50%, 6/15/2022 (c)	2,310	2,319

6.13%, 9/1/2023 (c)	4,967	5,029

6.75%, 8/15/2024 (c)	4,161	4,403

Yum! Brands, Inc. 7.75%, 4/1/2025 (c)	900	989

4.75%, 1/15/2030 (c)	1,834	1,967

3.63%, 3/15/2031	3,713	3,648

Zoetis, Inc. 4.45%, 8/20/2048	2,655	3,393

3.00%, 5/15/2050	3,895	4,073

		3,946,433

Total Corporate Bonds (Cost $4,632,107)		4,637,002

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 32.9%

Australia — 0.8%

Adbri Ltd.	373	741

AGL Energy Ltd.	463	4,062

Alumina Ltd.	1,131	1,142

APA Group	307	2,264

Atlas Arteria Ltd.	183	727

AusNet Services	940	1,322

Bank of Queensland Ltd.	135	607

Bendigo & Adelaide Bank Ltd.	301	1,416

BHP Group plc	431	8,345

Charter Hall Long Wale, REIT	2,605	8,734

CSR Ltd.	234	726

Dexus, REIT	1,139	6,894

Goodman Group, REIT	1,377	17,817

IOOF Holdings Ltd.	302	621

Mirvac Group, REIT	6,373	9,452

Rio Tinto plc	402	22,749

Sonic Healthcare Ltd.	44	1,086

Spark Infrastructure Group	722	1,007

Sydney Airport	742	2,844

Transurban Group	293	2,776

Wesfarmers Ltd.	50	1,620

Woodside Petroleum Ltd.	83	1,020

		97,972

Austria — 0.0% (f)

ANDRITZ AG	25	840

OMV AG	39	906

Verbund AG (e)	20	1,126

		2,872

Belgium — 0.2%

Ageas SA	30	1,210

KBC Group NV	27	1,343

Proximus SADP	48	930

Shurgard Self Storage SA	181	7,715

Solvay SA	12	970

Telenet Group Holding NV	27	1,037

Warehouses De Pauw, REIT, CVA	289	9,678

		22,883

Brazil — 0.1%

Ambev SA, ADR *	2,618	5,603

BB Seguridade Participacoes SA	931	3,845

Itau Unibanco Holding SA (Preference)	1,515	6,204

Yara International ASA	32	1,108

		16,760

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Canada — 0.8%

Advanz Pharma Corp. Ltd. *	171	835

Algonquin Power & Utilities Corp. (e)	197	2,984

Allied Properties, REIT	411	9,978

AltaGas Ltd.	144	1,827

Atco Ltd., Class I	31	857

BCE, Inc.	48	1,940

Canadian Apartment Properties, REIT	307	9,875

Canadian Imperial Bank of Commerce (e)	26	1,944

Canadian Tire Corp. Ltd., Class A	19	2,070

Canadian Utilities Ltd., Class A	140	3,274

Capital Power Corp. (e)	53	1,159

Emera, Inc.	72	2,859

Enbridge, Inc. (e)	62	1,718

Fortis, Inc.	126	4,997

Great-West Lifeco, Inc. (e)	35	720

Hydro One Ltd. (g)	189	4,130

IGM Financial, Inc. (e)	54	1,191

Magna International, Inc.	41	2,073

Northland Power, Inc.	70	2,272

Nutrien Ltd.	51	2,080

Pembina Pipeline Corp.	80	1,680

Power Corp. of Canada	103	1,969

Restaurant Brands International, Inc.	32	1,687

Rogers Communications, Inc., Class B	11	456

Shaw Communications, Inc., Class B	114	1,884

Superior Plus Corp.	84	746

TC Energy Corp.	291	11,465

TELUS Corp.	118	2,019

Thomson Reuters Corp.	27	2,086

Toronto-Dominion Bank (The)	291	12,848

		95,623

Cayman Islands — 0.0% (f)

Telford Offshore Holdings Ltd. * ‡	58	22

Chile — 0.0% (f)

Banco Santander Chile, ADR	133	1,852

China — 1.7%

China Construction Bank Corp., Class H	26,169	18,033

China Life Insurance Co. Ltd., Class H	2,209	4,820

China Merchants Bank Co. Ltd., Class H	2,892	15,064

China Mobile Ltd.	1,174	7,178

China Overseas Land & Investment Ltd.	6,078	15,265

China Pacific Insurance Group Co. Ltd., Class H	4,662	14,590

China Petroleum & Chemical Corp., Class H	11,082	4,327

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

CNOOC Ltd.	5,638	5,158

Fuyao Glass Industry Group Co. Ltd., Class A	691	3,878

Guangdong Investment Ltd.	2,290	3,396

Haier Electronics Group Co. Ltd.	1,086	4,140

Huayu Automotive Systems Co. Ltd., Class A	1,402	6,524

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,135	18,638

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	633	15,932

Joyoung Co. Ltd., Class A	582	3,073

Midea Group Co. Ltd., Class A	1,917	22,383

Ping An Insurance Group Co. of China Ltd., Class H	2,528	26,134

Postal Savings Bank of China Co. Ltd., Class H (g)	10,675	5,239

Tingyi Cayman Islands Holding Corp.	4,750	8,692

Topsports International Holdings Ltd. (g)	2,455	3,366

		205,830

Czech Republic — 0.0% (f)

Komercni banka A/S *	90	1,836

Denmark — 0.2%

Carlsberg A/S, Class B	134	16,975

Novo Nordisk A/S, Class B	67	4,276

Pandora A/S	16	1,305

		22,556

Finland — 0.2%

Fortum OYJ (e)	249	4,687

Kone OYJ, Class B	23	1,798

Neste OYJ	33	1,744

Nordea Bank Abp	405	3,038

Orion OYJ, Class B (e)	42	1,819

Sampo OYJ, Class A	38	1,438

Stora Enso OYJ, Class R	78	1,145

UPM-Kymmene OYJ	52	1,470

Wartsila OYJ Abp	150	1,190

		18,329

France — 0.9%

Aeroports de Paris (e)	6	564

Amundi SA * (g)	17	1,109

Atos SE *	24	1,670

AXA SA	114	1,837

BNP Paribas SA *	59	2,073

Bouygues SA	39	1,280

Casino Guichard Perrachon SA * (e)	16	355

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	87

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

France — continued

Cie de Saint-Gobain *	40	1,545

Cie Generale des Etablissements Michelin SCA	15	1,622

Covivio, REIT	140	8,314

Credit Agricole SA *	151	1,197

Eiffage SA *	15	1,069

Electricite de France SA	160	1,855

Engie SA *	200	2,422

LVMH Moet Hennessy Louis Vuitton SE	35	16,409

Orange SA	156	1,755

Peugeot SA *	81	1,451

Publicis Groupe SA	37	1,289

Renault SA *	29	711

Rexel SA *	81	851

Rubis SCA	27	872

Safran SA *	120	12,692

Sanofi	47	4,202

Schneider Electric SE	182	22,122

Suez SA (e)	217	3,975

TOTAL SE	102	3,098

Veolia Environnement SA	176	3,278

Vinci SA	173	13,662

		113,279

Germany — 0.9%

adidas AG *	36	10,622

Allianz SE (Registered)	20	3,555

BASF SE	48	2,602

Bayer AG (Registered)	28	1,319

Bayerische Motoren Werke AG	28	1,946

Continental AG	12	1,326

Covestro AG (g)	22	1,068

Daimler AG (Registered)	46	2,360

Deutsche Post AG (Registered)	250	11,101

Deutsche Telekom AG (Registered)	557	8,471

E.ON SE	444	4,623

Evonik Industries AG	44	1,067

Hannover Rueck SE	7	1,060

HeidelbergCement AG	21	1,214

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	73	17,078

ProSiebenSat.1 Media SE *	37	414

Scout24 AG (g)	14	1,119

Siemens AG (Registered)	30	3,476

Siemens Energy AG *	14	313

Telefonica Deutschland Holding AG (e)	689	1,737

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

TUI AG (e)	180	707

Uniper SE	59	1,751

Volkswagen AG (Preference)	49	7,128

Vonovia SE	296	18,934

		104,991

Hong Kong — 0.5%

CK Infrastructure Holdings Ltd.	359	1,693

CLP Holdings Ltd.	306	2,815

Hang Seng Bank Ltd.	521	8,033

HKT Trust & HKT Ltd.	4,530	5,859

Hong Kong & China Gas Co. Ltd.	2,000	2,886

Hong Kong Exchanges & Clearing Ltd.	346	16,585

Link, REIT	1,354	10,333

Power Assets Holdings Ltd.	474	2,441

VTech Holdings Ltd.	166	1,103

WH Group Ltd. (g)	5,972	4,703

Xinyi Glass Holdings Ltd.	1,104	2,424

Yue Yuen Industrial Holdings Ltd.	848	1,381

		60,256

India — 0.6%

Infosys Ltd., ADR	1,483	21,161

ITC Ltd.	6,067	13,557

Tata Consultancy Services Ltd.	1,029	37,075

		71,793

Indonesia — 0.2%

Bank Rakyat Indonesia Persero Tbk. PT	50,616	11,458

Telekomunikasi Indonesia Persero Tbk. PT	72,059	12,759

		24,217

Ireland — 0.0% (f)

CRH plc	56	1,946

Smurfit Kappa Group plc	35	1,326

		3,272

Italy — 0.4%

A2A SpA	2,739	3,478

Assicurazioni Generali SpA	107	1,442

Atlantia SpA *	57	876

Enel SpA	2,005	15,939

Eni SpA	123	862

ERG SpA	31	705

Hera SpA	378	1,188

Intesa Sanpaolo SpA *	2,044	3,393

Iren SpA	314	712

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Italy — continued

Italgas SpA	334	1,928

Mediobanca Banca di Credito Finanziario SpA	133	943

Poste Italiane SpA (g)	120	983

Snam SpA	933	4,551

Telecom Italia SpA	2,679	975

Terna Rete Elettrica Nazionale SpA	599	4,045

		42,020

Japan — 1.4%

Aozora Bank Ltd.	92	1,513

Chubu Electric Power Co., Inc.	228	2,550

Chugoku Electric Power Co., Inc. (The)	155	1,942

Daiwa House REIT Investment Corp., REIT	3	6,190

Electric Power Development Co. Ltd.	93	1,255

ENEOS Holdings, Inc.	534	1,803

FANUC Corp.	10	2,154

H.U. Group Holdings, Inc.	43	1,094

Hokkaido Electric Power Co., Inc.	168	653

Japan Airlines Co. Ltd.	31	533

Japan Hotel REIT Investment Corp., REIT	15	7,164

Japan Post Holdings Co. Ltd.	91	621

Japan Retail Fund Investment Corp., REIT	7	9,505

Japan Tobacco, Inc.	83	1,563

JFE Holdings, Inc.	225	1,581

Kamigumi Co. Ltd.	49	875

Kansai Electric Power Co., Inc. (The)	497	4,518

KDDI Corp.	76	2,062

Kenedix Office Investment Corp., REIT	1	8,311

Kenedix Retail REIT Corp., REIT	4	7,200

Kyushu Electric Power Co., Inc.	248	2,080

Lawson, Inc.	29	1,346

Matsui Securities Co. Ltd.	134	1,076

MCUBS MidCity Investment Corp., REIT	6	4,104

Mitsubishi Chemical Holdings Corp.	93	522

Mitsubishi Logistics Corp.	29	753

Mitsui Fudosan Logistics Park, Inc., REIT	2	8,132

Nippon Accommodations Fund, Inc., REIT	2	9,825

Nippon Prologis REIT, Inc., REIT	4	12,376

Nissan Motor Co. Ltd.	225	797

NTT DOCOMO, Inc.	82	3,068

Otsuka Corp.	147	6,741

Shikoku Electric Power Co., Inc.	93	665

Takeda Pharmaceutical Co. Ltd.	40	1,236

Tohoku Electric Power Co., Inc.	305	2,689

Tokio Marine Holdings, Inc.	333	14,901

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Tokyo Electron Ltd.	9	2,443

Tokyo Gas Co. Ltd.	39	888

Toyota Motor Corp.	424	27,847

		164,576

Macau — 0.0% (f)

Sands China Ltd.	618	2,169

Mexico — 0.2%

Bolsa Mexicana de Valores SAB de CV (e)	729	1,484

Grupo Financiero Banorte SAB de CV, Class O *	552	2,462

Kimberly-Clark de Mexico SAB de CV, Class A	2,865	4,279

Wal-Mart de Mexico SAB de CV	8,638	20,916

		29,141

Netherlands — 0.3%

ABN AMRO Bank NV, CVA (e) (g)	99	810

Aegon NV	331	891

Akzo Nobel NV	92	8,817

Eurocommercial Properties NV, REIT, CVA	276	3,014

ING Groep NV	976	6,683

Koninklijke Ahold Delhaize NV	75	2,063

Koninklijke KPN NV	484	1,308

NN Group NV	38	1,329

Randstad NV *	22	1,122

Royal Dutch Shell plc, Class A	95	1,197

Royal Dutch Shell plc, Class B	310	3,743

		30,977

New Zealand — 0.0% (f)

Contact Energy Ltd.	412	2,011

Spark New Zealand Ltd.	684	2,029

		4,040

Norway — 0.1%

Aker BP ASA	82	1,270

DNB ASA	100	1,345

Equinor ASA	98	1,256

Gjensidige Forsikring ASA	61	1,157

Orkla ASA	119	1,126

Telenor ASA	101	1,568

		7,722

Peru — 0.0% (f)

Southern Copper Corp.	46	2,428

Portugal — 0.1%

EDP — Energias de Portugal SA	989	4,876

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	89

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Portugal — continued

Galp Energia SGPS SA	109	889

		5,765

Russia — 0.4%

Alrosa PJSC	4,496	4,047

Evraz plc	721	3,358

LUKOIL PJSC, ADR	155	7,939

Moscow Exchange MICEX-RTS PJSC	8,059	13,611

Sberbank of Russia PJSC	7,034	17,827

Sberbank of Russia PJSC	312	790

Severstal PAO, GDR (g)	303	4,140

		51,712

Saudi Arabia — 0.1%

Al Rajhi Bank	719	12,617

Singapore — 0.2%

Ascendas, REIT	5,743	12,120

Mapletree Logistics Trust, REIT	5,828	8,325

Mapletree Logistics Trust Management Ltd., REIT *	145	207

SATS Ltd.	592	1,290

StarHub Ltd.	718	615

		22,557

South Africa — 0.1%

Anglo American plc	91	2,136

AVI Ltd.	542	2,448

Bid Corp. Ltd.	210	2,887

FirstRand Ltd.	1,061	2,462

SPAR Group Ltd. (The)	216	2,297

Vodacom Group Ltd.	669	5,040

		17,270

South Korea — 0.5%

KT&G Corp.	121	8,621

Samsung Electronics Co. Ltd.	1,011	50,814

SK Telecom Co. Ltd., ADR	210	4,429

		63,864

Spain — 0.8%

Acciona SA	11	1,068

ACS Actividades de Construccion y Servicios SA	46	1,086

Aena SME SA * (g)	21	2,821

Atlantica Sustainable Infrastructure plc	52	1,545

Bankinter SA	197	740

CaixaBank SA	601	1,096

INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued

Cellnex Telecom SA (g)	139	8,908

Enagas SA	180	3,883

Endesa SA	172	4,627

Iberdrola SA	3,478	41,066

Industria de Diseno Textil SA	657	16,215

Inmobiliaria Colonial Socimi SA, REIT	632	4,500

Naturgy Energy Group SA	242	4,491

Red Electrica Corp. SA	232	4,090

Repsol SA	410	2,572

Telefonica SA	851	2,769

		101,477

Sweden — 0.3%

Autoliv, Inc.	13	1,018

Boliden AB	32	866

Lundin Energy AB	53	1,015

Sandvik AB *	80	1,426

Skandinaviska Enskilda Banken AB, Class A *	170	1,461

SKF AB, Class B	446	9,136

Svenska Handelsbanken AB, Class A *	167	1,355

Swedish Match AB	22	1,663

Telia Co. AB	510	1,952

Volvo AB, Class B *	663	12,894

		32,786

Switzerland — 1.0%

ABB Ltd. (Registered)	110	2,663

Flughafen Zurich AG (Registered) *	4	598

Julius Baer Group Ltd.	26	1,154

LafargeHolcim Ltd. (Registered) *	37	1,598

Nestle SA (Registered)	106	11,939

Novartis AG (Registered)	191	14,916

OC Oerlikon Corp. AG (Registered)	186	1,295

Roche Holding AG	177	56,932

Swiss Life Holding AG (Registered) *	3	1,096

Swisscom AG (Registered)	2	1,152

UBS Group AG (Registered)	207	2,410

Zurich Insurance Group AG	77	25,525

		121,278

Taiwan — 1.3%

Accton Technology Corp.	860	6,248

Catcher Technology Co. Ltd.	191	1,207

Chicony Electronics Co. Ltd.	450	1,358

Delta Electronics, Inc.	1,205	8,019

MediaTek, Inc.	650	15,451

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Taiwan — continued

Mega Financial Holding Co. Ltd.	6,356	6,125

Novatek Microelectronics Corp.	161	1,505

President Chain Store Corp.	972	8,773

Quanta Computer, Inc.	4,353	10,984

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,074	90,075

Vanguard International Semiconductor Corp.	2,927	9,563

		159,308

Thailand — 0.1%

Siam Cement PCL (The) (Registered)	660	7,149

United Kingdom — 1.8%

3i Group plc	108	1,348

Admiral Group plc	34	1,227

Ashtead Group plc	42	1,501

AstraZeneca plc	51	5,138

Avast plc (g)	88	543

Aviva plc	425	1,418

BAE Systems plc	244	1,255

Barclays plc	1,147	1,589

Barratt Developments plc	506	3,163

Berkeley Group Holdings plc	148	7,757

BP plc	5,871	14,976

British American Tobacco plc	103	3,274

BT Group plc	979	1,286

Centrica plc	8,011	3,858

Diageo plc	353	11,398

Direct Line Insurance Group plc	603	2,061

Drax Group plc	208	796

easyJet plc	209	1,368

GlaxoSmithKline plc	312	5,215

Imperial Brands plc	104	1,652

InterContinental Hotels Group plc	83	4,203

J Sainsbury plc	409	1,067

Legal & General Group plc	589	1,413

Linde plc	26	5,736

Lloyds Banking Group plc	3,865	1,407

M&G plc	671	1,277

Mondi plc	63	1,190

National Grid plc	503	5,980

NewRiver REIT plc, REIT	5,661	4,657

Pennon Group plc	142	1,832

Persimmon plc	43	1,287

RSA Insurance Group plc	184	1,010

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

Safestore Holdings plc, REIT	705	7,337

Sage Group plc (The)	104	854

Schroders plc	35	1,182

Segro plc, REIT	1,336	15,609

Severn Trent plc	136	4,284

Signature Aviation plc	219	671

Smiths Group plc	84	1,443

SSE plc	411	6,743

St James’s Place plc	96	1,120

Standard Chartered plc	253	1,155

Standard Life Aberdeen plc	386	1,125

Taylor Wimpey plc	8,143	11,156

Tesco plc	660	1,757

Tritax Big Box REIT plc, REIT	3,851	7,813

Unilever NV	56	3,146

Unilever plc	468	26,654

UNITE Group plc (The), REIT	692	7,464

United Utilities Group plc	372	4,155

Vodafone Group plc	874	1,166

Wm Morrison Supermarkets plc	508	1,072

Workspace Group plc, REIT	667	5,333

WPP plc	137	1,096

		214,217

United States — 16.7%

3M Co.	13	2,079

AbbVie, Inc.	500	42,516

Accenture plc, Class A	31	6,707

AES Corp. (The)	272	5,311

AGNC Investment Corp., REIT	136	1,906

Air Products and Chemicals, Inc.	43	11,936

ALLETE, Inc.	44	2,290

Altria Group, Inc.	624	22,506

Ameren Corp.	38	3,073

American Electric Power Co., Inc.	55	4,930

American Express Co.	79	7,233

American Tower Corp., REIT	57	13,137

Americold Realty Trust, REIT	554	20,067

Amgen, Inc.	9	1,873

Analog Devices, Inc.	348	41,251

Annaly Capital Management, Inc., REIT	265	1,876

Apple, Inc.	60	6,515

Arthur J Gallagher & Co.	68	7,030

AT&T, Inc.	68	1,831

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	91

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Automatic Data Processing, Inc.	50	7,833

AvalonBay Communities, Inc., REIT	165	23,012

Avangrid, Inc.	104	5,123

Avaya Holdings Corp. *	29	492

Avista Corp.	64	2,126

Bank of America Corp.	611	14,482

Battalion Oil Corp. *	18	125

Black Hills Corp.	39	2,182

BlackRock, Inc.	14	8,537

Brandywine Realty Trust, REIT	929	8,136

Bristol-Myers Squibb Co.	980	57,280

Broadcom, Inc.	6	2,086

Bunge Ltd.	43	2,426

California Resources Corp. *	734	9,842

Camden Property Trust, REIT	142	13,116

Cardinal Health, Inc.	39	1,797

Carnival Corp.	126	1,723

CenterPoint Energy, Inc.	243	5,143

CenturyLink, Inc.	184	1,590

CF Industries Holdings, Inc.	55	1,526

Chevron Corp.	344	23,923

Chubb Ltd.	214	27,793

Claire’s Stores, Inc. * ‡	4	2,302

Clear Channel Outdoor Holdings, Inc. *	287	257

Clearway Energy, Inc., Class C	73	2,046

CME Group, Inc.	167	25,152

CMS Energy Corp.	150	9,527

CNA Financial Corp.	55	1,642

Coca-Cola Co. (The)	1,178	56,630

Comcast Corp., Class A	864	36,502

Comerica, Inc.	46	2,114

ConocoPhillips	534	15,269

Consolidated Edison, Inc.	68	5,368

Deere & Co.	89	20,188

Denbury, Inc. *	93	1,548

Digital Realty Trust, Inc., REIT	57	8,245

Dominion Energy, Inc.	62	4,980

Douglas Emmett, Inc., REIT	456	10,769

Dover Corp.	127	14,110

Dow, Inc.	44	1,990

DTE Energy Co.	44	5,371

Duke Energy Corp.	61	5,576

DuPont de Nemours, Inc.	15	852

Eastman Chemical Co.	226	18,305

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Eaton Corp. plc	329	34,158

Eaton Corp. plc	6	595

Edison International	81	4,542

Eli Lilly and Co.	163	21,267

Emerson Electric Co.	23	1,473

Entergy Corp.	32	3,213

EP Energy Corp. *	141	4,093

Equinix, Inc., REIT	22	15,801

Equity LifeStyle Properties, Inc., REIT	343	20,324

Essex Property Trust, Inc., REIT	70	14,393

Evergy, Inc.	58	3,204

Exelon Corp.	135	5,394

Exxon Mobil Corp.	49	1,612

Federal Realty Investment Trust, REIT	109	7,501

Fidelity National Information Services, Inc.	85	10,594

FirstEnergy Corp.	164	4,878

Ford Motor Co.	289	2,234

General Dynamics Corp.	56	7,419

General Motors Co.	66	2,281

Genuine Parts Co.	19	1,682

Gilead Sciences, Inc.	28	1,628

Goodman Networks, Inc. * ‡	53	—	(m)

Hasbro, Inc.	24	1,953

Hawaiian Electric Industries, Inc.	64	2,130

Healthcare Trust of America, Inc., Class A, REIT	460	11,169

Healthpeak Properties, Inc., REIT	824	22,221

Hewlett Packard Enterprise Co.	195	1,681

Home Depot, Inc. (The)	65	17,445

Honeywell International, Inc.	124	20,471

HP, Inc.	105	1,892

IDACORP, Inc.	28	2,479

iHeartMedia, Inc., Class A *	14	118

International Business Machines Corp.	16	1,818

International Flavors & Fragrances, Inc.	3	318

International Paper Co.	51	2,234

Interpublic Group of Cos., Inc. (The)	106	1,925

Invitation Homes, Inc., REIT	913	24,881

Iron Mountain, Inc., REIT	341	8,879

Johnson & Johnson	118	16,125

Johnson Controls International plc	37	1,548

Kellogg Co.	31	1,979

Kimco Realty Corp., REIT	155	1,595

Kinder Morgan, Inc.	140	1,662

Kraft Heinz Co. (The)	64	1,943

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Las Vegas Sands Corp.	39	1,871

Leidos Holdings, Inc.	84	6,977

LyondellBasell Industries NV, Class A	29	1,952

Macquarie Infrastructure Corp.	107	2,768

Maxim Integrated Products, Inc.	23	1,607

McDonald’s Corp.	56	11,863

MDU Resources Group, Inc.	102	2,432

Medtronic plc	162	16,281

Merck & Co., Inc.	702	52,804

Microsoft Corp.	61	12,322

Mondelez International, Inc., Class A	246	13,075

Moran Foods Backstop Equity * ‡	148	148

Morgan Stanley	260	12,518

MYT Holding Co. * ‡	1,342	1,241

National Fuel Gas Co.	71	2,827

National Retail Properties, Inc., REIT	343	10,979

Neiman Marcus Group Restricted Equity * ‡	4	362

Neiman Marcus Group Unrestricted Equity * ‡	36	2,959

NetApp, Inc.	43	1,905

New Jersey Resources Corp.	63	1,837

Newell Brands, Inc.	123	2,165

NextEra Energy, Inc.	482	35,283

Nielsen Holdings plc	110	1,490

NiSource, Inc.	81	1,858

NMG, Inc. * ‡	5	384

Norfolk Southern Corp.	136	28,452

Northern Trust Corp.	72	5,631

Northrop Grumman Corp.	23	6,702

Northwest Natural Holding Co.	17	759

NorthWestern Corp.	56	2,907

NRG Energy, Inc.	76	2,388

Nucor Corp.	39	1,873

Occidental Petroleum Corp.	45	407

OGE Energy Corp.	101	3,113

Omnicom Group, Inc.	185	8,712

ONE Gas, Inc.	28	1,949

ONEOK, Inc.	68	1,970

PACCAR, Inc.	23	1,985

Packaging Corp. of America	19	2,221

Park Hotels & Resorts, Inc., REIT	825	8,193

Parker-Hannifin Corp.	49	10,242

Penn Virginia Corp. *	12	90

PepsiCo, Inc.	103	13,685

Pfizer, Inc.	169	5,979

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Philip Morris International, Inc.	278	19,766

Pinnacle West Capital Corp.	66	5,413

PNC Financial Services Group, Inc. (The)	104	11,589

PNM Resources, Inc.	38	1,907

Portland General Electric Co.	82	3,234

PPG Industries, Inc.	86	11,159

PPL Corp.	189	5,192

Procter & Gamble Co. (The)	311	42,600

Prologis, Inc., REIT	759	75,309

Public Service Enterprise Group, Inc.	98	5,680

Public Storage, REIT	159	36,367

QUALCOMM, Inc.	13	1,588

Quest Diagnostics, Inc.	8	984

Raytheon Technologies Corp.	190	10,347

Reminco LLC * ‡	65	78

Remington Outdoor Co., Inc. * ‡	16	—	(m)

Republic Services, Inc.	75	6,623

Rexford Industrial Realty, Inc., REIT	215	10,007

Schlumberger NV	104	1,554

Seagate Technology plc	239	11,447

Simon Property Group, Inc., REIT	28	1,739

South Jersey Industries, Inc.	76	1,456

Southern Co. (The)	94	5,384

Southwest Gas Holdings, Inc.	38	2,521

Spire, Inc.	31	1,741

Stanley Black & Decker, Inc.	82	13,656

State Street Corp.	200	11,806

Steel Dynamics, Inc.	70	2,211

Sysco Corp.	64	3,531

T. Rowe Price Group, Inc.	88	11,096

Texas Instruments, Inc.	452	65,414

Trane Technologies plc	111	14,765

Truist Financial Corp.	569	23,971

UGI Corp.	80	2,578

United Parcel Service, Inc., Class B	13	2,047

UnitedHealth Group, Inc.	97	29,510

US Bancorp	305	11,889

Valero Energy Corp.	38	1,464

Ventas, Inc., REIT	641	25,306

VEREIT, Inc., REIT	2,311	14,325

Verizon Communications, Inc.	1,118	63,733

VICI Properties, Inc., REIT	1,381	31,688

Vistra Corp.	308	5,345

Vornado Realty Trust, REIT	307	9,435

Walgreens Boots Alliance, Inc.	50	1,709

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	93

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Walmart, Inc.	67	9,229

WEC Energy Group, Inc.	31	3,077

Weingarten Realty Investors, REIT	577	9,158

WestRock Co.	60	2,236

Whiting Petroleum Corp. *	188	2,749

Williams Cos., Inc. (The)	101	1,946

Xcel Energy, Inc.	645	45,136

Yum! Brands, Inc.	169	15,793

Zimmer Biomet Holdings, Inc.	93	12,347

		2,015,856

Total Common Stocks (Cost $3,618,430)		3,973,272

	PRINCIPAL AMOUNT ($000)
Collateralized Mortgage Obligations — 6.1%

Bermuda — 0.0% (f)

Bellemeade Re Ltd.

Series 2018-3A, Class M1B, 2.00%, 10/25/2028 ‡ (c) (l)	811	806

Series 2018-3A, Class M2, 2.90%, 10/25/2028 ‡ (c) (l)	1,365	1,329

Series 2019-1A, Class M2, 2.85%, 3/25/2029 ‡ (c) (l)	1,000	939

Eagle RE Ltd.

Series 2019-1, Class M1B, 1.95%, 4/25/2029 ‡ (c) (l)	487	484

Series 2019-1, Class M2, 3.45%, 4/25/2029 ‡ (c) (l)	1,980	1,887

		5,445

United States — 6.1%

Adjustable Rate Mortgage Trust

Series 2004-2, Class 6A1, 2.76%, 2/25/2035 (l)	1,481	1,505

Series 2004-4, Class 4A1, 3.21%, 3/25/2035 (l)	2,773	2,816

Series 2005-2, Class 3A1, 3.73%, 6/25/2035 (l)	755	752

Alternative Loan Trust

Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	6	6

Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	3	3

Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	157	155

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2005-85CB, Class 3A2, 5.25%, 2/25/2021	169	167

Series 2007-25, Class 2A1, 6.00%, 11/25/2022	65	66

Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	145	142

Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	376	340

Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	57	58

Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	336	343

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	4,572	4,646

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	286	286

Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	432	437

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	807	816

Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	2,739	2,681

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	71	71

Series 2005-3CB, Class 1A13, 5.50%, 3/25/2035	8,472	8,596

Series 2005-J2, Class 1A5, 0.65%, 4/25/2035 (l)	5,218	4,234

Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	3,437	3,348

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	405	404

Series 2005-10CB, Class 1A5, 5.50%, 5/25/2035	3,506	3,271

Series 2005-10CB, Class 1A8, 5.50%, 5/25/2035	2,024	2,040

Series 2005-13CB, Class A4, 5.50%, 5/25/2035	1,455	1,495

Series 2005-21CB, Class A4, 5.25%, 6/25/2035	761	707

Series 2005-21CB, Class A17, 6.00%, 6/25/2035	3,385	3,259

Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	160	153

Series 2005-23CB, Class A15, 5.50%, 7/25/2035	1,671	1,614

Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	617	600

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	1,562	1,520

Series 2005-J14, Class A3, 5.50%, 12/25/2035	331	267

Series 2005-J14, Class A7, 5.50%, 12/25/2035	1,746	1,412

Series 2005-J14, Class A8, 5.50%, 12/25/2035	1,459	1,180

Series 2005-86CB, Class A4, 5.50%, 2/25/2036	393	324

Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	147	132

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	4,633	4,727

Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	888	834

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,488	1,187

Series 2006-19CB, Class A15, 6.00%, 8/25/2036	574	472

Series 2006-25CB, Class A2, 6.00%, 10/25/2036	273	212

Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	2,960	2,306

Series 2007-8CB, Class A9, 6.00%, 5/25/2037	193	156

Series 2007-19, Class 1A8, 6.00%, 8/25/2037	167	122

American Home Mortgage Investment Trust

Series 2007-2, Class 12A1, 0.42%, 3/25/2037 (l)	5,650	2,842

Series 2005-1, Class 6A, 2.27%, 6/25/2045 (l)	151	152

Angel Oak Mortgage Trust

Series 2019-5, Class B1, 3.96%, 10/25/2049 ‡ (c) (l)	2,250	2,236

Series 2019-3, Class B1, 4.10%, 5/25/2059 ‡ (c) (l)	7,000	7,014

Series 2019-6, Class B1, 3.94%, 11/25/2059 (c) (l)	4,000	3,981

Angel Oak Mortgage Trust I LLC

Series 2019-2, Class B1, 5.02%, 3/25/2049 ‡ (c) (l)	4,000	4,132

Series 2019-4, Class A3, 3.30%, 7/26/2049 (c) (l)	3,845	3,885

Series 2019-4, Class B1, 4.41%, 7/26/2049 (c) (l)	5,000	5,133

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (c)	3,258	3,264

Arroyo Mortgage Trust

Series 2018-1, Class A1, 3.76%, 4/25/2048 (c) (l)	4,987	5,040

Series 2019-3, Class M1, 4.20%, 10/25/2048 ‡ (c) (l)	3,000	3,083

Banc of America Alternative Loan Trust

Series 2005-3, Class 2A1, 5.50%, 4/25/2020	4	4

Series 2005-12, Class 5A1, 5.25%, 1/25/2021	52	48

Series 2006-4, Class 2A1, 6.00%, 5/25/2021	3	3

Series 2005-11, Class 4A5, 5.75%, 12/25/2035	571	557

Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	660	654

Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	2,144	2,173

Series 2006-5, Class CB7, 6.00%, 6/25/2046	416	401

Banc of America Funding Trust

Series 2007-4, Class 8A1, 5.50%, 11/25/2034	52	43

Series 2005-6, Class 1A2, 5.50%, 10/25/2035	1,914	1,801

Series 2005-7, Class 4A7, 6.00%, 11/25/2035	266	270

Series 2006-A, Class 1A1, 3.05%, 2/20/2036 (l)	787	764

Series 2006-2, Class 2A20, 5.75%, 3/25/2036	434	426

Series 2007-5, Class 4A1, 0.52%, 7/25/2037 (l)	3,510	2,273

Banc of America Mortgage Trust

Series 2004-A, Class 2A2, 3.85%, 2/25/2034 (l)	368	366

Series 2007-3, Class 1A1, 6.00%, 9/25/2037	244	243

Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 0.47%, 2/25/2034 (l)	283	264

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class M1, 1.15%, 10/25/2034 ‡ (l)	378	59

Chase Mortgage Finance Trust

Series 2007-A2, Class 3A1, 3.79%, 6/25/2035 (l)	4,377	4,426

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	95

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($0 00)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Chase Mortgage Finance Trust

Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,251	838

Series 2006-S4, Class A5, 6.00%, 12/25/2036	963	678

Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	240	174

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 2.90%, 5/25/2023 (c) (l)	4,530	4,354

Series 2018-GT1, Class B, 3.65%, 5/25/2023 ‡ (c) (l)	795	737

CHL Mortgage Pass-Through Trust

Series 2005-20, Class A7, 5.25%, 12/25/2027	135	114

Series 2004-25, Class 2A1, 0.83%, 2/25/2035 (l)	2,804	2,589

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	1,814	1,545

Series 2005-31, Class 2A1, 3.27%, 1/25/2036 (l)	773	694

Series 2005-30, Class A5, 5.50%, 1/25/2036	176	150

Series 2006-HYB1, Class 2A2C, 3.15%, 3/20/2036 (l)	2,660	2,576

Series 2006-HYB2, Class 2A1B, 3.40%, 4/20/2036 (l)	851	788

Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	109	87

Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,364	1,018

Series 2006-15, Class A1, 6.25%, 10/25/2036	94	67

Series 2006-17, Class A2, 6.00%, 12/25/2036	390	265

Series 2006-18, Class 2A4, 6.00%, 12/25/2036	2,445	1,995

Series 2007-2, Class A2, 6.00%, 3/25/2037	149	113

Series 2007-3, Class A18, 6.00%, 4/25/2037	1,120	844

Series 2007-10, Class A4, 5.50%, 7/25/2037	141	101

Series 2007-13, Class A4, 6.00%, 8/25/2037	308	237

Series 2007-16, Class A1, 6.50%, 10/25/2037	2,702	2,037

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2007-18, Class 2A1, 6.50%, 11/25/2037	503	301

Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	537	532

Citigroup Mortgage Loan Trust

Series 2005-3, Class 2A2A, 3.15%, 8/25/2035 (l)	136	136

Series 2005-11, Class A2A, 2.53%, 10/25/2035 (l)	238	241

Series 2006-AR3, Class 1A1A, 4.03%, 6/25/2036 (l)	1,365	1,310

Series 2006-AR5, Class 1A5A, 3.52%, 7/25/2036 (l)	736	694

Citigroup Mortgage Loan Trust, Inc.

Series 2005-4, Class A, 3.03%, 8/25/2035 (l)	311	316

Series 2005-6, Class A1, 2.22%, 9/25/2035 (l)	458	479

Series 2006-8, Class A3, 0.50%, 10/25/2035 (c) (l)	703	457

Series 2005-9, Class 2A2, 5.50%, 11/25/2035	102	102

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1M2, 2.55%, 4/25/2031 ‡ (c) (l)	7,593	7,551

Series 2019-R01, Class 2M2, 2.60%, 7/25/2031 ‡ (c) (l)	3,034	3,007

Series 2019-R02, Class 1M2, 2.45%, 8/25/2031 ‡ (c) (l)	9,979	9,917

Series 2019-R03, Class 1M2, 2.30%, 9/25/2031 (c) (l)	1,257	1,248

Series 2019-R04, Class 2M2, 2.25%, 6/25/2039 ‡ (c) (l)	5,620	5,572

Series 2019-R05, Class 1M2, 2.15%, 7/25/2039 ‡ (c) (l)	5,142	5,122

Series 2019-R06, Class 2M2, 2.25%, 9/25/2039 (c) (l)	15,039	14,881

Series 2019-R07, Class 1M2, 2.25%, 10/25/2039 ‡ (c) (l)	9,984	9,895

Series 2020-R02, Class 2M2, 2.15%, 1/25/2040 (c) (l)	10,000	9,699

Series 2020-R01, Class 1M2, 2.20%, 1/25/2040 ‡ (c) (l)	5,000	4,898

CSFB Mortgage-Backed Pass-Through Certificates

Series 2005-10, Class 11A1, 5.50%, 11/25/2020	581	118

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2003-29, Class 3A1, 5.50%, 12/25/2033	277	283

Series 2004-AR4, Class 4A1, 3.15%, 5/25/2034 (l)	1,821	1,842

Series 2004-AR4, Class 2A1, 3.41%, 5/25/2034 (l)	319	325

Series 2004-AR5, Class 6A1, 3.40%, 6/25/2034 (l)	444	457

Series 2004-4, Class 4A1, 5.50%, 8/25/2034	2,715	2,865

Series 2004-8, Class 4A3, 5.50%, 12/25/2034	112	115

Series 2005-4, Class 2A5, 0.70%, 6/25/2035 (l)	3,535	2,676

Series 2005-10, Class 5A3, 5.50%, 11/25/2035	399	356

CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 3.24%, 10/25/2034 (l)	1,105	1,131

CSMC Mortgage-Backed Trust

Series 2006-8, Class 5A1, 5.61%, 10/25/2026 (l)	46	45

Series 2007-2, Class 3A13, 5.50%, 3/25/2037	512	412

Series 2007-3, Class 4A5, 5.00%, 4/25/2037	100	98

Deephave Residential Mortgage Trust

Series 2019-2A, Class B1, 4.72%, 4/25/2059 ‡ (c) (l)	7,061	6,798

Series 2019-2A, Class B2, 5.79%, 4/25/2059 ‡ (c) (l)	3,100	2,849

Deephaven Residential Mortgage Trust

Series 2019-1A, Class B1, 5.25%, 1/25/2059 ‡ (c) (l)	4,750	4,657

Series 2019-3A, Class B1, 4.26%, 7/25/2059 ‡ (c) (l)	3,900	3,780

Series 2019-3A, Class B2, 5.66%, 7/25/2059 ‡ (c) (l)	6,000	6,057

Series 2019-4A, Class B1, 3.99%, 10/25/2059 ‡ (c) (l)	4,000	3,944

Series 2019-4A, Class B2, 4.92%, 10/25/2059 ‡ (c) (l)	5,250	5,105

Series 2020-1, Class A3, 2.65%, 1/25/2060 (c) (l)	4,717	4,767

Series 2020-1, Class B1, 3.66%, 1/25/2060 ‡ (c) (l)	2,000	1,974

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust

Series 2005-1, Class 2A1, 4.92%, 2/25/2020 (l)	42	42

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2005-2, Class 2A1, 0.45%, 3/25/2020 (l)	4	4

DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 0.41%, 8/19/2045 (l)	1,988	1,878

FHLMC STACR REMIC Trust

Series 2020-DNA2, Class M2, 2.00%, 2/25/2050 (c) (l)	3,000	2,935

Series 2020-HQA2, Class M2, 3.25%, 3/25/2050 (c) (l)	6,228	6,123

FHLMC STACR Trust Series 2018-HQA2, Class M2, 2.45%, 10/25/2048 (c) (l)	7,260	7,054

FHLMC Structured Agency Credit Risk Debt Notes

Series 2017-DNA1, Class M2, 3.42%, 7/25/2029 (l)	2,903	2,986

Series 2017-DNA2, Class M2, 3.60%, 10/25/2029 (l)	4,000	4,111

Series 2017-DNA3, Class B1, 4.60%, 3/25/2030 (l)	3,000	2,955

Series 2018-HQA1, Class M2, 2.45%, 9/25/2030 (l)	14,678	14,352

FHLMC, REMIC

Series 4068, Class DS, IF, IO, 5.85%, 6/15/2042 (l)	3,718	736

Series 4097, Class ES, IF, IO, 5.95%, 8/15/2042 (l)	5,370	1,087

Series 4103, Class SB, IF, IO, 5.90%, 9/15/2042 (l)	5,829	1,152

Series 4425, Class SA, IF, IO, 5.90%, 1/15/2045 (l)	6,122	1,174

Series 4594, Class SG, IF, IO, 5.85%, 6/15/2046 (l)	5,144	1,170

Series 4606, Class SB, IF, IO, 5.85%, 8/15/2046 (l)	9,257	2,057

Series 4614, Class SK, IF, IO, 5.85%, 9/15/2046 (l)	16,553	3,755

Series 4616, Class HS, IF, IO, 5.85%, 9/15/2046 (l)	6,824	1,264

Series 4703, Class SA, IF, IO, 6.00%, 7/15/2047 (l)	10,064	2,193

Series 4718, Class SD, IF, IO, 6.00%, 9/15/2047 (l)	5,586	1,161

Series 4768, Class SG, IF, IO, 6.05%, 3/15/2048 (l)	4,385	851

Series 4820, Class ES, IF, IO, 6.05%, 3/15/2048 (l)	3,642	496

Series 4834, Class SA, IF, IO, 6.00%, 10/15/2048 (l)	7,826	1,176

Series 4937, Class MS, IF, IO, 5.90%, 12/25/2049 (l)	10,567	1,989

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	97

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 4839, Class WS, IF, IO, 5.95%, 8/15/2056 (l)	10,359	2,713

FHLMC, STRIPS

Series 264, Class S1, IF, IO, 5.80%, 7/15/2042 (l)	3,784	628

Series 274, Class S1, IF, IO, 5.85%, 8/15/2042 (l)	5,058	969

Series 278, Class S1, IF, IO, 5.90%, 9/15/2042 (l)	4,737	942

Series 279, Class S6, IF, IO, 5.90%, 9/15/2042 (l)	3,590	745

Series 300, Class S1, IF, IO, 5.95%, 1/15/2043 (l)	4,353	840

Series 311, Class S1, IF, IO, 5.80%, 8/15/2043 (l)	2,473	415

Series 316, Class S7, IF, IO, 5.95%, 11/15/2043 (l)	3,904	689

Series 326, Class S2, IF, IO, 5.80%, 3/15/2044 (l)	5,052	986

Series 336, Class S1, IF, IO, 5.90%, 8/15/2044 (l)	3,284	648

Series 337, Class S1, IF, IO, 5.90%, 9/15/2044 (l)	2,457	451

Series 356, Class S5, IF, IO, 5.85%, 9/15/2047 (l)	14,458	3,023

First Horizon Alternative Mortgage Securities Trust

Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	48	45

FNMA, Connecticut Avenue Securities

Series 2017-C01, Class 1B1, 5.90%, 7/25/2029 (l)	1,820	1,870

Series 2017-C05, Class 1M2, 2.37%, 1/25/2030 (l)	9,897	9,774

Series 2017-C06, Class 1M2, 2.80%, 2/25/2030 (l)	2,996	2,975

Series 2017-C07, Class 2M2, 2.65%, 5/25/2030 (l)	1,904	1,884

Series 2018-C01, Class 1M2, 2.40%, 7/25/2030 (l)	6,598	6,499

Series 2018-C02, Class 2M2, 2.35%, 8/25/2030 (l)	328	318

Series 2018-C03, Class 1M2, 2.32%, 10/25/2030 (l)	4,523	4,415

Series 2018-C04, Class 2M2, 2.70%, 12/25/2030 (l)	11,045	10,830

Series 2018-C05, Class 1M2, 2.50%, 1/25/2031 (l)	6,330	6,180

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

FNMA, REMIC

Series 2011-126, Class SM, IF, IO, 5.80%, 12/25/2041 (l)	4,494	798

Series 2012-20, Class SL, IF, IO, 6.30%, 3/25/2042 (l)	5,513	1,032

Series 2012-35, Class SN, IF, IO, 6.30%, 4/25/2042 (l)	6,062	1,257

Series 2012-75, Class DS, IF, IO, 5.80%, 7/25/2042 (l)	5,597	1,116

Series 2012-128, Class MS, IF, IO, 6.00%, 11/25/2042 (l)	2,003	512

Series 2013-124, Class SB, IF, IO, 5.80%, 12/25/2043 (l)	5,861	1,161

Series 2013-136, Class SB, IF, IO, 5.75%, 1/25/2044 (l)	6,200	1,202

Series 2015-35, Class SA, IF, IO, 5.45%, 6/25/2045 (l)	5,803	1,037

Series 2015-37, Class ST, IF, IO, 5.47%, 6/25/2045 (l)	5,251	986

Series 2016-1, Class SJ, IF, IO, 6.00%, 2/25/2046 (l)	13,555	2,463

Series 2016-77, Class SA, IF, IO, 5.85%, 10/25/2046 (l)	4,815	921

Series 2017-1, Class SA, IF, IO, 5.90%, 2/25/2047 (l)	4,890	1,043

Series 2017-16, Class SM, IF, IO, 5.90%, 3/25/2047 (l)	3,034	626

Series 2017-37, Class AS, IF, IO, 5.95%, 5/25/2047 (l)	14,148	3,050

Series 2018-14, Class SA, IF, IO, 6.05%, 3/25/2048 (l)	10,050	1,850

Series 2018-15, Class JS, IF, IO, 6.05%, 3/25/2048 (l)	6,106	1,126

Series 2018-16, Class SN, IF, IO, 6.10%, 3/25/2048 (l)	2,705	477

Series 2018-27, Class SE, IF, IO, 6.05%, 5/25/2048 (l)	3,985	924

Series 2018-60, Class SK, IF, IO, 5.55%, 8/25/2048 (l)	4,623	855

Series 2018-73, Class SC, IF, IO, 6.05%, 10/25/2048 (l)	9,391	1,859

Series 2019-9, Class SM, IF, IO, 5.90%, 3/25/2049 (l)	6,237	1,005

Series 2019-20, Class BS, IF, IO, 5.90%, 5/25/2049 (l)	2,620	315

Fremont Home Loan Trust Series 2004-A, Class M1, 0.97%, 1/25/2034 ‡ (l)	2,663	2,626

GCAT LLC Series 2019-NQM1, Class M1, 3.85%, 2/25/2059 ‡ (c) (l)	2,500	2,489

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

GCAT Trust

Series 2019-NQM2, Class M1, 3.31%, 9/25/2059 ‡ (c) (l)	10,000	10,070

Series 2019-NQM2, Class B1, 4.01%, 9/25/2059 ‡ (c) (l)	5,000	4,985

Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 ‡ (c) (l)	3,000	2,913

GMACM Mortgage Loan Trust

Series 2004-AR2, Class 3A, 3.45%, 8/19/2034 (l)	420	394

Series 2005-AR1, Class 3A, 4.30%, 3/18/2035 (l)	143	139

GNMA

Series 2014-25, Class HS, IF, IO, 5.95%, 2/20/2044 (l)	3,632	848

Series 2015-124, Class SB, IF, IO, 6.10%, 9/20/2045 (l)	6,473	1,437

Series 2015-149, Class GS, IF, IO, 6.10%, 10/20/2045 (l)	5,769	1,328

Series 2016-111, Class SA, IF, IO, 5.95%, 8/20/2046 (l)	3,188	740

Series 2016-120, Class NS, IF, IO, 5.95%, 9/20/2046 (l)	8,554	1,891

Series 2017-11, Class AS, IF, IO, 5.95%, 1/20/2047 (l)	3,744	759

Series 2017-55, Class AS, IF, IO, 6.00%, 4/20/2047 (l)	2,857	542

Series 2017-56, Class SC, IF, IO, 6.00%, 4/20/2047 (l)	5,608	1,136

Series 2017-68, Class SA, IF, IO, 6.00%, 5/20/2047 (l)	5,273	1,075

Series 2017-67, Class ST, IF, IO, 6.05%, 5/20/2047 (l)	8,995	2,229

Series 2017-75, Class SD, IF, IO, 6.05%, 5/20/2047 (l)	2,353	444

Series 2017-80, Class AS, IF, IO, 6.05%, 5/20/2047 (l)	5,564	1,203

Series 2017-93, Class SE, IF, IO, 6.05%, 6/20/2047 (l)	4,026	851

Series 2017-107, Class SL, IF, IO, 6.05%, 7/20/2047 (l)	10,624	2,326

Series 2017-112, Class S, IF, IO, 6.05%, 7/20/2047 (l)	8,999	1,664

Series 2017-120, Class QS, IF, IO, 6.05%, 8/20/2047 (l)	4,709	922

Series 2017-134, Class SB, IF, IO, 6.05%, 9/20/2047 (l)	5,177	885

Series 2017-141, Class QS, IF, IO, 6.05%, 9/20/2047 (l)	10,695	2,097

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2017-149, Class QS, IF, IO, 6.05%, 10/20/2047 (l)	5,397	1,030

Series 2018-1, Class ST, IF, IO, 6.05%, 1/20/2048 (l)	10,135	2,244

Series 2018-11, Class SA, IF, IO, 6.05%, 1/20/2048 (l)	7,321	949

Series 2018-6, Class CS, IF, IO, 6.05%, 1/20/2048 (l)	3,413	782

Series 2018-36, Class SG, IF, IO, 6.05%, 3/20/2048 (l)	9,789	1,705

Series 2018-63, Class SB, IF, IO, 6.05%, 4/20/2048 (l)	2,047	347

Series 2018-64, Class GS, IF, IO, 6.05%, 5/20/2048 (l)	8,196	1,203

Series 2018-65, Class SE, IF, IO, 6.05%, 5/20/2048 (l)	8,644	1,630

Series 2018-92, Class SH, IF, IO, 6.05%, 7/20/2048 (l)	4,737	816

Series 2018-115, Class DS, IF, IO, 6.05%, 8/20/2048 (l)	12,088	2,328

Series 2018-126, Class CS, IF, IO, 6.05%, 9/20/2048 (l)	7,542	1,252

Series 2018-146, Class S, IF, IO, 6.00%, 10/20/2048 (l)	6,313	893

Series 2018-147, Class SD, IF, IO, 6.00%, 10/20/2048 (l)	14,059	2,283

Series 2018-168, Class SA, IF, IO, 5.95%, 12/20/2048 (l)	5,350	891

Series 2019-16, Class SB, IF, IO, 5.90%, 2/20/2049 (l)	9,927	1,466

Series 2019-22, Class SM, IF, IO, 5.90%, 2/20/2049 (l)	21,550	4,192

Series 2019-23, Class JS, IF, IO, 5.90%, 2/20/2049 (l)	7,552	1,054

Series 2019-30, Class SA, IF, IO, 5.90%, 3/20/2049 (l)	11,498	1,715

Series 2019-38, Class SN, IF, IO, 5.90%, 3/20/2049 (l)	9,780	2,035

Series 2019-41, Class CS, IF, IO, 5.90%, 3/20/2049 (l)	9,650	1,092

Series 2019-42, Class SJ, IF, IO, 5.90%, 4/20/2049 (l)	10,420	1,504

Series 2019-56, Class GS, IF, IO, 6.00%, 5/20/2049 (l)	6,097	1,197

Series 2019-69, Class DS, IF, IO, 5.95%, 6/20/2049 (l)	6,974	1,220

Series 2019-70, Class SM, IF, IO, 5.95%, 6/20/2049 (l)	6,663	1,214

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	99

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2020-76, Class SL, IF, IO, 6.00%, 5/20/2050 (l)	8,216	1,938

GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (c) (l)	1,373	679

GSR Mortgage Loan Trust

Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	259	273

Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	224	219

Series 2005-AR3, Class 6A1, 3.56%, 5/25/2035 (l)	107	102

Series 2005-AR4, Class 3A5, 3.61%, 7/25/2035 (l)	1,701	1,488

Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	1,049	1,103

Series 2005-AR7, Class 6A1, 2.95%, 11/25/2035 (l)	972	962

Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	774	569

Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	1,253	922

Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	657	653

Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	337	300

HarborView Mortgage Loan Trust Series 2005-11, Class 2A1A, 0.77%, 8/19/2045 (l)	240	233

Homeward Opportunities Fund I Trust

Series 2018-2, Class A1, 3.98%, 11/25/2058 (c) (l)	2,408	2,493

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (c) (l)	2,000	2,022

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (c) (l)	1,850	1,905

Series 2019-3, Class B1, 4.02%, 11/25/2059 ‡ (c) (l)	4,970	4,971

Impac CMB Trust

Series 2004-5, Class 1A1, 0.87%, 10/25/2034 (l)	510	525

Series 2004-6, Class 1A2, 0.93%, 10/25/2034 (l)	1,185	1,178

Series 2004-5, Class 1M2, 1.02%, 10/25/2034 ‡ (l)	177	172

Series 2004-7, Class 1A2, 1.07%, 11/25/2034 (l)	563	566

Series 2004-9, Class 1A1, 0.91%, 1/25/2035 (l)	2,237	2,235

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2004-10, Class 2A, 0.79%, 3/25/2035 (l)	707	653

Series 2004-10, Class 3A1, 0.85%, 3/25/2035 (l)	2,356	2,283

Series 2005-1, Class 1A1, 0.67%, 4/25/2035 (l)	445	436

Series 2005-2, Class 1A2, 0.77%, 4/25/2035 (l)	477	463

Series 2005-1, Class 1A2, 0.77%, 4/25/2035 (l)	545	532

Series 2005-4, Class 1A1A, 0.69%, 5/25/2035 (l)	351	350

Impac Secured Assets CMN Owner Trust Series 2003-2, Class A4, 3.75%, 8/25/2033	274	269

Impac Secured Assets Trust

Series 2007-3, Class A1B, 0.39%, 9/25/2037 (l)	2,688	2,290

Series 2007-3, Class A1C, 0.51%, 9/25/2037 (l)	4,504	3,686

IndyMac INDX Mortgage Loan Trust

Series 2005-AR3, Class 3A1, 3.31%, 4/25/2035 (l)	335	334

Series 2005-AR14, Class 2A1A, 0.45%, 7/25/2035 (l)	1,095	1,019

Series 2007-AR21, Class 6A1, 3.04%, 9/25/2037 (l)	5,465	4,528

JP Morgan Alternative Loan Trust Series 2006-A2, Class 1A1, 0.33%, 5/25/2036 (l)	3,435	3,166

JP Morgan Mortgage Trust

Series 2006-S2, Class 2A1, 5.00%, 6/25/2021	30	27

Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	22	22

Series 2007-S3, Class 2A3, 6.00%, 8/25/2022	26	27

Series 2004-A6, Class 1A1, 3.20%, 12/25/2034 (l)	136	135

Series 2005-A3, Class 6A6, 3.79%, 6/25/2035 (l)	342	343

Series 2007-A1, Class 2A2, 3.12%, 7/25/2035 (l)	261	264

Series 2005-A6, Class 1A2, 2.97%, 9/25/2035 (l)	311	313

Series 2005-A8, Class 1A1, 2.95%, 11/25/2035 (l)	136	123

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-A8, Class 4A1, 3.05%, 11/25/2035 (l)	1,791	1,635

Series 2006-A7, Class 2A4, 3.46%, 1/25/2037 (l)	685	632

Series 2007-S1, Class 2A17, 0.48%, 3/25/2037 (l)	4,636	1,459

Lehman Mortgage Trust

Series 2005-2, Class 2A5, 5.50%, 12/25/2035	1,029	873

Series 2007-7, Class 5A7, 6.50%, 8/25/2037	8,819	6,366

Lehman XS Trust

Series 2005-5N, Class 3A1A, 0.45%, 11/25/2035 (l)	4,408	4,329

Series 2005-7N, Class 1A1A, 0.69%, 12/25/2035 (l)	4,005	3,879

LHOME Mortgage Trust

Series 2019-RTL2, Class A2, 4.34%, 3/25/2024 (c) (i)	580	573

Series 2019-RTL3, Class A2, 4.34%, 7/25/2024 (c) (i)	1,340	1,321

MASTR Alternative Loan Trust

Series 2006-3, Class 3A1, 5.50%, 6/25/2021	98	110

Series 2004-8, Class 1A1, 6.50%, 9/25/2034	369	389

Series 2004-12, Class 3A1, 6.00%, 12/25/2034	889	921

Series 2005-3, Class 1A1, 5.50%, 4/25/2035	268	272

Series 2005-5, Class 3A1, 5.75%, 8/25/2035	254	187

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	599	537

Merrill Lynch Mortgage Investors Trust

Series 2005-1, Class 2A1, 2.57%, 4/25/2035 (l)	76	74

Series 2005-1, Class 2A2, 2.57%, 4/25/2035 (l)	241	234

Series 2006-1, Class 2A1, 2.71%, 2/25/2036 (l)	1,048	1,075

Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	265	178

Morgan Stanley Mortgage Loan Trust

Series 2006-2, Class 1A, 5.25%, 2/25/2021	585	575

Series 2004-8AR, Class 4A1, 2.85%, 10/25/2034 (l)	866	900

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2004-9, Class 1A, 5.46%, 11/25/2034 (l)	597	646

Series 2005-4, Class 1A, 5.00%, 8/25/2035	22	22

MortgageIT Trust

Series 2005-3, Class A1, 0.75%, 8/25/2035 (l)	2,464	2,426

Series 2005-5, Class A1, 0.67%, 12/25/2035 (l)	348	345

New Residential Mortgage Loan Trust

Series 2019-NQM2, Class M1, 4.27%, 4/25/2049 ‡ (c) (l)	2,000	2,056

Series 2019-NQM4, Class B1, 3.74%, 9/25/2059 ‡ (c) (l)	2,500	2,454

Series 2019-NQM4, Class B2, 5.02%, 9/25/2059 ‡ (c) (l)	4,000	3,769

Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 ‡ (c) (l)	2,041	2,013

Series 2020-NQM1, Class M1, 3.21%, 1/26/2060 ‡ (c) (l)	3,600	3,571

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-WF1, Class 2A5, 5.16%, 3/25/2035 (i)	12	12

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-4, Class 1A2, 0.54%, 11/25/2035 (l)	165	165

Series 2005-5, Class 1APT, 0.43%, 12/25/2035 (l)	1,680	1,578

Opteum Mortgage Acceptance Corp. Trust

Series 2006-1, Class 1APT, 0.36%, 4/25/2036 (l)	549	526

Series 2006-1, Class 1AC1, 0.45%, 4/25/2036 (l)	1,963	1,873

PMT Credit Risk Transfer Trust Series 2019-2R, Class A, 2.90%, 5/27/2023 (c) (l)	594	559

PRPM LLC

Series 2020-2, Class A1, 3.67%, 8/25/2025 (c) (i)	3,194	3,192

Series 2020-3, Class A2, 5.07%, 9/25/2025 (c) (i)	8,500	8,493

RALI Trust

Series 2003-QS20, Class CB, 5.00%, 11/25/2018	3	3

Series 2005-QA5, Class A2, 4.90%, 4/25/2035 (l)	1,556	1,546

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	101

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-QS17, Class A3, 6.00%, 12/25/2035	892		878

Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	1,467		1,477

Series 2006-QS4, Class A2, 6.00%, 4/25/2036	1,598		1,538

Series 2006-QS17, Class A5, 6.00%, 12/25/2036	2,555		2,468

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	4		5

Series 2005-A3, Class A2, 5.50%, 4/25/2035	3,007		2,576

Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	1,904		1,744

Series 2005-A14, Class A1, 5.50%, 12/25/2035	161		120

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	3,289		2,338

Series 2007-A5, Class 2A2, 6.00%, 5/25/2037	7,884		6,393

Residential Mortgage Loan Trust Series 2019-2, Class M1, 3.86%, 5/25/2059 (c) (l)	1,700		1,737

RFMSI Trust

Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	—	(m)	—	(m)

Series 2005-SA1, Class 3A, 2.66%, 3/25/2035 (l)	70		70

Series 2005-S7, Class A6, 5.50%, 11/25/2035	116		109

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	2,024		1,947

Series 2006-SA4, Class 2A1, 4.88%, 11/25/2036 (l)	1,977		1,766

Seasoned Credit Risk Transfer Trust

Series 2017-3, Class AIO, IO, 0.02%, 7/25/2056 (l)	274,149		247

Sequoia Mortgage Trust Series 2007-3, Class 1A1, 0.35%, 7/20/2036 (l)	610		586

Spruce Hill Mortgage Loan Trust

Series 2019-SH1, Class A1, 3.40%, 4/29/2049 (c) (l)	1,729		1,745

Series 2019-SH1, Class A3, 3.65%, 4/29/2049 (c) (l)	2,183		2,199

STACR Trust Series 2018-DNA2, Class M2, 2.33%, 12/25/2030 ‡ (c) (l)	11,100		10,860

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

STACR Trust 2018-DNA3 Series 2018-DNA3, Class M2, 2.27%, 9/25/2048 ‡ (c) (l)	8,000	7,807

Starwood Mortgage Residential Trust

Series 2018-IMC1, Class A1, 3.79%, 3/25/2048 (c) (l)	3,356	3,375

Series 2018-IMC1, Class B1, 5.29%, 3/25/2048 (c) (l)	5,661	5,887

Series 2019-IMC1, Class B1, 5.05%, 2/25/2049 (c) (l)	1,599	1,580

Series 2019-1, Class M1, 3.76%, 6/25/2049 ‡ (c) (l)	6,250	6,311

Series 2020-1, Class B1, 3.73%, 2/25/2050 ‡ (c) (l)	5,410	5,387

Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 1A1, 3.11%, 2/25/2035 (l)	330	324

Structured Asset Mortgage Investments II Trust

Series 2005-AR3, Class 1A1, 0.69%, 8/25/2035 (l)	2,912	2,983

Series 2007-AR7, Class 1A1, 1.00%, 5/25/2047 (l)	3,482	2,682

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (c) (i)	4,347	4,361

Verus Securitization Trust

Series 2018-INV1, Class B1, 4.55%, 3/25/2058 ‡ (c) (l)	5,000	5,076

Series 2018-3, Class A1, 4.11%, 10/25/2058 (c) (l)	2,364	2,421

Series 2019-2, Class B1, 4.44%, 5/25/2059 ‡ (c) (l)	1,700	1,576

Series 2019-INV2, Class M1, 3.50%, 7/25/2059 ‡ (c) (l)	2,000	2,023

Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (c) (l)	2,000	1,936

Series 2019-INV3, Class B1, 3.73%, 11/25/2059 ‡ (c) (l)	5,000	4,929

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 ‡ (c) (l)	1,000	1,001

Series 2019-INV1, Class B1, 4.99%, 12/25/2059 ‡ (c)	4,100	4,024

Series 2020-1, Class M1, 3.02%, 1/25/2060 ‡ (c) (l)	1,700	1,690

Series 2020-5, Class B1, 3.71%, 5/25/2065 (c) (l)	2,400	2,400

Series 2020-5, Class B2, 4.71%, 5/25/2065 (c) (l)	1,400	1,400

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-AR11, Class A, 2.81%, 10/25/2034 (l)	1,000	1,005

Series 2005-AR5, Class A6, 3.62%, 5/25/2035 (l)	2,229	2,259

Series 2005-AR7, Class A3, 2.95%, 8/25/2035 (l)	3,335	3,396

Series 2005-AR10, Class 1A3, 3.03%, 9/25/2035 (l)	1,875	1,990

Series 2005-AR14, Class 1A3, 3.37%, 12/25/2035 (l)	1,446	1,431

Series 2005-AR14, Class 1A4, 3.37%, 12/25/2035 (l)	964	954

Series 2005-AR16, Class 1A1, 3.68%, 12/25/2035 (l)	600	589

Series 2005-AR18, Class 1A3A, 3.66%, 1/25/2036 (l)	65	66

Series 2006-AR2, Class 1A1, 3.69%, 3/25/2036 (l)	282	270

Series 2004-AR10, Class A1B, 0.57%, 7/25/2044 (l)	839	826

Series 2005-AR15, Class A1A1, 0.41%, 11/25/2045 (l)	39	38

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2006-3, Class 5A2, 5.50%, 3/25/2021	360	360

Series 2007-1, Class 2A1, 6.00%, 1/25/2022	480	455

Series 2005-1, Class 1A3, 5.50%, 3/25/2035	779	766

Series 2005-4, Class CB7, 5.50%, 6/25/2035	521	494

Series 2005-10, Class 2A5, 5.75%, 11/25/2035	2,500	2,392

Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	810	813

Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	199	179

Series 2007-1, Class 1A7, 0.75%, 2/25/2037 (l)	3,514	2,423

Wells Fargo Mortgage-Backed Securities Trust

Series 2006-AR19, Class A3, 3.48%, 12/25/2036 (l)	198	184

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2007-15, Class A1, 6.00%, 11/25/2037	250	250

		731,257

Total Collateralized Mortgage Obligations (Cost $734,780)		736,702

Equity-Linked Notes — 4.2%

Goldman Sachs International, ELN, 8.00%, 12/11/2020, (linked to Russell 2000 Index) (c)	165	253,998

UBS AG, ELN, 7.00%, 11/20/2020, (linked to Russell 2000 Index) (c)	166	254,754

Total Equity-Linked Notes (Cost $502,770)		508,752

Asset-Backed Securities — 3.5%

Cayman Islands — 0.0% (f)

BlueMountain CLO Ltd.

Series 2012-2A, Class DR2, 3.15%, 11/20/2028 ‡ (c) (l)	750	686

Series 2018-3A, Class D, 3.46%, 10/25/2030 ‡ (c) (l)	685	629

Voya CLO Ltd. Series 2016-3A, Class CR, 3.47%, 10/18/2031 ‡ (c) (l)	550	499

		1,814

United States — 3.5%

ABFC Trust

Series 2003-OPT1, Class A1A, 0.97%, 4/25/2033 ‡ (l)	184	176

Series 2004-OPT3, Class M1, 0.90%, 9/25/2033 ‡ (l)	587	572

Series 2004-HE1, Class M1, 1.05%, 3/25/2034 ‡ (l)	1,030	1,020

Series 2005-WF1, Class M1, 0.69%, 11/25/2034 ‡ (l)	453	451

ACC Trust

Series 2019-1, Class A, 3.75%, 5/20/2022 (c)	195	196

Series 2019-1, Class B, 4.47%, 10/20/2022 (c)	3,145	3,154

Series 2019-1, Class C, 6.41%, 2/20/2024 (c)	2,050	2,019

Accredited Mortgage Loan Trust

Series 2004-4, Class M1, 1.02%, 1/25/2035 ‡ (l)	670	643

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	103

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

ACE Securities Corp. Home Equity Loan Trust

Series 2003-FM1, Class M1, 1.44%, 11/25/2032 ‡ (l)	699	702

Series 2003-NC1, Class M1, 1.32%, 7/25/2033 ‡ (l)	411	409

Series 2003-HE1, Class M1, 1.12%, 11/25/2033 (l)	923	918

Series 2003-OP1, Class M1, 1.20%, 12/25/2033 ‡ (l)	2,724	2,680

Series 2004-OP1, Class M2, 1.72%, 4/25/2034 ‡ (l)	2,869	2,818

Series 2004-HE4, Class M2, 1.12%, 12/25/2034 ‡ (l)	1,114	1,093

American Credit Acceptance Receivables Trust

Series 2018-3, Class E, 5.17%, 10/15/2024 (c)	1,545	1,610

Series 2017-4, Class E, 5.02%, 12/10/2024 (c)	420	431

Series 2018-4, Class D, 4.40%, 1/13/2025 (c)	3,280	3,407

Series 2018-4, Class E, 5.38%, 1/13/2025 (c)	725	764

Series 2019-2, Class D, 3.41%, 6/12/2025 (c)	610	631

Series 2019-2, Class E, 4.29%, 6/12/2025 (c)	480	499

Series 2018-3, Class F, 6.44%, 6/12/2025 (c)	1,255	1,306

Series 2018-4, Class F, 6.94%, 10/13/2025 (c)	1,045	1,102

Series 2019-1, Class F, 6.06%, 12/12/2025 (c)	1,630	1,671

Series 2020-2, Class C, 3.88%, 4/13/2026 (c)	1,000	1,058

Series 2019-3, Class F, 5.42%, 5/12/2026 (c)	1,210	1,229

Series 2020-2, Class D, 5.65%, 5/13/2026 (c)	900	989

Series 2019-2, Class F, 5.81%, 6/12/2026 (c)	510	510

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2002-AR1, Class M1, 1.21%, 9/25/2032 ‡ (l)	332	335

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities

Series 2004-R1, Class A2, 0.75%, 2/25/2034 ‡ (l)	681	640

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2004-R1, Class M1, 0.94%, 2/25/2034 ‡ (l)	1,778	1,716

Series 2004-R1, Class M2, 1.02%, 2/25/2034 ‡ (l)	319	306

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-W3, Class A3, 0.97%, 2/25/2034 ‡ (l)	1,304	1,258

Series 2004-W2, Class M2, 2.02%, 4/25/2034 ‡ (l)	475	476

Series 2004-W2, Class M3, 2.25%, 4/25/2034 ‡ (l)	350	351

Series 2004-W7, Class M2, 1.05%, 5/25/2034 ‡ (l)	378	373

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2001-HE3, Class A1, 0.69%, 11/15/2031 (l)	1,228	1,203

Series 2003-HE3, Class M2, 3.15%, 6/15/2033 ‡ (l)	32	32

Series 2003-HE4, Class M1, 1.39%, 8/15/2033 (l)	1,189	1,186

Series 2003-HE4, Class M2, 3.15%, 8/15/2033 ‡ (l)	693	698

Series 2004-HE2, Class M2, 2.02%, 4/25/2034 ‡ (l)	1,171	1,165

Series 2004-HE7, Class M2, 1.72%, 10/25/2034 ‡ (l)	829	843

Series 2005-HE6, Class M4, 1.11%, 7/25/2035 ‡ (l)	474	475

Bayview Financial Acquisition Trust

Series 2006-D, Class 1A5, 5.67%, 12/28/2036 ‡ (i)	139	150

Bayview Financial Mortgage Pass-Through Trust Series 2006-C, Class 1A2, 5.64%, 11/28/2036 ‡ (i)	17	17

Bear Stearns Asset-Backed Securities I Trust

Series 2004-HE6, Class M2, 2.02%, 8/25/2034 ‡ (l)	2,203	2,195

Series 2004-HE11, Class M2, 1.72%, 12/25/2034 ‡ (l)	690	692

Bear Stearns Asset-Backed Securities Trust

Series 2003-SD1, Class A, 1.05%, 12/25/2033 ‡ (l)	375	366

Series 2003-SD1, Class M1, 1.42%, 12/25/2033 ‡ (l)	388	379

Series 2004-HE2, Class M2, 1.95%, 3/25/2034 ‡ (l)	696	704

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Series 2003-1, Class M1, 1.80%, 11/25/2042 ‡ (l)	257	263

Series 2004-SD4, Class A1, 1.05%, 8/25/2044 ‡ (l)	1,124	1,121

CDC Mortgage Capital Trust Series 2003-HE1, Class M1, 1.50%, 8/25/2033 (l)	244	244

Centex Home Equity Loan Trust

Series 2004-A, Class M1, 0.75%, 1/25/2034 ‡ (l)	2,751	2,710

Series 2004-C, Class M2, 0.94%, 6/25/2034 ‡ (l)	491	468

Series 2004-D, Class MV2, 0.84%, 9/25/2034 ‡ (l)	169	168

Series 2004-D, Class MF2, 5.56%, 9/25/2034 ‡ (i)	603	631

Series 2004-D, Class MF3, 5.76%, 9/25/2034 ‡ (i)	1,640	1,707

Chase Funding Loan Acquisition Trust

Series 2004-AQ1, Class M1, 1.24%, 5/25/2034 ‡ (l)	1,116	1,078

Series 2004-OPT1, Class M2, 1.65%, 6/25/2034 ‡ (l)	341	338

Chase Funding Trust

Series 2003-5, Class 1M2, 5.64%, 9/25/2032 ‡ (l)	131	130

Series 2003-4, Class 2M1, 1.05%, 3/25/2033 ‡ (l)	62	61

Series 2004-1, Class 1M1, 4.73%, 5/25/2033 ‡	841	871

Series 2003-4, Class 1A5, 5.08%, 5/25/2033 ‡ (i)	892	927

Series 2004-1, Class 2M1, 0.90%, 9/25/2033 ‡ (l)	173	172

Series 2003-6, Class 2A2, 0.73%, 11/25/2034 ‡ (l)	2,061	1,941

Series 2003-6, Class 2M1, 0.90%, 11/25/2034 ‡ (l)	1,019	1,019

Series 2004-2, Class 1M1, 5.70%, 2/26/2035 ‡ (l)	1,803	1,874

CHEC Loan Trust Series 2004-1, Class M1, 1.05%, 7/25/2034 ‡ (c) (l)	854	820

Citifinancial Mortgage Securities, Inc.

Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (i)	2,593	2,695

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Citigroup Mortgage Loan Trust, Inc.

Series 2005-OPT1, Class M4, 1.20%, 2/25/2035 ‡ (l)	186	179

Series 2005-WF2, Class AF7, 5.25%, 8/25/2035 ‡ (i)	37	37

Conn’s Receivables Funding LLC

Series 2018-A, Class B, 4.65%, 1/15/2023 ‡ (c)	79	79

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (c)	62	62

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (c)	869	871

Series 2019-A, Class C, 5.29%, 10/16/2023 (c)	1,288	1,268

Series 2019-B, Class B, 3.62%, 6/17/2024 ‡ (c)	920	911

Consumer Loan Underlying Bond Certificate Issuer Trust I

Series 2020-9, Class PT, 8.34%, 4/15/2045 (c) (l)	6,630	6,180

Series 2020-8, Class PT, HB, 24.57%, 4/17/2045 (c) (l)	2,655	2,319

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 1.27%, 12/25/2032 ‡ (l)	450	450

Series 2004-2, Class M1, 0.90%, 5/25/2034 ‡ (l)	2,839	2,824

Series 2004-3, Class M1, 0.90%, 6/25/2034 ‡ (l)	427	414

Series 2004-3, Class M2, 0.97%, 6/25/2034 ‡ (l)	397	389

Series 2004-BC4, Class M1, 1.20%, 11/25/2034 ‡ (l)	118	118

Series 2004-ECC2, Class M2, 1.12%, 12/25/2034 ‡ (l)	269	269

Series 2005-12, Class M2, 0.64%, 2/25/2036 ‡ (l)	2,065	2,056

Series 2005-AB4, Class 2A1, 0.42%, 3/25/2036 ‡ (l)	1,567	1,461

Series 2006-19, Class 2A2, 0.31%, 3/25/2037 ‡ (l)	4,334	4,276

Countrywide Partnership Trust

Series 2004-EC1, Class M2, 1.09%, 1/25/2035 ‡ (l)	554	537

Credit Acceptance Auto Loan Trust

Series 2019-3A, Class B, 2.86%, 1/16/2029 (c)	1,500	1,560

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	105

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Credit-Based Asset Servicing and Securitization LLC

Series 2004-CB2, Class M1, 0.93%, 7/25/2033 ‡ (l)	1,072	1,038

Series 2003-CB6, Class M1, 1.20%, 12/25/2033 ‡ (l)	1,824	1,809

CWABS Asset-Backed Certificates Trust

Series 2005-11, Class AF6, 5.05%, 2/25/2036 ‡ (l)	351	357

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M3, 1.12%, 2/25/2034 ‡ (l)	874	872

Series 2004-1, Class M2, 0.97%, 3/25/2034 ‡ (l)	487	483

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M2, 1.15%, 7/25/2034 ‡ (l)	1,213	1,210

Series 2004-6, Class M2, 1.12%, 10/25/2034 ‡ (l)	454	445

Drive Auto Receivables Trust

Series 2019-4, Class A2A, 2.32%, 6/15/2022	50	50

Series 2019-3, Class C, 2.90%, 8/15/2025	2,390	2,462

Series 2019-3, Class D, 3.18%, 10/15/2026	2,010	2,090

DT Auto Owner Trust

Series 2019-1A, Class D, 3.87%, 11/15/2024 (c)	3,285	3,404

Series 2018-2A, Class E, 5.54%, 6/16/2025 (c)	685	707

Series 2018-3A, Class E, 5.33%, 11/17/2025 (c)	2,732	2,861

Series 2019-1A, Class E, 4.94%, 2/17/2026 (c)	3,690	3,800

Series 2019-2A, Class E, 4.46%, 5/15/2026 (c)	4,167	4,322

Series 2019-3A, Class E, 3.85%, 8/17/2026 (c)	3,900	3,984

Exeter Automobile Receivables Trust

Series 2018-2A, Class D, 4.04%, 3/15/2024 (c)	4,000	4,090

Series 2019-2A, Class D, 3.71%, 3/17/2025 (c)	620	648

Series 2018-2A, Class E, 5.33%, 5/15/2025 (c)	1,300	1,349

Series 2018-4A, Class E, 5.38%, 7/15/2025 (c)	1,050	1,091

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2019-3A, Class D, 3.11%, 8/15/2025 (c)	2,385	2,451

Series 2019-1A, Class E, 5.20%, 1/15/2026 (c)	4,340	4,549

Series 2019-2A, Class E, 4.68%, 5/15/2026 (c)	10,840	11,284

Series 2019-3A, Class E, 4.00%, 8/17/2026 (c)	2,333	2,384

Series 2020-1A, Class E, 3.74%, 1/15/2027 (c)	2,690	2,725

FFMLT Trust Series 2005-FF11, Class M1, 0.79%, 11/25/2035 ‡ (l)	3,037	3,024

Finance America Mortgage Loan Trust

Series 2004-3, Class M2, 1.09%, 11/25/2034 ‡ (l)	140	128

First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 0.97%, 5/25/2034 ‡ (l)	547	537

First Franklin Mortgage Loan Trust

Series 2003-FF5, Class M1, 1.05%, 3/25/2034 ‡ (l)	2,723	2,709

Series 2004-FF5, Class A1, 0.87%, 8/25/2034 ‡ (l)	1,404	1,395

Series 2005-FF10, Class A1, 0.45%, 11/25/2035 ‡ (l)	6,499	6,327

Series 2006-FF8, Class IIA3, 0.30%, 7/25/2036 ‡ (l)	162	162

Flagship Credit Auto Trust Series 2016-3, Class E, 6.25%, 10/15/2023 (c)	1,460	1,494

Ford Credit Auto Owner Trust

Series 2020-B, Class A2, 0.50%, 2/15/2023	313	313

Series 2019-B, Class A3, 2.23%, 10/15/2023	154	157

FREED ABS Trust

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (c)	2,126	2,129

Series 2019-1, Class C, 5.39%, 6/18/2026 ‡ (c)	1,760	1,767

Fremont Home Loan Trust

Series 2003-A, Class M1, 1.12%, 8/25/2033 ‡ (l)	1,467	1,422

Series 2002-1, Class M1, 1.40%, 8/25/2033 ‡ (l)	1,357	1,365

Series 2004-B, Class M2, 1.09%, 5/25/2034 ‡ (l)	366	367

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Series 2004-2, Class M2, 1.08%, 7/25/2034 (l)	342	341

Series 2004-C, Class M1, 1.12%, 8/25/2034 ‡ (l)	648	620

Series 2004-D, Class M1, 1.02%, 11/25/2034 (l)	1,561	1,534

Series 2004-D, Class M2, 1.05%, 11/25/2034 (l)	226	216

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class A, 2.47%, 11/15/2023 (c)	385	389

Series 2019-1A, Class C, 3.87%, 12/16/2024 (c)	1,485	1,541

Series 2019-4A, Class C, 3.06%, 8/15/2025 (c)	1,050	1,080

Series 2019-1A, Class D, 4.94%, 12/15/2025 (c)	540	560

Series 2019-2A, Class D, 4.52%, 2/17/2026 (c)	1,000	1,031

GM Financial Automobile Leasing Trust Series 2020-3, Class A2A, 0.35%, 11/21/2022	71	71

GSAMP Trust

Series 2003-SEA, Class A1, 0.55%, 2/25/2033 ‡ (l)	758	730

Series 2003-HE1, Class M1, 1.40%, 6/20/2033 ‡ (l)	1,460	1,420

Series 2005-NC1, Class M1, 0.82%, 2/25/2035 ‡ (l)	759	763

Series 2006-FM1, Class A2C, 0.31%, 4/25/2036 ‡ (l)	2,599	2,067

Series 2006-HE4, Class A2C, 0.30%, 6/25/2036 ‡ (l)	249	249

Series 2007-SEA1, Class A, 0.45%, 12/25/2036 ‡ (c) (l)	4,677	4,501

Series 2006-HE3, Class A2C, 0.31%, 5/25/2046 (l)	2,578	2,552

Home Equity Asset Trust

Series 2002-5, Class M1, 1.85%, 5/25/2033 ‡ (l)	2,271	2,270

Series 2003-3, Class M1, 1.44%, 8/25/2033 ‡ (l)	528	525

Series 2004-6, Class M2, 1.05%, 12/25/2034 ‡ (l)	443	438

Home Equity Loan Trust Series 2007-FRE1, Class 2AV3, 0.38%, 4/25/2037 ‡ (l)	12,825	12,184

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Home Equity Mortgage Loan Asset-Backed Trust SPMD

Series 2004-B, Class M2, 1.27%, 11/25/2034 ‡ (l)	353	349

Series 2004-C, Class M1, 0.99%, 3/25/2035 ‡ (l)	5,833	5,658

Series 2004-C, Class M2, 1.05%, 3/25/2035 ‡ (l)	678	622

Honda Auto Receivables Owner Trust

Series 2017-2, Class A3, 1.68%, 8/16/2021	83	83

Hyundai Auto Receivables Trust

Series 2020-C, Class A2, 0.26%, 9/15/2023	156	156

Lendmark Funding Trust

Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (c)	1,110	1,139

Long Beach Mortgage Loan Trust

Series 2001-2, Class M1, 0.71%, 7/25/2031 ‡ (l)	223	221

Series 2002-5, Class M1, 1.39%, 11/25/2032 ‡ (l)	1,754	1,735

Series 2003-4, Class M1, 1.17%, 8/25/2033 ‡ (l)	110	109

Series 2004-3, Class M2, 1.05%, 7/25/2034 ‡ (l)	591	581

Series 2004-3, Class M4, 1.76%, 7/25/2034 ‡ (l)	386	382

Series 2004-3, Class M6, 2.29%, 7/25/2034 (l)	141	141

Series 2004-4, Class M1, 1.05%, 10/25/2034 ‡ (l)	1,018	1,000

Mariner Finance Issuance Trust Series 2018-AA, Class A, 4.20%, 11/20/2030 (c)	2,050	2,059

Marlette Funding Trust Series 2017-3A, Class D, 5.03%, 12/15/2024 ‡ (c)	1,000	1,005

MASTR Asset-Backed Securities Trust

Series 2003-OPT1, Class M3, 4.27%, 12/25/2032 ‡ (l)	2,069	2,080

Series 2004-OPT2, Class M1, 1.05%, 9/25/2034 ‡ (l)	426	419

Series 2004-OPT2, Class M2, 1.12%, 9/25/2034 ‡ (l)	704	693

Series 2005-NC1, Class M2, 0.90%, 12/25/2034 ‡ (l)	493	484

Series 2005-NC1, Class M4, 1.29%, 12/25/2034 ‡ (l)	689	691

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	107

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (c)	4,703	4,228

Mercedes-Benz Auto Lease Trust Series 2019-B, Class A2, 2.01%, 12/15/2021	419	420

Mercedes-Benz Auto Receivables Trust Series 2019-1, Class A2A, 2.04%, 6/15/2022	380	383

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 1.12%, 7/25/2034 (l)	303	296

Series 2004-HE2, Class M1, 1.35%, 8/25/2035 ‡ (l)	147	146

Series 2005-FM1, Class M1, 0.87%, 5/25/2036 (l)	1,084	1,062

Metlife Securitization Trust Series 2017-1A, Class A, 3.00%, 4/25/2055 (c) (l)	5,072	5,343

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (c) (i)	4,019	4,024

Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (c) (i)	8,523	8,549

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (c) (i)	7,409	7,437

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-NC10, Class M1, 1.17%, 10/25/2033 ‡ (l)	514	511

Series 2004-HE1, Class M1, 1.00%, 1/25/2034 ‡ (l)	1,647	1,636

Series 2004-NC3, Class M1, 0.94%, 3/25/2034 ‡ (l)	1,770	1,725

Series 2004-HE3, Class M1, 1.00%, 3/25/2034 ‡ (l)	2,376	2,336

Series 2004-HE2, Class M2, 1.95%, 3/25/2034 ‡ (l)	31	31

Series 2004-HE3, Class M2, 2.02%, 3/25/2034 ‡ (l)	437	434

Series 2004-HE2, Class M3, 2.32%, 3/25/2034 ‡ (l)	1,033	1,001

Series 2004-NC5, Class M1, 1.05%, 5/25/2034 ‡ (l)	3,700	3,580

Series 2004-WMC2, Class M1, 1.06%, 7/25/2034 ‡ (l)	1,323	1,310

Series 2004-WMC2, Class M2, 1.95%, 7/25/2034 ‡ (l)	213	214

Series 2004-NC6, Class M2, 2.02%, 7/25/2034 ‡ (l)	407	406

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2004-HE6, Class M1, 0.97%, 8/25/2034 (l)	414	411

Series 2004-HE6, Class M2, 1.05%, 8/25/2034 ‡ (l)	799	783

Series 2004-HE7, Class M2, 1.09%, 8/25/2034 ‡ (l)	210	209

Series 2004-HE6, Class M3, 1.12%, 8/25/2034 ‡ (l)	529	521

Series 2004-HE7, Class M3, 1.17%, 8/25/2034 ‡ (l)	54	54

Series 2004-HE8, Class M1, 1.11%, 9/25/2034 ‡ (l)	1,745	1,683

Series 2004-HE8, Class M2, 1.17%, 9/25/2034 ‡ (l)	292	283

Series 2004-NC8, Class M3, 1.26%, 9/25/2034 ‡ (l)	416	410

Series 2004-HE8, Class M3, 1.27%, 9/25/2034 ‡ (l)	513	502

Series 2005-HE1, Class M2, 0.85%, 12/25/2034 ‡ (l)	308	278

Series 2005-HE1, Class M3, 0.93%, 12/25/2034 ‡ (l)	832	755

Series 2005-NC1, Class M3, 0.91%, 1/25/2035 ‡ (l)	263	247

Series 2004-WMC3, Class M2, 0.94%, 1/25/2035 ‡ (l)	2,511	2,441

Morgan Stanley Mortgage Loan Trust

Series 2007-5AX, Class 2A2, 0.30%, 2/25/2037 ‡ (l)	3,592	1,446

New Century Home Equity Loan Trust

Series 2003-3, Class M1, 1.33%, 7/25/2033 ‡ (l)	16	16

Series 2003-B, Class M2, 2.62%, 11/25/2033 ‡ (l)	250	251

Series 2004-1, Class M1, 1.03%, 5/25/2034 (l)	1,910	1,860

Series 2004-2, Class M2, 1.08%, 8/25/2034 ‡ (l)	163	160

Series 2004-2, Class M4, 1.95%, 8/25/2034 ‡ (l)	689	686

Series 2004-2, Class M6, 2.40%, 8/25/2034 ‡ (l)	408	407

Series 2004-3, Class M2, 1.12%, 11/25/2034 ‡ (l)	387	386

Series 2004-3, Class M3, 1.21%, 11/25/2034 ‡ (l)	300	299

Series 2004-4, Class M1, 0.91%, 2/25/2035 ‡ (l)	3,237	3,142

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Series 2004-4, Class M2, 0.94%, 2/25/2035 ‡ (l)	361	357

Series 2005-1, Class M3, 0.93%, 3/25/2035 ‡ (l)	292	273

Series 2006-2, Class A2B, 0.31%, 8/25/2036 ‡ (l)	1,386	1,346

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 2.92%, 9/25/2033 ‡ (l)	1,156	1,176

Series 2004-2, Class M4, 1.95%, 9/25/2034 ‡ (l)	1,252	1,217

NRZ Excess Spread-Collateralized Notes

Series 2018-FNT1, Class D, 4.69%, 5/25/2023 ‡ (c)	696	687

Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (c)	570	557

OnDeck Asset Securitization Trust LLC

Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (c)	250	250

OneMain Financial Issuance Trust

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (c)	915	917

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (c)	990	1,017

Option One Mortgage Acceptance Corp. Asset-Backed Certificates

Series 2003-5, Class A2, 0.79%, 8/25/2033 ‡ (l)	347	331

Series 2003-5, Class M2, 2.47%, 8/25/2033 ‡ (l)	65	70

Option One Mortgage Loan Trust

Series 2002-3, Class A1, 0.65%, 8/25/2032 ‡ (l)	2,570	2,507

Series 2002-3, Class A2, 0.69%, 8/25/2032 ‡ (l)	432	422

Series 2004-3, Class M2, 1.00%, 11/25/2034 ‡ (l)	475	464

People’s Choice Home Loan Securities Trust Series 2004-2, Class M3, 1.87%, 10/25/2034 ‡ (l)	1,910	1,881

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 2.50%, 4/25/2023 (c) (l)	2,878	2,768

PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 3.00%, 2/25/2023 (c) (l)	3,715	3,631

Prestige Auto Receivables Trust

Series 2017-1A, Class E, 4.89%, 5/15/2024 (c)	780	803

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2018-1A, Class D, 4.14%, 10/15/2024 (c)	865	900

Series 2018-1A, Class E, 5.03%, 1/15/2026 (c)	635	658

Pretium Mortgage Credit Partners I LLC

Series 2019-NPL2, Class A1, 3.84%, 12/27/2058 ‡ (c) (i)	2,453	2,458

Series 2019-NPL3, Class A2, 4.58%, 7/27/2059 ‡ (c) (i)	2,500	2,457

Series 2020-NPL3, Class A2, 6.41%, 6/27/2060 (c) (i)	14,500	14,500

PRPM LLC

Series 2019-3A, Class A1, 3.35%, 7/25/2024 ‡ (c) (i)	4,025	4,030

Series 2019-4A, Class A1, 3.35%, 11/25/2024 ‡ (c) (i)	3,860	3,870

Series 2020-4, Class A2, 5.19%, 10/25/2025 (c) (i)	7,000	7,000

RAMP Trust

Series 2002-RS2, Class AI5, 5.44%, 3/25/2032 ‡ (l)	349	362

Series 2006-RZ3, Class M1, 0.50%, 8/25/2036 ‡ (l)	5,439	5,293

RASC Trust

Series 2005-EMX1, Class M1, 0.79%, 3/25/2035 ‡ (l)	1,221	1,212

Series 2005-KS2, Class M1, 0.79%, 3/25/2035 ‡ (l)	568	562

Renaissance Home Equity Loan Trust

Series 2002-3, Class M1, 1.65%, 12/25/2032 ‡ (l)	666	653

Series 2003-1, Class M1, 1.65%, 6/25/2033 ‡ (l)	292	289

Series 2003-4, Class M1, 1.00%, 3/25/2034 ‡ (l)	1,404	1,373

Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (i)	755	758

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (i)	103	108

Series 2005-2, Class AV3, 0.52%, 8/25/2035 ‡ (l)	826	777

Santander Prime Auto Issuance Notes Trust

Series 2018-A, Class E, 5.04%, 9/15/2025 (c)	921	928

Series 2018-A, Class F, 6.80%, 9/15/2025 (c)	1,395	1,412

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	109

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-backed Securities — continued

United States — continued

SASCO Mortgage Loan Trust Series 2004-GEL3, Class M1, 1.72%, 8/25/2034 ‡ (l)	668	668

Saxon Asset Securities Trust

Series 2003-3, Class M1, 1.12%, 12/25/2033 ‡ (l)	3,516	3,441

Series 2004-2, Class MV2, 1.95%, 8/25/2035 ‡ (l)	680	678

Series 2005-2, Class M2, 0.81%, 10/25/2035 (l)	2,738	2,674

Securitized Asset-Backed Receivables LLC Trust

Series 2004-NC1, Class M1, 0.93%, 2/25/2034 ‡ (l)	1,687	1,653

Series 2004-OP1, Class M2, 1.80%, 2/25/2034 ‡ (l)	334	336

Series 2005-OP1, Class M2, 0.82%, 1/25/2035 ‡ (l)	482	457

Series 2005-FR2, Class M2, 1.12%, 3/25/2035 ‡ (l)	220	220

Specialty Underwriting & Residential Finance Trust

Series 2004-BC1, Class M2, 1.75%, 2/25/2035 ‡ (l)	316	316

Series 2004-BC3, Class M1, 1.08%, 7/25/2035 ‡ (l)	699	695

Stanwich Mortgage Loan Trust Series 2019-NPB2, Class A1, 3.48%, 11/16/2024 ‡ (c) (i)	4,958	4,949

Structured Asset Investment Loan Trust

Series 2003-BC6, Class M1, 1.27%, 7/25/2033 ‡ (l)	423	422

Series 2003-BC12, Class M1, 1.12%, 11/25/2033 ‡ (l)	10	10

Series 2004-5, Class M3, 1.08%, 5/25/2034 ‡ (l)	135	125

Series 2004-6, Class M1, 1.05%, 7/25/2034 ‡ (l)	578	574

Series 2004-7, Class M1, 1.20%, 8/25/2034 ‡ (l)	783	780

Series 2004-8, Class M2, 1.08%, 9/25/2034 ‡ (l)	357	349

Series 2004-BNC1, Class A5, 1.39%, 9/25/2034 ‡ (l)	174	174

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC4, Class A4, 0.32%, 12/25/2036 ‡ (l)	2,625	2,570

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2006-BC6, Class A4, 0.32%, 1/25/2037 (l)	5,677	5,588

Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	1,889	1,838

Toyota Auto Receivables Owner Trust Series 2020-A, Class A2, 1.67%, 11/15/2022	233	234

Vericrest Opportunity Loan Trust

Series 2019-NPL2, Class A1, 3.97%, 2/25/2049 ‡ (c) (i)	7,611	7,623

Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 ‡ (c) (i)	2,391	2,395

Volvo Financial Equipment LLC Series 2019-2A, Class A2, 2.02%, 8/15/2022 (c)	716	721

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M4, 1.95%, 12/25/2033 (l)	882	876

Series 2004-2, Class M1, 1.05%, 10/25/2034 ‡ (l)	571	554

Series 2004-2, Class M5, 2.02%, 10/25/2034 ‡ (l)	154	154

Series 2004-2, Class M8A, 4.65%, 10/25/2034 ‡ (c) (l)	290	265

Series 2004-2, Class M8B, 5.00%, 10/25/2034 ‡ (c) (l)	290	266

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates

Series 2004-1, Class M2, 0.78%, 4/25/2034 ‡ (l)	284	280

Series 2004-1, Class M4, 1.30%, 4/25/2034 ‡ (l)	630	589

Westlake Automobile Receivables Trust

Series 2019-1A, Class E, 4.49%, 7/15/2024 (c)	2,865	2,995

Series 2018-3A, Class F, 6.02%, 2/18/2025 (c)	3,605	3,691

Series 2019-2A, Class E, 4.02%, 4/15/2025 (c)	1,760	1,795

Series 2019-1A, Class F, 5.67%, 2/17/2026 (c)	1,769	1,825

Series 2019-2A, Class F, 5.00%, 3/16/2026 (c)	1,880	1,860

		418,782

Total Asset-Backed Securities (Cost $407,822)		420,596

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities—2.4%

United States—2.4%

BANK Series 2020-BN28, Class E, 2.50%, 3/15/2063 (c)	3,000	2,434

Benchmark Mortgage Trust

Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (c)	975	753

Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (c)	4,000	3,238

BX Commercial Mortgage Trust

Series 2018-IND, Class E, 1.85%, 11/15/2035 ‡ (c) (l)	455	449

Series 2020-BXLP, Class F, 2.15%, 12/15/2036 ‡ (c) (l)	924	893

Series 2020-VIV3, Class B, 3.54%, 3/9/2044 (c)	8,179	8,128

Series 2020-VIV2, Class C, 3.66%, 3/9/2044 (c) (l)	10,590	10,035

BXMT Ltd. Series 2017-FL1, Class C, 2.10%, 6/15/2035 ‡ (c) (l)	1,500	1,485

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class E, 2.30%, 12/15/2037 ‡ (c) (l)	2,690	2,649

Series 2019-LIFE, Class G, 3.40%, 12/15/2037 ‡ (c) (l)	2,420	2,293

CD Mortgage Trust Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (c)	331	224

CFCRE Commercial Mortgage Trust Series 2016-C6, Class D, 4.21%, 11/10/2049 ‡ (c) (l)	1,000	779

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.74%, 1/10/2036 ‡ (c) (l)	2,500	2,553

Series 2019-PRM, Class E, 4.73%, 5/10/2036 ‡ (c) (l)	2,750	2,792

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (c)	2,500	1,950

Series 2016-C1, Class D, 4.95%, 5/10/2049 ‡ (c) (l)	2,225	1,889

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (c)	1,325	981

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (l)	910	998

Commercial Mortgage Trust

Series 2020-CBM, Class F, 3.63%, 2/10/2037 ‡ (c) (l)	2,750	2,232

Series 2014-CR15, Class C, 4.74%, 2/10/2047 ‡ (l)	3,375	3,578

Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (c)	3,100	1,990

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2014-LC17, Class D, 3.69%, 10/10/2047 (c)	2,000	1,790

Series 2014-CR20, Class D, 3.22%, 11/10/2047 (c)	3,000	2,179

Series 2015-CR22, Class D, 4.11%, 3/10/2048 (c) (l)	1,000	923

Series 2015-LC21, Class D, 4.34%, 7/10/2048 (l)	450	357

Series 2016-CR28, Class D, 3.89%, 2/10/2049 ‡ (l)	1,350	1,250

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	25	24

CSAIL Commercial Mortgage Trust Series 2019-C15, Class C, 4.98%, 3/15/2052 ‡ (l)	3,835	3,826

FHLMC Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	17,110	2,496

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.29%, 7/25/2023 (l)	107,444	758

Series KC03, Class X1, IO, 0.49%, 11/25/2024 (l)	64,967	1,115

Series K734, Class X3, IO, 2.17%, 7/25/2026 (l)	13,025	1,331

Series KC04, Class X1, IO, 1.25%, 12/25/2026 (l)	14,998	839

Series K082, Class X3, IO, 2.21%, 10/25/2028 (l)	11,750	1,659

Series K084, Class X3, IO, 2.24%, 11/25/2028 (l)	6,000	873

Series K094, Class X1, IO, 0.88%, 6/25/2029 (l)	39,320	2,597

Series K090, Class X3, IO, 2.31%, 10/25/2029 (l)	1,750	286

Series K723, Class X3, IO, 1.92%, 10/25/2034 (l)	6,552	325

Series Q012, Class X, IO, 4.24%, 9/25/2035 (l)	26,500	7,042

Series K716, Class X3, IO, 1.79%, 8/25/2042 (l)	15,656	130

Series K054, Class X3, IO, 1.60%, 4/25/2043 (l)	17,000	1,252

Series K067, Class X3, IO, 2.11%, 9/25/2044 (l)	34,106	4,137

Series K727, Class X3, IO, 2.00%, 10/25/2044 (l)	33,818	2,300

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	111

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series K068, Class X3, IO, 2.06%, 10/25/2044 (l)	11,050	1,314

Series K059, Class X3, IO, 1.92%, 11/25/2044 (l)	24,693	2,419

Series K729, Class X3, IO, 1.97%, 11/25/2044 (l)	37,637	2,623

Series K066, Class X3, IO, 2.16%, 8/25/2045 (l)	20,000	2,452

Series K728, Class X3, IO, 1.95%, 11/25/2045 (l)	8,120	555

Series K071, Class X3, IO, 2.01%, 11/25/2045 (l)	5,000	597

Series K087, Class X3, IO, 2.32%, 1/25/2046 (l)	18,300	2,782

Series K088, Class X3, IO, 2.35%, 2/25/2047 (l)	11,130	1,799

Series K092, Class X3, IO, 2.25%, 5/25/2047 (l)	21,150	3,334

Series K094, Class X3, IO, 2.12%, 7/25/2047 (l)	14,206	2,109

Series K108, Class X3, IO, 3.49%, 4/25/2048 (l)	19,600	4,987

FNMA ACES

Series 2019-M21, Class X2, IO, 1.34%, 2/25/2031 (l)	6,519	681

Series 2016-M4, Class X2, IO, 2.66%, 1/25/2039 (l)	15,493	1,022

FNMA, Multifamily REMIC Trust Series 2020-M37, Class X, IO, 1.23%, 4/25/2032 (l)	29,985	2,480

FREMF Mortgage Trust

Series 2015-KF09, Class B, 5.50%, 5/25/2022 (c) (l)	111	110

Series 2015-KF10, Class B, 6.25%, 7/25/2022 (c) (l)	405	403

Series 2017-KF31, Class B, 3.05%, 4/25/2024 (c) (l)	1,322	1,292

Series 2017-KF32, Class B, 2.70%, 5/25/2024 (c) (l)	2,020	1,921

Series 2017-KF38, Class B, 2.65%, 9/25/2024 (c) (l)	1,478	1,426

Series 2018-K731, Class C, 3.93%, 2/25/2025 (c) (l)	2,000	2,090

Series 2018-KF47, Class B, 2.15%, 5/25/2025 (c) (l)	3,363	3,198

Series 2018-KF49, Class B, 2.05%, 6/25/2025 (c) (l)	285	270

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2019-KF58, Class B, 2.30%, 1/25/2026 (c) (l)	2,016	1,916

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (c) (l)	2,304	2,367

Series 2019-KF62, Class B, 2.20%, 4/25/2026 (c) (l)	2,108	1,992

Series 2017-KF33, Class B, 2.70%, 6/25/2027 (c) (l)	610	579

Series 2017-KF40, Class B, 2.85%, 11/25/2027 (c) (l)	1,546	1,477

Series 2018-KF43, Class B, 2.30%, 1/25/2028 (c) (l)	2,683	2,584

Series 2018-KF50, Class B, 2.05%, 7/25/2028 (c) (l)	629	599

Series 2018-K82, Class B, 4.13%, 9/25/2028 (c) (l)	1,460	1,647

Series 2019-KF59, Class B, 2.50%, 2/25/2029 (c) (l)	3,967	3,706

Series 2019-KG01, Class B, 4.16%, 4/25/2029 (c) (l)	3,090	3,146

Series 2019-KF63, Class B, 2.50%, 5/25/2029 (c) (l)	4,516	4,241

Series 2019-KF73, Class B, 2.60%, 11/25/2029 (c) (l)	5,000	4,737

Series 2017-K67, Class C, 3.94%, 9/25/2049 (c) (l)	730	772

Series 2017-K729, Class B, 3.68%, 11/25/2049 (c) (l)	1,400	1,502

Series 2017-K63, Class C, 3.87%, 2/25/2050 (c) (l)	1,380	1,453

Series 2017-K71, Class B, 3.75%, 11/25/2050 (c) (l)	1,280	1,412

Series 2017-K71, Class C, 3.75%, 11/25/2050 (c) (l)	1,065	1,111

Series 2018-K72, Class B, 3.99%, 12/25/2050 (c) (l)	3,000	3,346

Series 2019-K87, Class C, 4.32%, 1/25/2051 (c) (l)	2,000	2,144

Series 2018-K74, Class B, 4.09%, 2/25/2051 (c) (l)	2,445	2,731

Series 2018-K75, Class B, 3.97%, 4/25/2051 (c) (l)	1,235	1,379

Series 2019-K103, Class B, 3.45%, 12/25/2051 (c) (l)	970	1,037

Series 2019-K103, Class C, 3.45%, 12/25/2051 (c) (l)	400	398

Series 2019-K94, Class C, 3.97%, 7/25/2052 (c) (l)	2,000	2,056

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2020-K737, Class B, 3.30%, 1/25/2053 (c) (l)	1,000	1,078

Series 2020-K737, Class C, 3.30%, 1/25/2053 (c) (l)	1,470	1,492

Series 2019-K96, Class B, 3.81%, 8/25/2056 (c) (l)	1,915	2,124

GNMA

Series 2012-44, IO, 0.22%, 3/16/2049 (l)	9,769	46

Series 2015-86, IO, 0.62%, 5/16/2052 (l)	19,046	609

Series 2013-7, IO, 0.33%, 5/16/2053 (l)	61,413	955

Series 2012-89, IO, 0.44%, 12/16/2053 (l)	11,804	148

Series 2014-186, IO, 0.70%, 8/16/2054 (l)	17,051	567

Series 2013-178, IO, 0.42%, 6/16/2055 (l)	4,986	98

Series 2015-33, IO, 0.68%, 2/16/2056 (l)	14,150	549

Series 2015-59, IO, 0.92%, 6/16/2056 (l)	5,051	219

Series 2015-172, IO, 0.79%, 3/16/2057 (l)	4,451	178

Series 2016-40, IO, 0.70%, 7/16/2057 (l)	16,796	680

Series 2016-157, IO, 0.92%, 11/16/2057 (l)	19,795	1,218

Series 2016-71, Class QI, IO, 0.94%, 11/16/2057 (l)	98,810	5,452

Series 2016-155, IO, 0.83%, 2/16/2058 (l)	30,282	1,859

Series 2016-151, IO, 1.06%, 6/16/2058 (l)	79,459	5,246

Series 2017-54, IO, 0.62%, 12/16/2058 (l)	13,504	694

Series 2017-86, IO, 0.77%, 5/16/2059 (l)	4,671	243

Series 2017-148, IO, 0.64%, 7/16/2059 (l)	17,681	925

Series 2017-69, IO, 0.79%, 7/16/2059 (l)	2,362	131

Series 2019-53, Class IA, IO, 0.74%, 6/16/2061 (l)	13,537	956

Series 2020-28, IO, 0.86%, 11/16/2061 (l)	16,003	1,177

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

GS Mortgage Securities Trust

Series 2006-GG8, Class AJ, 5.62%, 11/10/2039	1,769	920

Series 2013-GC12, Class E, 3.25%, 6/10/2046 ‡ (c)	800	556

Series 2013-GC12, Class D, 4.45%, 6/10/2046 ‡ (c) (l)	750	600

Series 2015-GC34, Class D, 2.98%, 10/10/2048 ‡	1,380	961

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (c) (l)	900	778

Jackson Park Trust

Series 2019-LIC, Class E, 3.24%, 10/14/2039 ‡ (c) (l)	3,625	3,378

Series 2019-LIC, Class F, 3.24%, 10/14/2039 ‡ (c) (l)	4,170	3,578

JPMBB Commercial Mortgage Securities Trust

Series 2013-C17, Class D, 4.89%, 1/15/2047 ‡ (c) (l)	1,250	1,096

Series 2016-C1, Class D2, 4.24%, 3/15/2049 ‡ (c) (l)	1,465	1,190

KNDL Mortgage Trust Series 2019-KNSQ, Class E, 1.95%, 5/15/2036 ‡ (c) (l)	2,040	2,020

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.91%, 7/15/2044 (l)	331	327

LB-UBS Commercial Mortgage Trust

Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (l)	3,990	2,310

Series 2007-C6, Class AJ, 6.24%, 7/15/2040 (l)	1,844	1,772

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class G, 4.50%, 8/15/2045 ‡ (c)	1,500	1,244

Series 2014-C14, Class D, 4.94%, 2/15/2047 (c) (l)	1,500	1,493

Series 2014-C15, Class D, 4.91%, 4/15/2047 ‡ (c) (l)	365	310

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (c) (l)	730	601

Series 2006-T23, Class D, 6.19%, 8/12/2041 ‡ (c) (l)	1,644	1,650

Series 2007-HQ11, Class B, 5.54%, 2/12/2044 ‡ (l)	53	52

Series 2006-HQ8, Class D, 5.56%, 3/12/2044 ‡ (l)	191	191

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	113

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2019-L2, Class D, 3.00%, 3/15/2052 ‡ (c)	4,075	3,056

Series 2019-L2, Class E, 3.00%, 3/15/2052 ‡ (c)	2,575	1,642

MRCD MARK Mortgage Trust

Series 2019-PARK, Class F, 2.72%, 12/15/2036 (c)	10,000	9,497

Series 2019-PARK, Class G, 2.72%, 12/15/2036 (c)	4,000	3,669

Series 2019-PARK, Class J, 4.25%, 12/15/2036 (c)	17,000	15,482

Multifamily Connecticut Avenue Securities Trust

Series 2019-01, Class M7, 1.85%, 10/15/2049 ‡ (c) (l)	551	526

Series 2019-01, Class M10, 3.40%, 10/15/2049 ‡ (c) (l)	4,900	4,497

Series 2020-01, Class M10, 3.90%, 3/25/2050 ‡ (c) (l)	5,000	4,736

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (c) (l)	5,367	5,450

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (c) (l)	313	315

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (c) (l)	451	448

Wells Fargo Commercial Mortgage Trust

Series 2019-C52, Class XA, IO, 1.62%, 8/15/2052 (l)	3,970	425

WFRBS Commercial Mortgage Trust

Series 2014-C22, Class D, 3.90%, 9/15/2057 (c) (l)	5,505	4,396

Total Commercial Mortgage-Backed Securities (Cost $300,616)		283,818

Loan Assignments — 2.3% (n)

Canada — 0.1%

1011778 BC ULC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 11/19/2026 (b)	1,070	1,025

Bombardier Recreational Products, Inc., 1st Lien Term Loan B2 (ICE LIBOR USD 3 Month + 5.00%), 6.00%, 1/1/2038 (b)	155	156

Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 3 Month + 5.50%), 6.50%, 9/6/2024 (b)	5,564	5,397

Kik Custom Products, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.00%, 5/15/2023 (b)	582	576

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued

Stars Group Holdings BV, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.72%, 7/10/2025 (b)	173	173

		7,327

France — 0.0% (f)

Altice France SA, 1st Lien Term loan B-13 (ICE LIBOR USD 3 Month + 4.00%), 4.24%, 8/14/2026 (b)	2,702	2,618

Luxembourg — 0.0% (f)

Intelsat Jackson Holdings, 1st Lien Term Loan (1-MONTH PRIME + 4.75%), 8.00%, 11/27/2023 (b)	2,707	2,717

United States — 2.2%

Acadia Healthcare Co., Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.65%, 2/16/2023 (b)	839	831

Adient US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%; ICE LIBOR USD 3 Month + 4.25%), 4.42%, 5/6/2024 (b)	684	673

Advanced Drainage Systems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.44%, 7/31/2026 (b)	389	385

Air Medical Group Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.75%), 5.75%, 10/2/2025 (b)	455	440

Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 8/30/2024 (b)	836	823

Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 10/8/2027 (b) (o)	690	683

Allied Universal Holdco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.40%, 7/10/2026 (b)	674	659

Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 7/15/2025 (b)	898	854

AMC Entertainment Holdings, Inc., 1st Lien Term Loan B (3-MONTH PRIME + 2.00%), 3.22%, 4/22/2026 (b)	518	289

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (b)	1,508	1,456

API Group Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 2.65%, 10/1/2026 (b)	865	845

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

APi Group DE, Inc., Term B (ICE LIBOR USD 3 Month + 2.75%), 2.75%, 10/1/2026 (b) (o)	154	151

AppleCaramel Buyer LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/2027 (b) (o)	8,073	7,948

Ascend Learning LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 7/12/2024 (b)	735	718

Ascend Learning, LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 7/12/2024 (b) (o)	1,639	1,621

Asplundh Tree Expert LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.64%, 9/7/2027 (b) (o)	820	817

Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 6.65%, 8/4/2025 (b)	302	302

Asurion LLC, Term Loan B-6 (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 11/3/2023 (b)	992	973

Asurion LLC, Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 11/3/2024 (b)	246	241

Atkins Nutritionals, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 7/7/2024 (b)	453	452

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 1.97%, 6/1/2024 (b)	2,173	2,106

B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.65%, 10/10/2026 (b)	221	220

Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.89%, 3/1/2025 (b)	890	861

Barracuda Networks, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 2/12/2025 (b)	332	326

Berry Global, Inc., 1st Lien Term Loan W (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 10/1/2022 (b)	1,750	1,730

BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 2/3/2024 (b)	213	209

Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 12/30/2027 (b)	455	439

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Brookfield WEC Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 8/1/2025 (b)	1,054	1,028

Buckeye Partners LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 11/1/2026 (b)	2,752	2,696

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 3.48%, 4/3/2024 (b)	7,205	6,718

Caesars Resort Collection LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 12/23/2024 (b)	487	455

California Resources Corp., Term Loan B-2 (ICE LIBOR USD 3 Month + 9.00%), 10.00%, 10/27/2025 ‡ (b) (o)	2,545	2,545

Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 1/15/2025 (b)	1,000	969

Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.72%, 2/15/2026 (b)	805	797

CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.65%, 11/18/2024 (b)	293	283

CCM Merger, Inc., 1st Lien Term Loan B (3-MONTH PRIME + 1.25%), 4.50%, 8/6/2021 (b)	1,264	1,253

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.40%, 3/15/2027 (b)	4,016	3,859

Charter Communications Operating LLC, 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 2/1/2027 (b)	2,456	2,391

CHG Healthcare Services, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 4.00%, 6/7/2023 (b)	544	530

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/2/2024 (b)	3,436	3,431

Cineworld Finance US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 2.77%, 2/28/2025 (b)	439	244

CITGO Holding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.00%, 8/1/2023 (b)	331	304

CityCenter Holdings LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/18/2024 (b)	1,002	940

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	115

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.65%, 12/18/2026 (b) (p)	1,842	1,428

Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.71%, 8/21/2026 (b)	2,530	2,299

Clover Merger Sub, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 3.65%, 9/26/2024 (b)	729	703

Club Corp Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 2.97%, 9/18/2024 (b)	377	316

CommScope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 4/6/2026 (b)	1,411	1,359

Conservice, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.47%, 5/13/2027 (b)	670	655

Consolidated Container Co. LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 5/22/2024 (b)	673	662

Cornerstone OnDemand, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.40%, 4/22/2027 (b)	2,033	2,013

Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 3/2/2027 (b)	2,144	2,102

CPV Shore Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.90%, 12/29/2025 (b)	317	314

CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 2.40%, 7/17/2025 (b)	1,361	1,311

CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.40%, 1/15/2026 (b)	2,466	2,378

CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.40%, 8/31/2026 (b)	324	308

CVS Holdings I LP, Delayed Draw Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.40%, 8/31/2026 (b) (o)	57	54

DaVita, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 8/12/2026 (b)	647	632

Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.75%, 9/19/2025 (b)	988	977

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Delta 2 SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 2/1/2024 (b)	467	447

Diamond Sports Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 8/24/2026 (b)	343	211

Digicert, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.15%, 10/16/2026 (b)	487	476

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 4/6/2024 (b)	3,978	3,888

Duff & Phelps Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 4/9/2027 (b)	544	534

Dun & Bradstreet Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.91%, 2/6/2026 (b)	482	474

Edgewater Generation LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.90%, 12/13/2025 (b)	417	402

EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 3 Month + 4.25%), 5.25%, 5/3/2025 (b)	307	305

Elanco Animal Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 8/1/2027 (b)	938	916

Endo Pharmaceuticals, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 5.00%, 4/29/2024 (b)	329	312

Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 3.96%, 8/3/2026 (b)	308	301

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.90%, 10/10/2025 (b)	826	587

Epic Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.26%, 3/2/2026 (b)	11,536	7,994

ESH Hospitality, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 9/18/2026 (b)	671	647

Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 7.50%, 7/12/2023 (b)	551	178

ExGen Renewables IV LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.00%, 11/28/2024 (b)	641	636

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (b) (j)	195	98

FGI Operating Co. LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2100 (b) (j)	792	–	(m)

Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 4.00%, 12/29/2023 (b)	466	453

Gardner Denver Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 3/1/2027 (b)	409	403

Gates Global LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 4/1/2024 (b)	5,032	4,927

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 12/1/2023 (b)	1,820	1,627

Genesee & Wyoming, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 2.22%, 12/30/2026 (b)	1,038	1,015

Getty Images, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 4.69%, 2/19/2026 (b)	2,912	2,709

GGP, Inc., 1st Lien Term Loan B REIT, (ICE LIBOR USD 1 Month + 2.50%), 2.65%, 8/27/2025 (b)	607	501

Go Daddy Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 2/15/2024 (b)	1,253	1,221

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 2.50%), 3.25%, 10/4/2023 (b)	603	530

GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 10/10/2025 (b)	668	653

Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 8/4/2027 (b)	3,624	3,590

Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.65%, 1/2/2026 (b)	862	838

Greeneden U.S. Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 10/8/2027 (b) (o)	5,228	5,139

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 12/1/2023 (b)	1,552	1,539

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Grizzly Acquisitions, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 3.48%, 10/1/2025 (b)	317	296

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 6.25%, 8/25/2023 (b)	2,877	2,022

Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 5/16/2024 (b)	958	944

Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 3.84%, 5/23/2025 (b)	353	339

Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.50%, 6/30/2023 (b)	666	619

Hillman Group, Inc., Initial Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.15%, 5/30/2025 (b)	620	603

Hostess Brands LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 3.00%, 8/3/2025 (b)	692	674

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 3.21%, 4/25/2025 (b)	972	934

Hyland Software, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 7/1/2024 (b)	553	544

iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 5/1/2026 (b)	4,639	4,349

iHeartCommunications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 5/1/2026 (b)	168	161

INEOS Enterprises Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 8/28/2026 (b)	539	530

Informatica LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 2/25/2027 (b)	1,710	1,650

Invenergy LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 8/28/2025 (b)	309	307

IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/2025 (b)	1,133	1,075

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 5/1/2026 (b)	3,656	3,561

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	117

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Jet Blue Airways Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 6.25%, 6/17/2024 (b)	257	255

KDC US Holding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.90%, 12/22/2025 (b)	862	840

Lifepoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.90%, 11/16/2025 (b)	566	548

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.75%, 1/30/2024 (b)	452	397

Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.75%), 4.75%, 1/30/2024 (b)	26	22

LogMeIn, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.75%), 4.89%, 8/31/2027 (b)	490	474

MacDonald Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 10/4/2024 (b)	448	432

Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/30/2024 (b)	302	282

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.65%, 1/31/2025 (b)	1,400	1,353

(ICE LIBOR USD 1 Month + 4.25%), 5.25%, 1/31/2025 (b)	3,257	3,181

Midcontinent Communications., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 8/15/2026 (b)	348	344

Misys, Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 6/13/2024 (b)	345	325

Moda Midstream LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 9/29/2025 (b)	333	328

Momentive Performance, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 5/15/2024 (b)	677	641

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.00%, 4/1/2024 ‡ (b)	3,102	3,102

Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 4/1/2025 ‡ (b)	2,246	1,750

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 6/7/2023 (b)	8,625	8,505

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 5/8/2025 (b)	294	266

Navistar International, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.65%, 11/6/2024 (b)	2,720	2,689

Nestle Skin Health SA, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 5.25%, 10/1/2026 (b) (o)	7,728	7,643

Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.25%, 10/1/2027 (b)	456	447

Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 9/18/2026 (b)	1,050	1,022

Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 10/4/2023 (b)	469	457

Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.69%), 3.84%, 1/31/2026 (b)	1,085	1,048

Oryx Midstream Services LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.15%, 5/22/2026 (b)	357	323

Pathway Vet Alliance, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.15%, 3/31/2027 (b)	322	315

PCI Pharma Services, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 9.00%, 9/25/2027 (b) (o)	440	432

Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 5/1/2025 (b)	354	337

Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 7.75%), 8.75%, 5/1/2026 (b)	592	468

PetSmart, Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 3/11/2022 (b)	5,006	4,946

Petvet Care Centers LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 2/14/2025 (b)	554	537

PetVet Care Centers LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 2/14/2025 (b)	199	199

PG&E Corp., Exit Term Loan (ICE LIBOR USD 1 Month + 4.50%), 5.50%, 6/18/2025 (b)	718	709

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Pike Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 2.00%), 3.28%, 7/24/2026 (b)	359	353

Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 2.65%, 7/2/2025 (b)	1,921	1,835

Prestige Brands, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 1/26/2024 (b)	764	760

Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%; ICE LIBOR USD 3 Month + 3.25%), 4.25%, 9/23/2026 (b)	1,385	1,366

Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.65%, 6/1/2026 (b)	406	393

Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 4.65%, 12/22/2025 (b) (o)	10,941	9,806

Qlik Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 4/26/2024 (b)	346	338

Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.46%, 5/16/2025 (b)	541	520

Quidditch Acquisition, Inc., 1st Lien Cov-Lite Term Loan (ICE LIBOR USD 3 Month + 7.00%), 8.00%, 3/21/2025 (b)	147	134

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 4.00%, 11/3/2023 (b)	592	578

Red Ventures LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.65%, 11/8/2024 (b)	334	321

Refinitiv US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 10/1/2025 (b)	1,680	1,653

Reynolds Consumer Products, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 2/4/2027 (b)	907	888

Reynolds Group Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 2/5/2026 (b)	680	663

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 2/5/2023 (b)	1,219	1,195

Ring Container Technologies LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 10/31/2024 (b)	338	327

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

RSA Securities LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 6.00%, 12/1/2028 (b)	612	606

Samsonite IP Holdings SARL, 1st Lien Term Loan A (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 4/25/2025 (b)	407	381

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 8/14/2024 (b)	5,541	5,145

Shearer’s Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 9/23/2027 (b)	330	326

Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 7.00%, 9/25/2026 (b) (o)	2,264	2,088

Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 6/27/2025 (b)	399	390

Spirit AeroSystems, Inc., Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 6.00%, 1/15/2025 (b) (o)	1,539	1,535

SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 4/16/2025 (b)	453	440

SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 4/16/2025 (b)	319	309

St George’s University Scholastic Services LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.40%, 7/17/2025 (b)	1,011	987

Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.25%, 4/16/2026 (b)	1,686	1,543

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 2/14/2025 (b)	3,800	3,632

Summit Materials LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 11/21/2024 (b)	466	456

Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 3/17/2027 (b)	723	692

Tenneco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 10/1/2025 (b)	631	581

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 2/6/2024 (b)	816	663

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	119

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Thyssenkrupp Elevator, 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 4.25%), 4.57%, 6/30/2027 (b)	2,725	2,682

Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.36%, 3/28/2025 (b)	6,972	6,608

Tivity Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 5.40%, 3/6/2026 (b)	326	319

Trans Union LLC, 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 11/16/2026 (b)	647	631

TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.25%), 2.40%, 5/30/2025 (b)	1,082	1,017

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.25%), 2.40%, 12/9/2025 (b)	1,768	1,661

Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 9/6/2024 (b)	341	331

Tronox Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 3.18%, 9/23/2024 (b)	450	440

U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.19%, 6/26/2026 (b)	4,148	3,981

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 4/29/2026 (b)	2,783	2,724

Ultimate Software Group, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 5/4/2026 (b)	905	899

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.40%, 10/22/2025 (b)	1,755	1,725

USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.22%, 5/16/2024 (b)	546	525

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 6/2/2025 (b)	12,850	12,534

VICI Properties 1 LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.90%, 12/22/2024 (b)	660	633

WestJet Airlines Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.00%, 12/11/2026 (b)	655	574

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.90%, 7/31/2026 (b)	557	541

WIRB Copernicus Group, Inc., 1st Lien term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.00%, 1/8/2027 (b) (o)	1,253	1,236

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 2.27%, 11/1/2023 (b)	1,249	1,229

XPO Logistics, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 2/24/2025 (b)	625	612

Zayo Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 3/9/2027 (b)	3,553	3,418

Zekelman Industries, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 1/24/2027 (b)	682	661

		265,667

Total Loan Assignments (Cost $288,851)		278,329

Convertible Bonds — 1.6%

Australia — 0.1%

DEXUS Finance Pty. Ltd. REIT, 2.30%, 6/19/2026 (g)	AUD 6,000	4,167

Glencore Funding LLC Zero Coupon, 3/27/2025 (g)	3,000	2,624

		6,791

Cameroon — 0.0% (f)

Golar LNG Ltd. 2.75%, 2/15/2022	1,886	1,491

China — 0.2%

China Conch Venture Holdings International Ltd. Zero Coupon, 9/5/2023 (g)	HKD 25,000	3,526

CRRC Corp. Ltd. Zero Coupon, 2/5/2021 (g)	2,000	1,977

Harvest International Co. Zero Coupon, 11/21/2022 (g)	HKD 26,000	3,684

Huazhu Group Ltd.

0.38%, 11/1/2022	1,288	1,356

3.00%, 5/1/2026 (c)	2,400	2,765

Lenovo Group Ltd. 3.38%, 1/24/2024 (g)	3,189	3,471

Momo, Inc. 1.25%, 7/1/2025	4,850	3,916

Weibo Corp. 1.25%, 11/15/2022	3,985	3,851

		24,546

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued

France — 0.1%

Orpar SA Zero Coupon, 6/20/2024 (g)	EUR 3,400	4,439

Germany — 0.0% (f)

MTU Aero Engines AG Series MTX, 0.05%, 3/18/2027 (g)	EUR 2,000	2,068

Israel — 0.0% (f)

Wix.com Ltd. Zero Coupon, 8/15/2025 (c)	2,680	2,619

Singapore — 0.0% (f)

CapitaLand Ltd. 2.95%, 6/20/2022 (g)	SGD 5,000	3,684

South Africa — 0.0% (f)

Remgro Jersey GBP Ltd. 2.63%, 3/22/2021 (g)	GBP 2,800	3,576

United Kingdom — 0.1%

Barclays Bank plc

Zero Coupon, 2/4/2025	1,975	2,381

Series VUN, Zero Coupon, 2/18/2025	2,025	2,100

		4,481

United States — 1.1%

Ares Capital Corp.

3.75%, 2/1/2022	4,716	4,742

4.63%, 3/1/2024	2,550	2,642

BlackRock Capital Investment Corp. 5.00%, 6/15/2022	2,580	2,515

BlackRock TCP Capital Corp. 4.63%, 3/1/2022	2,536	2,510

BofA Finance LLC 0.25%, 5/1/2023	2,670	2,646

Chegg, Inc. Zero Coupon, 9/1/2026 (c)	2,694	2,717

Colony Capital, Inc. REIT, 5.00%, 4/15/2023	3,721	3,648

CyberArk Software Ltd. Zero Coupon, 11/15/2024 (c)	4,642	4,444

DISH Network Corp.

2.38%, 3/15/2024	9,116	8,188

3.38%, 8/15/2026	3,235	2,860

FireEye, Inc. Series B, 1.63%, 6/1/2035	6,958	6,785

Five9, Inc. 0.50%, 6/1/2025 (c)	2,500	3,306

Hercules Capital, Inc. 4.38%, 2/1/2022	3,031	3,065

Jazz Investments I Ltd. 1.88%, 8/15/2021	1,997	2,004

LendingTree, Inc. 0.50%, 7/15/2025 (c)	2,630	2,620

Liberty Interactive LLC

4.00%, 11/15/2029	6,966	5,033

3.75%, 2/15/2030	320	235

1.75%, 9/30/2046 (c)	2,426	4,332

Live Nation Entertainment, Inc. 2.00%, 2/15/2025 (c)	4,900	4,257

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Macquarie Infrastructure Corp. 2.00%, 10/1/2023	4,269	3,880

Meritor, Inc. 3.25%, 10/15/2037	2,491	2,704

MFA Financial, Inc. REIT, 6.25%, 6/15/2024	3,869	3,625

Oasis Petroleum, Inc. 2.63%, 9/15/2023	865	168

Okta, Inc. 0.38%, 6/15/2026 (c)	5,190	5,866

Pluralsight, Inc. 0.38%, 3/1/2024	4,910	4,252

Redwood Trust, Inc. REIT, 4.75%, 8/15/2023	2,632	2,413

RingCentral, Inc. Zero Coupon, 3/1/2025 (c)	5,460	5,759

RWT Holdings, Inc. 5.75%, 10/1/2025	1,340	1,186

Sixth Street Specialty Lending, Inc. 4.50%, 8/1/2022	959	984

Starwood Property Trust, Inc. REIT, 4.38%, 4/1/2023	3,788	3,644

SunPower Corp. 0.88%, 6/1/2021	3,183	3,078

Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	2,705	2,499

Twitter, Inc. 1.00%, 9/15/2021	5,359	5,349

0.25%, 6/15/2024	5,494	5,998

VEREIT, Inc. REIT, 3.75%, 12/15/2020	2,552	2,552

Vishay Intertechnology, Inc. 2.25%, 6/15/2025	3,329	3,252

Vonage Holdings Corp. 1.75%, 6/1/2024	5,210	5,079

Whiting Petroleum Corp. 1.25%, 4/1/2021 ‡	974	—	(m)

Zillow Group, Inc. 1.50%, 7/1/2023	4,291	5,602

		136,439

Total Convertible Bonds (Cost $190,168)		190,134

Foreign Government Securities — 1.5%

Angola — 0.0% (f)

Republic of Angola 9.50%, 11/12/2025 (g)	970	828

8.00%, 11/26/2029 (c)	1,550	1,191

8.00%, 11/26/2029 (g)	780	600

9.13%, 11/26/2049 (g)	1,800	1,366

		3,985

Argentina — 0.0% (f)

Argentine Republic 1.00%, 7/9/2029	353	145

0.12%, 7/9/2030 (i)	1,853	672

0.12%, 7/9/2035 (i)	5,116	1,675

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	121

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Argentina — continued

0.12%, 1/9/2038 (i)	1,486	551

		3,043

Bahrain — 0.1%

Kingdom of Bahrain 7.00%, 1/26/2026 (g)	620	700

7.00%, 10/12/2028 (g)	1,400	1,543

5.45%, 9/16/2032 (c) (e)	481	470

6.00%, 9/19/2044 (g)	1,850	1,725

7.50%, 9/20/2047 (g)	1,410	1,488

		5,926

Belarus — 0.0% (f)

Republic of Belarus 6.88%, 2/28/2023 (g)	270	266

6.20%, 2/28/2030 (g)	400	377

6.38%, 2/24/2031 (g)	700	662

		1,305

Brazil — 0.1%

Federative Republic of Brazil

4.25%, 1/7/2025	880	953

4.50%, 5/30/2029	1,130	1,212

8.25%, 1/20/2034	585	792

5.63%, 1/7/2041	950	1,041

5.00%, 1/27/2045	1,230	1,265

		5,263

Chile — 0.0% (f)

Republic of Chile

3.86%, 6/21/2047	500	580

3.50%, 1/25/2050	600	661

		1,241

Colombia — 0.1%

Republic of Colombia

4.50%, 1/28/2026	350	388

3.88%, 4/25/2027	690	744

7.38%, 9/18/2037	1,000	1,406

6.13%, 1/18/2041	950	1,223

5.00%, 6/15/2045	1,370	1,590

5.20%, 5/15/2049	420	506

		5,857

Costa Rica — 0.0% (f)

Republic of Costa Rica

4.38%, 4/30/2025 (g)	200	169

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Costa Rica — continued

7.00%, 4/4/2044 (g)	1,100	856

		1,025

Croatia — 0.0% (f)

Republic of Croatia 6.00%, 1/26/2024 (g)	1,290	1,487

Dominican Republic — 0.1%

Dominican Republic Government Bond

7.50%, 5/6/2021 (g)	173	178

5.88%, 4/18/2024 (g)	760	804

5.50%, 1/27/2025 (g)	510	545

6.88%, 1/29/2026 (g)	600	677

9.75%, 6/5/2026 (c)	DOP 47,550	831

5.95%, 1/25/2027 (g)	780	851

4.88%, 9/23/2032 (c) (e)	590	601

7.45%, 4/30/2044 (g)	1,580	1,805

6.85%, 1/27/2045 (g)	500	537

6.50%, 2/15/2048 (g)	1,250	1,286

5.88%, 1/30/2060 (c)	880	845

		8,960

Egypt — 0.1%

Arab Republic of Egypt

5.75%, 5/29/2024 (c)	750	768

7.50%, 1/31/2027 (g)	1,180	1,248

7.60%, 3/1/2029 (c)	1,090	1,134

7.05%, 1/15/2032 (c)	880	860

7.63%, 5/29/2032 (c)	750	759

8.50%, 1/31/2047 (g)	1,049	1,041

8.70%, 3/1/2049 (c)	1,320	1,326

8.15%, 11/20/2059 (c)	1,050	992

		8,128

El Salvador — 0.0% (f)

Republic of El Salvador

5.88%, 1/30/2025 (g)	650	537

6.38%, 1/18/2027 (g)	1,250	1,020

7.65%, 6/15/2035 (g)	700	555

7.12%, 1/20/2050 (g)	2,100	1,584

		3,696

Ethiopia — 0.0% (f)

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (g)	1,037	1,042

Gabon — 0.0% (f)

Gabonese Republic

6.38%, 12/12/2024 (g)	646	614

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Gabon — continued

6.95%, 6/16/2025 (g)	300	283

		897

Ghana — 0.0% (f)

Republic of Ghana

7.88%, 3/26/2027 (g)	360	349

7.63%, 5/16/2029 (g)	840	777

10.75%, 10/14/2030 (g)	1,325	1,621

8.63%, 6/16/2049 (g)	2,090	1,829

		4,576

Guatemala — 0.0% (f)

Republic of Guatemala

4.50%, 5/3/2026 (g)	655	713

6.13%, 6/1/2050 (c)	720	889

		1,602

Honduras — 0.0% (f)

Republic of Honduras 8.75%, 12/16/2020 (g)	1,178	1,185

Hungary — 0.0% (f)

Hungary Government Bond 7.63%, 3/29/2041	952	1,695

Indonesia — 0.0% (f)

Republic of Indonesia

3.50%, 1/11/2028	670	732

6.75%, 1/15/2044 (g)	650	975

		1,707

Iraq — 0.0% (f)

Republic of Iraq 6.75%, 3/9/2023 (g)	950	884

Ivory Coast — 0.0% (f)

Republic of Cote d’Ivoire

5.75%, 12/31/2032 (g) (i)	1,079	1,051

6.13%, 6/15/2033 (g)	3,430	3,456

		4,507

Jamaica — 0.0% (f)

Jamaica Government Bond

8.00%, 3/15/2039	1,243	1,649

7.88%, 7/28/2045	550	713

		2,362

Jordan — 0.0% (f)

Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (c) (e)	780	784

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kazakhstan — 0.0% (f)

Republic of Kazakhstan 6.50%, 7/21/2045 (g)	560	882

Kenya — 0.0% (f)

Republic of Kenya

6.88%, 6/24/2024 (g)	2,663	2,811

8.00%, 5/22/2032 (c)	1,360	1,427

		4,238

Lebanon — 0.0% (f)

Lebanese Republic

6.00%, 1/27/2023 (g) (j)	1,250	172

6.65%, 4/22/2024 (g) (j)	625	86

6.85%, 3/23/2027 (g) (j)	2,639	364

6.65%, 11/3/2028 (g) (j)	2,215	300

7.25%, 3/23/2037 (g) (j)	492	68

		990

Mexico — 0.0% (f)

United Mexican States

5.55%, 1/21/2045	650	792

4.60%, 1/23/2046	610	661

		1,453

Mongolia — 0.0% (f)

State of Mongolia

10.88%, 4/6/2021 (g)	480	496

5.13%, 12/5/2022 (g)	903	926

		1,422

Morocco — 0.0% (f)

Kingdom of Morocco 5.50%, 12/11/2042 (g)	1,000	1,201

Nigeria — 0.1%

Federal Republic of Nigeria

7.63%, 11/21/2025 (g)	1,000	1,050

6.50%, 11/28/2027 (g)	920	890

6.50%, 11/28/2027 (c)	1,220	1,180

8.75%, 1/21/2031 (g)	780	809

7.88%, 2/16/2032 (g)	710	688

7.63%, 11/28/2047 (c)	1,290	1,175

7.63%, 11/28/2047 (g)	600	546

		6,338

Oman — 0.0% (f)

Sultanate of Oman Government Bond

4.75%, 6/15/2026 (g)	1,100	1,004

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	123

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Oman — continued

5.38%, 3/8/2027 (g)	1,320	1,207

6.00%, 8/1/2029 (g)	1,180	1,077

6.50%, 3/8/2047 (g)	340	275

6.75%, 1/17/2048 (g)	1,170	956

		4,519

Pakistan — 0.0% (f)

Islamic Republic of Pakistan

8.25%, 4/15/2024 (g)	930	966

8.25%, 9/30/2025 (g)	550	574

		1,540

Panama — 0.1%

Republic of Panama

3.75%, 3/16/2025	1,050	1,149

3.88%, 3/17/2028	2,500	2,830

6.70%, 1/26/2036	1,150	1,658

4.50%, 5/15/2047	1,230	1,516

4.50%, 4/1/2056	810	999

3.87%, 7/23/2060	380	427

		8,579

Paraguay — 0.1%

Republic of Paraguay

4.70%, 3/27/2027 (g)	2,020	2,282

6.10%, 8/11/2044 (g)	2,130	2,749

5.60%, 3/13/2048 (g)	350	430

5.40%, 3/30/2050 (c) (e)	950	1,152

		6,613

Peru — 0.0% (f)

Republic of Peru

4.13%, 8/25/2027	760	882

6.35%, 8/12/2028 (g)	PEN 3,900	1,314

5.63%, 11/18/2050	750	1,196

		3,392

Philippines — 0.0% (f)

Republic of Philippines

10.63%, 3/16/2025	655	929

3.00%, 2/1/2028	1,100	1,207

7.75%, 1/14/2031	270	408

3.70%, 2/2/2042	1,430	1,646

		4,190

Poland — 0.0% (f)

Republic of Poland 3.25%, 4/6/2026	1,580	1,783

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Qatar — 0.1%

State of Qatar

3.25%, 6/2/2026 (g)	520	573

4.50%, 4/23/2028 (g)	940	1,126

4.00%, 3/14/2029 (c)	540	632

5.10%, 4/23/2048 (g)	1,830	2,525

4.82%, 3/14/2049 (g)	1,570	2,094

4.82%, 3/14/2049 (c)	430	574

		7,524

Romania — 0.0% (f)

Romania Government Bond

4.38%, 8/22/2023 (g)	1,010	1,099

6.13%, 1/22/2044 (g)	810	1,091

5.13%, 6/15/2048 (g)	730	881

		3,071

Russia — 0.1%

Russian Federation

4.88%, 9/16/2023 (g)	400	438

12.75%, 6/24/2028 (g)	1,390	2,382

5.10%, 3/28/2035 (c)	2,000	2,427

5.88%, 9/16/2043 (g)	1,800	2,453

5.25%, 6/23/2047 (g)	800	1,050

		8,750

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia

3.25%, 10/26/2026 (g)	1,000	1,089

3.63%, 3/4/2028 (g)	1,980	2,191

4.63%, 10/4/2047 (g)	1,050	1,266

5.00%, 4/17/2049 (g)	650	830

		5,376

Senegal — 0.0% (f)

Republic of Senegal

6.25%, 7/30/2024 (g)	500	525

6.75%, 3/13/2048 (c)	460	449

		974

Serbia — 0.0% (f)

Republic of Serbia 7.25%, 9/28/2021 (g)	1,190	1,256

South Africa — 0.0% (f)

Republic of South Africa 5.88%, 5/30/2022	750	793

4.30%, 10/12/2028	1,700	1,649

6.25%, 3/8/2041	2,500	2,466

		4,908

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Sri Lanka — 0.0% (f)

Democratic Socialist Republic of Sri Lanka 6.85%, 11/3/2025 (g)	596	331

6.20%, 5/11/2027 (g)	1,050	564

6.75%, 4/18/2028 (g)	2,600	1,394

7.55%, 3/28/2030 (c)	660	357

		2,646

Tajikistan — 0.0% (f)

Republic of Tajikistan 7.13%, 9/14/2027 (g)	600	447

Turkey — 0.1%

Republic of Turkey 3.25%, 3/23/2023	780	736

5.75%, 3/22/2024	1,390	1,349

5.60%, 11/14/2024	1,200	1,153

4.88%, 10/9/2026	900	812

5.13%, 2/17/2028	940	836

6.00%, 1/14/2041	1,040	842

4.88%, 4/16/2043	510	373

		6,101

Ukraine — 0.1%

Ukraine Government Bond 7.75%, 9/1/2022 (g)	510	534

7.75%, 9/1/2023 (g)	1,910	1,984

7.75%, 9/1/2024 (g)	700	723

7.75%, 9/1/2025 (g)	970	992

7.75%, 9/1/2026 (g)	500	505

7.75%, 9/1/2027 (g)	1,080	1,087

9.75%, 11/1/2028 (g)	840	913

7.38%, 9/25/2032 (g)	1,060	1,015

		7,753

United Arab Emirates — 0.1%

United Arab Emirates Government Bond 4.13%, 10/11/2047 (g)	2,950	3,621

3.13%, 9/30/2049 (g)	1,430	1,506

		5,127

Uruguay — 0.1%

Oriental Republic of Uruguay 4.38%, 10/27/2027	550	642

7.88%, 1/15/2033	1,060	1,638

7.63%, 3/21/2036	790	1,231

5.10%, 6/18/2050	2,420	3,228

4.98%, 4/20/2055	440	582

		7,321

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Zambia — 0.0% (f)

Republic of Zambia 8.97%, 7/30/2027 (g)	1,050	441

Total Foreign Government Securities (Cost $183,049)		179,992

	SHARES (000)
Preferred Stocks — 0.7%

United States — 0.7%

Allstate Corp. (The), Series H, 5.10%, 10/15/2024 ($25 par value) (q)	49	1,319

Bank of America Corp.,

Series GG, 6.00%, 5/16/2023 ($25 par value) (q)	145	3,890

Series HH, 5.88%, 7/24/2023 ($25 par value) (q)	109	2,940

Series HH, 5.88%, 7/24/2023 ($25 par value) (q)	12	323

Series KK, 5.38%, 6/25/2024 ($25 par value) (q)	49	1,308

Series LL, 5.00%, 9/17/2024 ($25 par value) (q)	58	1,523

Series NN, 4.38%, 11/3/2025 ($25 par value) (q)	38	950

Energy Transfer Operating LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 ($25 par value) (b) (q)	255	4,966

GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 6.07%, 2/15/2040 ($25 par value) (b)	12	309

Goodman Networks, Inc. * ‡	64	1

MetLife, Inc., Series F, 4.75%, 3/15/2025 ($25 par value) (q)	99	2,605

Morgan Stanley, Series I, (ICE LIBOR USD 3 Month + 3.71%), 6.38%, 10/15/2024 ($25 par value) (b) (q)	87	2,458

Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (b) (q)	419	11,799

MYT Holding LLC, Series A, 10.00%, 6/6/2029 ‡	2,731	2,622

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)	115	3,211

Northern Trust Corp., Series E, 4.70%, 1/1/2025 ($25 par value) (q)	62	1,652

Public Storage, Series L, , REIT4.63%, 6/17/2025 ($25 par value) (q)	77	2,022

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	125

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — continued

United States — continued

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value) (b) (q)	53	1,451

SCE Trust II, 5.10%, 5/5/2020 ($25 par value) (q)	82	1,948

SCE Trust VI, 5.00%, 6/26/2022 ($25 par value) (q)	312	7,125

Sempra Energy, 5.75%, 7/1/2079 ($25 par value)	18	474

Southern Co. (The), Series 2020, 4.95%, 1/30/2080 ($25 par value)	160	4,221

State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (b) (q)	43	1,222

Truist Financial Corp., Series F, 5.20%, 12/1/2020 ($25 par value) (q)	66	1,672

Series R, 4.75%, 9/1/2025 ($25 par value) (q)	104	2,713

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (q)	137	3,705

Wells Fargo & Co., Series Y, 5.63%, 6/15/2022 ($25 par value) (q)	153	3,953

Series Z, 4.75%, 3/15/2025 ($25 par value) (q)	702	17,539

Total Preferred Stocks (Cost $86,908)		89,921

Convertible Preferred Stocks—0.6%

United States—0.6%

AMG Capital Trust II 5.15%, 10/15/2037 ($50 par value)	86	4,056

Bank of America Corp. Series L, 7.25% ($1,000 par value)	9	13,735

Broadcom, Inc. Series A, 8.00%, 9/30/2022 ($1,000 par value)	5	6,220

Bunge Ltd. 4.88% ($100 par value)	40	4,134

Claire’s Stores, Inc. * ‡	3	5,308

Dominion Energy, Inc. Series A, 7.25%, 6/1/2022 ($100 par value)	42	4,319

Energizer Holdings, Inc. Series A, 7.50%, 1/15/2022 ($100 par value)	26	2,233

Essential Utilities, Inc. 6.00%, 4/30/2022 ($50 par value)	34	1,864

International Flavors & Fragrances, Inc. 6.00%, 9/15/2021 ($50 par value)	88	3,387

KKR & Co., Inc. Series C, 6.00%, 9/15/2023 ($50 par value)	65	3,362

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

NextEra Energy, Inc. 6.22%, 9/1/2023 ($50 par value)	120	5,940

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	33	3,394

Stanley Black & Decker, Inc. Series C, 5.00%, 5/15/2021 ($1,000 par value)	3	4,092

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	10	13,929

Total Convertible Preferred Stocks (Cost $70,043)		75,973

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 2.50%, 1/31/2021(r)	47,404	47,675

2.13%, 9/30/2021	370	377

Total U.S. Treasury Obligations (Cost $47,907)		48,052

Mortgage-Backed Securities — 0.3%

United States — 0.3%

FHLMC Gold Pools, 15 Year Pool # G18569, 3.00%, 9/1/2030	1,716	1,801

FNMA UMBS, 20 Year Pool # CA1231, 3.50%, 2/1/2038	493	536

FNMA UMBS, 30 Year

Pool # AS4085, 4.00%, 12/1/2044	1,056	1,187

Pool # BM1909, 4.00%, 2/1/2045	1,793	2,022

Pool # AS9403, 3.50%, 4/1/2047	479	536

Pool # FM1747, 3.50%, 8/1/2047	8,075	9,020

Pool # MA4100, 2.00%, 8/1/2050	7,312	7,541

Pool # MA4119, 2.00%, 9/1/2050	4,567	4,710

Pool # MA4159, 2.50%, 10/1/2050	2,233	2,328

Pool # MA4208, 2.00%, 11/1/2050	1,670	1,722

GNMA II, 30 Year Pool # MA6865, 2.50%, 9/20/2050	2,194	2,300

Total Mortgage-backed Securities (Cost $32,978)		33,703

U.S. Government Agency Securities — 0.1%

Israel — 0.1%

Israel Government AID Bond 4.50%, 1/30/2043	2,773	3,587

4.13%, 1/17/2048	1,966	2,460

Total U.S. Government Agency Securities (Cost $5,203)		6,047

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% (f)

United Kingdom—0.0% (f)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD * ‡	48	—	(m)

United States — 0.0% (f)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡	108	809

Total Warrants (Cost $1,929)		809

	NO. OF RIGHTS (000)
Rights — 0.0% (f)

Singapore — 0.0% (f)

Mapletree Logistics Trust, expiring 11/10/2020 *	113	—

United States — 0.0% (f)

Vistra Corp., expiring 12/31/2049 * ‡	483	531

Total Rights (Cost $—)		531

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 5.6%
Certificates of Deposit — 0.0% (f)

Chiba Bank Ltd. 0.37%, 11/13/2020	203	203

Credit Industriel et Commercial 0.25%, 8/13/2021	250	250

Norinchukin Bank (The) 0.30%, 1/28/2021	300	300

Shinhan Bank 0.58%, 8/23/2021	48	48

Shizuoka Bank 0.39%, 2/5/2021	350	350

Societe Generale SA 0.32%, 9/17/2021	250	250

Woori Bank 0.30%, 2/25/2021 (c)	310	310

Total Certificates of Deposit (Cost $1,711)		1,711

Commercial Paper — 0.0% (f)

ASB Finance Ltd. 0.19%, 2/17/2021 (c) (s)	660	660

Banco Santander SA 0.49%, 8/31/2021 (c) (s)	186	185

Dexia Credit Local SA 0.20%, 2/19/2021 (c) (s)	330	330

DNB Bank ASA 0.24%, 8/25/2021 (c) (s)	330	329

Eni Finance USA, Inc. 0.58%, 10/18/2021 (c) (s)	250	249

Entergy Corp. 0.30%, 11/19/2020 (c) (s)	250	250

First Abu Dhabi Bank PJSC 0.40%, 8/27/2021 (c) (s)	314	313

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Paper — continued

Glencore Funding LLC 0.59%, 3/19/2021 (c) (s)	250	249

Hyundai Capital America 0.45%, 11/3/2020 (c) (s)	250	250

Intercontinental Exchange, Inc. 0.33%, 11/16/2020 (c) (s)	300	300

KEB Hana Bank 0.40%, 3/16/2021 (c) (s)	182	182

Nordea Bank Abp 0.19%, 2/22/2021 (c) (s)	330	330

Rogers Communications, Inc. 0.55%, 8/26/2021 (c)	268	267

Suncor Energy, Inc. 0.26%, 1/20/2021 (c) (s)	250	250

Suncorp-Metway Ltd. 0.20%, 2/23/2021 (c) (s)	300	300

Total Commercial Paper (Cost $4,443)		4,444

	SHARES (000)
Investment Companies — 4.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (t) (u)	446,606	446,873

JPMorgan Prime Money Market Fund Class IM Shares, 0.11% (t) (u)	67,429	67,470

Total Investment Companies (Cost $514,246)		514,343

Investment of Cash Collateral from Securities Loaned — 1.3%

JPMorgan Securities Lending Money Market Fund

Agency SL Class Shares, 0.15% (t) (u)	142,992	143,007

JPMorgan U.S. Government Money Market Fund

Class IM Shares, 0.04% (t) (u)	16,419	16,419

Total Investment of Cash Collateral from Securities Loaned (Cost $159,453)		159,426

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.0% (f)

U.S. Treasury Bills 0.13%, 9/9/2021 (s) (Cost $499)	500	500

Total Short-Term Investments (Cost $680,352)		680,424

Total Investments — 100.6% (Cost $11,783,913)		12,144,057
Liabilities in Excess of Other Assets — (0.6)%		(74,639)

NET ASSETS — 100.0%		12,069,418

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	127

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Equity Real Estate Investment Trusts (REITs)	6.7%

Collateralized Mortgage Obligations	6.1

Banks	5.9

Oil, Gas & Consumable Fuels	4.6

Convertible Bonds	4.2

Diversified Telecommunication Services	4.1

Pharmaceuticals	3.6

Electric Utilities	3.5

Asset-Backed Securities	3.5

Media	3.2

Capital Markets	3.2

Health Care Providers & Services	2.7

Insurance	2.3

Commercial Mortgage-Backed Securities	2.3

Semiconductors & Semiconductor Equipment	2.3

Hotels, Restaurants & Leisure	2.1

INDUSTRY	PERCENTAGE

Wireless Telecommunication Services	1.9%

Chemicals	1.5

Foreign Government Securities	1.5

Machinery	1.3

Food Products	1.2

Beverages	1.2

Technology Hardware, Storage & Peripherals	1.2

IT Services	1.1

Multi-Utilities	1.1

Metals & Mining	1.0

Specialty Retail	1.0

Aerospace & Defense	1.0

Auto Components	1.0

Consumer Finance	1.0

Others (each less than 1.0%)	17.1

Short-Term Investments	5.6

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
CVA	Dutch Certification
DOP	Dominican Republic Peso
ELN	Equity-Linked Note
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GMTN	Global medium term note
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange

IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of October 31, 2020. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGD	Singapore Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN FUNDS	OCTOBER 31, 2020

SGPS	Holding company
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2020.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $153,063,000.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2020.
(j)	Defaulted security.
(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2020.
(m)	Amount rounds to less than one thousand.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of October 31, 2020. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of October 31, 2020.
(r)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(s)	The rate shown is the effective yield as of October 31, 2020.
(t)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(u)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

EURO STOXX 50 Index	3,409	12/2020	EUR	117,481	(13,847)

Foreign Exchange EUR/USD	851	12/2020	USD	124,001	(1,877)

FTSE 100 Index	19	12/2020	GBP	1,369	(69)

MSCI Emerging Markets E-Mini Index	649	12/2020	USD	35,763	328

U.S. Treasury 10 Year Note	13,259	12/2020	USD	1,831,400	(13,557)

					(29,022)

Short Contracts

Foreign Exchange GBP/USD	(3,336)	12/2020	USD	(270,153)	1,270

					(27,752)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	129

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$3,470,293		$11,470,288
Investments in affiliates, at value	139,690		514,343
Investment of cash collateral received from securities loaned, at value (See Note 2.F.)	73,139		159,426
Restricted cash for OTC derivatives	810		—
Cash	3,467		10,668
Foreign currency, at value	5,968		3,389
Deposits at broker for futures contracts	6,614		811
Deposits at broker for securities sold short	30,084		—
Receivables:
Due from custodian	2,204		—
Investment securities sold	35,121		22,913
Fund shares sold	3,471		7,384
Interest and dividends from non-affiliates	15,529		84,891
Dividends from affiliates	15		28
Tax reclaims	2,445		9,604
Securities lending income (See Note 2.F.)	20		54
Variation margin on futures contracts	—		805
Unrealized appreciation on forward foreign currency exchange contracts	2,506		—
Outstanding OTC swap contracts, at value	84		—

Total Assets	3,791,460		12,284,604

LIABILITIES:
Payables:
Securities sold short, at value	24,187		—
Dividend expense to non-affiliates on securities sold short	6		—
Investment securities purchased	50,464		27,873
Investment securities purchased—delayed delivery securities	—		1,550
Interest expense to non-affiliates on securities sold short	24		—
Collateral received on securities loaned (See Note 2.F.)	73,139		159,426
Fund shares redeemed	2,289		16,359
Variation margin on futures contracts	6,318		—
Unrealized depreciation on forward foreign currency exchange contracts	1,822		—
Unrealized depreciation on unfunded commitments	—		1
Outstanding OTC swap contracts, at value	894		—
Accrued liabilities:
Investment advisory fees	1,691		4,298
Administration fees	218		732
Distribution fees	411		2,585
Service fees	345		404
Custodian and accounting fees	141		311
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Deferred foreign capital gains tax	—		1,034
Other	345		612

Total Liabilities	162,294		215,186

Net Assets	$3,629,166		$12,069,418

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN FUNDS	OCTOBER 31, 2020

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,322,720	$11,906,369
Total distributable earnings (loss)	306,446	163,049

Total Net Assets	$3,629,166	$12,069,418

Net Assets:
Class A	$472,779	$4,132,310
Class C	463,256	2,497,469
Class I	2,091,223	4,930,991
Class R2	5,724	—
Class R3	720	—
Class R4	688	—
Class R5	22	—
Class R6	594,754	508,648

Total	$3,629,166	$12,069,418

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	24,530	404,545
Class C	24,455	245,189
Class I	107,861	481,991
Class R2	299	—
Class R3	37	—
Class R4	36	—
Class R5	1	—
Class R6	30,688	49,715

Net Asset Value (a):
Class A — Redemption price per share	$19.27	$10.21
Class C — Offering price per share (b)	18.94	10.19
Class I — Offering and redemption price per share	19.39	10.23
Class R2 — Offering and redemption price per share	19.14	—
Class R3 — Offering and redemption price per share	19.34	—
Class R4 — Offering and redemption price per share	19.28	—
Class R5 — Offering and redemption price per share	19.39	—
Class R6 — Offering and redemption price per share	19.38	10.23
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.18	$10.69

Cost of investments in non-affiliates	$3,096,759	$11,110,214
Cost of investments in affiliates	139,631	514,246
Cost of foreign currency	5,986	3,232
Investment securities on loan, at value (See Note 2.F.)	69,542	153,063
Cost of investment of cash collateral (See Note 2.F.)	73,144	159,453
Proceeds from securities sold short	24,323	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	131

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$50,553	$404,672
Interest income from affiliates	2	—
Dividend income from non-affiliates	39,348	159,434
Dividend income from affiliates	2,195	4,243
Income from securities lending (net) (See Note 2.F.)	415	1,335
Foreign taxes withheld (net)	(1,945)	(7,363)

Total investment income	90,568	562,321

EXPENSES:
Investment advisory fees	20,040	53,742
Administration fees	2,733	8,874
Distribution fees:
Class A	1,130	9,442
Class C	3,705	24,980
Class R2	29	—
Class R3	1	—
Service fees:
Class A	1,130	9,442
Class C	1,235	8,327
Class I	5,319	13,164
Class R2	14	—
Class R3	1	—
Class R4	2	—
Class R5	— (a)	—
Custodian and accounting fees	830	1,638
Interest expense to affiliates	27	16
Professional fees	200	354
Trustees’ and Chief Compliance Officer’s fees	38	70
Printing and mailing costs	202	741
Registration and filing fees	227	283
Transfer agency fees (See Note 2.L.)	81	289
Dividend expense to non-affiliates on securities sold short	342	—
Interest expense to non-affiliates on securities sold short	3	—
Other	147	270

Total expenses	37,436	131,632

Less fees waived	(4,854)	(27,463)
Less expense reimbursements	(2)	(1,243)

Net expenses	32,580	102,926

Net investment income (loss)	$57,988	$459,395

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN FUNDS	OCTOBER 31, 2020

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$354 (a)	$(184,109	)(b)
Investments in affiliates	(103)	194
Options purchased	(37,489)	—
Futures contracts	58,862	68,740
Securities sold short	(2,879)	—
Foreign currency transactions	(1,238)	(1,914)
Forward foreign currency exchange contracts	(3,426)	—
Options written	585	—
Swaps	587	—
Unfunded commitments	—	—	(c)

Net realized gain (loss)	15,253	(117,089)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	46,221 (d)	(595,084	)(e)
Investments in affiliates	23	—	(c)
Options purchased	(5,182)	—
Futures contracts	(4,234)	3,176
Securities sold short	28	—
Foreign currency translations	(167)	670
Forward foreign currency exchange contracts	6,572	—
Options written	4	—
Swaps	(1,915)	—
Unfunded commitments	18	30

Change in net unrealized appreciation/depreciation	41,368	(591,208)

Net realized/unrealized gains (losses)	56,621	(708,297)

Change in net assets resulting from operations	$114,609	$(248,902)

(a)	Net of foreign capital gains tax of approximately $10,000.
(b)	Net of foreign capital gains tax of approximately $(511,000).
(c)	Amount rounds to less than one thousand.
(d)	Net of change in foreign capital gains tax of approximately $6,000.
(e)	Net of change in foreign capital gains tax of approximately $(402,000).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	133

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$57,988	$74,010	$459,395	$483,657
Net realized gain (loss)	15,253	(13,419)	(117,089)	5,385
Change in net unrealized appreciation/depreciation	41,368	245,135	(591,208)	721,644

Change in net assets resulting from operations	114,609	305,726	(248,902)	1,210,686

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,886)	(9,986)	(148,881)	(130,780)
Class C	(6,657)	(11,406)	(114,167)	(136,430)
Class I	(36,160)	(56,951)	(214,354)	(208,281)
Class R2	(76)	(103)	—	—
Class R3	(1)	(1)	—	—
Class R4	(14)	(6)	—	—
Class R5	— (a)	(1)	—	—
Class R6	(9,820)	(14,152)	(17,663)	(11,756)

Total distributions to shareholders	(59,614)	(92,606)	(495,065)	(487,247)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(100,642)	(96,230)	(706,760)	636,913

NET ASSETS:
Change in net assets	(45,647)	116,890	(1,450,727)	1,360,352
Beginning of period	3,674,813	3,557,923	13,520,145	12,159,793

End of period	$3,629,166	$3,674,813	$12,069,418	$13,520,145

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN FUNDS	OCTOBER 31, 2020

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$188,060	$217,930	$1,840,939	$1,647,527
Distributions reinvested	6,380	9,209	141,045	126,307
Cost of shares redeemed	(172,254)	(152,045)	(1,309,710)	(1,668,716)

Change in net assets resulting from Class A capital transactions	$22,186	$75,094	$672,274	$105,118

Class C
Proceeds from shares issued	$49,908	$97,211	$276,536	$433,833
Distributions reinvested	5,634	9,866	103,061	121,362
Cost of shares redeemed	(125,737)	(124,058)	(1,511,458)	(1,084,073)

Change in net assets resulting from Class C capital transactions	$(70,195)	$(16,981)	$(1,131,861)	$(528,878)

Class I
Proceeds from shares issued	$618,742	$892,758	$1,147,501	$2,066,543
Distributions reinvested	28,888	45,377	189,667	182,360
Cost of shares redeemed	(753,615)	(751,445)	(1,762,957)	(1,314,086)

Change in net assets resulting from Class I capital transactions	$(105,985)	$186,690	$(425,789)	$934,817

Class R2
Proceeds from shares issued	$1,252	$2,438	$—	$—
Distributions reinvested	76	103	—	—
Cost of shares redeemed	(1,094)	(1,073)	—	—

Change in net assets resulting from Class R2 capital transactions	$234	$1,468	$—	$—

Class R3
Proceeds from shares issued	$679	$29	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(44)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$636	$30	$—	$—

Class R4
Proceeds from shares issued	$320	$653	$—	$—
Distributions reinvested	14	6	—	—
Cost of shares redeemed	(290)	(64)	—	—

Change in net assets resulting from Class R4 capital transactions	$44	$595	$—	$—

Class R5
Proceeds from shares issued	$— (a)	$—	$—	$—
Distributions reinvested	— (a)	— (a)	—	—
Cost of shares redeemed	— (a)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$— (a)	$— (a)	$—	$—

Class R6
Proceeds from shares issued	$70,260	$102,415	$243,943	$161,099
Distributions reinvested	9,623	14,078	17,611	11,748
Cost of shares redeemed	(27,445)	(459,619)	(82,938)	(46,991)

Change in net assets resulting from Class R6 capital transactions	$52,438	$(343,126)	$178,616	$125,856

Total change in net assets resulting from capital transactions	$(100,642)	$(96,230)	$(706,760)	$636,913

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	135

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	10,041	12,001	176,710	157,460
Reinvested	338	517	13,807	12,156
Redeemed	(9,429)	(8,386)	(128,870)	(161,130)

Change in Class A Shares	950	4,132	61,647	8,486

Class C
Issued	2,723	5,479	26,585	41,729
Reinvested	298	566	10,109	11,724
Redeemed	(6,952)	(6,953)	(148,018)	(104,351)

Change in Class C Shares	(3,931)	(908)	(111,324)	(50,898)

Class I
Issued	33,090	49,612	111,133	199,051
Reinvested	1,531	2,537	18,517	17,480
Redeemed	(41,507)	(41,703)	(175,591)	(126,882)

Change in Class I Shares	(6,886)	10,446	(45,941)	89,649

Class R2
Issued	67	133	—	—
Reinvested	4	6	—	—
Redeemed	(60)	(59)	—	—

Change in Class R2 Shares	11	80	—	—

Class R3
Issued	36	2	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(2)	—	—	—

Change in Class R3 Shares	34	2	—	—

Class R4
Issued	18	35	—	—
Reinvested	1	— (a)	—	—
Redeemed	(16)	(3)	—	—

Change in Class R4 Shares	3	32	—	—

Class R5
Issued	— (a)	—	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	— (a)	—	—	—

Change in Class R5 Shares	— (a)	— (a)	—	—

Class R6
Issued	3,722	5,601	23,202	15,445
Reinvested	511	787	1,724	1,125
Redeemed	(1,481)	(25,785)	(8,234)	(4,513)

Change in Class R6 Shares	2,752	(19,397)	16,692	12,057

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN FUNDS	OCTOBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2020	J.P. MORGAN FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Year Ended October 31, 2020	$18.82	$0.27	$0.46	$0.73	$(0.28)	$—	$(0.28)
Year Ended October 31, 2019	17.71	0.36	1.22	1.58	(0.47)	—	(0.47)
Year Ended October 31, 2018	18.63	0.31	(0.63)	(0.32)	(0.31)	(0.29)	(0.60)
Year Ended October 31, 2017	16.38	0.34	2.23	2.57	(0.32)	—	(0.32)
Year Ended October 31, 2016	16.47	0.34	(0.10)	0.24	(0.31)	(0.02)	(0.33)

Class C
Year Ended October 31, 2020	18.54	0.18	0.46	0.64	(0.24)	—	(0.24)
Year Ended October 31, 2019	17.47	0.27	1.19	1.46	(0.39)	—	(0.39)
Year Ended October 31, 2018	18.39	0.22	(0.63)	(0.41)	(0.22)	(0.29)	(0.51)
Year Ended October 31, 2017	16.20	0.25	2.20	2.45	(0.26)	—	(0.26)
Year Ended October 31, 2016	16.30	0.26	(0.10)	0.16	(0.24)	(0.02)	(0.26)

Class I
Year Ended October 31, 2020	18.91	0.32	0.47	0.79	(0.31)	—	(0.31)
Year Ended October 31, 2019	17.79	0.41	1.22	1.63	(0.51)	—	(0.51)
Year Ended October 31, 2018	18.71	0.37	(0.65)	(0.28)	(0.35)	(0.29)	(0.64)
Year Ended October 31, 2017	16.45	0.38	2.23	2.61	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.53	0.39	(0.10)	0.29	(0.35)	(0.02)	(0.37)

Class R2
Year Ended October 31, 2020	18.73	0.20	0.46	0.66	(0.25)	—	(0.25)
Year Ended October 31, 2019	17.64	0.30	1.20	1.50	(0.41)	—	(0.41)
Year Ended October 31, 2018	18.57	0.25	(0.62)	(0.37)	(0.27)	(0.29)	(0.56)
Year Ended October 31, 2017	16.36	0.28	2.22	2.50	(0.29)	—	(0.29)
Year Ended October 31, 2016	16.44	0.31	(0.10)	0.21	(0.27)	(0.02)	(0.29)

Class R3
Year Ended October 31, 2020	18.90	0.24	0.48	0.72	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.79	0.34	1.22	1.56	(0.45)	—	(0.45)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.88)	(0.86)	—	—	—

Class R4
Year Ended October 31, 2020	18.81	0.30	0.47	0.77	(0.30)	—	(0.30)
Year Ended October 31, 2019	17.71	0.42	1.17	1.59	(0.49)	—	(0.49)
October 1, 2018 (j) through October 31, 2018	18.56	0.02	(0.87)	(0.85)	—	—	—

Class R5
Year Ended October 31, 2020	18.92	0.33	0.46	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2019	17.80	0.42	1.22	1.64	(0.52)	—	(0.52)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.87)	(0.85)	—	—	—

Class R6
Year Ended October 31, 2020	18.91	0.35	0.46	0.81	(0.34)	—	(0.34)
Year Ended October 31, 2019	17.79	0.43	1.22	1.65	(0.53)	—	(0.53)
November 1, 2017 (j) through October 31, 2018	18.74	0.37	(0.65)	(0.28)	(0.38)	(0.29)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(h)

Commencing on October 31, 2017, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to October 31, 2016, the Fund did not transact in securities sold short.

(i)

The net expenses and expenses without waivers (excluding dividend and interest expense for securities sold short) for Class A are 1.02% and 1.18% for the year ended October 31, 2020, 1.02% and 1.23% for the year ended October 31, 2019, 1.02% and 1.24% for the year ended October 31, 2018, 1.02% and 1.27% for the year ended October 31, 2017, Class C are 1.53% and 1.68% for the year ended October 31, 2020, 1.52% and 1.73% for the year ended October 31, 2019, 1.52% and 1.74% for the year ended October 31, 2018, 1.52% and 1.77% for the year ended October 31, 2017, Class I are 0.77% and 0.92% for the year ended October 31, 2020, 0.77% and 0.97% for the year ended October 31, 2019, 0.78% and 0.99% for the year ended October 31, 2018, 0.77% and 1.00% for the year ended October 31, 2017, Class R2 are 1.39% and 1.45% for the year ended October 31, 2020, 1.39% and 1.53% for the year ended October 31, 2019, 1.35% and 1.52% for the year ended October 31, 2018, 1.27% and 1.60% for the year ended October 31, 2017, Class R3 are 1.14% and 1.25% for the year ended October 31, 2020, 1.14% and 1.41% for the year ended October 31, 2019, 1.19% and 1.34% for the period ended October 31, 2018, Class R4 are 0.89% and 0.94% for the year ended October 31, 2020, 0.89% and 0.99% for the year ended October 31, 2019, 0.94% and 1.09% for the period ended October 31, 2018, Class R5 are 0.74% and 0.96% for the year ended October 31, 2020, 0.75% and 0.97% for the year ended October 31, 2019, 0.69% and 0.84% for the period ended October 31, 2018 and Class R6 are 0.64% and 0.67% for the year ended October 31, 2020, 0.64% and 0.72% for the year ended October 31, 2019, 0.64% and 0.74% for the period ended October 31, 2018, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN FUNDS	OCTOBER 31, 2020

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)(h)	Portfolio turnover rate (including securities sold short) (d)(h)

$19.27	3.94%	$472,779	1.03	%(i)	1.45%	1.19	%(i)	105%	116%
18.82	9.08	443,776	1.05	(i)	2.00	1.26	(i)	111	139
17.71	(1.81)	344,414	1.06	(i)	1.67	1.28	(i)	108	131
18.63	15.88	305,300	1.04	(i)	1.96	1.29	(i)	83	95
16.38	1.50	289,961	1.02		2.12	1.32		64	—

18.94	3.44	463,256	1.54	(i)	0.95	1.69	(i)	105	116
18.54	8.54	526,390	1.55	(i)	1.49	1.76	(i)	111	139
17.47	(2.32)	511,863	1.56	(i)	1.18	1.78	(i)	108	131
18.39	15.29	406,887	1.54	(i)	1.45	1.79	(i)	83	95
16.20	1.03	357,682	1.52		1.63	1.82		64	—

19.39	4.25	2,091,223	0.78	(i)	1.71	0.93	(i)	105	116
18.91	9.36	2,170,359	0.80	(i)	2.25	1.00	(i)	111	139
17.79	(1.58)	1,855,964	0.82	(i)	1.95	1.03	(i)	108	131
18.71	16.12	1,611,736	0.79	(i)	2.14	1.02	(i)	83	95
16.45	1.79	782,381	0.77		2.39	1.04		64	—

19.14	3.55	5,724	1.40	(i)	1.09	1.46	(i)	105	116
18.73	8.69	5,394	1.42	(i)	1.64	1.56	(i)	111	139
17.64	(2.09)	3,658	1.39	(i)	1.35	1.56	(i)	108	131
18.57	15.50	2,441	1.29	(i)	1.58	1.62	(i)	83	95
16.36	1.30	758	1.27		1.93	1.75		64	—

19.34	3.85	720	1.15	(i)	1.22	1.26	(i)	105	116
18.90	8.97	50	1.17	(i)	1.83	1.44	(i)	111	139
17.79	(4.61)	19	1.23	(i)	1.08	1.38	(i)	108	131

19.28	4.13	688	0.90	(i)	1.59	0.95	(i)	105	116
18.81	9.20	631	0.92	(i)	2.29	1.02	(i)	111	139
17.71	(4.58)	19	0.98	(i)	1.33	1.13	(i)	108	131

19.39	4.23	22	0.75	(i)	1.73	0.97	(i)	105	116
18.92	9.39	21	0.78	(i)	2.27	1.00	(i)	111	139
17.80	(4.56)	19	0.73	(i)	1.58	0.88	(i)	108	131

19.38	4.34	594,754	0.65	(i)	1.83	0.68	(i)	105	116
18.91	9.50	528,192	0.67	(i)	2.35	0.75	(i)	111	139
17.79	(1.58)	841,967	0.68	(i)	2.02	0.78	(i)	108	131

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Income Builder Fund
Class A
Year Ended October 31, 2020	$10.73	$0.38	$(0.49)	$(0.11)	$(0.39)	$(0.02)	$(0.41)
Year Ended October 31, 2019	10.13	0.41	0.60	1.01	(0.41)	—	(0.41)
Year Ended October 31, 2018	10.62	0.42	(0.48)	(0.06)	(0.43)	—	(0.43)
Year Ended October 31, 2017	9.95	0.41	0.67	1.08	(0.41)	—	(0.41)
Year Ended October 31, 2016	9.96	0.42	(0.01)	0.41	(0.42)	—	(0.42)

Class C
Year Ended October 31, 2020	10.70	0.32	(0.47)	(0.15)	(0.34)	(0.02)	(0.36)
Year Ended October 31, 2019	10.10	0.36	0.60	0.96	(0.36)	—	(0.36)
Year Ended October 31, 2018	10.59	0.37	(0.49)	(0.12)	(0.37)	—	(0.37)
Year Ended October 31, 2017	9.92	0.36	0.67	1.03	(0.36)	—	(0.36)
Year Ended October 31, 2016	9.93	0.37	(0.01)	0.36	(0.37)	—	(0.37)

Class I
Year Ended October 31, 2020	10.74	0.39	(0.48)	(0.09)	(0.40)	(0.02)	(0.42)
Year Ended October 31, 2019	10.14	0.43	0.60	1.03	(0.43)	—	(0.43)
Year Ended October 31, 2018	10.63	0.44	(0.49)	(0.05)	(0.44)	—	(0.44)
Year Ended October 31, 2017	9.96	0.43	0.67	1.10	(0.43)	—	(0.43)
Year Ended October 31, 2016	9.97	0.43	(0.01)	0.42	(0.43)	—	(0.43)

Class R6
Year Ended October 31, 2020	10.74	0.40	(0.48)	(0.08)	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2019	10.14	0.43	0.61	1.04	(0.44)	—	(0.44)
November 1, 2017 (f) through October 31, 2018	10.64	0.46	(0.51)	(0.05)	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.21	(1.01)%	$4,132,310	0.74%	3.65%	1.02%	64%
10.73	10.20	3,678,891	0.74	3.90	1.05	48
10.13	(0.67)	3,386,949	0.75	4.02	1.07	59
10.62	11.11	3,731,312	0.75	4.02	1.08	52
9.95	4.23	3,991,877	0.75	4.25	1.10	52

10.19	(1.42)	2,497,469	1.24	3.16	1.52	64
10.70	9.67	3,814,158	1.24	3.43	1.55	48
10.10	(1.17)	4,114,927	1.25	3.52	1.57	59
10.59	10.58	4,609,784	1.25	3.53	1.59	52
9.92	3.70	4,968,359	1.25	3.76	1.61	52

10.23	(0.76)	4,930,991	0.59	3.80	0.77	64
10.74	10.35	5,672,266	0.59	4.08	0.80	48
10.14	(0.52)	4,445,260	0.60	4.17	0.81	59
10.63	11.26	4,448,619	0.60	4.15	0.83	52
9.96	4.36	3,198,358	0.60	4.39	0.86	52

10.23	(0.68)	508,648	0.51	3.90	0.52	64
10.74	10.44	354,830	0.51	4.15	0.55	48
10.14	(0.51)	212,657	0.50	4.37	0.57	59

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5, Class R6 and Class T(1)	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I, Class R6 and Class T(1)	Diversified

(1)	Class T Shares had no assets from the close of business on June 5, 2018 and are not offered to the public.

The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.

The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market- based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in

142	J.P. MORGAN FUNDS	OCTOBER 31, 2020

comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at October 31, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$17,512	$24,115	$41,627
Collateralized Mortgage Obligations
Bermuda	—	—	2,302	2,302
United States	—	50,947	30,483	81,430

Total Collateralized Mortgage Obligations	—	50,947	32,785	83,732

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	982	982
United States	—	75,710	21,538	97,248

Total Commercial Mortgage-Backed Securities	—	75,710	22,520	98,230

Common Stocks
Australia	—	38,212	—	38,212
Austria	339	5,711	—	6,050
Belgium	91	6,394	—	6,485
Brazil	8,951	172	—	9,123
Canada	20,735	—	—	20,735
Chile	—	145	—	145
China	23,150	150,162	—	173,312
Denmark	4,726	23,693	—	28,419
Finland	—	10,724	—	10,724
France	394	88,887	—	89,281
Germany	1,035	75,976	—	77,011

OCTOBER 31, 2020	J.P. MORGAN FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Hong Kong	$97	$30,351	$—		$30,448
Hungary	—	1,314	—		1,314
India	20,758	—	—		20,758
Indonesia	—	8,344	—		8,344
Ireland	3,614	2,315	—		5,929
Israel	984	1,143	—		2,127
Italy	—	9,638	—		9,638
Japan	102	116,863	—		116,965
Jordan	—	155	—		155
Luxembourg	—	646	—		646
Macau	—	1,930	—		1,930
Mexico	10,115	—	—		10,115
Netherlands	9,953	40,844	—		50,797
New Zealand	—	1,174	—		1,174
Norway	—	2,285	—		2,285
Peru	4,993	—	—		4,993
Poland	1,642	3,717	—		5,359
Portugal	—	605	—		605
Russia	5,100	7,807	—		12,907
Singapore	—	3,621	—		3,621
South Africa	2,392	9,678	—		12,070
South Korea	—	47,151	—		47,151
Spain	—	23,314	—		23,314
Sweden	135	32,181	—		32,316
Switzerland	—	92,899	—		92,899
Taiwan	40,723	10,419	—		51,142
Tanzania, United Republic of	—	838	—		838
Thailand	—	2,735	—		2,735
United Arab Emirates	—	—	—	(a)	—	(a)
United Kingdom	4,201	105,914	—		110,115
United States	745,832	5,741	321		751,894

Total Common Stocks	910,062	963,698	321		1,874,081

Convertible Bonds
United States	—	113	—	(a)	113
Convertible Preferred Stocks	—	—	415		415
Corporate Bonds
Australia	—	1,383	—		1,383
Belgium	—	6,941	—		6,941
Brazil	—	1,752	—		1,752
Canada	—	27,474	—		27,474
Cayman Islands	—	168	—		168
Chile	—	399	—		399
China	—	4,547	—		4,547
Finland	—	2,972	—		2,972
France	—	16,418	—		16,418
Germany	—	4,798	—		4,798
Italy	—	9,929	—		9,929
Japan	—	5,857	—		5,857
Luxembourg	—	6,604	—		6,604
Macau	—	854	—		854
Netherlands	—	5,947	—		5,947
New Zealand	—	246	—		246
Singapore	—	9,531	—		9,531
South Korea	—	6,269	—		6,269

144	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Spain	$—	$933	$—	$933
Sweden	—	259	—	259
Switzerland	—	2,907	—	2,907
United Kingdom	—	18,193	—	18,193
United States	—	846,163	115	846,278
Venezuela, Bolivarian Republic of	—	24	—	24

Total Corporate Bonds	—	980,568	115	980,683

Exchange-Traded Funds	14,114	—	—	14,114
Foreign Government Securities	—	252,918	—	252,918
Loan Assignments
Canada	—	518	—	518
United States	—	7,532	1,036	8,568

Total Loan Assignments	—	8,050	1,036	9,086

Preferred Stocks
United States	17	—	45	62
Rights
Singapore	—	— (a)	—	— (a)
United Kingdom	90	—	—	90
United States	—	—	19	19

Total Rights	90	— (a)	19	109

Supranational	—	4,777	—	4,777
U.S. Treasury Obligations	—	67,165	—	67,165
Warrants	—	—	31	31
Short-Term Investments
Certificates of Deposit	—	1,468	—	1,468
Commercial Paper	—	2,497	—	2,497
Foreign Government Treasury Bills	—	35,551	—	35,551
Investment Companies	139,690	—	—	139,690
Investment of cash collateral from securities loaned	73,139	—	—	73,139
U.S. Treasury Obligations	—	3,634	—	3,634

Total Short-Term Investments	212,829	43,150	—	255,979

Total Investments in Securities	$1,137,112	$2,464,608	$81,402	$3,683,122

Liabilities
Common Stocks	$(20,324)	$—	$—	$(20,324)
Exchange-Traded Funds	(3,863)	—	—	(3,863)

Total Liabilities in Securities Sold Short	$(24,187)	$—	$—	$(24,187)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,506	$—	$2,506
Futures Contracts	15,523	—	—	15,523
Swaps	—	84	—	84

Total Appreciation in Other Financial Instruments	$15,523	$2,590	$—	$18,113

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,822)	$—	$(1,822)
Futures Contracts	(19,911)	—	—	(19,911)
Swaps	—	(897)	—	(897)

Total Depreciation in Other Financial Instruments	$(19,911)	$(2,719)	$—	$(22,630)

OCTOBER 31, 2020	J.P. MORGAN FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Income Builder Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$—	$1,814	$1,814
United States	—	172,285	246,497	418,782

Total Asset-Backed Securities	—	172,285	248,311	420,596

Collateralized Mortgage Obligations
Bermuda	—	—	5,445	5,445
United States	—	534,234	197,023	731,257

Total Collateralized Mortgage Obligations	—	534,234	202,468	736,702

Commercial Mortgage-Backed Securities
United States	—	211,281	72,537	283,818
Common Stocks
Australia	—	97,972	—	97,972
Austria	—	2,872	—	2,872
Belgium	—	22,883	—	22,883
Brazil	15,652	1,108	—	16,760
Canada	95,623	—	—	95,623
Cayman Islands	—	—	22	22
Chile	1,852	—	—	1,852
China	—	205,830	—	205,830
Czech Republic	—	1,836	—	1,836
Denmark	—	22,556	—	22,556
Finland	—	18,329	—	18,329
France	—	113,279	—	113,279
Germany	313	104,678	—	104,991
Hong Kong	—	60,256	—	60,256
India	21,161	50,632	—	71,793
Indonesia	—	24,217	—	24,217
Ireland	—	3,272	—	3,272
Italy	—	42,020	—	42,020
Japan	—	164,576	—	164,576
Macau	—	2,169	—	2,169
Mexico	29,141	—	—	29,141
Netherlands	—	30,977	—	30,977
New Zealand	—	4,040	—	4,040
Norway	—	7,722	—	7,722
Peru	2,428	—	—	2,428
Portugal	—	5,765	—	5,765
Russia	18,448	33,264	—	51,712
Saudi Arabia	12,617	—	—	12,617
Singapore	207	22,350	—	22,557
South Africa	4,745	12,525	—	17,270
South Korea	4,429	59,435	—	63,864
Spain	1,545	99,932	—	101,477
Sweden	1,018	31,768	—	32,786
Switzerland	—	121,278	—	121,278
Taiwan	90,075	69,233	—	159,308
Thailand	—	7,149	—	7,149
United Kingdom	11,189	203,028	—	214,217
United States	2,004,289	4,093	7,474	2,015,856

Total Common Stocks	2,314,732	1,651,044	7,496	3,973,272

146	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Convertible Bonds
Australia	$—	$6,791	$—		$6,791
Cameroon	—	1,491	—		1,491
China	—	24,546	—		24,546
France	—	4,439	—		4,439
Germany	—	2,068	—		2,068
Israel	—	2,619	—		2,619
Singapore	—	3,684	—		3,684
South Africa	—	3,576	—		3,576
United Kingdom	—	4,481	—		4,481
United States	—	136,439	—	(b)	136,439

Total Convertible Bonds	—	190,134	—	(b)	190,134

Convertible Preferred Stocks
United States	70,665	—	5,308		75,973
Corporate Bonds
Australia	—	16,381	—		16,381
Austria	—	1,354	—		1,354
Azerbaijan	—	4,367	—		4,367
Bahrain	—	1,211	—		1,211
Belarus	—	716	—		716
Belgium	—	11,768	—		11,768
Brazil	—	5,076	—		5,076
Canada	—	165,788	—		165,788
Cayman Islands	—	3,720	—		3,720
Chile	—	3,003	—		3,003
China	—	1,188	—		1,188
Colombia	—	3,636	—		3,636
Costa Rica	—	775	—		775
Finland	—	4,330	—		4,330
France	—	74,575	—		74,575
Germany	—	14,643	—		14,643
Guatemala	—	1,184	—		1,184
India	—	872	—		872
Indonesia	—	8,733	—		8,733
Ireland	—	16,344	—		16,344
Italy	—	20,060	—		20,060
Japan	—	10,699	—		10,699
Kazakhstan	—	6,261	—		6,261
Luxembourg	—	57,610	—		57,610
Mexico	—	12,084	—		12,084
Morocco	—	2,464	—		2,464
Netherlands	—	27,403	—		27,403
Norway	—	3,058	—		3,058
Panama	—	1,689	—		1,689
Peru	—	4,012	—		4,012
Qatar	—	2,304	—		2,304
South Africa	—	1,358	—		1,358
South Korea	—	1,150	—		1,150
Spain	—	8,483	—		8,483
Sweden	—	647	—		647
Switzerland	—	74,222	—		74,222
Trinidad and Tobago	—	1,746	—		1,746
Turkey	—	635	—		635
United Arab Emirates	—	4,574	—		4,574

OCTOBER 31, 2020	J.P. MORGAN FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
United Kingdom	$—	$110,446		$—	$110,446
United States	—	3,942,232		4,201	3,946,433

Total Corporate Bonds	—	4,632,801		4,201	4,637,002

Equity-Linked Notes	—	508,752		—	508,752
Foreign Government Securities	—	179,992		—	179,992
Loan Assignments
Canada	—	7,327		—	7,327
France	—	2,618		—	2,618
Luxembourg	—	2,717		—	2,717
United States	—	258,172		7,495	265,667

Total Loan Assignments	—	270,834		7,495	278,329

Mortgage-Backed Securities	—	33,703		—	33,703
Preferred Stocks
United States	87,298	—		2,623	89,921
Rights
Singapore	—	—	(b)	—	—	(b)
United States	—	—		531	531

Total Rights	—	—	(b)	531	531

U.S. Government Agency Securities	—	6,047		—	6,047
U.S. Treasury Obligations	—	48,052		—	48,052
Warrants	—	—		809	809
Short-Term Investments
Certificates of Deposit	—	1,711		—	1,711
Commercial Paper	—	4,444		—	4,444
Investment Companies	514,343	—		—	514,343
Investment of cash collateral from securities loaned	159,426	—		—	159,426
U.S. Treasury Obligations	—	500		—	500

Total Short-Term Investments	673,769	6,655		—	680,424

Total Investments in Securities	$3,146,464	$8,445,814		$551,779	$12,144,057

Appreciation in Other Financial Instruments
Futures Contracts	$1,598	$—		$—	$1,598

Depreciation in Other Financial Instruments
Futures Contracts	$(29,350)	$—		$—	$(29,350)

(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

148	J.P. MORGAN FUNDS	OCTOBER 31, 2020

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Global Allocation Fund	Balance as of October 31, 2019		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2020
Investments in Securities
Asset-Backed Securities — Cayman Islands	$7,751		$(560)	$395	$—	(a)	$—		$(7,586)	$—	$—	$—
Asset-Backed Securities — United States	55,876		42	(637)	61		1,140		(33,565)	1,524	(326)	24,115
Collateralized Mortgage Obligations — Bermuda	3,103		—	(48)	—		—		(753)	—	—	2,302
Collateralized Mortgage Obligations — United States	37,037		(149)	(364)	(1)		1,177		(11,268)	4,051	—	30,483
Commercial Mortgage-Backed Securities — Cayman Islands	1,995		(47)	(13)	—		—		(953)	—	—	982
Commercial Mortgage-Backed Securities — United States	78,449		(9,543)	(2,766)	23		565		(45,592)	402	—	21,538
Common Stocks — United Arab Emirates	—		—	(80)	—		14		—	66	—	—	(b)
Common Stocks — United States	215		—	40	—		66		—	—	—	321
Convertible Bonds — United States	—		—	(163)	—		163		—	—	—	—	(b)
Convertible Preferred Stocks — United States	331		—	84	—		—		—	—	—	415
Corporate Bonds — United States	4		23	(4)	—		115		(23)	—	—	115
Loan Assignments — United States	253		100	64	13		839		(233)	—	—	1,036
Preferred Stocks — United States	—	(a)	—	—	—		45		—	—	—	45
Rights — United States	15		—	4	—		—		—	—	—	19
Warrants — United Kingdom	—		—	—	—		—	(a)	—	—	—	—	(a)
Warrants — United States	57		—	(26)	—		—		—	—	—	31

Total	$185,086		$(10,134)	$(3,514)	$96		$4,124		$(99,973)	$6,043	$(326)	$81,402

OCTOBER 31, 2020	J.P. MORGAN FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Income Builder Fund	Balance as of October 31, 2019	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2020
Investments in Securities
Asset-Backed Securities — Cayman Islands	$10,743	$(375)	$366	$1	$—		$(8,921)	$—	$—	$1,814
Asset-Backed Securities — United States	357,064	224	(6,736)	1,053	25,935		(147,363)	19,530	(3,210)	246,497
Collateralized Mortgage Obligations — Bermuda	6,680	—	(237)	—	—		(998)	—	—	5,445
Collateralized Mortgage Obligations — United States	104,140	— (a)	(3,181)	1	84,868		(26,889)	38,084	—	197,023
Commercial Mortgage-Backed Securities — Cayman Islands	2,992	(141)	8	—	—		(2,859)	—	—	—
Commercial Mortgage-Backed Securities — United States	139,275	(5,857)	(8,873)	57	24,527		(80,809)	7,603	(3,386)	72,537
Common Stocks — Cayman Islands	25	—	(3)	—	—		—	—	—	22
Common Stocks — New Zealand	1,488	1,475	(712)	—	—		(2,251)	—	—	—
Common Stocks — United States	3,022	—	2,727	—	2,001		(276)	—	—	7,474
Convertible Bonds — United States	—	—	(945)	—	945		—	—	—	—	(a)
Convertible Preferred Stocks — United States	4,229	—	1,079	—	—		—	—	—	5,308
Corporate Bonds — United States	11	411	11	—	4,180		(412)	—	—	4,201
Loan Assignments — United States	1,842	708	271	78	6,253		(1,657)	—	—	7,495
Preferred Stocks — United States	1	—	—	—	2,622		—	—	—	2,623
Rights — United States	432	—	99	—	—		—	—	—	531
Warrants — United Kingdom	—	—	—	—	—	(a)	—	—	—	—	(a)
Warrants — United States	1,482	—	(673)	—	—		—	—	—	809

Total	$633,426	$(3,555)	$(16,799)	$1,190	$151,331		$(272,435)	$65,217	$(6,596)	$551,779

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2020, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$(1,550)
Income Builder Fund	(13,023)

These amounts are included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations.

There were no significant transfers into or out of level 3 for the year ended October 31, 2020 for Global Allocation Fund.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended October 31, 2020 for Income Builder Fund.

150	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Global Allocation Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2020		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$23,863		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (8.79%)
				Constant Default Rate	0.00% - 6.00% (2.81%)
				Yield (Discount Rate of Cash Flows)	1.30% - 6.57% (2.42%)

Asset-Backed Securities	23,863

	21,539		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (3.76%)
				Constant Default Rate	0.00% - 5.00% (0.19%)
				Yield (Discount Rate of Cash Flows)	(9.45)% - 199.00% (11.76%)

Commercial Mortgage Backed Securities	21,539

	30,901		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (20.63%)
				Constant Default Rate	0.00% - 3.70% (0.17%)
				Yield (Discount Rate of Cash Flows)	2.21% - 6.77% (4.27%)

Collateralized Mortgage Obligation	30,901

	24		Market Comparable Companies	EBITDA Multiple (c)	6.0x (6.0x)
				Liquidity Discount	30.00% (30.00%)

Common Stocks	24

	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stocks	—	(b)

	761		Term of Restructuring	Expected Recovery	50.00% - 100.00% (99.31%)
	275		Market Comparable Companies	EBITDA Multiple (c)	6.0x (6.0x)

Loan Assignments	1,036

	—	(d)	Pending Distribution	Discount for Potential Outcome (e)	100.00% (100.00%)

Rights	—	(d)

Total	$77,363

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At October 31, 2020, the value of these investments was approximately $4,039,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(d)	Amount rounds to less than one thousand.
(e)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2020		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$147		Market Comparable Companies	EBITDA Multiple (b)	5.0x - 6.0x (6.0x)
				Liquidity Discount	0.00% - 30.00% (0.00%)
	78		Pending Distribution	Expected Recovery	$1.20

Common Stocks	225

	1		Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stocks	1

	—	(c)	Pending Distribution	Discount for Potential Outcome (d)	100.00% (100.00%)

Corporate Bonds	—	(c)

	246,247		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (8.19%)
				Constant Default Rate	0.00% - 10.30% (2.55%)
				Yield (Discount Rate of Cash Flows)	0.86% - 11.96% (2.60%)

Asset-Backed Securities	246,247

	198,702		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (17.70%)
				Constant Default Rate	0.00% - 4.00% (0.12%)
				Yield (Discount Rate of Cash Flows)	1.91% - 7.21% (3.78%)

Collateralized Mortgage Obligations	198,702

	69,862		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (1.09%)
				Constant Default Rate	0.00% - 5.00% (0.05%)
				Yield (Discount Rate of Cash Flows)	-9.45% - 199.00% (12.34%)

Commercial Mortgage-Backed Securities	69,862

	5,745		Pending Distribution	Expected Recovery	50.00% - 100.00% (99.15%)
	1,750		Market Comparable Companies	EBITDA Multiple (b)	6.0x (6.0x)

Loan Assignments	7,495

Total	$522,532

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At October 31, 2020, the value of these investments was approximately $29,247,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Value is zero.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

152	J.P. MORGAN FUNDS	OCTOBER 31, 2020

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Unfunded Commitments — The Funds have entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.

At October 31, 2020, Income Builder Fund had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

					Unfunded Commitment		Funded Commitment		Total Commitment
	Security Description	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Income Builder Fund	CVS Holdings I LP, Delayed Draw Term Loan	8/31/2026	0.000%	4.398%	$24	$23	$57	$54	$81	$77
	Moran Foods LLC, 1st Lien Term Loan B	4/1/2023	1.000	11.500	483	483	—	—	483	483
	Pathway Vet Alliance, Delayed Draw Term Loan	3/31/2027	0.000	3.935	19	18	—	—	19	18

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Income Builder Fund had delayed delivery securities outstanding as of October 31, 2020, which are shown as a Payable for Investment securities purchased — delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at October 31, 2020 are detailed on the SOIs.

F. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and/or the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2020 (amounts in thousands):

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to counterparty (not less than zero)
Global Allocation Fund	$69,542	$(69,542)	$—
Income Builder Fund	$153,063	$(153,063)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended October 31, 2020, JPMIM waived fees associated with the Fund’s investments in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Global Allocation Fund	$7
Income Builder Fund	19

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

154	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Global Allocation Fund

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$158,629	$2,359,766	$2,378,632	$(103)	$30	$139,690	139,606	$2,195		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	20,002	460,998	417,000	33 *	(7)	64,026	64,020	343	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	12,304	287,064	290,255	—	—	9,113	9,113	56	*	—

Total	$190,935	$3,107,828	$3,085,887	$(70)	$23	$212,829		$2,594		$—

Income Builder Fund

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.11% (a)(b)	$83,862	$906,680	$923,062	$(2)		$(8)	$67,470	67,429	$697		$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	607,894	4,715,036	4,876,288	196		35	446,873	446,606	3,546		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	—	625,000	482,000	34	*	(27)	143,007	142,992	1,694	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	—	712,531	696,112	—		—	16,419	16,419	195	*	—

Total	$691,756	$6,959,247	$6,977,462	$228		$— (c)	$673,769		$6,132		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

I. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes I(1) — I(4) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

156	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate risk, foreign exchange risk and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Global Allocation Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also record a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Global Allocation Fund engaged in various swap transactions, including credit default swaps, interest rate swaps and total return basket swaps, to manage credit risks, interest rate (e.g., duration, yield curve) and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Credit Default Swaps

Global Allocation Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

Global Allocation Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

Total Return Basket Swaps

Global Allocation Fund entered into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contracts on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swaps on the Statements of Operations.

Each swap involve additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in the total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/ (losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations.

The total return basket swap contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for the total return basket swaps.

158	J.P. MORGAN FUNDS	OCTOBER 31, 2020

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2020 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$8,010	$—	$84	8,094
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	3,355	2,506	—	5,861
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	4,158	—	—	4,158

Total		$15,523	$2,506	$84	$18,113

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(10,110)	$—	$(894)	$(11,004)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	(6,633)	(1,822)	—	(8,455)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(3,168)	—	—	(3,168)

Total		$(19,911)	$(1,822)	$(894)	$(22,627)

Income Builder Fund

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$328
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	1,270

Total		$1,598

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(13,916)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	(1,877)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(13,557)

Total		$(29,350)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2020 by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$412	$412
Equity contracts	(36,902)	34,717	—	310	(1,875)
Foreign exchange contracts	(2)	1,564	(3,426)	—	(1,864)
Interest rate contracts	—	22,581	—	(135)	22,446

Total	$(36,904)	$58,862	$(3,426)	$587	$19,119

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$75	$75
Equity contracts	(5,210)	(2,936)	—	(1,962)	(10,108)
Foreign exchange contracts	32	(3,667)	6,572	—	2,937
Interest rate contracts	—	2,369	—	(28)	2,341

Total	$(5,178)	$(4,234)	$6,572	$(1,915)	$(4,755)

OCTOBER 31, 2020	J.P. MORGAN FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$286
Foreign exchange contracts	(12,975)
Interest rate contracts	81,429

Total	$68,740

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,520)
Foreign exchange contracts	11,863
Interest rate contracts	(7,167)

Total	$3,176

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2020. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):

	Global Allocation Fund		Income Builder Fund
Futures Contracts — Equity:
Average Notional Balance Long	$541,873		$163,992
Average Notional Balance Short	135,236		215,465
Ending Notional Balance Long	567,901		154,613
Ending Notional Balance Short	96,577		—

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	419,115		125,285	(e)
Average Notional Balance Short	—		268,380
Ending Notional Balance Long	688,692		124,001
Ending Notional Balance Short	—		270,153

Futures Contracts — Interest Rate:
Average Notional Balance Long	506,708		1,608,592
Average Notional Balance Short	243,267		—
Ending Notional Balance Long	386,778		1,831,400
Ending Notional Balance Short	400,856		—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	186,834		—
Average Settlement Value Sold	704,827		—
Ending Settlement Value Purchased	201,180		—
Ending Settlement Value Sold	638,097		—

Exchange-Traded Options:
Average Number of Contracts Purchased	25,639	(a)	—
Average Number of Contracts Written	29	(b)	—

Swaptions & OTC Options:
Average Notional Balance Purchased	15,305	(c)	—
Average Notional Balance Written	10,046	(c)	—

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	17,178	(d)	—
Average Notional Balance — Receives Fixed Rate	2,541		—

160	J.P. MORGAN FUNDS	OCTOBER 31, 2020

	Global Allocation Fund	Income Builder Fund

Credit Default Swaps:
Average Notional Balance—Buy Protection	$2,393	$—

Total Return Basket Swaps:
Average Notional Balance Long	13,951	—
Ending Notional Balance Long	15,199	—

(a)	For the period November 1, 2019 through September 30, 2020.
(b)	For the period June 1, 2020 through June 30, 2020.
(c)	For the period November 1, 2019 through August 31, 2020.
(d)	For the period November 1, 2019 through February 29, 2020.
(e)	For the period August 1, 2020 through October 31, 2020.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties, cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in escrow in a separate account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

Global Allocation Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of October 31, 2020 are as follows (amounts in thousands):

Fund Counterparty		Value of swap contracts	Collateral amount
Bank of America, NA	Collateral Posted	$(810)	$810

The Funds’ derivatives contracts held at October 31, 2020 are not accounted for as hedging instruments under GAAP.

J. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of October 31, 2020, the Fund had outstanding short sales as listed on the SOI.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Security gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. The Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

L. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Global Allocation Fund
Transfer agency fees	$24	$24	$26	$2	$—	(a)	$—	(a)	$—	(a)	$5	$81

Income Builder Fund
Transfer agency fees	114	106	63	n/a	n/a		n/a		n/a		6	289

(a)	Amount rounds to less than one thousand.

M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for Income Builder Fund and quarterly for Global Allocation Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan Global Allocation Fund	$—	$(23,902)	$23,902
JPMorgan Income Builder Fund	5,880	1,277	(7,157)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in callable bonds and investments in passive foreign investment companies (“PFICs”).

P. Recent Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of November 1, 2019, the amortized cost basis of investments and unrealized appreciation (depreciation) of investments of the Funds were increased (decreased) by the amounts presented in the following table (amounts in thousands). The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

	Amortized Cost Basis of Investments	Unrealized Appreciation (Depreciation) of Investments
Global Allocation Fund	$(354)	$354
Income Builder Fund	(5,880)	5,880

162	J.P. MORGAN FUNDS	OCTOBER 31, 2020

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.55%
Income Builder Fund	0.42

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2020, the effective rate for Global Allocation Fund and Income Builder Fund was 0.08% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$43	$—	(a)
Income Builder Fund	332	13

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Global Allocation Fund	1.03%	1.53%	0.78%	1.40%	1.15%	0.90%	0.75%	0.65%
Income Builder Fund	0.75	1.25	0.60	n/a	n/a	n/a	n/a	0.52

The expense limitation agreements were in effect for the year ended October 31, 2020 and are in place until at least February 28, 2021.

For the year ended October 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$408	$272	$3,746	$4,426	$2
Income Builder Fund	58	38	26,488	26,584	1,243

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2020 were as follows (amounts in thousands):

Global Allocation Fund	$428
Income Builder Fund	879

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$3,508,208	$3,339,972	$45,035	$52,357	$350,347	$341,133
Income Builder Fund	7,644,219	7,857,233	64,397	128,622	—	—

164	J.P. MORGAN FUNDS	OCTOBER 31, 2020

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund*	$3,332,921	$459,204	$137,705	$321,499
Income Builder Fund	11,874,826	918,978	677,499	241,479

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in perpetual bonds, investments in callable bonds, mark to market of futures contracts, investments in contingent payment debt instruments and investments in PFICs.

The tax character of distributions paid during the year ended October 31, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$59,614	$—	$59,614
Income Builder Fund	475,631	19,434	495,065

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Total Distributions Paid
Global Allocation Fund	$92,606	$92,606
Income Builder Fund	487,247	487,247

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Allocation Fund	$50,729	$—	$255,752
Income Builder Fund	4,762	(76,974)	235,389

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, investments in callable bonds, investments in contingent payment debt instruments, straddle loss deferrals, investments in perpetual bonds and investments in PFICs.

As of October 31, 2020, the following Fund had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan Income Builder Fund	$58,864	$18,110

During the year ended October 31, 2020, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Global Allocation Fund	$24,999	$7,095

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates

OCTOBER 31, 2020	J.P. MORGAN FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended October 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended October 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—%	2	24.6%
Income Builder Fund	1	16.1	3	32.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

166	J.P. MORGAN FUNDS	OCTOBER 31, 2020

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	167

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

168	J.P. MORGAN FUNDS	OCTOBER 31, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

OCTOBER 31, 2020	J.P. MORGAN FUNDS	169

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

170	J.P. MORGAN FUNDS	OCTOBER 31, 2020

(1)

Mr. Marshall is retiring from the Board of Trustees effective the close of business on December 31, 2020. The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	171

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

172	J.P. MORGAN FUNDS	OCTOBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2020, and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual	$1,000.00	$1,113.90	$5.47	1.03%
Hypothetical	1,000.00	1,019.96	5.23	1.03
Class C
Actual	1,000.00	1,110.80	8.12	1.53
Hypothetical	1,000.00	1,017.44	7.76	1.53
Class I
Actual	1,000.00	1,115.40	4.15	0.78
Hypothetical	1,000.00	1,021.21	3.96	0.78
Class R2
Actual	1,000.00	1,111.50	7.43	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class R3
Actual	1,000.00	1,113.80	6.11	1.15
Hypothetical	1,000.00	1,019.35	5.84	1.15
Class R4
Actual	1,000.00	1,114.50	4.84	0.91
Hypothetical	1,000.00	1,020.56	4.62	0.91
Class R5
Actual	1,000.00	1,115.50	4.04	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76
Class R6
Actual	1,000.00	1,116.10	3.46	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65

OCTOBER 31, 2020	J.P. MORGAN FUNDS	173

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Income Builder Fund
Class A
Actual	$1,000.00	$1,085.10	$3.88	0.74%
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class C
Actual	1,000.00	1,083.60	6.49	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class I
Actual	1,000.00	1,086.90	3.09	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R6
Actual	1,000.00	1,087.30	2.68	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

174	J.P. MORGAN FUNDS	OCTOBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which the Funds may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees

OCTOBER 31, 2020	J.P. MORGAN FUNDS	175

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to each Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to each Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to each Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser and the Adviser, earn fees from each Fund and/or Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for each Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key

176	J.P. MORGAN FUNDS	OCTOBER 31, 2020

talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for each Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Allocation Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for each of the one-, three-,and five-year periods ended December 31, 2019, and in the third, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth, second and second quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Peer Group, and in the third quintile based upon the Universe, for the one-year period ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Income Builder Fund’s performance for Class A shares was in the second, third and second quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that performance for Class I shares was in the fourth, fourth and second quintile based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year

OCTOBER 31, 2020	J.P. MORGAN FUNDS	177

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

periods ended December 31, 2019, respectively. The Trustees noted that performance for Class R6 shares was in the second quintile based upon the Peer Group, and in the fourth quintile based upon the Universe, for the one-year period ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Allocation Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

The Trustees noted that the Income Builder Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund may invest.

178	J.P. MORGAN FUNDS	OCTOBER 31, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2020:

Dividends Received Deduction
JPMorgan Global Allocation Fund	16.67%
JPMorgan Income Builder Fund	12.62

Long Term Capital Gain

JPMorgan Income Builder Fund distributed approximately $19,434,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2020.

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Global Allocation Fund	$29,147
JPMorgan Income Builder Fund	123,929

OCTOBER 31, 2020	J.P. MORGAN FUNDS	179

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. October 2020	AN-IB-GAL-1020

Annual Report

J.P. Morgan Funds

October 31, 2020

JPMorgan Emerging Markets Strategic Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

DECEMBER 10, 2020 (Unaudited)

Dear Shareholders,

Even as the pandemic fueled deep uncertainty over the past year, global financial markets proved to be resilient with unprecedented support from central banks and broad investor optimism over advances in global efforts to end the pandemic. Over the twelve months ended October 31, 2020, equity prices in the U.S. and emerging markets generally led a broad but uneven recovery from lows reached in the first quarter of 2020. For the period, the S&P 500 Index returned 9.71%, the MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%.

“We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment.” — Andrea L. Lisher

The period began with upward momentum in global equity markets but by the end of March 2020, investors responded to the emerging pandemic with a broad sell-off that fed a sharp spike in financial market volatility. The swift response of leading central banks to seek to ensure market liquidity brought some calm to financial markets and in the following months equity prices began to recover. Though the full economic impact of the pandemic remains unknown, investors have appeared to focus on specific efforts to contain Covid-19 and the timeline for the potential availability of vaccines against the virus.

Throughout this period, J.P. Morgan Asset Management has quickly adapted to unique challenges and has continued to operate utilizing the same fundamental practices and principles that have driven our success. We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment. On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2020	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.91)%
J.P. Morgan Emerging Markets Bond Index Global Diversified	0.98%
Emerging Markets Strategic Debt Composite Benchmark**	0.48%

Net Assets as of 10/31/2020 (In Thousands)	$259,834
Duration as of 10/31/2020	8.4 years

INVESTMENT OBJECTIVE***

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

While global financial markets largely entered the reporting period with support from an improving economic and trade outlook, the economic shock of the pandemic response sparked a drop in global asset prices and a spike in market volatility in the first quarter of 2020. Rapid interventions by the world’s central banks helped to calm investors and set the stage for general but uneven recovery in financial markets.

The final months of 2019 were marked by rising prices for global equity — led by U.S. markets — driven partly by gains in U.S. and European manufacturing and an initial U.S.-China agreement to lower trade barriers. Amid already low interest rates, the U.S. Federal Reserve (the “Fed”) declined to cut rates further at its December meeting.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets across the globe. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2002, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices generally fell and prices for crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity and bond markets staged a slow and uneven rebound.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a negative absolute performance and underperformed both the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”) and the Emerging Markets Strategic Debt Composite Benchmark (the “Composite Benchmark”) for the twelve months ended October 31, 2020.

Relative to the Index, the Fund’s underweight allocation to emerging market sovereign bonds was the leading detractor from performance. The Fund’s overweight allocation to local currency-denominated bonds was a leading contributor to performance relative to the Index.

The Fund’s overweight allocation to Lebanon was the largest detractor from performance relative to the Index relative after the nation defaulted on loans during the reporting period. The Fund’s overweight allocation to Angola also detracted from performance. Angola’s economy is heavily reliant on petroleum exports and a sharp decline in global oil prices in 2020 hurt Angolan bond prices. The Fund’s underweight allocation to China also detracted from relative performance as both sovereign and corporate bonds rebounded faster than expected from a sell-off sparked by the initial outbreak of Covid-19.

The Fund’s allocation to U.S. Treasury bond futures was the largest contributor to performance relative to the Index. By purchasing long futures positions, the Fund’s managers increased the duration of the Fund, which helped performance as interest rates fell during the reporting period. Generally, bonds with longer duration will experience greater price appreciation as interest rates decline, compared with shorter duration bonds. The Fund’s allocation to Ecuador sovereign bonds also contributed to relative performance amid a larger-than-expected financing agreement with the International Monetary Fund that covered most of the nation’s funding needs for 2020.

Relative to the Composite Benchmark, the Fund’s allocation in emerging market sovereign bonds detracted from performance. The Fund’s out-of-benchmark allocations to emerging market local currency bonds contributed to performance relative to the Composite Benchmark.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2020

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return. At the end of the reporting period, the Fund’s largest overweight positions were in the currencies of Serbia, Ukraine and Egypt, while the Fund’s largest underweight positions were in the euro and the U.S. dollar. In terms of sovereign debt, the Fund was overweight in Egypt, Mexico and Ukraine and underweight in China, Indonesia and Qatar.

PORTFOLIO COMPOSITION BY SECURITY TYPE****
Foreign Government Securities	61.9%
Corporate Bonds	32.3
Options Purchased	1.0
Short-Term Investments	4.8

PORTFOLIO COMPOSITION BY COUNTRY****
Mexico	6.5%
Egypt	4.8
Ukraine	4.0
Brazil	3.4
Kazakhstan	3.3
South Africa	3.0
Panama	3.0
Colombia	2.9
Indonesia	2.9
Nigeria	2.6
Saudi Arabia	2.6
United Arab Emirates	2.4
Russia	2.4
Dominican Republic	2.3
Ghana	2.3
Bahrain	2.3
Philippines	2.2
Qatar	2.1
Chile	2.0
Turkey	1.9
China	1.8

PORTFOLIO COMPOSITION BY COUNTRY****
Ecuador	1.8%
El Salvador	1.8
Angola	1.6
Malaysia	1.5
Peru	1.5
Belarus	1.5
Kenya	1.4
Senegal	1.3
Paraguay	1.3
Oman	1.2
Serbia	1.2
Morocco	1.2
Sri Lanka	1.2
Argentina	1.1
Uruguay	1.1
Jamaica	1.1
United States	1.1
Ivory Coast	1.0
Cayman Islands	1.0
Israel	1.0
Others (each less than 1.0%)	8.6
Short-Term Investments	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Emerging Markets Strategic Debt Composite Benchmark is made up of an equally weighted average of the J.P. Morgan Emerging Markets Bond Index Global Diversified, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	June 29, 2012
With Sales Charge*		(5.80)%	2.52%	(1.62)%
Without Sales Charge		(2.08)	3.29	(1.16)
CLASS C SHARES	June 29, 2012
With CDSC**		(3.57)	2.80	(1.64)
Without CDSC		(2.57)	2.80	(1.64)
CLASS I SHARES	June 29, 2012	(1.91)	3.53	(0.92)
CLASS R2 SHARES	June 29, 2012	(2.44)	3.03	(1.41)
CLASS R5 SHARES	June 29, 2012	(1.76)	3.75	(0.72)
CLASS R6 SHARES	June 29, 2012	(1.66)	3.81	(0.67)

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 30, 2016, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and Emerging Markets Strategic Debt Composite Benchmark from June 29, 2012 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the Emerging Markets Strategic Debt Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds and Eurobonds. The diversified index limits the exposure of some of the larger countries. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2020

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — 61.1%

Angola — 1.6%

Republic of Angola

8.00%, 11/26/2029 (a)	3,410	2,621

8.00%, 11/26/2029 (b)	1,450	1,115

9.38%, 5/8/2048 (b)	406	310

		4,046

Argentina — 1.1%

Argentine Republic

1.00%, 7/9/2029	415	170

0.12%, 7/9/2030 (c)	3,167	1,148

0.12%, 7/9/2035 (c)	2,590	848

0.12%, 1/9/2038 (c)	1,979	734

		2,900

Armenia — 0.1%

Republic of Armenia 3.95%, 9/26/2029 (a)	390	367

Azerbaijan — 0.2%

Republic of Azerbaijan 3.50%, 9/1/2032 (b)	500	483

Bahrain — 1.6%

Kingdom of Bahrain

6.13%, 8/1/2023 (b)	500	532

7.00%, 1/26/2026 (b)	1,450	1,637

7.00%, 10/12/2028 (b)	710	783

6.75%, 9/20/2029 (b)	994	1,076

		4,028

Belarus — 1.2%

Republic of Belarus

6.88%, 2/28/2023 (b)	450	445

6.38%, 2/24/2031 (a)	2,770	2,618

		3,063

Bermuda — 0.7%

Bermuda Government Bond

4.85%, 2/6/2024 (b)	643	710

2.38%, 8/20/2030 (a)	524	538

3.38%, 8/20/2050 (a)	612	634

		1,882

Bolivia, Plurinational State of — 0.3%

Plurinational State of Bolivia 4.50%, 3/20/2028 (b)	1,000	867

Brazil — 1.7%

Federative Republic of Brazil

2.88%, 6/6/2025	760	768

3.88%, 6/12/2030	640	648

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Brazil — continued

5.63%, 1/7/2041	2,100	2,301

4.75%, 1/14/2050	650	638

		4,355

Colombia — 1.4%

Republic of Colombia

3.13%, 4/15/2031	700	718

5.00%, 6/15/2045	2,241	2,601

4.13%, 5/15/2051	413	433

		3,752

Costa Rica — 0.2%

Republic of Costa Rica 4.25%, 1/26/2023 (b)	450	410

Dominican Republic — 2.3%

Dominican Republic Government Bond

6.88%, 1/29/2026 (b)	500	564

4.88%, 9/23/2032 (a)	1,470	1,498

6.40%, 6/5/2049 (a)	2,040	2,076

5.88%, 1/30/2060 (a)	1,930	1,852

		5,990

Ecuador — 1.3%

Republic of Ecuador

Zero Coupon, 7/31/2030 (a)	429	193

0.50%, 7/31/2030 (a) (c)	1,427	942

0.50%, 7/31/2035 (a) (c)	3,125	1,719

0.50%, 7/31/2040 (a) (c)	1,198	593

		3,447

Egypt — 4.8%

Arab Republic of Egypt

14.31%, 10/13/2023	EGP 21,000	1,337

5.75%, 5/29/2024 (a)	2,000	2,046

5.88%, 6/11/2025 (b)	500	513

7.50%, 1/31/2027 (b)	3,150	3,332

7.05%, 1/15/2032 (a)	2,640	2,581

8.50%, 1/31/2047 (b)	1,033	1,025

8.88%, 5/29/2050 (b)	1,300	1,313

8.15%, 11/20/2059 (a)	250	236

		12,383

El Salvador — 1.5%

Republic of El Salvador

7.75%, 1/24/2023 (b)	75	68

5.88%, 1/30/2025 (b)	620	512

8.63%, 2/28/2029 (b)	1,020	885

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

El Salvador — continued

7.63%, 2/1/2041 (b)	2,100	1,620

9.50%, 7/15/2052 (a)	810	704

		3,789

Ethiopia — 0.7%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b)	1,717	1,726

Gabon — 0.5%

Gabonese Republic

6.38%, 12/12/2024 (b)	359	342

6.95%, 6/16/2025 (b)	402	380

6.63%, 2/6/2031 (a)	500	446

		1,168

Ghana — 2.3%

Republic of Ghana

7.63%, 5/16/2029 (b)	2,850	2,636

10.75%, 10/14/2030 (b)	570	697

8.63%, 6/16/2049 (b)	2,900	2,538

		5,871

Guatemala — 0.5%

Republic of Guatemala 6.13%, 6/1/2050 (a)	1,100	1,357

Honduras — 0.1%

Republic of Honduras 5.63%, 6/24/2030 (a)	280	309

Hungary — 0.5%

Hungary Government Bond 7.63%, 3/29/2041	674	1,200

Iraq — 0.4%

Republic of Iraq 5.80%, 1/15/2028 (b)	1,266	1,091

Israel — 0.2%

State of Israel Government Bond 3.88%, 7/3/2050	520	603

Ivory Coast — 1.0%

Republic of Cote d’Ivoire

6.38%, 3/3/2028 (b)	1,300	1,362

6.13%, 6/15/2033 (b)	1,289	1,299

		2,661

Jamaica — 1.1%

Jamaica Government Bond

8.00%, 3/15/2039	511	678

7.88%, 7/28/2045	1,605	2,081

		2,759

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Jordan — 0.6%

Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (a)	1,520	1,528

Kenya — 1.4%

Republic of Kenya 6.88%, 6/24/2024 (b)	3,350	3,536

Lebanon — 0.5%

Lebanese Republic

6.38%, 3/9/2020 (d)	3,165	507

6.15%, 6/19/2020 (d)	1,450	233

6.85%, 3/23/2027 (b) (d)	727	100

6.65%, 11/3/2028 (b) (d)	2,678	362

6.65%, 2/26/2030 (b) (d)	708	96

		1,298

Malaysia — 0.5%

1MDB Global Investments Ltd. 4.40%, 3/9/2023 (b)	1,400	1,393

Mexico — 0.9%

United Mexican States

4.50%, 4/22/2029	650	735

4.75%, 3/8/2044	250	277

4.60%, 2/10/2048	750	811

5.75%, 10/12/2110	400	465

		2,288

Morocco — 0.2%

Kingdom of Morocco 5.50%, 12/11/2042 (b)	500	601

Mozambique — 0.2%

Republic of Mozambique 5.00%, 9/15/2031 (a) (c)	700	576

Nigeria — 2.6%

Federal Republic of Nigeria

7.63%, 11/21/2025 (b)	2,000	2,099

6.50%, 11/28/2027 (b)	1,000	968

7.14%, 2/23/2030 (b)	300	290

7.88%, 2/16/2032 (b)	2,014	1,952

7.63%, 11/28/2047 (b)	1,550	1,411

		6,720

Oman — 1.2%

Sultanate of Oman Government Bond

5.38%, 3/8/2027 (b)	2,094	1,915

6.00%, 8/1/2029 (b)	209	191

6.75%, 1/17/2048 (b)	1,272	1,039

		3,145

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Panama — 1.3%

Republic of Panama

4.50%, 4/1/2056	1,080	1,331

3.87%, 7/23/2060	1,850	2,082

		3,413

Paraguay — 1.2%

Republic of Paraguay

6.10%, 8/11/2044 (b)	1,368	1,766

5.40%, 3/30/2050 (a)	1,200	1,455

		3,221

Peru — 0.4%

Republic of Peru

5.94%, 2/12/2029 (a)	PEN 670	219

5.63%, 11/18/2050	450	718

		937

Philippines — 2.1%

Republic of Philippines

7.75%, 1/14/2031	850	1,286

3.70%, 2/2/2042	1,450	1,669

2.95%, 5/5/2045	2,450	2,574

		5,529

Qatar — 2.0%

State of Qatar

4.63%, 6/2/2046 (b)	500	654

4.82%, 3/14/2049 (b)	2,000	2,668

4.40%, 4/16/2050 (a)	1,570	1,994

		5,316

Romania — 0.8%

Romania Government Bond 4.63%, 4/3/2049 (b)	EUR 1,389	2,003

Russia — 2.4%

Russian Federation

5.88%, 9/16/2043 (b)	2,000	2,726

5.25%, 6/23/2047 (b)	2,600	3,412

		6,138

Saudi Arabia — 1.7%

Kingdom of Saudi Arabia

4.38%, 4/16/2029 (b)	850	999

4.50%, 10/26/2046 (b)	1,460	1,723

5.00%, 4/17/2049 (b)	400	510

4.50%, 4/22/2060 (a)	1,000	1,217

		4,449

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Senegal — 1.3%

Republic of Senegal 6.25%, 7/30/2024 (b)	3,150	3,309

Serbia — 1.2%

Republic of Serbia

4.50%, 1/11/2026	RSD 239,890	2,552

5.88%, 2/8/2028	RSD 50,000	573

		3,125

South Africa — 1.9%

Republic of South Africa

4.67%, 1/17/2024	950	987

4.85%, 9/30/2029	2,550	2,526

5.00%, 10/12/2046	400	337

5.75%, 9/30/2049	1,250	1,127

		4,977

Sri Lanka — 1.1%

Democratic Socialist Republic of Sri Lanka

6.35%, 6/28/2024 (a)	520	294

6.85%, 11/3/2025 (b)	1,900	1,056

6.20%, 5/11/2027 (b)	1,050	564

6.75%, 4/18/2028 (b)	458	246

7.85%, 3/14/2029 (b)	1,460	789

		2,949

Trinidad and Tobago — 0.3%

Republic of Trinidad and Tobago 4.50%, 6/26/2030 (a)	830	839

Turkey — 1.7%

Republic of Turkey

5.75%, 3/22/2024	1,250	1,213

5.13%, 2/17/2028	600	533

7.63%, 4/26/2029	750	756

4.88%, 4/16/2043	2,237	1,636

Turkiye Ihracat Kredi Bankasi A/S 8.25%, 1/24/2024 (a)	340	344

		4,482

Ukraine — 3.9%

Ukraine Government Bond

7.75%, 9/1/2023 (b)	2,100	2,181

7.75%, 9/1/2024 (b)	1,150	1,188

15.84%, 2/26/2025 (b)	UAH 45,620	1,784

7.75%, 9/1/2025 (b)	2,800	2,863

7.75%, 9/1/2027 (b)	713	718

0.00%, 5/31/2040 (b) (e)	1,456	1,257

		9,991

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

United Arab Emirates — 1.0%

United Arab Emirates Government Bond

4.13%, 10/11/2047 (b)	1,550	1,903

4.00%, 7/28/2050 (a)	710	706

		2,609

Uruguay — 1.1%

Oriental Republic of Uruguay

7.88%, 1/15/2033	900	1,391

4.98%, 4/20/2055	1,060	1,402

		2,793

Venezuela, Bolivarian Republic of — 0.1%

Bolivarian Republic of Venezuela

7.75%, 10/13/2019 (b) (d)	91	8

12.75%, 8/23/2022 (b) (d)	1,470	129

9.25%, 5/7/2028 (b) (d)	2,130	186

		323

Zambia — 0.2%

Republic of Zambia 8.97%, 7/30/2027 (b)	1,145	481

Total Foreign Government Securities (Cost $165,449)		158,476

Corporate Bonds — 31.8%

Azerbaijan — 0.3%

State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (b)	700	826

Bahrain — 0.7%

Oil and Gas Holding Co. BSCC (The)

7.63%, 11/7/2024 (a)	500	532

8.38%, 11/7/2028 (a)	1,100	1,207

		1,739

Belarus — 0.3%

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (a)	870	831

Brazil — 1.7%

GUSAP III LP 4.25%, 1/21/2030 (b)	1,200	1,259

Petrobras Global Finance BV

6.90%, 3/19/2049	450	509

6.75%, 6/3/2050	850	929

Prumo Participacoes e Investimentos S/A 7.50%, 12/31/2031 (a)	420	444

Suzano Austria GmbH 6.00%, 1/15/2029	1,100	1,278

		4,419

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Cayman Islands — 0.9%

Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (a)	3,388	2,473

Chile — 1.9%

Corp. Nacional del Cobre de Chile 4.38%, 2/5/2049 (b)	570	662

Empresa de los Ferrocarriles del Estado 3.07%, 8/18/2050 (a)	376	350

Empresa de Transporte de Pasajeros Metro SA

5.00%, 1/25/2047 (b)	400	489

4.70%, 5/7/2050 (a)	870	1,048

Empresa Nacional del Petroleo

5.25%, 11/6/2029 (a)	1,750	2,000

4.50%, 9/14/2047 (b)	400	426

		4,975

China — 1.8%

Avi Funding Co. Ltd. 3.80%, 9/16/2025 (b)	900	1,008

Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021 (b)	1,100	1,110

CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (b)	400	429

GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (b)	200	97

Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (b)	450	499

New Metro Global Ltd. 6.50%, 5/20/2022 (b)	720	732

Yango Justice International Ltd. 10.25%, 3/18/2022 (b)	800	837

		4,712

Colombia — 1.5%

Ecopetrol SA 5.88%, 5/28/2045	2,040	2,214

Empresas Publicas de Medellin ESP 4.25%, 7/18/2029 (a)	1,520	1,560

		3,774

Congo, Democratic Republic of the — 0.3%

HTA Group Ltd. 7.00%, 12/18/2025 (a)	746	780

Costa Rica — 0.4%

Instituto Costarricense de Electricidad 6.95%, 11/10/2021 (b)	600	588

6.38%, 5/15/2043 (b)	500	335

		923

Ecuador — 0.4%

Petroamazonas EP 4.63%, 12/6/2021 (a)	1,155	1,065

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

El Salvador — 0.3%

AES El Salvador Trust II 6.75%, 3/28/2023 (b)	800	720

Georgia — 0.3%

Georgian Railway JSC 7.75%, 7/11/2022 (b)	750	780

Indonesia — 2.9%

Indonesia Asahan Aluminium Persero PT 6.76%, 11/15/2048 (b)	1,650	2,098

Pertamina Persero PT 5.63%, 5/20/2043 (b)	820	956

4.70%, 7/30/2049 (b)	388	414

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (b)	600	651

3.88%, 7/17/2029 (a)	1,940	2,081

5.25%, 5/15/2047 (b)	500	574

4.88%, 7/17/2049 (a)	678	746

		7,520

Israel — 0.7%

Leviathan Bond Ltd. 6.13%, 6/30/2025 (b)	661	678

6.50%, 6/30/2027 (b)	717	741

6.75%, 6/30/2030 (b)	413	427

		1,846

Kazakhstan — 3.2%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)	386	528

KazMunayGas National Co. JSC 4.75%, 4/19/2027 (b)	1,000	1,126

5.75%, 4/19/2047 (b)	3,298	4,099

KazTransGas JSC 4.38%, 9/26/2027 (b)	1,200	1,309

Tengizchevroil Finance Co. International Ltd. 3.25%, 8/15/2030 (b)	1,300	1,320

		8,382

Malaysia — 1.0%

Petronas Capital Ltd. 4.50%, 3/18/2045 (b)	1,150	1,447

4.55%, 4/21/2050 (a)	890	1,110

		2,557

Mexico — 5.5%

Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 7.76%), 8.38%, 10/14/2030 (a) (f) (g) (h)	394	418

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mexico — continued

Banco Nacional de Comercio Exterior SNC 4.38%, 10/14/2025 (b)	500	538

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (b) (g)	500	498

Petroleos Mexicanos

(ICE LIBOR USD 3 Month + 3.65%), 3.90%, 3/11/2022 (g)	799	788

5.38%, 3/13/2022	1,300	1,317

3.50%, 1/30/2023	500	487

6.49%, 1/23/2027	903	840

5.35%, 2/12/2028	3,620	3,092

6.75%, 9/21/2047	831	644

7.69%, 1/23/2050	4,852	4,027

6.95%, 1/28/2060	2,209	1,727

		14,376

Morocco — 1.0%

OCP SA 6.88%, 4/25/2044 (b)	2,000	2,505

Panama — 1.6%

Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048 (b)	697	782

AES Panama Generation Holdings SRL 4.38%, 5/31/2030 (a)	1,450	1,530

Banco Nacional de Panama 2.50%, 8/11/2030 (a)	866	861

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (a)	850	991

		4,164

Peru — 1.1%

Nexa Resources SA 6.50%, 1/18/2028 (a)	1,320	1,458

Peru LNG Srl 5.38%, 3/22/2030 (b)	1,980	1,506

		2,964

Saudi Arabia — 0.9%

Saudi Arabian Oil Co. 3.50%, 4/16/2029 (b)	2,050	2,250

South Africa — 1.1%

Eskom Holdings SOC Ltd. 5.75%, 1/26/2021 (b)	800	784

6.75%, 8/6/2023 (b)	800	757

8.45%, 8/10/2028 (b)	635	604

Transnet SOC Ltd. 4.00%, 7/26/2022 (b)	600	594

		2,739

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Trinidad and Tobago — 0.3%

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (a)	800	893

Turkey — 0.1%

Ronesans Gayrimenkul Yatirim A/S 7.25%, 4/26/2023 (a)	281	238

Ukraine — 0.1%

State Savings Bank of Ukraine 9.63%, 3/20/2025 (b) (c)	270	277

United Arab Emirates — 1.4%

Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/2/2047 (b)	850	1,013

EA Partners I BV 6.88%, 9/28/2020 (b)	2,751	49

EA Partners II BV 6.75%, 6/1/2021 (b) (d)	1,076	377

MDGH — GMTN BV 3.70%, 11/7/2049 (a)	2,000	2,196

		3,635

Venezuela, Bolivarian Republic of — 0.1%

Petroleos de Venezuela SA 8.50%, 10/27/2020 (b) (d)	624	156

9.00%, 11/17/2021 (b) (d)	1,240	35

12.75%, 2/17/2022 (b) (d)	770	21

5.38%, 4/12/2027 (b) (d)	730	21

		233

Total Corporate Bonds (Cost $85,676)		82,596

Options Purchased — 1.0%

Call Options Purchased — 0.0% (i)

United States — 0.0% (i)

Foreign Exchange USD/MXN 12/17/2020 at USD 22.57, Vanilla, European Style Notional Amount: USD 13,242 Counterparty: Citibank, NA *	13,242	151

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Put Options Purchased — 1.0%

United States — 1.0%

Foreign Exchange USD/CNH 11/30/2020 at USD 7.05, Vanilla, European Style Notional Amount: USD 26,128 Counterparty: Goldman Sachs International *	26,128	1,352

Foreign Exchange USD/JPY 11/10/2020 at USD 100.00, Vanilla, European Style Notional Amount: USD 9,717 Counterparty: Barclays Bank plc *	9,717	3

Foreign Exchange USD/JPY 11/12/2020 at USD 100.00, Vanilla, European Style Notional Amount: USD 20,695 Counterparty: Citibank, NA *	20,695	6

Foreign Exchange USD/MXN 11/30/2020 at USD 22.00, Vanilla, European Style Notional Amount: USD 26,128 Counterparty: Goldman Sachs International *	26,128	1,169

Total Put Options Purchased		2,530

Total Options Purchased (Cost $1,399)		2,681

	Shares (000)
Short-Term Investments — 4.7%

Investment Companies — 4.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (j) (k) (Cost $12,251)	12,243	12,250

Total Investments — 98.6% (Cost $264,775)		256,003
Other Assets Less Liabilities — 1.4%		3,831

NET ASSETS — 100.0%		259,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Abbreviations

CNH	China Renminbi
EGP	Egyptian Pound
EUR	Euro
GMTN	Global medium term note
ICE	Intercontinental Exchange
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PT	Limited liability company
RSD	Serbian dinar
UAH	Ukrainian Hryvnia
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2020.

(d)	Defaulted security.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates. The interest rate shown is the current rate as of October 31, 2020.
(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2020.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2020.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Amount rounds to less than 0.1% of net assets.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 2 Year Note	60	12/2020	USD	13,250	—	(a)

Abbreviations
USD	United States Dollar
(a)	Amount rounds to less than one thousand.

Forward foreign currency exchange contracts outstanding as of October 31, 2020 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	1,746	EUR	1,484	Merrill Lynch International	11/16/2020	17
CLP	778,909	USD	978	Goldman Sachs International**	11/24/2020	29
CNY	4,388	EUR	553	BNP Paribas**	11/24/2020	9
CNY	2,219	USD	330	BNP Paribas**	11/24/2020	1
CZK	7,569	EUR	277	BNP Paribas	11/24/2020	1
EUR	1,411	PLN	6,346	Barclays Bank plc	11/24/2020	41
ILS	2,234	USD	653	Goldman Sachs International	11/24/2020	2
KRW	760,561	USD	664	BNP Paribas**	11/24/2020	4
KRW	380,197	USD	332	Citibank, NA**	11/24/2020	2
KRW	379,684	USD	333	Goldman Sachs International**	11/24/2020	1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
MXN	14,655	USD	682	Barclays Bank plc	11/24/2020	7
MXN	6,848	USD	321	Goldman Sachs International	11/24/2020	1
THB	10,745	USD	344	BNP Paribas	11/24/2020	1
THB	9,723	USD	311	Goldman Sachs International	11/24/2020	1
USD	657	CAD	864	TD Bank Financial Group	11/24/2020	9
USD	330	CNY	2,191	Goldman Sachs International**	11/24/2020	3
USD	652	COP	2,511,730	BNP Paribas**	11/24/2020	3
USD	332	COP	1,277,580	Goldman Sachs International**	11/24/2020	2
USD	18	CZK	430	Royal Bank of Canada	11/24/2020	— (a)
USD	2,599	EUR	2,214	BNP Paribas	11/24/2020	19
USD	21	HUF	6,429	HSBC Bank, NA	11/24/2020	— (a)
USD	644	HUF	199,512	State Street Corp.	11/24/2020	11
USD	684	IDR	10,098,120	BNP Paribas**	11/24/2020	2
USD	331	ILS	1,125	BNP Paribas	11/24/2020	1
USD	332	ILS	1,128	Citibank, NA	11/24/2020	1
USD	331	KRW	375,485	Barclays Bank plc**	11/24/2020	1
USD	329	KRW	371,265	Citibank, NA**	11/24/2020	3
USD	80	PLN	312	HSBC Bank, NA	11/24/2020	2
USD	344	SGD	468	BNP Paribas	11/24/2020	1
USD	311	SGD	423	Goldman Sachs International	11/24/2020	2
USD	663	SGD	901	Standard Chartered Bank	11/24/2020	3
USD	15	SGD	21	State Street Corp.	11/24/2020	— (a)
MXN	87,975	USD	4,092	HSBC Bank, NA	12/22/2020	32
MXN	44,285	USD	2,049	State Street Corp.	12/22/2020	27
USD	2,940	EUR	2,473	Citibank, NA	12/22/2020	56

Total unrealized appreciation						295

BRL	1,838	USD	327	Citibank, NA**	11/24/2020	(7)
BRL	1,840	USD	329	Goldman Sachs International**	11/24/2020	(9)
CNY	4,407	USD	659	Goldman Sachs International**	11/24/2020	(2)
COP	1,236,012	USD	324	Goldman Sachs International**	11/24/2020	(5)
CZK	7,545	EUR	277	BNP Paribas	11/24/2020	— (a)
CZK	15,785	USD	679	Barclays Bank plc	11/24/2020	(4)
EUR	562	CZK	15,355	Goldman Sachs International	11/24/2020	(1)
HUF	205,942	EUR	566	Barclays Bank plc	11/24/2020	(6)
INR	99,253	USD	1,349	Goldman Sachs International**	11/24/2020	(20)
PLN	133	EUR	29	BNP Paribas	11/24/2020	— (a)
PLN	2,433	EUR	532	BNP Paribas	11/24/2020	(5)
PLN	6,658	USD	1,736	Citibank, NA	11/24/2020	(54)
RUB	51,355	USD	654	BNP Paribas**	11/24/2020	(9)
RUB	50,375	USD	648	Goldman Sachs International**	11/24/2020	(15)
SGD	922	USD	679	BNP Paribas	11/24/2020	(4)
USD	649	BRL	3,752	Goldman Sachs International**	11/24/2020	(5)
USD	983	CLP	764,647	Goldman Sachs International**	11/24/2020	(6)
USD	664	KRW	760,454	Goldman Sachs International**	11/24/2020	(4)
USD	355	ZAR	5,891	Citibank, NA	11/24/2020	(6)
MXN	42,941	USD	2,037	State Street Corp.	12/22/2020	(24)
USD	4,039	MXN	87,600	Goldman Sachs International	12/22/2020	(68)
USD	3,855	MXN	87,601	Merrill Lynch International	12/22/2020	(252)

Total unrealized depreciation						(506)

Net unrealized depreciation						(211)

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chile Peso
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee

KRW	Korean Republic Won
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Centrally Cleared Credit default swap contracts outstanding — buy protection (a) as of October 31, 2020 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.EM.34-V1	1.00	Quarterly	12/20/2025	2.17	USD 11,000	592	11	603
CDX.NA.EM.34-V1	1.00	Quarterly	12/20/2025	2.17	USD 11,500	568	62	630

						1,160	73	1,233

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

Written Put Options Contracts as of October 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
Foreign Exchange USD/CNH	Goldman Sachs International	26,128,000	USD 26,128	USD 7.05	11/30/2020	(1,352)
Foreign Exchange USD/MXN	Goldman Sachs International	26,128,000	USD 26,128	USD 22.00	11/30/2020	(1,169)

Total Written Options Contracts (Premiums Received $1,265)						(2,521)

Abbreviations

CNH	China Renminbi
MXN	Mexican Peso
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$241,072
Investments in affiliates, at value	12,250
Options purchased, at value	2,681
Cash	777
Foreign currency, at value	290
Deposits at broker for futures contracts	205
Deposits at broker for centrally cleared swaps	1,078
Receivables:
Due from custodian	1,303
Investment securities sold	1,319
Fund shares sold	4
Interest from non-affiliates	3,572
Dividends from affiliates	1
Tax reclaims	39
Unrealized appreciation on forward foreign currency exchange contracts	295

Total Assets	264,886

LIABILITIES:
Payables:
Investment securities purchased	1,303
Fund shares redeemed	211
Variation margin on futures contracts	—	(a)
Unrealized depreciation on forward foreign currency exchange contracts	506
Outstanding options written, at fair value	2,521
Variation margin on centrally cleared swaps (net upfront payments of $1,160)	39
Accrued liabilities:
Investment advisory fees	130
Administration fees	7
Distribution fees	—	(a)
Service fees	1
Custodian and accounting fees	65
Other	269

Total Liabilities	5,052

Net Assets	$259,834

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2020

JPMorgan Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$372,719
Total distributable earnings (loss)	(112,885)

Total Net Assets	$259,834

Net Assets:
Class A	$493
Class C	49
Class I	3,019
Class R2	28
Class R5	22
Class R6	256,223

Total	$259,834

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	64
Class C	7
Class I	393
Class R2	4
Class R5	3
Class R6	33,053

Net Asset Value (a):
Class A — Redemption price per share	$7.63
Class C — Offering price per share (b)	7.45
Class I — Offering and redemption price per share	7.69
Class R2 — Offering and redemption price per share	7.54
Class R5 — Offering and redemption price per share	7.75
Class R6 — Offering and redemption price per share	7.75
Class A maximum sales charge	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$7.93

Cost of investments in non-affiliates	$251,125
Cost of investments in affiliates	12,251
Cost of options purchased	1,399
Cost of foreign currency	247
Premiums received from options written	1,265

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	15

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$27,873
Interest income from affiliates	30
Dividend income from affiliates	110
Income from securities lending (net) (See Note 2.C.)	1
Foreign taxes withheld (net)	(45)

Total investment income	27,969

EXPENSES:
Investment advisory fees	3,206
Administration fees	370
Distribution fees:
Class A	1
Class C	1
Class R2	—	(a)
Service fees:
Class A	1
Class C	—	(a)
Class I	5
Class R2	—	(a)
Class R5	—	(a)
Custodian and accounting fees	202
Interest expense to affiliates	3
Professional fees	116
Trustees’ and Chief Compliance Officer’s fees	27
Printing and mailing costs	9
Registration and filing fees	98
Transfer agency fees (See Note 2.H.)	11
Other	18

Total expenses	4,068

Less fees waived	(620)
Less expense reimbursements	(9)

Net expenses	3,439

Net investment income (loss)	$24,530

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2020

	JPMorgan Emerging Markets Strategic Debt Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(65,426	)(a)
Investments in affiliates	51
Options purchased	(6,363)
Futures contracts	7,013
Foreign currency transactions	714
Forward foreign currency exchange contracts	823
Options written	5,986
Swaps	1,636

Net realized gain (loss)	(55,566)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(23,506	)(b)
Investments in affiliates	(2)
Options purchased	1,572
Futures contracts	(117)
Foreign currency translations	(269)
Forward foreign currency exchange contracts	163
Options written	(1,220)
Swaps	651

Change in net unrealized appreciation/depreciation	(22,728)

Net realized/unrealized gains (losses)	(78,294)

Change in net assets resulting from operations	$(53,764)

(a)	Net of foreign capital gains tax of approximately $(124,000).
(b)	Net of change in foreign capital gains tax of approximately $57,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,530	$38,979
Net realized gain (loss)	(55,566)	(3,595)
Change in net unrealized appreciation/depreciation	(22,728)	47,630

Change in net assets resulting from operations	(53,764)	83,014

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(20)	(402)
Return of capital	(2)	—
Class C
From net investment income	(3)	(11)
Return of capital	— (a)	—
Class I
From net investment income	(68)	(330)
Return of capital	(7)	—
Class R2
From net investment income	(1)	(1)
Return of capital	— (a)	—
Class R5
From net investment income	(1)	(1)
Return of capital	— (a)	—
Class R6
From net investment income	(23,576)	(34,359)
Return of capital	(1,662)	—

Total distributions to shareholders	(25,340)	(35,104)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(388,187)	(5,990)

NET ASSETS:
Change in net assets	(467,291)	41,920
Beginning of period	727,125	685,205

End of period	$259,834	$727,125

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2020

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,811	$2,349
Distributions reinvested	21	402
Cost of shares redeemed	(2,889)	(43,448)

Change in net assets resulting from Class A capital transactions	$(57)	$(40,697)

Class C
Proceeds from shares issued	$30	$485
Distributions reinvested	4	11
Cost of shares redeemed	(69)	(506)

Change in net assets resulting from Class C capital transactions	$(35)	$(10)

Class I
Proceeds from shares issued	$3,595	$10,081
Distributions reinvested	75	330
Cost of shares redeemed	(1,175)	(23,973)

Change in net assets resulting from Class I capital transactions	$2,495	$(13,562)

Class R2
Proceeds from shares issued	$1	$1
Distributions reinvested	1	1
Cost of shares redeemed	— (a)	— (a)

Change in net assets resulting from Class R2 capital transactions	$2	$2

Class R5
Distributions reinvested	$1	1
Cost of shares redeemed	— (a)	— (a)

Change in net assets resulting from Class R5 capital transactions	$1	$1

Class R6
Proceeds from shares issued	$50,556	$230,565
Distributions reinvested	25,237	34,359
Cost of shares redeemed	(466,386)	(216,648)

Change in net assets resulting from Class R6 capital transactions	$(390,593)	$48,276

Total change in net assets resulting from capital transactions	$(388,187)	$(5,990)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	382	310
Reinvested	3	54
Redeemed	(390)	(5,749)

Change in Class A Shares	(5)	(5,385)

Class C
Issued	4	64
Reinvested	1	2
Redeemed	(9)	(68)

Change in Class C Shares	(4)	(2)

Class I
Issued	448	1,299
Reinvested	10	43
Redeemed	(154)	(3,085)

Change in Class I Shares	304	(1,743)

Class R2
Issued	— (a)	— (a)
Reinvested	— (a)	1
Redeemed	— (a)	— (a)

Change in Class R2 Shares	— (a)	1

Class R5
Reinvested	— (a)	— (a)
Redeemed	—	— (a)

Change in Class R5 Shares	— (a)	— (a)

Class R6
Issued	6,492	29,498
Reinvested	3,219	4,336
Redeemed	(64,734)	(27,012)

Change in Class R6 Shares	(55,023)	6,822

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2020	J.P. MORGAN FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Year Ended October 31, 2020	$8.10	$0.32	$(0.47)	$(0.15)	$(0.29)	$(0.03)	$(0.32)
Year Ended October 31, 2019	7.61	0.39	0.43	0.82	(0.33)	—	(0.33)
Year Ended October 31, 2018	8.31	0.35	(0.75)	(0.40)	(0.30)	—	(0.30)
Year Ended October 31, 2017	8.18	0.37	0.05	0.42	(0.29)	—	(0.29)
Year Ended October 31, 2016	7.56	0.28	0.34	0.62	—	—	—

Class C
Year Ended October 31, 2020	7.93	0.28	(0.48)	(0.20)	(0.25)	(0.03)	(0.28)
Year Ended October 31, 2019	7.47	0.32	0.45	0.77	(0.31)	—	(0.31)
Year Ended October 31, 2018	8.15	0.31	(0.74)	(0.43)	(0.25)	—	(0.25)
Year Ended October 31, 2017	8.05	0.33	0.03	0.36	(0.26)	—	(0.26)
Year Ended October 31, 2016	7.47	0.24	0.34	0.58	—	—	—

Class I
Year Ended October 31, 2020	8.16	0.31	(0.44)	(0.13)	(0.31)	(0.03)	(0.34)
Year Ended October 31, 2019	7.67	0.40	0.45	0.85	(0.36)	—	(0.36)
Year Ended October 31, 2018	8.37	0.36	(0.74)	(0.38)	(0.32)	—	(0.32)
Year Ended October 31, 2017	8.25	0.39	0.05	0.44	(0.32)	—	(0.32)
Year Ended October 31, 2016	7.61	0.31	0.33	0.64	—	—	—

Class R2
Year Ended October 31, 2020	8.01	0.30	(0.47)	(0.17)	(0.27)	(0.03)	(0.30)
Year Ended October 31, 2019	7.54	0.34	0.45	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2018	8.23	0.32	(0.73)	(0.41)	(0.28)	—	(0.28)
Year Ended October 31, 2017	8.12	0.33	0.05	0.38	(0.27)	—	(0.27)
Year Ended October 31, 2016	7.52	0.26	0.34	0.60	—	—	—

Class R5
Year Ended October 31, 2020	8.23	0.36	(0.49)	(0.13)	(0.32)	(0.03)	(0.35)
Year Ended October 31, 2019	7.73	0.41	0.47	0.88	(0.38)	—	(0.38)
Year Ended October 31, 2018	8.43	0.38	(0.75)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.31	0.40	0.05	0.45	(0.33)	—	(0.33)
Year Ended October 31, 2016	7.64	0.32	0.35	0.67	—	—	—

Class R6
Year Ended October 31, 2020	8.24	0.39	(0.52)	(0.13)	(0.33)	(0.03)	(0.36)
Year Ended October 31, 2019	7.75	0.41	0.46	0.87	(0.38)	—	(0.38)
Year Ended October 31, 2018	8.45	0.39	(0.76)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.32	0.42	0.05	0.47	(0.34)	—	(0.34)
Year Ended October 31, 2016	7.65	0.32	0.35	0.67	—	—	—

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$7.63	(1.82)%	$493	1.19%	4.22%	1.37%	119%
8.10	10.97	560	1.20	5.18	1.49	164
7.61	(4.95)	41,505	1.19	4.32	1.33	172
8.31	5.21	75,732	1.19	4.50	1.48	148
8.18	8.20	1,036	1.13	3.70	2.43	189

7.45	(2.44)	49	1.69	3.79	2.02	119
7.93	10.50	90	1.69	4.17	1.85	164
7.47	(5.38)	94	1.69	3.84	1.84	172
8.15	4.56	301	1.69	4.03	2.66	148
8.05	7.76	52	1.63	3.14	3.65	189

7.69	(1.53)	3,019	0.94	4.06	1.37	119
8.16	11.36	727	0.95	5.12	1.08	164
7.67	(4.71)	14,057	0.94	4.53	1.07	172
8.37	5.40	12,211	0.94	4.67	1.43	148
8.25	8.41	3,723	0.89	3.99	1.51	189

7.54	(2.05)	28	1.44	3.97	2.15	119
8.01	10.81	27	1.45	4.42	6.24	164
7.54	(5.11)	24	1.44	4.06	2.20	172
8.23	4.83	21	1.44	4.12	3.49	148
8.12	7.98	20	1.38	3.37	4.61	189

7.75	(1.51)	22	0.79	4.62	1.45	119
8.23	11.63	23	0.80	5.08	0.94	164
7.73	(4.53)	20	0.76	4.72	1.07	172
8.43	5.56	21	0.74	4.82	2.82	148
8.31	8.77	20	0.68	4.07	3.86	189

7.75	(1.54)	256,223	0.70	4.98	0.82	119
8.24	11.58	725,698	0.70	5.17	0.82	164
7.75	(4.45)	629,505	0.69	4.81	0.82	172
8.45	5.73	572,727	0.69	4.94	1.08	148
8.32	8.76	76,275	0.63	4.12	1.25	189

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification(1)
JPMorgan Emerging Markets Strategic Debt Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	Diversified

(1)	Effective September 20, 2019, the Fund is classified as a diversified fund.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2020

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—		$82,596	$—	$82,596
Foreign Government Securities	—		158,476	—	158,476
Options Purchased
Call Options Purchased	—		151	—	151
Put Options Purchased	—		2,530	—	2,530

Total Options Purchased	—		2,681	—	2,681

Short-Term Investments
Investment Companies	12,250		—	—	12,250

Total Investments in Securities	$12,250		$243,753	$—	$256,003

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—		$295	$—	$295
Swaps	—		73	—	73

Total Appreciation in Other Financial Instruments	$—		$368	$—	$368

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—		$(506)	$—	$(506)
Futures	—	(a)	—	—	— (a)
Options Written
Put Options Written	—		(2,521)	—	(2,521)

Total Depreciation in Other Financial Instruments	$—	(a)	$(3,027)	$—	$(3,027)

(a)	Amount rounds to less than one thousand.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2020, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended October 31, 2020, JPMIM waived fees associated with the Fund’s investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

The Fund did not have any securities out on loan at October 31, 2020.

D. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$6,875	$407,945	$402,619	$51	$(2)	$12,250	12,243	$110		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	987	7,376	8,363	—	—	—	—	4	*	—

Total	$7,862	$415,321	$410,982	$51	$(2)	$12,250		$114		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Derivatives — The Fund used derivative instruments including options, futures, forward foreign currency exchange contracts and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfo-

26	J.P. MORGAN FUNDS	OCTOBER 31, 2020

lio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes F(1) — F(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the

OCTOBER 31, 2020	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default and interest rate swaps to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on swaps on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2020 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)		Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Credit contracts	Receivables	$—	$—		$—	$1,233	$1,233
Foreign exchange contracts	Receivables	2,681	—		295	—	2,976

Total		$2,681	$—		$295	$1,233	$4,209

Gross Liabilities:
Credit contracts	Payables	$—	$—		$—	$—	$—
Foreign exchange contracts	Payables	(2,521)	—		(506)	—	(3,027)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(c)	—	—	— (c)

Total		$(2,521)	$—	(c)	$(506)	$—	$(3,027)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

(c)	Amount rounds to less than one thousand.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2020 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$52		$(10)	$—	$42
BNP Paribas	42		(18)	—	24
Citibank, NA	219		(67)	—	152
Goldman Sachs International	2,562		(2,562)	—	—
HSBC Bank, NA	34		—	—	34
Merrill Lynch International	17		(17)	—	—
Royal Bank of Canada	—	(b)	—	—	—	(b)
Standard Chartered Bank	3		—	—	3
State Street Corp.	38		(24)	—	14
TD Bank Financial Group	9		—	—	9

	$2,976		$(2,698)	$—	$278

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$10		$(10)	$—	$—
BNP Paribas	18		(18)	—	—
Citibank, NA	67		(67)	—	—
Goldman Sachs International	2,656		(2,562)	—	94
Merrill Lynch International	252		(17)	—	235
State Street Corp.	24		(24)	—	—

	$3,027		$(2,698)	$—	$329

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	Amount rounds to less than one thousand.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2020 by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$2,980	$2,980
Foreign exchange contracts	(377)	—	823	—	446
Interest rate contracts	—	7,013	—	(1,344)	5,669

Total	$(377)	$7,013	$823	$1,636	$9,095

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$937	$937
Foreign exchange contracts	352	—	163	—	515
Interest rate contracts	—	(117)	—	(286)	(403)

Total	$352	$(117)	$163	$651	$1,049

30	J.P. MORGAN FUNDS	OCTOBER 31, 2020

The Fund’s derivatives contracts held at October 31, 2020 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2020 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Interest Rate:
Average Notional Balance Long	$109,146
Average Notional Balance Short	5,435	(a)
Ending Notional Balance Long	13,250

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$194,368
Average Settlement Value Sold	212,998
Ending Settlement Value Purchased	25,373
Ending Settlement Value Sold	23,904

OTC Options:
Average Notional Balance Purchased	$180,177
Average Notional Balance Written	119,445
Ending Notional Balance Purchased	95,910
Ending Notional Balance Written	52,256

Credit Default Swaps:
Average Notional Balance — Buy Protection	$36,745
Ending Notional Balance — Buy Protection	22,500

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	$173,486	(b)
Average Notional Balance — Receives Fixed Rate	28,680

(a)	For the period May 1, 2020 through May 31, 2020.
(b)	For the period November 1, 2019 through February 29, 2020.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.). Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended October 31, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class R2		Class R5		Class R6	Total
Transfer agency fees	$—	(a)	$—	(a)	$6	$—	(a)	$—	(a)	$5	$11

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$9	$(2,505)	$2,496

The reclassifications for the Fund relate primarily to India capital gains taxes, investments in swaps and foreign currency gains or losses.

L. Recent Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of November 1, 2019, the amortized cost basis of investments was reduced by approximately $9,000 and unrealized appreciation of investments was increased by approximately $9,000. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate equal to 0.65% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the year ended October 31, 2020, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2020

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2020, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$—(a)	$—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.20%	1.70%	0.95%	1.45%	0.80%	0.70%

The expense limitation agreements were in effect for the year ended October 31, 2020 and are in place until at least February 28, 2021.

For the year ended October 31, 2020, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Reimbursements
$366	$228	$1	$595	$9

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The amount of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2020 was approximately $25,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2020, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$548,365	$906,855

During the year ended October 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$266,186	$12,434	$24,116	$(11,682)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of forward foreign currency contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2020 was as follows (amounts in thousands):

Ordinary Income*	Return of Capital	Total Distributions Paid
$23,669	$1,671	$25,340

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

Ordinary Income*	Total Distributions Paid
$35,104	$35,104

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2020, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$(100,306)	$(12,549)

34	J.P. MORGAN FUNDS	OCTOBER 31, 2020

The cumulative timing differences primarily consist of wash sale loss deferrals, straddle loss deferrals and mark to market of forward foreign currency contracts.

At October 31, 2020, the Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$63,091	$37,215

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund at October 31, 2020. Average borrowings from the Facility during the year ended October 31, 2020, were as follows (amounts in thousands, except number of days outstanding):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$2,078	0.82%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Fund did not utilize the Credit Facility during the year ended October 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2020, the Fund had three individual shareholder and/or affiliated omnibus accounts, which owned 41.3% of the Fund’s outstanding shares.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

As of October 31, 2020, the JPMorgan SmartRetirement Funds and JPMorgan SmartRetirment Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
71.3%	16.1%

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2020, a significant portion of the Fund’s investments consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On November 17, 2020, the Board approved the liquidation of Class R5 Shares of the Fund which occurred on December 7, 2020.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Emerging Markets Strategic Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Emerging Markets Strategic Debt Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	37

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

38	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2020	J.P. MORGAN FUNDS	39

TRUSTEES

(Unaudited) (continued)

(1)

Mr. Marshall is retiring from the Board of Trustees effective the close of business on December 31, 2020. The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2020	J.P. MORGAN FUNDS	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2020, and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$1,125.30	$6.36	1.19%
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class C
Actual	1,000.00	1,122.70	9.02	1.69
Hypothetical	1,000.00	1,016.64	8.57	1.69
Class I
Actual	1,000.00	1,129.00	5.03	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R2
Actual	1,000.00	1,125.80	7.69	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class R5
Actual	1,000.00	1,128.80	4.23	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Class R6
Actual	1,000.00	1,127.70	3.69	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

42	J.P. MORGAN FUNDS	OCTOBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund as compared to the Fund’s objectives and peer group. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Fund and its shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of

OCTOBER 31, 2020	J.P. MORGAN FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The

Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group, and in the fourth, fifth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the Fund’s performance for Class I shares was in the fourth, fifth and fifth quintiles based upon both the Peer Group and Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the Fund’s performance for Class R6 shares was in the third, fifth and fifth quintiles based upon the Peer Group, and in the third, fourth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate and net expense ratio for each class after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total

OCTOBER 31, 2020	J.P. MORGAN FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

expenses for Class I shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. October 2020.	AN-EMSD-1020

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2020 – $917,646

2019 – $1,144,003

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2020 – $139,797

2019 – $176,810

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2020 – $237,771

2019 – $270,666

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2020 and 2019, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2020 – Not applicable

2019 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0%

2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 - $25.1 million

2019 - $30.6 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section  406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 4, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
January 4, 2021